Registration Nos:         33-59216
                                                                     811-7556

                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                     Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                  / X /

           Pre-Effective Amendment No.                                   /   /

           Post-Effective Amendment No. 26                               / X /

                                       and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940          / X /

           Amendment No. 27                                              / X /

                         (Check appropriate box or boxes)

                       LIBERTY VARIABLE INVESTMENT TRUST
                       ---------------------------------
               (Exact Name of Registrant as Specified in Charter)

                 One Financial Center, Boston, Massachusetts 02111
                 -------------------------------------------------
                     (Address of Principal Executive Offices)

                                  617-426-3750
                                  ------------
                 (Registrant's Telephone Number, including Area Code)

Name and Address of
Agent for Service                                     Copy to

Jean S. Loewenberg, Esq.                              John M. Loder, Esq.
Liberty Funds Group LLC                               Ropes & Gray
One Financial Center                                  One International Place
Boston, MA  02111                                     Boston, MA  02110-2624

It is proposed that this filing will become effective (check appropriate box):

/     /         Immediately upon filing pursuant to paragraph (b).

/  X  /         On May 1, 2002 pursuant to paragraph (b).

/     /         60 days after filing pursuant to paragraph (a)(1).

/     /         on (date) pursuant to paragraph (a)(1).

/     /         75 days after filing pursuant to paragraph (a)(2).

/     /         on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

/     /         this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

An indefinite number of shares of beneficial interest of all existing and subsequently created series of the Trust under the Securities Act of 1933 were registered by the Registration Statement filed on March 18, 1993 under the Securities Act of 1933 pursuant to Rule 24f-2. A Rule 24f-2 Notice with respect to the fiscal year ended December 31, 1996 was filed on or about February 28, 1997.

                        LIBERTY VARIABLE INVESTMENT TRUST


PROSPECTUS DATED MAY 1, 2002


Colonial Global Equity Fund, Variable Series
Colonial High Yield Securities Fund, Variable Series
Colonial International Fund for Growth, Variable Series
Colonial International Horizons Fund, Variable Series
Colonial Small Cap Value Fund, Variable Series
Colonial Strategic Income Fund, Variable Series
Colonial U.S. Growth & Income Fund, Variable Series
Crabbe Huson Real Estate Investment Fund, Variable Series
Liberty All-Star Equity Fund, Variable Series
Liberty Newport Japan Opportunities Fund, Variable Series
Liberty S&P 500 Index Fund, Variable Series
Liberty Select Value Fund, Variable Series
Liberty Value Fund, Variable Series
Newport Tiger Fund, Variable Series
Rydex Financial Services Fund, Variable Series
Rydex Health Care Fund, Variable Series
Stein Roe Global Utilities Fund, Variable Series


CLASS A AND B SHARES


Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                     * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                     * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

----------------------------
NOT FDIC   MAY LOSE VALUE
           -----------------
INSURED    NO BANK GUARANTEE
----------------------------

                                TABLE OF CONTENTS


THE TRUST ......................................................................

THE FUNDS ......................................................................   4

Defining Capitalization.........................................................
Each of these sections discusses the following topics:
Investment Goals, Principal Investment Strategies,
Principal Investment Risks and Performance History
Colonial Global Equity Fund, Variable Series....................................
Colonial High Yield Securities Fund, Variable Series............................
Colonial International Fund for Growth, Variable Series.........................
Colonial International Horizons Fund, Variable Series...........................
Colonial Small Cap Value Fund, Variable Series..................................
Colonial Strategic Income Fund, Variable Series.................................
Colonial U.S. Growth & Income Fund, Variable Series.............................
Crabbe Huson Real Estate Investment Fund, Variable Series.......................
Liberty All-Star Equity Fund, Variable Series...................................
Liberty Newport Japan Opportunities Fund, Variable Series.......................
Liberty S&P 500 Index Fund, Variable Series.....................................
Liberty Select Value Fund, Variable Series......................................
Liberty Value Fund, Variable Series.............................................
Newport Tiger Fund, Variable Series.............................................
Rydex Financial Services Fund, Variable Series..................................
Rydex Health Care Fund, Variable Series.........................................
Stein Roe Global Utilities Fund, Variable Series................................

TRUST MANAGEMENT ORGANIZATIONS .................................................
--------------------------------------------------------------------------------
The Trustees....................................................................
Investment Advisor:  Liberty Advisory Services Corp.............................
Investment Sub-Advisors and Portfolio Managers..................................
[Rule 12b-1 Plan................................................................]
Mixed and Shared Funding........................................................

OTHER INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------
Purchases and Redemptions........................................................
How the Funds Calculate Net Asset Value..........................................
Dividends and Distributions......................................................
Tax Consequences.................................................................
[Other Class of Shares..........................................................]

APPENDIX A
--------------------------------------------------------------------------------

                                    THE TRUST

Liberty Variable Investment Trust (Trust) includes seventeen separate mutual funds (Funds), each with its own investment goals and strategies. This Prospectus contains information about all of the Funds in the Trust. Liberty Advisory Services Corp. (LASC) is the investment advisor to each Fund. LASC has appointed an investment sub-advisor (Sub-Advisor) for each Fund. All of the Sub-Advisors are affiliates of LASC. The Funds have the following Sub-Advisors:


------------------------------------------------------------------------------------------------------------------------------------
                                    FUND                                                             SUB-ADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Colonial Global Equity Fund, Variable Series (Global Equity Fund)                               Colonial Management Associates, Inc.
Colonial High Yield Securities Fund, Variable Series (High Yield Fund)                          (Colonial)
Colonial International Fund for Growth, Variable Series (International Fund)
Colonial International Horizons Fund, Variable Series (International Horizons Fund)
Colonial Small Cap Value Fund, Variable Series (Small CapFund)
Colonial Strategic Income Fund, Variable Series (Strategic Income Fund)
Colonial U.S. Growth & Income Fund, Variable Series (U.S. Growth & Income Fund)
Liberty S&P 500 Index Fund, Variable Series (S&P 500 Fund) Liberty Select Value
Fund, Variable Series (Select Value Fund) Liberty Value Fund, Variable Series
(Value Fund) Rydex Financial Services Fund, Variable Series (Financial Services
Fund) Rydex Health Care Fund, Variable Series (Health Care Fund)

------------------------------------------------------------------------------------------------------------------------------------
Crabbe Huson Real Estate Investment Fund, Variable Series (Real Estate Fund)                    Crabbe Huson Group, Inc.
                                                                                                (Crabbe Huson)

------------------------------------------------------------------------------------------------------------------------------------
Liberty All-Star Equity Fund, Variable Series (All-Star Equity Fund)                            Liberty Asset Management Company
                                                                                                (LAMCO)

------------------------------------------------------------------------------------------------------------------------------------
Liberty Newport Japan Opportunities Fund, Variable Series (Japan Opportunities Fund)            Newport Fund Management,
Newport Tiger Fund, Variable Series (Tiger Fund)                                                Inc. (Newport)


------------------------------------------------------------------------------------------------------------------------------------
Stein Roe Global Utilities Fund, Variable Series (Global Utilities Fund)                        Stein Roe & Farnham Incorporated
                                                                                                (Stein Roe)
------------------------------------------------------------------------------------------------------------------------------------



Other funds may be added or deleted from time to time. Each Fund offers two classes of shares - Class A and Class B shares. Each share class has its own expense structure. [This prospectus contains only Class A/B shares.]



The Trust's Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by life insurance companies (Participating Insurance Companies). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The principal underwriter of the Funds is Liberty Funds Distributor, Inc. (LFD). LFD is an affiliate of LASC.


The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy of those prospectuses.

                                    THE FUNDS

DEFINING CAPITALIZATION


A company's market capitalization is simply its stock price multiplied by the number of shares of stock it has outstanding. In the financial markets, companies generally are sorted into one of three capitalization-based categories: large capitalization (large-cap); middle capitalization (mid-cap); or small capitalization (small-cap). In defining a company's market capitalization, the advisor uses capitalization-based categories that are based in part on those of Standard & Poor's Index Services. All market capitalizations are determined at the time of purchase.


LARGE CAPITALIZATION. Large-cap stocks are stocks with market capitalizations greater than $5 billion. In addition, any stock that is represented in the Standard & Poor's 500 Index is considered a large-cap stock.


MIDDLE CAPITALIZATION. Mid-cap stocks are stocks with market capitalizations between $1 billion and the capitalization of the largest stock in the Standard & Poor's MidCap 400 Index (S&P MidCap Index) ($10.4 billion as of December 31,
2001). In addition, any stock that is represented in the S&P MidCap Index is considered a mid-cap stock.



SMALL CAPITALIZATION. Small-cap stocks are stocks with market capitalizations equal to or less than the capitalization of the largest stock in the Standard & Poor's SmallCap 600 Index ($3.8 billion as of December 31, 2001).

                  COLONIAL GLOBAL EQUITY FUND, VARIABLE SERIES


INVESTMENT GOAL
--------------------------------------------------------------------------------

The Fund seeks long-term growth by investing primarily in global equities.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------


Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. and foreign equity securities. The Fund may invest in companies of any size, including small-cap stocks. The Fund may also invest in high-quality U.S. and foreign government debt securities. The Fund generally diversifies its holdings across several different countries and regions.


The Fund may invest up to 10% of its assets in shares of other investment companies. Investing in investment companies may involve payment of duplicate fees because the Fund, as a shareholder, will indirectly pay a portion of the other investment company's expenses.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.


Management risk means that Colonial's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds.



Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.



Because the Fund may invest in debt securities issued by private entities, including corporate bonds, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.


Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.


Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

THE FUNDS COLONIAL GLOBAL EQUITY FUND, VARIABLE SERIES



Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.



Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.


An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLONIAL GLOBAL EQUITY FUND, VARIABLE SERIES


PERFORMANCE HISTORY
--------------------------------------------------------------------------------


The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class [A/B] shares. The performance table following the bar chart shows how the Fund's average annual returns for Class [A/B] shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Morgan Stanley Capital International World (GDP) Index (MSCI World Index), an unmanaged index that tracks the performance of global stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.



CALENDAR YEAR TOTAL RETURNS (CLASS A) (1)


[BAR CHART]

Year      High Yield Fund
2000      -15.70%
2001      -24.34%


For period shown in bar chart:
Best quarter:  4th quarter 2001, +3.62%
Worst quarter:  3rd quarter 2001, -16.46%



AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001



                                                                      LIFE OF
                                                         1 YEAR       THE FUND
                                                         ------       --------
Class A (%)                                              -24.34       -12.04 (1)
MSCI World Index (%)                                     -19.15        -6.02 (2)



(1) Class A is a newer class of shares. Its performance information includes returns of the Fund's Class B shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class B shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been higher. Class A shares were initially offered on June 1, 2000, and Class B shares were initially offered on June 1, 1999.



(2)   Performance information is from May 31, 1999.

THE FUNDS COLONIAL GLOBAL EQUITY FUND, VARIABLE SERIES


CALENDAR YEAR TOTAL RETURNS (CLASS B)

[BAR CHART]

           High Yield
Year          Fund
2000        -15.79%
2001        -24.58%


For period shown in bar chart:
Best quarter:   4th quarter 2001, +3.49%
Worst quarter:  3rd quarter 2001, -16.50%



AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001



                                          INCEPTION     1 YEAR         LIFE OF
                                            DATE                       THE FUND
Class B (%)                                6/1/99       -24.58        -12.18
--------------------------------------------------------------------------------
MSCI World Index (%)                          N/A       -19.15         -6.02 (3)




(3)   Performance information is from May 31, 1999.

              COLONIAL HIGH YIELD SECURITIES FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------

The Fund seeks high current income and total return.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------


The Fund pursues its investment goals by investing at least 80% of its net assets (plus any borrowings for investment purposes) in lower-rated corporate debt securities. These securities have the following ratings:


      -     BB through D by Standard & Poor's;

      -     Ba through C by Moody's Investors Service, Inc.;

      -     a comparable rating by another nationally recognized rating service;
            or

      - the security is unrated and Colonial believes it to be comparable in quality to securities having such ratings as noted above.

The Fund also may invest in equity securities to seek capital appreciation. Equity securities include common stocks, preferred stocks, warrants and debt securities convertible into common stocks. Additionally, the Fund may invest in securities issued or guaranteed by foreign governments or foreign companies, including securities issued in emerging market countries.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.


Management risk means that Colonial's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with comparable funds.



Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.



Because the Fund may invest in debt securities issued by private entities, including corporate bonds and privately issued mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

THE FUNDS COLONIAL HIGH YIELD SECURITIES FUND, VARIABLE SERIES



Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.



Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.



Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.



Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.


An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLONIAL HIGH YIELD SECURITIES FUND, VARIABLE SERIES


PERFORMANCE HISTORY
--------------------------------------------------------------------------------


The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class [A/B] shares. The performance table following the bar chart shows how the Fund's average annual returns for Class [A/B] shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the CS First Boston High Yield Index (CS First Boston Index), a broad-based, unmanaged index that tracks the performance of high yield bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in the Lipper High Current Yield - Annuities Funds Category (Lipper Average), as calculated by Lipper, Inc. This category is composed of funds with investment objectives similar to those of the Fund that are options under VA contracts or VLI policies. Sales charges are not reflected in the Lipper Average.


CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

Year      High Yield Fund
1999        1.65%
2000       -6.89%
2001       -2.82%


For period shown in bar chart:
Best quarter:  4th quarter 2001, +6.63%
Worst quarter:  3rd quarter 2001, -7.49%


AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001


                                              INCEPTION     1 YEAR     LIFE OF
                                                DATE                   THE FUND
Class A (%)                                    5/19/98      -2.82      -2.98
--------------------------------------------------------------------------------
CS First Boston Index (%)                        N/A         5.78       0.02 (4)
--------------------------------------------------------------------------------
Lipper Average (%)                               N/A         1.08      -2.03 (4)



(4)   Performance information is from May 31, 1998.

THE FUNDS COLONIAL HIGH YIELD SECURITIES FUND, VARIABLE SERIES



CALENDAR YEAR TOTAL RETURNS (CLASS B) (5)


[BAR CHART]

Year      High Yield Fund
1999          1.65%
2000         -7.11%
2001         -2.96%


For period shown in bar chart:
Best quarter: 4th quarter 2001, +6.67%
Worst quarter: 3rd quarter 2001, -7.53%



AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------



                                                           1 YEAR       LIFE OF
                                                                        THE FUND
Class B (%)                                                -2.96       -3.09 (5)
CS First Boston Index (%)                                   5.78        0.02 (6)
Lipper Average (%)                                          1.08       -2.03 (6)



(5) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on May 19, 1998, and Class B shares were initially offered on June 1, 2000.



(6)   Performance information is from May 31, 1998.

             COLONIAL INTERNATIONAL FUND FOR GROWTH, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------


The Fund seeks long-term growth.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------


Under normal market conditions, the Fund invests primarily in equity securities of growth companies located outside the United States. The Fund may invest in equity securities located in any foreign country, including emerging market countries. The Fund may invest in companies of any size, including small-cap stocks. The Fund may also invest in high-quality foreign government debt securities. The Fund generally diversifies its holdings across several different countries and regions.


The Fund may invest up to 10% of its assets in shares of other investment companies. Investing in investment companies may involve payment of duplicate fees because the Fund, as a shareholder, will indirectly pay a portion of the other investment company's expenses.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.


Management risk means that Colonial's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds.



Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.



Because the Fund may invest in debt securities issued by private entities, including corporate bonds and privately issued mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.



Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

THE FUNDS COLONIAL INTERNATIONAL FUND FOR GROWTH, VARIABLE SERIES



Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.



Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.



Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.



As a non-diversified mutual fund, the Fund is allowed to invest a greater percentage of its total assets in the securities of a single issuer. This may increase issuer risk and, therefore, the Fund may have a greater risk of loss than a similar diversified mutual fund.


An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLONIAL INTERNATIONAL FUND FOR GROWTH, VARIABLE SERIES


PERFORMANCE HISTORY
--------------------------------------------------------------------------------


The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class [A/B] shares. The performance table following the bar chart shows how the Fund's average annual returns for Class [A/B] shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Morgan Stanley Capital International EAFE Index (MSCI EAFE Index), an unmanaged index that tracks the performance of equity securities of developed countries outside North America. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.


CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

Year      International
          Fund
1995        5.85%
1996        5.61%
1997       -3.27%
1998       12.96%
1999       40.58%
2000      -18.47%
2001      -24.35%


For period shown in bar chart:
Best quarter:  4th quarter 1999, +23.31%
Worst quarter:  1st quarter 2001, -17.62%


AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001


                                   INCEPTION   1 YEAR     5 YEARS     LIFE OF
                                     DATE                             THE FUND
Class A (%)                         5/2/94     -24.35      -1.08       -0.06
--------------------------------------------------------------------------------
MSCI EAFE Index (%)                  N/A       -21.44       0.89        2.76 (7)


(7)   Performance information is from April 30, 1994.

THE FUNDS COLONIAL INTERNATIONAL FUND FOR GROWTH, VARIABLE SERIES



CALENDAR YEAR TOTAL RETURNS (CLASS B) (8)


[BAR CHART]

Year      International
          Fund
1995        5.85%
1996        5.61%
1997       -3.27%
1998       12.96%
1999       40.58%
2000      -18.47%
2001      -24.35%


For period shown in bar chart:
Best quarter:  4th quarter 1999, +23.31%
Worst quarter:  1st quarter 2001, -17.62%



AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001



                                              1 YEAR     5 YEARS        LIFE OF
                                                                        THE FUND
Class B (%)                                   -24.35      -1.08 (8)    -0.06 (8)
--------------------------------------------------------------------------------
MSCI EAFE Index (%)                           -21.44       0.89         2.76 (9)



(8) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on May 2, 1994, and Class B shares were initially offered on June 1, 2000.



(9)   Performance information is from April 30, 1994.

              COLONIAL INTERNATIONAL HORIZONS FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------

The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Under normal market conditions, the Fund invests at least 65% of its total assets in non-U.S. equity securities of growth companies that Colonial believes will provide superior long-term growth.

In selecting stocks for the Fund, Colonial will choose stocks of growth companies with long-term, above average growth potential, in market segments that are driving economic growth. Stock selection will target high quality companies with proven management and low levels of debt.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.


Management risk means that Colonial's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds.



Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.



Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.



Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

THE FUNDS COLONIAL INTERNATIONAL HORIZONS FUND, VARIABLE SERIES




Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.



As a non-diversified mutual fund, the Fund is allowed to invest a greater percentage of its total assets in the securities of a single issuer. This may increase the Fund's exposure to a single issuer and, therefore, the Fund may have a greater risk of loss than a similar diversified mutual fund.


An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLONIAL INTERNATIONAL HORIZONS FUND, VARIABLE SERIES


PERFORMANCE HISTORY
--------------------------------------------------------------------------------


The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class [A/B] shares. The performance table following the bar chart shows how the Fund's average annual returns for Class [A/B] shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Morgan Stanley Capital International EAFE (GDP) Index (MSCI EAFE (GDP) Index), an unmanaged index that tracks the performance of equity securities of developed countries outside North America and is weighted against the Gross Domestic Product. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.



CALENDAR YEAR TOTAL RETURNS (CLASS A) (10)


[BAR CHART]

Year      High Yield Fund
2000         -19.17%
2001         -23.41%


For period shown in bar chart:
Best quarter:  4th quarter 2001, +2.15%
Worst quarter:  1st quarter 2001, -17.29%



AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001



                                                            1 YEAR     LIFE OF
                                                                       THE FUND
Class A (%)                                                 -23.41    -9.66 (10)
MSCI EAFE (GDP) Index (%)                                   -22.20    -5.85 (11)



(10) Class A is a newer class of shares. Its performance information includes returns of the Fund's Class B shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class B shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been higher. Class A shares were initially offered on June 1, 2000, and Class B shares were initially offered on June 1, 1999.



(11)  Performance information is from May 31, 1999.

THE FUNDS COLONIAL INTERNATIONAL HORIZONS FUND, VARIABLE SERIES


CALENDAR YEAR TOTAL RETURNS (CLASS B)

[BAR CHART]

Year      High Yield Fund
2000         -19.25%
2001         -23.64%


For period shown in bar chart:
Best quarter:  4th quarter 2001, +2.30%
Worst quarter:  1st quarter 2001, -17.30%


AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001


                                              INCEPTION    1 YEAR     LIFE OF
                                                DATE                  THE FUND
Class B (%)                                    6/1/99      -23.64     -9.80
MSCI EAFE (GDP) Index (%)                         N/A      -22.20     -5.85 (12)



(12)  Performance information is from May 31, 1999.

                 COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------


The Fund seeks long-term growth by investing primarily in smaller capitalization equities.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------


Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization stocks of U.S. companies. The remainder of the Fund's assets may be invested in other stocks, or in bonds that are rated or considered by Colonial to be investment-grade. When purchasing securities for the Fund, Colonial may choose securities of companies it believes are undervalued.


Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.


Management risk means that Colonial's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds.



Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.



Because the Fund may invest in debt securities issued by private entities, including corporate bonds, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.



Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.



Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in Colonial's opinion, undervalued. If Colonial's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value Colonial has placed on it.


An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES


PERFORMANCE HISTORY
--------------------------------------------------------------------------------


The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class [A/B] shares. The performance table following the bar chart shows how the Fund's average annual returns for Class [A/B] shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. Beginning in 2002, the Fund's benchmark was changed to the Standard & Poor's SmallCap 600/Barra Value Index (S&P 600/Barra Value Index), an unmanaged index that tracks the performance of value stocks, as determined by low price-to-book ratios included in the Standard & Poor's SmallCap 600 Index. Previously, the Fund's returns were compared to the Russell 2000 Index (Russell 2000 Index), an unmanaged index that tracks the performance of small-capitalization stocks traded on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market System. Colonial believes that the S&P 600/Barra Value Index, because of its greater emphasis on value stocks, more accurately reflects the type of securities in which the Fund invests. The Fund's average annual returns for the one-year and the life of the Fund periods are shown compared to the S&P 600/Barra Value Index, as well as the Fund's previous benchmark, the Russell 2000 Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.



CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

Year
1999        6.34%
2000       18.88%
2001        9.30%


For period shown in bar chart:
Best quarter:  4th quarter 2001, +17.25%
Worst quarter:  1st quarter 1999, -13.27%


Average Annual Total Returns - for periods ended December 31, 2001



                                                INCEPTION   1 YEAR     LIFE OF
                                                   DATE                THE FUND
Class A (%)                                       5/19/98    9.30      5.13
--------------------------------------------------------------------------------
S&P 600/Barra Value Index (%)                         N/A   13.10      4.92 (13)
--------------------------------------------------------------------------------
Russell 2000 Index (%)                                N/A    2.49      1.64 (13)



(13)  Performance information is from April 30, 1998.

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES



CALENDAR YEAR TOTAL RETURNS (CLASS B) (14)


[BAR CHART]

Year
1999               6.34%
2000              18.88%
2001               9.20%


For period shown in bar chart:
Best quarter: 4th quarter 2001, +17.27%
Worst quarter: 1st quarter 1999, -13.27%



AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001



                                                            1 YEAR      LIFE OF
                                                                        THE FUND
Class B (%)                                                  9.20      5.11 (14)
S&P 600/Barra Value Index (%)                               13.10      4.92 (15)
Russell 2000 Index (%)                                       2.49      1.64 (15)



(14) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on May 19, 1998, and Class B shares were initially offered on June 1, 2000.



(15)  Performance information is from April 30, 1998.

                 COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------

The Fund seeks current income consistent with prudent risk. The Fund also seeks maximum total return.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

The Fund seeks to achieve its investment goals by investing primarily in:

      -     debt securities issued by the U.S. government;

      - debt securities issued by foreign governments and foreign companies including securities issued in emerging market countries; and

      -     lower-rated corporate debt securities.

Colonial allocates the Fund's investments among these types of securities at any given time based on its estimate of the expected performance and risk of each type of investment.

The Fund pursues its investment goals by investing a portion of its assets in lower-rated corporate debt securities. These securities have the following ratings:

      -     BB through D by Standard & Poor's;

      -     Ba through C by Moody's Investors Service, Inc.;

      -     a comparable rating by another nationally recognized rating service;
            or

      - the security is unrated and Colonial believes it to be comparable in quality to securities having such ratings as noted above.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.


Management risk means that Colonial's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with comparable funds.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES



Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.



Because the Fund may invest in debt securities issued by private entities, including corporate bonds and privately issued mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.



Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.



Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.



Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.


An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES


PERFORMANCE HISTORY
--------------------------------------------------------------------------------


The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class [A/B] shares. The performance table following the bar chart shows how the Fund's average annual returns for Class [A/B] shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Lehman Brothers Government/Credit Index (Lehman Government/Credit Index), an unmanaged index that tracks the performance of a selection of U.S. government and investment grade U.S. corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in the Lipper General Bonds - Annuities Funds Category (Lipper Average), as calculated by Lipper, Inc. This category is composed of funds with investment objectives similar to those of the Fund that are options under VA contracts or VLI policies. Sales charges are not reflected in the Lipper Average.


CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

Year
1995       18.30%
1996        9.83%
1997        9.11%
1998        6.03%
1999        1.78%
2000        0.16%
2001        3.68%


For period shown in bar chart:
Best quarter:  1st quarter 1995, +5.62%
Worst quarter:  2nd quarter 2001, -1.56%



AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001



                                        INCEPTION   1 YEAR   5 YEARS    LIFE OF
                                          DATE                          THE FUND
Class A (%)                               7/5/94     3.68      4.10    6.53
--------------------------------------------------------------------------------
Lehman Government/Credit Index (%)          N/A      8.50      7.37    7.88 (16)
--------------------------------------------------------------------------------
Lipper Average (%)                          N/A      5.62      5.20    7.00 (16)



(16)  Performance information is from June 30, 1994.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES



CALENDAR YEAR TOTAL RETURNS (CLASS B) (17)


[BAR CHART]

Year
1995       18.30%
1996        9.83%
1997        9.11%
1998        6.03%
1999        1.78%
2000        0.07%
2001        3.54%


For period shown in bar chart:
Best quarter:  1st quarter 1995, +5.62%
Worst quarter:  2nd  quarter 2001, -1.56%



AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001



                                                                       LIFE OF
                                              1 YEAR      5 YEARS      THE FUND
Class B (%)                                    3.54       4.06 (17)    6.50 (17)
--------------------------------------------------------------------------------
Lehman Government/Credit Index (%)             8.50       7.37         7.88 (18)
--------------------------------------------------------------------------------
Lipper Average (%)                             5.62       5.20         7.00 (18)



(17) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on July 5, 1994, and Class B shares were initially offered on June 1, 2000.



(18)  Performance information is from June 30, 1994.

               COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------

The Fund seeks long-term growth and income.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------


Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. securities, primarily consisting of large-capitalization stocks. Up to 10% of the Fund's assets may be invested in debt securities.


In selecting debt securities for the Fund, Colonial may invest in:

      -     debt securities that are convertible into common stock;


      - corporate debt securities that are rated investment grade by at least two nationally recognized rating organizations (investment grade stocks have a rating of BBB or higher by Standard & Poor's or Baa or higher by Moody's Investors Service, Inc.); and


      -     debt securities issued or guaranteed by the U.S. government.


When purchasing securities for the Fund, Colonial generally chooses securities of companies it believes are undervalued.


The Fund compares its performance to other similarly managed mutual funds as determined by Morningstar, Inc. (Morningstar). For performance comparison purposes, Morningstar places an equity fund in one of nine "categories" based upon guidelines established by Morningstar that examine both a fund's investment methodology and the size of the companies in which the fund invests. Colonial generally manages the Fund in accordance with the Morningstar guidelines for a "Large Cap Value" fund. See Appendix A for a description of the Morningstar categories.




Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.


Management risk means that Colonial's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with comparable funds.

THE FUNDS COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES



Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.



Because the Fund may invest in debt securities issued by private entities, including corporate bonds and privately issued mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.






Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.



Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in Colonial's opinion, undervalued. If Colonial's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value Colonial has placed on it.


An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES


PERFORMANCE HISTORY
--------------------------------------------------------------------------------


The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class [A/B] shares. The performance table following the bar chart shows how the Fund's average annual returns for Class [A/B] shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large capitalization U.S. common stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.


CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

Year
1995       29.70%
1996       21.84%
1997       32.23%
1998       20.15%
1999       12.00%
2000        3.60%
2001       -0.60%

For period shown in bar chart:
Best quarter:  4th quarter 1998, +21.79%
Worst quarter:  3rd quarter 1998, -14.16%


AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001



                                     INCEPTION   1 YEAR   5 YEARS     LIFE OF
                                       DATE                           THE FUND
Class A (%)                           7/5/94      -0.60    12.88      15.91
--------------------------------------------------------------------------------
S&P 500 Index (%)                      N/A       -11.88    10.70      15.51 (19)



(19)  Performance information is from June 30, 1994.

THE FUNDS COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES



CALENDAR YEAR TOTAL RETURNS (CLASS B) (20)


[BAR CHART]

Year
1995       29.70%
1996       21.84%
1997       32.23%
1998       20.15%
1999       12.00%
2000        3.43%
2001       -0.65%


For period shown in bar chart:
Best quarter:  4th quarter 1998, +21.79%
Worst quarter:  3rd quarter 1998, -14.16%




AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001



                                               1 YEAR   5 YEARS        LIFE OF
                                                                       THE FUND
Class B (%)                                     -0.65    12.83 (20)   15.88 (20)
--------------------------------------------------------------------------------
S&P 500 Index (%)                              -11.88    10.70        15.51 (21)



(20) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as (20) Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on July 5, 1994, and Class B shares were initially offered on June 1, 2000.



(21)  Performance information is from June 30, 1994.

      THIS FUND IS CLOSED TO FUTURE INVESTMENTS OR TRANSFERS INTO THE FUND.


            CRABBE HUSON REAL ESTATE INVESTMENT FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------

The Fund seeks to provide growth of capital and current income.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------


Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts (REITs) and other real estate industry companies. In managing the Fund, Crabbe Huson follows a basic value contrarian approach in selecting securities for the Fund's portfolio.



The contrarian approach puts primary emphasis on security prices, balance sheet and cash flow analyses and on the relationship between the market price of a security and its estimated intrinsic value as a share of an ongoing business.


REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interest. The Fund's REIT investments will consist primarily of equity REITs which invest the majority of their assets directly in real estate and derive income primarily from rents.

Other real estate industry companies in which the Fund may invest are companies that derive at least 50% of their revenues or profits from either (a) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or (b) products or services related to the real estate industry, such as building supplies or mortgage servicing.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.


Management risk means that Crabbe Huson's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with comparable funds.



Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

THE FUNDS CRABBE HUSON REAL ESTATE INVESTMENT FUND, VARIABLE SERIES



The Fund may invest in equity real estate investment trusts (REITs). REITs are entities which either own properties or make construction or mortgage loans. REITs may also include operating or finance companies. Investing in REITs involves certain unique risks in addition to those risks associated with the real estate industry in general. The prices of equity REITs are affected by changes in the value of the underlying property owned by the REITs. In addition, although the Fund does not invest directly in real estate, a REIT investment by the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.



The basic value contrarian approach is based on Crabbe Huson's belief that the securities of many companies often sell at a discount from the securities' estimated intrinsic value. Crabbe Huson attempts to identify and invest in such undervalued securities in the hope that their market price will rise to their estimated intrinsic value. If Crabbe Huson's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value Crabbe Huson has placed on it.


An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS CRABBE HUSON REAL ESTATE INVESTMENT FUND, VARIABLE SERIES


PERFORMANCE HISTORY
--------------------------------------------------------------------------------


The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class [A/B] shares. The performance table following the bar chart shows how the Fund's average annual returns for Class [A/B] shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the NAREIT Equity Index (NAREIT Index), an unmanaged index that tracks the performance of all equity real estate investment trusts that trade on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market System. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are compared to the average return of the funds included in the Lipper Real Estate Annuities Universe Funds Category (Lipper Average), as calculated by Lipper, Inc. This category is composed of funds with investment objectives similar to those of the Fund that are options under VA contracts or VLI policies. Sales charges are not reflected in the Lipper Average.



CALENDAR YEAR TOTAL RETURNS (CLASS A) (22)


[BAR CHART]

Year
2000                 16.33%
2001                 14.61%


For period shown in bar chart:
Best quarter: 2nd quarter 2001, +11.34%
Worst quarter:  3rd quarter 2001, -3.36%



AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001



                              1 YEAR    LIFE OF
                                        THE FUND
Class A (%)                   14.61      5.53 (22)
NAREIT Index (%)              13.93     10.31 (23)
Lipper Average (%)             7.89      8.99 (23)



(22) Class A is a newer class of shares. Its performance information includes returns of the Fund's Class B shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class B shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been higher. Class A shares were initially offered on June 1, 2000, and Class B shares were initially offered on June 1, 1999.



(23)  Performance information is from May 31, 1999.

THE FUNDS CRABBE HUSON REAL ESTATE INVESTMENT FUND, VARIABLE SERIES


CALENDAR YEAR TOTAL RETURNS (CLASS B)

[BAR CHART]

Year
2000       16.09%
2001       14.54%


For period shown in bar chart:
Best quarter: 2nd quarter 2001, +11.25%
Worst quarter: 3rd quarter 2001, -3.37%



AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001



                                              INCEPTION    1 YEAR      LIFE OF
                                                DATE                   THE FUND
Class B (%)                                    6/1/99      14.54       5.42
--------------------------------------------------------------------------------
NAREIT Index (%)                                N/A        13.93      10.31 (24)
--------------------------------------------------------------------------------
Lipper Average (%)                              N/A         7.89       8.99 (24)



(24)  Performance information is from May 31, 1999.

THE FUNDS LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES


                  LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------

The Fund seeks total investment return, comprised of long-term capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------


Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity related securities, which include common stocks, bonds convertible into stocks, warrants and other rights to purchase stocks.


The Fund's sub-advisor, LAMCO, utilizes a multi-manager concept. LAMCO allocates the Fund's portfolio assets on an approximately equal basis among a number of independent investment management organizations (Portfolio Managers). There are five Portfolio Managers as of the date of this prospectus, each of which employs a different investment style. LAMCO attempts to periodically rebalance the portfolio among the Portfolio Managers so as to maintain an approximately equal allocation of the portfolio among them throughout all market cycles.

In LAMCO's opinion, the multi-manager concept provides advantages over the use of a single manager for the following reasons:

      - Most equity investment management firms consistently employ a distinct investment "style" which causes them to emphasize stocks with particular characteristics;

      - Because of changing investor preferences, any given investment style will move into and out of market favor and will result in better investment performance under certain market conditions, but less successful performance under other conditions;

      - Consequently, by allocating the Fund's portfolio on an approximately equal basis among Portfolio Managers employing different styles, the impact of any one style on investment performance will be diluted, and the investment performance of the total portfolio will tend to be more consistent and less volatile over the long term than if a single style were employed throughout the entire period; and

      - More consistent performance at a given annual rate of return over time produces a higher rate of return for the long term than more volatile performance having the same average of the annual rates of return.

The Fund's current Portfolio Managers and investment styles are as follows:








      - Boston Partners Asset Management, L.P. (Value) - Companies with low price-to-earnings and price-to-book ratios where a catalyst for positive change has been identified.



      - Oppenheimer Capital (Value) - Companies that exhibit the ability to generate excess cash flow while earning high returns on invested capital that trade below their intrinsic value.



      - Schneider Capital Management Corporation (Value) - Companies that are overlooked and undervalued where the firm anticipates a rebound in earnings.

THE FUNDS LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES




      - Mastrapasqua & Associates (Growth) - Companies whose valuations do not reflect the potential for accelerated earnings and cash flow growth.



      - TCW Investment Management Company (Growth) - Companies that have superior sales growth, leading and/or rising market shares, and high and/or rising profit margins.


LAMCO continuously monitors the performance and investment styles of the Fund's Portfolio Managers and from time to time may recommend changes of Portfolio Managers based on factors such as:


      - A change or departure in a Portfolio Manager's investment style for which it had been selected;


      - A deterioration in a Portfolio Manager's performance relative to that of other investment management firms practicing a similar style; or

      -     Adverse changes in its ownership or personnel.

LAMCO also may recommend Portfolio Manager changes to change the mix of investment styles employed by the Fund's Portfolio Managers. The Board of Trustees must approve all Portfolio Manager changes. LAMCO is also the manager of Liberty All-Star Equity Fund, a multi-managed, closed-end fund. This fund has the same investment goals and investment program as the Fund, and currently has the same Portfolio Managers. LAMCO expects that this fund will make corresponding changes if and when Portfolio Managers are changed in the future.

The Fund will remain substantially fully invested during periods when stock prices generally rise and also during periods when they generally decline. The Fund is intended to be a long-term investment vehicle and is not designed to provide a means of speculating on short-term stock market movements.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.


Management risk means that the Portfolio Managers' stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with comparable funds.



Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.



Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such

THE FUNDS LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES


companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.


Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the Portfolio Managers' opinion undervalued.


If the Portfolio Managers' assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the Portfolio Managers have placed on it.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------


The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class [A/B] shares. The performance table following the bar chart shows how the Fund's average annual returns for Class [A/B] shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Russell 3000 Index (Russell 3000 Index), an unmanaged index that tracks the performance of the 3000 largest U.S. companies based on total market capitalization. The Fund's returns are also compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in the Lipper Growth & Income - Annuities Funds Category (Lipper Average), as calculated by Lipper, Inc. This category is composed of funds with investment objectives similar to those of the Fund that are options under VA contracts or VLI policies. Sales charges are not reflected in the Lipper Average.


CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

Year
1998       18.67%
1999        8.47%
2000        6.35%
2001      -12.81%


For period shown in bar chart:
Best quarter:  4th quarter 1998, +18.67%
Worst quarter:  3rd quarter 2001, -18.75%



AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001



                                             INCEPTION    1 YEAR        LIFE OF
                                               DATE                     THE FUND
Class A (%)                                  11/17/97     -12.81       4.59
--------------------------------------------------------------------------------
Russell 3000 Index (%)                         N/A        -11.46       5.71 (25)
--------------------------------------------------------------------------------
S&P 500 Index (%)                              N/A        -11.88       5.99 (25)
--------------------------------------------------------------------------------
Lipper Average (%)                             N/A        -7.13        5.44 (25)



(25)  Performance information is from November 30, 1997.

THE FUNDS LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES



CALENDAR YEAR TOTAL RETURNS (CLASS B) (26)


[BAR CHART]

Year

1998       18.67%
1999        8.47%
2000        6.26%
2001      -12.82%


For period shown in bar chart:
Best quarter:  4th quarter 1998, +18.67%
Worst quarter:  3rd quarter 2001, -18.77%



AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001



                                                             1 YEAR    LIFE OF
                                                                       THE FUND
Class B (%)                                                  -12.82    4.57 (26)
--------------------------------------------------------------------------------
Russell 3000 Index (%)                                       -11.46    5.71 (27)
--------------------------------------------------------------------------------
S&P 500 Index (%)                                            -11.88    5.99 (27)
--------------------------------------------------------------------------------
Lipper Average (%)                                           -7.13     5.44 (27)



(26) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on November 17, 1997, and Class B shares were initially offered on June 1, 2000.



(27)  Performance information is from November 30, 1997.

      THIS FUND IS CLOSED TO FUTURE INVESTMENTS OR TRANSFERS INTO THE FUND.


            LIBERTY NEWPORT JAPAN OPPORTUNITIES FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------

The Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------


Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies whose principal activities are in Japan. Newport will determine where a company's principal activities are located by considering its country of organization, the principal trading market for its stocks, the source of its revenues and the location of its assets. The Fund invests in stocks of well-established companies with histories of consistent earnings growth in industries with attractive or improving prospects.


Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.


Management risk means that Newport's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds.



Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.



Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

THE FUNDS LIBERTY NEWPORT JAPAN OPPORTUNITIES FUND, VARIABLE SERIES



Because the Fund's investments are concentrated in Japan, the Fund is particularly susceptible to country concentration risks. The political, economic and market conditions within Japan and movements in the currency exchange rates between Japan and the United States may cause the value of the Fund's shares to fluctuate more widely than the value of the shares of a fund that invests in companies located in a number of different countries. As a result, events in Japan will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which may result in greater losses and volatility.


An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS LIBERTY NEWPORT JAPAN OPPORTUNITIES FUND, VARIABLE SERIES


PERFORMANCE HISTORY
--------------------------------------------------------------------------------


The bar chart below shows the Fund's performance by illustrating the Fund's calendar year total returns for its Class [A/B] shares. The performance table following the bar chart shows how the Fund's average annual returns for Class [A/B] shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Morgan Stanley Capital International Japan Index (MSCI Japan Index), an unmanaged index that tracks the performance of Japanese stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.



CALENDAR YEAR TOTAL RETURNS (CLASS A)


[BAR CHART]

Year

2001      -32.11%


For period shown in bar chart:
Best quarter:  2nd quarter 2001, +0.41%
Worst quarter:  3rd quarter 2001, -19.37%




AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001



                                               INCEPTION   1 YEAR     LIFE OF
                                                 DATE                 THE FUND
Class A (%)                                    5/30/00     -32.11    -37.15
--------------------------------------------------------------------------------
MSCI Japan Index (%)                             N/A       -29.40    -29.67 (28)



(28)  Performance information is from May 31, 2000.

THE FUNDS LIBERTY NEWPORT JAPAN OPPORTUNITIES FUND, VARIABLE SERIES



CALENDAR YEAR TOTAL RETURNS (CLASS B)


[BAR CHART]

Year
2001      -32.11%


For period shown in bar chart:
Best quarter:  2nd quarter 2001, +0.41%
Worst quarter:  3rd quarter 2001, -19.39%



AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001



                                             INCEPTION    1 YEAR      LIFE OF
                                               DATE                   THE FUND
Class B (%)                                   5/30/00      -32.11    -37.15
--------------------------------------------------------------------------------
MSCI Japan Index (%)                            N/A        -29.40    -29.67 (29)



(29)  Performance information is from May 31, 2000.

                   LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------

The Fund seeks capital appreciation by matching the performance of a benchmark index that measures the investment returns of stocks of large U.S. companies.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

The Fund employs a passive management strategy designed to match, as closely as possible, the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500(R))1, which is comprised of 500 widely held, large capitalization companies. The Fund invests at least 80% of its assets in the stocks that make up the S&P 500. The Fund may also invest in stock index futures and options.

Although a security may be included in the S&P 500, the Portfolio Manager may exclude or remove the security if adverse market conditions exist.


The Fund may invest, to a limited extent, in stock index futures or options, which are types of derivatives. The Fund will not use these derivatives for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The Fund invests in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market.


Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.


Management risk means that the Portfolio Manager's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds. As an index fund, the Fund will seek to match the performance of the S&P 500 even when the value of the S&P 500 is falling.


Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such


----------
(1) "Standard & Poor's(R)" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by Liberty Funds Distributor, Inc. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of Standard & Poor's.

companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

THE FUNDS LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES



Tracking Error Risk. There are several reasons that the Fund's performance may not track the performance of the S&P 500 exactly:



      - Unlike the S&P 500, the Fund incurs administrative expenses and transaction costs in trading stocks.



      - The composition of the S&P 500 and the stocks held by the Fund may occasionally diverge.


The timing and magnitude of cash inflows from investors buying shares could create large balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require large ready reserves of uninvested cash. Either situation would likely cause the Fund's performance to deviate from the "fully invested" S&P 500.


Futures and Options Risk. Risks associated with derivatives include but are not limited to:


      - the risk that the derivative will not correlate well with the security for which it is acting as a substitute;

      - the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

      - the risk that the Fund cannot sell the derivative because of an illiquid secondary market.

If the Fund invests in futures contracts and options on futures contracts for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES


PERFORMANCE HISTORY
--------------------------------------------------------------------------------


The bar chart below shows the Fund's performance by illustrating the Fund's calendar year total returns for its Class [A/B] shares. The performance table following the bar chart shows how the Fund's average annual returns for Class [A/B] shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large capitalization U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.



CALENDAR YEAR TOTAL RETURNS (CLASS A)


[BAR CHART]

Year
2001      -11.98%


For period shown in bar chart:
Best quarter:  4th quarter 2001, +10.36%
Worst quarter:  3rd quarter 2001, -14.50%




AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001



                                            INCEPTION    1 YEAR       LIFE OF
                                              DATE                    THE FUND
Class A (%)                                 5/30/00      -11.98      -10.81
--------------------------------------------------------------------------------
S&P 500 Index (%)                             N/A        -11.88      -11.49 (30)



(30)  Performance information is from May 31, 2000.

THE FUNDS LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES




CALENDAR YEAR TOTAL RETURNS (CLASS B)


[BAR CHART]


Year

2001            -12.07%


For period shown in bar chart:
Best quarter: 4th quarter 2001, +10.50%
Worst quarter: 3rd quarter 2001, -14.61%




AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001



                                            INCEPTION    1 YEAR    LIFE OF THE
                                              DATE                     FUND

Class B(%)                                   5/30/00     -12.07      -10.86
-------------------------------------------------------------------------------
S&P 500 Index(%)                               N/A       -11.88      -11.49(31)








(31) Performance information is from May 31, 2000.

                   LIBERTY SELECT VALUE FUND, VARIABLE SERIES



INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

The Fund invests, under normal market conditions, primarily in mid-capitalization stocks.


In managing the Fund, Colonial uses a value investing strategy that focuses on buying stocks cheaply when they are undervalued or "out of favor." Colonial buys stocks that have attractive current prices, consistent operating performance and/or favorable future growth prospects. Colonial's strategy uses fundamental business and financial analyses.


The Fund compares its performance to other similarly managed mutual funds as determined by Morningstar, Inc. (Morningstar). For performance comparison purposes, Morningstar places an equity fund in one of nine "categories" based upon guidelines established by Morningstar that examine both a fund's investment methodology and the size of the companies in which the fund invests. Colonial generally manages the Fund in accordance with the Morningstar guidelines for a "Mid Cap Value" fund. See Appendix A for a description of the Morningstar categories.


Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.


Management risk means that Colonial's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds.



Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.


The securities issued by mid-cap companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.


Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in Colonial's opinion, undervalued. If Colonial's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value Colonial has placed on it.

THE FUNDS LIBERTY SELECT VALUE FUND, VARIABLE SERIES




Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.


An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS LIBERTY SELECT VALUE FUND, VARIABLE SERIES



PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows the Fund's performance by illustrating the Fund's calendar year total returns for its Class [A/B] shares. The performance table following the bar chart shows how the Fund's average annual returns for Class [A/B] shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Standard & Poor's Midcap 400 Index (S&P 400 Index), an unmanaged index that tracks the performance of middle-capitalization U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.




CALENDAR YEAR TOTAL RETURNS (CLASS A)


[BAR CHART]


Year

2001                       3.55%


For period shown in bar chart:
Best quarter: 4th quarter 2001, +12.65%
Worst quarter: 3rd quarter 2001, -13.75%




AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001



                                            INCEPTION    1 YEAR    LIFE OF THE
                                              DATE                     FUND

Class A(%)                                   5/30/00       3.55       9.37
--------------------------------------------------------------------------------
S&P 400 Index(%)                               N/A        -0.62       5.43(32)




(32)  Performance information is from May 31, 2000.

THE FUNDS LIBERTY SELECT VALUE FUND, VARIABLE SERIES




CALENDAR YEAR TOTAL RETURNS (CLASS B)


[BAR CHART]


Year
2001                3.47%


For period shown in bar chart:
Best quarter: 4th quarter 2001, +12.76%
Worst quarter: 3rd quarter 2001, -13.83%




AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001



                                            INCEPTION    1 YEAR    LIFE OF THE
                                              DATE                     FUND

Class B(%)                                   5/30/00       3.47       9.32
--------------------------------------------------------------------------------
S&P 400 Index(%)                               N/A        -0.62       5.43(33)




(33)  Performance information is from May 31, 2000.

                       LIBERTY VALUE FUND, VARIABLE SERIES



INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks primarily income and long-term capital growth and, secondarily, preservation of capital.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund invests in both U.S. and foreign common stocks. In selecting stocks for the Fund, Colonial invests primarily in "value" stocks. Colonial generally selects stocks which, when purchased, fall into one of the following categories:

      - Companies whose current business activities provide earnings, dividends or assets that represent above average value;

      - Companies which have a record of consistent earnings growth that may provide above average stability or value in turbulent markets; or

      - Companies with anticipated business growth prospects that represent above average value.

Colonial assesses whether a company's prospects are "above average." Colonial makes this judgment subjectively, based upon available information.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.


Management risk means that Colonial's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with comparable funds.



Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.



Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in Colonial's opinion, undervalued. If Colonial's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value Colonial has placed on it.

THE FUNDS LIBERTY VALUE FUND, VARIABLE SERIES




Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.


An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS LIBERTY VALUE FUND, VARIABLE SERIES



PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class [A/B] shares. The performance table following the bar chart shows how the Fund's average annual returns for Class [A/B] shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large capitalization U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.



CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

Year

1994             -0.76%
1995             30.01%
1996             17.89%
1997             28.97%
1998             11.13%
1999              5.55%
2000             16.43%
2001             -0.18%

For period shown in bar chart:
Best quarter: 4th quarter 1998, +16.92%
Worst quarter: 3rd quarter 1998, -13.57%



AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001



                                      INCEPTION   1 YEAR   5 YEARS   LIFE OF THE
                                        DATE                             FUND
Class A(%)                             7/1/93      -0.18    11.95      12.91
--------------------------------------------------------------------------------
S&P 500 Index(%)                         N/A      -11.88    10.70      13.75(34)




(34) Performance information is from June 30, 1993.

THE FUNDS LIBERTY VALUE FUND, VARIABLE SERIES




CALENDAR YEAR TOTAL RETURNS (CLASS B) (35)


[BAR CHART]


Year

1994               -0.76%
1995               30.01%
1996               17.89%
1997               28.97%
1998               11.13%
1999                5.55%
2000               16.28%
2001               -0.43%



For period shown in bar chart:
Best quarter: 4th quarter 1998, +16.92%
Worst quarter: 3rd quarter 1998, -13.57%




AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001



                                             1 YEAR    5 YEARS      LIFE OF THE
                                                                       FUND

Class B(%)                                    -0.43     1.86(35)      12.86(35)
--------------------------------------------------------------------------------
S&P 500 Index(%)                             -11.88     10.70         13.75(36)



(35) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on July 1, 1993, and Class B shares were initially offered on June 1, 2000.



(36)  Performance information is from June 30, 1993.

                       NEWPORT TIGER FUND, VARIABLE SERIES



INVESTMENT GOAL
--------------------------------------------------------------------------------

The Fund seeks capital appreciation.



PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies located in the ten Tiger countries of Asia. The Tigers of Asia are Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, India, Indonesia, the People's Republic of China and the Philippines. In selecting investments for the Fund, Newport typically purchases stocks of quality growth companies.


Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.


Management risk means that Newport's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds.



Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.



Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.



Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

THE FUNDS NEWPORT TIGER FUND, VARIABLE SERIES




Because the Fund's investments are concentrated in the ten Tiger countries of Asia, the Fund is particularly susceptible to regional risks. Events in any one Tiger country may impact the other countries or the Asian region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which may result in greater losses and volatility.



Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.


An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS NEWPORT TIGER FUND, VARIABLE SERIES



PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class [A/B] shares. The performance table following the bar chart shows how the Fund's average annual returns for Class [A/B] shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Morgan Stanley Capital International EAFE
(GDP) Index (MSCI EAFE (GDP) Index), an unmanaged index that tracks the performance of equity securities of developed countries outside North America, including Hong Kong and Singapore and is weighted against the Gross Domestic Product. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in the Lipper Pacific Region - Annuities Funds Category (Lipper Average), as calculated by Lipper, Inc. This category is composed of funds with investment objectives similar to those of the Fund that are options under VA contracts or VLI policies. Sales charges are not reflected in the Lipper Average.



CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

Year

1996           11.73%
1997          -31.14%
1998           -6.43%
1999           68.01%
2000          -15.63%
2001          -18.48%


For period shown in bar chart:
Best quarter: 4th quarter 1998, +37.93%
Worst quarter: 2nd quarter 1998, -28.81%




AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001



                                   INCEPTION    1 YEAR    5 YEARS    LIFE OF THE
                                     DATE                               FUND
Class A(%)                          5/1/95      -18.48     -5.73       -0.66
--------------------------------------------------------------------------------
MSCI EAFE (GDP) Index(%)              N/A       -22.20      2.90        4.00(37)
--------------------------------------------------------------------------------
Lipper Average(%)                     N/A       -20.80     -7.94       -6.69(37)


(37)  Performance information is from April 30, 1995.

THE FUNDS NEWPORT TIGER FUND, VARIABLE SERIES



CALENDAR YEAR TOTAL RETURNS (CLASS B)(38)


[BAR CHART]

Year

1996            11.73%
1997           -31.14%
1998            -6.43%
1999            68.01%
2000           -15.27%
2001           -16.66%



For period shown in bar chart:
Best quarter: 4th quarter 1998, +37.93%
Worst quarter: 2nd quarter 1998, -28.81%



AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001



                                               1 YEAR    5 YEARS     LIFE OF THE
                                                                        FUND

Class B(%)                                     -16.66    -5.23(38)     -0.27(38)
--------------------------------------------------------------------------------
MSCI EAFE (GDP) Index(%)                       -22.20     2.90          4.00(39)
--------------------------------------------------------------------------------
Lipper Average(%)                              -20.80    -7.94         -6.69(39)




(38) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on May 1, 1995, and Class B shares were initially offered on June 1, 2000.



(39)  Performance information is from April 30, 1995.

                 RYDEX FINANCIAL SERVICES FUND, VARIABLE SERIES



INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

The Fund invests in companies that are involved in the financial services sector (Financial Services Companies). The Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of Financial Services Companies that are traded in the United States. Financial Services Companies include commercial banks, savings and loan associations, insurance companies, brokerage companies or other investment related companies. Under Securities and Exchange Commission regulations, the Fund may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities.


Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.


Management risk means that the Portfolio Manager's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds.



Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.


Since the Fund invests in the securities of a limited number of issuers conducting business in the financial services sector, it is subject to concentration risk. Concentration risk is the risk that the securities of issuers in the financial services sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. Financial Services Companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, and the rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector.

THE FUNDS RYDEX FINANCIAL SERVICES FUND, VARIABLE SERIES




As a non-diversified mutual fund, the Fund is allowed to invest a greater percentage of its total assets in the securities of a single issuer. This may increase the Fund's exposure to a single issuer and, therefore, the Fund may have a greater risk of loss than a similar diversified mutual fund.


An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS RYDEX FINANCIAL SERVICES FUND, VARIABLE SERIES



PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows the Fund's performance by illustrating the Fund's calendar year total returns for its Class [A/B] shares. The performance table following the bar chart shows how the Fund's average annual returns for Class [A/B] shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Standard & Poor's Financial Services Index (S&P Financial Services Index), an unmanaged index that tracks the performance of domestic financial services stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.




CALENDAR YEAR TOTAL RETURNS (CLASS A)


[BAR CHART]


Year
2001            -11.71%


For period shown in bar chart:
Best quarter: 4th quarter 2001, +6.66%
Worst quarter: 3rd  quarter 2001, -12.01%




AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001



                                            INCEPTION    1 YEAR    LIFE OF THE
                                              DATE                    FUND
                                            ---------    ------    -----------
Class A(%)                                   5/30/00     -11.71      4.71
------------------------------------------------------------------------------
S&P Financial Services Index(%)                N/A        -8.95      5.09(39)




(39)  Performance information is from May 31, 2000.

THE FUNDS RYDEX FINANCIAL SERVICES FUND, VARIABLE SERIES




CALENDAR YEAR TOTAL RETURNS (CLASS B)


[BAR CHART]


Year

2001           -11.86%


For period shown in bar chart:
Best quarter: 4th quarter 2001, +6.59%
Worst quarter: 3rd  quarter 2001, -12.10%




AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001



                                            INCEPTION    1 YEAR    LIFE OF THE
                                              DATE                    FUND

Class B(%)                                   5/30/00     -11.86       4.56
--------------------------------------------------------------------------------
S&P Financial Services Index(%)                N/A        -8.95       5.09(40)




(40)  Performance information is from May 31, 2000.

                     RYDEX HEALTH CARE FUND, VARIABLE SERIES



INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

The Fund invests in companies that are involved in the health care industry (Health Care Companies). The Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of Health Care Companies that are traded in the United States. Health Care Companies include pharmaceutical companies, companies involved in research and development of pharmaceutical products and services, companies involved in the operation of health care facilities, and other companies involved in the design, manufacture, or sale of health care-related products or services.


Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.


Management risk means that the Portfolio Manager's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds.



Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.


Since the Fund invests in the securities of a limited number of issuers conducting business in the health care sector, it is subject to concentration risk. Concentration risk is the risk that the securities of issuers in the health care sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Health Care Companies may fluctuate widely due to government regulation and approval of their products and services, which can have a significant effect on their price and availability. Furthermore, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a Health Care Company's market value and/or share price.

THE FUNDS RYDEX HEALTH CARE FUND, VARIABLE SERIES




As a non-diversified mutual fund, the Fund is allowed to invest a greater percentage of its total assets in the securities of a single issuer. This may increase the Fund's exposure to a single issuer and, therefore, the Fund may have a greater risk of loss than a similar diversified mutual fund.


An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS RYDEX HEALTH CARE FUND, VARIABLE SERIES



PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows the Fund's performance by illustrating the Fund's calendar year total returns for its Class [A/B] shares. The performance table following the bar chart shows how the Fund's average annual returns for Class [A/B] shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Standard & Poor's Health Care Index (S&P Health Care Index), an unmanaged index that tracks the performance of domestic health care stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.




CALENDAR YEAR TOTAL RETURNS (CLASS A)


[BAR CHART]

Year

2001            -11.88%


For period shown in bar chart:
Best quarter: 2nd quarter 2001, +1.39%
Worst quarter: 1st quarter 2001, -14.06%




AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001



                                           INCEPTION     1 YEAR     LIFE OF THE
                                             DATE                      FUND

Class A(%)                                  5/30/00      -11.88        2.75
--------------------------------------------------------------------------------
S&P Health Care Index(%)                      N/A        -11.95        3.57(41)




(41)  Performance information is from May 31, 2000.

THE FUNDS RYDEX HEALTH CARE FUND, VARIABLE SERIES




CALENDAR YEAR TOTAL RETURNS (CLASS B)


[BAR CHART]

Year

2001              -11.95%


For period shown in bar chart:
Best quarter: 2nd quarter 2001, +1.31%
Worst quarter: 1st quarter 2001, -14.06%



AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001



                                            INCEPTION     1 YEAR     LIFE OF THE
                                              DATE                      FUND

Class B(%)                                   5/30/00      -11.95        2.70
--------------------------------------------------------------------------------
S&P Health Care Index(%)                       N/A        -11.95        3.57(42)




(42)  Performance information is from May 31, 2000.

                STEIN ROE GLOBAL UTILITIES FUND, VARIABLE SERIES



INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks current income and long-term growth of capital and income.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. and foreign securities of utility companies. Stein Roe diversifies the Fund's investments among a number of developed countries and market sectors and will have exposure to at least three countries, including the U.S. In selecting investments for the Fund, Stein Roe looks primarily for stocks of larger utility companies with established records.


Utility companies in which the Fund may invest include companies engaged in the manufacture, production, generation, transmission, sale or distribution of electricity, natural gas or other types of energy, or water or other sanitary services. They also include regulated public services such as toll-roads and airports. They also include companies engaged in telecommunications, including telephone, telegraph, satellite, microwave and other communications media (but excluding companies primarily engaged in public broadcasting, print media, cable television or the Internet).

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.


Management risk means that Stein Roe's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with comparable funds.



Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.



Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.



Utility company securities are subject to special risks. These securities are generally strongly affected by changes in interest rates, as well as by general competitive and market forces in the utilities industries. As interest rates increase, the value of securities of utility companies tends to decrease, and vice versa. In addition, utility companies may be affected by changes in government regulation. In particular, the value of utility company securities may be adversely affected by increased competition resulting from deregulation.

THE FUNDS STEIN ROE GLOBAL UTILITIES FUND, VARIABLE SERIES




Since the Fund invests in the securities of a limited number of issuers conducting business in the utilities sector, it is subject to concentration risk. Concentration risk is the risk that the securities of issuers in the utilities sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector.



Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.


An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS STEIN ROE GLOBAL UTILITIES FUND, VARIABLE SERIES



PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class [A/B] shares. The performance table following the bar chart shows how the Fund's average annual returns for Class [A/B] shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Standard & Poor's Utilities Index (S&P Utilities Index), an unmanaged index that tracks the performance of domestic utility stocks. The Fund's returns are also compared to the Morgan Stanley Capital International World Index (MSCI World Index), an unmanaged index that tracks the performance of global stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.



CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

Year

1994              -10.27%
1995               35.15%
1996                6.53%
1997               28.75%
1998               18.33%
1999               28.63%
2000              -13.20%
2001              -14.01%

For period shown in bar chart:
Best quarter: 4th quarter 1999, +24.73%
Worst quarter: 4th quarter 2000, -10.31%



AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001



                                   INCEPTION    1 YEAR    5 YEARS    LIFE OF THE
                                     DATE                               FUND
Class A(%)                          7/1/93      -14.01     7.90        7.56
--------------------------------------------------------------------------------
S&P Utilities Index(%)                N/A       -30.44     7.29        6.72(43)
--------------------------------------------------------------------------------
MSCI World Index(%)                   N/A       -16.82     5.37        8.42(43)



(43)  Performance information is from June 30, 1993.

THE FUNDS STEIN ROE GLOBAL UTILITIES FUND, VARIABLE SERIES




CALENDAR YEAR TOTAL RETURNS (CLASS B)(44)


[BAR CHART]

Year

1994          -10.27%
1995           35.15%
1996            6.53%
1997           28.75%
1998           18.33%
1999           28.63%
2000          -13.31%
2001          -14.18%


For period shown in bar chart:
Best quarter: 4th quarter 1999, +24.73%
Worst quarter: 4th quarter 2000, -10.37%



AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001



                                              1 YEAR    5 YEARS    LIFE OF THE
                                                                      FUND

Class B(%)                                    -14.18    7.83(44)      7.52(44)
--------------------------------------------------------------------------------
S&P Utilities Index(%)                        -30.44    7.29          6.72(45)
--------------------------------------------------------------------------------
MSCI World Index(%)                           -16.82    5.37          8.42(45)




(44) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on July 1, 1993, and Class B shares were initially offered on June 1, 2000.



(45)  Performance information is from June 30, 1993.

TRUST MANAGEMENT ORGANIZATIONS


                         TRUST MANAGEMENT ORGANIZATIONS



THE TRUSTEES
--------------------------------------------------------------------------------
The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.


INVESTMENT ADVISOR: LIBERTY ADVISORY SERVICES CORP.
--------------------------------------------------------------------------------

LASC, located at One Financial Center, Boston, Massachusetts 02111, is the Funds' investment advisor. LASC is an indirect wholly owned subsidiary of FleetBoston Financial Corporation (FleetBoston). LASC has been an investment advisor since 1993. As of March 31, 2002, LASC managed over $855.4 million in assets. LASC designates the Funds' Sub-Advisors, evaluates and monitors Sub-Advisors' performance and investment programs and recommends to the Board of Trustees whether Sub-Advisors' contracts should be continued or modified and the addition or deletion of Sub-Advisors. LASC also has the responsibility of administering the Trust's operations, which it may delegate, at its own expense, to certain affiliates. LASC has delegated its administrative responsibilities to Colonial in accordance with this authority.



For the 2001 fiscal year, aggregate advisory fees paid to LASC by the Funds amounted to the following annual rates of the average daily net assets of each specified Fund:



     Colonial Global Equity Fund, Variable Series                  0.95%(46)
     Colonial High Yield Securities Fund, Variable Series          0.60%
     Colonial International Fund for Growth, Variable Series       0.90%
     Colonial International Horizons Fund, Variable Series         0.95%(47)
     Colonial Small Cap Value Fund, Variable Series                0.80%
     Colonial Strategic Income Fund, Variable Series               0.65%
     Colonial U.S. Growth & Income Fund, Variable Series           0.80%
     Crabbe Huson Real Estate Investment Fund, Variable Series     1.00%(48)
     Liberty All-Star Equity Fund, Variable Series                 0.80%
     Liberty Newport Japan Opportunities Fund, Variable Series     1.20%
     Liberty S&P 500 Index Fund, Variable Series                   0.40%
     Liberty Select Value Fund, Variable Series                    0.70%
     Liberty Value Fund, Variable Series                           0.65%
     Newport Tiger Fund, Variable Series                           0.90%
     Rydex Financial Services Fund, Variable Series                0.85%
     Rydex Health Care Fund, Variable Series                       1.00%
     Stein Roe Global Utilities Fund, Variable Series              0.65%



(46) The Global Equity Fund's advisor has voluntarily agreed to reimburse all expenses including management fees so that total expenses of the Fund (excluding interest, taxes, 12b-1, brokerage and extraordinary expenses) do not exceed 1.15%. As a result, the actual management fee paid to the advisor for the 2001 fiscal year was 0.00%.



(47) The International Horizons Fund's advisor has voluntarily agreed to reimburse all expenses including management fees so that total expenses of the Fund (excluding interest, taxes, 12b-1, brokerage and extraordinary expenses) do not exceed 1.15%. As a result, the actual management fee paid to the advisor for the 2001 fiscal year was 0.00%.



(48) The Real Estate Fund's advisor has voluntarily agreed to reimburse all expenses including management fees so that total expenses of the Fund (excluding interest, taxes, 12b-1, brokerage and extraordinary expenses) do not exceed 1.20%. As a result, the actual management fee paid to the advisor for the 2001 fiscal year was 0.00%.

TRUST MANAGEMENT ORGANIZATIONS



INVESTMENT SUB-ADVISORS AND PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

The Sub-Advisors manage the assets of the Funds under the supervision of LASC and the Board of Trustees. Each Sub-Advisor determines which securities and other instruments are purchased and sold for the Fund(s) it sub-advises. Each Sub-Advisor is an indirect wholly owned subsidiary of FleetBoston.



COLONIAL

Colonial, an investment advisor since 1931, is the Sub-Advisor of each of the Global Equity Fund, High Yield Fund, International Fund, International Horizons Fund, Small Cap Fund, Strategic Income Fund, U.S. Growth & Income Fund, S&P 500 Fund, Select Value Fund, Value Fund, Financial Services Fund and Health Care Fund. Colonial's principal business address is One Financial Center, Boston, Massachusetts 02111. As of March 31, 2002, Colonial managed over $14.5 billion in assets.


LASC, out of the management fees it receives from the Funds, pays Colonial sub-advisory fees at the following annual rates of the average daily net assets of each specified Fund:

     Colonial Global Equity Fund, Variable Series                  0.75%
     Colonial High Yield Securities Fund, Variable Series          0.40%
     Colonial International Fund for Growth, Variable Series       0.70%
     Colonial International Horizons Fund, Variable Series         0.75%
     Colonial Small Cap Value Fund, Variable Series                0.60%
     Colonial Strategic Income Fund, Variable Series               0.45%
     Colonial U.S. Growth & Income Fund, Variable Series           0.60%
     Liberty S&P 500 Index Fund, Variable Series                   0.20%
     Liberty Select Value Fund, Variable Series                    0.50%
     Liberty Value Fund, Variable Series                           0.45%
     Rydex Financial Services Fund, Variable Series                0.65%
     Rydex Health Care Fund, Variable Series                       0.80%

Colonial also provides transfer agency, pricing and record keeping services for the Funds under separate agreements.


CHARLES R. ROBERTS, a senior vice president of Colonial, has been a co-manager for the Global Equity Fund since January, 2000 and has been the lead manager for the International Fund and International Horizons Fund since March, 2000. Mr. Roberts is also managing director of international equities and a senior vice president of Newport and its immediate parent, Newport Pacific Management, Inc. (Newport Pacific), both affiliates of Colonial. Mr. Roberts has been employed with Newport and Newport Pacific since November, 1998 and has managed other international funds in the Liberty group of funds since that time. Prior to joining Newport and Newport Pacific, he managed the European component of institutional international equity accounts at Progress Investment Management (Progress) from 1997 to November, 1998. Prior to joining Progress in 1997, he managed the European component of institutional international equity accounts and was a member of the investment policy committee at Sit/Kim International from 1994 to 1997.


ERIK P. GUSTAFSON, a senior vice president of Colonial, has co-managed the Global Equity Fund since January, 2000. Mr. Gustafson joined Stein Roe, an affiliate of Colonial, in 1992 as a portfolio manager for privately managed accounts. He holds a B.A. degree from the University of Virginia and M.B.A. and J.D. degrees from Florida State University.


SCOTT B. RICHARDS, a senior vice president of Colonial, has managed or co-managed the High Yield Fund since May, 1999. Prior to joining Colonial he was employed with State Street Research & Management Company as a vice president and a portfolio manager from January, 1994 to May, 1999.

TRUST MANAGEMENT ORGANIZATIONS







DEBORAH F. SNEE, a vice president of Colonial and European analyst for Colonial, Stein Roe and Newport, has co-managed the International Fund and the International Horizons Fund since March, 2000. Prior to joining Newport and Newport Pacific, Ms. Snee spent five years at Sit/Kim International as an emerging markets analyst.



DANIEL K. CANTOR, CFA, a senior vice president of Colonial, has co-managed the Small Cap Fund and the Select Value Fund since August, 2000. Mr. Cantor has managed or co-managed various other funds for Stein Roe, an affiliate of Colonial, since 1994 and was a senior equity analyst for Stein Roe from 1985 through 1994..



JEFFREY C. KINZEL, CFA, a senior vice president of Colonial, has co-managed the Small Cap Fund and the Select Value Fund since August, 2000. Mr. Kinzel has been a portfolio manager for Stein Roe since 1996 and was an analyst for Stein Roe from 1991 through 1999.



LAURA A. OSTRANDER, a senior vice president of Colonial, has managed or co-managed the Strategic Income Fund since September, 2000 and has managed various other Colonial funds since December, 1996. Prior to joining Colonial, Ms. Ostrander was a portfolio manager with American Express Financial Advisers from July, 1994 to November, 1996.


HARVEY B. HIRSCHHORN, a senior vice president of Colonial, has co-managed the U.S. Growth & Income Fund since August, 2000. Mr. Hirschhorn has been affiliated with and has managed various other funds for Stein Roe, an affiliate of Colonial, since 1973.


SCOTT SCHERMERHORN, a senior vice president of Colonial, has co-managed the U.S. Growth & Income Fund since August, 2000. Mr. Schermerhorn has also managed the Value Fund since November, 1999. He has managed various other funds for Colonial since October, 1998. Prior to joining Colonial, Mr. Schermerhorn was the head of the value team at Federated Investors from May, 1996 to October, 1998 where he managed the American Leader Fund, Federated Stock Trust and Federated Stock and Bond Fund as well as other institutional accounts.


Colonial will use Newport's trading facilities when buying or selling foreign securities for the Funds' portfolios. Newport executes all trades under its own procedures.


Colonial's investment advisory business is part of a larger organization known as Columbia Management Group, Inc. (Columbia Management). Columbia Management is a wholly owned subsidiary of FleetBoston and includes several separate legal entities. Colonial and these other legal entities are managed by a single management team. These Columbia Management entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Fund. Colonial is a registered investment advisor.


RYDEX GLOBAL ADVISORS

Rydex Global Advisors (Rydex), an investment advisor since 1993, is the Portfolio Manager to the Financial Services Fund and the Health Care Fund.


Out of the management fees it receives from LASC, Colonial pays Rydex a fee at the following annual rates of average daily net assets of each specified Fund:

TRUST MANAGEMENT ORGANIZATIONS




     Rydex Financial Services Fund, Variable Series                0.50%(49)
     Rydex Health Care Fund, Variable Series                       0.50%(49)



(49) When the combined assets of both the Financial Services Fund and Health Care Fund reach $300 million, the annual fee paid by Colonial to Rydex for each Fund will be reduced to 0.45% of the average daily net assets thereafter.


Each Fund is managed by a team and no one person is responsible for making investment decisions for a specific Fund.

A more complete description of Rydex is included in the Statement of Additional Information.



SSGA FUNDS MANAGEMENT, INC.
SSgA Funds Management, Inc. (SsgA FM), the registered investment advisor of State Street Corporation, is the Portfolio Manager to the S&P 500 Fund.



Out of the management fees it receives from LASC, Colonial pays SSgA FM a fee at the annual rate of $25,000 on average daily net assets up to $50 million and 0.05% on average daily net assets thereafter.



TOM O'BRIEN, a principal of SSgA FM, has managed the S&P 500 Fund since its inception in May, 2000.



A more complete description of SSgA FM is included in the Statement of Additional Information.



CRABBE HUSON

Crabbe Huson, an investment advisor since 1980, is the Sub-Advisor of the Real Estate Fund. Crabbe Huson's principal address is 121 S.W. Morrison, Suite 1400, Portland, Oregon 97204. As of January 31, 2002, Crabbe Huson managed over $1.1 billion in assets.


LASC, out of the management fees it receives from the Trust, pays Crabbe Huson a sub-advisory fee at the annual rate of 0.80% of the average daily net assets of the Real Estate Fund.


JOHN E. MAACK JR., CFA, has managed the Real Estate Fund since July, 2000. Mr. Maack joined Crabbe Huson in July, 1988. From July, 1988 to July, 1999 Mr. Maack served as a portfolio manager and securities analyst. After a sabbatical, he returned to employment in December, 1999 as director of equities, portfolio manager and securities analyst. Mr. Maack previously managed the Real Estate Fund from its inception, June, 1999, to July, 1999, prior to his sabbatical.



LAMCO AND LAMCO'S PORTFOLIO MANAGERS

LAMCO, an investment advisor since 1985, is the Sub-Advisor of the All-Star Equity Fund. LAMCO's principal address is One Financial Center, Boston, Massachusetts 02111. As of March 31, 2002, LAMCO managed over $1.33 billion in assets.


LASC, out of the management fees it receives from the Trust, pays LAMCO a sub-advisory fee at the annual rate of 0.60% of the average daily net assets of the All-Star Equity Fund.

LAMCO is a manager of other investment managers which LAMCO recommends to the Board of Trustees for appointment pursuant to portfolio management agreements among the Trust, LAMCO and the Portfolio Managers. The management agreements permit each Portfolio Manager to have full investment discretion and authority over investment of a portion of the Fund's assets.

Out of the management fees it receives from LASC, LAMCO pays each Portfolio Manager a fee at the annual rate of 0.30% of the average daily net assets of the portion of the Fund's assets assigned to that Portfolio Manager.

TRUST MANAGEMENT ORGANIZATIONS



No one individual at LAMCO is responsible for LAMCO's investment management of the All-Star Equity Fund. The following individuals who work for the indicated Portfolio Managers each manage a portion of All-Star Equity Fund's assets:


- FRANK MASTRAPASQUA, Ph.D., Chairman and Chief Executive Officer of Mastrapasqua & Associates, and THOMAS A. TRANTUM, CFA, President of Mastrapasqua & Associates


-    JOHN LINDENTHAL, Managing Director of Oppenheimer Capital

- MARK DONOVAN, Chairman, Equity Strategy Committee, of Boston Partners Asset Management, L.P.


- ARNOLD C. SCHNEIDER III, President and Chief Investment Officer of Schneider Capital Management Corporation



- GLEN E. BICKERSTAFF, Managing Director - U.S. Equities; BRIAN M. BEITNER, CFA and Managing Director - U.S. Equities and Director of U.S. Equities Research; LEIGH R. CRAWFORD, Managing Director - U.S. Equities of TCW Investment Management Company


A more complete description of each Portfolio Manager is included in the Statement of Additional Information. The Trust and LAMCO have received an exemptive order from the Securities and Exchange Commission that permits the All-Star Equity Fund to change Portfolio Managers without a vote of the shareholders. Information regarding any new Portfolio Manager is sent to holders of VA contracts and VLI policies within 90 days following the effective date of the change.


NEWPORT

Newport, an investment advisor since 1987, is the Sub-Advisor of the Japan Opportunities Fund and the Tiger Fund. Newport's principal address is 580 California Street, Suite 1960, San Francisco, California 94104. As of March 31, 2002, Newport managed over $935 million in assets.


LASC, out of the management fees it receives from the Trust, pays Newport a sub-advisory fee at the annual rate of 1.00% and 0.70% of the average daily net assets of the Japan Opportunities Fund and Tiger Fund, respectively.


DAVID SMITH, a senior vice president of Newport and its immediate parent, Newport Pacific Management, Inc. (Newport Pacific), has managed or co-managed the Japan Opportunities Fund since its inception in May, 2000, and has managed various other funds or accounts on behalf of Newport since October, 1994.



JAMIE CHUI, a vice president of Newport, has co-managed the Japan Opportunities Fund since August, 2001, and was an analyst covering Asia Pacific companies from November, 2000 to July, 2001. Prior to joining Newport, Ms. Chui was a research investment associate at Putnam Investments from December, 1997 to November, 2000. Prior to December, 1997, Ms. Chui was a domestic fixed income research associate with Loomis, Sayles & Company, L.P.






LYNDA COUCH, a managing director of Newport and Newport Pacific, has managed or co-managed the Tiger Fund since May, 1999. Ms. Couch has managed various other Newport Funds since April, 1995. Ms. Couch has been an officer of Newport and Newport Pacific since 1994.



STEIN ROE

Stein Roe, an investment advisor since 1932, is the Sub-Advisor of the Global Utilities Fund. Stein Roe's principal address is One South Wacker Drive, Chicago, Illinois 60606. As of February 28, 2002, Stein Roe managed over $15.9 billion in assets.


LASC, out of the management fees it receives from the Trust, pays Stein Roe a sub-advisory fee at the annual rate of 0.45% of the average daily net assets of the Global Utilities Fund.

TRUST MANAGEMENT ORGANIZATIONS


CHARLES R. ROBERTS, a senior vice president of Stein Roe, has been a co-manager for the Global Utilities Fund since January, 2000. Mr. Roberts is also managing director of international equities and a senior vice president of Newport and its immediate parent Newport Pacific, affiliates of Colonial. Mr. Roberts has been employed with Newport and Newport Pacific since November, 1998 and has managed other international funds in the Liberty group of funds since that time. Prior to joining Newport and Newport Pacific, he managed the European component of institutional international equity accounts at Progress from 1997 to November, 1998. Prior to joining Progress in 1997, he managed the European component of institutional international equity accounts and was a member of the investment policy committee at Sit/Kim International from 1994 to 1997.

SCOTT SCHERMERHORN, a senior vice president of Stein Roe, has co-managed the Global Utilities Fund since January, 2000. Mr. Schermerhorn is also a senior vice president of Colonial, an affiliate of Stein Roe and has managed various other funds for Colonial since October, 1998. From May, 1996 to October, 1998, Mr. Schermerhorn was the head of the value team at Federated Investors where he managed the American Leader Fund, Federated Stock Trust and Federated Stock and Bond Fund as well as other institutional accounts.

Stein Roe will use Newport's trading facilities when buying or selling foreign securities for the Fund's portfolio. Newport executes all trades under its own procedures.


Stein Roe's mutual funds and institutional investment advisory businesses are part of a larger organization known as Columbia Management Group, Inc. (Columbia Management). Columbia Management is a wholly owned subsidiary of FleetBoston Financial Corporation and includes several separate legal entities. Stein Roe and these other legal entities are managed by a single management team. These Columbia Management entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Funds. Stein Roe is a registered investment advisor.



AFFILIATED BROKER/DEALER

Stein Roe and Colonial may use the services of AlphaTrade Inc., an affiliated broker-dealer, when buying or selling equity securities for a Fund's portfolio, pursuant to procedures adopted by the Board of Trustees.



RULE 12b-1 PLAN
--------------------------------------------------------------------------------

The Funds have adopted a plan under Rule 12b-1 that permits them to pay LFD marketing and other fees to support the sale and distribution of Class B shares. The annual distribution fee may equal up to 0.25% of average daily net assets for Class B shares. Distribution fees are paid out of the assets attributable to the Class B shares. LFD has voluntarily agreed to reimburse the distribution fee to the extent necessary to limit the Class B expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses, incurred by each of the following Funds to the following annual rates (as a percentage of Class B's average daily net assets):


U.S. Growth Fund:                                1.00%
Strategic Income Fund:                           1.00%
All-Star Equity Fund:                            1.00%
Small Cap Fund:                                  1.10%
High Yield Fund:                                 0.95%
Japan Opportunities Fund                         1.85%
Select Value Fund                                1.10%
Financial Services Fund                          1.45%
Health Care Fund                                 1.60%
S&P 500 Fund                                     0.75%


If, after reimbursing the distribution fee, Class B expenses are above the expense limit, LASC will then reimburse other Fund expenses for both Class A and Class B to the extent necessary to reach the expense limit.


Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges.

TRUST MANAGEMENT ORGANIZATIONS



MIXED AND SHARED FUNDING
--------------------------------------------------------------------------------

As described above, the Funds serve as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may, from time to time, become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.


The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                      OTHER INVESTMENT STRATEGIES AND RISKS


Each Fund's principal investment strategies and their associated risks are described under "The Funds - Principal Investment Strategies" and "The Funds - Principal Investment Risks." In seeking to meet their investment goals, the Funds may also invest in other securities and use certain other investment techniques. These securities and investment techniques offer opportunities and carry various risks. The Funds may elect not to buy any of these securities or use any of these techniques unless they believe that doing so will help them achieve their investment goals. The Funds may not always achieve their investment goals. Additional information about the Funds' securities and investment techniques, as well as the Funds' fundamental and non-fundamental investment policies, is contained in the Statement of Additional Information.



This section describes other investments the Funds may make and the risks associated with them. In seeking to achieve their investment goals, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). Except as otherwise noted, approval by a Fund's shareholders is not required to modify or change a Fund's investment goals or any of its investment strategies.



U.S. GOVERNMENT SECURITIES
--------------------------------------------------------------------------------

(Strategic Income Fund) The Fund will invest in U.S. government securities, including U.S. Treasuries and securities of various U.S. government agencies. Agency securities include mortgage-backed securities, which represent interests in pools of mortgages. The Fund has flexibility to vary its allocation among different types of U.S. government securities based upon Colonial's judgment of which types of securities will outperform others. In selecting investments for the Fund, Colonial considers a security's expected income, together with its potential to rise or fall in price.



STRUCTURE RISK
--------------------------------------------------------------------------------

(Strategic Income Fund, U.S. Growth & Income Fund, High Yield Fund, International Fund) Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in mortgage-backed securities and asset-backed securities. Prepayment risk is the possibility that asset-backed securities may be prepaid if the underlying debt securities are prepaid. Prepayment risk for mortgage-backed securities is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed securities and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, these securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of these securities may be difficult to predict and result in greater volatility.



ZERO COUPON BONDS
--------------------------------------------------------------------------------

(Global Utilities Fund, Strategic Income Fund, High Yield Fund) Zero coupon bonds do not pay interest in cash on a current basis, but instead accrue interest over the life of the bond. As a result, these securities are issued at a deep discount. The value of these securities may fluctuate more than the value of similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest accrued on these securities is reported as income to a Fund and distributed to its shareholders.



CONVERTIBLE SECURITIES
--------------------------------------------------------------------------------
(U.S. Growth & Income Fund, High Yield Fund) Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stocks at a specified price or conversion ratio. The risk of investing in convertible securities, in addition to issuer risk and interest rate risk, is that the value of the underlying securities will fluctuate.

OTHER INVESTMENT STRATEGIES AND RISKS



DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------

(All Funds) A Fund may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. A Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.



ADDITIONAL EQUITY RISK
--------------------------------------------------------------------------------
(All Funds) The Funds may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. An investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.


PRICING RISK
--------------------------------------------------------------------------------

(All Funds) The Funds' securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that a Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If a Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If a Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.



EARLY CLOSING RISK
--------------------------------------------------------------------------------

(All Funds) The normal close of trading of securities listed on the NASDAQ National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.



TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
At times, with the exception of the All-Star Equity Fund, each Fund's Sub-Advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit.

(High Yield Fund) If necessary, the Fund has the ability to invest 100% of its assets in higher-rated securities, if, in Colonial's opinion, economic conditions create a situation where yield spreads narrow between lower- and higher-rated securities.

Taking a temporary defensive position may prevent a Fund from achieving its investment goals.

                              FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years (or shorter period if a Fund commenced operations less than five years ago), which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the Funds' financial statements, are included in the Funds' annual report. You can request a free annual report by writing LFD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.



COLONIAL GLOBAL EQUITY FUND, VARIABLE SERIES


                                                     Year ended     Period ended
                                                    December 31,    December 31,
                                                        2001           2000(a)

                                                       Class A        Class A
Net asset value, Beginning of period($)                  9.45          10.64
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):

Net investment income(b)                                 0.02           0.04
--------------------------------------------------------------------------------
Net realized and unrealized loss on investments
  and foreign currency                                  (2.32)         (1.23)
--------------------------------------------------------------------------------
Total from Investment Operations                        (2.30)         (1.19)
--------------------------------------------------------------------------------
Net asset value, End of period($)                        7.15           9.45
--------------------------------------------------------------------------------
Total return(%)(c)(d)(e)                               (24.34)        (11.18)(f)
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(%):

Expenses(g)                                              1.15           1.15(h)
--------------------------------------------------------------------------------
Net investment income(g)                                 0.22           0.61(h)
--------------------------------------------------------------------------------
Waiver/reimbursement                                     1.72           0.52(h)
--------------------------------------------------------------------------------
Portfolio turnover rate(%)                                69             75
--------------------------------------------------------------------------------
Net assets, end of period (000's)($)                      1              1



(a)   Class A shares were initially offered on June 1, 2000.


(b) Per share data was calculated using average shares outstanding during the period.

(c)   Total return at net asset value assuming all distributions reinvested.

(d) Had the manager not waived or reimbursed expenses, total return would have been reduced.


(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.



(f)   Not annualized.



(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.



(h)   Annualized.

FINANCIAL HIGHLIGHTS




COLONIAL GLOBAL EQUITY FUND, VARIABLE SERIES


                                                                                Period ended
                                                     Year ended December 31,    December 31,
                                                       2001          2000          1999(a)

                                                      Class B       Class B        Class B
                                                      -------       -------        -------

Net asset value, Beginning of period($)                 9.44         11.21          10.00
--------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):

Net investment income (loss)(b)                           --(c)       0.04           0.04
--------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
    investments and foreign currency                   (2.32)        (1.81)          1.22
--------------------------------------------------------------------------------------------
Total from Investment Operations                       (2.32)        (1.77)          1.26
--------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS($):

From net investment income                                --            --          (0.05)
--------------------------------------------------------------------------------------------
Net asset value, End of period($)                       7.12          9.44          11.21
--------------------------------------------------------------------------------------------
Total return(%)(d)(e)(f)                              (24.58)       (15.79)         12.57(g)
--------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(%):

Expenses(h)                                             1.40          1.40           1.40(i)
--------------------------------------------------------------------------------------------
Net investment income (loss)(h)                        (0.03)         0.36           0.55(i)
--------------------------------------------------------------------------------------------
Waiver/reimbursement                                    1.72          0.52           0.83(i)
--------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                               69            75             1(g)
--------------------------------------------------------------------------------------------
Net assets, end of period (000's)($)                   6,944         9,533          7,284



(a) For the period from commencement of operations on June 1, 1999 to December 31, 1999.



(b) Per share data was calculated using average shares outstanding during the period.



(c)   Rounds to less than $0.01.



(d)   Total return at net asset value assuming all distributions reinvested.



(e) Had the manager not waived or reimbursed a portion of expenses, total return would have been reduced.



(f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.



(g)   Not annualized.



(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.



(i)   Annualized.

FINANCIAL HIGHLIGHTS




COLONIAL HIGH YIELD SECURITIES FUND, VARIABLE SERIES


                                                                                               Period ended
                                                              Year ended December 31,          December 31,
                                                         2001          2000          1999        1998(a)

                                                       Class A       Class A       Class A       Class A
                                                       -------       -------       -------       -------
Net asset value, Beginning of period($)                  7.45          8.85          9.31         10.00
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):

Net investment income(b)                                 0.76(c)       0.84          0.88          0.48
-----------------------------------------------------------------------------------------------------------
Net realized and unrealized loss on investments
   and foreign currency                                 (0.97)(c)     (1.45)        (0.72)        (0.74)
-----------------------------------------------------------------------------------------------------------
Total from Investment Operations                        (0.21)        (0.61)         0.16         (0.26)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS($):

From net investment income                              (0.66)        (0.75)        (0.62)        (0.43)
-----------------------------------------------------------------------------------------------------------
In excess of net investment income                         --         (0.02)           --            --
-----------------------------------------------------------------------------------------------------------
Return of capital                                       (0.04)        (0.02)           --            --
-----------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders            (0.70)        (0.79)        (0.62)        (0.43)
-----------------------------------------------------------------------------------------------------------
Net asset value, End of period($)                        6.54          7.45          8.85          9.31
-----------------------------------------------------------------------------------------------------------
Total return(%)(d)(e)                                   (2.82)        (6.89)(f)      1.65(f)      (2.57)(f)(g)
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(%):

Expenses(h)                                              0.93          0.88          0.80          0.80(i)
-----------------------------------------------------------------------------------------------------------
Net investment income(h)                                10.21(c)       9.67          9.36          7.93(i)
-----------------------------------------------------------------------------------------------------------
Waiver/reimbursement                                       --          0.06          0.48          1.04(i)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                 54            35            16            23(g)
-----------------------------------------------------------------------------------------------------------
Net assets, end of period (000's)($)                   17,257        19,013        15,358         5,915




(a) For the period from commencement of operations on May 19, 1998 to December 31, 1998.



(b) Per share data was calculated using average shares outstanding during the period.



(c) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change, for the year ended December 31, 2001, was to increase net investment income per share by $0.05, decrease net realized and unrealized loss per share by $0.05 and increase the ratio of net investment income to average net assets from 9.49% to 10.21%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.



(d)   Total return at net asset value assuming all distributions reinvested.



(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.



(f) Had the manager not waived or reimbursed a portion of expenses, total return would have been reduced.



(g)   Not annualized.



(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.



(i)   Annualized.

FINANCIAL HIGHLIGHTS




COLONIAL HIGH YIELD SECURITIES FUND, VARIABLE SERIES


                                                      Year ended     Period ended
                                                     December 31,    December 31,
                                                        2001           2000(a)

                                                       Class B         Class B
                                                       -------         -------
Net asset value, Beginning of period($)                  7.42            8.64
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):

Net investment income(b)                                 0.74(c)         0.48
----------------------------------------------------------------------------------
Net realized and unrealized loss on investments
   and foreign currency                                 (0.96)(c)       (0.91)
----------------------------------------------------------------------------------
Total from Investment Operations                        (0.22)          (0.43)
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS($):

From net investment income                              (0.66)          (0.75)
----------------------------------------------------------------------------------
In excess of net investment income                         --           (0.02)
----------------------------------------------------------------------------------
Return of capital                                       (0.04)          (0.02)
----------------------------------------------------------------------------------
Total Distributions Declared to Shareholders            (0.70)          (0.79)
----------------------------------------------------------------------------------
Net asset value, End of period($)                        6.50            7.42
----------------------------------------------------------------------------------
Total return(%)(d)(e)(f)                                (2.96)          (4.96)(g)
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(%):

Expenses(h)                                              0.95            0.95(i)
----------------------------------------------------------------------------------
Net investment income(h)                                10.19(c)         9.88(i)
----------------------------------------------------------------------------------
Waiver/reimbursement                                     0.23            0.24(i)
----------------------------------------------------------------------------------
Portfolio turnover rate(%)                                 54              35
----------------------------------------------------------------------------------
Net assets, end of period (000's)($)                    8,716           1,199



(a)   Class B shares were initially offered on June 1, 2000.



(b) Per share data was calculated using average shares outstanding during the period.



(c) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change, for the year ended December 31, 2001, was to increase net investment income per share by $0.05, decrease net realized and unrealized gain/loss per share by $0.05 and increase the ratio of net investment income to average net assets from 9.47% to 10.19%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.



(d)   Total return at net asset value assuming all distributions reinvested.



(e) Had the distributor not waived or reimbursed a portion of expenses, total return would have been reduced.



(f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.



(g)   Not annualized.



(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.



(i)   Annualized.

FINANCIAL HIGHLIGHTS




COLONIAL INTERNATIONAL FUND FOR GROWTH, VARIABLE SERIES


                                                                          Year ended December 31,
                                                             2001       2000         1999       1998      1997

                                                           Class A    Class A      Class A    Class A    Class A
                                                           -------    -------      -------    -------    -------
Net asset value, Beginning of period($)                      1.93       2.79         2.00       1.78       1.96
-----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):
Net investment income(a)                                     0.01       0.03         0.03       0.02       0.02
-----------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments      (0.48)     (0.55)        0.78       0.21      (0.08)
-----------------------------------------------------------------------------------------------------------------
Total from Investment Operations                            (0.47)     (0.52)        0.81       0.23      (0.06)
-----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS($):
From net investment income                                     --      (0.04)       (0.02)        --      (0.02)
-----------------------------------------------------------------------------------------------------------------
In excess of net investment income                             --         --(b)        --      (0.01)     (0.02)
-----------------------------------------------------------------------------------------------------------------
From net realized capital gains                                --      (0.30)          --         --      (0.08)
-----------------------------------------------------------------------------------------------------------------
In excess of net realized capital gains                        --         --(b)        --         --         --
-----------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                   --      (0.34)       (0.02)     (0.01)     (0.12)
-----------------------------------------------------------------------------------------------------------------
Net asset value, End of period($)                            1.46       1.93         2.79       2.00       1.78
-----------------------------------------------------------------------------------------------------------------
Total return(%)(c)(d)                                      (24.35)    (18.47)       40.58      12.96      (3.27)
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(%):                             1.23       1.08         1.10       1.24       1.34
Expenses(e)
-----------------------------------------------------------------------------------------------------------------
Net investment income(e)                                     0.41       1.20         1.14       0.77       0.82
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover(%)                                          34         76           35         28         28
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's)($)                       41,299     61,372       82,071     52,468     30,600


(a) Per share data was calculated using average shares outstanding during the period.


(b)   Rounds to less than $0.01.



(c)   Total return at net asset value assuming all distributions reinvested.



(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.



(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

FINANCIAL HIGHLIGHTS




COLONIAL INTERNATIONAL FUND FOR GROWTH, VARIABLE SERIES


                                                     Year ended      Period ended
                                                     December 31,    December 31,
                                                         2001           2000(a)

                                                       Class B          Class B
                                                       -------          -------
Net asset value, Beginning of period($)                 1.93             2.50
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):
Net investment income (loss)(b)                           --(c)         (0.01)
----------------------------------------------------------------------------------
Net realized and unrealized loss on investments        (0.47)           (0.22)
----------------------------------------------------------------------------------
Total from Investment Operations                       (0.47)           (0.23)
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS($):
From net investment income                                --            (0.04)
----------------------------------------------------------------------------------
In excess of net investment income                        --               --(c)
----------------------------------------------------------------------------------
From net realized capital gains                           --            (0.30)
----------------------------------------------------------------------------------
In excess of net realized capital gains                   --               --(c)
----------------------------------------------------------------------------------
Total Distributions Declared to Shareholders              --            (0.34)
----------------------------------------------------------------------------------
Net asset value, End of period($)                       1.46             1.93
----------------------------------------------------------------------------------
Total return(%)(d)(e)                                 (24.35)           (9.01)(f)
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(%):
Expenses(g)                                             1.48             1.33(h)
----------------------------------------------------------------------------------
Net investment income (loss)(g)                         0.16            (0.43)(h)
----------------------------------------------------------------------------------
Portfolio turnover rate(%)                                34               76
----------------------------------------------------------------------------------
Net assets, end of period (000's)($)                       1                1



(a)   Class B shares were initially offered on June 1, 2000.



(b) Per share data was calculated using average shares outstanding during the period.



(c)   Rounds to less than $0.01.


(d)   Total return at net asset value assuming all distributions reinvested.


(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.


(f)   Not annualized.


(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.



(h)   Annualized.

FINANCIAL HIGHLIGHTS




COLONIAL INTERNATIONAL HORIZONS FUND, VARIABLE SERIES


                                                    Year ended      Period ended
                                                    December 31,    December 31,
                                                        2001          2000(a)

                                                      Class A         Class A
                                                      -------         -------
Net asset value, Beginning of period($)                 9.95           10.69
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):

Net investment income(b)                                0.04            0.05
--------------------------------------------------------------------------------
Net realized and unrealized loss on
   investments and foreign currency                    (2.37)          (0.79)
--------------------------------------------------------------------------------
Total from Investment Operations                       (2.33)          (0.74)
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS($):

From net investment income                             (0.04)             --
--------------------------------------------------------------------------------
Net asset value, End of period($)                       7.58            9.95
--------------------------------------------------------------------------------
Total return(%)(c)(d)(e)                              (23.41)          (6.92)(f)
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(%):

Expenses(g)                                             1.15            1.15(h)
--------------------------------------------------------------------------------
Net investment income(g)                                0.47            0.89(h)
--------------------------------------------------------------------------------
Waiver/reimbursement                                    1.62            0.40(h)
--------------------------------------------------------------------------------
Portfolio turnover rate(%)                               34              64
--------------------------------------------------------------------------------
Net assets, end of period (000's)($)                     1               1



(a)   Class A shares were initially offered on June 1, 2000.


(b) Per share data was calculated using average shares outstanding during the period.

(c)   Total return at net asset value assuming all distributions reinvested.

(d) Had the manager not waived or reimbursed a portion of expenses, total return would have been reduced.


(e) Total return figures do not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.



(f)   Not annualized.



(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.



(h)   Annualized.

FINANCIAL HIGHLIGHTS

COLONIAL INTERNATIONAL HORIZONS FUND, VARIABLE SERIES

                                                                                               Period ended
                                                              Year ended December 31,          December 31,
                                                             2001                2000            1999 (a)

                                                            Class B            Class B           Class B
                                                            -------            -------           -------
Net asset value, Beginning of period ($)                     9.94               12.31             10.00
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (b)                                    0.02                0.06              0.06
-----------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
    on investments and foreign currency                     (2.37)              (2.43)             2.36
-----------------------------------------------------------------------------------------------------------
Total from Investment Operations                            (2.35)              (2.37)             2.42
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                  (0.04)                 --             (0.11)
-----------------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                           7.55                9.94             12.31
-----------------------------------------------------------------------------------------------------------
Total return (%) (c)(d)(e)                                 (23.64)             (19.25)            24.24 (f)
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (g)                                                 1.40                1.40              1.40 (h)
-----------------------------------------------------------------------------------------------------------
Net investment income (g)                                    0.22                0.64              0.85 (h)
-----------------------------------------------------------------------------------------------------------
Waiver/reimbursement                                         1.62                0.40              0.96 (h)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                    34                  64                 1 (f)
-----------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                       8,277              11,728             7,707




(a) For the period from commencement of operations on June 1, 1999 to December 31, 1999.



(b) Per share data was calculated using average shares outstanding during the period.



(c)      Total return at net asset value assuming all distributions reinvested.



(d) Had the manager not waived or reimbursed a portion of expenses, total return would have been reduced.



(e) Total return figures do not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.



(f)      Not annualized.



(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.



(h)     Annualized.

FINANCIAL HIGHLIGHTS


COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES


                                                                                                           Period ended
                                                                      Year ended December 31,              December 31,
                                                               2001           2000            1999           1998 (a)

                                                             Class A        Class A          Class A          Class A

Net asset value, Beginning of period ($)                      10.73           9.12            8.59             10.00
----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (b)                                      0.02           0.07            0.02              0.08
----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments         0.98           1.65            0.52             (1.41)
----------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                               1.00           1.72            0.54             (1.33)
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                    (0.02)         (0.05)          (0.01)            (0.07)
----------------------------------------------------------------------------------------------------------------------
In excess of net investment income                               --             --              --             (0.01)
----------------------------------------------------------------------------------------------------------------------
From net realized capital gains                               (0.15)         (0.06)             --                --
----------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                  (0.17)         (0.11)          (0.01)            (0.08)
----------------------------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                            11.56          10.73            9.12              8.59
----------------------------------------------------------------------------------------------------------------------
Total return (%) (c)(d)(e)                                     9.30          18.88            6.34            (13.25) (f)
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (g)                                                   1.10           1.07            1.00              1.00 (h)
----------------------------------------------------------------------------------------------------------------------
Net investment income (g)                                      0.22           0.76            0.23              1.41 (h)
----------------------------------------------------------------------------------------------------------------------
Waiver/reimbursement                                           0.22           0.82            2.66              3.32 (h)
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                      56             54              74                51 (f)
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                         9,361          7,616           3,817             1,782




(a) For the period from commencement of operations on May 19, 1998 to December 31, 1998.



(b) Per share data was calculated using average shares outstanding during the period.



(c)      Total return at net asset value assuming all distributions reinvested.



(d) Had the manager and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.



(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.



(f)      Not annualized.



(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.



(h)      Annualized.

FINANCIAL HIGHLIGHTS

COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES


                                                       Year ended December    Period ended December
                                                               31,                     31,
                                                               2001                  2000 (a)

                                                             Class B                 Class B
Net asset value, Beginning of period ($)                      10.73                    9.21
--------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (b)                                      0.02                    0.06
--------------------------------------------------------------------------------------------------
Net realized and unrealized loss on investments                0.97                    1.57
--------------------------------------------------------------------------------------------------
Total from Investment Operations                               0.99                    1.63
--------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                    (0.02)                  (0.05)
--------------------------------------------------------------------------------------------------
From net realized capital gains                               (0.15)                  (0.06)
--------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                  (0.17)                  (0.11)
--------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                            11.55                   10.73
--------------------------------------------------------------------------------------------------
Total return (%) (c)(d)(e)                                     9.20                   17.72 (f)
--------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (g)                                                   1.10                    1.10 (h)
--------------------------------------------------------------------------------------------------
Net investment income (g)                                      0.22                    1.01 (h)
--------------------------------------------------------------------------------------------------
Waiver/reimbursement                                           0.47                    1.07 (h)
--------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                     56                       54
--------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                         9,020                   3,469




(a)      Class B shares were initially offered on June 1, 2000.



(b) Per share data was calculated using average shares outstanding during the period.



(c)      Total return at net asset value assuming all distributions reinvested.



(d) Had the manager and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.



(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.



(f)      Not annualized.



(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.



(h)      Annualized.

FINANCIAL HIGHLIGHTS

COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES


                                                                                Year ended December 31,
                                                              2001          2000         1999          1998         1997

                                                             Class A      Class A       Class A      Class A       Class A
Net asset value, Beginning of period ($)                       9.43         10.44         11.08         11.15         11.04
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (a)                                      0.81 (b)      0.97          0.95          0.91          0.90
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments        (0.46)(b)     (0.96)        (0.75)        (0.24)         0.11
---------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                               0.35          0.01          0.20          0.67          1.01
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                    (0.84)        (0.99)        (0.84)        (0.72)        (0.79)
---------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                               --            --            --         (0.02)        (0.05)
---------------------------------------------------------------------------------------------------------------------------
From net realized capital gains                                  --            --            --            --         (0.05)
---------------------------------------------------------------------------------------------------------------------------
In excess of net realized capital gains                          --            --            --            --         (0.01)
---------------------------------------------------------------------------------------------------------------------------
Return of capital                                             (0.02)        (0.03)           --            --            --
---------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                  (0.86)        (1.02)        (0.84)        (0.74)        (0.90)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                             8.92          9.43         10.44         11.08         11.15
---------------------------------------------------------------------------------------------------------------------------
Total return (%) (c)(d)                                        3.68          0.16          1.78          6.03          9.11 (e)
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (f)                                                   0.85          0.76          0.75          0.78          0.80
---------------------------------------------------------------------------------------------------------------------------
Net investment income (f)                                      8.42 (b)      9.36          8.57          7.92          7.86
---------------------------------------------------------------------------------------------------------------------------
Waiver/reimbursement                                             --            --            --            --          0.02
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                      62            31            35            50            94
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                       123,041       143,629       170,702       118,985        73,175




(a) Per share data was calculated using average shares outstanding during the period.



(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change, for the year ended December 31, 2001, was to decrease net investment income per share by $0.03, decrease net realized and unrealized loss per share by $0.03 and decrease the ratio of net investment income to average net assets from 8.70% to 8.42%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.



(c)      Total return at net asset value assuming all distributions reinvested.



(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.



(e) Had the manager not waived or reimbursed a portion of expenses, total return would have been reduced.



(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

FINANCIAL HIGHLIGHTS

COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES


                                                           Year ended       Period ended
                                                          December 31,      December 31,
                                                              2001            2000 (a)

                                                            Class B           Class B
Net asset value, Beginning of period ($)                      9.41              10.24
----------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (b)                                     0.79 (c)           0.56
----------------------------------------------------------------------------------------
Net realized and unrealized loss on investments              (0.46) (c)         (0.37)
----------------------------------------------------------------------------------------
Total from Investment Operations                              0.33               0.19
----------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                   (0.81)             (0.99)
----------------------------------------------------------------------------------------
Return of capital                                            (0.02)             (0.03)
----------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                 (0.83)             (1.02)
----------------------------------------------------------------------------------------
Net asset value, End of period ($)                            8.91               9.41
----------------------------------------------------------------------------------------
Total return (%) (d)(e)(f)                                    3.54               1.92 (g)
----------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (h)                                                  1.00               1.00 (i)
----------------------------------------------------------------------------------------
Net investment income (h)                                     8.27 (c)           9.39 (i)
----------------------------------------------------------------------------------------
Waiver/reimbursement                                          0.10               0.03 (i)
----------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                     62                 31
----------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                       19,481              3,579




(a)      Class B shares were initially offered on June 1, 2000.



(b) Per share data was calculated using average shares outstanding during the period.



(c) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.03, decrease net realized and unrealized loss per share by $0.03 and decrease the ratio of net investment income to average net assets from 8.55% to 8.27%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.



(d)      Total return at net asset value assuming all distributions reinvested.



(e) Had the distributor not waived or reimbursed a portion of expenses, total return would have been reduced.



(f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.



(g)      Not annualized.



(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.



(i)      Annualized.

FINANCIAL HIGHLIGHTS

COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES


                                                                                Year ended December 31,
                                                                2001          2000           1999           1998           1997

                                                               Class A       Class A         Class A       Class A       Class A
Net asset value, Beginning of period ($)                       18.27          19.85          18.79          16.29          14.22
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (a)                                       0.16           0.17           0.14           0.16           0.20
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments         (0.35)          0.54           2.07           3.12           4.37
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                               (0.19)          0.71           2.21           3.28           4.57
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                     (0.15)         (0.17)         (0.11)         (0.12)         (0.18)
--------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                --            --  (b)         --             --          (0.01)
--------------------------------------------------------------------------------------------------------------------------------
From net realized capital gains                                (2.34)         (2.12)         (1.04)         (0.64)         (2.30)
--------------------------------------------------------------------------------------------------------------------------------
In excess of net realized capital gains                           --             --             --          (0.02)         (0.01)
--------------------------------------------------------------------------------------------------------------------------------
Return of capital                                              (0.04)            --             --             --             --
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                   (2.53)         (2.29)         (1.15)         (0.78)         (2.50)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                             15.55          18.27          19.85          18.79          16.29
--------------------------------------------------------------------------------------------------------------------------------
Total return (%) (c)(d)                                        (0.60)          3.60          12.00          20.15          32.23
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (e)                                                    0.96           0.88           0.88           0.90           0.94
--------------------------------------------------------------------------------------------------------------------------------
Net investment income (e)                                       0.92           0.85           0.69           0.88           1.19
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                       53            120            101             64             63
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                        180,053        203,366        212,355        146,239         96,715




(a) Per share data was calculated using average shares outstanding during the period.


(b)      Rounds to less than $0.01.



(c)      Total return at net asset value assuming all distributions reinvested.



(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.



(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

FINANCIAL HIGHLIGHTS

COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES


                                                                Year ended        Period ended
                                                               December 31,       December 31,
                                                                  2001               2000 (a)

                                                                 Class B            Class B
Net asset value, Beginning of period ($)                          18.26             19.82
----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (b)                                          0.15              0.08
----------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments            (0.35)             0.65
----------------------------------------------------------------------------------------------
Total from Investment Operations                                  (0.20)             0.73
----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                        (0.15)            (0.17)
----------------------------------------------------------------------------------------------
In excess of net investment income                                   --               --- (c)
----------------------------------------------------------------------------------------------
From net realized capital gains                                   (2.34)            (2.12)
----------------------------------------------------------------------------------------------
Return of capital                                                 (0.04)               --
----------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                      (2.53)            (2.29)
----------------------------------------------------------------------------------------------
Net asset value, End of period ($)                                15.53             18.26
----------------------------------------------------------------------------------------------
Total return (%) (d)(e)(f)                                        (0.65)             3.64 (g)
----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (h)                                                       1.00              1.00 (i)
----------------------------------------------------------------------------------------------
Net investment income (h)                                          0.88              0.71 (i)
----------------------------------------------------------------------------------------------
Waiver/reimbursement                                               0.21              0.13 (i)
----------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                          53               120
----------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                            25,742             4,318




(a)      Class B shares were initially offered on June 1, 2000.



(b) Per share data was calculated using average shares outstanding during the period.



(c)      Rounds to less than $0.01.



(d)      Total return at net asset value assuming all distributions reinvested.



(e) Had the manager and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.



(f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.



(g)      Not annualized.



(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.



(i)      Annualized.

FINANCIAL HIGHLIGHTS

CRABBE HUSON REAL ESTATE INVESTMENT FUND, VARIABLE SERIES


                                                       Year ended      Period ended
                                                      December 31,      December 31,
                                                          2001           2000 (a)

                                                         Class A          Class A
Net asset value, Beginning of period ($)                   9.19            8.98
------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (b)                                  0.51             0.40
------------------------------------------------------------------------------------
Net realized and unrealized gain on investments            0.83             0.32
------------------------------------------------------------------------------------
Total from Investment Operations                           1.34             0.72
------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                (0.36)           (0.29)
------------------------------------------------------------------------------------
In excess of net investment income                           --            (0.12)
------------------------------------------------------------------------------------
Return of capital                                         (0.16)           (0.10)
------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders              (0.52)           (0.51)
------------------------------------------------------------------------------------
Net asset value, End of period ($)                        10.01             9.19
------------------------------------------------------------------------------------
Total return (%) (c)(d)(e)                                14.61             8.04 (f)
------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (g)                                               1.20             1.20 (h)
------------------------------------------------------------------------------------
Net investment income (g)                                  5.14             7.21 (h)
------------------------------------------------------------------------------------
Waiver/reimbursement                                       1.80             1.66 (h)
------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                  35               85
------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                         1                1



(a)      Class A shares were initially offered on June 1, 2000.


(b) Per share data was calculated using average shares outstanding during the period.



(c)      Total return at net asset value assuming all distributions reinvested.



(d) Had the manager not waived or reimbursed a portion of expenses, total return would have been reduced.



(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.



(f)      Not annualized.



(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.



(h)      Annualized.

FINANCIAL HIGHLIGHTS

CRABBE HUSON REAL ESTATE INVESTMENT FUND, VARIABLE SERIES


                                                                                                     Period ended
                                                                    Year ended December 31,          December 31,
                                                                    2001               2000            1999 (a)

                                                                   Class B           Class B            Class B

Net asset value, Beginning of period ($)                            9.17               8.34             10.00
-----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (b)                                           0.48               0.64              0.31
-----------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments              0.85               0.70             (1.70)
-----------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                    1.33               1.34             (1.39)
-----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                         (0.36)             (0.29)            (0.22)
-----------------------------------------------------------------------------------------------------------------
In excess of net investment income                                   ---              (0.12)              ---
-----------------------------------------------------------------------------------------------------------------
Return of capital                                                  (0.16)             (0.10)            (0.05)
-----------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                       (0.52)             (0.51)            (0.27)
-----------------------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                                  9.98               9.17              8.34
-----------------------------------------------------------------------------------------------------------------
Total return (%) (c)(d)(e)                                         14.54              16.09            (13.80)(f)
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (g)                                                        1.45               1.45              1.45 (h)
-----------------------------------------------------------------------------------------------------------------
Net investment income (g)                                           4.89               6.96              5.90 (h)
-----------------------------------------------------------------------------------------------------------------
Waiver/reimbursement                                                1.80               1.66              2.80 (h)
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                           35                 85                57 (f)
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                              4,742              4,152             2,180



(a) For the period from commencement of operations on June 1, 1999 to December 31, 1999.

(b) Per share data was calculated using average shares outstanding during the period.

(c)      Total return at net asset value assuming all distributions reinvested.

(d) Had the manager not waived or reimbursed a portion of expenses, total return would have been reduced.


(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.



(f)      Not annualized.



(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.



(h)      Annualized.

FINANCIAL HIGHLIGHTS

LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES


                                                                                                             Period ended
                                                                     Year ended December 31,                 December 31,
                                                        2001          2000          1999          1998         1997 (a)

                                                       Class A       Class A      Class A       Class A         Class A
Net asset value, Beginning of period ($)                12.43         12.47         11.90         10.07         10.00
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (b)                                0.03          0.05          0.06          0.06          0.01
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
    investments                                         (1.66)         0.75          0.94          1.82          0.07
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                        (1.63)         0.80          1.00          1.88          0.08
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                              (0.03)        (0.05)        (0.05)        (0.05)        (0.01)
-------------------------------------------------------------------------------------------------------------------------
From net realized capital gains                         (0.23)        (0.79)        (0.38)           --            --
-------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders            (0.26)        (0.84)        (0.43)        (0.05)        (0.01)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                      10.54         12.43         12.47         11.90         10.07
-------------------------------------------------------------------------------------------------------------------------
Total return (%) (c)(d)(e)                             (12.81)         6.35          8.47         18.67          0.80 (f)
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (g)                                             1.00          0.98          0.95          1.00          1.00 (h)
-------------------------------------------------------------------------------------------------------------------------
Net investment income (g)                                0.26          0.37          0.47          0.54          0.83 (h)
-------------------------------------------------------------------------------------------------------------------------
Waiver/reimbursement)                                      --          0.02            --          0.04          0.45 (h)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                62            97            75            70             1 (f)
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                  52,245        69,249        80,095        44,870        22,228




(a) For the period from commencement of operations on November 17, 1997 to December 31, 1997.



(b) Per share data was calculated using average shares outstanding during the period.



(c)      Total return at net asset value assuming all distributions reinvested.



(d) Had the manager not waived or reimbursed a portion of expenses, total return would have been reduced.



(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.



(f)      Not annualized.



(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.



(h)      Annualized.

FINANCIAL HIGHLIGHTS

LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES


                                                             Year ended        Period ended
                                                             December 31,       December 31,
                                                                 2001             2000 (a)

                                                                Class B          Class B
Net asset value, Beginning of period ($)                         12.42            12.97
-------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (b)                                         0.03             0.05
-------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments           (1.66)            0.24
-------------------------------------------------------------------------------------------
Total from Investment Operations                                 (1.63)            0.29
-------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                       (0.03)           (0.05)
-------------------------------------------------------------------------------------------
From net realized gains                                          (0.23)           (0.79)
-------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                     (0.26)           (0.84)
-------------------------------------------------------------------------------------------
Net asset value, End of period ($)                               10.53            12.42
-------------------------------------------------------------------------------------------
Total return (%) (c)(d)(e)                                      (12.82)            2.17 (f)
-------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (g)                                                      1.00             1.00 (h)
-------------------------------------------------------------------------------------------
Net investment income (g)                                         0.26             0.63 (h)
-------------------------------------------------------------------------------------------
Waiver/reimbursement                                              0.25             0.45 (h)
-------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                         62               97
-------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                            4,382            2,727



(a)      Class B shares were initially offered on June 1, 2000.


(b) Per share data was calculated using average shares outstanding during the period.



(c)      Total return at net asset value assuming all distributions reinvested.



(d) Had the manager and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.



(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.



(f)      Not annualized.



(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.



(h)      Annualized.

FINANCIAL HIGHLIGHTS

LIBERTY NEWPORT JAPAN OPPORTUNITIES FUND, VARIABLE SERIES



                                                    Year ended     Period ended
                                                    December 31,    December 31,
                                                         2001         2000 (a)

                                                      Class A        Class A
Net asset value, Beginning of period ($)                8.44         12.00
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment loss (b)                                (0.07)        (0.07)
-------------------------------------------------------------------------------
Net realized and unrealized loss on investments        (2.64)        (3.49)
-------------------------------------------------------------------------------
Total from Investment Operations                       (2.71)        (3.56)
-------------------------------------------------------------------------------
Net asset value, End of period ($)                      5.73          8.44
-------------------------------------------------------------------------------
Total return (%) (c)(d)(e)                             (32.11)      (29.67)(f)
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (g)                                            1.85          1.85 (h)
-------------------------------------------------------------------------------
Net investment loss (g)                                (1.00)        (1.07)(h)
-------------------------------------------------------------------------------
Waiver/reimbursement                                    2.93          2.65 (h)
-------------------------------------------------------------------------------
Portfolio turnover rate (%)                               22            16 (f)
-------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                     48            70




(a) For the period from commencement of operations on May 30, 2000 to December 31, 2000.



(b) Per share data was calculated using average shares outstanding during the period.



(c)      Total return at net asset value assuming all distributions reinvested.



(d) Had the manager not waived or reimbursed a portion of expenses, total return would have been reduced.



(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.



(f)      Not annualized.



(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.



(h)      Annualized.

FINANCIAL HIGHLIGHTS

LIBERTY NEWPORT JAPAN OPPORTUNITIES FUND, VARIABLE SERIES


                                                           Year ended           Period ended
                                                           December 31,          December 31,
                                                              2001                 2000 (a)

                                                             Class B              Class B
Net asset value, Beginning of period ($)                       8.44                12.00
--------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment loss (b)                                       (0.07)               (0.07)
--------------------------------------------------------------------------------------------
Net realized and unrealized loss on investments               (2.64)               (3.49)
--------------------------------------------------------------------------------------------
Total from Investment Operations                              (2.71)               (3.56)
--------------------------------------------------------------------------------------------
Net asset value, End of period ($)                             5.73                 8.44
--------------------------------------------------------------------------------------------
Total return (%) (c)(d)(e)                                   (32.11)              (29.67) (f)
--------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (g)                                                   1.85                 1.85 (h)
--------------------------------------------------------------------------------------------
Net investment loss (g)                                       (1.00)               (1.07) (h)
--------------------------------------------------------------------------------------------
Waiver/reimbursement                                           3.18                 2.90 (h)
--------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                      22                   16 (f)
--------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                         1,184                1,811




(a) For the period from commencement of operations on May 30, 2000 to December 31, 2000.



(b) Per share data was calculated using average shares outstanding during the period.



(c)      Total return at net asset value assuming all distributions reinvested.



(d) Had the manager and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.



(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.



(f)      Not annualized.



(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.



(h)      Annualized.

FINANCIAL HIGHLIGHTS

LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES


                                                         Year ended        Period ended
                                                         December 31,       December 31,
                                                            2001             2000 (a)

                                                           Class A            Class A
Net asset value, Beginning of period ($)                    11.31             12.00
---------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (b)                                    0.07              0.07
---------------------------------------------------------------------------------------
Net realized and unrealized loss on investments
   and futures contracts                                    (1.42)            (0.70)
---------------------------------------------------------------------------------------
Total from Investment Operations                            (1.35)            (0.63)
---------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                  (0.06)            (0.06)
---------------------------------------------------------------------------------------
Net asset value, End of period ($)                           9.90             11.31
---------------------------------------------------------------------------------------
Total return (%) (c)(d)(e)                                  (11.98)           (5.29) (f)
---------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (g)                                                 0.75             0.75 (h)
---------------------------------------------------------------------------------------
Net investment income (g)                                    0.72             0.89 (h)
---------------------------------------------------------------------------------------
Waiver/reimbursement                                         0.28             0.36 (h)
---------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                     7             2 (f)
---------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                          83                95




(a) For the period from commencement of operations on May 30, 2000 to December 31, 2000.



(b) Per share data was calculated using average shares outstanding during the period.



(c)      Total return at net asset value assuming all distributions reinvested.



(d) Had the manager not waived or reimbursed a portion of expenses, total return would have been reduced.



(e) Total return figures do not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.



(f)      Not annualized.



(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.



(h)      Annualized.

FINANCIAL HIGHLIGHTS

LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES


                                                             Year ended          Period ended
                                                            December 31,          December 31,
                                                                2001                2000 (a)

                                                               Class B              Class B
Net asset value, Beginning of period ($)                        11.31                 12.00
----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (b)                                        0.07                  0.07
----------------------------------------------------------------------------------------------
Net realized and unrealized loss on investments
   and futures contracts                                        (1.43)                (0.70)
----------------------------------------------------------------------------------------------
Total from Investment Operations                                (1.36)                (0.63)
----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                      (0.06)                (0.06)
----------------------------------------------------------------------------------------------
Net asset value, End of period ($)                               9.89                 11.31
----------------------------------------------------------------------------------------------
Total return (%) (c)(d)(e)                                     (12.07)                (5.29)(f)
----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (g)                                                     0.75                  0.75 (h)
----------------------------------------------------------------------------------------------
Net investment income (g)                                        0.72                  0.89 (h)
----------------------------------------------------------------------------------------------
Waiver/reimbursement                                             0.53                  0.61 (h)
----------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                         7                     2 (f)
----------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                          28,835                12,098




(a) For the period from commencement of operations on May 30, 2000 to December 31, 2000.



(b) Per share data was calculated using average shares outstanding during the period.



(c)      Total return at net asset value assuming all distributions reinvested.



(d) Had the manager and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.



(e) Total return figures do not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.



(f)      Not annualized.



(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.



(h)      Annualized.

FINANCIAL HIGHLIGHTS

LIBERTY SELECT VALUE FUND, VARIABLE SERIES


                                                             Year ended         Period ended
                                                            December 31,         December 31,
                                                               2001               2000 (a)

                                                               Class A              Class A
Net asset value, Beginning of period ($)                        13.24                 12.00
---------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (b)                                        0.05                  0.09
---------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                  0.42                  1.28
---------------------------------------------------------------------------------------------
Total from Investment Operations                                 0.47                  1.37
---------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                      (0.03)                (0.07)
---------------------------------------------------------------------------------------------
From net realized capital gains                                 (0.02)                   -- (c)
---------------------------------------------------------------------------------------------
Return of capital                                                  --                 (0.06)
---------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                    (0.05)                (0.13)
---------------------------------------------------------------------------------------------
Net asset value, End of period ($)                              13.66                 13.24
---------------------------------------------------------------------------------------------
Total return (%) (d)(e)(f)                                       3.55                 11.38 (g)
---------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (h)                                                     1.10                  1.10 (i)
---------------------------------------------------------------------------------------------
Net investment income (h)                                        0.34                  1.13 (i)
---------------------------------------------------------------------------------------------
Waiver/reimbursement                                             0.48                  1.31 (i)
---------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                        15                    26 (g)
---------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                             115                   111



(a) For the period from commencement of operations on May 30, 2000 to December 31, 2000.


(b) Per share data was calculated using average shares outstanding during the period.



(c)      Rounds to less than $0.01.



(d)      Total return at net asset value assuming all distributions reinvested.



(e) Had the manager not waived or reimbursed a portion of expenses, total return would have been reduced.



(f) Total return figures do not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.



(g)      Not annualized.



(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.



(i)      Annualized.

FINANCIAL HIGHLIGHTS

LIBERTY SELECT VALUE FUND, VARIABLE SERIES

                                                             Year ended            Period ended
                                                            December 31,          December 31,
                                                                2001                2000 (a)

                                                              Class B               Class B
Net asset value, Beginning of period ($)                        13.24                 12.00
----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (b)                                        0.05                  0.09
----------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                  0.41                  1.28
----------------------------------------------------------------------------------------------
Total from Investment Operations                                 0.46                  1.37
----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                      (0.03)                (0.07)
----------------------------------------------------------------------------------------------
From net realized capital gains                                 (0.02)                   -- (c)
----------------------------------------------------------------------------------------------
Return of capital                                                  --                 (0.06)
----------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                    (0.05)                (0.13)
----------------------------------------------------------------------------------------------
Net asset value, End of period ($)                              13.65                 13.24
----------------------------------------------------------------------------------------------
Total return (%) (d)(e)(f)                                       3.47                 11.38 (g)
----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (h)                                                     1.10                  1.10 (i)
----------------------------------------------------------------------------------------------
Net investment income (h)                                        0.34                  1.13 (i)
----------------------------------------------------------------------------------------------
Waiver/reimbursement                                             0.73                  1.56 (i)
----------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                        15                    26 (g)
----------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                          16,886                 3,762




(a) For the period from commencement of operations on May 30, 2000 to December 31, 2000.



(b) Per share data was calculated using average shares outstanding during the period.



(c)      Rounds to less than $0.01.



(d)      Total return at net asset value assuming all distributions reinvested.



(e) Had the distributor and the manager not waived or reimbursed a portion of expenses, total return would have been reduced.



(f) Total return figures do not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.



(g)      Not annualized.



(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.



(i)      Annualized.

FINANCIAL HIGHLIGHTS

LIBERTY VALUE FUND, VARIABLE SERIES


                                                                                     Year ended December 31,
                                                                2001          2000           1999           1998           1997

                                                              Class A        Class A        Class A        Class A        Class A
Net asset value, Beginning of period ($)                       15.11          13.18          16.39          15.34          13.96
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (a)                                       0.17           0.18           0.17           0.20           0.28
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments         (0.19)          1.98           0.69           1.50           3.75
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                               (0.02)          2.16           0.86           1.70           4.03
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                     (0.21)         (0.19)         (0.15)         (0.18)         (0.27)
---------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                --          (0.01)            --             --          (0.01)
---------------------------------------------------------------------------------------------------------------------------------
From net realized capital gains                                (1.06)         (0.03)         (3.85)         (0.47)         (2.37)
---------------------------------------------------------------------------------------------------------------------------------
In excess of net realized capital gains                           --             --          (0.07)            --             --
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                   (1.27)         (0.23)         (4.07)         (0.65)         (2.65)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                             13.82          15.11          13.18          16.39          15.34
---------------------------------------------------------------------------------------------------------------------------------
Total return (%) (b)(c)                                        (0.18)         16.43           5.55          11.13          28.97
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (d)                                                    0.81           0.74           0.73           0.76           0.79
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (d)                                       1.16           1.34           0.99           1.24           1.77
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                       54             84            172             28             60
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                        158,193        196,017        197,523        149,820        106,909



(a) Per share data was calculated using average shares outstanding during the period.



(b)      Total return at net asset value assuming all distributions reinvested.



(c) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.



(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

FINANCIAL HIGHLIGHTS

LIBERTY VALUE FUND, VARIABLE SERIES


                                                              Year ended         Period ended
                                                             December 31,        December 31,
                                                                 2001              2000 (a)

                                                                Class B            Class B
Net asset value, Beginning of period ($)                        15.09                 13.94
---------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (b)                                        0.13                  0.09
---------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments          (0.19)                 1.29
---------------------------------------------------------------------------------------------
Total from Investment Operations                                (0.06)                 1.38
---------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                      (0.17)                (0.19)
---------------------------------------------------------------------------------------------
In excess of net investment income                                 --                 (0.01)
---------------------------------------------------------------------------------------------
From net realized capital gains                                 (1.06)                (0.03)
---------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                    (1.23)                (0.23)
---------------------------------------------------------------------------------------------
Net asset value, End of period ($)                              13.80                 15.09
---------------------------------------------------------------------------------------------
Total return (%) (c)(d)                                         (0.43)                 9.86 (e)(f)
---------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (g)                                                     1.06                  1.00 (h)
---------------------------------------------------------------------------------------------
Net investment income (g)                                        0.91                  1.09 (h)
---------------------------------------------------------------------------------------------
Waiver/reimbursement                                               --                  0.04 (h)
---------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                        54                    84
---------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                           7,755                 1,082




(a)      Class B shares were initially offered on June 1, 2000.



(b) Per share data was calculated using average shares outstanding during the period.



(c)      Total return at net asset value assuming all distributions reinvested.



(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.



(e) Had the manager and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.



(f)      Not annualized.



(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.



(h)      Annualized.

FINANCIAL HIGHLIGHTS

NEWPORT TIGER FUND, VARIABLE SERIES


                                                                                Year ended December 31,
                                                           2001            2000           1999            1998            1997

                                                          Class A        Class A         Class A         Class A         Class A
Net asset value, Beginning of period ($)                   2.19            2.62            1.57            1.71            2.52
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (a)                                  0.02            0.02            0.03            0.03            0.03
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
    investments and foreign currency                      (0.42)          (0.43)           1.04           (0.14)          (0.81)
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          (0.40)          (0.41)           1.07           (0.11)          (0.78)
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                (0.02)          (0.02)          (0.02)          (0.03)          (0.03)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                         1.77            2.19            2.62            1.57            1.71
--------------------------------------------------------------------------------------------------------------------------------
Total return (%) (b)(c)                                  (18.48)         (15.63)          68.01           (6.43)         (31.14)
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (d)                                               1.31            1.15            1.21            1.30            1.25
--------------------------------------------------------------------------------------------------------------------------------
Net investment income (d)                                  0.99            0.80            1.65            2.16            1.14
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                  24              22              12              16              27
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                    33,688          44,346          46,125          23,655          24,934



(a) Per share data was calculated using average shares outstanding during the period.

(b)      Total return at net asset value assuming all distributions reinvested.


(c) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.



(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

FINANCIAL HIGHLIGHTS

NEWPORT TIGER FUND, VARIABLE SERIES


                                                               Year ended           Period ended
                                                               December 31,         December 31,
                                                                 2001                  2000 (a)

                                                                Class B               Class B
Net asset value, Beginning of period ($)                         2.19                  2.35
------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (b)                                        0.01                    -- (c)
------------------------------------------------------------------------------------------------
Net realized and unrealized loss on investments
    and foreign currency                                        (0.37)                (0.14)
------------------------------------------------------------------------------------------------
Total from Investment Operations                                (0.36)                (0.14)
------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                      (0.02)                (0.02)
------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                               1.81                  2.19
------------------------------------------------------------------------------------------------
Total return (%) (d)(e)                                        (16.66)                (5.94)(f)
------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (g)                                                     1.56                  1.47 (h)
------------------------------------------------------------------------------------------------
Net investment income (g)                                        0.74                  0.11 (h)
------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                        24                    22
------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                           2,232                   644




(a)      Class B shares were initially offered on June 1, 2000.



(b) Per share data was calculated using average shares outstanding during the period.



(c)      Rounds to less than $0.01.



(d)      Total return at net asset value assuming all distributions reinvested.



(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.



(f)      Not annualized.



(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.



(h)      Annualized.

FINANCIAL HIGHLIGHTS

RYDEX FINANCIAL SERVICES FUND, VARIABLE SERIES



                                                                             Year ended         Period ended
                                                                            December 31,        December 31,
                                                                                2001              2000 (a)

                                                                              Class A              Class A
Net asset value, Beginning of period ($)                                       14.51               12.00
------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (b)                                                       0.06                0.04
------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                         (1.76)               2.59
------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                               (1.70)               2.63
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                                     (0.04)              (0.02)
------------------------------------------------------------------------------------------------------------
In excess of net investment income                                              ---                (0.01)
------------------------------------------------------------------------------------------------------------
From net realized capital gains                                                (0.01)              (0.05)
------------------------------------------------------------------------------------------------------------
Return of capital                                                               ---                (0.04)
------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                                   (0.05)              (0.12)
------------------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                                             12.76               14.51
------------------------------------------------------------------------------------------------------------
Total return (%) (c)(d)(e)                                                    (11.71)              21.88 (f)
------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (g)                                                                    1.45                1.45 (h)
------------------------------------------------------------------------------------------------------------
Net investment income (g)                                                       0.44                0.50 (h)
------------------------------------------------------------------------------------------------------------
Waiver/reimbursement                                                            1.32                2.89 (h)
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                       57                   4 (f)
------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                                            108                 122




(a) For the period from commencement of operations on May 30, 2000 to December 31, 2000.



(b) Per share data was calculated using average shares outstanding during the period.



(c)      Total return at net asset value assuming all distributions reinvested.



(d) Had the manager not waived or reimbursed a portion of expenses, total return would have been reduced.



(e) Total return figures do not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.



(f)      Not annualized.



(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.



(h)      Annualized.

FINANCIAL HIGHLIGHTS

RYDEX FINANCIAL SERVICES FUND, VARIABLE SERIES


                                                              Year ended         Period ended
                                                             December, 31        December 31,
                                                                 2001              2000 (a)

                                                                Class B            Class B
Net asset value, Beginning of period ($)                        14.50                 12.00
---------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (b)                                        0.06                  0.04
---------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments          (1.78)                 2.58
---------------------------------------------------------------------------------------------
Total from Investment Operations                                (1.72)                 2.62
---------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                      (0.04)                (0.02)
---------------------------------------------------------------------------------------------
In excess of net investment income                                 --                 (0.01)
---------------------------------------------------------------------------------------------
From net realized capital gains                                 (0.01)                (0.05)
---------------------------------------------------------------------------------------------
Return of capital                                                  --                 (0.04)
---------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                    (0.05)                (0.12)
---------------------------------------------------------------------------------------------
Net asset value, End of period ($)                              12.73                 14.50
---------------------------------------------------------------------------------------------
Total return (%) (c)(d)(e)                                     (11.86)                21.79 (f)
---------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (g)                                                     1.45                  1.45 (h)
---------------------------------------------------------------------------------------------
Net investment income (g)                                        0.44                  0.50 (h)
---------------------------------------------------------------------------------------------
Waiver/reimbursement                                             1.57                  3.14 (h)
---------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                        57                     4 (f)
---------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                           4,586                 2,606




(a) For the period from commencement of operations on May 30, 2000 to December 31, 2000.



(b) Per share data was calculated using average shares outstanding during the period.



(c)      Total return at net asset value assuming all distributions reinvested.



(d) Had the manager and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.



(e) Total return figures do not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.



(f)      Not annualized.



(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.



(h)      Annualized.

FINANCIAL HIGHLIGHTS

RYDEX HEALTH CARE FUND, VARIABLE SERIES

                                                              Year ended          Period ended
                                                              December 31,        December 31,
                                                                2001                2000 (a)

                                                               Class A             Class A
Net asset value, Beginning of period ($)                        14.22                 12.00
----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment loss (b)                                         (0.06)                (0.03)
----------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments          (1.63)                 2.25
----------------------------------------------------------------------------------------------
Total from Investment Operations                                (1.69)                 2.22
----------------------------------------------------------------------------------------------
Net asset value, End of period ($)                              12.53                 14.22
----------------------------------------------------------------------------------------------
Total return (%) (c)(d)(e)                                     (11.88)                18.50 (f)
----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (g)                                                     1.60                  1.60 (h)
----------------------------------------------------------------------------------------------
Net investment loss (g)                                         (0.49)                (0.37)(h)
----------------------------------------------------------------------------------------------
Waiver/reimbursement                                             0.76                  2.54 (h)
----------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                        12                     0 (f)
----------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                             104                   119




(a) For the period from commencement of operations on May 30, 2000 to December 31, 2000.



(b) Per share data was calculated using average shares outstanding during the period.



(c)      Total return at net asset value assuming all distributions reinvested.



(d) Had the manager not waived or reimbursed a portion of expenses, total return would have been reduced.



(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.



(f)      Not annualized.



(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.



(h)      Annualized.

FINANCIAL HIGHLIGHTS

RYDEX HEALTH CARE FUND, VARIABLE SERIES


                                                              Year ended        Period ended
                                                             December 31,       December 31,
                                                                2001              2000 (a)

                                                               Class B            Class B
Net asset value, Beginning of period ($)                        14.22                 12.00
-----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment loss (b)                                         (0.06)                (0.03)
-----------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments          (1.64)                 2.25
-----------------------------------------------------------------------------------------------
Total from Investment Operations                                (1.70)                 2.22
-----------------------------------------------------------------------------------------------
Net asset value, End of period ($)                              12.52                 14.22
-----------------------------------------------------------------------------------------------
Total return (%) (c)(d)(e)                                     (11.95)                18.50 (f)
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (g)                                                     1.60                  1.60 (h)
-----------------------------------------------------------------------------------------------
Net investment loss (g)                                         (0.49)                (0.37) (h)
-----------------------------------------------------------------------------------------------
Waiver/reimbursement                                             1.01                  2.79 (h)
-----------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                        12                     0 (f)
-----------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                           7,009                 3,347




(a) For the period from commencement of operations on May 30, 2000 to December 31, 2000.



(b) Per share data was calculated using average shares outstanding during the period.



(c)      Total return at net asset value assuming all distributions reinvested.



(d) Had the manager and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.



(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.



(f)      Not annualized.



(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.



(h)      Annualized.

FINANCIAL HIGHLIGHTS

STEIN ROE GLOBAL UTILITIES FUND, VARIABLE SERIES


                                                                                       Year ended December 31,
                                                                 2001          2000           1999           1998             1997

                                                                Class A       Class A        Class A        Class A         Class A

Net asset value, Beginning of period ($)                        13.27          17.15          13.76           11.92          10.70
----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (a)                                        0.20           0.10           0.28            0.24           0.46
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments          (2.05)         (2.37)          3.63            1.93           2.62
----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                (1.85)         (2.27)          3.91            2.17           3.08
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                      (0.18)         (0.03)         (0.23)          (0.21)         (0.48)
----------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                 --             --             --           (0.01)            --
----------------------------------------------------------------------------------------------------------------------------------
From net realized capital gains                                 (0.34)         (1.58)         (0.29)          (0.11)         (1.38)
----------------------------------------------------------------------------------------------------------------------------------
Return of capital                                               (0.05)            --             --              --             --
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                    (0.57)         (1.61)         (0.52)          (0.33)         (1.86)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                              10.85          13.27          17.15           13.76          11.92
----------------------------------------------------------------------------------------------------------------------------------
Total return (%) (b)(c)                                        (14.01)        (13.20)         28.63           18.33          28.75
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (d)                                                     0.93           0.76           0.77            0.82           0.83
----------------------------------------------------------------------------------------------------------------------------------
Net investment income (d)                                        1.64           0.61           1.91            1.90           3.96
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                        99             52             52              53             89
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                          59,812         93,816        110,150          71,186         54,603



(a) Per share data was calculated using average shares outstanding during the period.

(b)      Total return at net asset value assuming all distributions reinvested.


(c) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.



(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

FINANCIAL HIGHLIGHTS

STEIN ROE GLOBAL UTILITIES FUND, VARIABLE SERIES


                                                              Year ended          Period ended
                                                             December 31,         December 31,
                                                                 2001               2000 (a)

                                                               Class B             Class B
Net asset value, Beginning of period ($)                        13.25                 16.50
-----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (b)                                        0.17                  0.03
-----------------------------------------------------------------------------------------------
Net realized and unrealized loss on investments                 (2.04)                (1.67)
-----------------------------------------------------------------------------------------------
Total from Investment Operations                                (1.87)                (1.64)
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                      (0.18)                (0.03)
-----------------------------------------------------------------------------------------------
From net realized capital gains                                 (0.34)                (1.58)
-----------------------------------------------------------------------------------------------
Return of capital                                               (0.05)                   --
-----------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                    (0.57)                (1.61)
-----------------------------------------------------------------------------------------------
Net asset value, End of period ($)                              10.81                 13.25
-----------------------------------------------------------------------------------------------
Total return (%) (c)(d)                                        (14.18)                (9.90) (e)
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (f)                                                     1.18                  1.01 (g)
-----------------------------------------------------------------------------------------------
Net investment income (f)                                        1.39                  0.36 (g)
-----------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                        99                    52
-----------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                               1                     1




(a)      Class B shares were initially offered on June 1, 2000.



(b) Per share data was calculated using average shares outstanding during the period.



(c)      Total return at net asset value assuming all distributions reinvested.



(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.



(e)      Not annualized.



(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.



(g)      Annualized.

                            SHAREHOLDER INFORMATION


PURCHASES AND REDEMPTIONS

The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Funds issue and redeem shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.


HOW THE FUNDS CALCULATE NET ASSET VALUE


Each share price is its net asset value next determined. Each Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).



To calculate the net asset value on a given day, the Funds value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Funds value the security at the most recent quoted bid price. The Funds value each over-the-counter security or NASDAQ National Market System security as of the last sales price for that day. The Funds value other over-the-counter securities that have reliable quotes at the latest quoted bid price.



The Funds value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when the Funds determine that the sale or bid price of the security does not reflect that security's market value, the Funds will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.



The Funds may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. A Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of a Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.



DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

SHAREHOLDER INFORMATION

TAX CONSEQUENCES


Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the Code). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.


In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.



OTHER CLASS OF SHARES



The Funds also offer an additional class of shares, Class [A/B] shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.]

                                   APPENDIX A

                             MORNINGSTAR CATEGORIES

In an effort to distinguish funds by what they own, as well as by their prospectus objectives and styles, Morningstar developed the Morningstar categories. While the prospectus objective identifies a fund's investment goals based on the wording in the fund prospectus, the Morningstar category identifies funds based on their actual investment styles as measured by their underlying portfolio holdings (portfolio statistics and compositions over the past three years). Morningstar may change a fund's category assignment from time to time.

Morningstar places domestic equity funds in a category based on the style and size of the stocks they typically own. The style and size parameters are based on the divisions used in the investment style box: Value, Blend, or Growth style and Small, Middle, or Large median market capitalization (see "Morningstar Style Box" below for more details on style methodology). By reviewing their investment style over the past three years, Morningstar places domestic equity funds in one of the following nine categories: Large Growth, Large Blend, Large Value, Mid-Cap Growth, Mid-Cap Blend, Mid-Cap Value, Small Growth, Small Blend, and Small Value. Morningstar also includes several other domestic equity categories, including: Specialty Health Care, Specialty Technology, Specialty Utilities, Specialty Communications, Specialty Financials, Specialty Real Estate, Specialty Natural Resources, Convertible Bond, and Domestic Hybrid.

                              MORNINGSTAR STYLE BOX

The style box is a snapshot in time. It identifies the fund's investment style as of a particular date. The Morningstar category is based on style box information from the trailing 36 months. It provides a general picture of the fund's investment style over the past three years.

The Morningstar equity style box is a nine-box matrix that displays both the fund's investment methodology and the size of the companies in which it invests. Set forth below is the nine-box matrix.


          VALUE   BLEND  GROWTH
LARGE       1      2         3
MID-CAP     4      5         6
SMALL       7      8         9


The equity style box for domestic stock funds comprises two components: MARKET CAPITALIZATION on the vertical axis and VALUATION on the horizontal axis.

MARKET CAPITALIZATION: Morningstar ties market cap to the relative movements of the market. The top 5% of the 5000 largest domestic stocks in Morningstar's equity database are classified as large-cap, the next 15% of the 5000 are mid-cap, and the remaining 80% (as well as companies that fall outside the largest 5000) are small-cap.

Morningstar then determines a fund's market cap by ranking the stocks in a fund's portfolio from the largest market-capitalized stock to the smallest, and then calculating the average weighted market capitalization of the stocks in the middle quintile (middle 40th percentile to 60th percentile) of the portfolio. After a fund's market cap has been determined, Morningstar places the fund in the large-cap, mid-cap or small-cap group noted above.

APPENDIX A


VALUATION: Morningstar categorizes funds by comparing the stocks in their portfolios with the most relevant of the three market cap groups. Specifically, each stock in Morningstar's equities database receives a price-to-earnings (P/E) score and a price-to-book (P/B) score. This is derived by dividing each stock's P/E and P/B by the asset-weighted median P/E and asset-weighted median P/B, respectively, of the stock's market cap group. For example, to calculate the asset-weighted median P/E, Morningstar first ranks the P/E ratios of the stocks in each market-cap group from highest to lowest, then counts down by their market caps until it reaches the 50th percentile of that market-cap group. The P/E ratio attached to that stock is the asset-weighted median P/E. Morningstar does the same to find the asset-weighted median P/B. Next, Morningstar calculates the P/E style box score and the P/B style box score for each fund by ranking the stocks in a fund's portfolio by their P/E scores and P/B scores, respectively, and then calculating an average weighted P/E score and an average weighted P/B score from the stocks in the middle quintile of each fund's portfolio. These average weighted scores are the P/E style box score and the P/B style box score of the fund's portfolio.



For each measure, 1.00 represents the market-cap group average. If the fund has a P/E style box score + P/B style box score that exceeds 2.25, the fund is categorized as growth. If the combined score falls below 1.75, the fund is categorized as value. Finally, if the score is between 1.75 and 2.25, the fund is categorized as blend.

FOR MORE INFORMATION
--------------------------------------------------------------------------------


Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.


You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA  02111-2621
1-800-426-3750
www.libertyfunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Variable Investment Trust:  811-07556

Colonial Global Equity Fund, Variable Series

Colonial High Yield Securities Fund, Variable Series

Colonial International Fund for Growth, Variable Series

Colonial International Horizons Fund, Variable Series

Colonial Small Cap Value Fund, Variable Series

Colonial Strategic Income Fund, Variable Series

Colonial U.S. Growth & Income Fund, Variable Series

Crabbe Huson Real Estate Investment Fund, Variable Series

Liberty All-Star Equity Fund, Variable Series

Liberty Newport Japan Opportunities Fund, Variable Series

Liberty S&P 500 Index Fund, Variable Series

Liberty Select Value Fund, Variable Series


Liberty Value Fund, Variable Series


Newport Tiger Fund, Variable Series

Rydex Financial Services Fund, Variable Series

Rydex Health Care Fund, Variable Series

Stein Roe Global Utilities Fund, Variable Series




                           [LIBERTYFUNDS LETTERHEAD]

                        LIBERTY VARIABLE INVESTMENT TRUST

PROSPECTUS DATED MAY 1, 2002

Colonial High Yield Securities Fund, Variable Series
Colonial Strategic Income Fund, Variable Series
Colonial U.S. Growth & Income Fund, Variable Series
Liberty All-Star Equity Fund, Variable Series
Liberty S&P 500 Index Fund, Variable Series
Liberty Select Value Fund, Variable Series
Newport Tiger Fund, Variable Series

CLASS B SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                     * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                     * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


------------------------------
Not FDIC     May Lose Value
            ------------------
Insured      No Bank Guarantee
------------------------------

                               TABLE OF CONTENTS

THE TRUST                                                                 3
---------------------------------------------------------------------------

THE FUNDS                                                                 4
---------------------------------------------------------------------------

Defining Capitalization................................................   4
Each of these sections discusses the following topics:
Investment Goals, Principal Investment Strategies,
Principal Investment Risks and Performance History
Colonial High Yield Securities Fund, Variable Series...................   5
Colonial Strategic Income Fund, Variable Series........................   8
Colonial U.S. Growth & Income Fund, Variable Series....................  11
Liberty All-Star Equity Fund, Variable Series..........................  14
Liberty S&P 500 Index Fund, Variable Series............................  17
Liberty Select Value Fund, Variable Series.............................  20
Newport Tiger Fund, Variable Series....................................  23

TRUST MANAGEMENT ORGANIZATIONS                                           26
---------------------------------------------------------------------------

The Trustees...........................................................  26
Investment Advisor:  Liberty Advisory Services Corp....................  26
Investment Sub-Advisors and Portfolio Managers.........................  26
Rule 12b-1 Plan........................................................  29
Mixed and Shared Funding...............................................  29

OTHER INVESTMENT STRATEGIES AND RISKS                                    30
---------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS                                                     32
---------------------------------------------------------------------------

SHAREHOLDER INFORMATION                                                  39
---------------------------------------------------------------------------

Purchases and Redemptions..............................................  39
How the Funds Calculate Net Asset Value................................  39
Dividends and Distributions............................................  39
Tax Consequences.......................................................  40
Other Class of Shares..................................................  40

APPENDIX A                                                               41
---------------------------------------------------------------------------

                                   THE TRUST

Liberty Variable Investment Trust (Trust) includes seventeen separate mutual funds (Funds), each with its own investment goals and strategies. This Prospectus contains information about seven of the Funds in the Trust. Liberty Advisory Services Corp. (LASC) is the investment advisor to each Fund. LASC has appointed an investment sub-advisor (Sub-Advisor) for each Fund. All of the Sub-Advisors are affiliates of LASC. The Funds have the following Sub-Advisors:

----------------------------------------------------------------------------------------------------------------------------
                         FUND                                                                     SUB-ADVISOR
----------------------------------------------------------------------------------------------------------------------------
Colonial High Yield Securities Fund, Variable Series (High Yield Fund)               Colonial Management Associates, Inc.
Colonial Strategic Income Fund, Variable Series (Strategic Income Fund)              (Colonial)
Colonial U.S. Growth & Income Fund, Variable Series (U.S. Growth & Income Fund)
Liberty S&P 500 Index Fund, Variable Series (S&P 500 Fund)
Liberty Select Value Fund, Variable Series (Select Value Fund)
----------------------------------------------------------------------------------------------------------------------------
Liberty All-Star Equity Fund, Variable Series (All-Star Equity Fund)                 Liberty Asset Management Company
                                                                                     (LAMCO)
----------------------------------------------------------------------------------------------------------------------------
Newport Tiger Fund, Variable Series (Tiger Fund)                                     Newport Fund Management, Inc. (Newport)
----------------------------------------------------------------------------------------------------------------------------

Other funds may be added or deleted from time to time. Each Fund offers two classes of shares - Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class B shares.

The Trust's Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by life insurance companies (Participating Insurance Companies). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The principal underwriter of the Funds is Liberty Funds Distributor, Inc. (LFD). LFD is an affiliate of LASC.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy of those prospectuses.

                                    THE FUNDS

DEFINING CAPITALIZATION

A company's market capitalization is simply its stock price multiplied by the number of shares of stock it has outstanding. In the financial markets, companies generally are sorted into one of three capitalization-based categories: large capitalization (large-cap); middle capitalization (mid-cap); or small capitalization (small-cap). In defining a company's market capitalization, the advisor uses capitalization-based categories that are based in part on those of Standard & Poor's Index Services. All market capitalizations are determined at the time of purchase.

LARGE CAPITALIZATION. Large-cap stocks are stocks with market capitalizations greater than $5 billion. In addition, any stock that is represented in the Standard & Poor's 500 Index is considered a large-cap stock.

MIDDLE CAPITALIZATION. Mid-cap stocks are stocks with market capitalizations between $1 billion and the capitalization of the largest stock in the Standard & Poor's MidCap 400 Index (S&P MidCap Index) ($10.4 billion as of December 31,
2001). In addition, any stock that is represented in the S&P MidCap Index is considered a mid-cap stock.

SMALL CAPITALIZATION. Small-cap stocks are stocks with market capitalizations equal to or less than the capitalization of the largest stock in the Standard & Poor's SmallCap 600 Index ($3.8 billion as of December 31, 2001).

              COLONIAL HIGH YIELD SECURITIES FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks high current income and total return.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund pursues its investment goals by investing at least 80% of its net assets (plus any borrowings for investment purposes) in lower-rated corporate debt securities. These securities have the following ratings:

         -        BB through D by Standard & Poor's;

         -        Ba through C by Moody's Investors Service, Inc.;

         - a comparable rating by another nationally recognized rating service; or

         - the security is unrated and Colonial believes it to be comparable in quality to securities having such ratings as noted above.

The Fund also may invest in equity securities to seek capital appreciation. Equity securities include common stocks, preferred stocks, warrants and debt securities convertible into common stocks. Additionally, the Fund may invest in securities issued or guaranteed by foreign governments or foreign companies, including securities issued in emerging market countries.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that Colonial's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and privately issued mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

THE FUNDS  COLONIAL HIGH YIELD SECURITIES FUND, VARIABLE SERIES


Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS  COLONIAL HIGH YIELD SECURITIES FUND, VARIABLE SERIES


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class B shares. The performance table following the bar chart shows how the Fund's average annual returns for Class B shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the CS First Boston High Yield Index (CS First Boston Index), a broad-based, unmanaged index that tracks the performance of high yield bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in the Lipper High Current Yield - Annuities Funds Category (Lipper Average), as calculated by Lipper, Inc. This category is composed of funds with investment objectives similar to those of the Fund that are options under VA contracts or VLI policies. Sales charges are not reflected in the Lipper Average.

CALENDAR YEAR TOTAL RETURNS (CLASS B)(1)

[BAR CHART]

YEAR          HIGH YIELD FUND
1999                1.65%
2000               -7.11%
2001               -2.96%

For period shown in bar chart:           Best quarter:  4th quarter 2001, +6.67%
                                        Worst quarter:  3rd quarter 2001, -7.53%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001

                                             1 YEAR      LIFE OF THE
                                                             FUND
Class B (%)                                   -2.96       -3.09(1)
-------------------------------------------------------------------
CS First Boston Index (%)                      5.78        0.02(2)
-------------------------------------------------------------------
Lipper Average (%)                             1.08       -2.03(2)


(1) Class B is a newer between Class A shares were class of shares. shares and the initially Its performance newer class of offered on information includes shares. If June 1, 2000. returns of the Fund's differences in Class A shares (the expenses had been oldest existing fund reflected, the class) for periods returns shown for prior to its periods prior to the inception. These inception of the returns have not newer class of been restated to shares would have been reflect any lower. Class A shares differences in were initially offered expenses (such on May 19, 1998, and as Rule 12b-1 fees) Class B

(2)  Performance information is from May 31, 1998.

                 COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks current income consistent with prudent risk. The
Fund also seeks maximum total return.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund seeks to achieve its investment goals by investing primarily in:

         -        debt securities issued by the U.S. government;

         - debt securities issued by foreign governments and foreign companies including securities issued in emerging market countries; and

         -        lower-rated corporate debt securities.

Colonial allocates the Fund's investments among these types of securities at any given time based on its estimate of the expected performance and risk of each type of investment.

The Fund pursues its investment goals by investing a portion of its assets in lower-rated corporate debt securities. These securities have the following ratings:

         -        BB through D by Standard & Poor's;

         -        Ba through C by Moody's Investors Service, Inc.;

         - a comparable rating by another nationally recognized rating service; or

         - the security is unrated and Colonial believes it to be comparable in quality to securities having such ratings as noted above.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that Colonial's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with comparable funds.

THE FUNDS  COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES


Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and privately issued mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS  COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class B shares. The performance table following the bar chart shows how the Fund's average annual returns for Class B shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Lehman Brothers Government/Credit Index (Lehman Government/Credit Index), an unmanaged index that tracks the performance of a selection of U.S. government and investment grade U.S. corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in the Lipper General Bonds - Annuities Funds Category (Lipper Average), as calculated by Lipper, Inc.. This category is composed of funds with investment objectives similar to those of the Fund that are options under VA contracts or VLI policies. Sales charges are not reflected in the Lipper Average.

CALENDAR YEAR TOTAL RETURNS (CLASS B)(3)

[BAR CHART]

YEAR
1995               18.30%
1996                9.83%
1997                9.11%
1998                6.03%
1999                1.78%
2000                0.07%
2001                3.54%

For period shown in bar chart:           Best quarter:  1st quarter 1995, +5.62%
                                        Worst quarter:  2nd quarter 2001, -1.56%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001

                                                       1 YEAR          5 YEARS     LIFE OF THE
                                                                                      FUND
Class B (%)                                             3.54            4.06(3)      6.50(3)
--------------------------------------------------------------------------------------------------
Lehman Government/Credit Index (%)                      8.50            7.37         7.88(4)
--------------------------------------------------------------------------------------------------
Lipper Average (%)                                      5.62            5.20         7.00(4)


(3) Class B is a newer between Class A shares shares were class of shares. and the newer class initially Its performance of shares. If offered on information includes differences in June 1, 2000. returns of the Fund's expenses had been Class A shares (the reflected, the oldest existing fund returns shown for class) for periods periods prior to prior to its inception. the inception of These returns have the newer class of not been restated to shares would have reflect any been lower. Class A differences in shares were initially expenses (such as offered on July 5, Rule 12b-1 fees) 1994, and Class B

(4)  Performance information is from June 30, 1994.

               COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks long-term growth and income.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. securities, primarily consisting of large-capitalization stocks. Up to 10% of the Fund's assets may be invested in debt securities.

In selecting debt securities for the Fund, Colonial may invest in:

         -        debt securities that are convertible into common stock;

         - corporate debt securities that are rated investment grade by at least two nationally recognized rating organizations (investment grade stocks have a rating of BBB or higher by Standard & Poor's or Baa or higher by Moody's Investors Service, Inc.); and

         -        debt securities issued or guaranteed by the U.S. government.

When purchasing securities for the Fund, Colonial generally chooses securities of companies it believes are undervalued.

The Fund compares its performance to other similarly managed mutual funds as determined by Morningstar, Inc. (Morningstar). For performance comparison purposes, Morningstar places an equity fund in one of nine "categories" based upon guidelines established by Morningstar that examine both a fund's investment methodology and the size of the companies in which the fund invests. Colonial generally manages the Fund in accordance with the Morningstar guidelines for a "Large Cap Value" fund. See Appendix A for a description of the Morningstar categories.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that Colonial's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with comparable funds.

THE FUNDS  COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES


Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and privately issued mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in Colonial's opinion, undervalued. If Colonial's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value Colonial has placed on it.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS  COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class B shares. The performance table following the bar chart shows how the Fund's average annual returns for Class B shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large capitalization U.S. common stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.

CALENDAR YEAR TOTAL RETURNS (CLASS B)(5)

[BAR CHART]

YEAR          U.S. GROWTH & INCOME FUND
1995               29.70%
1996               21.84%
1997               32.23%
1998               20.15%
1999               12.00%
2000                3.43%
2001               -0.65%

For period shown in bar chart:          Best quarter:  4th quarter 1998, +21.79%
                                       Worst quarter:  3rd quarter 1998, -14.16%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001

                                  1 YEAR          5 YEARS        LIFE OF THE
                                                                     FUND
Class B (%)                        -0.65           12.83(5)        15.88(5)
----------------------------------------------------------------------------
S&P 500 Index (%)                 -11.88           10.70           15.51(6)


(5) Class B is a newer between Class A shares were class of shares. shares and the initially Its performance newer class of shares. offered on information includes If differences in June 1, 2000. returns of the Fund's expenses had been Class A shares (the reflected, the returns oldest existing fund shown for periods class) for periods prior to the inception prior to its inception. of the newer class of These returns have shares would have been not been restated to lower. Class A shares reflect any differences were initially offered in expenses (such as on July 5, 1994, and Rule 12b-1 fees) Class B

(6)  Performance information is from June 30, 1994.

                  LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks total investment return, comprised of long-term capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity related securities, which include common stocks, bonds convertible into stocks, warrants and other rights to purchase stocks.

The Fund's sub-advisor, LAMCO, utilizes a multi-manager concept. LAMCO allocates the Fund's portfolio assets on an approximately equal basis among a number of independent investment management organizations (Portfolio Managers). There are five Portfolio Managers as of the date of this prospectus, each of which employs a different investment style. LAMCO attempts to periodically rebalance the portfolio among the Portfolio Managers so as to maintain an approximately equal allocation of the portfolio among them throughout all market cycles.

In LAMCO's opinion, the multi-manager concept provides advantages over the use of a single manager for the following reasons:

         - Most equity investment management firms consistently employ a distinct investment "style" which causes them to emphasize stocks with particular characteristics;

         - Because of changing investor preferences, any given investment style will move into and out of market favor and will result in better investment performance under certain market conditions, but less successful performance under other conditions;

         - Consequently, by allocating the Fund's portfolio on an approximately equal basis among Portfolio Managers employing different styles, the impact of any one style on investment performance will be diluted, and the investment performance of the total portfolio will tend to be more consistent and less volatile over the long term than if a single style were employed throughout the entire period; and

         - More consistent performance at a given annual rate of return over time produces a higher rate of return for the long term than more volatile performance having the same average of the annual rates of return.

The Fund's current Portfolio Managers and investment styles are as follows:

         - Boston Partners Asset Management, L.P. (Value) - Companies with low price-to-earnings and price-to-book ratios where a catalyst for positive change has been identified.

         - Oppenheimer Capital (Value) - Companies that exhibit the ability to generate excess cash flow while earning high returns on invested capital that trade below their intrinsic value.

         - Schneider Capital Management Corporation (Value) - Companies that are overlooked and undervalued where the firm anticipates a rebound in earnings.

         - Mastrapasqua & Associates (Growth) - Companies whose valuations do not reflect the potential for accelerated earnings and cash flow growth.

         - TCW Investment Management Company (Growth) - Companies that have superior sales growth, leading and/or rising market shares, and high and/or rising profit margins.

THE FUNDS  LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES


LAMCO continuously monitors the performance and investment styles of the Fund's Portfolio Managers and from time to time may recommend changes of Portfolio Managers based on factors such as:

         - A change or departure in a Portfolio Manager's investment style for which it had been selected;

         - A deterioration in a Portfolio Manager's performance relative to that of other investment management firms practicing a similar style; or

         -        Adverse changes in its ownership or personnel.

LAMCO also may recommend Portfolio Manager changes to change the mix of investment styles employed by the Fund's Portfolio Managers. The Board of Trustees must approve all Portfolio Manager changes. LAMCO is also the manager of Liberty All-Star Equity Fund, a multi-managed, closed-end fund. This fund has the same investment goals and investment program as the Fund, and currently has the same Portfolio Managers. LAMCO expects that this fund will make corresponding changes if and when Portfolio Managers are changed in the future.

The Fund will remain substantially fully invested during periods when stock prices generally rise and also during periods when they generally decline. The Fund is intended to be a long-term investment vehicle and is not designed to provide a means of speculating on short-term stock market movements.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the Portfolio Managers' stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the Portfolio Managers' opinion undervalued. If the Portfolio Managers' assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the Portfolio Managers have placed on it.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS  LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class B shares. The performance table following the bar chart shows how the Fund's average annual returns for Class B shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Russell 3000 Index (Russell 3000 Index), an unmanaged index that tracks the performance of the 3000 largest U.S. companies based on total market capitalization. The Fund's returns are also compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in the Lipper Growth & Income - Annuities Funds Category (Lipper Average), as calculated by Lipper, Inc. This category is composed of funds with investment objectives similar to those of the Fund that are options under VA contracts or VLI policies. Sales charges are not reflected in the Lipper Average.

CALENDAR YEAR TOTAL RETURNS (CLASS B)(7)

[BAR CHART]

YEAR          ALL-STAR EQUITY FUND
1998               18.67%
1999                8.47%
2000                6.26%
2001              -12.82%

For period shown in bar chart:          Best quarter:  4th quarter 1998, +18.67%
                                       Worst quarter:  3rd quarter 2001, -18.77%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001

                                             1 YEAR      LIFE OF THE
                                                             FUND
Class B (%)                                  -12.82        4.57(7)
--------------------------------------------------------------------
Russell 3000 Index (%)                       -11.46        5.71(8)
--------------------------------------------------------------------
S&P 500 Index (%)                            -11.88        5.99(8)
--------------------------------------------------------------------
Lipper Average (%)                            -7.13        5.44(8)


(7) Class B is a newer between Class A shares were initially class of shares. and the newer class of offered on Its performance shares. If differences June 1, 2000. information includes in expenses had been returns of the Fund's reflected, the returns Class A shares (the shown for periods prior oldest existing fund to the inception of the class) for periods prior newer class of shares to its inception. These would have been lower. returns have not been Class A shares were restated to reflect any initially offered on differences in expenses November 17, 1997, (such as Rule 12b-1 fees) and Class B shares

(8)  Performance information is from November 30, 1997.

                   LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks capital appreciation by matching the performance of a benchmark index that measures the investment returns of stocks of large U.S. companies.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund employs a passive management strategy designed to match, as closely as possible, the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500(R))(1), which is comprised of 500 widely held, large capitalization companies. The Fund invests at least 80% of its assets in the stocks that make up the S&P 500. The Fund may also invest in stock index futures and options.

Although a security may be included in the S&P 500, the Portfolio Manager may exclude or remove the security if adverse market conditions exist.

The Fund may invest, to a limited extent, in stock index futures or options, which are types of derivatives. The Fund will not use these derivatives for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The Fund invests in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the Portfolio Manager's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds. As an index fund, the Fund will seek to match the performance of the S&P 500 even when the value of the S&P 500 is falling.


----------
(1) "Standard & Poor's(R)" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by Liberty Funds Distributor, Inc. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of Standard & Poor's.

THE FUNDS  LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES


Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Tracking Error Risk. There are several reasons that the Fund's performance may not track the performance of the S&P 500 exactly:

         - Unlike the S&P 500, the Fund incurs administrative expenses and transaction costs in trading stocks.

         - The composition of the S&P 500 and the stocks held by the Fund may occasionally diverge.

The timing and magnitude of cash inflows from investors buying shares could create large balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require large ready reserves of uninvested cash. Either situation would likely cause the Fund's performance to deviate from the "fully invested" S&P 500.

Futures and Options Risk. Risks associated with derivatives include but are not limited to:

         - the risk that the derivative will not correlate well with the security for which it is acting as a substitute;

         - the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

         - the risk that the Fund cannot sell the derivative because of an illiquid secondary market.

If the Fund invests in futures contracts and options on futures contracts for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS  LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's performance by illustrating the Fund's calendar year total returns for its Class B shares. The performance table following the bar chart shows how the Fund's average annual returns for Class B shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large capitalization U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.

CALENDAR YEAR TOTAL RETURNS (CLASS B)

[BAR CHART]

YEAR          ALL-STAR EQUITY FUND
2001              -12.07%

For period shown in bar chart:          Best quarter:  4th quarter 2001, +10.50%
                                       Worst quarter:  3rd quarter 2001, -14.61%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001

                              INCEPTION      1 YEAR         LIFE OF THE
                                DATE                           FUND
Class B(%)                     5/30/00       -12.07          -10.86
-------------------------------------------------------------------------
S&P 500 Index(%)                 N/A         -11.88          -11.49(9)

(9)  Performance information is from May 31, 2000.

                   LIBERTY SELECT VALUE FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund invests, under normal market conditions, primarily in mid-capitalization stocks.

In managing the Fund, Colonial uses a value investing strategy that focuses on buying stocks cheaply when they are undervalued or "out of favor." Colonial buys stocks that have attractive current prices, consistent operating performance and/or favorable future growth prospects. Colonial's strategy uses fundamental business and financial analyses.

The Fund compares its performance to other similarly managed mutual funds as determined by Morningstar, Inc. (Morningstar). For performance comparison purposes, Morningstar places an equity fund in one of nine "categories" based upon guidelines established by Morningstar that examine both a fund's investment methodology and the size of the companies in which the fund invests. Colonial generally manages the Fund in accordance with the Morningstar guidelines for a "Mid Cap Value" fund. See Appendix A for a description of the Morningstar categories.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that Colonial's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

The securities issued by mid-cap companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in Colonial's opinion, undervalued. If Colonial's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value Colonial has placed on it.

THE FUNDS  LIBERTY SELECT VALUE FUND, VARIABLE SERIES


Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS  LIBERTY SELECT VALUE FUND, VARIABLE SERIES


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's performance by illustrating the Fund's calendar year total returns for its Class B shares. The performance table following the bar chart shows how the Fund's average annual returns for Class B shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Standard & Poor's Midcap 400 Index (S&P 400 Index), an unmanaged index that tracks the performance of middle-capitalization U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.

CALENDAR YEAR TOTAL RETURNS (CLASS B)

[BAR CHART]

YEAR          ALL-STAR EQUITY FUND
2001                3.47%

For period shown in bar chart:          Best quarter:  4th quarter 2001, +12.76%
                                       Worst quarter:  3rd quarter 2001, -13.83%


AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001

                                 INCEPTION      1 YEAR        LIFE OF THE
                                   DATE                           FUND

Class B(%)                        5/30/00         3.47          9.32
--------------------------------------------------------------------------------
S&P 400 Index(%)                    N/A          -0.62          5.43(10)

(10)   Performance information is from May 31, 2000.

                       NEWPORT TIGER FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies located in the ten Tiger countries of Asia. The Tigers of Asia are Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, India, Indonesia, the People's Republic of China and the Philippines. In selecting investments for the Fund, Newport typically purchases stocks of quality growth companies.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that Newport's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

THE FUNDS  NEWPORT TIGER FUND, VARIABLE SERIES


Because the Fund's investments are concentrated in the ten Tiger countries of Asia, the Fund is particularly susceptible to regional risks. Events in any one Tiger country may impact the other countries or the Asian region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which may result in greater losses and volatility.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS  NEWPORT TIGER FUND, VARIABLE SERIES


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class B shares. The performance table following the bar chart shows how the Fund's average annual returns for Class B shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Morgan Stanley Capital International EAFE (GDP) Index (MSCI EAFE (GDP) Index), an unmanaged index that tracks the performance of equity securities of developed countries outside North America, including Hong Kong and Singapore and is weighted against the Gross Domestic Product. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in the Lipper Pacific Region - Annuities Funds Category (Lipper Average), as calculated by Lipper, Inc. This category is composed of funds with investment objectives similar to those of the Fund that are options under VA contracts or VLI policies. Sales charges are not reflected in the Lipper Average.

CALENDAR YEAR TOTAL RETURNS (CLASS B)(11)

[BAR CHART]

YEAR

1996               11.73%
1997              -31.14%
1998               -6.43%
1999               68.01%
2000              -15.27%
2001              -16.66%

For period shown in bar chart:          Best quarter:  4th quarter 1998, +37.93%
                                       Worst quarter:  2nd quarter 1998, -28.81%


AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001

                                   1 YEAR          5 YEARS        LIFE OF THE
                                                                      FUND

Class B (%)                        -16.66           -5.23(11)      -0.27(11)
--------------------------------------------------------------------------------
MSCI EAFE (GDP) Index (%)          -22.20            2.90           4.00(12)
--------------------------------------------------------------------------------
Lipper Average (%)                 -20.80           -7.94          -6.69(12)

(11) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on May 1, 1995, and Class B shares were initially offered on June 1, 2000.

(12) Performance information is from April 30, 1995.

                         TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES
--------------------------------------------------------------------------------
The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR:  LIBERTY ADVISORY SERVICES CORP.
--------------------------------------------------------------------------------
LASC, located at One Financial Center, Boston, Massachusetts 02111, is the Funds' investment advisor. LASC is an indirect wholly owned subsidiary of FleetBoston Financial Corporation (FleetBoston). LASC has been an investment advisor since 1993. As of March 31, 2002, LASC managed over $855.4 million in assets. LASC designates the Funds' Sub-Advisors, evaluates and monitors Sub-Advisors' performance and investment programs and recommends to the Board of Trustees whether Sub-Advisors' contracts should be continued or modified and the addition or deletion of Sub-Advisors. LASC also has the responsibility of administering the Trust's operations, which it may delegate, at its own expense, to certain affiliates. LASC has delegated its administrative responsibilities to Colonial in accordance with this authority.

For the 2001 fiscal year, aggregate advisory fees paid to LASC by the Funds amounted to the following annual rates of the average daily net assets of each specified Fund:

         Colonial High Yield Securities Fund, Variable Series          0.60%
         Colonial Strategic Income Fund, Variable Series               0.65%
         Colonial U.S. Growth & Income Fund, Variable Series           0.80%
         Liberty All-Star Equity Fund, Variable Series                 0.80%
         Liberty S&P 500 Index Fund, Variable Series                   0.40%
         Liberty Select Value Fund, Variable Series                    0.70%
         Newport Tiger Fund, Variable Series                           0.90%


INVESTMENT SUB-ADVISORS AND PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
The Sub-Advisors manage the assets of the Funds under the supervision of LASC and the Board of Trustees. Each Sub-Advisor determines which securities and other instruments are purchased and sold for the Fund(s) it sub-advises. Each Sub-Advisor is an indirect wholly owned subsidiary of FleetBoston.


COLONIAL

Colonial, an investment advisor since 1931, is the Sub-Advisor of each of the High Yield Fund, Strategic Income Fund, U.S. Growth & Income Fund, S&P 500 Fund and Select Value Fund. Colonial's principal business address is One Financial Center, Boston, Massachusetts 02111. As of March 31, 2002, Colonial managed over $14.5 billion in assets.

LASC, out of the management fees it receives from the Funds, pays Colonial sub-advisory fees at the following annual rates of the average daily net assets of each specified Fund:

         Colonial High Yield Securities Fund, Variable Series          0.40%
         Colonial Strategic Income Fund, Variable Series               0.45%
         Colonial U.S. Growth & Income Fund, Variable Series           0.60%
         Liberty S&P 500 Index Fund, Variable Series                   0.20%
         Liberty Select Value Fund, Variable Series                    0.50%

Colonial also provides transfer agency, pricing and record keeping services for the Funds under separate agreements.

TRUST MANAGEMENT ORGANIZATIONS


SCOTT B. RICHARDS, a senior vice president of Colonial, has managed or co-managed the High Yield Fund since May, 1999. Prior to joining Colonial he was employed with State Street Research & Management Company as a vice president and a portfolio manager from January, 1994 to May, 1999.

DANIEL K. CANTOR, CFA, a senior vice president of Colonial, has co-managed the Select Value Fund since August, 2000. Mr. Cantor has managed or co-managed various other funds for Stein Roe & Farnham Incorporated (Stein Roe), an affiliate of Colonial, since 1994 and was a senior equity analyst for Stein Roe from 1985 through 1994.

JEFFREY C. KINZEL, CFA, a senior vice president of Colonial, has co-managed the Select Value Fund since August, 2000. Mr. Kinzel has been a portfolio manager for Stein Roe since 1996 and was an analyst for Stein Roe from 1991 through 1999.

LAURA A. OSTRANDER, a senior vice president of Colonial, has managed or co-managed the Strategic Income Fund since September, 2000 and has managed various other Colonial funds since December, 1996. Prior to joining Colonial, Ms. Ostrander was a portfolio manager with American Express Financial Advisers from July, 1994 to November, 1996.

HARVEY B. HIRSCHHORN, a senior vice president of Colonial, has co-managed the U.S. Growth & Income Fund since August, 2000. Mr. Hirschhorn has been affiliated with and has managed various other funds for Stein Roe, an affiliate of Colonial, since 1973.

SCOTT SCHERMERHORN, a senior vice president of Colonial, has co-managed the U.S. Growth & Income Fund since August, 2000. He has managed various other funds for Colonial since October, 1998. Prior to joining Colonial, Mr. Schermerhorn was the head of the value team at Federated Investors from May, 1996 to October, 1998 where he managed the American Leader Fund, Federated Stock Trust and Federated Stock and Bond Fund as well as other institutional accounts.

Colonial will use Newport's trading facilities when buying or selling foreign securities for the Funds' portfolios. Newport executes all trades under its own procedures.

Colonial's investment advisory business is part of a larger organization known as Columbia Management Group, Inc. (Columbia Management). Columbia Management is a wholly owned subsidiary of FleetBoston and includes several separate legal entities. Colonial and these other legal entities are managed by a single management team. These Columbia Management entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Fund. Colonial is a registered investment advisor.


SSGA FUNDS MANAGEMENT, INC.

SSgA Funds Management, Inc. (SSgA FM), the registered investment advisor of State Street Corporation, is the Portfolio Manager to the S&P 500 Fund.

Out of the management fees it receives from LASC, Colonial pays SSgA FM a fee at the annual rate of $25,000 on average daily net assets up to $50 million and 0.05% on average daily net assets thereafter.

TOM O'BRIEN, a principal of SSgA FM, has managed the S&P 500 Fund since its inception in May, 2000. A more complete description of SSgA FM is included in the Statement of Additional Information.


LAMCO AND LAMCO'S PORTFOLIO MANAGERS

LAMCO, an investment advisor since 1985, is the Sub-Advisor of the All-Star Equity Fund. LAMCO's principal address is One Financial Center, Boston, Massachusetts 02111. As of March 31, 2002, LAMCO managed over $1.33 billion in assets.

LASC, out of the management fees it receives from the Trust, pays LAMCO a sub-advisory fee at the annual rate of 0.60% of the average daily net assets of the All-Star Equity Fund.

TRUST MANAGEMENT ORGANIZATIONS


LAMCO is a manager of other investment managers which LAMCO recommends to the Board of Trustees for appointment pursuant to portfolio management agreements among the Trust, LAMCO and the Portfolio Managers. The management agreements permit each Portfolio Manager to have full investment discretion and authority over investment of a portion of the Fund's assets.

Out of the management fees it receives from LASC, LAMCO pays each Portfolio Manager a fee at the annual rate of 0.30% of the average daily net assets of the portion of the Fund's assets assigned to that Portfolio Manager.

No one individual at LAMCO is responsible for LAMCO's investment management of the All-Star Equity Fund. The following individuals who work for the indicated Portfolio Managers each manage a portion of All-Star Equity Fund's assets:

- FRANK MASTRAPASQUA, Ph.D., Chairman and Chief Executive Officer of Mastrapasqua & Associates, and THOMAS A. TRANTUM, CFA, President of Mastrapasqua & Associates

-        JOHN LINDENTHAL, Managing Director of Oppenheimer Capital

- MARK DONOVAN, Chairman, Equity Strategy Committee, of Boston Partners Asset Management, L.P.

- ARNOLD C. SCHNEIDER III, President and Chief Investment Officer of Schneider Capital Management Corporation

-        GLEN E. BICKERSTAFF, Managing Director - U.S. Equities; BRIAN M.
         BEITNER, CFA and Managing Director - U.S. Equities and Director of U.S. Equities Research; LEIGH R. CRAWFORD, Managing Director - U.S. Equities of TCW Investment Management Company

A more complete description of each Portfolio Manager is included in the Statement of Additional Information. The Trust and LAMCO have received an exemptive order from the Securities and Exchange Commission that permits the All-Star Equity Fund to change Portfolio Managers without a vote of the shareholders. Information regarding any new Portfolio Manager is sent to holders of VA contracts and VLI policies within 90 days following the effective date of the change.


NEWPORT

Newport, an investment advisor since 1987, is the Sub-Advisor of the Tiger Fund. Newport's principal address is 580 California Street, Suite 1960, San Francisco, California 94104. As of March 31, 2002, Newport managed over $935 million in assets.

LASC, out of the management fees it receives from the Trust, pays Newport a sub-advisory fee at the annual rate of 0.70% of the average daily net assets of the Tiger Fund.

LYNDA COUCH, a managing director of Newport and Newport Pacific, has managed or co-managed the Tiger Fund since May, 1999. Ms. Couch has managed various other Newport Funds since April, 1995. Ms. Couch has been an officer of Newport and Newport Pacific since 1994.


AFFILIATED BROKER/DEALER

Colonial may use the services of AlphaTrade Inc., an affiliated broker-dealer, when buying or selling equity securities for a Fund's portfolio, pursuant to procedures adopted by the Board of Trustees.

TRUST MANAGEMENT ORGANIZATIONS


RULE 12b-1 PLAN
--------------------------------------------------------------------------------
The Funds have adopted a plan under Rule 12b-1 that permits them to pay LFD marketing and other fees to support the sale and distribution of Class B shares. The annual distribution fee may equal up to 0.25% of average daily net assets for Class B shares. Distribution fees are paid out of the assets attributable to the Class B shares. LFD has voluntarily agreed to reimburse the distribution fee to the extent necessary to limit the Class B expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses, incurred by each of the following Funds to the following annual rates (as a percentage of Class B's average daily net assets):

U.S. Growth Fund:                                1.00%
Strategic Income Fund:                           1.00%
All-Star Equity Fund:                            1.00%
High Yield Fund:                                 0.95%
Select Value Fund                                1.10%
S&P 500 Fund                                     0.75%

If, after reimbursing the distribution fee, Class B expenses are above the expense limit, LASC will then reimburse other Fund expenses for both Class A and Class B to the extent necessary to reach the expense limit.

Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges.

MIXED AND SHARED FUNDING
--------------------------------------------------------------------------------
As described above, the Funds serve as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may, from time to time, become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                      OTHER INVESTMENT STRATEGIES AND RISKS

Each Fund's principal investment strategies and their associated risks are described under "The Funds - Principal Investment Strategies" and "The Funds - Principal Investment Risks." In seeking to meet their investment goals, the Funds may also invest in other securities and use certain other investment techniques. These securities and investment techniques offer opportunities and carry various risks. The Funds may elect not to buy any of these securities or use any of these techniques unless they believe that doing so will help them achieve their investment goals. The Funds may not always achieve their investment goals. Additional information about the Funds' securities and investment techniques, as well as the Funds' fundamental and non-fundamental investment policies, is contained in the Statement of Additional Information.

This section describes other investments the Funds may make and the risks associated with them. In seeking to achieve their investment goals, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). Except as otherwise noted, approval by a Fund's shareholders is not required to modify or change a Fund's investment goals or any of its investment strategies.

U.S. GOVERNMENT SECURITIES
--------------------------------------------------------------------------------
(Strategic Income Fund) The Fund will invest in U.S. government securities, including U.S. Treasuries and securities of various U.S. government agencies. Agency securities include mortgage-backed securities, which represent interests in pools of mortgages. The Fund has flexibility to vary its allocation among different types of U.S. government securities based upon Colonial's judgment of which types of securities will outperform others. In selecting investments for the Fund, Colonial considers a security's expected income, together with its potential to rise or fall in price.

STRUCTURE RISK
--------------------------------------------------------------------------------
(Strategic Income Fund, U.S. Growth & Income Fund, High Yield Fund) Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in mortgage-backed securities and asset-backed securities. Prepayment risk is the possibility that asset-backed securities may be prepaid if the underlying debt securities are prepaid. Prepayment risk for mortgage-backed securities is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed securities and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, these securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of these securities may be difficult to predict and result in greater volatility.

ZERO COUPON BONDS
--------------------------------------------------------------------------------
(Strategic Income Fund, High Yield Fund) Zero coupon bonds do not pay interest in cash on a current basis, but instead accrue interest over the life of the bond. As a result, these securities are issued at a deep discount. The value of these securities may fluctuate more than the value of similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest accrued on these securities is reported as income to a Fund and distributed to its shareholders.

CONVERTIBLE SECURITIES
--------------------------------------------------------------------------------
(U.S. Growth & Income Fund, High Yield Fund) Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stocks at a specified price or conversion ratio. The risk of investing in convertible securities, in addition to issuer risk and interest rate risk, is that the value of the underlying securities will fluctuate.

OTHER INVESTMENT STRATEGIES AND RISKS


DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
(All Funds) A Fund may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. A Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

ADDITIONAL EQUITY RISK
--------------------------------------------------------------------------------
(All Funds) The Funds may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. An investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

PRICING RISK
--------------------------------------------------------------------------------
(All Funds) The Funds' securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that a Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If a Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If a Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.

EARLY CLOSING RISK
--------------------------------------------------------------------------------
(All Funds) The normal close of trading of securities listed on the NASDAQ National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
At times, with the exception of the All-Star Equity Fund, each Fund's Sub-Advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit.

(High Yield Fund) If necessary, the Fund has the ability to invest 100% of its assets in higher-rated securities, if, in Colonial's opinion, economic conditions create a situation where yield spreads narrow between lower- and higher-rated securities.

Taking a temporary defensive position may prevent a Fund from achieving its investment goals.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years (or shorter period if a Fund commenced operations less than five years ago), which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the Funds' financial statements, are included in the Funds' annual report. You can request a free annual report by writing LFD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.


COLONIAL HIGH YIELD SECURITIES FUND, VARIABLE SERIES

                                                                              Year ended     Period ended
                                                                             December 31,    December 31,
                                                                                 2001          2000(a)

                                                                               Class B          Class B
                                                                               -------          -------
Net asset value, Beginning of period ($)                                        7.42             8.64
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income(b)                                                        0.74(c)          0.48
-----------------------------------------------------------------------------------------------------------
Net realized and unrealized loss on investments and foreign currency           (0.96)(c)        (0.91)
-----------------------------------------------------------------------------------------------------------
Total from Investment Operations                                               (0.22)           (0.43)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                                     (0.66)           (0.75)
-----------------------------------------------------------------------------------------------------------
In excess of net investment income                                               ---            (0.02)
-----------------------------------------------------------------------------------------------------------
Return of capital                                                              (0.04)           (0.02)
-----------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                                   (0.70)           (0.79)
-----------------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                                              6.50             7.42
-----------------------------------------------------------------------------------------------------------
Total return (%)(d)(e)(f)                                                      (2.96)           (4.96)(g)
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses(h)                                                                     0.95             0.95(i)
-----------------------------------------------------------------------------------------------------------
Net investment income(h)                                                       10.19(c)          9.88(i)
-----------------------------------------------------------------------------------------------------------
Waiver/reimbursement                                                            0.23             0.24(i)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                       54               35
-----------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                                          8,716            1,199

(a)      Class B shares were initially offered on June 1, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change, for the year ended December 31, 2001, was to increase net investment income per share by $0.05, decrease net realized and unrealized gain/loss per share by $0.05 and increase the ratio of net investment income to average net assets from 9.47% to 10.19%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(d)      Total return at net asset value assuming all distributions reinvested.

(e) Had the distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(g)      Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(i)      Annualized.

FINANCIAL HIGHLIGHTS


COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

                                                              Year ended       Period ended
                                                             December 31,      December 31,
                                                                 2001            2000(a)

                                                               Class B           Class B
                                                               -------           -------
Net asset value, Beginning of period ($)                         9.41             10.24
---------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income(b)                                         0.79(c)           0.56
---------------------------------------------------------------------------------------------
Net realized and unrealized loss on investments                 (0.46)(c)         (0.37)
---------------------------------------------------------------------------------------------
Total from Investment Operations                                 0.33              0.19
---------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                      (0.81)            (0.99)
---------------------------------------------------------------------------------------------
Return of capital                                               (0.02)            (0.03)
---------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                    (0.83)            (1.02)
---------------------------------------------------------------------------------------------
Net asset value, End of period ($)                               8.91              9.41
---------------------------------------------------------------------------------------------
Total return (%)(d)(e)(f)                                        3.54              1.92(g)
---------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses(h)                                                      1.00              1.00(i)
---------------------------------------------------------------------------------------------
Net investment income(h)                                         8.27(c)           9.39(i)
---------------------------------------------------------------------------------------------
Waiver/reimbursement                                             0.10              0.03(i)
---------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                        62                31
---------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                          19,481             3,579

(a)      Class B shares were initially offered on June 1, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.03, decrease net realized and unrealized loss per share by $0.03 and decrease the ratio of net investment income to average net assets from 8.55% to 8.27%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(d)      Total return at net asset value assuming all distributions reinvested.

(e) Had the distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(g)      Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(i)      Annualized.

FINANCIAL HIGHLIGHTS


COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES

                                                                  Year ended          Period ended
                                                                 December 31,         December 31,
                                                                     2001               2000(a)

                                                                   Class B               Class B
                                                                   -------               -------
Net asset value, Beginning of period ($)                            18.26                 19.82
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income(b)                                             0.15                  0.08
------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments              (0.35)                 0.65
------------------------------------------------------------------------------------------------------
Total from Investment Operations                                    (0.20)                 0.73
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                          (0.15)                (0.17)
------------------------------------------------------------------------------------------------------
In excess of net investment income                                    ---                   ---(c)
------------------------------------------------------------------------------------------------------
From net realized capital gains                                     (2.34)                (2.12)
------------------------------------------------------------------------------------------------------
Return of capital                                                   (0.04)                  ---
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                        (2.53)                (2.29)
------------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                                  15.53                 18.26
------------------------------------------------------------------------------------------------------
Total return (%)(d)(e)(f)                                           (0.65)                 3.64(g)
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses(h)                                                          1.00                  1.00(i)
------------------------------------------------------------------------------------------------------
Net investment income(h)                                             0.88                  0.71(i)
------------------------------------------------------------------------------------------------------
Waiver/reimbursement                                                 0.21                  0.13(i)
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                            53                   120
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                              25,742                 4,318

(a)      Class B shares were initially offered on June 1, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c)      Rounds to less than $0.01.

(d)      Total return at net asset value assuming all distributions reinvested.

(e) Had the manager and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(g)      Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(i)      Annualized.

FINANCIAL HIGHLIGHTS


LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

                                                                             Year ended        Period ended
                                                                            December 31,       December 31,
                                                                                2001             2000(a)

                                                                              Class B            Class B
                                                                              -------            -------
Net asset value, Beginning of period ($)                                       12.42              12.97
-------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income(b)                                                        0.03               0.05
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                         (1.66)              0.24
-------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                               (1.63)              0.29
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                                     (0.03)             (0.05)
-------------------------------------------------------------------------------------------------------------
From net realized gains                                                        (0.23)             (0.79)
-------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                                   (0.26)             (0.84)
-------------------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                                             10.53              12.42
-------------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)(e)                                                     (12.82)              2.17(f)
-------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses(g)                                                                     1.00               1.00(h)
-------------------------------------------------------------------------------------------------------------
Net investment income(g)                                                        0.26               0.63(h)
-------------------------------------------------------------------------------------------------------------
Waiver/reimbursement                                                            0.25               0.45(h)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                       62                 97
-------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                                          4,382              2,727

(a)      Class B shares were initially offered on June 1, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c)      Total return at net asset value assuming all distributions reinvested.

(d) Had the manager and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f)      Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(h)      Annualized.

FINANCIAL HIGHLIGHTS


LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES

                                                                            Year ended       Period ended
                                                                           December 31,      December 31,
                                                                               2001            2000(a)

                                                                              Class B           Class B
                                                                              -------           -------
Net asset value, Beginning of period ($)                                       11.31             12.00
------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income(b)                                                        0.07              0.07
------------------------------------------------------------------------------------------------------------
Net realized and unrealized loss on investments
   and futures contracts                                                       (1.43)            (0.70)
------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                               (1.36)            (0.63)
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                                     (0.06)            (0.06)
------------------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                                              9.89             11.31
------------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)(e)                                                     (12.07)            (5.29)(f)
------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses(g)                                                                     0.75              0.75(h)
------------------------------------------------------------------------------------------------------------
Net investment income(g)                                                        0.72              0.89(h)
------------------------------------------------------------------------------------------------------------
Waiver/reimbursement                                                            0.53              0.61(h)
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                        7                 2(f)
------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                                         28,835            12,098

(a) For the period from commencement of operations on May 30, 2000 to December 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c)      Total return at net asset value assuming all distributions reinvested.

(d) Had the manager and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Total return figures do not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f)      Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(h)      Annualized.

FINANCIAL HIGHLIGHTS


LIBERTY SELECT VALUE FUND, VARIABLE SERIES

                                                                      Year ended           Period ended
                                                                     December 31,          December 31,
                                                                        2001                 2000(a)

                                                                       Class B               Class B
                                                                       -------               -------
Net asset value, Beginning of period ($)                                13.24                 12.00
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income(b)                                                 0.05                  0.09
---------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                          0.41                  1.28
---------------------------------------------------------------------------------------------------------
Total from Investment Operations                                         0.46                  1.37
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                              (0.03)                (0.07)
---------------------------------------------------------------------------------------------------------
From net realized capital gains                                         (0.02)                  ---(c)
---------------------------------------------------------------------------------------------------------
Return of capital                                                         ---                 (0.06)
---------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                            (0.05)                (0.13)
---------------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                                      13.65                 13.24
---------------------------------------------------------------------------------------------------------
Total return (%)(d)(e)(f)                                                3.47                 11.38(g)
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses(h)                                                              1.10                  1.10(i)
---------------------------------------------------------------------------------------------------------
Net investment income(h)                                                 0.34                  1.13(i)
---------------------------------------------------------------------------------------------------------
Waiver/reimbursement                                                     0.73                  1.56(i)
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                15                    26(g)
---------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                                  16,886                 3,762

(a) For the period from commencement of operations on May 30, 2000 to December 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c)      Rounds to less than $0.01.

(d)      Total return at net asset value assuming all distributions reinvested.

(e) Had the distributor and the manager not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) Total return figures do not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(g)      Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(i)      Annualized.

FINANCIAL HIGHLIGHTS


NEWPORT TIGER FUND, VARIABLE SERIES

                                                                Year ended          Period ended
                                                               December 31,         December 31,
                                                                   2001               2000(a)

                                                                  Class B             Class B
                                                                  -------             -------
Net asset value, Beginning of period ($)                           2.19                 2.35
--------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income(b)                                           0.01                  ---(c)
--------------------------------------------------------------------------------------------------
Net realized and unrealized loss on investments
    and foreign currency                                          (0.37)               (0.14)
--------------------------------------------------------------------------------------------------
Total from Investment Operations                                  (0.36)               (0.14)
--------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                        (0.02)               (0.02)
--------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                                 1.81                 2.19
--------------------------------------------------------------------------------------------------
Total return (%)(d)(e)                                           (16.66)               (5.94)(f)
--------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses(g)                                                        1.56                 1.47(h)
--------------------------------------------------------------------------------------------------
Net investment income(g)                                           0.74                 0.11(h)
--------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                          24                   22
--------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                             2,232                  644

(a)      Class B shares were initially offered on June 1, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c)      Rounds to less than $0.01.

(d)      Total return at net asset value assuming all distributions reinvested.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f)      Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(h)      Annualized.

                             SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS

The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Funds issue and redeem shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.


HOW THE FUNDS CALCULATE NET ASSET VALUE

Each share price is its net asset value next determined. Each Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

To calculate the net asset value on a given day, the Funds value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Funds value the security at the most recent quoted bid price. The Funds value each over-the-counter security or NASDAQ National Market System security as of the last sales price for that day. The Funds value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

The Funds value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when the Funds determine that the sale or bid price of the security does not reflect that security's market value, the Funds will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

The Funds may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. A Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of a Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.


DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

SHAREHOLDER INFORMATION


TAX CONSEQUENCES

Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the Code). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.


OTHER CLASS OF SHARES

The Funds also offer an additional class of shares, Class A shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

                                   APPENDIX A

                             MORNINGSTAR CATEGORIES

In an effort to distinguish funds by what they own, as well as by their prospectus objectives and styles, Morningstar developed the Morningstar categories. While the prospectus objective identifies a fund's investment goals based on the wording in the fund prospectus, the Morningstar category identifies funds based on their actual investment styles as measured by their underlying portfolio holdings (portfolio statistics and compositions over the past three years). Morningstar may change a fund's category assignment from time to time.

Morningstar places domestic equity funds in a category based on the style and size of the stocks they typically own. The style and size parameters are based on the divisions used in the investment style box: Value, Blend, or Growth style and Small, Middle, or Large median market capitalization (see "Morningstar Style Box" below for more details on style methodology). By reviewing their investment style over the past three years, Morningstar places domestic equity funds in one of the following nine categories: Large Growth, Large Blend, Large Value, Mid-Cap Growth, Mid-Cap Blend, Mid-Cap Value, Small Growth, Small Blend, and Small Value. Morningstar also includes several other domestic equity categories, including: Specialty Health Care, Specialty Technology, Specialty Utilities, Specialty Communications, Specialty Financials, Specialty Real Estate, Specialty Natural Resources, Convertible Bond, and Domestic Hybrid.


                              MORNINGSTAR STYLE BOX

The style box is a snapshot in time. It identifies the fund's investment style as of a particular date. The Morningstar category is based on style box information from the trailing 36 months. It provides a general picture of the fund's investment style over the past three years.

The Morningstar equity style box is a nine-box matrix that displays both the fund's investment methodology and the size of the companies in which it invests. Set forth below is the nine-box matrix.

         VALUE   BLEND   GROWTH

           1       2       3       LARGE
           4       5       6       MID-CAP
           7       8       9       SMALL


The equity style box for domestic stock funds comprises two components: MARKET CAPITALIZATION on the vertical axis and VALUATION on the horizontal axis.

MARKET CAPITALIZATION: Morningstar ties market cap to the relative movements of the market. The top 5% of the 5000 largest domestic stocks in Morningstar's equity database are classified as large-cap, the next 15% of the 5000 are mid-cap, and the remaining 80% (as well as companies that fall outside the largest 5000) are small-cap.

Morningstar then determines a fund's market cap by ranking the stocks in a fund's portfolio from the largest market-capitalized stock to the smallest, and then calculating the average weighted market capitalization of the stocks in the middle quintile (middle 40th percentile to 60th percentile) of the portfolio. After a fund's market cap has been determined, Morningstar places the fund in the large-cap, mid-cap or small-cap group noted above.

APPENDIX A


VALUATION: Morningstar categorizes funds by comparing the stocks in their portfolios with the most relevant of the three market cap groups. Specifically, each stock in Morningstar's equities database receives a price-to-earnings (P/E) score and a price-to-book (P/B) score. This is derived by dividing each stock's P/E and P/B by the asset-weighted median P/E and asset-weighted median P/B, respectively, of the stock's market cap group. For example, to calculate the asset-weighted median P/E, Morningstar first ranks the P/E ratios of the stocks in each market-cap group from highest to lowest, then counts down by their market caps until it reaches the 50th percentile of that market-cap group. The P/E ratio attached to that stock is the asset-weighted median P/E. Morningstar does the same to find the asset-weighted median P/B. Next, Morningstar calculates the P/E style box score and the P/B style box score for each fund by ranking the stocks in a fund's portfolio by their P/E scores and P/B scores, respectively, and then calculating an average weighted P/E score and an average weighted P/B score from the stocks in the middle quintile of each fund's portfolio. These average weighted scores are the P/E style box score and the P/B style box score of the fund's portfolio.

For each measure, 1.00 represents the market-cap group average. If the fund has a P/E style box score + P/B style box score that exceeds 2.25, the fund is categorized as growth. If the combined score falls below 1.75, the fund is categorized as value. Finally, if the score is between 1.75 and 2.25, the fund is categorized as blend.

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA  02111-2621
1-800-426-3750
www.libertyfunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Variable Investment Trust: 811-07556

Colonial High Yield Securities Fund, Variable Series
Colonial Strategic Income Fund, Variable Series
Colonial U.S. Growth & Income Fund, Variable Series
Liberty All-Star Equity Fund, Variable Series
Liberty S&P 500 Index Fund, Variable Series
Liberty Select Value Fund, Variable Series
Newport Tiger Fund, Variable Series



                           [LIBERTY FUNDS LETTERHEAD]

                        LIBERTY VARIABLE INVESTMENT TRUST

PROSPECTUS DATED MAY 1, 2002

Colonial High Yield Securities Fund, Variable Series
Colonial Small Cap Value Fund, Variable Series
Colonial Strategic Income Fund, Variable Series
Colonial U.S. Growth & Income Fund, Variable Series
Liberty All-Star Equity Fund, Variable Series
Liberty Value Fund, Variable Series
Stein Roe Global Utilities Fund, Variable Series

CLASS A SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                     * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                     * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

-----------------------------
Not FDIC    May Lose Value
           ------------------
Insured     No Bank Guarantee
-----------------------------

                                TABLE OF CONTENTS

THE TRUST                                                                                                     3
---------------------------------------------------------------------------------------------------------------

THE FUNDS                                                                                                     4
---------------------------------------------------------------------------------------------------------------

Defining Capitalization.....................................................................................  4
Each of these sections discusses the following topics:
Investment Goals, Principal Investment Strategies,
Principal Investment Risks and Performance History
Colonial High Yield Securities Fund, Variable Series........................................................  5
Colonial Small Cap Value Fund, Variable Series..............................................................  8
Colonial Strategic Income Fund, Variable Series............................................................. 11
Colonial U.S. Growth & Income Fund, Variable Series......................................................... 14
Liberty All-Star Equity Fund, Variable Series............................................................... 17
Liberty Value Fund, Variable Series......................................................................... 20
Stein Roe Global Utilities Fund, Variable Series............................................................ 23

TRUST MANAGEMENT ORGANIZATIONS                                                                               26
---------------------------------------------------------------------------------------------------------------

The Trustees................................................................................................ 26
Investment Advisor:  Liberty Advisory Services Corp......................................................... 26
Investment Sub-Advisors and Portfolio Managers.............................................................. 26
Mixed and Shared Funding.................................................................................... 29

OTHER INVESTMENT STRATEGIES AND RISKS                                                                        30
---------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS                                                                                         32
---------------------------------------------------------------------------------------------------------------

SHAREHOLDER INFORMATION                                                                                      39
---------------------------------------------------------------------------------------------------------------

Purchases and Redemptions................................................................................... 39
How the Funds Calculate Net Asset Value..................................................................... 39
Dividends and Distributions................................................................................. 39
Tax Consequences............................................................................................ 40
Other Class of Shares....................................................................................... 40

APPENDIX A                                                                                                   41
---------------------------------------------------------------------------------------------------------------

                                    THE TRUST

Liberty Variable Investment Trust (Trust) includes seventeen separate mutual funds (Funds), each with its own investment goals and strategies. This Prospectus contains information about seven of the Funds in the Trust. Liberty Advisory Services Corp. (LASC) is the investment advisor to each Fund. LASC has appointed an investment sub-advisor (Sub-Advisor) for each Fund. All of the Sub-Advisors are affiliates of LASC. The Funds have the following Sub-Advisors:

--------------------------------------------------------------------------------------------------------------------------------
                                          FUND                                                           SUB-ADVISOR
--------------------------------------------------------------------------------------------------------------------------------
Colonial High Yield Securities Fund, Variable Series (High Yield Fund)                     Colonial Management Associates, Inc.
Colonial Small Cap Value Fund, Variable Series (Small Cap Fund)                            (Colonial)
Colonial Strategic Income Fund, Variable Series (Strategic Income Fund)
Colonial U.S. Growth & Income Fund, Variable Series (U.S. Growth & Income Fund)
Liberty Value Fund, Variable Series (Value Fund)
--------------------------------------------------------------------------------------------------------------------------------
Liberty All-Star Equity Fund, Variable Series (All-Star Equity Fund)                       Liberty Asset Management Company
                                                                                           (LAMCO)
--------------------------------------------------------------------------------------------------------------------------------
Stein Roe Global Utilities Fund, Variable Series (Global Utilities Fund)                   Stein Roe & Farnham Incorporated
                                                                                           (Stein Roe)
--------------------------------------------------------------------------------------------------------------------------------

Other funds may be added or deleted from time to time. Each Fund offers two classes of shares - Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class A shares.

The Trust's Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by life insurance companies (Participating Insurance Companies). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The principal underwriter of the Funds is Liberty Funds Distributor, Inc. (LFD). LFD is an affiliate of LASC.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy of those prospectuses.

                                    THE FUNDS

DEFINING CAPITALIZATION

A company's market capitalization is simply its stock price multiplied by the number of shares of stock it has outstanding. In the financial markets, companies generally are sorted into one of three capitalization-based categories: large capitalization (large-cap); middle capitalization (mid-cap); or small capitalization (small-cap). In defining a company's market capitalization, the advisor uses capitalization-based categories that are based in part on those of Standard & Poor's Index Services. All market capitalizations are determined at the time of purchase.

LARGE CAPITALIZATION. Large-cap stocks are stocks with market capitalizations greater than $5 billion. In addition, any stock that is represented in the Standard & Poor's 500 Index is considered a large-cap stock.

MIDDLE CAPITALIZATION. Mid-cap stocks are stocks with market capitalizations between $1 billion and the capitalization of the largest stock in the Standard & Poor's MidCap 400 Index (S&P MidCap Index) ($10.4 billion as of December 31,
2001). In addition, any stock that is represented in the S&P MidCap Index is considered a mid-cap stock.

SMALL CAPITALIZATION. Small-cap stocks are stocks with market capitalizations equal to or less than the capitalization of the largest stock in the Standard & Poor's SmallCap 600 Index ($3.8 billion as of December 31, 2001).

              COLONIAL HIGH YIELD SECURITIES FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks high current income and total return.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund pursues its investment goals by investing at least 80% of its net assets (plus any borrowings for investment purposes) in lower-rated corporate debt securities. These securities have the following ratings:

         -        BB through D by Standard & Poor's;

         -        Ba through C by Moody's Investors Service, Inc.;

         - a comparable rating by another nationally recognized rating service; or

         - the security is unrated and Colonial believes it to be comparable in quality to securities having such ratings as noted above.

The Fund also may invest in equity securities to seek capital appreciation. Equity securities include common stocks, preferred stocks, warrants and debt securities convertible into common stocks. Additionally, the Fund may invest in securities issued or guaranteed by foreign governments or foreign companies, including securities issued in emerging market countries.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that Colonial's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and privately issued mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

THE FUNDS  COLONIAL HIGH YIELD SECURITIES FUND, VARIABLE SERIES


Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS  COLONIAL HIGH YIELD SECURITIES FUND, VARIABLE SERIES


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the CS First Boston High Yield Index (CS First Boston Index), a broad-based, unmanaged index that tracks the performance of high yield bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in the Lipper High Current Yield - Annuities Funds Category (Lipper Average), as calculated by Lipper, Inc. This category is composed of funds with investment objectives similar to those of the Fund that are options under VA contracts or VLI policies. Sales charges are not reflected in the Lipper Average.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR GRAPH]

YEAR      HIGH YIELD FUND
1999           1.65%
2000          -6.89%
2001          -2.82%

For period shown in bar chart:           Best quarter:  4th quarter 2001, +6.63%
                                        Worst quarter:  3rd quarter 2001, -7.49%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001

                                            INCEPTION      1 YEAR         LIFE OF THE
                                              DATE                           FUND
Class A (%)                                  5/19/98       -2.82            -2.98
-------------------------------------------------------------------------------------
CS First Boston Index (%)                      N/A          5.78             0.02(1)
-------------------------------------------------------------------------------------
Lipper Average (%)                             N/A          1.08            -2.03(1)


(1)  Performance information is from May 31, 1998

                 COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth by investing primarily in smaller capitalization equities.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization stocks of U.S. companies. The remainder of the Fund's assets may be invested in other stocks, or in bonds that are rated or considered by Colonial to be investment-grade. When purchasing securities for the Fund, Colonial may choose securities of companies it believes are undervalued.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that Colonial's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

THE FUNDS  COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES


Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in Colonial's opinion, undervalued. If Colonial's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value Colonial has placed on it.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS  COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. Beginning in 2002, the Fund's benchmark was changed to the Standard & Poor's SmallCap 600/Barra Value Index (S&P 600/Barra Value Index), an unmanaged index that tracks the performance of value stocks, as determined by low price-to-book ratios included in the Standard & Poor's SmallCap 600 Index. Previously, the Fund's returns were compared to the Russell 2000 Index (Russell 2000 Index), an unmanaged index that tracks the performance of small-capitalization stocks traded on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market System. Colonial believes that the S&P 600/Barra Value Index, because of its greater emphasis on value stocks, more accurately reflects the type of securities in which the Fund invests. The Fund's average annual returns for the one-year and the life of the Fund periods are shown compared to the S&P 600/Barra Value Index, as well as the Fund's previous benchmark, the Russell 2000 Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR GRAPH]

YEAR             SMALL CAP FUND
1999                 6.34%
2000                18.88%
2001                 9.30%

For period shown in bar chart:          Best quarter:  4th quarter 2001, +17.25%
                                       Worst quarter:  1st quarter 1999, -13.27%

Average Annual Total Returns - for periods ended December 31, 2001

                                            INCEPTION      1 YEAR        LIFE OF THE
                                              DATE                           FUND
Class A (%)                                  5/19/98         9.30            5.13
-----------------------------------------------------------------------------------------
S&P 600/Barra Value Index (%)                  N/A          13.10            4.92(2)
-----------------------------------------------------------------------------------------
Russell 2000 Index (%)                         N/A           2.49            1.64(2)

(2)  Performance information is from April 30, 1998

                 COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks current income consistent with prudent risk. The Fund also seeks maximum total return.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund seeks to achieve its investment goals by investing primarily in:

         -        debt securities issued by the U.S. government;

         - debt securities issued by foreign governments and foreign companies including securities issued in emerging market countries; and

         -        lower-rated corporate debt securities.

Colonial allocates the Fund's investments among these types of securities at any given time based on its estimate of the expected performance and risk of each type of investment.

The Fund pursues its investment goals by investing a portion of its assets in lower-rated corporate debt securities. These securities have the following ratings:

         -        BB through D by Standard & Poor's;

         -        Ba through C by Moody's Investors Service, Inc.;

         - a comparable rating by another nationally recognized rating service; or

         - the security is unrated and Colonial believes it to be comparable in quality to securities having such ratings as noted above.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that Colonial's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with comparable funds.

THE FUNDS  COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES


Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and privately issued mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS  COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Lehman Brothers Government/Credit Index (Lehman Government/Credit Index), an unmanaged index that tracks the performance of a selection of U.S. government and investment grade U.S. corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in the Lipper General Bonds - Annuities Funds Category (Lipper Average), as calculated by Lipper, Inc.. This category is composed of funds with investment objectives similar to those of the Fund that are options under VA contracts or VLI policies. Sales charges are not reflected in the Lipper Average.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR GRAPH]

YEAR
1995                 18.30%
1996                  9.83%
1997                  9.11%
1998                  6.03%
1999                  1.78%
2000                  0.16%
2001                  3.68%

For period shown in bar chart:           Best quarter:  1st quarter 1995, +5.62%
                                        Worst quarter:  2nd quarter 2001, -1.56%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001

                                               INCEPTION      1 YEAR       5 YEARS      LIFE OF THE
                                                 DATE                                       FUND
Class A (%)                                     7/5/94         3.68          4.10            6.53
-------------------------------------------------------------------------------------------------------
Lehman Government/Credit Index (%)                N/A          8.50          7.37            7.88(3)
-------------------------------------------------------------------------------------------------------
Lipper Average (%)                                N/A          5.62          5.20            7.00(3)


(3)  Performance information is from June 30, 1994

               COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks long-term growth and income.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. securities, primarily consisting of large-capitalization stocks. Up to 10% of the Fund's assets may be invested in debt securities.

In selecting debt securities for the Fund, Colonial may invest in:

         -        debt securities that are convertible into common stock;

         - corporate debt securities that are rated investment grade by at least two nationally recognized rating organizations (investment grade stocks have a rating of BBB or higher by Standard & Poor's or Baa or higher by Moody's Investors Service, Inc.); and

         -        debt securities issued or guaranteed by the U.S. government.

When purchasing securities for the Fund, Colonial generally chooses securities of companies it believes are undervalued.

The Fund compares its performance to other similarly managed mutual funds as determined by Morningstar, Inc. (Morningstar). For performance comparison purposes, Morningstar places an equity fund in one of nine "categories" based upon guidelines established by Morningstar that examine both a fund's investment methodology and the size of the companies in which the fund invests. Colonial generally manages the Fund in accordance with the Morningstar guidelines for a "Large Cap Value" fund. See Appendix A for a description of the Morningstar categories.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that Colonial's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with comparable funds.

THE FUNDS  COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES


Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and privately issued mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in Colonial's opinion, undervalued. If Colonial's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value Colonial has placed on it.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS  COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large capitalization U.S. common stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR GRAPH]

YEAR     U.S. GROWTH & INCOME FUND
1995                 29.70%
1996                 21.84%
1997                 32.23%
1998                 20.15%
1999                 12.00%
2000                  3.60%
2001                 -0.60%

For period shown in bar chart:          Best quarter:  4th quarter 1998, +21.79%
                                       Worst quarter:  3rd quarter 1998, -14.16%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001

                                            INCEPTION      1 YEAR        5 YEARS        LIFE OF THE
                                              DATE                                          FUND
Class A (%)                                  7/5/94         -0.60         12.88            15.91
-----------------------------------------------------------------------------------------------------
S&P 500 Index (%)                              N/A         -11.88         10.70            15.51(4)

(4)  Performance information is from June 30, 1994

                  LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks total investment return, comprised of long-term capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity related securities, which include common stocks, bonds convertible into stocks, warrants and other rights to purchase stocks.

The Fund's sub-advisor, LAMCO, utilizes a multi-manager concept. LAMCO allocates the Fund's portfolio assets on an approximately equal basis among a number of independent investment management organizations (Portfolio Managers). There are five Portfolio Managers as of the date of this prospectus, each of which employs a different investment style. LAMCO attempts to periodically rebalance the portfolio among the Portfolio Managers so as to maintain an approximately equal allocation of the portfolio among them throughout all market cycles.

In LAMCO's opinion, the multi-manager concept provides advantages over the use of a single manager for the following reasons:

         - Most equity investment management firms consistently employ a distinct investment "style" which causes them to emphasize stocks with particular characteristics;

         - Because of changing investor preferences, any given investment style will move into and out of market favor and will result in better investment performance under certain market conditions, but less successful performance under other conditions;

         - Consequently, by allocating the Fund's portfolio on an approximately equal basis among Portfolio Managers employing different styles, the impact of any one style on investment performance will be diluted, and the investment performance of the total portfolio will tend to be more consistent and less volatile over the long term than if a single style were employed throughout the entire period; and

         - More consistent performance at a given annual rate of return over time produces a higher rate of return for the long term than more volatile performance having the same average of the annual rates of return.

The Fund's current Portfolio Managers and investment styles are as follows:

         - Boston Partners Asset Management, L.P. (Value) - Companies with low price-to-earnings and price-to-book ratios where a catalyst for positive change has been identified.

         - Oppenheimer Capital (Value) - Companies that exhibit the ability to generate excess cash flow while earning high returns on invested capital that trade below their intrinsic value.

         - Schneider Capital Management Corporation (Value) - Companies that are overlooked and undervalued where the firm anticipates a rebound in earnings.

         - Mastrapasqua & Associates (Growth) - Companies whose valuations do not reflect the potential for accelerated earnings and cash flow growth.

         - TCW Investment Management Company (Growth) - Companies that have superior sales growth, leading and/or rising market shares, and high and/or rising profit margins.

THE FUNDS  LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES


LAMCO continuously monitors the performance and investment styles of the Fund's Portfolio Managers and from time to time may recommend changes of Portfolio Managers based on factors such as:

         - A change or departure in a Portfolio Manager's investment style for which it had been selected;

         - A deterioration in a Portfolio Manager's performance relative to that of other investment management firms practicing a similar style; or

         -        Adverse changes in its ownership or personnel.

LAMCO also may recommend Portfolio Manager changes to change the mix of investment styles employed by the Fund's Portfolio Managers. The Board of Trustees must approve all Portfolio Manager changes. LAMCO is also the manager of Liberty All-Star Equity Fund, a multi-managed, closed-end fund. This fund has the same investment goals and investment program as the Fund, and currently has the same Portfolio Managers. LAMCO expects that this fund will make corresponding changes if and when Portfolio Managers are changed in the future.

The Fund will remain substantially fully invested during periods when stock prices generally rise and also during periods when they generally decline. The Fund is intended to be a long-term investment vehicle and is not designed to provide a means of speculating on short-term stock market movements.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the Portfolio Managers' stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the Portfolio Managers' opinion undervalued. If the Portfolio Managers' assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the Portfolio Managers have placed on it.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS  LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Russell 3000 Index (Russell 3000 Index), an unmanaged index that tracks the performance of the 3000 largest U.S. companies based on total market capitalization. The Fund's returns are also compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in the Lipper Growth & Income - Annuities Funds Category (Lipper Average), as calculated by Lipper, Inc. This category is composed of funds with investment objectives similar to those of the Fund that are options under VA contracts or VLI policies. Sales charges are not reflected in the Lipper Average.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR GRAPH]

YEAR          ALL-STATE EQUITY FUND
1998                 18.67%
1999                  8.47%
2000                  6.35%
2001                -12.81%

For period shown in bar chart:          Best quarter:  4th quarter 1998, +18.67%
                                       Worst quarter:  3rd quarter 2001, -18.75%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001

                                            INCEPTION      1 YEAR         LIFE OF THE
                                              DATE                           FUND
Class A (%)                                 11/17/97       -12.81           4.59
-------------------------------------------------------------------------------------
Russell 3000 Index (%)                         N/A         -11.46           5.71(5)
-------------------------------------------------------------------------------------
S&P 500 Index (%)                              N/A         -11.88           5.99(5)
-------------------------------------------------------------------------------------
Lipper Average (%)                             N/A          -7.13           5.44(5)


(5)  Performance information is from November 30, 1997

                       LIBERTY VALUE FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks primarily income and long-term capital growth and, secondarily, preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund invests in both U.S. and foreign common stocks. In selecting stocks for the Fund, Colonial invests primarily in "value" stocks. Colonial generally selects stocks which, when purchased, fall into one of the following categories:

         - Companies whose current business activities provide earnings, dividends or assets that represent above average value;

         - Companies which have a record of consistent earnings growth that may provide above average stability or value in turbulent markets; or

         - Companies with anticipated business growth prospects that represent above average value.

Colonial assesses whether a company's prospects are "above average." Colonial makes this judgment subjectively, based upon available information.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that Colonial's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in Colonial's opinion, undervalued. If Colonial's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value Colonial has placed on it.

THE FUNDS  LIBERTY VALUE FUND, VARIABLE SERIES


Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS  LIBERTY VALUE FUND, VARIABLE SERIES


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large capitalization U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR GRAPH]

YEAR          GROWTH & INCOME FUND
1994                  -0.76%
1995                  30.01%
1996                  17.89%
1997                  28.97%
1998                  11.13%
1999                   5.55%
2000                  16.43%
2001                  -0.18%

For period shown in bar chart:          Best quarter:  4th quarter 1998, +16.92%
                                       Worst quarter:  3rd quarter 1998, -13.57%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001

                                            INCEPTION      1 YEAR       5 YEARS    LIFE OF THE
                                              DATE                                     FUND
Class A (%)                                  7/1/93         -0.18        11.95         12.91
---------------------------------------------------------------------------------------------------
S&P 500 Index (%)                              N/A         -11.88        10.70         13.75(6)

(6)  Performance information is from June 30, 1993

                STEIN ROE GLOBAL UTILITIES FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks current income and long-term growth of capital and income.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. and foreign securities of utility companies. Stein Roe diversifies the Fund's investments among a number of developed countries and market sectors and will have exposure to at least three countries, including the U.S. In selecting investments for the Fund, Stein Roe looks primarily for stocks of larger utility companies with established records.

Utility companies in which the Fund may invest include companies engaged in the manufacture, production, generation, transmission, sale or distribution of electricity, natural gas or other types of energy, or water or other sanitary services. They also include regulated public services such as toll-roads and airports. They also include companies engaged in telecommunications, including telephone, telegraph, satellite, microwave and other communications media (but excluding companies primarily engaged in public broadcasting, print media, cable television or the Internet).

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that Stein Roe's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Utility company securities are subject to special risks. These securities are generally strongly affected by changes in interest rates, as well as by general competitive and market forces in the utilities industries. As interest rates increase, the value of securities of utility companies tends to decrease, and vice versa. In addition, utility companies may be affected by changes in government regulation. In particular, the value of utility company securities may be adversely affected by increased competition resulting from deregulation.

THE FUNDS  STEIN ROE GLOBAL UTILITIES FUND, VARIABLE SERIES


Since the Fund invests in the securities of a limited number of issuers conducting business in the utilities sector, it is subject to concentration risk. Concentration risk is the risk that the securities of issuers in the utilities sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS  STEIN ROE GLOBAL UTILITIES FUND, VARIABLE SERIES


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Standard & Poor's Utilities Index (S&P Utilities Index), an unmanaged index that tracks the performance of domestic utility stocks. The Fund's returns are also compared to the Morgan Stanley Capital International World Index (MSCI World Index), an unmanaged index that tracks the performance of global stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR GRAPH]

YEAR
1994                  -10.27%
1995                   35.15%
1996                    6.53%
1997                   28.75%
1998                   18.33%
1999                   28.63%
2000                  -13.20%
2001                  -14.01%

For period shown in bar chart:          Best quarter:  4th quarter 1999, +24.73%
                                       Worst quarter:  4th quarter 2000, -10.31%


AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001

                                            INCEPTION      1 YEAR       5 YEARS       LIFE OF THE
                                              DATE                                        FUND
Class A (%)                                  7/1/93        -14.01        7.90            7.56
---------------------------------------------------------------------------------------------------
S&P Utilities Index (%)                        N/A         -30.44        7.29            6.72(7)
---------------------------------------------------------------------------------------------------
MSCI World Index (%)                           N/A         -16.82        5.37            8.42(7)


(7)  Performance information is from June 30, 1993

                         TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES
--------------------------------------------------------------------------------
The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR: LIBERTY ADVISORY SERVICES CORP.
--------------------------------------------------------------------------------
LASC, located at One Financial Center, Boston, Massachusetts 02111, is the Funds' investment advisor. LASC is an indirect wholly owned subsidiary of FleetBoston Financial Corporation (FleetBoston). LASC has been an investment advisor since 1993. As of March 31, 2002, LASC managed over $855.4 million in assets. LASC designates the Funds' Sub-Advisors, evaluates and monitors Sub-Advisors' performance and investment programs and recommends to the Board of Trustees whether Sub-Advisors' contracts should be continued or modified and the addition or deletion of Sub-Advisors. LASC also has the responsibility of administering the Trust's operations, which it may delegate, at its own expense, to certain affiliates. LASC has delegated its administrative responsibilities to Colonial in accordance with this authority.

For the 2001 fiscal year, aggregate advisory fees paid to LASC by the Funds amounted to the following annual rates of the average daily net assets of each specified Fund:

         Colonial High Yield Securities Fund, Variable Series                   0.60%
         Colonial Small Cap Value Fund, Variable Series                         0.80%
         Colonial Strategic Income Fund, Variable Series                        0.65%
         Colonial U.S. Growth & Income Fund, Variable Series                    0.80%
         Liberty All-Star Equity Fund, Variable Series                          0.80%
         Liberty Value Fund, Variable Series                                    0.65%
         Stein Roe Global Utilities Fund, Variable Series                       0.65%


INVESTMENT SUB-ADVISORS AND PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
The Sub-Advisors manage the assets of the Funds under the supervision of LASC and the Board of Trustees. Each Sub-Advisor determines which securities and other instruments are purchased and sold for the Fund(s) it sub-advises. Each Sub-Advisor is an indirect wholly owned subsidiary of FleetBoston.


COLONIAL

Colonial, an investment advisor since 1931, is the Sub-Advisor of each of the High Yield Fund, Small Cap Fund, Strategic Income Fund, U.S. Growth & Income Fund and Value Fund. Colonial's principal business address is One Financial Center, Boston, Massachusetts 02111. As of March 31, 2002, Colonial managed over $14.5 billion in assets.

LASC, out of the management fees it receives from the Funds, pays Colonial sub-advisory fees at the following annual rates of the average daily net assets of each specified Fund:

         Colonial High Yield Securities Fund, Variable Series                   0.40%
         Colonial Small Cap Value Fund, Variable Series                         0.60%
         Colonial Strategic Income Fund, Variable Series                        0.45%
         Colonial U.S. Growth & Income Fund, Variable Series                    0.60%
         Liberty Value Fund, Variable Series                                    0.45%

Colonial also provides transfer agency, pricing and record keeping services for the Funds under separate agreements.

TRUST MANAGEMENT ORGANIZATIONS


SCOTT B. RICHARDS, a senior vice president of Colonial, has managed or co-managed the High Yield Fund since May, 1999. Prior to joining Colonial he was employed with State Street Research & Management Company as a vice president and a portfolio manager from January, 1994 to May, 1999.

DANIEL K. CANTOR, CFA, a senior vice president of Colonial, has co-managed the Small Cap Fund since August, 2000. Mr. Cantor has managed or co-managed various other funds for Stein Roe, an affiliate of Colonial, since 1994 and was a senior equity analyst for Stein Roe from 1985 through 1994.

JEFFREY C. KINZEL, CFA, a senior vice president of Colonial, has co-managed the Small Cap Fund since August, 2000. Mr. Kinzel has been a portfolio manager for Stein Roe since 1996 and was an analyst for Stein Roe from 1991 through 1999.

LAURA A. OSTRANDER, a senior vice president of Colonial, has managed or co-managed the Strategic Income Fund since September, 2000 and has managed various other Colonial funds since December, 1996. Prior to joining Colonial, Ms. Ostrander was a portfolio manager with American Express Financial Advisers from July, 1994 to November, 1996.

HARVEY B. HIRSCHHORN, a senior vice president of Colonial, has co-managed the U.S. Growth & Income Fund since August, 2000. Mr. Hirschhorn has been affiliated with and has managed various other funds for Stein Roe, an affiliate of Colonial, since 1973.

SCOTT SCHERMERHORN, a senior vice president of Colonial, has co-managed the U.S. Growth & Income Fund since August, 2000. Mr. Schermerhorn has also managed the Value Fund since November, 1999. He has managed various other funds for Colonial since October, 1998. Prior to joining Colonial, Mr. Schermerhorn was the head of the value team at Federated Investors from May, 1996 to October, 1998 where he managed the American Leader Fund, Federated Stock Trust and Federated Stock and Bond Fund as well as other institutional accounts.

Colonial will use Newport Fund Management, Inc.'s (Newport), an affiliate of Colonial, trading facilities when buying or selling foreign securities for the Funds' portfolios. Newport executes all trades under its own procedures.

Colonial's investment advisory business is part of a larger organization known as Columbia Management Group, Inc. (Columbia Management). Columbia Management is a wholly owned subsidiary of FleetBoston and includes several separate legal entities. Colonial and these other legal entities are managed by a single management team. These Columbia Management entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Fund. Colonial is a registered investment advisor.


LAMCO AND LAMCO'S PORTFOLIO MANAGERS

LAMCO, an investment advisor since 1985, is the Sub-Advisor of the All-Star Equity Fund. LAMCO's principal address is One Financial Center, Boston, Massachusetts 02111. As of March 31, 2002, LAMCO managed over $1.33 billion in assets.

LASC, out of the management fees it receives from the Trust, pays LAMCO a sub-advisory fee at the annual rate of 0.60% of the average daily net assets of the All-Star Equity Fund.

LAMCO is a manager of other investment managers which LAMCO recommends to the Board of Trustees for appointment pursuant to portfolio management agreements among the Trust, LAMCO and the Portfolio Managers. The management agreements permit each Portfolio Manager to have full investment discretion and authority over investment of a portion of the Fund's assets.

Out of the management fees it receives from LASC, LAMCO pays each Portfolio Manager a fee at the annual rate of 0.30% of the average daily net assets of the portion of the Fund's assets assigned to that Portfolio Manager.

No one individual at LAMCO is responsible for LAMCO's investment management of the All-Star Equity Fund. The following individuals who work for the indicated Portfolio Managers each manage a portion of All-Star Equity Fund's assets:

TRUST MANAGEMENT ORGANIZATIONS


- FRANK MASTRAPASQUA, Ph.D., Chairman and Chief Executive Officer of Mastrapasqua & Associates, and THOMAS A. TRANTUM, CFA, President of Mastrapasqua & Associates

-        JOHN LINDENTHAL, Managing Director of Oppenheimer Capital

- MARK DONOVAN, Chairman, Equity Strategy Committee, of Boston Partners Asset Management, L.P.

- ARNOLD C. SCHNEIDER III, President and Chief Investment Officer of Schneider Capital Management Corporation

-        GLEN E. BICKERSTAFF, Managing Director - U.S. Equities; BRIAN M.
         BEITNER, CFA and Managing Director - U.S. Equities and Director of U.S. Equities Research; LEIGH R. CRAWFORD, Managing Director - U.S. Equities of TCW Investment Management Company

A more complete description of each Portfolio Manager is included in the Statement of Additional Information. The Trust and LAMCO have received an exemptive order from the Securities and Exchange Commission that permits the All-Star Equity Fund to change Portfolio Managers without a vote of the shareholders. Information regarding any new Portfolio Manager is sent to holders of VA contracts and VLI policies within 90 days following the effective date of the change.


STEIN ROE

Stein Roe, an investment advisor since 1932, is the Sub-Advisor of the Global Utilities Fund. Stein Roe's principal address is One South Wacker Drive, Chicago, Illinois 60606. As of February 28, 2002, Stein Roe managed over $15.9 billion in assets.

LASC, out of the management fees it receives from the Trust, pays Stein Roe a sub-advisory fee at the annual rate of 0.45% of the average daily net assets of the Global Utilities Fund.

CHARLES R. ROBERTS, a senior vice president of Stein Roe, has been a co-manager for the Global Utilities Fund since January, 2000. Mr. Roberts is also managing director of international equities and a senior vice president of Newport and its immediate parent Newport Pacific, affiliates of Colonial. Mr. Roberts has been employed with Newport and Newport Pacific since November, 1998 and has managed other international funds in the Liberty group of funds since that time. Prior to joining Newport and Newport Pacific, he managed the European component of institutional international equity accounts at Progress from 1997 to November, 1998. Prior to joining Progress in 1997, he managed the European component of institutional international equity accounts and was a member of the investment policy committee at Sit/Kim International from 1994 to 1997.

SCOTT SCHERMERHORN, a senior vice president of Stein Roe, has co-managed the Global Utilities Fund since January, 2000. Mr. Schermerhorn is also a senior vice president of Colonial, an affiliate of Stein Roe and has managed various other funds for Colonial since October, 1998. From May, 1996 to October, 1998, Mr. Schermerhorn was the head of the value team at Federated Investors where he managed the American Leader Fund, Federated Stock Trust and Federated Stock and Bond Fund as well as other institutional accounts.

Stein Roe will use Newport's trading facilities when buying or selling foreign securities for the Fund's portfolio. Newport executes all trades under its own procedures.

Stein Roe's mutual funds and institutional investment advisory businesses are part of a larger organization known as Columbia Management Group, Inc. (Columbia Management). Columbia Management is a wholly owned subsidiary of FleetBoston Financial Corporation and includes several separate legal entities. Stein Roe and these other legal entities are managed by a single management team. These Columbia Management entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Funds. Stein Roe is a registered investment advisor.


AFFILIATED BROKER/DEALER

Stein Roe and Colonial may use the services of AlphaTrade Inc., an affiliated broker-dealer, when buying or selling equity securities for a Fund's portfolio, pursuant to procedures adopted by the Board of Trustees.

TRUST MANAGEMENT ORGANIZATIONS


MIXED AND SHARED FUNDING
--------------------------------------------------------------------------------
As described above, the Funds serve as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may, from time to time, become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                      OTHER INVESTMENT STRATEGIES AND RISKS

Each Fund's principal investment strategies and their associated risks are described under "The Funds - Principal Investment Strategies" and "The Funds - Principal Investment Risks." In seeking to meet their investment goals, the Funds may also invest in other securities and use certain other investment techniques. These securities and investment techniques offer opportunities and carry various risks. The Funds may elect not to buy any of these securities or use any of these techniques unless they believe that doing so will help them achieve their investment goals. The Funds may not always achieve their investment goals. Additional information about the Funds' securities and investment techniques, as well as the Funds' fundamental and non-fundamental investment policies, is contained in the Statement of Additional Information.

This section describes other investments the Funds may make and the risks associated with them. In seeking to achieve their investment goals, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). Except as otherwise noted, approval by a Fund's shareholders is not required to modify or change a Fund's investment goals or any of its investment strategies.

U.S. GOVERNMENT SECURITIES
--------------------------------------------------------------------------------
(Strategic Income Fund) The Fund will invest in U.S. government securities, including U.S. Treasuries and securities of various U.S. government agencies. Agency securities include mortgage-backed securities, which represent interests in pools of mortgages. The Fund has flexibility to vary its allocation among different types of U.S. government securities based upon Colonial's judgment of which types of securities will outperform others. In selecting investments for the Fund, Colonial considers a security's expected income, together with its potential to rise or fall in price.

STRUCTURE RISK
--------------------------------------------------------------------------------
(Strategic Income Fund, U.S. Growth & Income Fund, High Yield
Fund) Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in mortgage-backed securities and asset-backed securities. Prepayment risk is the possibility that asset-backed securities may be prepaid if the underlying debt securities are prepaid. Prepayment risk for mortgage-backed securities is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed securities and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, these securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of these securities may be difficult to predict and result in greater volatility.

ZERO COUPON BONDS
--------------------------------------------------------------------------------
(Global Utilities Fund, Strategic Income Fund, High Yield Fund) Zero coupon bonds do not pay interest in cash on a current basis, but instead accrue interest over the life of the bond. As a result, these securities are issued at a deep discount. The value of these securities may fluctuate more than the value of similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest accrued on these securities is reported as income to a Fund and distributed to its shareholders.

CONVERTIBLE SECURITIES
--------------------------------------------------------------------------------
(U.S. Growth & Income Fund, High Yield Fund) Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stocks at a specified price or conversion ratio. The risk of investing in convertible securities, in addition to issuer risk and interest rate risk, is that the value of the underlying securities will fluctuate.

OTHER INVESTMENT STRATEGIES AND RISKS


DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
(All Funds) A Fund may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. A Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

ADDITIONAL EQUITY RISK
--------------------------------------------------------------------------------
(All Funds) The Funds may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. An investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

PRICING RISK
--------------------------------------------------------------------------------
(All Funds) The Funds' securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that a Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If a Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If a Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.

EARLY CLOSING RISK
--------------------------------------------------------------------------------
(All Funds) The normal close of trading of securities listed on the NASDAQ National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
At times, with the exception of the All-Star Equity Fund, each Fund's Sub-Advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit.

(High Yield Fund) If necessary, the Fund has the ability to invest 100% of its assets in higher-rated securities, if, in Colonial's opinion, economic conditions create a situation where yield spreads narrow between lower- and higher-rated securities.

Taking a temporary defensive position may prevent a Fund from achieving its investment goals.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years (or shorter period if a Fund commenced operations less than five years ago), which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the Funds' financial statements, are included in the Funds' annual report. You can request a free annual report by writing LFD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

COLONIAL HIGH YIELD SECURITIES FUND, VARIABLE SERIES

                                                                                                              Period ended
                                                                               Year ended December 31,        December 31,
                                                                             2001        2000       1999        1998(a)

                                                                           Class A     Class A     Class A       Class A
                                                                           -------     -------     -------       -------
Net asset value, Beginning of period ($)                                     7.45        8.85       9.31          10.00
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income(b)                                                     0.76 (c)    0.84       0.88           0.48
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized loss on investments and foreign currency        (0.97)(c)   (1.45)     (0.72)         (0.74)
------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                            (0.21)      (0.61)      0.16          (0.26)
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                                  (0.66)      (0.75)     (0.62)         (0.43)
------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                            ---       (0.02)       ---            ---
------------------------------------------------------------------------------------------------------------------------------
Return of capital                                                           (0.04)      (0.02)       ---            ---
------------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                                (0.70)      (0.79)     (0.62)         (0.43)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                                           6.54        7.45       8.85           9.31
------------------------------------------------------------------------------------------------------------------------------
Total return (%)(d)(e)                                                      (2.82)      (6.89)(f)   1.65(f)       (2.57)(f)(g)
------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses(h)                                                                  0.93        0.88       0.80           0.80(i)
------------------------------------------------------------------------------------------------------------------------------
Net investment income(h)                                                    10.21(c)     9.67       9.36           7.93(i)
------------------------------------------------------------------------------------------------------------------------------
Waiver/reimbursement                                                          ---        0.06       0.48           1.04(i)
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    54          35         16             23(g)
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                                      17,257      19,013     15,358          5,915

(a) For the period from commencement of operations on May 19, 1998 to December 31, 1998.

(b) Per share data was calculated using average shares outstanding during the period.

(c) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change, for the year ended December 31, 2001, was to increase net investment income per share by $0.05, decrease net realized and unrealized loss per share by $0.05 and increase the ratio of net investment income to average net assets from 9.49% to 10.21%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(d)      Total return at net asset value assuming all distributions reinvested.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f) Had the manager not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)      Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(i)      Annualized.

FINANCIAL HIGHLIGHTS


COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

                                                                                                           Period ended
                                                                      Year ended December 31,              December 31,
                                                               2001           2000            1999           1998(a)

                                                             Class A        Class A          Class A          Class A
                                                             -------        -------          -------          -------
Net asset value, Beginning of period ($)                      10.73           9.12            8.59            10.00
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income(b)                                       0.02           0.07            0.02             0.08
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments         0.98           1.65            0.52            (1.41)
-----------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                               1.00           1.72            0.54            (1.33)
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                    (0.02)         (0.05)          (0.01)           (0.07)
-----------------------------------------------------------------------------------------------------------------------
In excess of net investment income                              ---            ---             ---            (0.01)
-----------------------------------------------------------------------------------------------------------------------
From net realized capital gains                               (0.15)         (0.06)            ---              ---
-----------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                  (0.17)         (0.11)          (0.01)           (0.08)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                            11.56          10.73            9.12             8.59
-----------------------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)(e)                                      9.30          18.88            6.34           (13.25)(f)
-----------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS (%):
Expenses(g)                                                    1.10           1.07            1.00             1.00(h)
-----------------------------------------------------------------------------------------------------------------------
Net investment income(g)                                       0.22           0.76            0.23             1.41(h)
-----------------------------------------------------------------------------------------------------------------------
Waiver/reimbursement                                           0.22           0.82            2.66             3.32(h)
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                      56             54              74               51(f)
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                         9,361          7,616           3,817            1,782

(a) For the period from commencement of operations on May 19, 1998 to December 31, 1998.

(b) Per share data was calculated using average shares outstanding during the period.

(c)      Total return at net asset value assuming all distributions reinvested.

(d) Had the manager and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced. (e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f)      Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(h)      Annualized.

FINANCIAL HIGHLIGHTS


COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

                                                                                Year ended December 31,
                                                              2001          2000         1999          1998         1997

                                                             Class A      Class A       Class A      Class A       Class A
                                                             -------      -------       -------      -------       -------
Net asset value, Beginning of period ($)                      9.43         10.44         11.08         11.15        11.04
----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income(a)                                      0.81(b)       0.97          0.95          0.91         0.90
----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments       (0.46)(b)     (0.96)        (0.75)        (0.24)        0.11
----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                              0.35          0.01          0.20          0.67         1.01
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                   (0.84)        (0.99)        (0.84)        (0.72)       (0.79)
----------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                             ---           ---           ---         (0.02)       (0.05)
----------------------------------------------------------------------------------------------------------------------------
From net realized capital gains                                ---           ---           ---           ---        (0.05)
----------------------------------------------------------------------------------------------------------------------------
In excess of net realized capital gains                        ---           ---           ---           ---        (0.01)
----------------------------------------------------------------------------------------------------------------------------
Return of capital                                            (0.02)        (0.03)          ---           ---          ---

Total Distributions Declared to Shareholders                 (0.86)        (1.02)        (0.84)        (0.74)       (0.90)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                            8.92          9.43         10.44         11.08        11.15
----------------------------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)                                        3.68          0.16          1.78          6.03         9.11(e)
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses(f)                                                   0.85          0.76          0.75          0.78         0.80
----------------------------------------------------------------------------------------------------------------------------
Net investment income(f)                                      8.42(b)       9.36          8.57          7.92         7.86
----------------------------------------------------------------------------------------------------------------------------
Waiver/reimbursement                                           ---           ---           ---           ---         0.02
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                     62            31            35            50           94
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                      123,041       143,629       170,702       118,985       73,175

(a) Per share data was calculated using average shares outstanding during the period.

(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change, for the year ended December 31, 2001, was to decrease net investment income per share by $0.03, decrease net realized and unrealized loss per share by $0.03 and decrease the ratio of net investment income to average net assets from 8.70% to 8.42%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c)      Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) Had the manager not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

FINANCIAL HIGHLIGHTS


COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES

                                                                                Year ended December 31,
                                                              2001          2000         1999          1998         1997

                                                             Class A      Class A       Class A      Class A       Class A
                                                             -------      -------       -------      -------       -------
Net asset value, Beginning of period ($)                      18.27        19.85         18.79         16.29        14.22
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income(a)                                       0.16         0.17          0.14          0.16         0.20
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments        (0.35)        0.54          2.07          3.12         4.37
--------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                              (0.19)        0.71          2.21          3.28         4.57
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                    (0.15)       (0.17)        (0.11)        (0.12)       (0.18)
--------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                              ---          ---(b)        ---           ---        (0.01)
--------------------------------------------------------------------------------------------------------------------------
From net realized capital gains                               (2.34)       (2.12)        (1.04)        (0.64)       (2.30)
--------------------------------------------------------------------------------------------------------------------------
In excess of net realized capital gains                         ---          ---           ---         (0.02)       (0.01)
--------------------------------------------------------------------------------------------------------------------------
Return of capital                                             (0.04)         ---           ---           ---          ---
--------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                  (2.53)       (2.29)        (1.15)        (0.78)       (2.50)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                            15.55        18.27         19.85         18.79        16.29
--------------------------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)                                        (0.60)        3.60         12.00         20.15        32.23
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses(e)                                                    0.96         0.88          0.88          0.90         0.94
--------------------------------------------------------------------------------------------------------------------------
Net investment income(e)                                       0.92         0.85          0.69          0.88         1.19
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                      53          120           101            64           63
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                       180,053      203,366       212,355       146,239       96,715


(a) Per share data was calculated using average shares outstanding during the period.

(b)      Rounds to less than $0.01.

(c)      Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

FINANCIAL HIGHLIGHTS


LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

                                                                                                                Period ended
                                                                      Year ended December 31,                   December 31,
                                                           2001          2000          1999          1998         1997 (a)

                                                          Class A       Class A      Class A       Class A         Class A
                                                          -------       -------      -------       -------         -------
Net asset value, Beginning of period ($)                   12.43         12.47        11.90         10.07           10.00
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income(b)                                    0.03          0.05         0.06          0.06            0.01
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
    investments                                            (1.66)         0.75         0.94          1.82            0.07
---------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           (1.63)         0.80         1.00          1.88            0.08
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                 (0.03)        (0.05)       (0.05)        (0.05)          (0.01)
---------------------------------------------------------------------------------------------------------------------------
From net realized capital gains                            (0.23)        (0.79)       (0.38)          ---             ---
---------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders               (0.26)        (0.84)       (0.43)        (0.05)          (0.01)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                         10.54         12.43        12.47         11.90           10.07
---------------------------------------------------------------------------------------------------------------------------
Total return (%) (c)(d)(e)                                (12.81)         6.35         8.47         18.67            0.80(f)
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses(g)                                                 1.00          0.98         0.95          1.00            1.00(h)
---------------------------------------------------------------------------------------------------------------------------
Net investment income(g)                                    0.26          0.37         0.47          0.54            0.83(h)
---------------------------------------------------------------------------------------------------------------------------
Waiver/reimbursement)                                        ---          0.02          ---          0.04            0.45(h)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                   62            97           75            70               1(f)
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                     52,245        69,249       80,095        44,870          22,228


(a) For the period from commencement of operations on November 17, 1997 to December 31, 1997.

(b) Per share data was calculated using average shares outstanding during the period.

(c)      Total return at net asset value assuming all distributions reinvested.

(d) Had the manager not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f)      Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(h)      Annualized.

FINANCIAL HIGHLIGHTS


LIBERTY VALUE FUND, VARIABLE SERIES

                                                                                Year ended December 31,
                                                              2001          2000         1999          1998         1997

                                                             Class A      Class A       Class A      Class A       Class A
                                                             -------      -------       -------      -------       -------
Net asset value, Beginning of period ($)                      15.11        13.18         16.39        15.34         13.96
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income(a)                                       0.17         0.18          0.17         0.20          0.28
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments        (0.19)        1.98          0.69         1.50          3.75
--------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                              (0.02)        2.16          0.86         1.70          4.03
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                    (0.21)       (0.19)        (0.15)       (0.18)        (0.27)
--------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                              ---        (0.01)          ---          ---         (0.01)
--------------------------------------------------------------------------------------------------------------------------
From net realized capital gains                               (1.06)       (0.03)        (3.85)       (0.47)        (2.37)
--------------------------------------------------------------------------------------------------------------------------
In excess of net realized capital gains                         ---          ---         (0.07)         ---           ---
--------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                  (1.27)       (0.23)        (4.07)       (0.65)        (2.65)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                            13.82        15.11         13.18        16.39         15.34
--------------------------------------------------------------------------------------------------------------------------
Total return (%)(b)(c)                                        (0.18)       16.43          5.55        11.13         28.97
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses(d)                                                    0.81         0.74          0.73         0.76          0.79
--------------------------------------------------------------------------------------------------------------------------
Net investment income(d)                                       1.16         1.34          0.99         1.24          1.77
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                      54           84           172           28            60
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                       158,193      196,017       197,523      149,820       106,909


(a) Per share data was calculated using average shares outstanding during the period.

(b)      Total return at net asset value assuming all distributions reinvested.

(c) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

FINANCIAL HIGHLIGHTS


STEIN ROE GLOBAL UTILITIES FUND, VARIABLE SERIES

                                                                                Year ended December 31,
                                                              2001          2000         1999          1998         1997

                                                             Class A      Class A       Class A      Class A       Class A
                                                             -------      -------       -------      -------       -------
Net asset value, Beginning of period ($)                      13.27        17.15         13.76        11.92         10.70
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income(a)                                       0.20         0.10          0.28         0.24          0.46
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments        (2.05)       (2.37)         3.63         1.93          2.62
--------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                              (1.85)       (2.27)         3.91         2.17          3.08
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                    (0.18)       (0.03)        (0.23)       (0.21)        (0.48)
--------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                              ---          ---           ---        (0.01)          ---
--------------------------------------------------------------------------------------------------------------------------
From net realized capital gains                               (0.34)       (1.58)        (0.29)       (0.11)        (1.38)
--------------------------------------------------------------------------------------------------------------------------
Return of capital                                             (0.05)         ---           ---          ---           ---
--------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                  (0.57)       (1.61)        (0.52)       (0.33)        (1.86)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                            10.85        13.27         17.15        13.76         11.92
--------------------------------------------------------------------------------------------------------------------------
Total return (%)(b)(c)                                       (14.01)      (13.20)        28.63        18.33         28.75
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses(d)                                                    0.93         0.76          0.77         0.82          0.83
--------------------------------------------------------------------------------------------------------------------------
Net investment income(d)                                       1.64         0.61          1.91         1.90          3.96
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                      99           52            52           53            89
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                        59,812       93,816       110,150       71,186        54,603


(a) Per share data was calculated using average shares outstanding during the period.

(b)      Total return at net asset value assuming all distributions reinvested.

(c) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

                             SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS

The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Funds issue and redeem shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.


HOW THE FUNDS CALCULATE NET ASSET VALUE

Each share price is its net asset value next determined. Each Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

To calculate the net asset value on a given day, the Funds value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Funds value the security at the most recent quoted bid price. The Funds value each over-the-counter security or NASDAQ National Market System security as of the last sales price for that day. The Funds value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

The Funds value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when the Funds determine that the sale or bid price of the security does not reflect that security's market value, the Funds will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

The Funds may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. A Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of a Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.


DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

SHAREHOLDER INFORMATION


TAX CONSEQUENCES

Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the Code). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.


OTHER CLASS OF SHARES

The Funds also offer an additional class of shares, Class B shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

                                   APPENDIX A

                             MORNINGSTAR CATEGORIES

In an effort to distinguish funds by what they own, as well as by their prospectus objectives and styles, Morningstar developed the Morningstar categories. While the prospectus objective identifies a fund's investment goals based on the wording in the fund prospectus, the Morningstar category identifies funds based on their actual investment styles as measured by their underlying portfolio holdings (portfolio statistics and compositions over the past three years). Morningstar may change a fund's category assignment from time to time.

Morningstar places domestic equity funds in a category based on the style and size of the stocks they typically own. The style and size parameters are based on the divisions used in the investment style box: Value, Blend, or Growth style and Small, Middle, or Large median market capitalization (see "Morningstar Style Box" below for more details on style methodology). By reviewing their investment style over the past three years, Morningstar places domestic equity funds in one of the following nine categories: Large Growth, Large Blend, Large Value, Mid-Cap Growth, Mid-Cap Blend, Mid-Cap Value, Small Growth, Small Blend, and Small Value. Morningstar also includes several other domestic equity categories, including: Specialty Health Care, Specialty Technology, Specialty Utilities, Specialty Communications, Specialty Financials, Specialty Real Estate, Specialty Natural Resources, Convertible Bond, and Domestic Hybrid.


                              MORNINGSTAR STYLE BOX

The style box is a snapshot in time. It identifies the fund's investment style as of a particular date. The Morningstar category is based on style box information from the trailing 36 months. It provides a general picture of the fund's investment style over the past three years.

The Morningstar equity style box is a nine-box matrix that displays both the fund's investment methodology and the size of the companies in which it invests. Set forth below is the nine-box matrix.

   VALUE     BLEND  GROWTH
     1         2      3       LARGE
     4         5      6       MID-CAP
     7         8      9       SMALL

The equity style box for domestic stock funds comprises two components: MARKET CAPITALIZATION on the vertical axis and VALUATION on the horizontal axis.

MARKET CAPITALIZATION: Morningstar ties market cap to the relative movements of the market. The top 5% of the 5000 largest domestic stocks in Morningstar's equity database are classified as large-cap, the next 15% of the 5000 are mid-cap, and the remaining 80% (as well as companies that fall outside the largest 5000) are small-cap.

Morningstar then determines a fund's market cap by ranking the stocks in a fund's portfolio from the largest market-capitalized stock to the smallest, and then calculating the average weighted market capitalization of the stocks in the middle quintile (middle 40th percentile to 60th percentile) of the portfolio. After a fund's market cap has been determined, Morningstar places the fund in the large-cap, mid-cap or small-cap group noted above.

APPENDIX A


VALUATION: Morningstar categorizes funds by comparing the stocks in their portfolios with the most relevant of the three market cap groups. Specifically, each stock in Morningstar's equities database receives a price-to-earnings (P/E) score and a price-to-book (P/B) score. This is derived by dividing each stock's P/E and P/B by the asset-weighted median P/E and asset-weighted median P/B, respectively, of the stock's market cap group. For example, to calculate the asset-weighted median P/E, Morningstar first ranks the P/E ratios of the stocks in each market-cap group from highest to lowest, then counts down by their market caps until it reaches the 50th percentile of that market-cap group. The P/E ratio attached to that stock is the asset-weighted median P/E. Morningstar does the same to find the asset-weighted median P/B. Next, Morningstar calculates the P/E style box score and the P/B style box score for each fund by ranking the stocks in a fund's portfolio by their P/E scores and P/B scores, respectively, and then calculating an average weighted P/E score and an average weighted P/B score from the stocks in the middle quintile of each fund's portfolio. These average weighted scores are the P/E style box score and the P/B style box score of the fund's portfolio.

For each measure, 1.00 represents the market-cap group average. If the fund has a P/E style box score + P/B style box score that exceeds 2.25, the fund is categorized as growth. If the combined score falls below 1.75, the fund is categorized as value. Finally, if the score is between 1.75 and 2.25, the fund is categorized as blend.

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA  02111-2621
1-800-426-3750
www.libertyfunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Variable Investment Trust:  811-07556

Colonial High Yield Securities Fund, Variable Series
Colonial Small Cap Value Fund, Variable Series
Colonial Strategic Income Fund, Variable Series
Colonial U.S. Growth & Income Fund, Variable Series
Liberty All-Star Equity Fund, Variable Series
Liberty Value Fund, Variable Series
Stein Roe Global Utilities Fund, Variable Series


                           [LIBERTY FUNDS LETTERHEAD]

                        LIBERTY VARIABLE INVESTMENT TRUST

PROSPECTUS DATED MAY 1, 2002

Colonial High Yield Securities Fund, Variable Series
Colonial Strategic Income Fund, Variable Series
Colonial U.S. Growth & Income Fund, Variable Series
Liberty S&P 500 Index Fund, Variable Series
Liberty Select Value Fund, Variable Series
Newport Tiger Fund, Variable Series
Rydex Financial Services Fund, Variable Series
Rydex Health Care Fund, Variable Series

CLASS B SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                     * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                     * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

-----------------------------
Not FDIC    May Lose Value
           ------------------
Insured     No Bank Guarantee
-----------------------------

                                TABLE OF CONTENTS

THE TRUST                                                                     3
-------------------------------------------------------------------------------

THE FUNDS                                                                     3
-------------------------------------------------------------------------------

Defining Capitalization ......................................................3
Each of these sections discusses the following topics:
Investment Goals, Principal Investment Strategies,
Principal Investment Risks and Performance History
Colonial High Yield Securities Fund, Variable Series .........................4
Colonial Strategic Income Fund, Variable Series ..............................7
Colonial U.S. Growth & Income Fund, Variable Series..........................10
Liberty S&P 500 Index Fund, Variable Series..................................13
Liberty Select Value Fund, Variable Series...................................16
Newport Tiger Fund, Variable Series..........................................19
Rydex Financial Services Fund, Variable Series...............................22
Rydex Health Care Fund, Variable Series......................................24

TRUST MANAGEMENT ORGANIZATIONS                                               26
-------------------------------------------------------------------------------

The Trustees.................................................................26
Investment Advisor:  Liberty Advisory Services Corp..........................26
Investment Sub-Advisors and Portfolio Managers...............................26
Rule 12b-1 Plan..............................................................28
Mixed and Shared Funding.....................................................29

OTHER INVESTMENT STRATEGIES AND RISKS                                        30
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS                                                         32
-------------------------------------------------------------------------------

SHAREHOLDER INFORMATION                                                      40
-------------------------------------------------------------------------------

Purchases and Redemptions....................................................40
How the Funds Calculate Net Asset Value......................................40
Dividends and Distributions..................................................40
Tax Consequences.............................................................41
Other Class of Shares........................................................41

APPENDIX A                                                                   42
-------------------------------------------------------------------------------

                                   THE TRUST

Liberty Variable Investment Trust (Trust) includes seventeen separate mutual funds (Funds), each with its own investment goals and strategies. This Prospectus contains information about eight of the Funds in the Trust. Liberty Advisory Services Corp. (LASC) is the investment advisor to each Fund. LASC has appointed an investment sub-advisor (Sub-Advisor) for each Fund. All of the Sub-Advisors are affiliates of LASC. The Funds have the following Sub-Advisors:

-----------------------------------------------------------------------------------------------------------------------------------
                                  FUND                                                                 SUB-ADVISOR
-----------------------------------------------------------------------------------------------------------------------------------
Colonial High Yield Securities Fund, Variable Series (High Yield Fund)                     Colonial Management Associates, Inc.
Colonial Strategic Income Fund, Variable Series (Strategic Income Fund)                    (Colonial)
Colonial U.S. Growth & Income Fund, Variable Series (U.S. Growth & Income Fund)
Liberty S&P 500 Index Fund, Variable Series (S&P 500 Fund) Liberty Select Value
Fund, Variable Series (Select Value Fund) Rydex Financial Services Fund,
Variable Series (Financial Services Fund) Rydex Health Care Fund, Variable
Series (Health Care Fund)
-----------------------------------------------------------------------------------------------------------------------------------
Newport Tiger Fund, Variable Series (Tiger Fund)                                           Newport Fund Management, Inc. (Newport)
-----------------------------------------------------------------------------------------------------------------------------------

Other funds may be added or deleted from time to time. Each Fund offers two classes of shares - Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class B shares.

The Trust's Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by life insurance companies (Participating Insurance Companies). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The principal underwriter of the Funds is Liberty Funds Distributor, Inc. (LFD). LFD is an affiliate of LASC.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy of those prospectuses.

                                    THE FUNDS

DEFINING CAPITALIZATION

A company's market capitalization is simply its stock price multiplied by the number of shares of stock it has outstanding. In the financial markets, companies generally are sorted into one of three capitalization-based categories: large capitalization (large-cap); middle capitalization (mid-cap); or small capitalization (small-cap). In defining a company's market capitalization, the advisor uses capitalization-based categories that are based in part on those of Standard & Poor's Index Services. All market capitalizations are determined at the time of purchase.

LARGE CAPITALIZATION. Large-cap stocks are stocks with market capitalizations greater than $5 billion. In addition, any stock that is represented in the Standard & Poor's 500 Index is considered a large-cap stock.

MIDDLE CAPITALIZATION. Mid-cap stocks are stocks with market capitalizations between $1 billion and the capitalization of the largest stock in the Standard & Poor's MidCap 400 Index (S&P MidCap Index) ($10.4 billion as of December 31,
2001). In addition, any stock that is represented in the S&P MidCap Index is considered a mid-cap stock.

SMALL CAPITALIZATION. Small-cap stocks are stocks with market capitalizations equal to or less than the capitalization of the largest stock in the Standard & Poor's SmallCap 600 Index ($3.8 billion as of December 31, 2001).

              COLONIAL HIGH YIELD SECURITIES FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks high current income and total return.

PRINCIPAL INVESTMENT STRATEGIES The Fund pursues its investment goals by investing at least 80% of its net assets (plus any borrowings for investment purposes) in lower-rated corporate debt securities. These securities have the following ratings:

         -        BB through D by Standard & Poor's;

         -        Ba through C by Moody's Investors Service, Inc.;

         - a comparable rating by another nationally recognized rating service; or

         - the security is unrated and Colonial believes it to be comparable in quality to securities having such ratings as noted above.

The Fund also may invest in equity securities to seek capital appreciation. Equity securities include common stocks, preferred stocks, warrants and debt securities convertible into common stocks. Additionally, the Fund may invest in securities issued or guaranteed by foreign governments or foreign companies, including securities issued in emerging market countries.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that Colonial's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and privately issued mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

THE FUNDS  COLONIAL HIGH YIELD SECURITIES FUND, VARIABLE SERIES


Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS  COLONIAL HIGH YIELD SECURITIES FUND, VARIABLE SERIES


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class B shares. The performance table following the bar chart shows how the Fund's average annual returns for Class B shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the CS First Boston High Yield Index (CS First Boston Index), a broad-based, unmanaged index that tracks the performance of high yield bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in the Lipper High Current Yield - Annuities Funds Category (Lipper Average), as calculated by Lipper, Inc. This category is composed of funds with investment objectives similar to those of the Fund that are options under VA contracts or VLI policies. Sales charges are not reflected in the Lipper Average.

CALENDAR YEAR TOTAL RETURNS (CLASS B)(1)

[BAR CHART]

YEAR           HIGH YIELD FUND
1999                1.65%
2000               -7.11%
2001               -2.96%

For period shown in bar chart:           Best quarter:  4th quarter 2001, +6.67%
                                        Worst quarter:  3rd quarter 2001, -7.53%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001

                                    1 YEAR             LIFE OF THE
                                                          FUND
Class B (%)                          -2.96                -3.09(1)
-------------------------------------------------------------------
CS First Boston Index (%)             5.78                 0.02
-------------------------------------------------------------------
Lipper Average (%)                    1.08                -2.03(2)

(1) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on May 19, 1998, and Class B shares were initially offered on June 1, 2000.

(2)  Performance information is from May 31, 1998.

                 COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks current income consistent with prudent risk. The Fund also seeks maximum total return.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund seeks to achieve its investment goals by investing primarily in:

         -        debt securities issued by the U.S. government;

         - debt securities issued by foreign governments and foreign companies including securities issued in emerging market countries; and

         -        lower-rated corporate debt securities.

Colonial allocates the Fund's investments among these types of securities at any given time based on its estimate of the expected performance and risk of each type of investment.

The Fund pursues its investment goals by investing a portion of its assets in lower-rated corporate debt securities. These securities have the following ratings:

         -        BB through D by Standard & Poor's;

         -        Ba through C by Moody's Investors Service, Inc.;

         - a comparable rating by another nationally recognized rating service; or

         - the security is unrated and Colonial believes it to be comparable in quality to securities having such ratings as noted above.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that Colonial's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with comparable funds.

THE FUNDS  COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and privately issued mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS  COLONIAL HIGH YIELD SECURITIES FUND, VARIABLE SERIES


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class B shares. The performance table following the bar chart shows how the Fund's average annual returns for Class B shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Lehman Brothers Government/Credit Index (Lehman Government/Credit Index), an unmanaged index that tracks the performance of a selection of U.S. government and investment grade U.S. corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in the Lipper General Bonds - Annuities Funds Category (Lipper Average), as calculated by Lipper, Inc.. This category is composed of funds with investment objectives similar to those of the Fund that are options under VA contracts or VLI policies. Sales charges are not reflected in the Lipper Average.

CALENDAR YEAR TOTAL RETURNS (CLASS B)(3)

[BAR CHART]

YEAR
1995               18.30%
1996                9.83%
1997                9.11%
1998                6.03%
1999                1.78%
2000                0.07%
2001                3.54%

For period shown in bar chart:           Best quarter:  1st quarter 1995, +5.62%
                                        Worst quarter:  2nd quarter 2001, -1.56%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001

                                                       1 YEAR          5 YEARS        LIFE OF
                                                                                     THE FUND
Class B (%)                                             3.54            4.06(3)      6.50(3)
----------------------------------------------------------------------------------------------
Lehman Government/Credit Index (%)                      8.50            7.37         7.88(4)
----------------------------------------------------------------------------------------------
Lipper Average (%)                                      5.62            5.20         7.00(4)

(3) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on July 5, 1994, and Class B shares were initially offered on June 1, 2000.

(4)  Performance information is from June 30, 1994.

               COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks long-term growth and income.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. securities, primarily consisting of large-capitalization stocks. Up to 10% of the Fund's assets may be invested in debt securities.

In selecting debt securities for the Fund, Colonial may invest in:

         -        debt securities that are convertible into common stock;

         - corporate debt securities that are rated investment grade by at least two nationally recognized rating organizations (investment grade stocks have a rating of BBB or higher by Standard & Poor's or Baa or higher by Moody's Investors Service, Inc.); and

         -        debt securities issued or guaranteed by the U.S. government.

When purchasing securities for the Fund, Colonial generally chooses securities of companies it believes are undervalued.

The Fund compares its performance to other similarly managed mutual funds as determined by Morningstar, Inc. (Morningstar). For performance comparison purposes, Morningstar places an equity fund in one of nine "categories" based upon guidelines established by Morningstar that examine both a fund's investment methodology and the size of the companies in which the fund invests. Colonial generally manages the Fund in accordance with the Morningstar guidelines for a "Large Cap Value" fund. See Appendix A for a description of the Morningstar categories.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that Colonial's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with comparable funds.

THE FUNDS  COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES


Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and privately issued mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in Colonial's opinion, undervalued. If Colonial's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value Colonial has placed on it.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS  COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES


PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class B shares. The performance table following the bar chart shows how the Fund's average annual returns for Class B shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large capitalization U.S. common stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.

CALENDAR YEAR TOTAL RETURNS (CLASS B)(5)

[BAR CHART]

YEAR          U.S. GROWTH & INCOME FUND
1995               29.70%
1996               21.84%
1997               32.23%
1998               20.15%
1999               12.00%
2000                3.43%
2001               -0.65%

For period shown in bar chart:          Best quarter:  4th quarter 1998, +21.79%
                                       Worst quarter:  3rd quarter 1998, -14.16%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001

                          1 YEAR          5 YEARS      LIFE OF THE
                                                           FUND
Class B (%)                -0.65           12.83(5)       15.88(5)
-------------------------------------------------------------------
S&P 500 Index (%)         -11.88           10.70          15.51(6)

(5) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on July 5, 1994, and Class B shares were initially offered on June 1, 2000.

(6)  Performance information is from June 30, 1994.

                   LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks capital appreciation by matching the performance of a benchmark index that measures the investment returns of stocks of large U.S. companies.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund employs a passive management strategy designed to match, as closely as possible, the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500(R))1, which is comprised of 500 widely held, large capitalization companies. The Fund invests at least 80% of its assets in the stocks that make up the S&P 500. The Fund may also invest in stock index futures and options.

Although a security may be included in the S&P 500, the Portfolio Manager may exclude or remove the security if adverse market conditions exist.

The Fund may invest, to a limited extent, in stock index futures or options, which are types of derivatives. The Fund will not use these derivatives for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The Fund invests in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the Portfolio Manager's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds. As an index fund, the Fund will seek to match the performance of the S&P 500 even when the value of the S&P 500 is falling.


----------
(1) "Standard & Poor's(R)" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by Liberty Funds Distributor, Inc. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of Standard & Poor's.

THE FUNDS  LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES


Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Tracking Error Risk. There are several reasons that the Fund's performance may not track the performance of the S&P 500 exactly:

         - Unlike the S&P 500, the Fund incurs administrative expenses and transaction costs in trading stocks.

         - The composition of the S&P 500 and the stocks held by the Fund may occasionally diverge.

The timing and magnitude of cash inflows from investors buying shares could create large balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require large ready reserves of uninvested cash. Either situation would likely cause the Fund's performance to deviate from the "fully invested" S&P 500.

Futures and Options Risk. Risks associated with derivatives include but are not limited to:

         - the risk that the derivative will not correlate well with the security for which it is acting as a substitute;

         - the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

         - the risk that the Fund cannot sell the derivative because of an illiquid secondary market.

If the Fund invests in futures contracts and options on futures contracts for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS  COLONIAL HIGH YIELD SECURITIES FUND, VARIABLE SERIES


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's performance by illustrating the Fund's calendar year total returns for its Class B shares. The performance table following the bar chart shows how the Fund's average annual returns for Class B shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large capitalization U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.

CALENDAR YEAR TOTAL RETURNS (CLASS B)

[BAR CHART]

YEAR          ALL-STAR EQUITY FUND
2001              -12.07%

For period shown in bar chart:          Best quarter:  4th quarter 2001, +10.50%
                                       Worst quarter:  3rd quarter 2001, -14.61%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001

                    INCEPTION   1 YEAR       LIFE OF THE
                      DATE                      FUND
Class B (%)          5/30/00    -12.07          -10.86
----------------------------------------------------------
S&P 500 Index (%)      N/A      -11.88          -11.49(7)

(7)  Performance information is from May 31, 2000.

                   LIBERTY SELECT VALUE FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund invests, under normal market conditions, primarily in mid-capitalization stocks.

In managing the Fund, Colonial uses a value investing strategy that focuses on buying stocks cheaply when they are undervalued or "out of favor." Colonial buys stocks that have attractive current prices, consistent operating performance and/or favorable future growth prospects. Colonial's strategy uses fundamental business and financial analyses.

The Fund compares its performance to other similarly managed mutual funds as determined by Morningstar, Inc. (Morningstar). For performance comparison purposes, Morningstar places an equity fund in one of nine "categories" based upon guidelines established by Morningstar that examine both a fund's investment methodology and the size of the companies in which the fund invests. Colonial generally manages the Fund in accordance with the Morningstar guidelines for a "Mid Cap Value" fund. See Appendix A for a description of the Morningstar categories.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that Colonial's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

The securities issued by mid-cap companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in Colonial's opinion, undervalued. If Colonial's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value Colonial has placed on it.

THE FUNDS  LIBERTY SELECT VALUE FUND, VARIABLE SERIES


Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS  COLONIAL HIGH YIELD SECURITIES FUND, VARIABLE SERIES


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's performance by illustrating the Fund's calendar year total returns for its Class B shares. The performance table following the bar chart shows how the Fund's average annual returns for Class B shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Standard & Poor's Midcap 400 Index (S&P 400 Index), an unmanaged index that tracks the performance of middle-capitalization U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.

CALENDAR YEAR TOTAL RETURNS (CLASS B)

[BAR CHART]

YEAR           ALL-STAR EQUITY FUND
2001                3.47%

For period shown in bar chart:          Best quarter:  4th quarter 2001, +12.76%
                                       Worst quarter:  3rd quarter 2001, -13.83%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001

                            INCEPTION      1 YEAR     LIFE OF THE
                              DATE                       FUND
Class B (%)                  5/30/00         3.47         9.32
-------------------------------------------------------------------
S&P 400 Index (%)              N/A          -0.62         5.43(8)

(8)  Performance information is from May 31, 2000.

                       NEWPORT TIGER FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies located in the ten Tiger countries of Asia. The Tigers of Asia are Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, India, Indonesia, the People's Republic of China and the Philippines. In selecting investments for the Fund, Newport typically purchases stocks of quality growth companies.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that Newport's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

THE FUNDS  NEWPORT TIGER FUND, VARIABLE SERIES


Because the Fund's investments are concentrated in the ten Tiger countries of Asia, the Fund is particularly susceptible to regional risks. Events in any one Tiger country may impact the other countries or the Asian region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which may result in greater losses and volatility.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS  NEWPORT TIGER FUND, VARIABLE SERIES


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class B shares. The performance table following the bar chart shows how the Fund's average annual returns for Class B shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Morgan Stanley Capital International EAFE (GDP) Index (MSCI EAFE (GDP) Index), an unmanaged index that tracks the performance of equity securities of developed countries outside North America, including Hong Kong and Singapore and is weighted against the Gross Domestic Product. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in the Lipper Pacific Region - Annuities Funds Category (Lipper Average), as calculated by Lipper, Inc. This category is composed of funds with investment objectives similar to those of the Fund that are options under VA contracts or VLI policies. Sales charges are not reflected in the Lipper Average.

CALENDAR YEAR TOTAL RETURNS (CLASS B)(9)

[BAR CHART]

YEAR
1996               11.73%
1997              -31.14%
1998               -6.43%
1999               68.01%
2000              -15.27%
2001              -16.66%

For period shown in bar chart:           Best quarter: 4th quarter 1998, +37.93%
                                        Worst quarter: 2nd quarter 1998, -28.81%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001

                                        1 YEAR      5 YEARS        LIFE OF THE
                                                                       FUND
Class B (%)                             -16.66       -5.23(9)       -0.27(9)
--------------------------------------------------------------------------------
MSCI EAFE (GDP) Index (%)               -22.20        2.90           4.00(10)
--------------------------------------------------------------------------------
Lipper Average (%)                      -20.80       -7.94          -6.69(10)


(9) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on May 1, 1995, and Class B shares were initially offered on June 1, 2000.

(10) Performance information is from April 30, 1995.

                 RYDEX FINANCIAL SERVICES FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund invests in companies that are involved in the financial services sector (Financial Services Companies). The Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of Financial Services Companies that are traded in the United States. Financial Services Companies include commercial banks, savings and loan associations, insurance companies, brokerage companies or other investment related companies. Under Securities and Exchange Commission regulations, the Fund may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the Portfolio Manager's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Since the Fund invests in the securities of a limited number of issuers conducting business in the financial services sector, it is subject to concentration risk. Concentration risk is the risk that the securities of issuers in the financial services sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. Financial Services Companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, and the rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector.

As a non-diversified mutual fund, the Fund is allowed to invest a greater percentage of its total assets in the securities of a single issuer. This may increase the Fund's exposure to a single issuer and, therefore, the Fund may have a greater risk of loss than a similar diversified mutual fund.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS  RYDEX FINANCIAL SERVICES FUND, VARIABLE SERIES


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's performance by illustrating the Fund's calendar year total returns for its Class B shares. The performance table following the bar chart shows how the Fund's average annual returns for Class B shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Standard & Poor's Financial Services Index (S&P Financial Services Index), an unmanaged index that tracks the performance of domestic financial services stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.

CALENDAR YEAR TOTAL RETURNS (CLASS B)

[BAR CHART]

YEAR          ALL-STAR EQUITY FUND
2001              -11.86%


For period shown in bar chart:            Best quarter: 4th quarter 2001, +6.59%
                                        Worst quarter: 3rd quarter 2001, -12.10%


AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001

                                         INCEPTION      1 YEAR       LIFE OF THE
                                            DATE                         FUND
Class B (%)                               5/30/00       -11.86          4.56
--------------------------------------------------------------------------------
S&P Financial Services Index (%)            N/A          -8.95          5.09(11)



(11)     Performance information is from May 31, 2000.

                     RYDEX HEALTH CARE FUND, VARIABLE SERIES


INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund invests in companies that are involved in the health care industry (Health Care Companies). The Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of Health Care Companies that are traded in the United States. Health Care Companies include pharmaceutical companies, companies involved in research and development of pharmaceutical products and services, companies involved in the operation of health care facilities, and other companies involved in the design, manufacture, or sale of health care-related products or services.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the Portfolio Manager's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Since the Fund invests in the securities of a limited number of issuers conducting business in the health care sector, it is subject to concentration risk. Concentration risk is the risk that the securities of issuers in the health care sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Health Care Companies may fluctuate widely due to government regulation and approval of their products and services, which can have a significant effect on their price and availability. Furthermore, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a Health Care Company's market value and/or share price.

As a non-diversified mutual fund, the Fund is allowed to invest a greater percentage of its total assets in the securities of a single issuer. This may increase the Fund's exposure to a single issuer and, therefore, the Fund may have a greater risk of loss than a similar diversified mutual fund.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS  RYDEX HEALTH CARE FUND, VARIABLE SERIES


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's performance by illustrating the Fund's calendar year total returns for its Class B shares. The performance table following the bar chart shows how the Fund's average annual returns for Class B shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Standard & Poor's Health Care Index (S&P Health Care Index), an unmanaged index that tracks the performance of domestic health care stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.

CALENDAR YEAR TOTAL RETURNS (CLASS B)

[BAR CHART]

YEAR          ALL-STAR EQUITY FUND
2001              -11.95%


For period shown in bar chart:           Best quarter: 2nd quarter 2001, +1.31%
                                        Worst quarter: 1st quarter 2001, -14.06%


AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001

                                         INCEPTION      1 YEAR      LIFE OF THE
                                           DATE                        FUND
Class B (%)                               5/30/00       -11.95         2.70
--------------------------------------------------------------------------------
S&P Health Care Index (%)                   N/A         -11.95         3.57(12)



(12)   Performance information is from May 31, 2000.

                         TRUST MANAGEMENT ORGANIZATIONS


THE TRUSTEES
--------------------------------------------------------------------------------
The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR: LIBERTY ADVISORY SERVICES CORP.
--------------------------------------------------------------------------------
LASC, located at One Financial Center, Boston, Massachusetts 02111, is the Funds' investment advisor. LASC is an indirect wholly owned subsidiary of FleetBoston Financial Corporation (FleetBoston). LASC has been an investment advisor since 1993. As of March 31, 2002, LASC managed over $855.4 million in assets. LASC designates the Funds' Sub-Advisors, evaluates and monitors Sub-Advisors' performance and investment programs and recommends to the Board of Trustees whether Sub-Advisors' contracts should be continued or modified and the addition or deletion of Sub-Advisors. LASC also has the responsibility of administering the Trust's operations, which it may delegate, at its own expense, to certain affiliates. LASC has delegated its administrative responsibilities to Colonial in accordance with this authority.

For the 2001 fiscal year, aggregate advisory fees paid to LASC by the Funds amounted to the following annual rates of the average daily net assets of each specified Fund:

         Colonial High Yield Securities Fund, Variable Series          0.60%
         Colonial Strategic Income Fund, Variable Series               0.65%
         Colonial U.S. Growth & Income Fund, Variable Series           0.80%
         Liberty S&P 500 Index Fund, Variable Series                   0.40%
         Liberty Select Value Fund, Variable Series                    0.70%
         Newport Tiger Fund, Variable Series                           0.90%
         Rydex Financial Services Fund, Variable Series                0.85%
         Rydex Health Care Fund, Variable Series                       1.00%


INVESTMENT SUB-ADVISORS AND PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
The Sub-Advisors manage the assets of the Funds under the supervision of LASC and the Board of Trustees. Each Sub-Advisor determines which securities and other instruments are purchased and sold for the Fund(s) it sub-advises. Each Sub-Advisor is an indirect wholly owned subsidiary of FleetBoston.


COLONIAL

Colonial, an investment advisor since 1931, is the Sub-Advisor of each of the High Yield Fund, Strategic Income Fund, U.S. Growth & Income Fund, S&P 500 Fund, Select Value Fund, Financial Services Fund and Health Care Fund. Colonial's principal business address is One Financial Center, Boston, Massachusetts 02111. As of March 31, 2002, Colonial managed over $14.5 billion in assets.

LASC, out of the management fees it receives from the Funds, pays Colonial sub-advisory fees at the following annual rates of the average daily net assets of each specified Fund:

         Colonial High Yield Securities Fund, Variable Series          0.40%
         Colonial Strategic Income Fund, Variable Series               0.45%
         Colonial U.S. Growth & Income Fund, Variable Series           0.60%
         Liberty S&P 500 Index Fund, Variable Series                   0.20%
         Liberty Select Value Fund, Variable Series                    0.50%
         Rydex Financial Services Fund, Variable Series                0.65%
         Rydex Health Care Fund, Variable Series                       0.80%

Colonial also provides transfer agency, pricing and record keeping services for the Funds under separate agreements.

TRUST MANAGEMENT ORGANIZATIONS


SCOTT B. RICHARDS, a senior vice president of Colonial, has managed or co-managed the High Yield Fund since May, 1999. Prior to joining Colonial he was employed with State Street Research & Management Company as a vice president and a portfolio manager from January, 1994 to May, 1999.

DANIEL K. CANTOR, CFA, a senior vice president of Colonial, has co-managed the Select Value Fund since August, 2000. Mr. Cantor has managed or co-managed various other funds for Stein Roe & Farnham Incorporated (Stein Roe), an affiliate of Colonial, since 1994 and was a senior equity analyst for Stein Roe from 1985 through 1994.

JEFFREY C. KINZEL, CFA, a senior vice president of Colonial, has co-managed the Select Value Fund since August, 2000. Mr. Kinzel has been a portfolio manager for Stein Roe since 1996 and was an analyst for Stein Roe from 1991 through 1999.

LAURA A. OSTRANDER, a senior vice president of Colonial, has managed or co-managed the Strategic Income Fund since September, 2000 and has managed various other Colonial funds since December, 1996. Prior to joining Colonial, Ms. Ostrander was a portfolio manager with American Express Financial Advisers from July, 1994 to November, 1996.

HARVEY B. HIRSCHHORN, a senior vice president of Colonial, has co-managed the U.S. Growth & Income Fund since August, 2000. Mr. Hirschhorn has been affiliated with and has managed various other funds for Stein Roe, an affiliate of Colonial, since 1973.

SCOTT SCHERMERHORN, a senior vice president of Colonial, has co-managed the U.S. Growth & Income Fund since August, 2000. He has managed various other funds for Colonial since October, 1998. Prior to joining Colonial, Mr. Schermerhorn was the head of the value team at Federated Investors from May, 1996 to October, 1998 where he managed the American Leader Fund, Federated Stock Trust and Federated Stock and Bond Fund as well as other institutional accounts.

Colonial will use Newport's trading facilities when buying or selling foreign securities for the Funds' portfolios. Newport executes all trades under its own procedures.

Colonial's investment advisory business is part of a larger organization known as Columbia Management Group, Inc. (Columbia Management). Columbia Management is a wholly owned subsidiary of FleetBoston and includes several separate legal entities. Colonial and these other legal entities are managed by a single management team. These Columbia Management entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Fund. Colonial is a registered investment advisor.


RYDEX GLOBAL ADVISORS

Rydex Global Advisors (Rydex), an investment advisor since 1993, is the Portfolio Manager to the Financial Services Fund and the Health Care Fund.

Out of the management fees it receives from LASC, Colonial pays Rydex a fee at the following annual rates of average daily net assets of each specified Fund:

             Rydex Financial Services Fund, Variable Series            0.50%(13)
             Rydex Health Care Fund, Variable Series                   0.50%(13)

(13) When the combined assets of both the Financial Services Fund and Health Care Fund reach $300 million, the annual fee paid by Colonial to Rydex for each Fund will be reduced to 0.45% of the average daily net assets thereafter.

Each Fund is managed by a team and no one person is responsible for making investment decisions for a specific Fund.

A more complete description of Rydex is included in the Statement of Additional Information.

TRUST MANAGEMENT ORGANIZATIONS


SSGA FUNDS MANAGEMENT, INC.

SSgA Funds Management, Inc. (SSgA FM), the registered investment advisor of State Street Corporation, is the Portfolio Manager to the S&P 500 Fund.

Out of the management fees it receives from LASC, Colonial pays SSgA FM a fee at the annual rate of $25,000 on average daily net assets up to $50 million and 0.05% on average daily net assets thereafter.

TOM O'BRIEN, a principal of SSgA FM, has managed the S&P 500 Fund since its inception in May, 2000. A more complete description of SSgA FM is included in the Statement of Additional Information.


NEWPORT

Newport, an investment advisor since 1987, is the Sub-Advisor of the Tiger Fund. Newport's principal address is 580 California Street, Suite 1960, San Francisco, California 94104. As of March 31, 2002, Newport managed over $935 million in assets.

LASC, out of the management fees it receives from the Trust, pays Newport a sub-advisory fee at the annual rate of 0.70% of the average daily net assets of the Tiger Fund.

LYNDA COUCH, a managing director of Newport and Newport Pacific, has managed or co-managed the Tiger Fund since May, 1999. Ms. Couch has managed various other Newport Funds since April, 1995. Ms. Couch has been an officer of Newport and Newport Pacific since 1994.


AFFILIATED BROKER/DEALER

Colonial may use the services of AlphaTrade Inc., an affiliated broker-dealer, when buying or selling equity securities for a Fund's portfolio, pursuant to procedures adopted by the Board of Trustees.

RULE 12B-1 PLAN
--------------------------------------------------------------------------------
The Funds have adopted a plan under Rule 12b-1 that permits them to pay LFD marketing and other fees to support the sale and distribution of Class B shares. The annual distribution fee may equal up to 0.25% of average daily net assets for Class B shares. Distribution fees are paid out of the assets attributable to the Class B shares. LFD has voluntarily agreed to reimburse the distribution fee to the extent necessary to limit the Class B expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses, incurred by each of the following Funds to the following annual rates (as a percentage of Class B's average daily net assets):

U.S. Growth Fund:                                               1.00%
Strategic Income Fund:                                          1.00%
High Yield Fund:                                                0.95%
Select Value Fund                                               1.10%
Financial Services Fund                                         1.45%
Health Care Fund                                                1.60%
S&P 500 Fund                                                    0.75%

If, after reimbursing the distribution fee, Class B expenses are above the expense limit, LASC will then reimburse other Fund expenses for both Class A and Class B to the extent necessary to reach the expense limit.

Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges.

TRUST MANAGEMENT ORGANIZATIONS


MIXED AND SHARED FUNDING
--------------------------------------------------------------------------------
As described above, the Funds serve as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may, from time to time, become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                      OTHER INVESTMENT STRATEGIES AND RISKS

Each Fund's principal investment strategies and their associated risks are described under "The Funds - Principal Investment Strategies" and "The Funds - Principal Investment Risks." In seeking to meet their investment goals, the Funds may also invest in other securities and use certain other investment techniques. These securities and investment techniques offer opportunities and carry various risks. The Funds may elect not to buy any of these securities or use any of these techniques unless they believe that doing so will help them achieve their investment goals. The Funds may not always achieve their investment goals. Additional information about the Funds' securities and investment techniques, as well as the Funds' fundamental and non-fundamental investment policies, is contained in the Statement of Additional Information.

This section describes other investments the Funds may make and the risks associated with them. In seeking to achieve their investment goals, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). Except as otherwise noted, approval by a Fund's shareholders is not required to modify or change a Fund's investment goals or any of its investment strategies.

U.S. GOVERNMENT SECURITIES
--------------------------------------------------------------------------------
(Strategic Income Fund) The Fund will invest in U.S. government securities, including U.S. Treasuries and securities of various U.S. government agencies. Agency securities include mortgage-backed securities, which represent interests in pools of mortgages. The Fund has flexibility to vary its allocation among different types of U.S. government securities based upon Colonial's judgment of which types of securities will outperform others. In selecting investments for the Fund, Colonial considers a security's expected income, together with its potential to rise or fall in price.

STRUCTURE RISK
--------------------------------------------------------------------------------
(Strategic Income Fund, U.S. Growth & Income Fund, High Yield Fund) Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in mortgage-backed securities and asset-backed securities. Prepayment risk is the possibility that asset-backed securities may be prepaid if the underlying debt securities are prepaid. Prepayment risk for mortgage-backed securities is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed securities and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, these securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of these securities may be difficult to predict and result in greater volatility.

ZERO COUPON BONDS
--------------------------------------------------------------------------------
(Strategic Income Fund, High Yield Fund) Zero coupon bonds do not pay interest in cash on a current basis, but instead accrue interest over the life of the bond. As a result, these securities are issued at a deep discount. The value of these securities may fluctuate more than the value of similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest accrued on these securities is reported as income to a Fund and distributed to its shareholders.

CONVERTIBLE SECURITIES
--------------------------------------------------------------------------------
(U.S. Growth & Income Fund, High Yield Fund) Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stocks at a specified price or conversion ratio. The risk of investing in convertible securities, in addition to issuer risk and interest rate risk, is that the value of the underlying securities will fluctuate.

OTHER INVESTMENT STRATEGIES AND RISKS


DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
(All Funds) A Fund may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. A Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

ADDITIONAL EQUITY RISK
--------------------------------------------------------------------------------
(All Funds) The Funds may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. An investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

PRICING RISK
--------------------------------------------------------------------------------
(All Funds) The Funds' securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that a Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If a Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If a Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.

EARLY CLOSING RISK
--------------------------------------------------------------------------------
(All Funds) The normal close of trading of securities listed on the NASDAQ National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
At times, each Fund's Sub-Advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit.

(High Yield Fund) If necessary, the Fund has the ability to invest 100% of its assets in higher-rated securities, if, in Colonial's opinion, economic conditions create a situation where yield spreads narrow between lower- and higher-rated securities.

Taking a temporary defensive position may prevent a Fund from achieving its investment goals.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years (or shorter period if a Fund commenced operations less than five years ago), which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the Funds' financial statements, are included in the Funds' annual report. You can request a free annual report by writing LFD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

COLONIAL HIGH YIELD SECURITIES FUND, VARIABLE SERIES

                                                                               Year ended        Period ended
                                                                              December 31,       December 31,
                                                                                  2001             2000(a)

                                                                                Class B             Class B
                                                                                -------             -------
Net asset value, Beginning of period ($)                                          7.42               8.64
---------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income(b)                                                          0.74(c)            0.48
---------------------------------------------------------------------------------------------------------------
Net realized and unrealized loss on investments and foreign currency             (0.96)(c)          (0.91)
---------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                                 (0.22)             (0.43)
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                                       (0.66)             (0.75)
---------------------------------------------------------------------------------------------------------------
In excess of net investment income                                                 ---              (0.02)
---------------------------------------------------------------------------------------------------------------
Return of capital                                                                (0.04)             (0.02)
---------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                                     (0.70)             (0.79)
---------------------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                                                6.50               7.42
---------------------------------------------------------------------------------------------------------------
Total return (%)(d)(e)(f)                                                        (2.96)             (4.96)(g)
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses(h)                                                                       0.95               0.95(i)
---------------------------------------------------------------------------------------------------------------
Net investment income(h)                                                         10.19(c)            9.88(i)
---------------------------------------------------------------------------------------------------------------
Waiver/reimbursement                                                              0.23               0.24(i)
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                         54                 35
---------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                                            8,716              1,199


(a)      Class B shares were initially offered on June 1, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change, for the year ended December 31, 2001, was to increase net investment income per share by $0.05, decrease net realized and unrealized gain/loss per share by $0.05 and increase the ratio of net investment income to average net assets from 9.47% to 10.19%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(d)      Total return at net asset value assuming all distributions reinvested.

(e) Had the distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(g)      Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(i)      Annualized.

FINANCIAL HIGHLIGHTS


COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES


                                                        Year ended       Period ended
                                                       December 31,      December 31,
                                                           2001            2000 (a)

                                                         Class B           Class B
                                                         -------           -------
Net asset value, Beginning of period ($)                   9.41             10.24
--------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income(b)                                   0.79(c)           0.56
--------------------------------------------------------------------------------------
Net realized and unrealized loss on investments           (0.46)(c)         (0.37)
--------------------------------------------------------------------------------------
Total from Investment Operations                           0.33              0.19
--------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                (0.81)            (0.99)
--------------------------------------------------------------------------------------
Return of capital                                         (0.02)            (0.03)
--------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders              (0.83)            (1.02)
--------------------------------------------------------------------------------------
Net asset value, End of period ($)                         8.91              9.41
--------------------------------------------------------------------------------------
Total return (%)(d)(e)(f)                                  3.54              1.92(g)
--------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses(h)                                                1.00              1.00(i)
--------------------------------------------------------------------------------------
Net investment income(h)                                   8.27(c)           9.39(i)
--------------------------------------------------------------------------------------
Waiver/reimbursement                                       0.10              0.03(i)
--------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                  62                31
--------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                    19,481             3,579


(a)      Class B shares were initially offered on June 1, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.03, decrease net realized and unrealized loss per share by $0.03 and decrease the ratio of net investment income to average net assets from 8.55% to 8.27%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(d)      Total return at net asset value assuming all distributions reinvested.

(e) Had the distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(g)      Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(i)      Annualized.

FINANCIAL HIGHLIGHTS


COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES


                                                            Year ended      Period ended
                                                           December 31,      December 31,
                                                               2001            2000(a)

                                                              Class B          Class B
                                                              -------          -------
Net asset value, Beginning of period ($)                       18.26           19.82
------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income(b)                                        0.15            0.08
------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments         (0.35)           0.65
------------------------------------------------------------------------------------------
Total from Investment Operations                               (0.20)           0.73
------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                     (0.15)          (0.17)
------------------------------------------------------------------------------------------
In excess of net investment income                               ---             ---(c)
------------------------------------------------------------------------------------------
From net realized capital gains                                (2.34)          (2.12)
------------------------------------------------------------------------------------------
Return of capital                                              (0.04)            ---
------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                   (2.53)          (2.29)
------------------------------------------------------------------------------------------
Net asset value, End of period ($)                             15.53           18.26
------------------------------------------------------------------------------------------
Total return (%)(d)(e)(f)                                      (0.65)           3.64(g)
------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses(h)                                                     1.00            1.00(i)
------------------------------------------------------------------------------------------
Net investment income(h)                                        0.88            0.71(i)
------------------------------------------------------------------------------------------
Waiver/reimbursement                                            0.21            0.13(i)
------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                       53             120
------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                         25,742           4,318


(a)      Class B shares were initially offered on June 1, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c)      Rounds to less than $0.01.

(d)      Total return at net asset value assuming all distributions reinvested.

(e) Had the manager and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(g)      Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(i)      Annualized.

FINANCIAL HIGHLIGHTS


LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES


                                                        Year ended      Period ended
                                                       December 31,     December 31,
                                                           2001           2000(a)

                                                          Class B          Class B
                                                          -------          -------
Net asset value, Beginning of period ($)                   11.31            12.00
-------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income(b)                                    0.07             0.07
-------------------------------------------------------------------------------------
Net realized and unrealized loss on investments
   and futures contracts                                   (1.43)           (0.70)
-------------------------------------------------------------------------------------
Total from Investment Operations                           (1.36)           (0.63)
-------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS($):
From net investment income                                 (0.06)           (0.06)
-------------------------------------------------------------------------------------
Net asset value, End of period ($)                          9.89            11.31
-------------------------------------------------------------------------------------
Total return (%)(c)(d)(e)                                 (12.07)           (5.29)(f)
-------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses(g)                                                 0.75             0.75(h)
-------------------------------------------------------------------------------------
Net investment income(g)                                    0.72             0.89(h)
-------------------------------------------------------------------------------------
Waiver/reimbursement                                        0.53             0.61(h)
-------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                    7                2(f)
-------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                     28,835           12,098


(a) For the period from commencement of operations on May 30, 2000 to December 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c)      Total return at net asset value assuming all distributions reinvested.

(d) Had the manager and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Total return figures do not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f)      Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(h)      Annualized.

FINANCIAL HIGHLIGHTS


LIBERTY SELECT VALUE FUND, VARIABLE SERIES

                                                           Year ended      Period ended
                                                          December 31,     December 31,
                                                             2001            2000(a)

                                                            Class B          Class B
                                                            -------          -------
Net asset value, Beginning of period ($)                     13.24            12.00
-----------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income(b)                                      0.05             0.09
-----------------------------------------------------------------------------------------
Net realized and unrealized gain on investments               0.41             1.28
-----------------------------------------------------------------------------------------
Total from Investment Operations                              0.46             1.37
-----------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                   (0.03)           (0.07)
-----------------------------------------------------------------------------------------
From net realized capital gains                              (0.02)             ---(c)
-----------------------------------------------------------------------------------------
Return of capital                                              ---            (0.06)
-----------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                 (0.05)           (0.13)
-----------------------------------------------------------------------------------------
Net asset value, End of period ($)                           13.65            13.24
-----------------------------------------------------------------------------------------
Total return (%)(d)(e)(f)                                     3.47            11.38(g)
-----------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses(h)                                                   1.10             1.10(i)
-----------------------------------------------------------------------------------------
Net investment income(h)                                      0.34             1.13(i)
-----------------------------------------------------------------------------------------
Waiver/reimbursement                                          0.73             1.56(i)
-----------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                     15               26(g)
-----------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                       16,886            3,762


(a) For the period from commencement of operations on May 30, 2000 to December 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c)      Rounds to less than $0.01.

(d)      Total return at net asset value assuming all distributions reinvested.

(e) Had the distributor and the manager not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) Total return figures do not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(g)      Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(i)      Annualized.

FINANCIAL HIGHLIGHTS


NEWPORT TIGER FUND, VARIABLE SERIES


                                                         Year ended     Period ended
                                                        December 31,    December 31,
                                                            2001          2000(a)

                                                           Class B        Class B
                                                           -------        -------
Net asset value, Beginning of period ($)                    2.19            2.35
-------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income(b)                                    0.01             ---(c)
-------------------------------------------------------------------------------------
Net realized and unrealized loss on investments
    and foreign currency                                   (0.37)          (0.14)
-------------------------------------------------------------------------------------
Total from Investment Operations                           (0.36)          (0.14)
-------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                 (0.02)          (0.02)
-------------------------------------------------------------------------------------
Net asset value, End of period ($)                          1.81            2.19
-------------------------------------------------------------------------------------
Total return (%)(d)(e)                                    (16.66)          (5.94)(f)
-------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses(g)                                                 1.56            1.47(h)
-------------------------------------------------------------------------------------
Net investment income(g)                                    0.74            0.11(h)
-------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                   24              22
-------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                      2,232             644


(a)      Class B shares were initially offered on June 1, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c)      Rounds to less than $0.01.

(d)      Total return at net asset value assuming all distributions reinvested.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f)      Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(h)      Annualized.

FINANCIAL HIGHLIGHTS


RYDEX FINANCIAL SERVICES FUND, VARIABLE SERIES


                                                              Year ended     Period ended
                                                             December, 31    December 31,
                                                                 2001          2000(a)

                                                                Class B        Class B
                                                                -------        -------
Net asset value, Beginning of period ($)                        14.50           12.00
-------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income(b)                                         0.06            0.04
-------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments          (1.78)           2.58
-------------------------------------------------------------------------------------------
Total from Investment Operations                                (1.72)           2.62
-------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                      (0.04)          (0.02)
-------------------------------------------------------------------------------------------
In excess of net investment income                                ---           (0.01)
-------------------------------------------------------------------------------------------
From net realized capital gains                                 (0.01)          (0.05)
-------------------------------------------------------------------------------------------
Return of capital                                                 ---           (0.04)
-------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                    (0.05)          (0.12)
-------------------------------------------------------------------------------------------
Net asset value, End of period ($)                              12.73           14.50
-------------------------------------------------------------------------------------------
Total return (%)(c)(d)(e)                                      (11.86)          21.79(f)
-------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses(g)                                                      1.45            1.45(h)
-------------------------------------------------------------------------------------------
Net investment income(g)                                         0.44            0.50(h)
-------------------------------------------------------------------------------------------
Waiver/reimbursement                                             1.57            3.14(h)
-------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                        57               4(f)
-------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                           4,586           2,606


(a) For the period from commencement of operations on May 30, 2000 to December 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c)      Total return at net asset value assuming all distributions reinvested.

(d) Had the manager and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Total return figures do not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f)      Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(h)      Annualized.

FINANCIAL HIGHLIGHTS


RYDEX HEALTH CARE FUND, VARIABLE SERIES


                                                             Year ended     Period ended
                                                            December 31,    December 31,
                                                                2001          2000(a)

                                                              Class B         Class B
                                                              -------         -------
Net asset value, Beginning of period ($)                       14.22          12.00
------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment loss(b)                                         (0.06)         (0.03)
------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments         (1.64)          2.25
------------------------------------------------------------------------------------------
Total from Investment Operations                               (1.70)          2.22
------------------------------------------------------------------------------------------
Net asset value, End of period ($)                             12.52          14.22
------------------------------------------------------------------------------------------
Total return (%)(c)(d)(e)                                     (11.95)         18.50(f)
------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses(g)                                                     1.60           1.60(h)
------------------------------------------------------------------------------------------
Net investment loss(g)                                         (0.49)         (0.37)(h)
------------------------------------------------------------------------------------------
Waiver/reimbursement                                            1.01           2.79(h)
------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                       12              0(f)
------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                          7,009          3,347


(a) For the period from commencement of operations on May 30, 2000 to December 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c)      Total return at net asset value assuming all distributions reinvested.

(d) Had the manager and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f)      Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(h)      Annualized.

                             SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS

The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Funds issue and redeem shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.


HOW THE FUNDS CALCULATE NET ASSET VALUE

Each share price is its net asset value next determined. Each Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

To calculate the net asset value on a given day, the Funds value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Funds value the security at the most recent quoted bid price. The Funds value each over-the-counter security or NASDAQ National Market System security as of the last sales price for that day. The Funds value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

The Funds value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when the Funds determine that the sale or bid price of the security does not reflect that security's market value, the Funds will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

The Funds may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. A Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of a Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.


DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

SHAREHOLDER INFORMATION


TAX CONSEQUENCES

Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the Code). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.


OTHER CLASS OF SHARES

The Funds also offer an additional class of shares, Class A shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

                                   APPENDIX A

                             MORNINGSTAR CATEGORIES

In an effort to distinguish funds by what they own, as well as by their prospectus objectives and styles, Morningstar developed the Morningstar categories. While the prospectus objective identifies a fund's investment goals based on the wording in the fund prospectus, the Morningstar category identifies funds based on their actual investment styles as measured by their underlying portfolio holdings (portfolio statistics and compositions over the past three years). Morningstar may change a fund's category assignment from time to time.

Morningstar places domestic equity funds in a category based on the style and size of the stocks they typically own. The style and size parameters are based on the divisions used in the investment style box: Value, Blend, or Growth style and Small, Middle, or Large median market capitalization (see "Morningstar Style Box" below for more details on style methodology). By reviewing their investment style over the past three years, Morningstar places domestic equity funds in one of the following nine categories: Large Growth, Large Blend, Large Value, Mid-Cap Growth, Mid-Cap Blend, Mid-Cap Value, Small Growth, Small Blend, and Small Value. Morningstar also includes several other domestic equity categories, including: Specialty Health Care, Specialty Technology, Specialty Utilities, Specialty Communications, Specialty Financials, Specialty Real Estate, Specialty Natural Resources, Convertible Bond, and Domestic Hybrid.


                              MORNINGSTAR STYLE BOX

The style box is a snapshot in time. It identifies the fund's investment style as of a particular date. The Morningstar category is based on style box information from the trailing 36 months. It provides a general picture of the fund's investment style over the past three years.

The Morningstar equity style box is a nine-box matrix that displays both the fund's investment methodology and the size of the companies in which it invests. Set forth below is the nine-box matrix.


      VALUE      BLEND    GROWTH
        1          2         3          LARGE
        4          5         6          MID-CAP
        7          8         9          SMALL


The equity style box for domestic stock funds comprises two components: MARKET CAPITALIZATION on the vertical axis and VALUATION on the horizontal axis.

MARKET CAPITALIZATION: Morningstar ties market cap to the relative movements of the market. The top 5% of the 5000 largest domestic stocks in Morningstar's equity database are classified as large-cap, the next 15% of the 5000 are mid-cap, and the remaining 80% (as well as companies that fall outside the largest 5000) are small-cap.

Morningstar then determines a fund's market cap by ranking the stocks in a fund's portfolio from the largest market-capitalized stock to the smallest, and then calculating the average weighted market capitalization of the stocks in the middle quintile (middle 40th percentile to 60th percentile) of the portfolio. After a fund's market cap has been determined, Morningstar places the fund in the large-cap, mid-cap or small-cap group noted above.

APPENDIX A


VALUATION: Morningstar categorizes funds by comparing the stocks in their portfolios with the most relevant of the three market cap groups. Specifically, each stock in Morningstar's equities database receives a price-to-earnings (P/E) score and a price-to-book (P/B) score. This is derived by dividing each stock's P/E and P/B by the asset-weighted median P/E and asset-weighted median P/B, respectively, of the stock's market cap group. For example, to calculate the asset-weighted median P/E, Morningstar first ranks the P/E ratios of the stocks in each market-cap group from highest to lowest, then counts down by their market caps until it reaches the 50(th) percentile of that market-cap group. The P/E ratio attached to that stock is the asset-weighted median P/E. Morningstar does the same to find the asset-weighted median P/B. Next, Morningstar calculates the P/E style box score and the P/B style box score for each fund by ranking the stocks in a fund's portfolio by their P/E scores and P/B scores, respectively, and then calculating an average weighted P/E score and an average weighted P/B score from the stocks in the middle quintile of each fund's portfolio. These average weighted scores are the P/E style box score and the P/B style box score of the fund's portfolio.

For each measure, 1.00 represents the market-cap group average. If the fund has a P/E style box score + P/B style box score that exceeds 2.25, the fund is categorized as growth. If the combined score falls below 1.75, the fund is categorized as value. Finally, if the score is between 1.75 and 2.25, the fund is categorized as blend.

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor at:

Liberty Funds Distributor, Inc.
One Financial Center

Boston, MA  02111-2621
1-800-426-3750
www.libertyfunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Variable Investment Trust: 811-07556

Colonial High Yield Securities Fund, Variable Series
Colonial Strategic Income Fund, Variable Series
Colonial U.S. Growth & Income Fund, Variable Series
Liberty S&P 500 Index Fund, Variable Series
Liberty Select Value Fund, Variable Series
Newport Tiger Fund, Variable Series
Rydex Financial Services Fund, Variable Series
Rydex Health Care Fund, Variable Series


                           [LIBERTY FUNDS LETTERHEAD]

                        LIBERTY VARIABLE INVESTMENT TRUST

PROSPECTUS DATED MAY 1, 2002

Colonial Global Equity Fund, Variable Series
Colonial High Yield Securities Fund, Variable Series
Colonial International Horizons Fund, Variable Series
Colonial Small Cap Value Fund, Variable Series
Colonial Strategic Income Fund, Variable Series
Colonial U.S. Growth & Income Fund, Variable Series
Crabbe Huson Real Estate Investment Fund, Variable Series
Liberty All-Star Equity Fund, Variable Series
Newport Tiger Fund, Variable Series
Stein Roe Global Utilities Fund, Variable Series

CLASS A AND B SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                     * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                     * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


------------------------------
 Not FDIC    May Lose Value
            ------------------
  Insured    No Bank Guarantee
------------------------------

                                TABLE OF CONTENTS

THE TRUST                                                                      3
--------------------------------------------------------------------------------

THE FUNDS                                                                      4
--------------------------------------------------------------------------------

Defining Capitalization........................................................4
Each of these sections discusses the following topics:
Investment Goals, Principal Investment Strategies,
Principal Investment Risks and Performance History
Colonial Global Equity Fund, Variable Series...................................5
Colonial High Yield Securities Fund, Variable Series...........................8
Colonial International Horizons Fund, Variable Series.........................11
Colonial Small Cap Value Fund, Variable Series................................14
Colonial Strategic Income Fund, Variable Series...............................17
Colonial U.S. Growth & Income Fund, Variable Series...........................20
Crabbe Huson Real Estate Investment Fund, Variable Series.....................23
Liberty All-Star Equity Fund, Variable Series.................................26
Newport Tiger Fund, Variable Series...........................................29
Stein Roe Global Utilities Fund, Variable Series..............................32

TRUST MANAGEMENT ORGANIZATIONS                                                35
--------------------------------------------------------------------------------

The Trustees..................................................................35
Investment Advisor:  Liberty Advisory Services Corp...........................35
Investment Sub-Advisors and Portfolio Managers................................35
Rule 12b-1 Plan...............................................................39
Mixed and Shared Funding......................................................39

OTHER INVESTMENT STRATEGIES AND RISKS                                         40
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS                                                          42
--------------------------------------------------------------------------------

SHAREHOLDER INFORMATION                                                       52
--------------------------------------------------------------------------------

Purchases and Redemptions.....................................................52
How the Funds Calculate Net Asset Value.......................................52
Dividends and Distributions...................................................52
Tax Consequences..............................................................53
Other Class of Shares.........................................................53

APPENDIX A                                                                    54
--------------------------------------------------------------------------------

                                    THE TRUST

Liberty Variable Investment Trust (Trust) includes seventeen separate mutual funds (Funds), each with its own investment goals and strategies. This Prospectus contains information about ten of the Funds in the Trust. Liberty Advisory Services Corp. (LASC) is the investment advisor to each Fund. LASC has appointed an investment sub-advisor (Sub-Advisor) for each Fund. All of the Sub-Advisors are affiliates of LASC. The Funds have the following Sub-Advisors:

-----------------------------------------------------------------------------------------------------------------------------------
                                  FUND                                                           SUB-ADVISOR
-----------------------------------------------------------------------------------------------------------------------------------
Colonial Global Equity Fund, Variable Series (Global Equity Fund)                          Colonial Management Associates, Inc.
Colonial High Yield Securities Fund, Variable Series (High Yield Fund)                     (Colonial)
Colonial International Horizons Fund, Variable Series (International Horizons Fund)
Colonial Small Cap Value Fund, Variable Series (Small Cap Fund)
Colonial Strategic Income Fund, Variable Series (Strategic Income Fund)
Colonial U.S. Growth & Income Fund, Variable Series (U.S. Growth & Income Fund)
-----------------------------------------------------------------------------------------------------------------------------------
Crabbe Huson Real Estate Investment Fund, Variable Series (Real Estate Fund)               Crabbe Huson Group, Inc.
                                                                                           (Crabbe Huson)
-----------------------------------------------------------------------------------------------------------------------------------
Liberty All-Star Equity Fund, Variable Series (All-Star Equity Fund)                       Liberty Asset Management Company
                                                                                           (LAMCO)
-----------------------------------------------------------------------------------------------------------------------------------
Newport Tiger Fund, Variable Series (Tiger Fund)                                           Newport Fund Management, Inc. (Newport)
-----------------------------------------------------------------------------------------------------------------------------------
Stein Roe Global Utilities Fund, Variable Series (Global Utilities Fund)                   Stein Roe & Farnham Incorporated
                                                                                           (Stein Roe)
-----------------------------------------------------------------------------------------------------------------------------------


Other funds may be added or deleted from time to time. Each Fund offers two classes of shares -- Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class A shares, except for the Global Equity Fund, International Horizons Fund and Real Estate Fund. This prospectus contains only Class B shares for the Global Equity Fund, International Horizons Fund and Real Estate Fund.

The Trust's Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by life insurance companies (Participating Insurance Companies). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The principal underwriter of the Funds is Liberty Funds Distributor, Inc. (LFD). LFD is an affiliate of LASC.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy of those prospectuses.

                                    THE FUNDS

DEFINING CAPITALIZATION

A company's market capitalization is simply its stock price multiplied by the number of shares of stock it has outstanding. In the financial markets, companies generally are sorted into one of three capitalization-based categories: large capitalization (large-cap); middle capitalization (mid-cap); or small capitalization (small-cap). In defining a company's market capitalization, the advisor uses capitalization-based categories that are based in part on those of Standard & Poor's Index Services. All market capitalizations are determined at the time of purchase.

LARGE CAPITALIZATION. Large-cap stocks are stocks with market capitalizations greater than $5 billion. In addition, any stock that is represented in the Standard & Poor's 500 Index is considered a large-cap stock.

MIDDLE CAPITALIZATION. Mid-cap stocks are stocks with market capitalizations between $1 billion and the capitalization of the largest stock in the Standard & Poor's MidCap 400 Index (S&P MidCap Index) ($10.4 billion as of December 31,
2001). In addition, any stock that is represented in the S&P MidCap Index is considered a mid-cap stock.

SMALL CAPITALIZATION. Small-cap stocks are stocks with market capitalizations equal to or less than the capitalization of the largest stock in the Standard & Poor's SmallCap 600 Index ($3.8 billion as of December 31, 2001).

                  COLONIAL GLOBAL EQUITY FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth by investing primarily in global equities.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. and foreign equity securities. The Fund may invest in companies of any size, including small-cap stocks. The Fund may also invest in high-quality U.S. and foreign government debt securities. The Fund generally diversifies its holdings across several different countries and regions.

The Fund may invest up to 10% of its assets in shares of other investment companies. Investing in investment companies may involve payment of duplicate fees because the Fund, as a shareholder, will indirectly pay a portion of the other investment company's expenses.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that Colonial's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

THE FUNDS  COLONIAL GLOBAL EQUITY FUND, VARIABLE SERIES


Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS  COLONIAL GLOBAL EQUITY FUND, VARIABLE SERIES


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class B shares. The performance table following the bar chart shows how the Fund's average annual returns for Class B shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Morgan Stanley Capital International World (GDP) Index (MSCI World Index), an unmanaged index that tracks the performance of global stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.

CALENDAR YEAR TOTAL RETURNS (CLASS B)

[BAR CHART]

YEAR          HIGH YIELD FUND
2000              -15.79%
2001              -24.58%


For period shown in bar chart:            Best quarter: 4th quarter 2001, +3.49%
                                        Worst quarter: 3rd quarter 2001, -16.50%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001

                                         INCEPTION      1 YEAR       LIFE OF THE
                                           DATE                         FUND
Class B (%)                               6/1/99        -24.58         -12.18
--------------------------------------------------------------------------------
MSCI World Index (%)                        N/A         -19.15          -6.02(1)


(1)  Performance information is from May 31, 1999.

              COLONIAL HIGH YIELD SECURITIES FUND, VARIABLE SERIES


INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks high current income and total return.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund pursues its investment goals by investing at least 80% of its net assets (plus any borrowings for investment purposes) in lower-rated corporate debt securities. These securities have the following ratings:

         -        BB through D by Standard & Poor's;

         -        Ba through C by Moody's Investors Service, Inc.;

         - a comparable rating by another nationally recognized rating service; or

         - the security is unrated and Colonial believes it to be comparable in quality to securities having such ratings as noted above.

The Fund also may invest in equity securities to seek capital appreciation. Equity securities include common stocks, preferred stocks, warrants and debt securities convertible into common stocks. Additionally, the Fund may invest in securities issued or guaranteed by foreign governments or foreign companies, including securities issued in emerging market countries.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that Colonial's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and privately issued mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

THE FUNDS  COLONIAL HIGH YIELD SECURITIES FUND, VARIABLE SERIES


Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS  COLONIAL HIGH YIELD SECURITIES FUND, VARIABLE SERIES


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the CS First Boston High Yield Index (CS First Boston Index), a broad-based, unmanaged index that tracks the performance of high yield bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in the Lipper High Current Yield - Annuities Funds Category (Lipper Average), as calculated by Lipper, Inc. This category is composed of funds with investment objectives similar to those of the Fund that are options under VA contracts or VLI policies. Sales charges are not reflected in the Lipper Average.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

YEAR          HIGH YIELD FUND
1999                1.65%
2000               -6.89%
2001               -2.82%


For period shown in bar chart:            Best quarter: 4th quarter 2001, +6.63%
                                         Worst quarter: 3rd quarter 2001, -7.49%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001

                                          INCEPTION      1 YEAR      LIFE OF THE
                                            DATE                        FUND
Class A (%)                                5/19/98       -2.82          -2.98
--------------------------------------------------------------------------------
CS First Boston Index (%)                    N/A          5.78           0.02(2)
--------------------------------------------------------------------------------
Lipper Average (%)                           N/A          1.08          -2.03(2)


(2)  Performance information is from May 31, 1998.

              COLONIAL INTERNATIONAL HORIZONS FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 65% of its total assets in non-U.S. equity securities of growth companies that Colonial believes will provide superior long-term growth.

In selecting stocks for the Fund, Colonial will choose stocks of growth companies with long-term, above average growth potential, in market segments that are driving economic growth. Stock selection will target high quality companies with proven management and low levels of debt.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that Colonial's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

THE FUNDS  COLONIAL INTERNATIONAL HORIZONS FUND, VARIABLE SERIES


Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

As a non-diversified mutual fund, the Fund is allowed to invest a greater percentage of its total assets in the securities of a single issuer. This may increase the Fund's exposure to a single issuer and, therefore, the Fund may have a greater risk of loss than a similar diversified mutual fund.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS  COLONIAL INTERNATIONAL HORIZONS FUND, VARIABLE SERIES


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class B shares. The performance table following the bar chart shows how the Fund's average annual returns for Class B shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Morgan Stanley Capital International EAFE (GDP) Index (MSCI EAFE (GDP) Index), an unmanaged index that tracks the performance of equity securities of developed countries outside North America and is weighted against the Gross Domestic Product. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.

CALENDAR YEAR TOTAL RETURNS (CLASS B)

[BAR CHART]

YEAR          HIGH YIELD FUND
2000              -19.25%
2001              -23.64%


For period shown in bar chart:            Best quarter: 4th quarter 2001, +2.30%
                                        Worst quarter: 1st quarter 2001, -17.30%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001


                                         INCEPTION      1 YEAR       LIFE OF THE
                                           DATE                         FUND
Class B (%)                               6/1/99        -23.64          -9.80
--------------------------------------------------------------------------------
MSCI EAFE (GDP) Index (%)                   N/A         -22.20          -5.85(3)


(3)  Performance information is from May 31, 1999.

                 COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth by investing primarily in smaller capitalization equities.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization stocks of U.S. companies. The remainder of the Fund's assets may be invested in other stocks, or in bonds that are rated or considered by Colonial to be investment-grade. When purchasing securities for the Fund, Colonial may choose securities of companies it believes are undervalued.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that Colonial's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

THE FUNDS  COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES


Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in Colonial's opinion, undervalued. If Colonial's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value Colonial has placed on it.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS  COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. Beginning in 2002, the Fund's benchmark was changed to the Standard & Poor's SmallCap 600/Barra Value Index (S&P 600/Barra Value Index), an unmanaged index that tracks the performance of value stocks, as determined by low price-to-book ratios included in the Standard & Poor's SmallCap 600 Index. Previously, the Fund's returns were compared to the Russell 2000 Index (Russell 2000 Index), an unmanaged index that tracks the performance of small-capitalization stocks traded on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market System. Colonial believes that the S&P 600/Barra Value Index, because of its greater emphasis on value stocks, more accurately reflects the type of securities in which the Fund invests. The Fund's average annual returns for the one-year and the life of the Fund periods are shown compared to the S&P 600/Barra Value Index, as well as the Fund's previous benchmark, the Russell 2000 Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

YEAR          SMALL CAP FUND
1999                6.34%
2000               18.88%
2001                9.30%


For period shown in bar chart:           Best quarter: 4th quarter 2001, +17.25%
                                        Worst quarter: 1st quarter 1999, -13.27%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001

                                        INCEPTION     1 YEAR         LIFE OF THE
                                          DATE                          FUND
Class A (%)                              5/19/98        9.30            5.13
--------------------------------------------------------------------------------
S&P 600/Barra Value Index (%)              N/A         13.10            4.92(4)
--------------------------------------------------------------------------------
Russell 2000 Index (%)                     N/A          2.49            1.64(4)


(4)  Performance information is from April 30, 1998.

                 COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks current income consistent with prudent risk. The Fund also seeks maximum total return.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund seeks to achieve its investment goals by investing primarily in:

         -        debt securities issued by the U.S. government;

         - debt securities issued by foreign governments and foreign companies including securities issued in emerging market countries; and

         -        lower-rated corporate debt securities.

Colonial allocates the Fund's investments among these types of securities at any given time based on its estimate of the expected performance and risk of each type of investment.

The Fund pursues its investment goals by investing a portion of its assets in lower-rated corporate debt securities. These securities have the following ratings:

         -        BB through D by Standard & Poor's;

         -        Ba through C by Moody's Investors Service, Inc.;

         - a comparable rating by another nationally recognized rating service; or

         - the security is unrated and Colonial believes it to be comparable in quality to securities having such ratings as noted above.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that Colonial's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with comparable funds.

THE FUNDS  COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES


Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and privately issued mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS  COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Lehman Brothers Government/Credit Index (Lehman Government/Credit Index), an unmanaged index that tracks the performance of a selection of U.S. government and investment grade U.S. corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in the Lipper General Bonds - Annuities Funds Category (Lipper Average), as calculated by Lipper, Inc.. This category is composed of funds with investment objectives similar to those of the Fund that are options under VA contracts or VLI policies. Sales charges are not reflected in the Lipper Average.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

YEAR
1995               18.30%
1996                9.83%
1997                9.11%
1998                6.03%
1999                1.78%
2000                0.16%
2001                3.68%


For period shown in bar chart:            Best quarter: 1st quarter 1995, +5.62%
                                         Worst quarter: 2nd quarter 2001, -1.56%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001

                                       INCEPTION   1 YEAR   5 YEARS  LIFE OF THE
                                         DATE                           FUND
Class A (%)                             7/5/94      3.68      4.10      6.53
--------------------------------------------------------------------------------
Lehman Government/Credit Index (%)        N/A       8.50      7.37      7.88(5)
--------------------------------------------------------------------------------
Lipper Average (%)                        N/A       5.62      5.20      7.00(5)


(5)  Performance information is from June 30, 1994

               COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks long-term growth and income.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. securities, primarily consisting of large-capitalization stocks. Up to 10% of the Fund's assets may be invested in debt securities.

In selecting debt securities for the Fund, Colonial may invest in:

         -        debt securities that are convertible into common stock;

         - corporate debt securities that are rated investment grade by at least two nationally recognized rating organizations (investment grade stocks have a rating of BBB or higher by Standard & Poor's or Baa or higher by Moody's Investors Service, Inc.); and

         -        debt securities issued or guaranteed by the U.S. government.

When purchasing securities for the Fund, Colonial generally chooses securities of companies it believes are undervalued.

The Fund compares its performance to other similarly managed mutual funds as determined by Morningstar, Inc. (Morningstar). For performance comparison purposes, Morningstar places an equity fund in one of nine "categories" based upon guidelines established by Morningstar that examine both a fund's investment methodology and the size of the companies in which the fund invests. Colonial generally manages the Fund in accordance with the Morningstar guidelines for a "Large Cap Value" fund. See Appendix A for a description of the Morningstar categories.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that Colonial's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with comparable funds.

THE FUNDS  COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES


Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and privately issued mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in Colonial's opinion, undervalued. If Colonial's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value Colonial has placed on it.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS  COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large capitalization U.S. common stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

YEAR          U.S. GROWTH & INCOME FUND
1995               29.70%
1996               21.84%
1997               32.23%
1998               20.15%
1999               12.00%
2000                3.60%
2001               -0.60%

For period shown in bar chart:           Best quarter: 4th quarter 1998, +21.79%
                                        Worst quarter: 3rd quarter 1998, -14.16%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001

                         INCEPTION      1 YEAR        5 YEARS        LIFE OF THE
                           DATE                                         FUND
Class A (%)               7/5/94         -0.60         12.88            15.91
--------------------------------------------------------------------------------
S&P 500 Index (%)           N/A         -11.88         10.70            15.51(6)


(6)  Performance information is from June 30, 1994.

      THIS FUND IS CLOSED TO FUTURE INVESTMENTS OR TRANSFERS INTO THE FUND.

            CRABBE HUSON REAL ESTATE INVESTMENT FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks to provide growth of capital and current income.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts (REITs) and other real estate industry companies. In managing the Fund, Crabbe Huson follows a basic value contrarian approach in selecting securities for the Fund's portfolio.

The contrarian approach puts primary emphasis on security prices, balance sheet and cash flow analyses and on the relationship between the market price of a security and its estimated intrinsic value as a share of an ongoing business.

REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interest. The Fund's REIT investments will consist primarily of equity REITs which invest the majority of their assets directly in real estate and derive income primarily from rents.

Other real estate industry companies in which the Fund may invest are companies that derive at least 50% of their revenues or profits from either (a) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or (b) products or services related to the real estate industry, such as building supplies or mortgage servicing.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that Crabbe Huson's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

THE FUNDS  CRABBE HUSON REAL ESTATE INVESTMENT FUND, VARIABLE SERIES


The Fund may invest in equity real estate investment trusts (REITs). REITs are entities which either own properties or make construction or mortgage loans. REITs may also include operating or finance companies. Investing in REITs involves certain unique risks in addition to those risks associated with the real estate industry in general. The prices of equity REITs are affected by changes in the value of the underlying property owned by the REITs. In addition, although the Fund does not invest directly in real estate, a REIT investment by the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.

The basic value contrarian approach is based on Crabbe Huson's belief that the securities of many companies often sell at a discount from the securities' estimated intrinsic value. Crabbe Huson attempts to identify and invest in such undervalued securities in the hope that their market price will rise to their estimated intrinsic value. If Crabbe Huson's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value Crabbe Huson has placed on it.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS  CRABBE HUSON REAL ESTATE INVESTMENT FUND, VARIABLE SERIES


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class B shares. The performance table following the bar chart shows how the Fund's average annual returns for Class B shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the NAREIT Equity Index (NAREIT Index), an unmanaged index that tracks the performance of all equity real estate investment trusts that trade on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market System. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are compared to the average return of the funds included in the Lipper Real Estate Annuities Universe Funds Category (Lipper Average), as calculated by Lipper, Inc. This category is composed of funds with investment objectives similar to those of the Fund that are options under VA contracts or VLI policies. Sales charges are not reflected in the Lipper Average.

CALENDAR YEAR TOTAL RETURNS (CLASS B)

[BAR CHART]

Year
2000               16.09%
2001               14.54%

For period shown in bar chart:           Best quarter: 2nd quarter 2001, +11.25%
                                         Worst quarter: 3rd quarter 2001, -3.37%


AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001


                                        INCEPTION      1 YEAR        LIFE OF THE
                                          DATE                          FUND
Class B (%)                              6/1/99        14.54            5.42
--------------------------------------------------------------------------------
NAREIT Index (%)                           N/A         13.93           10.31(7)
--------------------------------------------------------------------------------
Lipper Average (%)                         N/A          7.89            8.99(7)


(7)  Performance information is from May 31, 1999.

                  LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks total investment return, comprised of long-term capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity related securities, which include common stocks, bonds convertible into stocks, warrants and other rights to purchase stocks.

The Fund's sub-advisor, LAMCO, utilizes a multi-manager concept. LAMCO allocates the Fund's portfolio assets on an approximately equal basis among a number of independent investment management organizations (Portfolio Managers). There are five Portfolio Managers as of the date of this prospectus, each of which employs a different investment style. LAMCO attempts to periodically rebalance the portfolio among the Portfolio Managers so as to maintain an approximately equal allocation of the portfolio among them throughout all market cycles.

In LAMCO's opinion, the multi-manager concept provides advantages over the use of a single manager for the following reasons:

         - Most equity investment management firms consistently employ a distinct investment "style" which causes them to emphasize stocks with particular characteristics;

         - Because of changing investor preferences, any given investment style will move into and out of market favor and will result in better investment performance under certain market conditions, but less successful performance under other conditions;

         - Consequently, by allocating the Fund's portfolio on an approximately equal basis among Portfolio Managers employing different styles, the impact of any one style on investment performance will be diluted, and the investment performance of the total portfolio will tend to be more consistent and less volatile over the long term than if a single style were employed throughout the entire period; and

         - More consistent performance at a given annual rate of return over time produces a higher rate of return for the long term than more volatile performance having the same average of the annual rates of return.

The Fund's current Portfolio Managers and investment styles are as follows:

         - Boston Partners Asset Management, L.P. (Value) - Companies with low price-to-earnings and price-to-book ratios where a catalyst for positive change has been identified.

         - Oppenheimer Capital (Value) - Companies that exhibit the ability to generate excess cash flow while earning high returns on invested capital that trade below their intrinsic value.

         - Schneider Capital Management Corporation (Value) - Companies that are overlooked and undervalued where the firm anticipates a rebound in earnings.

         - Mastrapasqua & Associates (Growth) - Companies whose valuations do not reflect the potential for accelerated earnings and cash flow growth.

         - TCW Investment Management Company (Growth) - Companies that have superior sales growth, leading and/or rising market shares, and high and/or rising profit margins.

THE FUNDS  LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES


LAMCO continuously monitors the performance and investment styles of the Fund's Portfolio Managers and from time to time may recommend changes of Portfolio Managers based on factors such as:

         - A change or departure in a Portfolio Manager's investment style for which it had been selected;

         - A deterioration in a Portfolio Manager's performance relative to that of other investment management firms practicing a similar style; or

         -        Adverse changes in its ownership or personnel.

LAMCO also may recommend Portfolio Manager changes to change the mix of investment styles employed by the Fund's Portfolio Managers. The Board of Trustees must approve all Portfolio Manager changes. LAMCO is also the manager of Liberty All-Star Equity Fund, a multi-managed, closed-end fund. This fund has the same investment goals and investment program as the Fund, and currently has the same Portfolio Managers. LAMCO expects that this fund will make corresponding changes if and when Portfolio Managers are changed in the future.

The Fund will remain substantially fully invested during periods when stock prices generally rise and also during periods when they generally decline. The Fund is intended to be a long-term investment vehicle and is not designed to provide a means of speculating on short-term stock market movements.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the Portfolio Managers' stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the Portfolio Managers' opinion undervalued. If the Portfolio Managers' assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the Portfolio Managers have placed on it.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS  LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Russell 3000 Index (Russell 3000 Index), an unmanaged index that tracks the performance of the 3000 largest U.S. companies based on total market capitalization. The Fund's returns are also compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in the Lipper Growth & Income - Annuities Funds Category (Lipper Average), as calculated by Lipper, Inc. This category is composed of funds with investment objectives similar to those of the Fund that are options under VA contracts or VLI policies. Sales charges are not reflected in the Lipper Average.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

YEAR          ALL-STAR EQUITY FUND
1998               18.67%
1999                8.47%
2000                6.35%
2001              -12.81%


For period shown in bar chart:           Best quarter: 4th quarter 1998, +18.67%
                                        Worst quarter: 3rd quarter 2001, -18.75%


AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001


                                           INCEPTION      1 YEAR     LIFE OF THE
                                             DATE                       FUND
Class A (%)                                11/17/97       -12.81        4.59
--------------------------------------------------------------------------------
Russell 3000 Index (%)                        N/A         -11.46        5.71(8)
--------------------------------------------------------------------------------
S&P 500 Index (%)                             N/A         -11.88        5.99(8)
--------------------------------------------------------------------------------
Lipper Average (%)                            N/A          -7.13        5.44(8)


(8)  Performance information is from November 30, 1997.

                       NEWPORT TIGER FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies located in the ten Tiger countries of Asia. The Tigers of Asia are Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, India, Indonesia, the People's Republic of China and the Philippines. In selecting investments for the Fund, Newport typically purchases stocks of quality growth companies.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that Newport's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

THE FUNDS  NEWPORT TIGER FUND, VARIABLE SERIES


Because the Fund's investments are concentrated in the ten Tiger countries of Asia, the Fund is particularly susceptible to regional risks. Events in any one Tiger country may impact the other countries or the Asian region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which may result in greater losses and volatility.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS  NEWPORT TIGER FUND, VARIABLE SERIES


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Morgan Stanley Capital International EAFE (GDP) Index (MSCI EAFE (GDP) Index), an unmanaged index that tracks the performance of equity securities of developed countries outside North America, including Hong Kong and Singapore and is weighted against the Gross Domestic Product. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in the Lipper Pacific Region - Annuities Funds Category (Lipper Average), as calculated by Lipper, Inc. This category is composed of funds with investment objectives similar to those of the Fund that are options under VA contracts or VLI policies. Sales charges are not reflected in the Lipper Average.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

YEAR
1996               11.73%
1997              -31.14%
1998               -6.43%
1999               68.01%
2000              -15.63%
2001              -18.48%

For period shown in bar chart:           Best quarter: 4th quarter 1998, +37.93%
                                        Worst quarter: 2nd quarter 1998, -28.81%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001

                                 INCEPTION     1 YEAR    5 YEARS     LIFE OF THE
                                   DATE                                 FUND
Class A (%)                       5/1/95       -18.48     -5.73        -0.66
--------------------------------------------------------------------------------
MSCI EAFE (GDP) Index (%)           N/A        -22.20      2.90         4.00(9)
--------------------------------------------------------------------------------
Lipper Average (%)                  N/A        -20.80     -7.94        -6.69(9)


(9)  Performance information is from April 30, 1995.

                STEIN ROE GLOBAL UTILITIES FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks current income and long-term growth of capital and income.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. and foreign securities of utility companies. Stein Roe diversifies the Fund's investments among a number of developed countries and market sectors and will have exposure to at least three countries, including the U.S. In selecting investments for the Fund, Stein Roe looks primarily for stocks of larger utility companies with established records.

Utility companies in which the Fund may invest include companies engaged in the manufacture, production, generation, transmission, sale or distribution of electricity, natural gas or other types of energy, or water or other sanitary services. They also include regulated public services such as toll-roads and airports. They also include companies engaged in telecommunications, including telephone, telegraph, satellite, microwave and other communications media (but excluding companies primarily engaged in public broadcasting, print media, cable television or the Internet).

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that Stein Roe's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Utility company securities are subject to special risks. These securities are generally strongly affected by changes in interest rates, as well as by general competitive and market forces in the utilities industries. As interest rates increase, the value of securities of utility companies tends to decrease, and vice versa. In addition, utility companies may be affected by changes in government regulation. In particular, the value of utility company securities may be adversely affected by increased competition resulting from deregulation.

THE FUNDS  STEIN ROE GLOBAL UTILITIES FUND, VARIABLE SERIES


Since the Fund invests in the securities of a limited number of issuers conducting business in the utilities sector, it is subject to concentration risk. Concentration risk is the risk that the securities of issuers in the utilities sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS  STEIN ROE GLOBAL UTILITIES FUND, VARIABLE SERIES


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Standard & Poor's Utilities Index (S&P Utilities Index), an unmanaged index that tracks the performance of domestic utility stocks. The Fund's returns are also compared to the Morgan Stanley Capital International World Index (MSCI World Index), an unmanaged index that tracks the performance of global stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

Year
1994              -10.27%
1995               35.15%
1996                6.53%
1997               28.75%
1998               18.33%
1999               28.63%
2000              -13.20%
2001              -14.01%


For period shown in bar chart:           Best quarter: 4th quarter 1999, +24.73%
                                        Worst quarter: 4th quarter 2000, -10.31%


AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001

                                   INCEPTION    1 YEAR    5 YEARS   LIFE OF THE
                                     DATE                              FUND
Class A (%)                         7/1/93      -14.01     7.90        7.56
--------------------------------------------------------------------------------
S&P Utilities Index (%)               N/A       -30.44     7.29        6.72(10)
--------------------------------------------------------------------------------
MSCI World Index (%)                  N/A       -16.82     5.37        8.42(10)


(10)   Performance information is from June 30, 1993.

                         TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES
--------------------------------------------------------------------------------
The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR: LIBERTY ADVISORY SERVICES CORP.
--------------------------------------------------------------------------------
LASC, located at One Financial Center, Boston, Massachusetts 02111, is the Funds' investment advisor. LASC is an indirect wholly owned subsidiary of FleetBoston Financial Corporation (FleetBoston). LASC has been an investment advisor since 1993. As of March 31, 2002, LASC managed over $855.4 million in assets. LASC designates the Funds' Sub-Advisors, evaluates and monitors Sub-Advisors' performance and investment programs and recommends to the Board of Trustees whether Sub-Advisors' contracts should be continued or modified and the addition or deletion of Sub-Advisors. LASC also has the responsibility of administering the Trust's operations, which it may delegate, at its own expense, to certain affiliates. LASC has delegated its administrative responsibilities to Colonial in accordance with this authority.

For the 2001 fiscal year, aggregate advisory fees paid to LASC by the Funds amounted to the following annual rates of the average daily net assets of each specified Fund:

         Colonial Global Equity Fund, Variable Series                  0.95%(11)
         Colonial High Yield Securities Fund, Variable Series          0.60%
         Colonial International Horizons Fund, Variable Series         0.95%(12)
         Colonial Small Cap Value Fund, Variable Series                0.80%
         Colonial Strategic Income Fund, Variable Series               0.65%
         Colonial U.S. Growth & Income Fund, Variable Series           0.80%
         Crabbe Huson Real Estate Investment Fund, Variable Series     1.00%(13)
         Liberty All-Star Equity Fund, Variable Series                 0.80%
         Newport Tiger Fund, Variable Series                           0.90%
         Stein Roe Global Utilities Fund, Variable Series              0.65%


(11) The Global Equity Fund's advisor has voluntarily agreed to reimburse all expenses including management fees so that total expenses of the Fund (excluding interest, taxes, 12b-1, brokerage and extraordinary expenses) do not exceed 1.15%. As a result, the actual management fee paid to the advisor for the 2001 fiscal year was 0.00%.

(12) The International Horizons Fund's advisor has voluntarily agreed to reimburse all expenses including management fees so that total expenses of the Fund (excluding interest, taxes, 12b-1, brokerage and extraordinary expenses) do not exceed 1.15%. As a result, the actual management fee paid to the advisor for the 2001 fiscal year was 0.00%.

(13) The Real Estate Fund's advisor has voluntarily agreed to reimburse all expenses including management fees so that total expenses of the Fund (excluding interest, taxes, 12b-1, brokerage and extraordinary expenses) do not exceed 1.20%. As a result, the actual management fee paid to the advisor for the 2001 fiscal year was 0.00%.

INVESTMENT SUB-ADVISORS AND PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
The Sub-Advisors manage the assets of the Funds under the supervision of LASC and the Board of Trustees. Each Sub-Advisor determines which securities and other instruments are purchased and sold for the Fund(s) it sub-advises. Each Sub-Advisor is an indirect wholly owned subsidiary of FleetBoston.


COLONIAL

Colonial, an investment advisor since 1931, is the Sub-Advisor of each of the Global Equity Fund, High Yield Fund, International Horizons Fund, Small Cap Fund, Strategic Income Fund and U.S. Growth & Income Fund. Colonial's principal business address is One Financial Center, Boston, Massachusetts 02111. As of March 31, 2002, Colonial managed over $14.5 billion in assets.

TRUST MANAGEMENT ORGANIZATIONS


LASC, out of the management fees it receives from the Funds, pays Colonial sub-advisory fees at the following annual rates of the average daily net assets of each specified Fund:

         Colonial Global Equity Fund, Variable Series                      0.75%
         Colonial High Yield Securities Fund, Variable Series              0.40%
         Colonial International Horizons Fund, Variable Series             0.75%
         Colonial Small Cap Value Fund, Variable Series                    0.60%
         Colonial Strategic Income Fund, Variable Series                   0.45%
         Colonial U.S. Growth & Income Fund, Variable Series               0.60%

Colonial also provides transfer agency, pricing and record keeping services for the Funds under separate agreements.

CHARLES R. ROBERTS, a senior vice president of Colonial, has been a co-manager for the Global Equity Fund since January, 2000 and has been the lead manager for the International Horizons Fund since March, 2000. Mr. Roberts is also managing director of international equities and a senior vice president of Newport and its immediate parent, Newport Pacific Management, Inc. (Newport Pacific), both affiliates of Colonial. Mr. Roberts has been employed with Newport and Newport Pacific since November, 1998 and has managed other international funds in the Liberty group of funds since that time. Prior to joining Newport and Newport Pacific, he managed the European component of institutional international equity accounts at Progress Investment Management (Progress) from 1997 to November, 1998. Prior to joining Progress in 1997, he managed the European component of institutional international equity accounts and was a member of the investment policy committee at Sit/Kim International from 1994 to 1997.

ERIK P. GUSTAFSON, a senior vice president of Colonial, has co-managed the Global Equity Fund since January, 2000. Mr. Gustafson joined Stein Roe, an affiliate of Colonial, in 1992 as a portfolio manager for privately managed accounts. He holds a B.A. degree from the University of Virginia and M.B.A. and J.D. degrees from Florida State University.

SCOTT B. RICHARDS, a senior vice president of Colonial, has managed or co-managed the High Yield Fund since May, 1999. Prior to joining Colonial he was employed with State Street Research & Management Company as a vice president and a portfolio manager from January, 1994 to May, 1999.

DEBORAH F. SNEE, a vice president of Colonial and European analyst for Colonial, Stein Roe and Newport, has co-managed the International Horizons Fund since March, 2000. Prior to joining Newport and Newport Pacific, Ms. Snee spent five years at Sit/Kim International as an emerging markets analyst.

DANIEL K. CANTOR, CFA, a senior vice president of Colonial, has co-managed the Small Cap Fund since August, 2000. Mr. Cantor has managed or co-managed various other funds for Stein Roe, an affiliate of Colonial, since 1994 and was a senior equity analyst for Stein Roe from 1985 through 1994.

JEFFREY C. KINZEL, CFA, a senior vice president of Colonial, has co-managed the Small Cap Fund since August, 2000. Mr. Kinzel has been a portfolio manager for Stein Roe since 1996 and was an analyst for Stein Roe from 1991 through 1999.

LAURA A. OSTRANDER, a senior vice president of Colonial, has managed or co-managed the Strategic Income Fund since September, 2000 and has managed various other Colonial funds since December, 1996. Prior to joining Colonial, Ms. Ostrander was a portfolio manager with American Express Financial Advisers from July, 1994 to November, 1996.

HARVEY B. HIRSCHHORN, a senior vice president of Colonial, has co-managed the U.S. Growth & Income Fund since August, 2000. Mr. Hirschhorn has been affiliated with and has managed various other funds for Stein Roe, an affiliate of Colonial, since 1973.

SCOTT SCHERMERHORN, a senior vice president of Colonial, has co-managed the U.S. Growth & Income Fund since August, 2000. He has managed various other funds for Colonial since October, 1998. Prior to joining Colonial, Mr. Schermerhorn was the head of the value team at Federated Investors from May, 1996 to October, 1998 where he managed the American Leader Fund, Federated Stock Trust and Federated Stock and Bond Fund as well as other institutional accounts.

Colonial will use Newport's trading facilities when buying or selling foreign securities for the Funds' portfolios. Newport executes all trades under its own procedures.

TRUST MANAGEMENT ORGANIZATIONS


Colonial's investment advisory business is part of a larger organization known as Columbia Management Group, Inc. (Columbia Management). Columbia Management is a wholly owned subsidiary of FleetBoston and includes several separate legal entities. Colonial and these other legal entities are managed by a single management team. These Columbia Management entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Fund. Colonial is a registered investment advisor.


CRABBE HUSON

Crabbe Huson, an investment advisor since 1980, is the Sub-Advisor of the Real Estate Fund. Crabbe Huson's principal address is 121 S.W. Morrison, Suite 1400, Portland, Oregon 97204. As of January 31, 2002, Crabbe Huson managed over $1.1 billion in assets.

LASC, out of the management fees it receives from the Trust, pays Crabbe Huson a sub-advisory fee at the annual rate of 0.80% of the average daily net assets of the Real Estate Fund.

JOHN E. MAACK JR., CFA, has managed the Real Estate Fund since July, 2000. Mr. Maack joined Crabbe Huson in July, 1988. From July, 1988 to July, 1999 Mr. Maack served as a portfolio manager and securities analyst. After a sabbatical, he returned to employment in December, 1999 as director of equities, portfolio manager and securities analyst. Mr. Maack previously managed the Real Estate Fund from its inception, June, 1999, to July, 1999, prior to his sabbatical.


LAMCO AND LAMCO'S PORTFOLIO MANAGERS

LAMCO, an investment advisor since 1985, is the Sub-Advisor of the All-Star Equity Fund. LAMCO's principal address is One Financial Center, Boston, Massachusetts 02111. As of March 31, 2002, LAMCO managed over $1.33 billion in assets.

LASC, out of the management fees it receives from the Trust, pays LAMCO a sub-advisory fee at the annual rate of 0.60% of the average daily net assets of the All-Star Equity Fund.

LAMCO is a manager of other investment managers which LAMCO recommends to the Board of Trustees for appointment pursuant to portfolio management agreements among the Trust, LAMCO and the Portfolio Managers. The management agreements permit each Portfolio Manager to have full investment discretion and authority over investment of a portion of the Fund's assets.

Out of the management fees it receives from LASC, LAMCO pays each Portfolio Manager a fee at the annual rate of 0.30% of the average daily net assets of the portion of the Fund's assets assigned to that Portfolio Manager.

No one individual at LAMCO is responsible for LAMCO's investment management of the All-Star Equity Fund. The following individuals who work for the indicated Portfolio Managers each manage a portion of All-Star Equity Fund's assets:

- FRANK MASTRAPASQUA, Ph.D., Chairman and Chief Executive Officer of Mastrapasqua & Associates, and THOMAS A. TRANTUM, CFA, President of Mastrapasqua & Associates

-        JOHN LINDENTHAL, Managing Director of Oppenheimer Capital

- MARK DONOVAN, Chairman, Equity Strategy Committee, of Boston Partners Asset Management, L.P.

- ARNOLD C. SCHNEIDER III, President and Chief Investment Officer of Schneider Capital Management Corporation

-        GLEN E. BICKERSTAFF, Managing Director - U.S. Equities; BRIAN M.
         BEITNER, CFA and Managing Director - U.S. Equities and Director of U.S. Equities Research; LEIGH R. CRAWFORD, Managing Director - U.S. Equities of TCW Investment Management Company

TRUST MANAGEMENT ORGANIZATIONS


A more complete description of each Portfolio Manager is included in the Statement of Additional Information. The Trust and LAMCO have received an exemptive order from the Securities and Exchange Commission that permits the All-Star Equity Fund to change Portfolio Managers without a vote of the shareholders. Information regarding any new Portfolio Manager is sent to holders of VA contracts and VLI policies within 90 days following the effective date of the change.


NEWPORT

Newport, an investment advisor since 1987, is the Sub-Advisor of the Tiger Fund. Newport's principal address is 580 California Street, Suite 1960, San Francisco, California 94104. As of March 31, 2002, Newport managed over $935 million in assets.

LASC, out of the management fees it receives from the Trust, pays Newport a sub-advisory fee at the annual rate of 0.70% of the average daily net assets of the Tiger Fund.

LYNDA COUCH, a managing director of Newport and Newport Pacific, has managed or co-managed the Tiger Fund since May, 1999. Ms. Couch has managed various other Newport Funds since April, 1995. Ms. Couch has been an officer of Newport and Newport Pacific since 1994.


STEIN ROE

Stein Roe, an investment advisor since 1932, is the Sub-Advisor of the Global Utilities Fund. Stein Roe's principal address is One South Wacker Drive, Chicago, Illinois 60606. As of February 28, 2002, Stein Roe managed over $15.9 billion in assets.

LASC, out of the management fees it receives from the Trust, pays Stein Roe a sub-advisory fee at the annual rate of 0.45% of the average daily net assets of the Global Utilities Fund.

CHARLES R. ROBERTS, a senior vice president of Stein Roe, has been a co-manager for the Global Utilities Fund since January, 2000. Mr. Roberts is also managing director of international equities and a senior vice president of Newport and its immediate parent Newport Pacific, affiliates of Colonial. Mr. Roberts has been employed with Newport and Newport Pacific since November, 1998 and has managed other international funds in the Liberty group of funds since that time. Prior to joining Newport and Newport Pacific, he managed the European component of institutional international equity accounts at Progress from 1997 to November, 1998. Prior to joining Progress in 1997, he managed the European component of institutional international equity accounts and was a member of the investment policy committee at Sit/Kim International from 1994 to 1997.

SCOTT SCHERMERHORN, a senior vice president of Stein Roe, has co-managed the Global Utilities Fund since January, 2000. Mr. Schermerhorn is also a senior vice president of Colonial, an affiliate of Stein Roe and has managed various other funds for Colonial since October, 1998. From May, 1996 to October, 1998, Mr. Schermerhorn was the head of the value team at Federated Investors where he managed the American Leader Fund, Federated Stock Trust and Federated Stock and Bond Fund as well as other institutional accounts.

Stein Roe will use Newport's trading facilities when buying or selling foreign securities for the Fund's portfolio. Newport executes all trades under its own procedures.

Stein Roe's mutual funds and institutional investment advisory businesses are part of a larger organization known as Columbia Management Group, Inc. (Columbia Management). Columbia Management is a wholly owned subsidiary of FleetBoston Financial Corporation and includes several separate legal entities. Stein Roe and these other legal entities are managed by a single management team. These Columbia Management entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Funds. Stein Roe is a registered investment advisor.


AFFILIATED BROKER/DEALER

Stein Roe and Colonial may use the services of AlphaTrade Inc., an affiliated broker-dealer, when buying or selling equity securities for a Fund's portfolio, pursuant to procedures adopted by the Board of Trustees.

TRUST MANAGEMENT ORGANIZATIONS


RULE 12B-1 PLAN
--------------------------------------------------------------------------------
The Global Equity Fund, International Horizons Fund and Real Estate Fund have adopted a plan under Rule 12b-1 that permits them to pay LFD marketing and other fees to support the sale and distribution of Class B shares. The annual distribution fee may equal up to 0.25% of average daily net assets for Class B shares. Distribution fees are paid out of the assets attributable to the Class B shares. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges.

MIXED AND SHARED FUNDING
--------------------------------------------------------------------------------
As described above, the Funds serve as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may, from time to time, become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                      OTHER INVESTMENT STRATEGIES AND RISKS

Each Fund's principal investment strategies and their associated risks are described under "The Funds - Principal Investment Strategies" and "The Funds - Principal Investment Risks." In seeking to meet their investment goals, the Funds may also invest in other securities and use certain other investment techniques. These securities and investment techniques offer opportunities and carry various risks. The Funds may elect not to buy any of these securities or use any of these techniques unless they believe that doing so will help them achieve their investment goals. The Funds may not always achieve their investment goals. Additional information about the Funds' securities and investment techniques, as well as the Funds' fundamental and non-fundamental investment policies, is contained in the Statement of Additional Information.

This section describes other investments the Funds may make and the risks associated with them. In seeking to achieve their investment goals, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). Except as otherwise noted, approval by a Fund's shareholders is not required to modify or change a Fund's investment goals or any of its investment strategies.

U.S. GOVERNMENT SECURITIES
--------------------------------------------------------------------------------
(Strategic Income Fund) The Fund will invest in U.S. government securities, including U.S. Treasuries and securities of various U.S. government agencies. Agency securities include mortgage-backed securities, which represent interests in pools of mortgages. The Fund has flexibility to vary its allocation among different types of U.S. government securities based upon Colonial's judgment of which types of securities will outperform others. In selecting investments for the Fund, Colonial considers a security's expected income, together with its potential to rise or fall in price.

STRUCTURE RISK
--------------------------------------------------------------------------------
(Strategic Income Fund, U.S. Growth & Income Fund, High Yield Fund) Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in mortgage-backed securities and asset-backed securities. Prepayment risk is the possibility that asset-backed securities may be prepaid if the underlying debt securities are prepaid. Prepayment risk for mortgage-backed securities is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed securities and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, these securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of these securities may be difficult to predict and result in greater volatility.

ZERO COUPON BONDS
--------------------------------------------------------------------------------
(Global Utilities Fund, Strategic Income Fund, High Yield Fund) Zero coupon bonds do not pay interest in cash on a current basis, but instead accrue interest over the life of the bond. As a result, these securities are issued at a deep discount. The value of these securities may fluctuate more than the value of similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest accrued on these securities is reported as income to a Fund and distributed to its shareholders.

CONVERTIBLE SECURITIES
--------------------------------------------------------------------------------
(U.S. Growth & Income Fund, High Yield Fund) Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stocks at a specified price or conversion ratio. The risk of investing in convertible securities, in addition to issuer risk and interest rate risk, is that the value of the underlying securities will fluctuate.

OTHER INVESTMENT STRATEGIES AND RISKS


DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
(All Funds) A Fund may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. A Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

ADDITIONAL EQUITY RISK
--------------------------------------------------------------------------------
(All Funds) The Funds may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. An investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

PRICING RISK
--------------------------------------------------------------------------------
(All Funds) The Funds' securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that a Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If a Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If a Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.

EARLY CLOSING RISK
--------------------------------------------------------------------------------
(All Funds) The normal close of trading of securities listed on the NASDAQ National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
At times, with the exception of the All-Star Equity Fund, each Fund's Sub-Advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit.

(High Yield Fund) If necessary, the Fund has the ability to invest 100% of its assets in higher-rated securities, if, in Colonial's opinion, economic conditions create a situation where yield spreads narrow between lower- and higher-rated securities.

Taking a temporary defensive position may prevent a Fund from achieving its investment goals.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years (or shorter period if a Fund commenced operations less than five years ago), which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the Funds' financial statements, are included in the Funds' annual report. You can request a free annual report by writing LFD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

COLONIAL GLOBAL EQUITY FUND, VARIABLE SERIES


                                                                                    Period ended
                                                         Year ended December 31,    December 31,
                                                         2001           2000          1999(a)

                                                        Class B        Class B        Class B
                                                        -------        -------        -------
Net asset value, Beginning of period ($)                 9.44          11.21           10.00
-------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (loss)(b)                           ---(c)        0.04            0.04
-------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
    investments and foreign currency                    (2.32)         (1.81)           1.22
-------------------------------------------------------------------------------------------------
Total from Investment Operations                        (2.32)         (1.77)           1.26
-------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                ---            ---           (0.05)
-------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                       7.12           9.44           11.21
-------------------------------------------------------------------------------------------------
Total return (%)(d)(e)(f)                              (24.58)        (15.79)          12.57(g)
-------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(%):
Expenses(h)                                              1.40           1.40            1.40(i)
-------------------------------------------------------------------------------------------------
Net investment income (loss)(h)                         (0.03)          0.36            0.55(i)
-------------------------------------------------------------------------------------------------
Waiver/reimbursement                                     1.72           0.52            0.83(i)
-------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                69             75               1(g)
-------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                   6,944          9,533           7,284


(a) For the period from commencement of operations on June 1, 1999 to December 31, 1999.

(b) Per share data was calculated using average shares outstanding during the period.

(c)      Rounds to less than $0.01.

(d)      Total return at net asset value assuming all distributions reinvested.

(e) Had the manager not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(g)      Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(i)      Annualized.

FINANCIAL HIGHLIGHTS


COLONIAL HIGH YIELD SECURITIES FUND, VARIABLE SERIES

                                                                                              Period ended
                                                                Year ended December 31,       December 31,
                                                         2001          2000          1999       1998(a)

                                                       Class A        Class A      Class A      Class A
                                                       -------        -------      -------      -------
Net asset value, Beginning of period ($)                 7.45          8.85          9.31        10.00
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income(b)                                 0.76(c)       0.84          0.88         0.48
-----------------------------------------------------------------------------------------------------------
Net realized and unrealized loss on investments
   and foreign currency                                 (0.97)(c)     (1.45)        (0.72)       (0.74)
-----------------------------------------------------------------------------------------------------------
Total from Investment Operations                        (0.21)        (0.61)         0.16        (0.26)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                              (0.66)        (0.75)        (0.62)       (0.43)
-----------------------------------------------------------------------------------------------------------
In excess of net investment income                        ---         (0.02)          ---          ---
-----------------------------------------------------------------------------------------------------------
Return of capital                                       (0.04)        (0.02)          ---          ---
-----------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders            (0.70)        (0.79)        (0.62)       (0.43)
-----------------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                       6.54          7.45          8.85         9.31
-----------------------------------------------------------------------------------------------------------
Total return (%)(d)(e)                                  (2.82)        (6.89)(f)      1.65(f)     (2.57)(f)(g)
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses(h)                                              0.93          0.88          0.80         0.80(i)
-----------------------------------------------------------------------------------------------------------
Net investment income(h)                                10.21(c)       9.67          9.36         7.93(i)
-----------------------------------------------------------------------------------------------------------
Waiver/reimbursement                                      ---          0.06          0.48         1.04(i)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                54            35            16           23(g)
-----------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                  17,257        19,013        15,358        5,915

(a) For the period from commencement of operations on May 19, 1998 to December 31, 1998.

(b) Per share data was calculated using average shares outstanding during the period.

(c) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change, for the year ended December 31, 2001, was to increase net investment income per share by $0.05, decrease net realized and unrealized loss per share by $0.05 and increase the ratio of net investment income to average net assets from 9.49% to 10.21%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(d)      Total return at net asset value assuming all distributions reinvested.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f) Had the manager not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)      Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(i)      Annualized.

FINANCIAL HIGHLIGHTS


COLONIAL INTERNATIONAL HORIZONS FUND, VARIABLE SERIES

                                                                                  Period ended
                                                      Year ended December 31,      December 31,
                                                        2001          2000           1999(a)

                                                       Class B      Class B          Class B
                                                       -------      -------          -------
Net asset value, Beginning of period ($)                9.94         12.31           10.00
------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income(b)                                0.02          0.06            0.06
------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
    on investments and foreign currency                (2.37)        (2.43)           2.36
------------------------------------------------------------------------------------------------
Total from Investment Operations                       (2.35)        (2.37)           2.42
------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                             (0.04)          ---           (0.11)
------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                      7.55          9.94           12.31
------------------------------------------------------------------------------------------------
Total return (%)(c)(d)(e)                             (23.64)       (19.25)          24.24(f)
------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses(g)                                             1.40          1.40            1.40(h)
------------------------------------------------------------------------------------------------
Net investment income(g)                                0.22          0.64            0.85(h)
------------------------------------------------------------------------------------------------
Waiver/reimbursement                                    1.62          0.40            0.96(h)
------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                               34            64               1(f)
------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                  8,277        11,728           7,707


(a) For the period from commencement of operations on June 1, 1999 to December 31, 1999.

(b) Per share data was calculated using average shares outstanding during the period.

(c)      Total return at net asset value assuming all distributions reinvested.

(d) Had the manager not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Total return figures do not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f)      Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(h)      Annualized.

FINANCIAL HIGHLIGHTS


COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES


                                                                                                    Period ended
                                                                    Year ended December 31,         December 31,
                                                               2001         2000         1999          1998(a)

                                                             Class A      Class A       Class A        Class A
                                                             -------      -------       -------        -------
Net asset value, Beginning of period ($)                      10.73         9.12         8.59          10.00
-----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income(b)                                       0.02         0.07         0.02           0.08
-----------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments         0.98         1.65         0.52          (1.41)
-----------------------------------------------------------------------------------------------------------------
Total from Investment Operations                               1.00         1.72         0.54          (1.33)
-----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                    (0.02)       (0.05)       (0.01)         (0.07)
-----------------------------------------------------------------------------------------------------------------
In excess of net investment income                              ---          ---          ---          (0.01)
-----------------------------------------------------------------------------------------------------------------
From net realized capital gains                               (0.15)       (0.06)         ---            ---
-----------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                  (0.17)       (0.11)       (0.01)         (0.08)
-----------------------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                            11.56        10.73         9.12           8.59
-----------------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)(e)                                      9.30        18.88         6.34         (13.25)(f)
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses(g)                                                    1.10         1.07         1.00           1.00(h)
-----------------------------------------------------------------------------------------------------------------
Net investment income(g)                                       0.22         0.76         0.23           1.41(h)
-----------------------------------------------------------------------------------------------------------------
Waiver/reimbursement                                           0.22         0.82         2.66           3.32(h)
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                      56           54           74             51(f)
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                         9,361        7,616        3,817          1,782

(a) For the period from commencement of operations on May 19, 1998 to December 31, 1998.

(b) Per share data was calculated using average shares outstanding during the period.

(c)      Total return at net asset value assuming all distributions reinvested.

(d) Had the manager and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f)      Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(h)      Annualized.

FINANCIAL HIGHLIGHTS


COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES


                                                                                Year ended December 31,
                                                              2001          2000         1999          1998         1997

                                                             Class A      Class A       Class A      Class A      Class A
                                                             -------      -------       -------      -------      -------
Net asset value, Beginning of period ($)                      9.43         10.44        11.08         11.15        11.04
----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income(a)                                      0.81(b)       0.97         0.95          0.91         0.90
----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments       (0.46)(b)     (0.96)       (0.75)        (0.24)        0.11
----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                              0.35          0.01         0.20          0.67         1.01
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                   (0.84)        (0.99)       (0.84)        (0.72)       (0.79)
----------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                             ---           ---          ---         (0.02)       (0.05)
----------------------------------------------------------------------------------------------------------------------------
From net realized capital gains                                ---           ---          ---           ---        (0.05)
----------------------------------------------------------------------------------------------------------------------------
In excess of net realized capital gains                        ---           ---          ---           ---        (0.01)
----------------------------------------------------------------------------------------------------------------------------
Return of capital                                            (0.02)        (0.03)         ---           ---          ---
----------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                 (0.86)        (1.02)       (0.84)        (0.74)       (0.90)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                            8.92          9.43        10.44         11.08        11.15
----------------------------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)                                        3.68          0.16         1.78          6.03         9.11(e)
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses(f)                                                   0.85          0.76         0.75          0.78         0.80
----------------------------------------------------------------------------------------------------------------------------
Net investment income(f)                                      8.42(b)       9.36         8.57          7.92         7.86
----------------------------------------------------------------------------------------------------------------------------
Waiver/reimbursement                                           ---           ---          ---           ---         0.02
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                     62            31           35            50           94
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                      123,041       143,629      170,702       118,985       73,175


(a) Per share data was calculated using average shares outstanding during the period.

(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change, for the year ended December 31, 2001, was to decrease net investment income per share by $0.03, decrease net realized and unrealized loss per share by $0.03 and decrease the ratio of net investment income to average net assets from 8.70% to 8.42%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c)      Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) Had the manager not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

FINANCIAL HIGHLIGHTS


COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES


                                                                                Year ended December 31,
                                                             2001          2000         1999           1998         1997

                                                            Class A      Class A       Class A       Class A       Class A
                                                            -------      -------       -------       -------       -------
Net asset value, Beginning of period ($)                     18.27         19.85        18.79         16.29        14.22
----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income(a)                                      0.16          0.17         0.14          0.16         0.20
----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments       (0.35)         0.54         2.07          3.12         4.37
----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                             (0.19)         0.71         2.21          3.28         4.57
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                   (0.15)        (0.17)       (0.11)        (0.12)       (0.18)
----------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                             ---           ---(b)       ---           ---        (0.01)
----------------------------------------------------------------------------------------------------------------------------
From net realized capital gains                              (2.34)        (2.12)       (1.04)        (0.64)       (2.30)
----------------------------------------------------------------------------------------------------------------------------
In excess of net realized capital gains                        ---           ---          ---         (0.02)       (0.01)
----------------------------------------------------------------------------------------------------------------------------
Return of capital                                            (0.04)          ---          ---           ---          ---
----------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                 (2.53)        (2.29)       (1.15)        (0.78)       (2.50)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                           15.55         18.27        19.85         18.79        16.29
----------------------------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)                                       (0.60)         3.60        12.00         20.15        32.23
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses(e)                                                   0.96          0.88         0.88          0.90         0.94
----------------------------------------------------------------------------------------------------------------------------
Net investment income(e)                                      0.92          0.85         0.69          0.88         1.19
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                     53           120          101            64           63
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                      180,053       203,366      212,355       146,239       96,715


(a) Per share data was calculated using average shares outstanding during the period.

(b)      Rounds to less than $0.01.

(c)      Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

FINANCIAL HIGHLIGHTS


CRABBE HUSON REAL ESTATE INVESTMENT FUND, VARIABLE SERIES

                                                                                        Period ended
                                                            Year ended December 31,      December 31,
                                                              2001          2000           1999(a)

                                                             Class B      Class B          Class B
                                                             -------      -------          -------
Net asset value, Beginning of period ($)                      9.17          8.34           10.00
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income(b)                                      0.48          0.64            0.31
------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments        0.85          0.70           (1.70)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                              1.33          1.34           (1.39)
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                   (0.36)        (0.29)          (0.22)
------------------------------------------------------------------------------------------------------
In excess of net investment income                             ---         (0.12)            ---
------------------------------------------------------------------------------------------------------
Return of capital                                            (0.16)        (0.10)          (0.05)
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                 (0.52)        (0.51)          (0.27)
------------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                            9.98          9.17            8.34
------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)(e)                                    14.54         16.09          (13.80)(f)
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses(g)                                                   1.45          1.45            1.45(h)
------------------------------------------------------------------------------------------------------
Net investment income(g)                                      4.89          6.96            5.90(h)
------------------------------------------------------------------------------------------------------
Waiver/reimbursement                                          1.80          1.66            2.80(h)
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                     35            85              57(f)
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                        4,742         4,152           2,180

(a) For the period from commencement of operations on June 1, 1999 to December 31, 1999.

(b) Per share data was calculated using average shares outstanding during the period.

(c)      Total return at net asset value assuming all distributions reinvested.

(d) Had the manager not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f)      Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(h)      Annualized.

FINANCIAL HIGHLIGHTS


LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

                                                                                                        Period ended
                                                                   Year ended December 31,              December 31,
                                                       2001         2000         1999        1998         1997(a)

                                                      Class A      Class A     Class A     Class A        Class A
                                                      -------      -------     -------     -------        -------
Net asset value, Beginning of period ($)               12.43        12.47        11.90       10.07         10.00
---------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income(b)                                0.03         0.05         0.06        0.06          0.01
---------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
    investments                                        (1.66)        0.75         0.94        1.82          0.07
---------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                       (1.63)        0.80         1.00        1.88          0.08
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                             (0.03)       (0.05)       (0.05)      (0.05)        (0.01)
---------------------------------------------------------------------------------------------------------------------
From net realized capital gains                        (0.23)       (0.79)       (0.38)        ---           ---
---------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders           (0.26)       (0.84)       (0.43)      (0.05)        (0.01)
---------------------------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                     10.54        12.43        12.47       11.90         10.07
---------------------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)(e)                             (12.81)        6.35         8.47       18.67          0.80(f)
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses(g)                                             1.00         0.98         0.95        1.00          1.00(h)
---------------------------------------------------------------------------------------------------------------------
Net investment income(g)                                0.26         0.37         0.47        0.54          0.83(h)
---------------------------------------------------------------------------------------------------------------------
Waiver/reimbursement)                                    ---         0.02          ---        0.04          0.45(h)
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                               62           97           75          70             1(f)
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                 52,245       69,249       80,095      44,870        22,228


(a) For the period from commencement of operations on November 17, 1997 to December 31, 1997.

(b) Per share data was calculated using average shares outstanding during the period.

(c)      Total return at net asset value assuming all distributions reinvested.

(d) Had the manager not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f)      Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(h)      Annualized.

FINANCIAL HIGHLIGHTS


NEWPORT TIGER FUND, VARIABLE SERIES


                                                                          Year ended December 31,
                                                       2001          2000         1999          1998         1997

                                                      Class A      Class A       Class A      Class A       Class A
                                                      -------      -------       -------      -------       -------
Net asset value, Beginning of period ($)                2.19          2.62         1.57          1.71         2.52
---------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income(a)                                0.02          0.02         0.03          0.03         0.03
---------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
    investments and foreign currency                   (0.42)        (0.43)        1.04         (0.14)       (0.81)
---------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                       (0.40)        (0.41)        1.07         (0.11)       (0.78)
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                             (0.02)        (0.02)       (0.02)        (0.03)       (0.03)
---------------------------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                      1.77          2.19         2.62          1.57         1.71
---------------------------------------------------------------------------------------------------------------------
Total return (%)(b)(c)                                (18.48)       (15.63)       68.01         (6.43)      (31.14)
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses(d)                                             1.31          1.15         1.21          1.30         1.25
---------------------------------------------------------------------------------------------------------------------
Net investment income(d)                                0.99          0.80         1.65          2.16         1.14
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                               24            22           12            16           27
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                 33,688        44,346       46,125        23,655       24,934


(a) Per share data was calculated using average shares outstanding during the period.

(b)      Total return at net asset value assuming all distributions reinvested.

(c) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

FINANCIAL HIGHLIGHTS


STEIN ROE GLOBAL UTILITIES FUND, VARIABLE SERIES


                                                                                Year ended December 31,
                                                              2001          2000         1999          1998         1997

                                                            Class A       Class A      Class A       Class A       Class A
                                                            -------       -------      -------       -------       -------
Net asset value, Beginning of period ($)                     13.27         17.15        13.76         11.92        10.70
----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income(a)                                      0.20          0.10         0.28          0.24         0.46
----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments       (2.05)        (2.37)        3.63          1.93         2.62
----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                             (1.85)        (2.27)        3.91          2.17         3.08
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                   (0.18)        (0.03)       (0.23)        (0.21)       (0.48)
----------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                             ---           ---          ---         (0.01)         ---
----------------------------------------------------------------------------------------------------------------------------
From net realized capital gains                              (0.34)        (1.58)       (0.29)        (0.11)       (1.38)
----------------------------------------------------------------------------------------------------------------------------
Return of capital                                            (0.05)          ---          ---           ---          ---
----------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                 (0.57)        (1.61)       (0.52)        (0.33)       (1.86)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                           10.85         13.27        17.15         13.76        11.92
----------------------------------------------------------------------------------------------------------------------------
Total return (%)(b)(c)                                      (14.01)       (13.20)       28.63         18.33        28.75
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses(d)                                                   0.93          0.76         0.77          0.82         0.83
----------------------------------------------------------------------------------------------------------------------------
Net investment income(d)                                      1.64          0.61         1.91          1.90         3.96
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                     99            52           52            53           89
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                       59,812        93,816      110,150        71,186       54,603


(a) Per share data was calculated using average shares outstanding during the period.

(b)      Total return at net asset value assuming all distributions reinvested.

(c) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

                             SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS

The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Funds issue and redeem shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.


HOW THE FUNDS CALCULATE NET ASSET VALUE

Each share price is its net asset value next determined. Each Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

To calculate the net asset value on a given day, the Funds value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Funds value the security at the most recent quoted bid price. The Funds value each over-the-counter security or NASDAQ National Market System security as of the last sales price for that day. The Funds value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

The Funds value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when the Funds determine that the sale or bid price of the security does not reflect that security's market value, the Funds will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

The Funds may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. A Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of a Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.


DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

SHAREHOLDER INFORMATION


TAX CONSEQUENCES

Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the Code). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.


OTHER CLASS OF SHARES

The Funds, except for Global Equity Fund, International Horizons Fund and Real Estate Fund, also offer an additional class of shares, Class B shares. The Global Equity Fund, International Horizons Fund and Real Estate Fund, also offer an additional class of shares, Class A shares. These other classes of shares are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

                                   APPENDIX A

                             MORNINGSTAR CATEGORIES

In an effort to distinguish funds by what they own, as well as by their prospectus objectives and styles, Morningstar developed the Morningstar categories. While the prospectus objective identifies a fund's investment goals based on the wording in the fund prospectus, the Morningstar category identifies funds based on their actual investment styles as measured by their underlying portfolio holdings (portfolio statistics and compositions over the past three years). Morningstar may change a fund's category assignment from time to time.

Morningstar places domestic equity funds in a category based on the style and size of the stocks they typically own. The style and size parameters are based on the divisions used in the investment style box: Value, Blend, or Growth style and Small, Middle, or Large median market capitalization (see "Morningstar Style Box" below for more details on style methodology). By reviewing their investment style over the past three years, Morningstar places domestic equity funds in one of the following nine categories: Large Growth, Large Blend, Large Value, Mid-Cap Growth, Mid-Cap Blend, Mid-Cap Value, Small Growth, Small Blend, and Small Value. Morningstar also includes several other domestic equity categories, including: Specialty Health Care, Specialty Technology, Specialty Utilities, Specialty Communications, Specialty Financials, Specialty Real Estate, Specialty Natural Resources, Convertible Bond, and Domestic Hybrid.


                              MORNINGSTAR STYLE BOX

The style box is a snapshot in time. It identifies the fund's investment style as of a particular date. The Morningstar category is based on style box information from the trailing 36 months. It provides a general picture of the fund's investment style over the past three years.

The Morningstar equity style box is a nine-box matrix that displays both the fund's investment methodology and the size of the companies in which it invests. Set forth below is the nine-box matrix.

   VALUE     BLEND    GROWTH
     1         2        3       LARGE
     4         5        6       MID-CAP
     7         8        9       SMALL


The equity style box for domestic stock funds comprises two components: MARKET CAPITALIZATION on the vertical axis and VALUATION on the horizontal axis.

MARKET CAPITALIZATION: Morningstar ties market cap to the relative movements of the market. The top 5% of the 5000 largest domestic stocks in Morningstar's equity database are classified as large-cap, the next 15% of the 5000 are mid-cap, and the remaining 80% (as well as companies that fall outside the largest 5000) are small-cap.

Morningstar then determines a fund's market cap by ranking the stocks in a fund's portfolio from the largest market-capitalized stock to the smallest, and then calculating the average weighted market capitalization of the stocks in the middle quintile (middle 40(th) percentile to 60(th) percentile) of the portfolio. After a fund's market cap has been determined, Morningstar places the fund in the large-cap, mid-cap or small-cap group noted above.

APPENDIX A


VALUATION: Morningstar categorizes funds by comparing the stocks in their portfolios with the most relevant of the three market cap groups. Specifically, each stock in Morningstar's equities database receives a price-to-earnings (P/E) score and a price-to-book (P/B) score. This is derived by dividing each stock's P/E and P/B by the asset-weighted median P/E and asset-weighted median P/B, respectively, of the stock's market cap group. For example, to calculate the asset-weighted median P/E, Morningstar first ranks the P/E ratios of the stocks in each market-cap group from highest to lowest, then counts down by their market caps until it reaches the 50(th) percentile of that market-cap group. The P/E ratio attached to that stock is the asset-weighted median P/E. Morningstar does the same to find the asset-weighted median P/B. Next, Morningstar calculates the P/E style box score and the P/B style box score for each fund by ranking the stocks in a fund's portfolio by their P/E scores and P/B scores, respectively, and then calculating an average weighted P/E score and an average weighted P/B score from the stocks in the middle quintile of each fund's portfolio. These average weighted scores are the P/E style box score and the P/B style box score of the fund's portfolio.

For each measure, 1.00 represents the market-cap group average. If the fund has a P/E style box score + P/B style box score that exceeds 2.25, the fund is categorized as growth. If the combined score falls below 1.75, the fund is categorized as value. Finally, if the score is between 1.75 and 2.25, the fund is categorized as blend.

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor at:

Liberty Funds Distributor, Inc.
One Financial Center

Boston, MA  02111-2621
1-800-426-3750
www.libertyfunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Variable Investment Trust: 811-07556

Colonial Global Equity Fund, Variable Series
Colonial High Yield Securities Fund, Variable Series
Colonial International Horizons Fund, Variable Series
Colonial Small Cap Value Fund, Variable Series
Colonial Strategic Income Fund, Variable Series
Colonial U.S. Growth & Income Fund, Variable Series
Crabbe Huson Real Estate Investment Fund, Variable Series
Liberty All-Star Equity Fund, Variable Series
Newport Tiger Fund, Variable Series
Stein Roe Global Utilities Fund, Variable Series


                           [LIBERTY FUNDS LETTERHEAD]

                        LIBERTY VARIABLE INVESTMENT TRUST


PROSPECTUS DATED MAY 1, 2002


Colonial High Yield Securities Fund, Variable Series
Colonial Small Cap Value Variable Series
Colonial Strategic Income Fund, Variable Series
Colonial Growth & Income Fund, Variable Series
Crabbe Huson Real Estate Investment Fund, Variable Series
Liberty All-Star Equity Fund, Variable Series
Liberty Newport Japan Opportunities Fund, Variable Series
Liberty S&P 500 Index Fund, Variable Series
Liberty Select Value Fund, Variable Series
Liberty Value Fund, Variable Series
Newport Tiger Fund, Variable Series
Rydex Financial Services Fund, Variable Series
Rydex Health Care Fund, Variable Series


CLASS B SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                     * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                     * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.




----------------------------
NOT FDIC   MAY LOSE VALUE
          ------------------
INSURED    NO BANK GUARANTEE
----------------------------

                                TABLE OF CONTENTS

THE TRUST                                                                      3
--------------------------------------------------------------------------------

THE FUNDS                                                                      4
--------------------------------------------------------------------------------
Defining Capitalization....................................................    4
Each of these sections discusses the following topics:
Investment Goals, Principal Investment Strategies,
Principal Investment Risks and Performance History
Colonial High Yield Securities Fund, Variable Series.......................    5
Colonial Small Cap Value Fund, Variable Series.............................    8
Colonial Strategic Income Fund, Variable Series............................   11
Colonial U.S. Growth & Income Fund, Variable Series........................   14
Crabbe Huson Real Estate Investment Fund, Variable Series..................   17
Liberty All-Star Equity Fund, Variable Series..............................   20
Liberty Newport Japan Opportunities Fund, Variable Series..................   23
Liberty S&P 500 Index Fund, Variable Series................................   26
Liberty Select Value Fund, Variable Series.................................   29
Liberty Value Fund, Variable Series........................................   32
Newport Tiger Fund, Variable Series........................................   35
Rydex Financial Services Fund, Variable Series.............................   38
Rydex Health Care Fund, Variable Series....................................   40

TRUST MANAGEMENT ORGANIZATIONS                                                42
--------------------------------------------------------------------------------
The Trustees...............................................................   42
Investment Advisor:  Liberty Advisory Services Corp........................   42
Investment Sub-Advisors and Portfolio Managers.............................   42
Rule 12b-1 Plan............................................................   46
Mixed and Shared Funding...................................................   46

OTHER INVESTMENT STRATEGIES AND RISKS                                         47
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS                                                          49
--------------------------------------------------------------------------------

SHAREHOLDER INFORMATION                                                       62
--------------------------------------------------------------------------------
Purchases and Redemptions..................................................   62
How the Funds Calculate Net Asset Value....................................   62
Dividends and Distributions................................................   62
Tax Consequences...........................................................   63
Other Class of Shares......................................................   63

APPENDIX A                                                                    64
--------------------------------------------------------------------------------

                                    THE TRUST

Liberty Variable Investment Trust (Trust) includes seventeen separate mutual funds (Funds), each with its own investment goals and strategies. This Prospectus contains information about thirteen of the Funds in the Trust. Liberty Advisory Services Corp. (LASC) is the investment advisor to each Fund. LASC has appointed an investment sub-advisor (Sub-Advisor) for each Fund. All of the Sub-Advisors are affiliates of LASC. The Funds have the following Sub-Advisors:

------------------------------------------------------------------------------------------------------------------------------------
                                          FUND                                                           SUB-ADVISOR
                                          ----                                                           -----------
------------------------------------------------------------------------------------------------------------------------------------
Colonial High Yield Securities Fund, Variable Series (High Yield Fund)                     Colonial Management Associates, Inc.
Colonial Small Cap Value Fund, Variable Series (Small Cap Fund)                            (Colonial)
Colonial Strategic Income Fund, Variable Series (Strategic Income Fund) Colonial
U.S. Growth & Income Fund, Variable Series (U.S. Growth & Income Fund) Liberty
S&P 500 Index Fund, Variable Series (S&P 500 Fund) Liberty Select Value Fund,
Variable Series (Select Value Fund) Liberty Value Fund, Variable Series (Value
Fund) Rydex Financial Services Fund, Variable Series (Financial Services Fund)
Rydex Health Care Fund, Variable Series (Health Care Fund)

------------------------------------------------------------------------------------------------------------------------------------
Crabbe Huson Real Estate Investment Fund, Variable Series (Real Estate Fund)               Crabbe Huson Group, Inc.
                                                                                           (Crabbe Huson)

------------------------------------------------------------------------------------------------------------------------------------
Liberty All-Star Equity Fund, Variable Series (All-Star Equity Fund)                       Liberty Asset Management Company
                                                                                           (LAMCO)

------------------------------------------------------------------------------------------------------------------------------------
Liberty Newport Japan Opportunities Fund, Variable Series (Japan Opportunities Fund)       Newport Fund Management, Inc. (Newport)
Newport Tiger Fund, Variable Series (Tiger Fund)

------------------------------------------------------------------------------------------------------------------------------------


Other funds may be added or deleted from time to time. Each Fund offers two classes of shares - Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class B shares.

The Trust's Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by life insurance companies (Participating Insurance Companies). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The principal underwriter of the Funds is Liberty Funds Distributor, Inc. (LFD). LFD is an affiliate of LASC.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy of those prospectuses.

                                    THE FUNDS



DEFINING CAPITALIZATION

A company's market capitalization is simply its stock price multiplied by the number of shares of stock it has outstanding. In the financial markets, companies generally are sorted into one of three capitalization-based categories: large capitalization (large-cap); middle capitalization (mid-cap); or small capitalization (small-cap). In defining a company's market capitalization, the advisor uses capitalization-based categories that are based in part on those of Standard & Poor's Index Services. All market capitalizations are determined at the time of purchase.

LARGE CAPITALIZATION. Large-cap stocks are stocks with market capitalizations greater than $5 billion. In addition, any stock that is represented in the Standard & Poor's 500 Index is considered a large-cap stock.

MIDDLE CAPITALIZATION. Mid-cap stocks are stocks with market capitalizations between $1 billion and the capitalization of the largest stock in the Standard & Poor's MidCap 400 Index (S&P MidCap Index) ($10.4 billion as of December 31,
2001). In addition, any stock that is represented in the S&P MidCap Index is considered a mid-cap stock.

SMALL CAPITALIZATION. Small-cap stocks are stocks with market capitalizations equal to or less than the capitalization of the largest stock in the Standard & Poor's SmallCap 600 Index ($3.8 billion as of December 31, 2001).

              COLONIAL HIGH YIELD SECURITIES FUND, VARIABLE SERIES



INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks high current income and total return.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund pursues its investment goals by investing at least 80% of its net assets (plus any borrowings for investment purposes) in lower-rated corporate debt securities. These securities have the following ratings:

         -        BB through D by Standard & Poor's;

         -        Ba through C by Moody's Investors Service, Inc.;

         - a comparable rating by another nationally recognized rating service; or

         - the security is unrated and Colonial believes it to be comparable in quality to securities having such ratings as noted above.

The Fund also may invest in equity securities to seek capital appreciation. Equity securities include common stocks, preferred stocks, warrants and debt securities convertible into common stocks. Additionally, the Fund may invest in securities issued or guaranteed by foreign governments or foreign companies, including securities issued in emerging market countries.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that Colonial's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and privately issued mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

THE FUNDS  COLONIAL HIGH YIELD SECURITIES FUND, VARIABLE SERIES



Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS  COLONIAL HIGH YIELD SECURITIES FUND, VARIABLE SERIES



PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class B shares. The performance table following the bar chart shows how the Fund's average annual returns for Class B shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the CS First Boston High Yield Index (CS First Boston Index), a broad-based, unmanaged index that tracks the performance of high yield bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in the Lipper High Current Yield - Annuities Funds Category (Lipper Average), as calculated by Lipper, Inc. This category is composed of funds with investment objectives similar to those of the Fund that are options under VA contracts or VLI policies. Sales charges are not reflected in the Lipper Average.


CALENDAR YEAR TOTAL RETURNS (CLASS B) (1)

[BAR CHART]

Year
1999                1.65%
2000               -7.11%
2001               -2.96%

For period shown in bar chart:
Best quarter:  4th quarter 2001, +6.67%
Worst quarter:  3rd quarter 2001, -7.53%


AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001

                                             1 YEAR      LIFE OF THE
                                                             FUND

Class B (%)                                   -2.96       -3.09 (1)
-----------------------------------------------------------------------
CS First Boston Index (%)                      5.78        0.02 (2)
-----------------------------------------------------------------------
Lipper Average (%)                             1.08       -2.03 (2)

(1) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on May 19, 1998, and Class B shares were initially offered on June 1, 2000.

(2)      Performance information is from May 31, 1998.

                 COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES



INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth by investing primarily in smaller capitalization equities.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization stocks of U.S. companies. The remainder of the Fund's assets may be invested in other stocks, or in bonds that are rated or considered by Colonial to be investment-grade. When purchasing securities for the Fund, Colonial may choose securities of companies it believes are undervalued.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that Colonial's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

THE FUNDS  COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES



Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in Colonial's opinion, undervalued. If Colonial's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value Colonial has placed on it.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS  COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES



PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class B shares. The performance table following the bar chart shows how the Fund's average annual returns for Class B shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. Beginning in 2002, the Fund's benchmark was changed to the Standard & Poor's SmallCap 600/Barra Value Index (S&P 600/Barra Value Index), an unmanaged index that tracks the performance of value stocks, as determined by low price-to-book ratios included in the Standard & Poor's SmallCap 600 Index. Previously, the Fund's returns were compared to the Russell 2000 Index (Russell 2000 Index), an unmanaged index that tracks the performance of small-capitalization stocks traded on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market System. Colonial believes that the S&P 600/Barra Value Index, because of its greater emphasis on value stocks, more accurately reflects the type of securities in which the Fund invests. The Fund's average annual returns for the one-year and the life of the Fund periods are shown compared to the S&P 600/Barra Value Index, as well as the Fund's previous benchmark, the Russell 2000 Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.


CALENDAR YEAR TOTAL RETURNS (CLASS B) (3)

[BAR CHART]

Year
1999                6.34%
2000               18.88%
2001                9.20%

For period shown in bar chart:
Best quarter:  4th quarter 2001, +17.27%
Worst quarter:  1st quarter 1999, -13.27%


AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001

                                             1 YEAR      LIFE OF THE
                                                             FUND
Class B (%)                                    9.20        5.11 (3)
-----------------------------------------------------------------------
S&P 600/Barra Value Index (%)                 13.10        4.92 (4)
-----------------------------------------------------------------------
Russell 2000 Index (%)                         2.49        1.64 (4)

(3) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on May 19, 1998, and Class B shares were initially offered on June 1, 2000.

(4)      Performance information is from April 30, 1998.

                 COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks current income consistent with prudent risk. The Fund also seeks maximum total return.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund seeks to achieve its investment goals by investing primarily in:

         -        debt securities issued by the U.S. government;

         - debt securities issued by foreign governments and foreign companies including securities issued in emerging market countries; and

         -        lower-rated corporate debt securities.

Colonial allocates the Fund's investments among these types of securities at any given time based on its estimate of the expected performance and risk of each type of investment.

The Fund pursues its investment goals by investing a portion of its assets in lower-rated corporate debt securities. These securities have the following ratings:

         -        BB through D by Standard & Poor's;

         -        Ba through C by Moody's Investors Service, Inc.;

         - a comparable rating by another nationally recognized rating service; or

         - the security is unrated and Colonial believes it to be comparable in quality to securities having such ratings as noted above.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that Colonial's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with comparable funds.

THE FUNDS  COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES



Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and privately issued mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS  COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES



PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class B shares. The performance table following the bar chart shows how the Fund's average annual returns for Class B shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Lehman Brothers Government/Credit Index (Lehman Government/Credit Index), an unmanaged index that tracks the performance of a selection of U.S. government and investment grade U.S. corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in the Lipper General Bonds - Annuities Funds Category (Lipper Average), as calculated by Lipper, Inc.. This category is composed of funds with investment objectives similar to those of the Fund that are options under VA contracts or VLI policies. Sales charges are not reflected in the Lipper Average.


CALENDAR YEAR TOTAL RETURNS (CLASS B) (5)

[BAR CHART]

Year
1995               18.30%
1996                9.83%
1997                9.11%
1998                6.03%
1999                1.78%
2000                0.07%
2001                3.54%

For period shown in bar chart:
Best quarter:  1st quarter 1995, +5.62%
Worst quarter:  2nd quarter 2001, -1.56%


AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001

                                                                       LIFE OF
                                        1 YEAR          5 YEARS       THE FUND

Class B (%)                              3.54             4.06 (5)    6.50 (5)
--------------------------------------------------------------------------------
Lehman Government/Credit Index (%)       8.50            7.37         7.88 (6)
--------------------------------------------------------------------------------
Lipper Average (%)                       5.62            5.20         7.00 (6)

(5) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on July 5, 1994, and Class B shares were initially offered on June 1, 2000.

(6)      Performance information is from June 30, 1994.

               COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES



INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks long-term growth and income.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. securities, primarily consisting of large-capitalization stocks. Up to 10% of the Fund's assets may be invested in debt securities.

In selecting debt securities for the Fund, Colonial may invest in:

         -        debt securities that are convertible into common stock;

         - corporate debt securities that are rated investment grade by at least two nationally recognized rating organizations (investment grade stocks have a rating of BBB or higher by Standard & Poor's or Baa or higher by Moody's Investors Service, Inc.); and

         -        debt securities issued or guaranteed by the U.S. government.

When purchasing securities for the Fund, Colonial generally chooses securities of companies it believes are undervalued.

The Fund compares its performance to other similarly managed mutual funds as determined by Morningstar, Inc. (Morningstar). For performance comparison purposes, Morningstar places an equity fund in one of nine "categories" based upon guidelines established by Morningstar that examine both a fund's investment methodology and the size of the companies in which the fund invests. Colonial generally manages the Fund in accordance with the Morningstar guidelines for a "Large Cap Value" fund. See Appendix A for a description of the Morningstar categories.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that Colonial's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with comparable funds.

THE FUNDS  COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES



Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and privately issued mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in Colonial's opinion, undervalued. If Colonial's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value Colonial has placed on it.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS  COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES



PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class B shares. The performance table following the bar chart shows how the Fund's average annual returns for Class B shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large capitalization U.S. common stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.


CALENDAR YEAR TOTAL RETURNS (CLASS B) (7)

[BAR CHART]

Year
1995               29.70%
1996               21.84%
1997               32.23%
1998               20.15%
1999               12.00%
2000                3.43%
2001               -0.65%

For period shown in bar chart:
Best quarter:  4th quarter 1998, +21.79%
Worst quarter:  3rd quarter 1998, -14.16%


AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001

                                       1 YEAR        5 YEARS        LIFE OF THE
                                                                        FUND

Class B (%)                             -0.65         12.83 (7)      15.88 (7)
--------------------------------------------------------------------------------
S&P 500 Index (%)                      -11.88         10.70          15.51 (8)

(7) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on July 5, 1994, and Class B shares were initially offered on June 1, 2000.

(8)      Performance information is from June 30, 1994.

      THIS FUND IS CLOSED TO FUTURE INVESTMENTS OR TRANSFERS INTO THE FUND.

            CRABBE HUSON REAL ESTATE INVESTMENT FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks to provide growth of capital and current income.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts (REITs) and other real estate industry companies. In managing the Fund, Crabbe Huson follows a basic value contrarian approach in selecting securities for the Fund's portfolio.

The contrarian approach puts primary emphasis on security prices, balance sheet and cash flow analyses and on the relationship between the market price of a security and its estimated intrinsic value as a share of an ongoing business.

REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interest. The Fund's REIT investments will consist primarily of equity REITs which invest the majority of their assets directly in real estate and derive income primarily from rents.

Other real estate industry companies in which the Fund may invest are companies that derive at least 50% of their revenues or profits from either (a) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or (b) products or services related to the real estate industry, such as building supplies or mortgage servicing.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that Crabbe Huson's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

THE FUNDS  CRABBE HUSON REAL ESTATE INVESTMENT FUND, VARIABLE SERIES



The Fund may invest in equity real estate investment trusts (REITs). REITs are entities which either own properties or make construction or mortgage loans. REITs may also include operating or finance companies. Investing in REITs involves certain unique risks in addition to those risks associated with the real estate industry in general. The prices of equity REITs are affected by changes in the value of the underlying property owned by the REITs. In addition, although the Fund does not invest directly in real estate, a REIT investment by the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.

The basic value contrarian approach is based on Crabbe Huson's belief that the securities of many companies often sell at a discount from the securities' estimated intrinsic value. Crabbe Huson attempts to identify and invest in such undervalued securities in the hope that their market price will rise to their estimated intrinsic value. If Crabbe Huson's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value Crabbe Huson has placed on it.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS  CRABBE HUSON REAL ESTATE INVESTMENT FUND, VARIABLE SERIES



PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class B shares. The performance table following the bar chart shows how the Fund's average annual returns for Class B shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the NAREIT Equity Index (NAREIT Index), an unmanaged index that tracks the performance of all equity real estate investment trusts that trade on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market System. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are compared to the average return of the funds included in the Lipper Real Estate Annuities Universe Funds Category (Lipper Average), as calculated by Lipper, Inc. This category is composed of funds with investment objectives similar to those of the Fund that are options under VA contracts or VLI policies. Sales charges are not reflected in the Lipper Average.


CALENDAR YEAR TOTAL RETURNS (CLASS B)

[BAR CHART]

2000               16.09%
2001               14.54%

For period shown in bar chart:
Best quarter:  2nd quarter 2001, +11.25%
Worst quarter:  3rd quarter 2001, -3.37%


AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001

                                       INCEPTION      1 YEAR     LIFE OF THE
                                         DATE                       FUND

Class B (%)                             6/1/99        14.54         5.42
--------------------------------------------------------------------------------
NAREIT Index (%)                          N/A         13.93        10.31 (9)
--------------------------------------------------------------------------------
Lipper Average (%)                        N/A          7.89         8.99 (9)

(9)      Performance information is from May 31, 1999

                  LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES



INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks total investment return, comprised of long-term capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity related securities, which include common stocks, bonds convertible into stocks, warrants and other rights to purchase stocks.

The Fund's sub-advisor, LAMCO, utilizes a multi-manager concept. LAMCO allocates the Fund's portfolio assets on an approximately equal basis among a number of independent investment management organizations (Portfolio Managers). There are five Portfolio Managers as of the date of this prospectus, each of which employs a different investment style. LAMCO attempts to periodically rebalance the portfolio among the Portfolio Managers so as to maintain an approximately equal allocation of the portfolio among them throughout all market cycles.

In LAMCO's opinion, the multi-manager concept provides advantages over the use of a single manager for the following reasons:

         - Most equity investment management firms consistently employ a distinct investment "style" which causes them to emphasize stocks with particular characteristics;

         - Because of changing investor preferences, any given investment style will move into and out of market favor and will result in better investment performance under certain market conditions, but less successful performance under other conditions;

         - Consequently, by allocating the Fund's portfolio on an approximately equal basis among Portfolio Managers employing different styles, the impact of any one style on investment performance will be diluted, and the investment performance of the total portfolio will tend to be more consistent and less volatile over the long term than if a single style were employed throughout the entire period; and

         - More consistent performance at a given annual rate of return over time produces a higher rate of return for the long term than more volatile performance having the same average of the annual rates of return.

The Fund's current Portfolio Managers and investment styles are as follows:

         - Boston Partners Asset Management, L.P. (Value) - Companies with low price-to-earnings and price-to-book ratios where a catalyst for positive change has been identified.

         - Oppenheimer Capital (Value) - Companies that exhibit the ability to generate excess cash flow while earning high returns on invested capital that trade below their intrinsic value.

         - Schneider Capital Management Corporation (Value) - Companies that are overlooked and undervalued where the firm anticipates a rebound in earnings.

         - Mastrapasqua & Associates (Growth) - Companies whose valuations do not reflect the potential for accelerated earnings and cash flow growth.

         - TCW Investment Management Company (Growth) - Companies that have superior sales growth, leading and/or rising market shares, and high and/or rising profit margins.

THE FUNDS  LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES



LAMCO continuously monitors the performance and investment styles of the Fund's Portfolio Managers and from time to time may recommend changes of Portfolio Managers based on factors such as:

         - A change or departure in a Portfolio Manager's investment style for which it had been selected;

         - A deterioration in a Portfolio Manager's performance relative to that of other investment management firms practicing a similar style; or

         -        Adverse changes in its ownership or personnel.

LAMCO also may recommend Portfolio Manager changes to change the mix of investment styles employed by the Fund's Portfolio Managers. The Board of Trustees must approve all Portfolio Manager changes. LAMCO is also the manager of Liberty All-Star Equity Fund, a multi-managed, closed-end fund. This fund has the same investment goals and investment program as the Fund, and currently has the same Portfolio Managers. LAMCO expects that this fund will make corresponding changes if and when Portfolio Managers are changed in the future.

The Fund will remain substantially fully invested during periods when stock prices generally rise and also during periods when they generally decline. The Fund is intended to be a long-term investment vehicle and is not designed to provide a means of speculating on short-term stock market movements.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the Portfolio Managers' stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the Portfolio Managers' opinion undervalued. If the Portfolio Managers' assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the Portfolio Managers have placed on it.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS  LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES



PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class B shares. The performance table following the bar chart shows how the Fund's average annual returns for Class B shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Russell 3000 Index (Russell 3000 Index), an unmanaged index that tracks the performance of the 3000 largest U.S. companies based on total market capitalization. The Fund's returns are also compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in the Lipper Growth & Income - Annuities Funds Category (Lipper Average), as calculated by Lipper, Inc. This category is composed of funds with investment objectives similar to those of the Fund that are options under VA contracts or VLI policies. Sales charges are not reflected in the Lipper Average.


CALENDAR YEAR TOTAL RETURNS (CLASS B) (10)

[BAR CHART]

Year
1998               18.67%
1999                8.47%
2000                6.26%
2001              -12.82%

For period shown in bar chart:
Best quarter:  4th quarter 1998, +18.67%
Worst quarter:  3rd quarter 2001, -18.77%


AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001

                                             1 YEAR      LIFE OF THE
                                                             FUND

Class B (%)                                  -12.82       4.57 (10)
------------------------------------------------------------------
Russell 3000 Index (%)                       -11.46       5.71 (11)
------------------------------------------------------------------
S&P 500 Index (%)                            -11.88       5.99 (11)
------------------------------------------------------------------
Lipper Average (%)                            -7.13       5.44 (11)

(10) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on November 17, 1997, and Class B shares were initially offered on June 1, 2000.

(11)     Performance information is from November 30, 1997.

      THIS FUND IS CLOSED TO FUTURE INVESTMENTS OR TRANSFERS INTO THE FUND.

            LIBERTY NEWPORT JAPAN OPPORTUNITIES FUND, VARIABLE SERIES



INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies whose principal activities are in Japan. Newport will determine where a company's principal activities are located by considering its country of organization, the principal trading market for its stocks, the source of its revenues and the location of its assets. The Fund invests in stocks of well-established companies with histories of consistent earnings growth in industries with attractive or improving prospects.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that Newport's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

THE FUNDS  LIBERTY NEWPORT JAPAN OPPORTUNITIES FUND, VARIABLE SERIES



Because the Fund's investments are concentrated in Japan, the Fund is particularly susceptible to country concentration risks. The political, economic and market conditions within Japan and movements in the currency exchange rates between Japan and the United States may cause the value of the Fund's shares to fluctuate more widely than the value of the shares of a fund that invests in companies located in a number of different countries. As a result, events in Japan will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which may result in greater losses and volatility.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS  LIBERTY NEWPORT JAPAN OPPORTUNITIES FUND, VARIABLE SERIES



PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's performance by illustrating the Fund's calendar year total returns for its Class B shares. The performance table following the bar chart shows how the Fund's average annual returns for Class B shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Morgan Stanley Capital International Japan Index (MSCI Japan Index), an unmanaged index that tracks the performance of Japanese stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.


CALENDAR YEAR TOTAL RETURNS (CLASS B)

[BAR CHART]

Year

2001            -32.11%

For period shown in bar chart:
Best quarter:  2nd quarter 2001, +0.41%
Worst quarter:  3rd quarter 2001, -19.39%


AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001

                                  INCEPTION      1 YEAR     LIFE OF THE
                                    DATE                       FUND

Class B (%)                        5/30/00       -32.11      -37.15
---------------------------------------------------------------------------
MSCI Japan Index (%)                 N/A         -29.40      -29.67 (12)

(12)     Performance information is from May 31, 2000.

                   LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES



INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks capital appreciation by matching the performance of a benchmark index that measures the investment returns of stocks of large U.S. companies.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund employs a passive management strategy designed to match, as closely as possible, the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500(R))(1), which is comprised of 500 widely held, large capitalization companies. The Fund invests at least 80% of its assets in the stocks that make up the S&P 500. The Fund may also invest in stock index futures and options.

Although a security may be included in the S&P 500, the Portfolio Manager may exclude or remove the security if adverse market conditions exist.

The Fund may invest, to a limited extent, in stock index futures or options, which are types of derivatives. The Fund will not use these derivatives for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The Fund invests in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the Portfolio Manager's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds. As an index fund, the Fund will seek to match the performance of the S&P 500 even when the value of the S&P 500 is falling.



----------

(1) "Standard & Poor's(R)" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by Liberty Funds Distributor, Inc. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of Standard & Poor's.

THE FUNDS  LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES



Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Tracking Error Risk. There are several reasons that the Fund's performance may not track the performance of the S&P 500 exactly:

         - Unlike the S&P 500, the Fund incurs administrative expenses and transaction costs in trading stocks.

         - The composition of the S&P 500 and the stocks held by the Fund may occasionally diverge.

The timing and magnitude of cash inflows from investors buying shares could create large balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require large ready reserves of uninvested cash. Either situation would likely cause the Fund's performance to deviate from the "fully invested" S&P 500.

Futures and Options Risk. Risks associated with derivatives include but are not limited to:

         - the risk that the derivative will not correlate well with the security for which it is acting as a substitute;

         - the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

         - the risk that the Fund cannot sell the derivative because of an illiquid secondary market.

If the Fund invests in futures contracts and options on futures contracts for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS  LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES



PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's performance by illustrating the Fund's calendar year total returns for its Class B shares. The performance table following the bar chart shows how the Fund's average annual returns for Class B shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large capitalization U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.


CALENDAR YEAR TOTAL RETURNS (CLASS B)

[BAR CHART]

Year

2001            -12.07%

For period shown in bar chart:
Best quarter:  4th quarter 2001, +10.50%
Worst quarter:  3rd quarter 2001, -14.61%


AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001

                                    INCEPTION      1 YEAR     LIFE OF THE
                                      DATE                        FUND
Class B (%)                          5/30/00       -12.07       -10.86
-----------------------------------------------------------------------------
S&P 500 Index (%)                      N/A         -11.88       -11.49 (13)

(13)     Performance information is from May 31, 2000

                   LIBERTY SELECT VALUE FUND, VARIABLE SERIES



INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund invests, under normal market conditions, primarily in mid-capitalization stocks.

In managing the Fund, Colonial uses a value investing strategy that focuses on buying stocks cheaply when they are undervalued or "out of favor." Colonial buys stocks that have attractive current prices, consistent operating performance and/or favorable future growth prospects. Colonial's strategy uses fundamental business and financial analyses.

The Fund compares its performance to other similarly managed mutual funds as determined by Morningstar, Inc. (Morningstar). For performance comparison purposes, Morningstar places an equity fund in one of nine "categories" based upon guidelines established by Morningstar that examine both a fund's investment methodology and the size of the companies in which the fund invests. Colonial generally manages the Fund in accordance with the Morningstar guidelines for a "Mid Cap Value" fund. See Appendix A for a description of the Morningstar categories.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that Colonial's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

The securities issued by mid-cap companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in Colonial's opinion, undervalued. If Colonial's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value Colonial has placed on it.

THE FUNDS  LIBERTY SELECT VALUE FUND, VARIABLE SERIES



Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS  LIBERTY SELECT VALUE FUND, VARIABLE SERIES



PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's performance by illustrating the Fund's calendar year total returns for its Class B shares. The performance table following the bar chart shows how the Fund's average annual returns for Class B shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Standard & Poor's Midcap 400 Index (S&P 400 Index), an unmanaged index that tracks the performance of middle-capitalization U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.


CALENDAR YEAR TOTAL RETURNS (CLASS B)

[BAR CHART]

Year
2001                3.47%

For period shown in bar chart:
Best quarter:  4th quarter 2001, +12.76%
Worst quarter:  3rd quarter 2001, -13.83%


AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001

                                      INCEPTION      1 YEAR     LIFE OF THE
                                        DATE                        FUND
Class B (%)                            5/30/00        3.47         9.32
--------------------------------------------------------------------------------
S&P 400 Index (%)                        N/A         -0.62         5.43 (14)

(14)     Performance information is from May 31, 2000.

                       LIBERTY VALUE FUND, VARIABLE SERIES



INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks primarily income and long-term capital growth and, secondarily, preservation of capital.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund invests in both U.S. and foreign common stocks. In selecting stocks for the Fund, Colonial invests primarily in "value" stocks. Colonial generally selects stocks which, when purchased, fall into one of the following categories:

         - Companies whose current business activities provide earnings, dividends or assets that represent above average value;

         - Companies which have a record of consistent earnings growth that may provide above average stability or value in turbulent markets; or

         - Companies with anticipated business growth prospects that represent above average value.

Colonial assesses whether a company's prospects are "above average." Colonial makes this judgment subjectively, based upon available information.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that Colonial's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in Colonial's opinion, undervalued. If Colonial's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value Colonial has placed on it.

THE FUNDS  LIBERTY VALUE FUND, VARIABLE SERIES



Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS  LIBERTY VALUE FUND, VARIABLE SERIES



PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class B shares. The performance table following the bar chart shows how the Fund's average annual returns for Class B shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large capitalization U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.


CALENDAR YEAR TOTAL RETURNS (CLASS B) (15)

[BAR CHART]

Year
1994               -0.76%
1995               30.01%
1996               17.89%
1997               28.97%
1998               11.13%
1999                5.55%
2000               16.28%
2001               -0.43%

For period shown in bar chart:
Best quarter:  4th quarter 1998, +16.92%
Worst quarter:  3rd quarter 1998, -13.57%


AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001

                             1 YEAR          5 YEARS        LIFE OF THE
                                                                FUND

Class B (%)                   -0.43           11.86 (15)     12.86 (15)
--------------------------------------------------------------------------------
S&P 500 Index (%)            -11.88           10.70          13.75 (16)

(15) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on July 1, 1993, and Class B shares were initially offered on June 1, 2000.

(16)     Performance information is from June 30, 1993.

                       NEWPORT TIGER FUND, VARIABLE SERIES



INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies located in the ten Tiger countries of Asia. The Tigers of Asia are Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, India, Indonesia, the People's Republic of China and the Philippines. In selecting investments for the Fund, Newport typically purchases stocks of quality growth companies.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that Newport's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

THE FUNDS  NEWPORT TIGER FUND, VARIABLE SERIES



Because the Fund's investments are concentrated in the ten Tiger countries of Asia, the Fund is particularly susceptible to regional risks. Events in any one Tiger country may impact the other countries or the Asian region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which may result in greater losses and volatility.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS NEWPORT TIGER FUND, VARIABLE SERIES



PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class B shares. The performance table following the bar chart shows how the Fund's average annual returns for Class B shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Morgan Stanley Capital International EAFE (GDP) Index (MSCI EAFE (GDP) Index), an unmanaged index that tracks the performance of equity securities of developed countries outside North America, including Hong Kong and Singapore and is weighted against the Gross Domestic Product. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in the Lipper Pacific Region - Annuities Funds Category (Lipper Average), as calculated by Lipper, Inc. This category is composed of funds with investment objectives similar to those of the Fund that are options under VA contracts or VLI policies. Sales charges are not reflected in the Lipper Average.

CALENDAR YEAR TOTAL RETURNS (CLASS B) (17)

[BAR CHART]

Year
1996               11.73%
1997              -31.14%
1998               -6.43%
1999               68.01%
2000              -15.27%
2001              -16.66%

For period shown in bar chart:
Best quarter:  4th quarter 1998, +37.93%
Worst quarter:  2nd quarter 1998, -28.81%


AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001

                                    1 YEAR          5 YEARS        LIFE OF THE
                                                                       FUND

Class B (%)                         -16.66           -5.23 (17)     -0.27 (17)
--------------------------------------------------------------------------------
MSCI EAFE (GDP) Index (%)           -22.20            2.90           4.00 (18)
--------------------------------------------------------------------------------
Lipper Average (%)                  -20.80           -7.94          -6.69 (18)

(17) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on May 1, 1995, and Class B shares were initially offered on June 1, 2000.

(18)     Performance information is from April 30, 1995.

                 RYDEX FINANCIAL SERVICES FUND, VARIABLE SERIES



INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund invests in companies that are involved in the financial services sector (Financial Services Companies). The Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of Financial Services Companies that are traded in the United States. Financial Services Companies include commercial banks, savings and loan associations, insurance companies, brokerage companies or other investment related companies. Under Securities and Exchange Commission regulations, the Fund may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the Portfolio Manager's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Since the Fund invests in the securities of a limited number of issuers conducting business in the financial services sector, it is subject to concentration risk. Concentration risk is the risk that the securities of issuers in the financial services sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. Financial Services Companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, and the rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector.

As a non-diversified mutual fund, the Fund is allowed to invest a greater percentage of its total assets in the securities of a single issuer. This may increase the Fund's exposure to a single issuer and, therefore, the Fund may have a greater risk of loss than a similar diversified mutual fund.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS  RYDEX FINANCIAL SERVICES FUND, VARIABLE SERIES



PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's performance by illustrating the Fund's calendar year total returns for its Class B shares. The performance table following the bar chart shows how the Fund's average annual returns for Class B shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Standard & Poor's Financial Services Index (S&P Financial Services Index), an unmanaged index that tracks the performance of domestic financial services stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.


CALENDAR YEAR TOTAL RETURNS (CLASS B)

[BAR CHARTS]

Year
2001              -11.86%

For period shown in bar chart:
Best quarter:  4th quarter 2001, +6.59%
Worst quarter:  3rd quarter 2001, -12.10%


AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001

                                     INCEPTION      1 YEAR       LIFE OF THE
                                       DATE                         FUND

Class B (%)                           5/30/00       -11.86          4.56
--------------------------------------------------------------------------------
S&P Financial Services Index (%)        N/A          -8.95          5.09 (19)

(19)     Performance information is from May 31, 2000.

                     RYDEX HEALTH CARE FUND, VARIABLE SERIES



INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund invests in companies that are involved in the health care industry (Health Care Companies). The Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of Health Care Companies that are traded in the United States. Health Care Companies include pharmaceutical companies, companies involved in research and development of pharmaceutical products and services, companies involved in the operation of health care facilities, and other companies involved in the design, manufacture, or sale of health care-related products or services.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the Portfolio Manager's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Since the Fund invests in the securities of a limited number of issuers conducting business in the health care sector, it is subject to concentration risk. Concentration risk is the risk that the securities of issuers in the health care sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Health Care Companies may fluctuate widely due to government regulation and approval of their products and services, which can have a significant effect on their price and availability. Furthermore, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a Health Care Company's market value and/or share price.

As a non-diversified mutual fund, the Fund is allowed to invest a greater percentage of its total assets in the securities of a single issuer. This may increase the Fund's exposure to a single issuer and, therefore, the Fund may have a greater risk of loss than a similar diversified mutual fund.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS  RYDEX HEALTH CARE FUND, VARIABLE SERIES



PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's performance by illustrating the Fund's calendar year total returns for its Class B shares. The performance table following the bar chart shows how the Fund's average annual returns for Class B shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Standard & Poor's Health Care Index (S&P Health Care Index), an unmanaged index that tracks the performance of domestic health care stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.


CALENDAR YEAR TOTAL RETURNS (CLASS B)

[BAR CHART]

Year
2001              -11.95%

For period shown in bar chart:
Best quarter:  2nd quarter 2001, +1.31%
Worst quarter:  1st quarter 2001, -14.06%


AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001

                                   INCEPTION      1 YEAR       LIFE OF THE
                                     DATE                         FUND

Class B (%)                         5/30/00       -11.95          2.70
--------------------------------------------------------------------------------
S&P Health Care Index (%)             N/A         -11.95          3.57 (20)

(20)  Performance information is from May 31, 2000.

                         TRUST MANAGEMENT ORGANIZATIONS



THE TRUSTEES
--------------------------------------------------------------------------------
The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.


INVESTMENT ADVISOR: LIBERTY ADVISORY SERVICES CORP.
--------------------------------------------------------------------------------
LASC, located at One Financial Center, Boston, Massachusetts 02111, is the Funds' investment advisor. LASC is an indirect wholly owned subsidiary of FleetBoston Financial Corporation (FleetBoston). LASC has been an investment advisor since 1993. As of March 31, 2002, LASC managed over $855.4 million in assets. LASC designates the Funds' Sub-Advisors, evaluates and monitors Sub-Advisors' performance and investment programs and recommends to the Board of Trustees whether Sub-Advisors' contracts should be continued or modified and the addition or deletion of Sub-Advisors. LASC also has the responsibility of administering the Trust's operations, which it may delegate, at its own expense, to certain affiliates. LASC has delegated its administrative responsibilities to Colonial in accordance with this authority.

For the 2001 fiscal year, aggregate advisory fees paid to LASC by the Funds amounted to the following annual rates of the average daily net assets of each specified Fund:

         Colonial High Yield Securities Fund, Variable Series         0.60%
         Colonial Small Cap Value Fund, Variable Series               0.80%
         Colonial Strategic Income Fund, Variable Series              0.65%
         Colonial U.S. Growth & Income Fund, Variable Series          0.80%
         Crabbe Huson Real Estate Investment Fund, Variable Series    1.00% (21)
         Liberty All-Star Equity Fund, Variable Series                0.80%
         Liberty Newport Japan Opportunities Fund, Variable Series    1.20%
         Liberty S&P 500 Index Fund, Variable Series                  0.40%
         Liberty Select Value Fund, Variable Series                   0.70%
         Liberty Value Fund, Variable Series                          0.65%
         Newport Tiger Fund, Variable Series                          0.90%
         Rydex Financial Services Fund, Variable Series               0.85%
         Rydex Health Care Fund, Variable Series                      1.00%

(21) The Real Estate Fund's advisor has voluntarily agreed to reimburse all expenses including management fees so that total expenses of the Fund (excluding interest, taxes, 12b-1, brokerage and extraordinary expenses) do not exceed 1.20%. As a result, the actual management fee paid to the advisor for the 2001 fiscal year was 0.00%.


INVESTMENT SUB-ADVISORS AND PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
The Sub-Advisors manage the assets of the Funds under the supervision of LASC and the Board of Trustees. Each Sub-Advisor determines which securities and other instruments are purchased and sold for the Fund(s) it sub-advises. Each Sub-Advisor is an indirect wholly owned subsidiary of FleetBoston.


COLONIAL

Colonial, an investment advisor since 1931, is the Sub-Advisor of each of the High Yield Fund, Small Cap Fund, Strategic Income Fund, U.S. Growth & Income Fund, S&P 500 Fund, Select Value Fund, Value Fund, Financial Services Fund and Health Care Fund. Colonial's principal business address is One Financial Center, Boston, Massachusetts 02111. As of March 31, 2002, Colonial managed over $14.5 billion in assets.

TRUST MANAGEMENT ORGANIZATIONS



LASC, out of the management fees it receives from the Funds, pays Colonial sub-advisory fees at the following annual rates of the average daily net assets of each specified Fund:

         Colonial High Yield Securities Fund, Variable Series          0.40%
         Colonial Small Cap Value Fund, Variable Series                0.60%
         Colonial Strategic Income Fund, Variable Series               0.45%
         Colonial U.S. Growth & Income Fund, Variable Series           0.60%
         Liberty S&P 500 Index Fund, Variable Series                   0.20%
         Liberty Select Value Fund, Variable Series                    0.50%
         Liberty Value Fund, Variable Series                           0.45%
         Rydex Financial Services Fund, Variable Series                0.65%
         Rydex Health Care Fund, Variable Series                       0.80%

Colonial also provides transfer agency, pricing and record keeping services for the Funds under separate agreements.

SCOTT B. RICHARDS, a senior vice president of Colonial, has managed or co-managed the High Yield Fund since May, 1999. Prior to joining Colonial he was employed with State Street Research & Management Company as a vice president and a portfolio manager from January, 1994 to May, 1999.

DANIEL K. CANTOR, CFA, a senior vice president of Colonial, has co-managed the Small Cap Fund and the Select Value Fund since August, 2000. Mr. Cantor has managed or co-managed various other funds for Stein Roe & Farnham Incorporated (Stein Roe), an affiliate of Colonial, since 1994 and was a senior equity analyst for Stein Roe from 1985 through 1994.

JEFFREY C. KINZEL, CFA, a senior vice president of Colonial, has co-managed the Small Cap Fund and the Select Value Fund since August, 2000. Mr. Kinzel has been a portfolio manager for Stein Roe since 1996 and was an analyst for Stein Roe from 1991 through 1999.

LAURA A. OSTRANDER, a senior vice president of Colonial, has managed or co-managed the Strategic Income Fund since September, 2000 and has managed various other Colonial funds since December, 1996. Prior to joining Colonial, Ms. Ostrander was a portfolio manager with American Express Financial Advisers from July, 1994 to November, 1996.

HARVEY B. HIRSCHHORN, a senior vice president of Colonial, has co-managed the U.S. Growth & Income Fund since August, 2000. Mr. Hirschhorn has been affiliated with and has managed various other funds for Stein Roe, an affiliate of Colonial, since 1973.

SCOTT SCHERMERHORN, a senior vice president of Colonial, has co-managed the U.S. Growth & Income Fund since August, 2000. Mr. Schermerhorn has also managed the Value Fund since November, 1999. He has managed various other funds for Colonial since October, 1998. Prior to joining Colonial, Mr. Schermerhorn was the head of the value team at Federated Investors from May, 1996 to October, 1998 where he managed the American Leader Fund, Federated Stock Trust and Federated Stock and Bond Fund as well as other institutional accounts.

Colonial will use Newport's trading facilities when buying or selling foreign securities for the Funds' portfolios. Newport executes all trades under its own procedures.

Colonial's investment advisory business is part of a larger organization known as Columbia Management Group, Inc. (Columbia Management). Columbia Management is a wholly owned subsidiary of FleetBoston and includes several separate legal entities. Colonial and these other legal entities are managed by a single management team. These Columbia Management entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Fund. Colonial is a registered investment advisor.

TRUST MANAGEMENT ORGANIZATIONS



RYDEX GLOBAL ADVISORS

Rydex Global Advisors (Rydex), an investment advisor since 1993, is the Portfolio Manager to the Financial Services Fund and the Health Care Fund.

Out of the management fees it receives from LASC, Colonial pays Rydex a fee at the following annual rates of average daily net assets of each specified Fund:

                  Rydex Financial Services Fund, Variable Series      0.50% (22)
                  Rydex Health Care Fund, Variable Series             0.50% (22)

(22) When the combined assets of both the Financial Services Fund and Health Care Fund reach $300 million, the annual fee paid by Colonial to Rydex for each Fund will be reduced to 0.45% of the average daily net assets thereafter.

Each Fund is managed by a team and no one person is responsible for making investment decisions for a specific Fund.

A more complete description of Rydex is included in the Statement of Additional Information.


SSGA FUNDS MANAGEMENT, INC.

SSgA Funds Management, Inc. (SSgA FM), the registered investment advisor of State Street Corporation, is the Portfolio Manager to the S&P 500 Fund.

Out of the management fees it receives from LASC, Colonial pays SSgA FM a fee at the annual rate of $25,000 on average daily net assets up to $50 million and 0.05% on average daily net assets thereafter.

TOM O'BRIEN, a principal of SSgA FM, has managed the S&P 500 Fund since its inception in May, 2000. A more complete description of SSgA FM is included in the Statement of Additional Information.


CRABBE HUSON

Crabbe Huson, an investment advisor since 1980, is the Sub-Advisor of the Real Estate Fund. Crabbe Huson's principal address is 121 S.W. Morrison, Suite 1400, Portland, Oregon 97204. As of January 31, 2002, Crabbe Huson managed over $1.1 billion in assets.

LASC, out of the management fees it receives from the Trust, pays Crabbe Huson a sub-advisory fee at the annual rate of 0.80% of the average daily net assets of the Real Estate Fund.

JOHN E. MAACK JR., CFA, has managed the Real Estate Fund since July, 2000. Mr. Maack joined Crabbe Huson in July, 1988. From July, 1988 to July, 1999 Mr. Maack served as a portfolio manager and securities analyst. After a sabbatical, he returned to employment in December, 1999 as director of equities, portfolio manager and securities analyst. Mr. Maack previously managed the Real Estate Fund from its inception, June, 1999, to July, 1999, prior to his sabbatical.


LAMCO AND LAMCO'S PORTFOLIO MANAGERS

LAMCO, an investment advisor since 1985, is the Sub-Advisor of the All-Star Equity Fund. LAMCO's principal address is One Financial Center, Boston, Massachusetts 02111. As of March 31, 2002, LAMCO managed over $1.33 billion in assets.

LASC, out of the management fees it receives from the Trust, pays LAMCO a sub-advisory fee at the annual rate of 0.60% of the average daily net assets of the All-Star Equity Fund.

LAMCO is a manager of other investment managers which LAMCO recommends to the Board of Trustees for appointment pursuant to portfolio management agreements among the Trust, LAMCO and the Portfolio Managers. The management agreements permit each Portfolio Manager to have full investment discretion and authority over investment of a portion of the Fund's assets.

Out of the management fees it receives from LASC, LAMCO pays each Portfolio Manager a fee at the annual rate of 0.30% of the average daily net assets of the portion of the Fund's assets assigned to that Portfolio Manager.

No one individual at LAMCO is responsible for LAMCO's investment management of the All-Star Equity Fund. The following individuals who work for the indicated Portfolio Managers each manage a portion of All-Star Equity Fund's assets:

- FRANK MASTRAPASQUA, Ph.D., Chairman and Chief Executive Officer of Mastrapasqua & Associates, and THOMAS A. TRANTUM, CFA, President of Mastrapasqua & Associates

-        JOHN LINDENTHAL, Managing Director of Oppenheimer Capital

- MARK DONOVAN, Chairman, Equity Strategy Committee, of Boston Partners Asset Management, L.P.

- ARNOLD C. SCHNEIDER III, President and Chief Investment Officer of Schneider Capital Management Corporation

-        GLEN E. BICKERSTAFF, Managing Director - U.S. Equities; BRIAN M.
         BEITNER, CFA and Managing Director - U.S. Equities and Director of U.S. Equities Research; LEIGH R. CRAWFORD, Managing Director - U.S. Equities of TCW Investment Management Company

A more complete description of each Portfolio Manager is included in the Statement of Additional Information. The Trust and LAMCO have received an exemptive order from the Securities and Exchange Commission that permits the All-Star Equity Fund to change Portfolio Managers without a vote of the shareholders. Information regarding any new Portfolio Manager is sent to holders of VA contracts and VLI policies within 90 days following the effective date of the change.


NEWPORT

Newport, an investment advisor since 1987, is the Sub-Advisor of the Japan Opportunities Fund and the Tiger Fund. Newport's principal address is 580 California Street, Suite 1960, San Francisco, California 94104. As of March 31, 2002, Newport managed over $935 million in assets.

LASC, out of the management fees it receives from the Trust, pays Newport a sub-advisory fee at the annual rate of 1.00% and 0.70% of the average daily net assets of the Japan Opportunities Fund and Tiger Fund, respectively.

DAVID SMITH, a senior vice president of Newport and its immediate parent, Newport Pacific Management, Inc. (Newport Pacific), has managed or co-managed the Japan Opportunities Fund since its inception in May, 2000, and has managed various other funds or accounts on behalf of Newport since October, 1994.

JAMIE CHUI, a vice president of Newport, has co-managed the Japan Opportunities Fund since August, 2001, and was an analyst covering Asia Pacific companies from November, 2000 to July, 2001. Prior to joining Newport, Ms. Chui was a research investment associate at Putnam Investments from December, 1997 to November, 2000. Prior to December, 1997, Ms. Chui was a domestic fixed income research associate with Loomis, Sayles & Company, L.P.

LYNDA COUCH, a managing director of Newport and Newport Pacific, has managed or co-managed the Tiger Fund since May, 1999. Ms. Couch has managed various other Newport Funds since April, 1995. Ms. Couch has been an officer of Newport and Newport Pacific since 1994.


AFFILIATED BROKER/DEALER

Colonial may use the services of AlphaTrade Inc., an affiliated broker-dealer, when buying or selling equity securities for a Fund's portfolio, pursuant to procedures adopted by the Board of Trustees.

TRUST MANAGEMENT ORGANIZATIONS



RULE 12B-1 PLAN
--------------------------------------------------------------------------------
The Funds have adopted a plan under Rule 12b-1 that permits them to pay LFD marketing and other fees to support the sale and distribution of Class B shares. The annual distribution fee may equal up to 0.25% of average daily net assets for Class B shares. Distribution fees are paid out of the assets attributable to the Class B shares. LFD has voluntarily agreed to reimburse the distribution fee to the extent necessary to limit the Class B expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses, incurred by each of the following Funds to the following annual rates (as a percentage of Class B's average daily net assets):

U.S. Growth Fund:                                1.00%
Strategic Income Fund:                           1.00%
All-Star Equity Fund:                            1.00%
Small Cap Fund:                                  1.10%
High Yield Fund:                                 0.95%
Japan Opportunities Fund                         1.85%
Select Value Fund                                1.10%
Financial Services Fund                          1.45%
Health Care Fund                                 1.60%
S&P 500 Fund                                     0.75%

If, after reimbursing the distribution fee, Class B expenses are above the expense limit, LASC will then reimburse other Fund expenses for both Class A and Class B to the extent necessary to reach the expense limit.

Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges.


MIXED AND SHARED FUNDING
--------------------------------------------------------------------------------
As described above, the Funds serve as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may, from time to time, become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                      OTHER INVESTMENT STRATEGIES AND RISKS



Each Fund's principal investment strategies and their associated risks are described under "The Funds - Principal Investment Strategies" and "The Funds - Principal Investment Risks." In seeking to meet their investment goals, the Funds may also invest in other securities and use certain other investment techniques. These securities and investment techniques offer opportunities and carry various risks. The Funds may elect not to buy any of these securities or use any of these techniques unless they believe that doing so will help them achieve their investment goals. The Funds may not always achieve their investment goals. Additional information about the Funds' securities and investment techniques, as well as the Funds' fundamental and non-fundamental investment policies, is contained in the Statement of Additional Information.

This section describes other investments the Funds may make and the risks associated with them. In seeking to achieve their investment goals, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). Except as otherwise noted, approval by a Fund's shareholders is not required to modify or change a Fund's investment goals or any of its investment strategies.


U.S. GOVERNMENT SECURITIES
--------------------------------------------------------------------------------
(Strategic Income Fund) The Fund will invest in U.S. government securities, including U.S. Treasuries and securities of various U.S. government agencies. Agency securities include mortgage-backed securities, which represent interests in pools of mortgages. The Fund has flexibility to vary its allocation among different types of U.S. government securities based upon Colonial's judgment of which types of securities will outperform others. In selecting investments for the Fund, Colonial considers a security's expected income, together with its potential to rise or fall in price.


STRUCTURE RISK
--------------------------------------------------------------------------------
(Strategic Income Fund, U.S. Growth & Income Fund, High Yield Fund) Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in mortgage-backed securities and asset-backed securities. Prepayment risk is the possibility that asset-backed securities may be prepaid if the underlying debt securities are prepaid. Prepayment risk for mortgage-backed securities is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed securities and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, these securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of these securities may be difficult to predict and result in greater volatility.


ZERO COUPON BONDS
--------------------------------------------------------------------------------
(Strategic Income Fund, High Yield Fund) Zero coupon bonds do not pay interest in cash on a current basis, but instead accrue interest over the life of the bond. As a result, these securities are issued at a deep discount. The value of these securities may fluctuate more than the value of similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest accrued on these securities is reported as income to a Fund and distributed to its shareholders.


CONVERTIBLE SECURITIES
--------------------------------------------------------------------------------
(U.S. Growth & Income Fund, High Yield Fund) Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stocks at a specified price or conversion ratio. The risk of investing in convertible securities, in addition to issuer risk and interest rate risk, is that the value of the underlying securities will fluctuate.

OTHER INVESTMENT STRATEGIES AND RISKS



DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
(All Funds) A Fund may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. A Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.


ADDITIONAL EQUITY RISK
--------------------------------------------------------------------------------
(All Funds) The Funds may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. An investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.


PRICING RISK
--------------------------------------------------------------------------------
(All Funds) The Funds' securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that a Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If a Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If a Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.


EARLY CLOSING RISK
--------------------------------------------------------------------------------
(All Funds) The normal close of trading of securities listed on the NASDAQ National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.


TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
At times, with the exception of the All-Star Equity Fund, each Fund's Sub-Advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit.

(High Yield Fund) If necessary, the Fund has the ability to invest 100% of its assets in higher-rated securities, if, in Colonial's opinion, economic conditions create a situation where yield spreads narrow between lower- and higher-rated securities.

Taking a temporary defensive position may prevent a Fund from achieving its investment goals.

                              FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years (or shorter period if a Fund commenced operations less than five years ago), which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the Funds' financial statements, are included in the Funds' annual report. You can request a free annual report by writing LFD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.


COLONIAL HIGH YIELD SECURITIES FUND, VARIABLE SERIES

                                                                                         Year ended        Period ended
                                                                                        December 31,       December 31,
                                                                                            2001             2000 (a)

                                                                                          Class B             Class B
                                                                                          -------             -------
Net asset value, Beginning of period ($)                                                    7.42               8.64
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (b)                                                                   0.74 (c)           0.48
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized loss on investments and foreign currency                       (0.96)(c)          (0.91)
--------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                                           (0.22)             (0.43)
==========================================================================================================================
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                                                 (0.66)             (0.75)
--------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                                          ---               (0.02)
--------------------------------------------------------------------------------------------------------------------------
Return of capital                                                                          (0.04)             (0.02)
--------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                                               (0.70)             (0.79)
==========================================================================================================================
Net asset value, End of period ($)                                                          6.50               7.42
--------------------------------------------------------------------------------------------------------------------------
Total return (%) (d)(e)(f)                                                                 (2.96)             (4.96)(g)
==========================================================================================================================
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (h)                                                                                0.95               0.95 (i)
--------------------------------------------------------------------------------------------------------------------------
Net investment income (h)                                                                  10.19 (c)           9.88 (i)
--------------------------------------------------------------------------------------------------------------------------
Waiver/reimbursement                                                                        0.23               0.24 (i)
==========================================================================================================================
Portfolio turnover rate (%)                                                                   54                 35
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                                                      8,716              1,199

(a)      Class B shares were initially offered on June 1, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change, for the year ended December 31, 2001, was to increase net investment income per share by $0.05, decrease net realized and unrealized gain/loss per share by $0.05 and increase the ratio of net investment income to average net assets from 9.47% to 10.19%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(d)      Total return at net asset value assuming all distributions reinvested.

(e) Had the distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(g)      Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(i)      Annualized.

FINANCIAL HIGHLIGHTS


COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

                                                             Year ended      Period ended
                                                            December 31,     December 31,
                                                               2001            2000 (a)

                                                              Class B           Class B
                                                              -------           -------
Net asset value, Beginning of period ($)                       10.73              9.21
------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (b)                                       0.02              0.06
------------------------------------------------------------------------------------------
Net realized and unrealized loss on investments                 0.97              1.57
------------------------------------------------------------------------------------------
Total from Investment Operations                                0.99              1.63
------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                     (0.02)            (0.05)
------------------------------------------------------------------------------------------
From net realized capital gains                                (0.15)            (0.06)
------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                   (0.17)            (0.11)
------------------------------------------------------------------------------------------
Net asset value, End of period ($)                             11.55             10.73
------------------------------------------------------------------------------------------
Total return (%) (c)(d)(e)                                      9.20             17.72 (f)
------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (g)                                                    1.10              1.10 (h)
------------------------------------------------------------------------------------------
Net investment income (g)                                       0.22              1.01 (h)
------------------------------------------------------------------------------------------
Waiver/reimbursement                                            0.47              1.07 (h)
------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                       56                54
------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                          9,020             3,469

(a)   Class B shares were initially offered on June 1, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c)   Total return at net asset value assuming all distributions reinvested.
(d) Had the manager and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(f)   Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(h)   Annualized.

FINANCIAL HIGHLIGHTS


COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

                                                       Year ended       Period ended
                                                      December 31,      December 31,
                                                          2001             2000 (a)

                                                         Class B           Class B
                                                         -------           -------
Net asset value, Beginning of period ($)                   9.41             10.24
-------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (b)                                  0.79 (c)          0.56
-------------------------------------------------------------------------------------
Net realized and unrealized loss on investments           (0.46)(c)         (0.37)
-------------------------------------------------------------------------------------
Total from Investment Operations                           0.33              0.19
-------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                (0.81)            (0.99)
-------------------------------------------------------------------------------------
Return of capital                                         (0.02)            (0.03)
-------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders              (0.83)            (1.02)
-------------------------------------------------------------------------------------
Net asset value, End of period ($)                         8.91              9.41
-------------------------------------------------------------------------------------
Total return (%) (d)(e)(f)                                 3.54              1.92 (g)
-------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (h)                                               1.00              1.00 (i)
-------------------------------------------------------------------------------------
Net investment income (h)                                  8.27 (c)          9.39 (i)
-------------------------------------------------------------------------------------
Waiver/reimbursement                                       0.10              0.03 (i)
-------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                  62                31
-------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                    19,481             3,579

(a)   Class B shares were initially offered on June 1, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.03, decrease net realized and unrealized loss per share by $0.03 and decrease the ratio of net investment income to average net assets from 8.55% to 8.27%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(d)   Total return at net asset value assuming all distributions reinvested.
(e) Had the distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(g)   Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(i)   Annualized.

FINANCIAL HIGHLIGHTS


COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES

                                                            Year ended      Period ended
                                                           December 31,     December 31,
                                                               2001           2000 (a)

                                                              Class B         Class B
                                                              -------         -------
Net asset value, Beginning of period ($)                       18.26           19.82
----------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (b)                                       0.15            0.08
----------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments         (0.35)           0.65
----------------------------------------------------------------------------------------
Total from Investment Operations                               (0.20)           0.73
----------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                     (0.15)          (0.17)
----------------------------------------------------------------------------------------
In excess of net investment income                                --              -- (c)
----------------------------------------------------------------------------------------
From net realized capital gains                                (2.34)          (2.12)
----------------------------------------------------------------------------------------
Return of capital                                              (0.04)             --
----------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                   (2.53)          (2.29)
----------------------------------------------------------------------------------------
Net asset value, End of period ($)                             15.53           18.26
----------------------------------------------------------------------------------------
Total return (%) (d)(e)(f)                                     (0.65)           3.64 (g)
----------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (h)                                                    1.00            1.00 (i)
----------------------------------------------------------------------------------------
Net investment income (h)                                       0.88            0.71 (i)
----------------------------------------------------------------------------------------
Waiver/reimbursement                                            0.21            0.13 (i)
----------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                       53             120
----------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                         25,742           4,318

(a)   Class B shares were initially offered on June 1, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c)   Rounds to less than $0.01.
(d)   Total return at net asset value assuming all distributions reinvested.
(e) Had the manager and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(g)   Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(i)   Annualized.

FINANCIAL HIGHLIGHTS


CRABBE HUSON REAL ESTATE INVESTMENT FUND, VARIABLE SERIES

                                                                                       Period ended
                                                            Year ended December 31,    December 31,
                                                               2001          2000        1999 (a)

                                                             Class B       Class B       Class B
                                                             -------       -------       -------
Net asset value, Beginning of period ($)                       9.17          8.34         10.00
----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (b)                                      0.48          0.64          0.31
----------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments         0.85          0.70         (1.70)
----------------------------------------------------------------------------------------------------
Total from Investment Operations                               1.33          1.34         (1.39)
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                    (0.36)        (0.29)        (0.22)
----------------------------------------------------------------------------------------------------
In excess of net investment income                               --         (0.12)           --
----------------------------------------------------------------------------------------------------
Return of capital                                             (0.16)        (0.10)        (0.05)
----------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                  (0.52)        (0.51)        (0.27)
----------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                             9.98          9.17          8.34
----------------------------------------------------------------------------------------------------
Total return (%) (c)(d)(e)                                    14.54         16.09        (13.80) (f)
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (g)                                                   1.45          1.45          1.45 (h)
----------------------------------------------------------------------------------------------------
Net investment income (g)                                      4.89          6.96          5.90 (h)
----------------------------------------------------------------------------------------------------
Waiver/reimbursement                                           1.80          1.66          2.80 (h)
----------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                      35            85            57 (f)
----------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                         4,742         4,152         2,180

(a) For the period from commencement of operations on June 1, 1999 to December 31, 1999.
(b) Per share data was calculated using average shares outstanding during the period.
(c)   Total return at net asset value assuming all distributions reinvested.
(d) Had the manager not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(f)   Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(h)   Annualized.

FINANCIAL HIGHLIGHTS


LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

                                                            Year ended    Period ended
                                                           December 31,   December 31,
                                                              2001          2000 (a)

                                                             Class B        Class B
                                                             -------        -------
Net asset value, Beginning of period ($)                      12.42          12.97
--------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (b)                                      0.03           0.05
--------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments        (1.66)          0.24
--------------------------------------------------------------------------------------
Total from Investment Operations                              (1.63)          0.29
--------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                    (0.03)         (0.05)
--------------------------------------------------------------------------------------
From net realized gains                                       (0.23)         (0.79)
--------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                  (0.26)         (0.84)
--------------------------------------------------------------------------------------
Net asset value, End of period ($)                            10.53          12.42
--------------------------------------------------------------------------------------
Total return (%) (c)(d)(e)                                   (12.82)          2.17 (f)
--------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (g)                                                   1.00           1.00 (h)
--------------------------------------------------------------------------------------
Net investment income (g)                                      0.26           0.63 (h)
--------------------------------------------------------------------------------------
Waiver/reimbursement                                           0.25           0.45 (h)
--------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                      62             97
--------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                         4,382          2,727

(a)   Class B shares were initially offered on June 1, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c)   Total return at net asset value assuming all distributions reinvested.
(d) Had the manager and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(f)   Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(h)   Annualized.

FINANCIAL HIGHLIGHTS


LIBERTY NEWPORT JAPAN OPPORTUNITIES FUND, VARIABLE SERIES

                                                      Year ended      Period ended
                                                     December 31,     December 31,
                                                        2001            2000 (a)

                                                       Class B          Class B
                                                       -------          -------
Net asset value, Beginning of period ($)                 8.44            12.00
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment loss (b)                                 (0.07)           (0.07)
----------------------------------------------------------------------------------
Net realized and unrealized loss on investments         (2.64)           (3.49)
----------------------------------------------------------------------------------
Total from Investment Operations                        (2.71)           (3.56)
----------------------------------------------------------------------------------
Net asset value, End of period ($)                       5.73             8.44
----------------------------------------------------------------------------------
Total return (%) (c)(d)(e)                             (32.11)          (29.67)(f)
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (g)                                             1.85             1.85 (h)
----------------------------------------------------------------------------------
Net investment loss (g)                                 (1.00)           (1.07)(h)
----------------------------------------------------------------------------------
Waiver/reimbursement                                     3.18             2.90 (h)
----------------------------------------------------------------------------------
Portfolio turnover rate (%)                                22               16 (f)
----------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                   1,184            1,811

(a) For the period from commencement of operations on May 30, 2000 to December 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c)   Total return at net asset value assuming all distributions reinvested.
(d) Had the manager and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(f)   Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(h)   Annualized.

FINANCIAL HIGHLIGHTS


LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES

                                                          Year ended       Period ended
                                                         December 31,      December 31,
                                                            2001             2000 (a)

                                                           Class B           Class B
                                                           -------           -------
Net asset value, Beginning of period ($)                    11.31             12.00
---------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (b)                                    0.07              0.07
---------------------------------------------------------------------------------------
Net realized and unrealized loss on investments
   and futures contracts                                    (1.43)            (0.70)
---------------------------------------------------------------------------------------
Total from Investment Operations                            (1.36)            (0.63)
---------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                  (0.06)            (0.06)
---------------------------------------------------------------------------------------
Net asset value, End of period ($)                           9.89             11.31
---------------------------------------------------------------------------------------
Total return (%) (c)(d)(e)                                 (12.07)            (5.29)(f)
---------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (g)                                                 0.75              0.75 (h)
---------------------------------------------------------------------------------------
Net investment income (g)                                    0.72              0.89 (h)
---------------------------------------------------------------------------------------
Waiver/reimbursement                                         0.53              0.61 (h)
---------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                     7                 2 (f)
---------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                      28,835            12,098

(a) For the period from commencement of operations on May 30, 2000 to December 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c)   Total return at net asset value assuming all distributions reinvested.
(d) Had the manager and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Total return figures do not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(f)   Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(h)   Annualized.

FINANCIAL HIGHLIGHTS


LIBERTY SELECT VALUE FUND, VARIABLE SERIES

                                                          Year ended       Period ended
                                                         December 31,      December 31,
                                                             2001            2000 (a)

                                                           Class B           Class B
                                                           -------           -------
Net asset value, Beginning of period ($)                    13.24             12.00
---------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (b)                                    0.05              0.09
---------------------------------------------------------------------------------------
Net realized and unrealized gain on investments              0.41              1.28
---------------------------------------------------------------------------------------
Total from Investment Operations                             0.46              1.37
---------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                  (0.03)            (0.07)
---------------------------------------------------------------------------------------
From net realized capital gains                             (0.02)               -- (c)
---------------------------------------------------------------------------------------
Return of capital                                              --             (0.06)
---------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                (0.05)            (0.13)
---------------------------------------------------------------------------------------
Net asset value, End of period ($)                          13.65             13.24
---------------------------------------------------------------------------------------
Total return (%) (d)(e)(f)                                   3.47             11.38 (g)
---------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (h)                                                 1.10              1.10 (i)
---------------------------------------------------------------------------------------
Net investment income (h)                                    0.34              1.13 (i)
---------------------------------------------------------------------------------------
Waiver/reimbursement                                         0.73              1.56 (i)
---------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                    15                26 (g)
---------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                      16,886             3,762

(a) For the period from commencement of operations on May 30, 2000 to December 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c)   Rounds to less than $0.01.
(d)   Total return at net asset value assuming all distributions reinvested.
(e) Had the distributor and the manager not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Total return figures do not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(g)   Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(i)   Annualized.

FINANCIAL HIGHLIGHTS


LIBERTY VALUE FUND, VARIABLE SERIES

                                                              Year ended      Period ended
                                                             December 31,     December 31,
                                                                 2001           2000 (a)

                                                                Class B         Class B
                                                                -------         -------
Net asset value, Beginning of period ($)                         15.09           13.94
---------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (b)                                         0.13            0.09
---------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments           (0.19)           1.29
---------------------------------------------------------------------------------------------
Total from Investment Operations                                 (0.06)           1.38
---------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                       (0.17)          (0.19)
---------------------------------------------------------------------------------------------
In excess of net investment income                                  --           (0.01)
---------------------------------------------------------------------------------------------
From net realized capital gains                                  (1.06)          (0.03)
---------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                     (1.23)          (0.23)
---------------------------------------------------------------------------------------------
Net asset value, End of period ($)                               13.80           15.09
---------------------------------------------------------------------------------------------
Total return (%) (c)(d)                                          (0.43)           9.86 (e)(f)
---------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (g)                                                      1.06            1.00 (h)
---------------------------------------------------------------------------------------------
Net investment income (g)                                         0.91            1.09 (h)
---------------------------------------------------------------------------------------------
Waiver/reimbursement                                                --            0.04 (h)
---------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                         54              84
---------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                            7,755           1,082

(a)   Class B shares were initially offered on June 1, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c)   Total return at net asset value assuming all distributions reinvested.
(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(e) Had the manager and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)   Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(h)   Annualized.

FINANCIAL HIGHLIGHTS


NEWPORT TIGER FUND, VARIABLE SERIES

                                                         Year ended      Period ended
                                                        December 31,     December 31,
                                                            2001           2000 (a)

                                                           Class B         Class B
                                                           -------         -------
Net asset value, Beginning of period ($)                     2.19            2.35
-------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (b)                                    0.01              -- (c)
-------------------------------------------------------------------------------------
Net realized and unrealized loss on investments
    and foreign currency                                    (0.37)          (0.14)
-------------------------------------------------------------------------------------
Total from Investment Operations                            (0.36)          (0.14)
-------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                  (0.02)          (0.02)
-------------------------------------------------------------------------------------
Net asset value, End of period ($)                           1.81            2.19
-------------------------------------------------------------------------------------
Total return (%) (d)(e)                                    (16.66)          (5.94)(f)
-------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (g)                                                 1.56            1.47 (h)
-------------------------------------------------------------------------------------
Net investment income (g)                                    0.74            0.11 (h)
-------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                    24              22
-------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                       2,232             644

(a)   Class B shares were initially offered on June 1, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c)   Rounds to less than $0.01.
(d)   Total return at net asset value assuming all distributions reinvested.
(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(f)   Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(h)   Annualized.

FINANCIAL HIGHLIGHTS


RYDEX FINANCIAL SERVICES FUND, VARIABLE SERIES

                                                          Year ended      Period ended
                                                         December, 31     December 31,
                                                             2001          2000 (a)

                                                           Class B         Class B
                                                           -------         -------
Net asset value, Beginning of period ($)                    14.50           12.00
-------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (b)                                    0.06            0.04
-------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments      (1.78)           2.58
-------------------------------------------------------------------------------------
Total from Investment Operations                            (1.72)           2.62
-------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                  (0.04)          (0.02)
-------------------------------------------------------------------------------------
In excess of net investment income                             --           (0.01)
-------------------------------------------------------------------------------------
From net realized capital gains                             (0.01)          (0.05)
-------------------------------------------------------------------------------------
Return of capital                                              --           (0.04)
-------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                (0.05)          (0.12)
-------------------------------------------------------------------------------------
Net asset value, End of period ($)                          12.73           14.50
-------------------------------------------------------------------------------------
Total return (%) (c)(d)(e)                                 (11.86)          21.79 (f)
-------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (g)                                                 1.45            1.45 (h)
-------------------------------------------------------------------------------------
Net investment income (g)                                    0.44            0.50 (h)
-------------------------------------------------------------------------------------
Waiver/reimbursement                                         1.57            3.14 (h)
-------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                    57               4 (f)
-------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                       4,586           2,606

(a) For the period from commencement of operations on May 30, 2000 to December 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c)   Total return at net asset value assuming all distributions reinvested.
(d) Had the manager and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Total return figures do not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(f)   Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(h)   Annualized.

FINANCIAL HIGHLIGHTS


RYDEX HEALTH CARE FUND, VARIABLE SERIES

                                                             Year ended       Period ended
                                                            December 31,      December 31,
                                                                2001             2000 (a)

                                                              Class B            Class B
                                                              -------            -------
Net asset value, Beginning of period ($)                       14.22              12.00
-------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment loss (b)                                        (0.06)             (0.03)
-------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments         (1.64)              2.25
-------------------------------------------------------------------------------------------
Total from Investment Operations                               (1.70)              2.22
-------------------------------------------------------------------------------------------
Net asset value, End of period ($)                             12.52              14.22
-------------------------------------------------------------------------------------------
Total return (%) (c)(d)(e)                                    (11.95)             18.50 (f)
-------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (g)                                                    1.60               1.60 (h)
-------------------------------------------------------------------------------------------
Net investment loss (g)                                        (0.49)             (0.37)(h)
-------------------------------------------------------------------------------------------
Waiver/reimbursement                                            1.01               2.79 (h)
-------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                       12                  0 (f)
-------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                          7,009              3,347

(a) For the period from commencement of operations on May 30, 2000 to December 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c)   Total return at net asset value assuming all distributions reinvested.
(d) Had the manager and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(f)   Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(h)   Annualized.

                             SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS

The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Funds issue and redeem shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

HOW THE FUNDS CALCULATE NET ASSET VALUE

Each share price is its net asset value next determined. Each Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

To calculate the net asset value on a given day, the Funds value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Funds value the security at the most recent quoted bid price. The Funds value each over-the-counter security or NASDAQ National Market System security as of the last sales price for that day. The Funds value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

The Funds value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when the Funds determine that the sale or bid price of the security does not reflect that security's market value, the Funds will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

The Funds may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. A Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of a Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

SHAREHOLDER INFORMATION


TAX CONSEQUENCES

Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the Code). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

OTHER CLASS OF SHARES

The Funds also offer an additional class of shares, Class A shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

                                   APPENDIX A

                             MORNINGSTAR CATEGORIES

In an effort to distinguish funds by what they own, as well as by their prospectus objectives and styles, Morningstar developed the Morningstar categories. While the prospectus objective identifies a fund's investment goals based on the wording in the fund prospectus, the Morningstar category identifies funds based on their actual investment styles as measured by their underlying portfolio holdings (portfolio statistics and compositions over the past three years). Morningstar may change a fund's category assignment from time to time.

Morningstar places domestic equity funds in a category based on the style and size of the stocks they typically own. The style and size parameters are based on the divisions used in the investment style box: Value, Blend, or Growth style and Small, Middle, or Large median market capitalization (see "Morningstar Style Box" below for more details on style methodology). By reviewing their investment style over the past three years, Morningstar places domestic equity funds in one of the following nine categories: Large Growth, Large Blend, Large Value, Mid-Cap Growth, Mid-Cap Blend, Mid-Cap Value, Small Growth, Small Blend, and Small Value. Morningstar also includes several other domestic equity categories, including: Specialty Health Care, Specialty Technology, Specialty Utilities, Specialty Communications, Specialty Financials, Specialty Real Estate, Specialty Natural Resources, Convertible Bond, and Domestic Hybrid.

                              MORNINGSTAR STYLE BOX

The style box is a snapshot in time. It identifies the fund's investment style as of a particular date. The Morningstar category is based on style box information from the trailing 36 months. It provides a general picture of the fund's investment style over the past three years.

The Morningstar equity style box is a nine-box matrix that displays both the fund's investment methodology and the size of the companies in which it invests. Set forth below is the nine-box matrix.

              VALUE   BLEND   GROWTH
LARGE         1       2       3
MID-CAP       4       5       6
SMALL         7       8       9

The equity style box for domestic stock funds comprises two components: MARKET CAPITALIZATION on the vertical axis and VALUATION on the horizontal axis.

MARKET CAPITALIZATION: Morningstar ties market cap to the relative movements of the market. The top 5% of the 5000 largest domestic stocks in Morningstar's equity database are classified as large-cap, the next 15% of the 5000 are mid-cap, and the remaining 80% (as well as companies that fall outside the largest 5000) are small-cap.

Morningstar then determines a fund's market cap by ranking the stocks in a fund's portfolio from the largest market-capitalized stock to the smallest, and then calculating the average weighted market capitalization of the stocks in the middle quintile (middle 40th percentile to 60th percentile) of the portfolio. After a fund's market cap has been determined, Morningstar places the fund in the large-cap, mid-cap or small-cap group noted above.

APPENDIX A


VALUATION: Morningstar categorizes funds by comparing the stocks in their portfolios with the most relevant of the three market cap groups. Specifically, each stock in Morningstar's equities database receives a price-to-earnings (P/E) score and a price-to-book (P/B) score. This is derived by dividing each stock's P/E and P/B by the asset-weighted median P/E and asset-weighted median P/B, respectively, of the stock's market cap group. For example, to calculate the asset-weighted median P/E, Morningstar first ranks the P/E ratios of the stocks in each market-cap group from highest to lowest, then counts down by their market caps until it reaches the 50th percentile of that market-cap group. The P/E ratio attached to that stock is the asset-weighted median P/E. Morningstar does the same to find the asset-weighted median P/B. Next, Morningstar calculates the P/E style box score and the P/B style box score for each fund by ranking the stocks in a fund's portfolio by their P/E scores and P/B scores, respectively, and then calculating an average weighted P/E score and an average weighted P/B score from the stocks in the middle quintile of each fund's portfolio. These average weighted scores are the P/E style box score and the P/B style box score of the fund's portfolio.

For each measure, 1.00 represents the market-cap group average. If the fund has a P/E style box score + P/B style box score that exceeds 2.25, the fund is categorized as growth. If the combined score falls below 1.75, the fund is categorized as value. Finally, if the score is between 1.75 and 2.25, the fund is categorized as blend.

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA  02111-2621
1-800-426-3750
www.libertyfunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Variable Investment Trust:  811-07556

Colonial High Yield Securities Fund, Variable Series
Colonial Small Cap Value Fund, Variable Series
Colonial Strategic Income Fund, Variable Series
Colonial U.S. Growth & Income Fund, Variable Series
Crabbe Huson Real Estate Investment Fund, Variable Series
Liberty All-Star Equity Fund, Variable Series
Liberty Newport Japan Opportunities Fund, Variable Series
Liberty S&P 500 Index Fund, Variable Series
Liberty Select Value Fund, Variable Series
Liberty Value Fund, Variable Series
Newport Tiger Fund, Variable Series
Rydex Financial Services Fund, Variable Series
Rydex Health Care Fund, Variable Series


                           [LIBERTY FUNDS LETTERHEAD]

                        LIBERTY VARIABLE INVESTMENT TRUST


PROSPECTUS DATED MAY 1, 2002


Newport Tiger Fund, Variable Series

CLASS A SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                     * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                     * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


----------------------------
NOT FDIC   MAY LOSE VALUE
           -----------------
INSURED    NO BANK GUARANTEE
----------------------------

                                TABLE OF CONTENTS

THE TRUST                                                                      3
--------------------------------------------------------------------------------

THE FUND                                                                       4
--------------------------------------------------------------------------------
The Fund section discusses the following topics:
Investment Goals, Principal Investment Strategies,
Principal Investment Risks and Performance History
Newport Tiger Fund, Variable Series.........................................   4

TRUST MANAGEMENT ORGANIZATIONS                                                 7
--------------------------------------------------------------------------------

The Trustees................................................................   7
Investment Advisor:  Liberty Advisory Services Corp.........................   7
Investment Sub-Advisor and Portfolio Manager................................   7
Mixed and Shared Funding....................................................   7

OTHER INVESTMENT STRATEGIES AND RISKS                                          8
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS                                                          10
--------------------------------------------------------------------------------

SHAREHOLDER INFORMATION                                                       11
--------------------------------------------------------------------------------

Purchases and Redemptions...................................................  11
How the Fund Calculates Net Asset Value.....................................  11
Dividends and Distributions.................................................  11
Tax Consequences............................................................  12
Other Class of Shares.......................................................  12

                                    THE TRUST

Liberty Variable Investment Trust (Trust) includes seventeen separate mutual funds (Funds), each with its own investment goals and strategies. This Prospectus contains information about one of the Funds in the Trust. Liberty Advisory Services Corp. (LASC) is the investment advisor to the Fund. LASC has appointed an investment sub-advisor (Sub-Advisor) for the Fund. The Sub-Advisor is an affiliate of LASC. The Fund has the following Sub-Advisor:


                 FUND                                                  SUB-ADVISOR
                 ----                                                  -----------
Newport Tiger Fund, Variable Series (Fund)              Newport Fund Management, Inc. (Newport)

Other funds may be added or deleted from time to time. The Fund offers two classes of shares - Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class A shares.

The Fund is an investment option under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by life insurance companies (Participating Insurance Companies). Participating Insurance Companies invest in the Fund through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The principal underwriter of the Fund is Liberty Funds Distributor, Inc. (LFD). LFD is an affiliate of LASC.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy of those prospectuses.

                                    THE FUND


                       NEWPORT TIGER FUND, VARIABLE SERIES


INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies located in the ten Tiger countries of Asia. The Tigers of Asia are Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, India, Indonesia, the People's Republic of China and the Philippines. In selecting investments for the Fund, Newport typically purchases stocks of quality growth companies.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that Newport's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

THE FUNDS  NEWPORT TIGER FUND, VARIABLE SERIES


Because the Fund's investments are concentrated in the ten Tiger countries of Asia, the Fund is particularly susceptible to regional risks. Events in any one Tiger country may impact the other countries or the Asian region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which may result in greater losses and volatility.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS NEWPORT TIGER FUND, VARIABLE SERIES


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Morgan Stanley Capital International EAFE (GDP) Index (MSCI EAFE (GDP) Index), an unmanaged index that tracks the performance of equity securities of developed countries outside North America, including Hong Kong and Singapore and is weighted against the Gross Domestic Product. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in the Lipper Pacific Region - Annuities Funds Category (Lipper Average), as calculated by Lipper, Inc. This category is composed of funds with investment objectives similar to those of the Fund that are options under VA contracts or VLI policies. Sales charges are not reflected in the Lipper Average.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

Year
1996               11.73%
1997              -31.14%
1998               -6.43%
1999               68.01%
2000              -15.63%
2001              -18.48%

For period shown in bar chart:
Best quarter:  4th quarter 1998, +37.93%
Worst quarter:  2nd quarter 1998, -28.81%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001

                             INCEPTION     1 YEAR      5 YEARS     LIFE OF THE
                               DATE                                    FUND
Class A (%)                   5/1/95       -18.48       -5.73         -0.66
--------------------------------------------------------------------------------
MSCI EAFE (GDP) Index (%)       N/A        -22.20        2.90           4.00 (1)
--------------------------------------------------------------------------------
Lipper Average (%)              N/A        -20.80       -7.94          -6.69 (1)

(1)   Performance information is from April 30, 1995

                         TRUST MANAGEMENT ORGANIZATIONS


THE TRUSTEES
--------------------------------------------------------------------------------
The business of the Trust and the Fund is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.


INVESTMENT ADVISOR:  LIBERTY ADVISORY SERVICES CORP.
--------------------------------------------------------------------------------
LASC, located at One Financial Center, Boston, Massachusetts 02111, is the Fund's investment advisor. LASC is an indirect wholly owned subsidiary of FleetBoston Financial Corporation (FleetBoston). LASC has been an investment advisor since 1993. As of March 31, 2002, LASC managed over $855.4 million in assets. LASC designates the Fund's Sub-Advisor, evaluates and monitors the Sub-Advisor's performance and investment programs and recommends to the Board of Trustees whether the Sub-Advisor's contract should be continued or modified and the addition or deletion of Sub-Advisors. LASC also has the responsibility of administering the Trust's operations, which it may delegate, at its own expense, to certain affiliates. LASC has delegated its administrative responsibilities to Colonial Management Associates, Inc. (Colonial), an affiliate of LASC, in accordance with this authority.

Colonial also provides transfer agency, pricing and record keeping services for the Fund under a separate agreement.

For the 2001 fiscal year, aggregate advisory fees paid to LASC by the Fund amounted to the following annual rate of the average daily net assets of the
Fund:

      Newport Tiger Fund, Variable Series                           0.90%


INVESTMENT SUB-ADVISOR AND PORTFOLIO MANAGER
--------------------------------------------------------------------------------
The Sub-Advisor manages the assets of the Fund under the supervision of LASC and the Board of Trustees. The Sub-Advisor determines which securities and other instruments are purchased and sold for the Fund. The Sub-Advisor is an indirect wholly owned subsidiary of FleetBoston.


NEWPORT

Newport, an investment advisor since 1987, is the Sub-Advisor of the Fund. Newport's principal address is 580 California Street, Suite 1960, San Francisco, California 94104. As of March 31, 2002, Newport managed over $935 million in assets.

LASC, out of the management fees it receives from the Trust, pays Newport a sub-advisory fee at the annual rate of 0.70% of the average daily net assets of the Fund.

LYNDA COUCH, a managing director of Newport and its immediate parent, Newport Pacific Management, Inc. (Newport Pacific), has managed or co-managed the Fund since May, 1999. Ms. Couch has managed various other Newport Funds since April, 1995. Ms. Couch has been an officer of Newport and Newport Pacific since 1994.


MIXED AND SHARED FUNDING
--------------------------------------------------------------------------------
As described above, the Fund serves as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. The Fund may, from time to time, become a funding vehicle for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in the Fund or shares of another Fund may be substituted. This might force the Fund to sell securities at disadvantageous prices.

                      OTHER INVESTMENT STRATEGIES AND RISKS


The Fund's principal investment strategies and their associated risks are described under "The Fund -- Principal Investment Strategies" and "The Fund -- Principal Investment Risks." In seeking to meet its investment goals, the Fund may also invest in other securities and use certain other investment techniques. These securities and investment techniques offer opportunities and carry various risks. The Fund may elect not to buy any of these securities or use any of these techniques unless it believes that doing so will help it achieve its investment goals. The Fund may not always achieve its investment goals. Additional information about the Fund's securities and investment techniques, as well as the Fund's fundamental and non-fundamental investment policies, is contained in the Statement of Additional Information.

This section describes other investments the Fund may make and the risks associated with them. In seeking to achieve its investment goals, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Except as otherwise noted, approval by the Fund's shareholders is not required to modify or change the Fund's investment goals or any of its investment strategies.


DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
The Fund may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.


ADDITIONAL EQUITY RISK
--------------------------------------------------------------------------------
The Fund may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. An investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.


PRICING RISK
--------------------------------------------------------------------------------
The Fund's securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that the Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If the Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If the Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.

OTHER INVESTMENT STRATEGIES AND RISKS


EARLY CLOSING RISK
--------------------------------------------------------------------------------
The normal close of trading of securities listed on the NASDAQ National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in the Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when the Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.


TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
At times, the Fund's Sub-Advisor may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goals.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance. Information is shown for the Fund's last five fiscal years, which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Fund's financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the Fund's financial statements, are included in the Fund's annual report. You can request a free annual report by writing LFD (see back cover for address) or by calling or writing the Participating Insurance Company,

NEWPORT TIGER FUND, VARIABLE SERIES

                                                                                 Year ended December 31,
                                                               2001          2000          1999          1998          1997

                                                              Class A       Class A       Class A       Class A       Class A
                                                              -------       -------       -------       -------       -------
Net asset value, Beginning of period ($)                        2.19          2.62          1.57          1.71          2.52
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (a)                                       0.02          0.02          0.03          0.03          0.03
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
    investments and foreign currency                           (0.42)        (0.43)         1.04         (0.14)        (0.81)
-----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                               (0.40)        (0.41)         1.07         (0.11)        (0.78)
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                     (0.02)        (0.02)        (0.02)        (0.03)        (0.03)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                              1.77          2.19          2.62          1.57          1.71
-----------------------------------------------------------------------------------------------------------------------------
Total return (%) (b)(c)                                       (18.48)       (15.63)        68.01         (6.43)       (31.14)
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (d)                                                    1.31          1.15          1.21          1.30          1.25
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (d)                                       0.99          0.80          1.65          2.16          1.14
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                       24            22            12            16            27
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                         33,688        44,346        46,125        23,655        24,934

(a) Per share data was calculated using average shares outstanding during the period.
(b)   Total return at net asset value assuming all distributions reinvested.
(c) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

                             SHAREHOLDER INFORMATION


PURCHASES AND REDEMPTIONS

The Participating Insurance Companies place daily orders to purchase and redeem shares of the Fund. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Fund issues and redeems shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.


HOW THE FUND CALCULATES NET ASSET VALUE

Each share price is its net asset value next determined. The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

To calculate the net asset value on a given day, the Fund values each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Fund values the security at the most recent quoted bid price. The Fund values each over-the-counter security or NASDAQ National Market System security as of the last sales price for that day. The Fund values other over-the-counter securities that have reliable quotes at the latest quoted bid price.

The Fund values long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Fund with the value of the securities. When the price of a security is not available, including days when the Fund determines that the sale or bid price of the security does not reflect that security's market value, the Fund will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

The Fund may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. The Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of the Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.


DIVIDENDS AND DISTRIBUTIONS

The Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of the Fund consists of all dividends or interest received by the Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually. All net short-term and long-term capital gains of the Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

SHAREHOLDER INFORMATION


TAX CONSEQUENCES

The Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the Code). The Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, the Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, the Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.


OTHER CLASS OF SHARES

The Fund also offers an additional class of shares, Class B shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA  02111-2621
1-800-426-3750
www.libertyfunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Variable Investment Trust: 811-07556

Newport Tiger Fund, Variable Series


                           [LIBERTY FUNDS LETTERHEAD]

                        LIBERTY VARIABLE INVESTMENT TRUST


PROSPECTUS DATED MAY 1, 2002


Colonial U.S. Growth & Income Fund, Variable Series

CLASS A SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                     * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                     * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


----------------------------
NOT FDIC   MAY LOSE VALUE
           -----------------
INSURED    NO BANK GUARANTEE
----------------------------

                                TABLE OF CONTENTS

THE TRUST                                                                      3
--------------------------------------------------------------------------------

THE FUND                                                                       3
--------------------------------------------------------------------------------
Defining Capitalization.....................................................   3
The Fund section discusses the following topics:
Investment Goals, Principal Investment Strategies,
Principal Investment Risks and Performance History
Colonial U.S. Growth & Income Fund, Variable Series.........................   4

TRUST MANAGEMENT ORGANIZATIONS                                                 7
--------------------------------------------------------------------------------
The Trustees................................................................   7
Investment Advisor:  Liberty Advisory Services Corp.........................   7
Investment Sub-Advisor and Portfolio Managers...............................   7
Mixed and Shared Funding....................................................   8

OTHER INVESTMENT STRATEGIES AND RISKS                                          9
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS                                                          11
--------------------------------------------------------------------------------

SHAREHOLDER INFORMATION                                                       12
--------------------------------------------------------------------------------
Purchases and Redemptions...................................................  12
How the Fund Calculates Net Asset Value.....................................  12
Dividends and Distributions.................................................  12
Tax Consequences............................................................  13
Other Class of Shares.......................................................  13

APPENDIX A                                                                    14
--------------------------------------------------------------------------------

                                    THE TRUST

Liberty Variable Investment Trust (Trust) includes seventeen separate mutual funds (Funds), each with its own investment goals and strategies. This Prospectus contains information about one of the Funds in the Trust. Liberty Advisory Services Corp. (LASC) is the investment advisor to the Fund. LASC has appointed an investment sub-advisor (Sub-Advisor) for the Fund. The Sub-Advisor is an affiliate of LASC. The Fund has the following Sub-Advisor:

                         FUND                                                          SUB-ADVISOR
                         ----                                                          -----------
Colonial U.S. Growth & Income Fund, Variable Series (Fund)          Colonial Management Associates, Inc. (Colonial)

Other funds may be added or deleted from time to time. The Fund offers two classes of shares -- Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class A shares.

The Fund is an investment option under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by life insurance companies (Participating Insurance Companies). Participating Insurance Companies invest in the Fund through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The principal underwriter of the Fund is Liberty Funds Distributor, Inc. (LFD). LFD is an affiliate of LASC.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy of those prospectuses.


                                    THE FUND


DEFINING CAPITALIZATION

A company's market capitalization is simply its stock price multiplied by the number of shares of stock it has outstanding. In the financial markets, companies generally are sorted into one of three capitalization-based categories: large capitalization (large-cap); middle capitalization (mid-cap); or small capitalization (small-cap). In defining a company's market capitalization, the advisor uses capitalization-based categories that are based in part on those of Standard & Poor's Index Services. All market capitalizations are determined at the time of purchase.

LARGE CAPITALIZATION. Large-cap stocks are stocks with market capitalizations greater than $5 billion. In addition, any stock that is represented in the Standard & Poor's 500 Index is considered a large-cap stock.

MIDDLE CAPITALIZATION. Mid-cap stocks are stocks with market capitalizations between $1 billion and the capitalization of the largest stock in the Standard & Poor's MidCap 400 Index (S&P MidCap Index) ($10.4 billion as of December 31,
2001). In addition, any stock that is represented in the S&P MidCap Index is considered a mid-cap stock.

SMALL CAPITALIZATION. Small-cap stocks are stocks with market capitalizations equal to or less than the capitalization of the largest stock in the Standard & Poor's SmallCap 600 Index ($3.8 billion as of December 31, 2001).

               COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES


INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks long-term growth and income.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. securities, primarily consisting of large-capitalization stocks. Up to 10% of the Fund's assets may be invested in debt securities.

In selecting debt securities for the Fund, Colonial may invest in:

            -     debt securities that are convertible into common stock;

            - corporate debt securities that are rated investment grade by at least two nationally recognized rating organizations (investment grade stocks have a rating of BBB or higher by Standard & Poor's or Baa or higher by Moody's Investors Service, Inc.); and

            -     debt securities issued or guaranteed by the U.S. government.

When purchasing securities for the Fund, Colonial generally chooses securities of companies it believes are undervalued.

The Fund compares its performance to other similarly managed mutual funds as determined by Morningstar, Inc. (Morningstar). For performance comparison purposes, Morningstar places an equity fund in one of nine "categories" based upon guidelines established by Morningstar that examine both a fund's investment methodology and the size of the companies in which the fund invests. Colonial generally manages the Fund in accordance with the Morningstar guidelines for a "Large Cap Value" fund. See Appendix A for a description of the Morningstar categories.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that Colonial's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with comparable funds.

THE FUNDS  COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES


Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and privately issued mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in Colonial's opinion, undervalued. If Colonial's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value Colonial has placed on it.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS  COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large capitalization U.S. common stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

Year
1995                             29.70%
1996                             21.84%
1997                             32.23%
1998                             20.15%
1999                             12.00%
2000                              3.60%
2001                             -0.60%

For period shown in bar chart:
Best quarter:  4th quarter 1998, +21.79%
Worst quarter:  3rd quarter 1998, -14.16%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001

                         INCEPTION      1 YEAR        5 YEARS      LIFE OF THE
                           DATE                                        FUND
Class A (%)               7/5/94         -0.60         12.88          15.91
--------------------------------------------------------------------------------
S&P 500 Index (%)           N/A         -11.88         10.70          15.51 (1)

                         TRUST MANAGEMENT ORGANIZATIONS


THE TRUSTEES
--------------------------------------------------------------------------------
The business of the Trust and the Fund is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.


INVESTMENT ADVISOR: LIBERTY ADVISORY SERVICES CORP.
--------------------------------------------------------------------------------
LASC, located at One Financial Center, Boston, Massachusetts 02111, is the Fund's investment advisor. LASC is an indirect wholly owned subsidiary of FleetBoston Financial Corporation (FleetBoston). LASC has been an investment advisor since 1993. As of March 31, 2002, LASC managed over $855.4 million in assets. LASC designates the Fund's Sub-Advisor, evaluates and monitors the Sub-Advisor's performance and investment programs and recommends to the Board of Trustees whether the Sub-Advisor's contract should be continued or modified and the addition or deletion of Sub-Advisors. LASC also has the responsibility of administering the Trust's operations, which it may delegate, at its own expense, to certain affiliates. LASC has delegated its administrative responsibilities to Colonial in accordance with this authority.

For the 2001 fiscal year, aggregate advisory fees paid to LASC by the Fund amounted to the following annual rate of the average daily net assets of the
Fund:

        Colonial U.S. Growth & Income Fund, Variable Series           0.80%

INVESTMENT SUB-ADVISOR AND PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
The Sub-Advisor manages the assets of the Fund under the supervision of LASC and the Board of Trustees. The Sub-Advisor determines which securities and other instruments are purchased and sold for the Fund. The Sub-Advisor is an indirect wholly owned subsidiary of FleetBoston.


COLONIAL

Colonial, an investment advisor since 1931, is the Sub-Advisor of the Fund. Colonial's principal business address is One Financial Center, Boston, Massachusetts 02111. As of March 31, 2002, Colonial managed over $14.5 billion in assets.

LASC, out of the management fees it receives from the Fund, pays Colonial sub-advisory fees at the following annual rate of the average daily net assets of the Fund:

         Colonial U.S. Growth & Income Fund, Variable Series           0.60%

Colonial also provides transfer agency, pricing and record keeping services for the Fund under separate agreements.

HARVEY B. HIRSCHHORN, a senior vice president of Colonial, has co-managed the Fund since August, 2000. Mr. Hirschhorn has been affiliated with and has managed various other funds for Stein Roe & Farnham, Incorporated (Stein Roe), an affiliate of Colonial, since 1973.

SCOTT SCHERMERHORN, a senior vice president of Colonial, has co-managed the Fund since August, 2000. He has managed various other funds for Colonial since October, 1998. Prior to joining Colonial, Mr. Schermerhorn was the head of the value team at Federated Investors from May, 1996 to October, 1998 where he managed the American Leader Fund, Federated Stock Trust and Federated Stock and Bond Fund as well as other institutional accounts.

Colonial will use Newport Fund Management Inc.'s (Newport), an affiliate of Colonial, trading facilities when buying or selling foreign securities for the Fund's portfolio. Newport executes all trades under its own procedures.

TRUST MANAGEMENT ORGANIZATIONS


Colonial's investment advisory business is part of a larger organization known as Columbia Management Group, Inc. (Columbia Management). Columbia Management is a wholly owned subsidiary of FleetBoston and includes several separate legal entities. Colonial and these other legal entities are managed by a single management team. These Columbia Management entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Fund. Colonial is a registered investment advisor.


AFFILIATED BROKER/DEALER

Colonial may use the services of AlphaTrade Inc., an affiliated broker-dealer, when buying or selling equity securities for a Fund's portfolio, pursuant to procedures adopted by the Board of Trustees.


MIXED AND SHARED FUNDING
--------------------------------------------------------------------------------
As described above, the Fund serves as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. The Fund may, from time to time, become a funding vehicle for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in the Fund or shares of another Fund may be substituted. This might force the Fund to sell securities at disadvantageous prices.

                      OTHER INVESTMENT STRATEGIES AND RISKS


The Fund's principal investment strategies and their associated risks are described under "The Fund - Principal Investment Strategies" and "The Fund - Principal Investment Risks." In seeking to meet its investment goals, the Fund may also invest in other securities and use certain other investment techniques. These securities and investment techniques offer opportunities and carry various risks. The Fund may elect not to buy any of these securities or use any of these techniques unless it believes that doing so will help it achieve its investment goals. The Fund may not always achieve its investment goals. Additional information about the Fund's securities and investment techniques, as well as the Fund's fundamental and non-fundamental investment policies, is contained in the Statement of Additional Information.

This section describes other investments the Fund may make and the risks associated with them. In seeking to achieve its investment goals, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Except as otherwise noted, approval by the Fund's shareholders is not required to modify or change the Fund's investment goals or any of its investment strategies.


STRUCTURE RISK
--------------------------------------------------------------------------------
Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in mortgage-backed securities and asset-backed securities. Prepayment risk is the possibility that asset-backed securities may be prepaid if the underlying debt securities are prepaid. Prepayment risk for mortgage-backed securities is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed securities and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, these securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of these securities may be difficult to predict and result in greater volatility.


CONVERTIBLE SECURITIES
--------------------------------------------------------------------------------
Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stocks at a specified price or conversion ratio. The risk of investing in convertible securities, in addition to issuer risk and interest rate risk, is that the value of the underlying securities will fluctuate.


DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
The Fund may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

OTHER INVESTMENT STRATEGIES AND RISKS


ADDITIONAL EQUITY RISK
--------------------------------------------------------------------------------
The Fund may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. An investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.


PRICING RISK
--------------------------------------------------------------------------------
The Fund's securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that the Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If the Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If the Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.


EARLY CLOSING RISK
--------------------------------------------------------------------------------
The normal close of trading of securities listed on the NASDAQ National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in the Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when the Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.


TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
At times, the Fund's Sub-Advisor may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goals.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance. Information is shown for the Fund's last five fiscal years, which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Fund's financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the Fund's financial statements, are included in the Fund's annual report. You can request a free annual report by writing LFD (see back cover for address) or by calling or writing the Participating Insurance Company

COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES

                                                                                 Year ended December 31,
                                                              2001         2000           1999          1998          1997

                                                             Class A      Class A        Class A       Class A       Class A
                                                             -------      -------        -------       -------       -------
Net asset value, Beginning of period ($)                      18.27        19.85          18.79         16.29         14.22
----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (a)                                      0.16         0.17           0.14          0.16          0.20
----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments        (0.35)        0.54           2.07          3.12          4.37
----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                              (0.19)        0.71           2.21          3.28          4.57
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                    (0.15)       (0.17)         (0.11)        (0.12)        (0.18)
----------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                               --           -- (b)         --            --         (0.01)
----------------------------------------------------------------------------------------------------------------------------
From net realized capital gains                               (2.34)       (2.12)         (1.04)        (0.64)        (2.30)
----------------------------------------------------------------------------------------------------------------------------
In excess of net realized capital gains                          --           --             --         (0.02)        (0.01)
----------------------------------------------------------------------------------------------------------------------------
Return of capital                                             (0.04)          --             --            --            --
----------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                  (2.53)       (2.29)         (1.15)        (0.78)        (2.50)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                            15.55        18.27          19.85         18.79         16.29
----------------------------------------------------------------------------------------------------------------------------
Total return (%) (c)(d)                                       (0.60)        3.60          12.00         20.15         32.23
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (e)                                                   0.96         0.88           0.88          0.90          0.94
----------------------------------------------------------------------------------------------------------------------------
Net investment income (e)                                      0.92         0.85           0.69          0.88          1.19
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                      53          120            101            64            63
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                       180,053      203,366        212,355       146,239        96,715

(a) Per share data was calculated using average shares outstanding during the period.
(b)   Rounds to less than $0.01.
(c)   Total return at net asset value assuming all distributions reinvested.
(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

                             SHAREHOLDER INFORMATION


PURCHASES AND REDEMPTIONS

The Participating Insurance Companies place daily orders to purchase and redeem shares of the Fund. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Fund issues and redeems shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.


HOW THE FUND CALCULATES NET ASSET VALUE

Each share price is its net asset value next determined. The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

To calculate the net asset value on a given day, the Fund values each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Fund values the security at the most recent quoted bid price. The Fund values each over-the-counter security or NASDAQ National Market System security as of the last sales price for that day. The Fund values other over-the-counter securities that have reliable quotes at the latest quoted bid price.

The Fund values long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Fund with the value of the securities. When the price of a security is not available, including days when the Fund determines that the sale or bid price of the security does not reflect that security's market value, the Fund will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

The Fund may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. The Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of the Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.


DIVIDENDS AND DISTRIBUTIONS

The Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of the Fund consists of all dividends or interest received by the Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually. All net short-term and long-term capital gains of the Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

SHAREHOLDER INFORMATION


TAX CONSEQUENCES

The Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the Code). The Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, the Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, the Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.


OTHER CLASS OF SHARES


The Fund also offers an additional class of shares, Class B shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

                                   APPENDIX A

                             MORNINGSTAR CATEGORIES

In an effort to distinguish funds by what they own, as well as by their prospectus objectives and styles, Morningstar developed the Morningstar categories. While the prospectus objective identifies a fund's investment goals based on the wording in the fund prospectus, the Morningstar category identifies funds based on their actual investment styles as measured by their underlying portfolio holdings (portfolio statistics and compositions over the past three years). Morningstar may change a fund's category assignment from time to time.

Morningstar places domestic equity funds in a category based on the style and size of the stocks they typically own. The style and size parameters are based on the divisions used in the investment style box: Value, Blend, or Growth style and Small, Middle, or Large median market capitalization (see "Morningstar Style Box" below for more details on style methodology). By reviewing their investment style over the past three years, Morningstar places domestic equity funds in one of the following nine categories: Large Growth, Large Blend, Large Value, Mid-Cap Growth, Mid-Cap Blend, Mid-Cap Value, Small Growth, Small Blend, and Small Value. Morningstar also includes several other domestic equity categories, including: Specialty Health Care, Specialty Technology, Specialty Utilities, Specialty Communications, Specialty Financials, Specialty Real Estate, Specialty Natural Resources, Convertible Bond, and Domestic Hybrid.

                              MORNINGSTAR STYLE BOX

The style box is a snapshot in time. It identifies the fund's investment style as of a particular date. The Morningstar category is based on style box information from the trailing 36 months. It provides a general picture of the fund's investment style over the past three years.

The Morningstar equity style box is a nine-box matrix that displays both the fund's investment methodology and the size of the companies in which it invests. Set forth below is the nine-box matrix.

              VALUE   BLEND  GROWTH
LARGE         1       2      3

MID-CAP       4       5      6

SMALL         7       8      9

The equity style box for domestic stock funds comprises two components: MARKET CAPITALIZATION on the vertical axis and VALUATION on the horizontal axis.

MARKET CAPITALIZATION: Morningstar ties market cap to the relative movements of the market. The top 5% of the 5000 largest domestic stocks in Morningstar's equity database are classified as large-cap, the next 15% of the 5000 are mid-cap, and the remaining 80% (as well as companies that fall outside the largest 5000) are small-cap.

Morningstar then determines a fund's market cap by ranking the stocks in a fund's portfolio from the largest market-capitalized stock to the smallest, and then calculating the average weighted market capitalization of the stocks in the middle quintile (middle 40th percentile to 60th percentile) of the portfolio. After a fund's market cap has been determined, Morningstar places the fund in the large-cap, mid-cap or small-cap group noted above.

APPENDIX A


VALUATION: Morningstar categorizes funds by comparing the stocks in their portfolios with the most relevant of the three market cap groups. Specifically, each stock in Morningstar's equities database receives a price-to-earnings (P/E) score and a price-to-book (P/B) score. This is derived by dividing each stock's P/E and P/B by the asset-weighted median P/E and asset-weighted median P/B, respectively, of the stock's market cap group. For example, to calculate the asset-weighted median P/E, Morningstar first ranks the P/E ratios of the stocks in each market-cap group from highest to lowest, then counts down by their market caps until it reaches the 50th percentile of that market-cap group. The P/E ratio attached to that stock is the asset-weighted median P/E. Morningstar does the same to find the asset-weighted median P/B. Next, Morningstar calculates the P/E style box score and the P/B style box score for each fund by ranking the stocks in a fund's portfolio by their P/E scores and P/B scores, respectively, and then calculating an average weighted P/E score and an average weighted P/B score from the stocks in the middle quintile of each fund's portfolio. These average weighted scores are the P/E style box score and the P/B style box score of the fund's portfolio.

For each measure, 1.00 represents the market-cap group average. If the fund has a P/E style box score + P/B style box score that exceeds 2.25, the fund is categorized as growth. If the combined score falls below 1.75, the fund is categorized as value. Finally, if the score is between 1.75 and 2.25, the fund is categorized as blend.

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA  02111-2621
1-800-426-3750
www.libertyfunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Variable Investment Trust: 811-07556

Colonial U.S. Growth & Income Fund, Variable Series


                           [LIBERTY FUNDS LETTERHEAD]

                        LIBERTY VARIABLE INVESTMENT TRUST


PROSPECTUS DATED MAY 1, 2002


Colonial Small Cap Value Fund, Variable Series
Liberty Select Value Fund, Variable Series

CLASS A SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                     * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                     * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


----------------------------
NOT FDIC   MAY LOSE VALUE
           -----------------
INSURED    NO BANK GUARANTEE
----------------------------

                                TABLE OF CONTENTS

THE TRUST                                                                      3
--------------------------------------------------------------------------------

THE FUNDS                                                                      3
--------------------------------------------------------------------------------
Defining Capitalization.....................................................   3
Each of these sections discusses the following topics:
Investment Goals, Principal Investment Strategies,
Principal Investment Risks and Performance History
Colonial Small Cap Value Fund, Variable Series..............................   4
Liberty Select Value Fund, Variable Series..................................   7

TRUST MANAGEMENT ORGANIZATIONS                                                10
--------------------------------------------------------------------------------
The Trustees................................................................  10
Investment Advisor:  Liberty Advisory Services Corp.........................  10
Investment Sub-Advisor and Portfolio Managers...............................  10
Mixed and Shared Funding....................................................  11

OTHER INVESTMENT STRATEGIES AND RISKS                                         12
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS                                                          14
--------------------------------------------------------------------------------

SHAREHOLDER INFORMATION                                                       16
--------------------------------------------------------------------------------
Purchases and Redemptions...................................................  16
How the Funds Calculate Net Asset Value.....................................  16
Dividends and Distributions.................................................  16
Tax Consequences............................................................  17
Other Class of Shares.......................................................  17

APPENDIX A                                                                    18
--------------------------------------------------------------------------------

                                    THE TRUST

Liberty Variable Investment Trust (Trust) includes seventeen separate mutual funds (Funds), each with its own investment goals and strategies. This Prospectus contains information about two of the Funds in the Trust. Liberty Advisory Services Corp. (LASC) is the investment advisor to each Fund. LASC has appointed an investment sub-advisor (Sub-Advisor) for each Fund. The Sub-Advisor is an affiliate of LASC. The Funds have the following Sub-Advisor:

                         FUND                                                             SUB-ADVISOR
                         ----                                                             -----------
Colonial Small Cap Value Fund, Variable Series (Small Cap Fund)             Colonial Management Associates, Inc.
Liberty Select Value Fund, Variable Series (Select Value Fund)              (Colonial)

Other funds may be added or deleted from time to time. Each Fund offers two classes of shares - Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class A shares.

The Trust's Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by life insurance companies (Participating Insurance Companies). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The principal underwriter of the Funds is Liberty Funds Distributor, Inc. (LFD). LFD is an affiliate of LASC.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy of those prospectuses.


                                    THE FUNDS


DEFINING CAPITALIZATION

A company's market capitalization is simply its stock price multiplied by the number of shares of stock it has outstanding. In the financial markets, companies generally are sorted into one of three capitalization-based categories: large capitalization (large-cap); middle capitalization (mid-cap); or small capitalization (small-cap). In defining a company's market capitalization, the advisor uses capitalization-based categories that are based in part on those of Standard & Poor's Index Services. All market capitalizations are determined at the time of purchase.

LARGE CAPITALIZATION. Large-cap stocks are stocks with market capitalizations greater than $5 billion. In addition, any stock that is represented in the Standard & Poor's 500 Index is considered a large-cap stock.

MIDDLE CAPITALIZATION. Mid-cap stocks are stocks with market capitalizations between $1 billion and the capitalization of the largest stock in the Standard & Poor's MidCap 400 Index (S&P MidCap Index) ($10.4 billion as of December 31,
2001). In addition, any stock that is represented in the S&P MidCap Index is considered a mid-cap stock.

SMALL CAPITALIZATION. Small-cap stocks are stocks with market capitalizations equal to or less than the capitalization of the largest stock in the Standard & Poor's SmallCap 600 Index ($3.8 billion as of December 31, 2001).

                 COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES


INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth by investing primarily in smaller capitalization equities.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization stocks of U.S. companies. The remainder of the Fund's assets may be invested in other stocks, or in bonds that are rated or considered by Colonial to be investment-grade. When purchasing securities for the Fund, Colonial may choose securities of companies it believes are undervalued.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that Colonial's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES


Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in Colonial's opinion, undervalued. If Colonial's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value Colonial has placed on it.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. Beginning in 2002, the Fund's benchmark was changed to the Standard & Poor's SmallCap 600/Barra Value Index (S&P 600/Barra Value Index), an unmanaged index that tracks the performance of value stocks, as determined by low price-to-book ratios included in the Standard & Poor's SmallCap 600 Index. Previously, the Fund's returns were compared to the Russell 2000 Index (Russell 2000 Index), an unmanaged index that tracks the performance of small-capitalization stocks traded on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market System. Colonial believes that the S&P 600/Barra Value Index, because of its greater emphasis on value stocks, more accurately reflects the type of securities in which the Fund invests. The Fund's average annual returns for the one-year and the life of the Fund periods are shown compared to the S&P 600/Barra Value Index, as well as the Fund's previous benchmark, the Russell 2000 Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

Year          Small Cap Fund
1999                    6.34%
2000                   18.88%
2001                    9.30%

For period shown in bar chart:
Best quarter:  4th quarter 2001, +17.25%
Worst quarter:  1st quarter 1999, -13.27%

Average Annual Total Returns - for periods ended December 31, 2001

                                        INCEPTION      1 YEAR       LIFE OF THE
                                          DATE                         FUND
Class A (%)                              5/19/98         9.30          5.13
--------------------------------------------------------------------------------
S&P 600/Barra Value Index (%)              N/A         13.10            4.92 (1)
--------------------------------------------------------------------------------
Russell 2000 Index (%)                     N/A           2.49           1.64 (1)

(1)   Performance information is from April 30, 1998.

                   LIBERTY SELECT VALUE FUND, VARIABLE SERIES


INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund invests, under normal market conditions, primarily in mid-capitalization stocks.

In managing the Fund, Colonial uses a value investing strategy that focuses on buying stocks cheaply when they are undervalued or "out of favor." Colonial buys stocks that have attractive current prices, consistent operating performance and/or favorable future growth prospects. Colonial's strategy uses fundamental business and financial analyses.

The Fund compares its performance to other similarly managed mutual funds as determined by Morningstar, Inc. (Morningstar). For performance comparison purposes, Morningstar places an equity fund in one of nine "categories" based upon guidelines established by Morningstar that examine both a fund's investment methodology and the size of the companies in which the fund invests. Colonial generally manages the Fund in accordance with the Morningstar guidelines for a "Mid Cap Value" fund. See Appendix A for a description of the Morningstar categories.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that Colonial's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

The securities issued by mid-cap companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in Colonial's opinion, undervalued. If Colonial's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value Colonial has placed on it.

THE FUNDS LIBERTY SELECT VALUE FUND, VARIABLE SERIES


Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS LIBERTY SELECT VALUE FUND, VARIABLE SERIES


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's performance by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Standard & Poor's Midcap 400 Index (S&P 400 Index), an unmanaged index that tracks the performance of middle-capitalization U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

Year          All-Star Equity Fund
2001                         3.55%

For period shown in bar chart:
Best quarter:  4th quarter 2001, +12.65%
Worst quarter:  3rd quarter 2001, -13.75%
AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001

                                          INCEPTION      1 YEAR      LIFE OF THE
                                            DATE                        FUND
Class A (%)                                5/30/00        3.55          9.37
--------------------------------------------------------------------------------
S&P 400 Index (%)                            N/A         -0.62          5.43(2)

(2)   Performance information is from May 31, 2000.

                         TRUST MANAGEMENT ORGANIZATIONS


THE TRUSTEES
--------------------------------------------------------------------------------
The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.


INVESTMENT ADVISOR:  LIBERTY ADVISORY SERVICES CORP.
--------------------------------------------------------------------------------
LASC, located at One Financial Center, Boston, Massachusetts 02111, is the Funds' investment advisor. LASC is an indirect wholly owned subsidiary of FleetBoston Financial Corporation (FleetBoston). LASC has been an investment advisor since 1993. As of March 31, 2002, LASC managed over $855.4 million in assets. LASC designates the Funds' Sub-Advisors, evaluates and monitors Sub-Advisors' performance and investment programs and recommends to the Board of Trustees whether Sub-Advisors' contracts should be continued or modified and the addition or deletion of Sub-Advisors. LASC also has the responsibility of administering the Trust's operations, which it may delegate, at its own expense, to certain affiliates. LASC has delegated its administrative responsibilities to Colonial in accordance with this authority.

For the 2001 fiscal year, aggregate advisory fees paid to LASC by the Funds amounted to the following annual rates of the average daily net assets of each specified Fund:

    Colonial Small Cap Value Fund, Variable Series                  0.80%
    Liberty Select Value Fund, Variable Series                      0.70%


INVESTMENT SUB-ADVISOR AND PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
The Sub-Advisor manages the assets of the Funds under the supervision of LASC and the Board of Trustees. The Sub-Advisor determines which securities and other instruments are purchased and sold for the Funds. The Sub-Advisor is an indirect wholly owned subsidiary of FleetBoston.


COLONIAL

Colonial, an investment advisor since 1931, is the Sub-Advisor of the Funds. Colonial's principal business address is One Financial Center, Boston, Massachusetts 02111. As of March 31, 2002, Colonial managed over $14.5 billion in assets.

LASC, out of the management fees it receives from the Funds, pays Colonial sub-advisory fees at the following annual rates of the average daily net assets of each specified Fund:

    Colonial Small Cap Value Fund, Variable Series                  0.60%
    Liberty Select Value Fund, Variable Series                      0.50%

Colonial also provides transfer agency, pricing and record keeping services for the Funds under separate agreements.

DANIEL K. CANTOR, CFA, a senior vice president of Colonial, has co-managed the Small Cap Fund and the Select Value Fund since August, 2000. Mr. Cantor has managed or co-managed various other funds for Stein Roe & Farnham, Incorporated (Stein Roe), an affiliate of Colonial, since 1994 and was a senior equity analyst for Stein Roe from 1985 through 1994.

JEFFREY C. KINZEL, CFA, a senior vice president of Colonial, has co-managed the Small Cap Fund and the Select Value Fund since August, 2000. Mr. Kinzel has been a portfolio manager for Stein Roe since 1996 and was an analyst for Stein Roe from 1991 through 1999.

TRUST MANAGEMENT ORGANIZATIONS


Colonial will use Newport Fund Management, Inc.'s (Newport), an affiliate of Colonial, trading facilities when buying or selling foreign securities for the Funds' portfolios. Newport executes all trades under its own procedures.

Colonial's investment advisory business is part of a larger organization known as Columbia Management Group, Inc. (Columbia Management). Columbia Management is a wholly owned subsidiary of FleetBoston and includes several separate legal entities. Colonial and these other legal entities are managed by a single management team. These Columbia Management entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Fund. Colonial is a registered investment advisor.


AFFILIATED BROKER/DEALER

Colonial may use the services of AlphaTrade Inc., an affiliated broker-dealer, when buying or selling equity securities for a Fund's portfolio, pursuant to procedures adopted by the Board of Trustees.


MIXED AND SHARED FUNDING
--------------------------------------------------------------------------------
As described above, the Funds serve as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may, from time to time, become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                      OTHER INVESTMENT STRATEGIES AND RISKS


Each Fund's principal investment strategies and their associated risks are described under "The Funds -- Principal Investment Strategies" and "The Funds -- Principal Investment Risks." In seeking to meet their investment goals, the Funds may also invest in other securities and use certain other investment techniques. These securities and investment techniques offer opportunities and carry various risks. The Funds may elect not to buy any of these securities or use any of these techniques unless they believe that doing so will help them achieve their investment goals. The Funds may not always achieve their investment goals. Additional information about the Funds' securities and investment techniques, as well as the Funds' fundamental and non-fundamental investment policies, is contained in the Statement of Additional Information.

This section describes other investments the Funds may make and the risks associated with them. In seeking to achieve their investment goals, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). Except as otherwise noted, approval by a Fund's shareholders is not required to modify or change a Fund's investment goals or any of its investment strategies.


DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
(Both Funds) A Fund may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. A Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.


ADDITIONAL EQUITY RISK
--------------------------------------------------------------------------------
(Both Funds) The Funds may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. An investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.


PRICING RISK
--------------------------------------------------------------------------------
(Both Funds) The Funds' securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that a Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If a Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If a Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.

OTHER INVESTMENT STRATEGIES AND RISKS


EARLY CLOSING RISK
--------------------------------------------------------------------------------
(Both Funds) The normal close of trading of securities listed on the NASDAQ National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.


TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
(Both Funds) At times, the Funds' Sub-Advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit.

Taking a temporary defensive position may prevent a Fund from achieving its investment goals.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years (or shorter period if a Fund commenced operations less than five years ago), which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the Funds' financial statements, are included in the Funds' annual report. You can request a free annual report by writing LFD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

                                                                                                  Period ended
                                                                  Year ended December 31,         December 31,
                                                              2001         2000         1999        1998 (a)

                                                             Class A      Class A      Class A      Class A
                                                             -------      -------      -------      -------
Net asset value, Beginning of period ($)                      10.73         9.12         8.59        10.00
---------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (b)                                      0.02         0.07         0.02         0.08
---------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments         0.98         1.65         0.52        (1.41)
---------------------------------------------------------------------------------------------------------------
Total from Investment Operations                               1.00         1.72         0.54        (1.33)
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                    (0.02)       (0.05)       (0.01)       (0.07)
---------------------------------------------------------------------------------------------------------------
In excess of net investment income                               --           --           --        (0.01)
---------------------------------------------------------------------------------------------------------------
From net realized capital gains                               (0.15)       (0.06)          --           --
---------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                  (0.17)       (0.11)       (0.01)       (0.08)
---------------------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                            11.56        10.73         9.12         8.59
---------------------------------------------------------------------------------------------------------------
Total return (%) (c)(d)(e)                                     9.30        18.88         6.34       (13.25) (f)
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (g)                                                   1.10         1.07         1.00         1.00 (h)
---------------------------------------------------------------------------------------------------------------
Net investment income (g)                                      0.22         0.76         0.23         1.41 (h)
---------------------------------------------------------------------------------------------------------------
Waiver/reimbursement                                           0.22         0.82         2.66         3.32 (h)
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                      56           54           74           51 (f)
---------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                         9,361        7,616        3,817        1,782

(a) For the period from commencement of operations on May 19, 1998 to December 31, 1998.
(b) Per share data was calculated using average shares outstanding during the period.
(c)   Total return at net asset value assuming all distributions reinvested.
(d) Had the manager and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(f)   Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(h)   Annualized.

FINANCIAL HIGHLIGHTS

LIBERTY SELECT VALUE FUND, VARIABLE SERIES

                                                              Year ended       Period ended
                                                             December 31,      December 31,
                                                                2001             2000 (a)

                                                               Class A           Class A
                                                               -------           -------
Net asset value, Beginning of period ($)                        13.24             12.00
-------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (b)                                        0.05              0.09
-------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                  0.42              1.28
-------------------------------------------------------------------------------------------
Total from Investment Operations                                 0.47              1.37
-------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                      (0.03)            (0.07)
-------------------------------------------------------------------------------------------
From net realized capital gains                                 (0.02)               -- (c)
-------------------------------------------------------------------------------------------
Return of capital                                                  --             (0.06)
-------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                    (0.05)            (0.13)
-------------------------------------------------------------------------------------------
Net asset value, End of period ($)                              13.66             13.24
-------------------------------------------------------------------------------------------
Total return (%) (d)(e)(f)                                       3.55             11.38 (g)
-------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (h)                                                     1.10              1.10 (i)
-------------------------------------------------------------------------------------------
Net investment income (h)                                        0.34              1.13 (i)
-------------------------------------------------------------------------------------------
Waiver/reimbursement                                             0.48              1.31 (i)
-------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                       15                 26 (g)
-------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                            115                111

(a) For the period from commencement of operations on May 30, 2000 to December 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c)   Rounds to less than $0.01.
(d)   Total return at net asset value assuming all distributions reinvested.
(e) Had the manager not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Total return figures do not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(g)   Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(i)   Annualized.

                             SHAREHOLDER INFORMATION


PURCHASES AND REDEMPTIONS

The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Funds issue and redeem shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.


HOW THE FUNDS CALCULATE NET ASSET VALUE

Each share price is its net asset value next determined. Each Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

To calculate the net asset value on a given day, the Funds value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Funds value the security at the most recent quoted bid price. The Funds value each over-the-counter security or NASDAQ National Market System security as of the last sales price for that day. The Funds value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

The Funds value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when the Funds determine that the sale or bid price of the security does not reflect that security's market value, the Funds will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

The Funds may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. A Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of a Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.


DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

SHAREHOLDER INFORMATION


TAX CONSEQUENCES

Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the Code). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.


OTHER CLASS OF SHARES

The Funds also offer an additional class of shares, Class B shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

                                   APPENDIX A

                             MORNINGSTAR CATEGORIES

In an effort to distinguish funds by what they own, as well as by their prospectus objectives and styles, Morningstar developed the Morningstar categories. While the prospectus objective identifies a fund's investment goals based on the wording in the fund prospectus, the Morningstar category identifies funds based on their actual investment styles as measured by their underlying portfolio holdings (portfolio statistics and compositions over the past three years). Morningstar may change a fund's category assignment from time to time.

Morningstar places domestic equity funds in a category based on the style and size of the stocks they typically own. The style and size parameters are based on the divisions used in the investment style box: Value, Blend, or Growth style and Small, Middle, or Large median market capitalization (see "Morningstar Style Box" below for more details on style methodology). By reviewing their investment style over the past three years, Morningstar places domestic equity funds in one of the following nine categories: Large Growth, Large Blend, Large Value, Mid-Cap Growth, Mid-Cap Blend, Mid-Cap Value, Small Growth, Small Blend, and Small Value. Morningstar also includes several other domestic equity categories, including: Specialty Health Care, Specialty Technology, Specialty Utilities, Specialty Communications, Specialty Financials, Specialty Real Estate, Specialty Natural Resources, Convertible Bond, and Domestic Hybrid.

                              MORNINGSTAR STYLE BOX

The style box is a snapshot in time. It identifies the fund's investment style as of a particular date. The Morningstar category is based on style box information from the trailing 36 months. It provides a general picture of the fund's investment style over the past three years.

The Morningstar equity style box is a nine-box matrix that displays both the fund's investment methodology and the size of the companies in which it invests. Set forth below is the nine-box matrix.

              VALUE   BLEND   GROWTH
LARGE         1       2       3

MID-CAP       4       5       6

SMALL         7       8       9

The equity style box for domestic stock funds comprises two components: MARKET CAPITALIZATION on the vertical axis and VALUATION on the horizontal axis.

MARKET CAPITALIZATION: Morningstar ties market cap to the relative movements of the market. The top 5% of the 5000 largest domestic stocks in Morningstar's equity database are classified as large-cap, the next 15% of the 5000 are mid-cap, and the remaining 80% (as well as companies that fall outside the largest 5000) are small-cap.

Morningstar then determines a fund's market cap by ranking the stocks in a fund's portfolio from the largest market-capitalized stock to the smallest, and then calculating the average weighted market capitalization of the stocks in the middle quintile (middle 40th percentile to 60th percentile) of the portfolio. After a fund's market cap has been determined, Morningstar places the fund in the large-cap, mid-cap or small-cap group noted above.

APPENDIX A


VALUATION: Morningstar categorizes funds by comparing the stocks in their portfolios with the most relevant of the three market cap groups. Specifically, each stock in Morningstar's equities database receives a price-to-earnings (P/E) score and a price-to-book (P/B) score. This is derived by dividing each stock's P/E and P/B by the asset-weighted median P/E and asset-weighted median P/B, respectively, of the stock's market cap group. For example, to calculate the asset-weighted median P/E, Morningstar first ranks the P/E ratios of the stocks in each market-cap group from highest to lowest, then counts down by their market caps until it reaches the 50th percentile of that market-cap group. The P/E ratio attached to that stock is the asset-weighted median P/E. Morningstar does the same to find the asset-weighted median P/B. Next, Morningstar calculates the P/E style box score and the P/B style box score for each fund by ranking the stocks in a fund's portfolio by their P/E scores and P/B scores, respectively, and then calculating an average weighted P/E score and an average weighted P/B score from the stocks in the middle quintile of each fund's portfolio. These average weighted scores are the P/E style box score and the P/B style box score of the fund's portfolio.

For each measure, 1.00 represents the market-cap group average. If the fund has a P/E style box score + P/B style box score that exceeds 2.25, the fund is categorized as growth. If the combined score falls below 1.75, the fund is categorized as value. Finally, if the score is between 1.75 and 2.25, the fund is categorized as blend.

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA  02111-2621
1-800-426-3750
www.libertyfunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Variable Investment Trust: 811-07556

Colonial Small Cap Value Fund, Variable Series Liberty Select Value Fund, Variable Series


                           [LIBERTY FUNDS LETTERHEAD]

                        LIBERTY VARIABLE INVESTMENT TRUST


PROSPECTUS DATED MAY 1, 2002


Colonial Small Cap Value Fund, Variable Series
Colonial Strategic Income Fund, Variable Series
Liberty Select Value Fund, Variable Series

CLASS A SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                     * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                     * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


----------------------------
NOT FDIC   MAY LOSE VALUE
           -----------------
INSURED    NO BANK GUARANTEE
----------------------------

                                TABLE OF CONTENTS

THE TRUST                                                                      3
--------------------------------------------------------------------------------

THE FUNDS                                                                      3
--------------------------------------------------------------------------------
Defining Capitalization.....................................................   3

Each of these sections discusses the following topics:
Investment Goals, Principal Investment Strategies,
Principal Investment Risks and Performance History

Colonial Small Cap Value Fund, Variable Series..............................   4
Colonial Strategic Income Fund, Variable Series.............................   7
Liberty Select Value Fund, Variable Series..................................  10

TRUST MANAGEMENT ORGANIZATIONS                                                13
--------------------------------------------------------------------------------
The Trustees................................................................  13
Investment Advisor:  Liberty Advisory Services Corp.........................  13
Investment Sub-Advisor and Portfolio Managers...............................  13
Mixed and Shared Funding....................................................  14

OTHER INVESTMENT STRATEGIES AND RISKS                                         15
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS                                                          17
--------------------------------------------------------------------------------

SHAREHOLDER INFORMATION                                                       20
--------------------------------------------------------------------------------
Purchases and Redemptions...................................................  20
How the Funds Calculate Net Asset Value.....................................  20
Dividends and Distributions.................................................  20
Tax Consequences............................................................  21
Other Class of Shares.......................................................  21

APPENDIX A                                                                    22
--------------------------------------------------------------------------------

                                    THE TRUST

Liberty Variable Investment Trust (Trust) includes seventeen separate mutual funds (Funds), each with its own investment goals and strategies. This Prospectus contains information about three of the Funds in the Trust. Liberty Advisory Services Corp. (LASC) is the investment advisor to each Fund. LASC has appointed an investment sub-advisor (Sub-Advisor) for each Fund. The Sub-Advisor is an affiliate of LASC. The Funds have the following Sub-Advisor:

                             FUND                                                             SUB-ADVISOR
                             ----                                                             -----------
Colonial Small Cap Value Fund, Variable Series (Small Cap Fund)                 Colonial Management Associates, Inc.
Colonial Strategic Income Fund, Variable Series (Strategic Income Fund)         (Colonial)
Liberty Select Value Fund, Variable Series (Select Value Fund)


Other funds may be added or deleted from time to time. Each Fund offers two classes of shares - Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class A shares.

The Trust's Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by life insurance companies (Participating Insurance Companies). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The principal underwriter of the Funds is Liberty Funds Distributor, Inc. (LFD). LFD is an affiliate of LASC.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy of those prospectuses.


                                    THE FUNDS


DEFINING CAPITALIZATION

A company's market capitalization is simply its stock price multiplied by the number of shares of stock it has outstanding. In the financial markets, companies generally are sorted into one of three capitalization-based categories: large capitalization (large-cap); middle capitalization (mid-cap); or small capitalization (small-cap). In defining a company's market capitalization, the advisor uses capitalization-based categories that are based in part on those of Standard & Poor's Index Services. All market capitalizations are determined at the time of purchase.

LARGE CAPITALIZATION. Large-cap stocks are stocks with market capitalizations greater than $5 billion. In addition, any stock that is represented in the Standard & Poor's 500 Index is considered a large-cap stock.

MIDDLE CAPITALIZATION. Mid-cap stocks are stocks with market capitalizations between $1 billion and the capitalization of the largest stock in the Standard & Poor's MidCap 400 Index (S&P MidCap Index) ($10.4 billion as of December 31,
2001). In addition, any stock that is represented in the S&P MidCap Index is considered a mid-cap stock.

SMALL CAPITALIZATION. Small-cap stocks are stocks with market capitalizations equal to or less than the capitalization of the largest stock in the Standard & Poor's SmallCap 600 Index ($3.8 billion as of December 31, 2001).

                 COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES


INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth by investing primarily in smaller capitalization equities.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization stocks of U.S. companies. The remainder of the Fund's assets may be invested in other stocks, or in bonds that are rated or considered by Colonial to be investment-grade. When purchasing securities for the Fund, Colonial may choose securities of companies it believes are undervalued.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that Colonial's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES


Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in Colonial's opinion, undervalued. If Colonial's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value Colonial has placed on it.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. Beginning in 2002, the Fund's benchmark was changed to the Standard & Poor's SmallCap 600/Barra Value Index (S&P 600/Barra Value Index), an unmanaged index that tracks the performance of value stocks, as determined by low price-to-book ratios included in the Standard & Poor's SmallCap 600 Index. Previously, the Fund's returns were compared to the Russell 2000 Index (Russell 2000 Index), an unmanaged index that tracks the performance of small-capitalization stocks traded on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market System. Colonial believes that the S&P 600/Barra Value Index, because of its greater emphasis on value stocks, more accurately reflects the type of securities in which the Fund invests. The Fund's average annual returns for the one-year and the life of the Fund periods are shown compared to the S&P 600/Barra Value Index, as well as the Fund's previous benchmark, the Russell 2000 Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

Year       Small Cap Fund
1999                6.34%
2000               18.88%
2001                9.30%

For period shown in bar chart:
Best quarter:  4th quarter 2001, +17.25%
Worst quarter:  1st quarter 1999, -13.27%

Average Annual Total Returns - for periods ended December 31, 2001

                                        INCEPTION      1 YEAR       LIFE OF THE
                                          DATE                         FUND
Class A (%)                              5/19/98         9.30          5.13
--------------------------------------------------------------------------------
S&P 600/Barra Value Index (%)              N/A          13.10          4.92 (1)
--------------------------------------------------------------------------------
Russell 2000 Index (%)                     N/A           2.49          1.64 (1)

(1)   Performance information is from April 30, 1998

                 COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES


INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks current income consistent with prudent risk. The Fund also seeks maximum total return.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund seeks to achieve its investment goals by investing primarily in:

            -     debt securities issued by the U.S. government;

            - debt securities issued by foreign governments and foreign companies including securities issued in emerging market countries; and

            -     lower-rated corporate debt securities.

Colonial allocates the Fund's investments among these types of securities at any given time based on its estimate of the expected performance and risk of each type of investment.

The Fund pursues its investment goals by investing a portion of its assets in lower-rated corporate debt securities. These securities have the following ratings:

            -     BB through D by Standard & Poor's;

            -     Ba through C by Moody's Investors Service, Inc.;

            - a comparable rating by another nationally recognized rating service; or

            - the security is unrated and Colonial believes it to be comparable in quality to securities having such ratings as noted above.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that Colonial's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with comparable funds.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES


Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and privately issued mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Lehman Brothers Government/Credit Index (Lehman Government/Credit Index), an unmanaged index that tracks the performance of a selection of U.S. government and investment grade U.S. corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in the Lipper General Bonds - Annuities Funds Category (Lipper Average), as calculated by Lipper, Inc.. This category is composed of funds with investment objectives similar to those of the Fund that are options under VA contracts or VLI policies. Sales charges are not reflected in the Lipper Average.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

Year
1995               18.30%
1996                9.83%
1997                9.11%
1998                6.03%
1999                1.78%
2000                0.16%
2001                3.68%

For period shown in bar chart:
Best quarter:  1st quarter 1995, +5.62%
Worst quarter:  2nd quarter 2001, -1.56%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001

                                      INCEPTION   1 YEAR   5 YEARS   LIFE OF THE
                                        DATE                            FUND
Class A (%)                            7/5/94      3.68      4.10       6.53
--------------------------------------------------------------------------------
Lehman Government/Credit Index (%)       N/A       8.50      7.37       7.88 (2)
--------------------------------------------------------------------------------
Lipper Average (%)                       N/A       5.62      5.20       7.00 (2)

(2)   Performance information is from June 30, 1994.

                   LIBERTY SELECT VALUE FUND, VARIABLE SERIES


INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund invests, under normal market conditions, primarily in mid-capitalization stocks.

In managing the Fund, Colonial uses a value investing strategy that focuses on buying stocks cheaply when they are undervalued or "out of favor." Colonial buys stocks that have attractive current prices, consistent operating performance and/or favorable future growth prospects. Colonial's strategy uses fundamental business and financial analyses.

The Fund compares its performance to other similarly managed mutual funds as determined by Morningstar, Inc. (Morningstar). For performance comparison purposes, Morningstar places an equity fund in one of nine "categories" based upon guidelines established by Morningstar that examine both a fund's investment methodology and the size of the companies in which the fund invests. Colonial generally manages the Fund in accordance with the Morningstar guidelines for a "Mid Cap Value" fund. See Appendix A for a description of the Morningstar categories.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that Colonial's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

The securities issued by mid-cap companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in Colonial's opinion, undervalued. If Colonial's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value Colonial has placed on it.

THE FUNDS LIBERTY SELECT VALUE FUND, VARIABLE SERIES


Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS LIBERTY SELECT VALUE FUND, VARIABLE SERIES


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's performance by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Standard & Poor's Midcap 400 Index (S&P 400 Index), an unmanaged index that tracks the performance of middle-capitalization U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

Year
2001                       3.55%

For period shown in bar chart:
Best quarter:  4th quarter 2001, +12.65%
Worst quarter:  3rd quarter 2001, -13.75%
AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2001

                                         INCEPTION      1 YEAR       LIFE OF THE
                                           DATE                         FUND
Class A (%)                               5/30/00         3.55          9.37
--------------------------------------------------------------------------------
S&P 400 Index (%)                           N/A          -0.62          5.43 (3)

(3)   Performance information is from May 31, 2000.

                         TRUST MANAGEMENT ORGANIZATIONS


THE TRUSTEES
--------------------------------------------------------------------------------
The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.


INVESTMENT ADVISOR:  LIBERTY ADVISORY SERVICES CORP.
--------------------------------------------------------------------------------
LASC, located at One Financial Center, Boston, Massachusetts 02111, is the Funds' investment advisor. LASC is an indirect wholly owned subsidiary of FleetBoston Financial Corporation (FleetBoston). LASC has been an investment advisor since 1993. As of March 31, 2002, LASC managed over $855.4 million in assets. LASC designates the Funds' Sub-Advisors, evaluates and monitors Sub-Advisors' performance and investment programs and recommends to the Board of Trustees whether Sub-Advisors' contracts should be continued or modified and the addition or deletion of Sub-Advisors. LASC also has the responsibility of administering the Trust's operations, which it may delegate, at its own expense, to certain affiliates. LASC has delegated its administrative responsibilities to Colonial in accordance with this authority.

For the 2001 fiscal year, aggregate advisory fees paid to LASC by the Funds amounted to the following annual rates of the average daily net assets of each specified Fund:

     Colonial Small Cap Value Fund, Variable Series                  0.80%
     Colonial Strategic Income Fund, Variable Series                 0.65%
     Liberty Select Value Fund, Variable Series                      0.70%


INVESTMENT SUB-ADVISOR AND PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
The Sub-Advisor manages the assets of the Funds under the supervision of LASC and the Board of Trustees. The Sub-Advisor determines which securities and other instruments are purchased and sold for the Funds. The Sub-Advisor is an indirect wholly owned subsidiary of FleetBoston.


COLONIAL

Colonial, an investment advisor since 1931, is the Sub-Advisor of the Funds. Colonial's principal business address is One Financial Center, Boston, Massachusetts 02111. As of March 31, 2002, Colonial managed over $14.5 billion in assets.

LASC, out of the management fees it receives from the Funds, pays Colonial sub-advisory fees at the following annual rates of the average daily net assets of each specified Fund:

     Colonial Small Cap Value Fund, Variable Series                  0.60%
     Colonial Strategic Income Fund, Variable Series                 0.45%
     Liberty Select Value Fund, Variable Series                      0.50%

Colonial also provides transfer agency, pricing and record keeping services for the Funds under separate agreements.

DANIEL K. CANTOR, CFA, a senior vice president of Colonial, has co-managed the Small Cap Fund and the Select Value Fund since August, 2000. Mr. Cantor has managed or co-managed various other funds for Stein Roe & Farnham, Incorporated (Stein Roe), an affiliate of Colonial, since 1994 and was a senior equity analyst for Stein Roe from 1985 through 1994.

JEFFREY C. KINZEL, CFA, a senior vice president of Colonial, has co-managed the Small Cap Fund and the Select Value Fund since August, 2000. Mr. Kinzel has been a portfolio manager for Stein Roe since 1996 and was an analyst for Stein Roe from 1991 through 1999.

LAURA A. OSTRANDER, a senior vice president of Colonial, has managed or co-managed the Strategic Income Fund since September, 2000 and has managed various other Colonial funds since December, 1996. Prior to joining Colonial, Ms. Ostrander was a portfolio manager with American Express Financial Advisers from July, 1994 to November, 1996.

TRUST MANAGEMENT ORGANIZATIONS


Colonial will use Newport Fund Management, Inc.'s (Newport), an affiliate of Colonial, trading facilities when buying or selling foreign securities for the Funds' portfolios. Newport executes all trades under its own procedures.

Colonial's investment advisory business is part of a larger organization known as Columbia Management Group, Inc. (Columbia Management). Columbia Management is a wholly owned subsidiary of FleetBoston and includes several separate legal entities. Colonial and these other legal entities are managed by a single management team. These Columbia Management entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Fund. Colonial is a registered investment advisor.


AFFILIATED BROKER/DEALER

Colonial may use the services of AlphaTrade Inc., an affiliated broker-dealer, when buying or selling equity securities for a Fund's portfolio, pursuant to procedures adopted by the Board of Trustees.


MIXED AND SHARED FUNDING
--------------------------------------------------------------------------------
As described above, the Funds serve as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may, from time to time, become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                      OTHER INVESTMENT STRATEGIES AND RISKS


Each Fund's principal investment strategies and their associated risks are described under "The Funds -- Principal Investment Strategies" and "The Funds -- Principal Investment Risks." In seeking to meet their investment goals, the Funds may also invest in other securities and use certain other investment techniques. These securities and investment techniques offer opportunities and carry various risks. The Funds may elect not to buy any of these securities or use any of these techniques unless they believe that doing so will help them achieve their investment goals. The Funds may not always achieve their investment goals. Additional information about the Funds' securities and investment techniques, as well as the Funds' fundamental and non-fundamental investment policies, is contained in the Statement of Additional Information.

This section describes other investments the Funds may make and the risks associated with them. In seeking to achieve their investment goals, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). Except as otherwise noted, approval by a Fund's shareholders is not required to modify or change a Fund's investment goals or any of its investment strategies.


U.S. GOVERNMENT SECURITIES
--------------------------------------------------------------------------------
(Strategic Income Fund) The Fund will invest in U.S. government securities, including U.S. Treasuries and securities of various U.S. government agencies. Agency securities include mortgage-backed securities, which represent interests in pools of mortgages. The Fund has flexibility to vary its allocation among different types of U.S. government securities based upon Colonial's judgment of which types of securities will outperform others. In selecting investments for the Fund, Colonial considers a security's expected income, together with its potential to rise or fall in price.


STRUCTURE RISK
--------------------------------------------------------------------------------
(Strategic Income Fund) Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in mortgage-backed securities and asset-backed securities. Prepayment risk is the possibility that asset-backed securities may be prepaid if the underlying debt securities are prepaid. Prepayment risk for mortgage-backed securities is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed securities and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, these securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of these securities may be difficult to predict and result in greater volatility.


ZERO COUPON BONDS
--------------------------------------------------------------------------------
(Strategic Income Fund) Zero coupon bonds do not pay interest in cash on a current basis, but instead accrue interest over the life of the bond. As a result, these securities are issued at a deep discount. The value of these securities may fluctuate more than the value of similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest accrued on these securities is reported as income to the Fund and distributed to its shareholders.


DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
(All Funds) A Fund may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. A Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

OTHER INVESTMENT STRATEGIES AND RISKS


ADDITIONAL EQUITY RISK
--------------------------------------------------------------------------------
(All Funds) The Funds may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. An investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.


PRICING RISK
--------------------------------------------------------------------------------
(All Funds) The Funds' securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that a Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If a Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If a Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.


EARLY CLOSING RISK
--------------------------------------------------------------------------------
(All Funds) The normal close of trading of securities listed on the NASDAQ National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.


TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
(All Funds) At times, the Funds' Sub-Advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit.

Taking a temporary defensive position may prevent a Fund from achieving its investment goals.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years (or shorter period if a Fund commenced operations less than five years ago), which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the Funds' financial statements, are included in the Funds' annual report. You can request a free annual report by writing LFD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

                                                                                                 Period ended
                                                                  Year ended December 31,        December 31,
                                                             2001          2000         1999       1998 (a)

                                                            Class A      Class A      Class A      Class A
                                                            -------      -------      -------      -------
Net asset value, Beginning of period ($)                     10.73         9.12         8.59        10.00
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (b)                                     0.02         0.07         0.02         0.08
--------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments        0.98         1.65         0.52        (1.41)
--------------------------------------------------------------------------------------------------------------
Total from Investment Operations                              1.00         1.72         0.54        (1.33)
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                   (0.02)       (0.05)       (0.01)       (0.07)
--------------------------------------------------------------------------------------------------------------
In excess of net investment income                              --           --           --        (0.01)
--------------------------------------------------------------------------------------------------------------
From net realized capital gains                              (0.15)       (0.06)          --           --
--------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                 (0.17)       (0.11)       (0.01)       (0.08)
--------------------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                           11.56        10.73         9.12         8.59
--------------------------------------------------------------------------------------------------------------
Total return (%) (c)(d)(e)                                    9.30        18.88         6.34       (13.25) (f)
--------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (g)                                                  1.10         1.07         1.00         1.00 (h)
--------------------------------------------------------------------------------------------------------------
Net investment income (g)                                     0.22         0.76         0.23         1.41 (h)
--------------------------------------------------------------------------------------------------------------
Waiver/reimbursement                                          0.22         0.82         2.66         3.32 (h)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                     56           54           74           51 (f)
--------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                        9,361        7,616        3,817        1,782

(a) For the period from commencement of operations on May 19, 1998 to December 31, 1998.
(b) Per share data was calculated using average shares outstanding during the period.
(c)   Total return at net asset value assuming all distributions reinvested.
(d) Had the manager and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(f)   Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(h)   Annualized.

FINANCIAL HIGHLIGHTS


COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

                                                                                 Year ended December 31,
                                                              2001           2000           1999           1998           1997

                                                             Class A        Class A        Class A        Class A        Class A
                                                             -------        -------        -------        -------        -------
Net asset value, Beginning of period ($)                       9.43          10.44          11.08          11.15          11.04
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (a)                                      0.81 (b)       0.97           0.95           0.91           0.90
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments        (0.46) (b)     (0.96)         (0.75)         (0.24)          0.11
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                               0.35           0.01           0.20           0.67           1.01
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                    (0.84)         (0.99)         (0.84)         (0.72)         (0.79)
-----------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                               --             --             --          (0.02)         (0.05)
-----------------------------------------------------------------------------------------------------------------------------------
From net realized capital gains                                  --             --             --             --          (0.05)
-----------------------------------------------------------------------------------------------------------------------------------
In excess of net realized capital gains                          --             --             --             --          (0.01)
-----------------------------------------------------------------------------------------------------------------------------------
Return of capital                                             (0.02)         (0.03)            --             --             --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                  (0.86)         (1.02)         (0.84)         (0.74)         (0.90)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                             8.92           9.43          10.44          11.08          11.15
-----------------------------------------------------------------------------------------------------------------------------------
Total return (%) (c)(d)                                        3.68           0.16           1.78           6.03           9.11 (e)
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (f)                                                   0.85           0.76           0.75           0.78           0.80
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income (f)                                      8.42 (b)       9.36           8.57           7.92           7.86
-----------------------------------------------------------------------------------------------------------------------------------
Waiver/reimbursement                                             --             --             --             --           0.02
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                      62             31             35             50             94
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                       123,041        143,629        170,702        118,985         73,175

(a) Per share data was calculated using average shares outstanding during the period.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change, for the year ended December 31, 2001, was to decrease net investment income per share by $0.03, decrease net realized and unrealized loss per share by $0.03 and decrease the ratio of net investment income to average net assets from 8.70% to 8.42%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(c)   Total return at net asset value assuming all distributions reinvested.
(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(e) Had the manager not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

FINANCIAL HIGHLIGHTS


LIBERTY SELECT VALUE FUND, VARIABLE SERIES

                                                          Year ended       Period ended
                                                         December 31,      December 31,
                                                            2001             2000 (a)

                                                           Class A           Class A
                                                           -------           -------
Net asset value, Beginning of period ($)                    13.24             12.00
---------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (b)                                    0.05              0.09
---------------------------------------------------------------------------------------
Net realized and unrealized gain on investments              0.42              1.28
---------------------------------------------------------------------------------------
Total from Investment Operations                             0.47              1.37
---------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                  (0.03)            (0.07)
---------------------------------------------------------------------------------------
From net realized capital gains                             (0.02)               -- (c)
---------------------------------------------------------------------------------------
Return of capital                                              --             (0.06)
---------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                (0.05)            (0.13)
---------------------------------------------------------------------------------------
Net asset value, End of period ($)                          13.66             13.24
---------------------------------------------------------------------------------------
Total return (%) (d)(e)(f)                                   3.55             11.38 (g)
---------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (h)                                                 1.10              1.10 (i)
---------------------------------------------------------------------------------------
Net investment income (h)                                    0.34              1.13 (i)
---------------------------------------------------------------------------------------
Waiver/reimbursement                                         0.48              1.31 (i)
---------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                    15                26 (g)
---------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                         115               111

(a) For the period from commencement of operations on May 30, 2000 to December 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c)   Rounds to less than $0.01.
(d)   Total return at net asset value assuming all distributions reinvested.
(e) Had the manager not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Total return figures do not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(g)   Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(i)   Annualized.

                             SHAREHOLDER INFORMATION


PURCHASES AND REDEMPTIONS

The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Funds issue and redeem shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.


HOW THE FUNDS CALCULATE NET ASSET VALUE

Each share price is its net asset value next determined. Each Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

To calculate the net asset value on a given day, the Funds value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Funds value the security at the most recent quoted bid price. The Funds value each over-the-counter security or NASDAQ National Market System security as of the last sales price for that day. The Funds value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

The Funds value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when the Funds determine that the sale or bid price of the security does not reflect that security's market value, the Funds will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

The Funds may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. A Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of a Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.


DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

SHAREHOLDER INFORMATION


TAX CONSEQUENCES

Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the Code). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.


OTHER CLASS OF SHARES

The Funds also offer an additional class of shares, Class B shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

                                   APPENDIX A

                             MORNINGSTAR CATEGORIES

In an effort to distinguish funds by what they own, as well as by their prospectus objectives and styles, Morningstar developed the Morningstar categories. While the prospectus objective identifies a fund's investment goals based on the wording in the fund prospectus, the Morningstar category identifies funds based on their actual investment styles as measured by their underlying portfolio holdings (portfolio statistics and compositions over the past three years). Morningstar may change a fund's category assignment from time to time.

Morningstar places domestic equity funds in a category based on the style and size of the stocks they typically own. The style and size parameters are based on the divisions used in the investment style box: Value, Blend, or Growth style and Small, Middle, or Large median market capitalization (see "Morningstar Style Box" below for more details on style methodology). By reviewing their investment style over the past three years, Morningstar places domestic equity funds in one of the following nine categories: Large Growth, Large Blend, Large Value, Mid-Cap Growth, Mid-Cap Blend, Mid-Cap Value, Small Growth, Small Blend, and Small Value. Morningstar also includes several other domestic equity categories, including: Specialty Health Care, Specialty Technology, Specialty Utilities, Specialty Communications, Specialty Financials, Specialty Real Estate, Specialty Natural Resources, Convertible Bond, and Domestic Hybrid.

                              MORNINGSTAR STYLE BOX

The style box is a snapshot in time. It identifies the fund's investment style as of a particular date. The Morningstar category is based on style box information from the trailing 36 months. It provides a general picture of the fund's investment style over the past three years.

The Morningstar equity style box is a nine-box matrix that displays both the fund's investment methodology and the size of the companies in which it invests. Set forth below is the nine-box matrix.

              VALUE   BLEND   GROWTH
LARGE         1       2       3

MID-CAP       4       5       6

SMALL         7       8       9

The equity style box for domestic stock funds comprises two components: MARKET CAPITALIZATION on the vertical axis and VALUATION on the horizontal axis.

MARKET CAPITALIZATION: Morningstar ties market cap to the relative movements of the market. The top 5% of the 5000 largest domestic stocks in Morningstar's equity database are classified as large-cap, the next 15% of the 5000 are mid-cap, and the remaining 80% (as well as companies that fall outside the largest 5000) are small-cap.

Morningstar then determines a fund's market cap by ranking the stocks in a fund's portfolio from the largest market-capitalized stock to the smallest, and then calculating the average weighted market capitalization of the stocks in the middle quintile (middle 40th percentile to 60th percentile) of the portfolio. After a fund's market cap has been determined, Morningstar places the fund in the large-cap, mid-cap or small-cap group noted above.

APPENDIX A


VALUATION: Morningstar categorizes funds by comparing the stocks in their portfolios with the most relevant of the three market cap groups. Specifically, each stock in Morningstar's equities database receives a price-to-earnings (P/E) score and a price-to-book (P/B) score. This is derived by dividing each stock's P/E and P/B by the asset-weighted median P/E and asset-weighted median P/B, respectively, of the stock's market cap group. For example, to calculate the asset-weighted median P/E, Morningstar first ranks the P/E ratios of the stocks in each market-cap group from highest to lowest, then counts down by their market caps until it reaches the 50th percentile of that market-cap group. The P/E ratio attached to that stock is the asset-weighted median P/E. Morningstar does the same to find the asset-weighted median P/B. Next, Morningstar calculates the P/E style box score and the P/B style box score for each fund by ranking the stocks in a fund's portfolio by their P/E scores and P/B scores, respectively, and then calculating an average weighted P/E score and an average weighted P/B score from the stocks in the middle quintile of each fund's portfolio. These average weighted scores are the P/E style box score and the P/B style box score of the fund's portfolio.

For each measure, 1.00 represents the market-cap group average. If the fund has a P/E style box score + P/B style box score that exceeds 2.25, the fund is categorized as growth. If the combined score falls below 1.75, the fund is categorized as value. Finally, if the score is between 1.75 and 2.25, the fund is categorized as blend.

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA  02111-2621
1-800-426-3750
www.libertyfunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Variable Investment Trust: 811-07556

Colonial Small Cap Value Fund, Variable Series
Colonial Strategic Income Fund, Variable Series
Liberty Select Value Fund, Variable Series


                           [LIBERTY FUNDS LETTERHEAD]

                        LIBERTY VARIABLE INVESTMENT TRUST


PROSPECTUS DATED MAY 1, 2002

Colonial Strategic Income Fund, Variable Series
Colonial U.S. Growth & Income Fund, Variable Series
Newport Tiger Fund, Variable Series

CLASS A SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                     * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                     * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.



-----------------------------
 NOT FDIC    MAY LOSE VALUE
            -----------------
 INSURED    NO BANK GUARANTEE
-----------------------------

                                TABLE OF CONTENTS


THE TRUST                                                                      3
--------------------------------------------------------------------------------

THE FUNDS                                                                      3
--------------------------------------------------------------------------------
Defining Capitalization........................................................3
Each of these sections discusses the following topics:
Investment Goals, Principal Investment Strategies,
Principal Investment Risks and Performance History
Colonial Strategic Income Fund, Variable Series................................4
Colonial U.S. Growth & Income Fund, Variable Series............................7
Newport Tiger Fund, Variable Series...........................................10

TRUST MANAGEMENT ORGANIZATIONS                                                13
--------------------------------------------------------------------------------
The Trustees..................................................................13
Investment Advisor:  Liberty Advisory Services Corp...........................13
Investment Sub-Advisors and Portfolio Managers................................13
Mixed and Shared Funding......................................................14

OTHER INVESTMENT STRATEGIES AND RISKS                                         15

FINANCIAL HIGHLIGHTS                                                          17

SHAREHOLDER INFORMATION                                                       20
--------------------------------------------------------------------------------
Purchases and Redemptions.....................................................20
How the Funds Calculate Net Asset Value.......................................20
Dividends and Distributions...................................................20
Tax Consequences..............................................................21
Other Class of Shares.........................................................21

APPENDIX A ...................................................................22
--------------------------------------------------------------------------------

                                    THE TRUST

Liberty Variable Investment Trust (Trust) includes seventeen separate mutual funds (Funds), each with its own investment goals and strategies. This Prospectus contains information about three of the Funds in the Trust. Liberty Advisory Services Corp. (LASC) is the investment advisor to each Fund. LASC has appointed an investment sub-advisor (Sub-Advisor) for each Fund. All of the Sub-Advisors are affiliates of LASC. The Funds have the following Sub-Advisors:

----------------------------------------------------------------------------------------------------------------------------
                       FUND                                                               SUB-ADVISOR
                       ----                                                               -----------
----------------------------------------------------------------------------------------------------------------------------
Colonial Strategic Income Fund, Variable Series (Strategic Income Fund)               Colonial Management Associates, Inc.
Colonial U.S. Growth & Income Fund, Variable Series (U.S. Growth & Income Fund)       (Colonial)
----------------------------------------------------------------------------------------------------------------------------
Newport Tiger Fund, Variable Series (Tiger Fund)                                      Newport Fund Management, Inc. (Newport)
----------------------------------------------------------------------------------------------------------------------------

Other funds may be added or deleted from time to time. Each Fund offers two classes of shares - Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class A shares.

The Trust's Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by life insurance companies (Participating Insurance Companies). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The principal underwriter of the Funds is Liberty Funds Distributor, Inc. (LFD). LFD is an affiliate of LASC.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy of those prospectuses.

                                    THE FUNDS

DEFINING CAPITALIZATION

A company's market capitalization is simply its stock price multiplied by the number of shares of stock it has outstanding. In the financial markets, companies generally are sorted into one of three capitalization-based categories: large capitalization (large-cap); middle capitalization (mid-cap); or small capitalization (small-cap). In defining a company's market capitalization, the advisor uses capitalization-based categories that are based in part on those of Standard & Poor's Index Services. All market capitalizations are determined at the time of purchase.

LARGE CAPITALIZATION. Large-cap stocks are stocks with market capitalizations greater than $5 billion. In addition, any stock that is represented in the Standard & Poor's 500 Index is considered a large-cap stock.

MIDDLE CAPITALIZATION. Mid-cap stocks are stocks with market capitalizations between $1 billion and the capitalization of the largest stock in the Standard & Poor's MidCap 400 Index (S&P MidCap Index) ($10.4 billion as of December 31,
2001). In addition, any stock that is represented in the S&P MidCap Index is considered a mid-cap stock.

SMALL CAPITALIZATION. Small-cap stocks are stocks with market capitalizations equal to or less than the capitalization of the largest stock in the Standard & Poor's SmallCap 600 Index ($3.8 billion as of December 31, 2001).

                 COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES


INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks current income consistent with prudent risk. The Fund also seeks maximum total return.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund seeks to achieve its investment goals by investing primarily in:

         -        debt securities issued by the U.S. government;

         - debt securities issued by foreign governments and foreign companies including securities issued in emerging market countries; and

         -        lower-rated corporate debt securities.

Colonial allocates the Fund's investments among these types of securities at any given time based on its estimate of the expected performance and risk of each type of investment.

The Fund pursues its investment goals by investing a portion of its assets in lower-rated corporate debt securities. These securities have the following ratings:

         -        BB through D by Standard & Poor's;

         -        Ba through C by Moody's Investors Service, Inc.;

         - a comparable rating by another nationally recognized rating service; or

         - the security is unrated and Colonial believes it to be comparable in quality to securities having such ratings as noted above.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that Colonial's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with comparable funds.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES


Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and privately issued mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Lehman Brothers Government/Credit Index (Lehman Government/Credit Index), an unmanaged index that tracks the performance of a selection of U.S. government and investment grade U.S. corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in the Lipper General Bonds - Annuities Funds Category (Lipper Average), as calculated by Lipper, Inc.. This category is composed of funds with investment objectives similar to those of the Fund that are options under VA contracts or VLI policies. Sales charges are not reflected in the Lipper Average.


CALENDAR YEAR TOTAL RETURNS (CLASS A)


[BAR CHART]

Year
1995               18.30%
1996                9.83%
1997                9.11%
1998                6.03%
1999                1.78%
2000                0.16%
2001                3.68%


For period shown in bar chart:
Best quarter: 1st quarter 1995, +5.62%
Worst quarter: 2nd quarter 2001, -1.56%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001

                                      INCEPTION   1 YEAR   5 YEARS   LIFE OF THE
                                        DATE                            FUND
Class A (%)                            7/5/94      3.68      4.10       6.53
--------------------------------------------------------------------------------
Lehman Government/Credit Index (%)       N/A       8.50      7.37       7.88(1)
--------------------------------------------------------------------------------
Lipper Average (%)                       N/A       5.62      5.20       7.00(1)



(1)      Performance information is from June 30, 1994.

               COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES



INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks long-term growth and income.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. securities, primarily consisting of large-capitalization stocks. Up to 10% of the Fund's assets may be invested in debt securities.

In selecting debt securities for the Fund, Colonial may invest in:

         -        debt securities that are convertible into common stock;

         - corporate debt securities that are rated investment grade by at least two nationally recognized rating organizations (investment grade stocks have a rating of BBB or higher by Standard & Poor's or Baa or higher by Moody's Investors Service, Inc.); and

         -        debt securities issued or guaranteed by the U.S. government.

When purchasing securities for the Fund, Colonial generally chooses securities of companies it believes are undervalued.

The Fund compares its performance to other similarly managed mutual funds as determined by Morningstar, Inc. (Morningstar). For performance comparison purposes, Morningstar places an equity fund in one of nine "categories" based upon guidelines established by Morningstar that examine both a fund's investment methodology and the size of the companies in which the fund invests. Colonial generally manages the Fund in accordance with the Morningstar guidelines for a "Large Cap Value" fund. See Appendix A for a description of the Morningstar categories.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that Colonial's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with comparable funds.

THE FUNDS COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES


Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and privately issued mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in Colonial's opinion, undervalued. If Colonial's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value Colonial has placed on it.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large capitalization U.S. common stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.

CALENDAR YEAR TOTAL RETURNS (CLASS A)


[BAR CHART]

Year
1995               29.70%
1996               21.84%
1997               32.23%
1998               20.15%
1999               12.00%
2000                3.60%
2001               -0.60%

For period shown in bar chart:
Best quarter: 4th quarter 1998, +21.79%
Worst quarter: 3rd quarter 1998, -14.16%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001


                           INCEPTION      1 YEAR        5 YEARS      LIFE OF THE
                             DATE                                        FUND
Class A (%)                 7/5/94         -0.60         12.88          15.91
--------------------------------------------------------------------------------
S&P 500 Index (%)             N/A         -11.88         10.70          15.51 (2)



(2)      Performance information is from June 30, 1994.

                       NEWPORT TIGER FUND, VARIABLE SERIES


INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies located in the ten Tiger countries of Asia. The Tigers of Asia are Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, India, Indonesia, the People's Republic of China and the Philippines. In selecting investments for the Fund, Newport typically purchases stocks of quality growth companies.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that Newport's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

THE FUNDS NEWPORT TIGER FUND, VARIABLE SERIES


Because the Fund's investments are concentrated in the ten Tiger countries of Asia, the Fund is particularly susceptible to regional risks. Events in any one Tiger country may impact the other countries or the Asian region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which may result in greater losses and volatility.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS NEWPORT TIGER FUND, VARIABLE SERIES


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Morgan Stanley Capital International EAFE (GDP) Index (MSCI EAFE (GDP) Index), an unmanaged index that tracks the performance of equity securities of developed countries outside North America, including Hong Kong and Singapore and is weighted against the Gross Domestic Product. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in the Lipper Pacific Region - Annuities Funds Category (Lipper Average), as calculated by Lipper, Inc. This category is composed of funds with investment objectives similar to those of the Fund that are options under VA contracts or VLI policies. Sales charges are not reflected in the Lipper Average.

CALENDAR YEAR TOTAL RETURNS (CLASS A)


[BAR CHART]


Year
1996               11.73%
1997              -31.14%
1998               -6.43%
1999               68.01%
2000              -15.63%
2001              -18.48%

For period shown in bar chart:
Best quarter: 4th quarter 1998, +37.93%
Worst quarter: 2nd quarter 1998, -28.81%


AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001

                                    INCEPTION    1 YEAR    5 YEARS   LIFE OF THE
                                      DATE                               FUND
Class A (%)                          5/1/95      -18.48     -5.73       -0.66
--------------------------------------------------------------------------------
MSCI EAFE (GDP) Index (%)              N/A       -22.20      2.90        4.00(3)
--------------------------------------------------------------------------------
Lipper Average (%)                     N/A       -20.80     -7.94       -6.69(3)


(3)      Performance information is from April 30, 1995.

                         TRUST MANAGEMENT ORGANIZATIONS


THE TRUSTEES
--------------------------------------------------------------------------------
The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.


INVESTMENT ADVISOR: LIBERTY ADVISORY SERVICES CORP.
--------------------------------------------------------------------------------
LASC, located at One Financial Center, Boston, Massachusetts 02111, is the Funds' investment advisor. LASC is an indirect wholly owned subsidiary of FleetBoston Financial Corporation (FleetBoston). LASC has been an investment advisor since 1993. As of March 31, 2002, LASC managed over $855.4 million in assets. LASC designates the Funds' Sub-Advisors, evaluates and monitors Sub-Advisors' performance and investment programs and recommends to the Board of Trustees whether Sub-Advisors' contracts should be continued or modified and the addition or deletion of Sub-Advisors. LASC also has the responsibility of administering the Trust's operations, which it may delegate, at its own expense, to certain affiliates. LASC has delegated its administrative responsibilities to Colonial in accordance with this authority.

For the 2001 fiscal year, aggregate advisory fees paid to LASC by the Funds amounted to the following annual rates of the average daily net assets of each specified Fund:

         Colonial Strategic Income Fund, Variable Series               0.65%
         Colonial U.S. Growth & Income Fund, Variable Series           0.80%
         Newport Tiger Fund, Variable Series                           0.90%


INVESTMENT SUB-ADVISORS AND PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
The Sub-Advisors manage the assets of the Funds under the supervision of LASC and the Board of Trustees. Each Sub-Advisor determines which securities and other instruments are purchased and sold for the Fund(s) it sub-advises. Each Sub-Advisor is an indirect wholly owned subsidiary of FleetBoston.

COLONIAL

Colonial, an investment advisor since 1931, is the Sub-Advisor of each of the Strategic Income Fund and U.S. Growth & Income Fund. Colonial's principal business address is One Financial Center, Boston, Massachusetts 02111. As of March 31, 2002, Colonial managed over $14.5 billion in assets.

LASC, out of the management fees it receives from the Funds, pays Colonial sub-advisory fees at the following annual rates of the average daily net assets of each specified Fund:

         Colonial Strategic Income Fund, Variable Series               0.45%
         Colonial U.S. Growth & Income Fund, Variable Series           0.60%

Colonial also provides transfer agency, pricing and record keeping services for the Funds under separate agreements.

LAURA A. OSTRANDER, a senior vice president of Colonial, has managed or co-managed the Strategic Income Fund since September, 2000 and has managed various other Colonial funds since December, 1996. Prior to joining Colonial, Ms. Ostrander was a portfolio manager with American Express Financial Advisers from July, 1994 to November, 1996.

HARVEY B. HIRSCHHORN, a senior vice president of Colonial, has co-managed the U.S. Growth & Income Fund since August, 2000. Mr. Hirschhorn has been affiliated with and has managed various other funds for Stein Roe & Farnham, Incorporated (Stein Roe), an affiliate of Colonial, since 1973.

TRUST MANAGEMENT ORGANIZATIONS


SCOTT SCHERMERHORN, a senior vice president of Colonial, has co-managed the U.S. Growth & Income Fund since August, 2000. He has managed various other funds for Colonial since October, 1998. Prior to joining Colonial, Mr. Schermerhorn was the head of the value team at Federated Investors from May, 1996 to October, 1998 where he managed the American Leader Fund, Federated Stock Trust and Federated Stock and Bond Fund as well as other institutional accounts.

Colonial will use Newport's trading facilities when buying or selling foreign securities for the Funds' portfolios. Newport executes all trades under its own procedures.

Colonial's investment advisory business is part of a larger organization known as Columbia Management Group, Inc. (Columbia Management). Columbia Management is a wholly owned subsidiary of FleetBoston and includes several separate legal entities. Colonial and these other legal entities are managed by a single management team. These Columbia Management entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Fund. Colonial is a registered investment advisor.

NEWPORT

Newport, an investment advisor since 1987, is the Sub-Advisor of the Tiger Fund. Newport's principal address is 580 California Street, Suite 1960, San Francisco, California 94104. As of March 31, 2002, Newport managed over $935 million in assets.

LASC, out of the management fees it receives from the Trust, pays Newport a sub-advisory fee at the annual rate of 0.70% of the average daily net assets of the Tiger Fund.

LYNDA COUCH, a managing director of Newport and Newport Pacific, has managed or co-managed the Tiger Fund since May, 1999. Ms. Couch has managed various other Newport Funds since April, 1995. Ms. Couch has been an officer of Newport and Newport Pacific since 1994.


AFFILIATED BROKER/DEALER

Colonial may use the services of AlphaTrade Inc., an affiliated broker-dealer, when buying or selling equity securities for a Fund's portfolio, pursuant to procedures adopted by the Board of Trustees.


MIXED AND SHARED FUNDING
--------------------------------------------------------------------------------
As described above, the Funds serve as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may, from time to time, become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                      OTHER INVESTMENT STRATEGIES AND RISKS


Each Fund's principal investment strategies and their associated risks are described under "The Funds - Principal Investment Strategies" and "The Funds - Principal Investment Risks." In seeking to meet their investment goals, the Funds may also invest in other securities and use certain other investment techniques. These securities and investment techniques offer opportunities and carry various risks. The Funds may elect not to buy any of these securities or use any of these techniques unless they believe that doing so will help them achieve their investment goals. The Funds may not always achieve their investment goals. Additional information about the Funds' securities and investment techniques, as well as the Funds' fundamental and non-fundamental investment policies, is contained in the Statement of Additional Information.

This section describes other investments the Funds may make and the risks associated with them. In seeking to achieve their investment goals, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). Except as otherwise noted, approval by a Fund's shareholders is not required to modify or change a Fund's investment goals or any of its investment strategies.


U.S. GOVERNMENT SECURITIES
--------------------------------------------------------------------------------
(Strategic Income Fund) The Fund will invest in U.S. government securities, including U.S. Treasuries and securities of various U.S. government agencies. Agency securities include mortgage-backed securities, which represent interests in pools of mortgages. The Fund has flexibility to vary its allocation among different types of U.S. government securities based upon Colonial's judgment of which types of securities will outperform others. In selecting investments for the Fund, Colonial considers a security's expected income, together with its potential to rise or fall in price.

STRUCTURE RISK
--------------------------------------------------------------------------------
(Strategic Income Fund, U.S. Growth & Income Fund) Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in mortgage-backed securities and asset-backed securities. Prepayment risk is the possibility that asset-backed securities may be prepaid if the underlying debt securities are prepaid. Prepayment risk for mortgage-backed securities is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed securities and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, these securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of these securities may be difficult to predict and result in greater volatility.

ZERO COUPON BONDS
--------------------------------------------------------------------------------
(Strategic Income Fund) Zero coupon bonds do not pay interest in cash on a current basis, but instead accrue interest over the life of the bond. As a result, these securities are issued at a deep discount. The value of these securities may fluctuate more than the value of similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest accrued on these securities is reported as income to the Fund and distributed to its shareholders.

CONVERTIBLE SECURITIES
--------------------------------------------------------------------------------
(U.S. Growth & Income Fund) Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stocks at a specified price or conversion ratio. The risk of investing in convertible securities, in addition to issuer risk and interest rate risk, is that the value of the underlying securities will fluctuate.

OTHER INVESTMENT STRATEGIES AND RISKS


DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
(All Funds) A Fund may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. A Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.


ADDITIONAL EQUITY RISK
--------------------------------------------------------------------------------
(All Funds) The Funds may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. An investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

PRICING RISK
--------------------------------------------------------------------------------
(All Funds) The Funds' securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that a Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If a Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If a Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.

EARLY CLOSING RISK
--------------------------------------------------------------------------------
(All Funds) The normal close of trading of securities listed on the NASDAQ National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
(All Funds) At times, each Fund's Sub-Advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit.

Taking a temporary defensive position may prevent a Fund from achieving its investment goals.

                              FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years (or shorter period if a Fund commenced operations less than five years ago), which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the Funds' financial statements, are included in the Funds' annual report. You can request a free annual report by writing LFD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES


                                                                                Year ended December 31,
                                                              2001          2000         1999         1998         1997
                                                            Class A      Class A       Class A      Class A       Class A
                                                            -------      -------       -------      -------       -------
Net asset value, Beginning of period ($)                      9.43         10.44        11.08         11.15        11.04
----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (a)                                     0.81(b)       0.97         0.95          0.91         0.90
----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments       (0.46)(b)     (0.96)       (0.75)        (0.24)        0.11
----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                              0.35          0.01         0.20          0.67         1.01
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                   (0.84)        (0.99)       (0.84)        (0.72)       (0.79)
----------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                             ---          ---           ---         (0.02)       (0.05)
----------------------------------------------------------------------------------------------------------------------------
From net realized capital gains                                ---          ---           ---          ---         (0.05)
----------------------------------------------------------------------------------------------------------------------------
In excess of net realized capital gains                        ---          ---           ---          ---         (0.01)
----------------------------------------------------------------------------------------------------------------------------
Return of capital                                            (0.02)        (0.03)         ---          ---           ---
----------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                 (0.86)        (1.02)       (0.84)        (0.74)       (0.90)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                            8.92          9.43        10.44         11.08        11.15
----------------------------------------------------------------------------------------------------------------------------
Total return (%) (c)(d)                                       3.68          0.16         1.78          6.03         9.11(e)
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (f)                                                  0.85          0.76         0.75          0.78         0.80
----------------------------------------------------------------------------------------------------------------------------
Net investment income (f)                                     8.42(b)       9.36         8.57          7.92         7.86
----------------------------------------------------------------------------------------------------------------------------
Waiver/reimbursement                                           ---          ---           ---          ---          0.02
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                     62            31           35            50           94
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                      123,041       143,629      170,702       118,985       73,175


(a) Per share data was calculated using average shares outstanding during the period.

(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change, for the year ended December 31, 2001, was to decrease net investment income per share by $0.03, decrease net realized and unrealized loss per share by $0.03 and decrease the ratio of net investment income to average net assets from 8.70% to 8.42%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c)      Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) Had the manager not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

FINANCIAL HIGHLIGHTS


COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES


                                                                               Year ended December 31,
                                                              2001         2000          1999          1998         1997
                                                            Class A      Class A       Class A       Class A       Class A
                                                            -------      -------       -------       -------       -------
Net asset value, Beginning of period ($)                     18.27        19.85         18.79        16.29          14.22
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (a)                                     0.16         0.17          0.14         0.16           0.20
----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments       (0.35)        0.54          2.07         3.12           4.37
----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                             (0.19)        0.71          2.21         3.28           4.57
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                   (0.15)       (0.17)        (0.11)       (0.12)         (0.18)
----------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                             ---          ---(b)        ---          ---          (0.01)
----------------------------------------------------------------------------------------------------------------------------
From net realized capital gains                              (2.34)       (2.12)        (1.04)       (0.64)         (2.30)
----------------------------------------------------------------------------------------------------------------------------
In excess of net realized capital gains                        ---          ---           ---        (0.02)         (0.01)
----------------------------------------------------------------------------------------------------------------------------
Return of capital                                            (0.04)         ---           ---          ---            ---
----------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                 (2.53)       (2.29)        (1.15)       (0.78)         (2.50)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                           15.55        18.27         19.85        18.79          16.29
----------------------------------------------------------------------------------------------------------------------------
Total return (%) (c)(d)                                      (0.60)        3.60         12.00        20.15          32.23
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (e)                                                  0.96         0.88          0.88         0.90           0.94
----------------------------------------------------------------------------------------------------------------------------
Net investment income (e)                                     0.92         0.85          0.69         0.88           1.19
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                    53           120           101           64             63
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                     180,053       203,366       212,355      146,239         96,715


(a) Per share data was calculated using average shares outstanding during the period.

(b)      Rounds to less than $0.01.

(c)      Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

FINANCIAL HIGHLIGHTS


NEWPORT TIGER FUND, VARIABLE SERIES


                                                                           Year ended December 31,
                                                        2001          2000         1999          1998         1997
                                                       Class A      Class A       Class A      Class A       Class A
                                                       -------      -------       -------      -------       -------
Net asset value, Beginning of period ($)                2.19          2.62         1.57          1.71         2.52
----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (a)                               0.02          0.02         0.03          0.03         0.03
----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
    investments and foreign currency                   (0.42)        (0.43)        1.04         (0.14)       (0.81)
----------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                       (0.40)        (0.41)        1.07         (0.11)       (0.78)
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                             (0.02)        (0.02)       (0.02)        (0.03)       (0.03)
----------------------------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                      1.77          2.19         2.62          1.57         1.71
----------------------------------------------------------------------------------------------------------------------
Total return (%) (b)(c)                               (18.48)       (15.63)       68.01         (6.43)      (31.14)
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (d)                                            1.31          1.15         1.21          1.30         1.25
----------------------------------------------------------------------------------------------------------------------
Net investment income (d)                               0.99          0.80         1.65          2.16         1.14
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                               24            22           12            16           27
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                 33,688        44,346       46,125        23,655       24,934


(a) Per share data was calculated using average shares outstanding during the period.

(b)      Total return at net asset value assuming all distributions reinvested.

(c) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

                             SHAREHOLDER INFORMATION


PURCHASES AND REDEMPTIONS

The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Funds issue and redeem shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

HOW THE FUNDS CALCULATE NET ASSET VALUE

Each share price is its net asset value next determined. Each Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

To calculate the net asset value on a given day, the Funds value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Funds value the security at the most recent quoted bid price. The Funds value each over-the-counter security or NASDAQ National Market System security as of the last sales price for that day. The Funds value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

The Funds value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when the Funds determine that the sale or bid price of the security does not reflect that security's market value, the Funds will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

The Funds may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. A Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of a Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

SHAREHOLDER INFORMATION


TAX CONSEQUENCES

Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the Code). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

OTHER CLASS OF SHARES

The Funds also offer an additional class of shares, Class B shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

                                   APPENDIX A

                             MORNINGSTAR CATEGORIES


In an effort to distinguish funds by what they own, as well as by their prospectus objectives and styles, Morningstar developed the Morningstar categories. While the prospectus objective identifies a fund's investment goals based on the wording in the fund prospectus, the Morningstar category identifies funds based on their actual investment styles as measured by their underlying portfolio holdings (portfolio statistics and compositions over the past three years). Morningstar may change a fund's category assignment from time to time.

Morningstar places domestic equity funds in a category based on the style and size of the stocks they typically own. The style and size parameters are based on the divisions used in the investment style box: Value, Blend, or Growth style and Small, Middle, or Large median market capitalization (see "Morningstar Style Box" below for more details on style methodology). By reviewing their investment style over the past three years, Morningstar places domestic equity funds in one of the following nine categories: Large Growth, Large Blend, Large Value, Mid-Cap Growth, Mid-Cap Blend, Mid-Cap Value, Small Growth, Small Blend, and Small Value. Morningstar also includes several other domestic equity categories, including: Specialty Health Care, Specialty Technology, Specialty Utilities, Specialty Communications, Specialty Financials, Specialty Real Estate, Specialty Natural Resources, Convertible Bond, and Domestic Hybrid.

                              MORNINGSTAR STYLE BOX

The style box is a snapshot in time. It identifies the fund's investment style as of a particular date. The Morningstar category is based on style box information from the trailing 36 months. It provides a general picture of the fund's investment style over the past three years.

The Morningstar equity style box is a nine-box matrix that displays both the fund's investment methodology and the size of the companies in which it invests. Set forth below is the nine-box matrix.

-------------------------------
 VALUE       BLEND      GROWTH
-------------------------------
   1           2          3        LARGE
-------------------------------
   4           5          6        MID-CAP
-------------------------------
   7           8          9        SMALL
-------------------------------


The equity style box for domestic stock funds comprises two components: MARKET CAPITALIZATION on the vertical axis and VALUATION on the horizontal axis.

MARKET CAPITALIZATION: Morningstar ties market cap to the relative movements of the market. The top 5% of the 5000 largest domestic stocks in Morningstar's equity database are classified as large-cap, the next 15% of the 5000 are mid-cap, and the remaining 80% (as well as companies that fall outside the largest 5000) are small-cap.

Morningstar then determines a fund's market cap by ranking the stocks in a fund's portfolio from the largest market-capitalized stock to the smallest, and then calculating the average weighted market capitalization of the stocks in the middle quintile (middle 40th percentile to 60th percentile) of the portfolio. After a fund's market cap has been determined, Morningstar places the fund in the large-cap, mid-cap or small-cap group noted above.

APPENDIX A


VALUATION: Morningstar categorizes funds by comparing the stocks in their portfolios with the most relevant of the three market cap groups. Specifically, each stock in Morningstar's equities database receives a price-to-earnings (P/E) score and a price-to-book (P/B) score. This is derived by dividing each stock's P/E and P/B by the asset-weighted median P/E and asset-weighted median P/B, respectively, of the stock's market cap group. For example, to calculate the asset-weighted median P/E, Morningstar first ranks the P/E ratios of the stocks in each market-cap group from highest to lowest, then counts down by their market caps until it reaches the 50th percentile of that market-cap group. The P/E ratio attached to that stock is the asset-weighted median P/E. Morningstar does the same to find the asset-weighted median P/B. Next, Morningstar calculates the P/E style box score and the P/B style box score for each fund by ranking the stocks in a fund's portfolio by their P/E scores and P/B scores, respectively, and then calculating an average weighted P/E score and an average weighted P/B score from the stocks in the middle quintile of each fund's portfolio. These average weighted scores are the P/E style box score and the P/B style box score of the fund's portfolio.

For each measure, 1.00 represents the market-cap group average. If the fund has a P/E style box score + P/B style box score that exceeds 2.25, the fund is categorized as growth. If the combined score falls below 1.75, the fund is categorized as value. Finally, if the score is between 1.75 and 2.25, the fund is categorized as blend.

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA  02111-2621
1-800-426-3750
www.libertyfunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Variable Investment Trust:  811-07556

Colonial Strategic Income Fund, Variable Series
Colonial U.S. Growth & Income Fund, Variable Series
Newport Tiger Fund, Variable Series



                           [LIBERTY FUNDS LETTERHEAD]

                        LIBERTY VARIABLE INVESTMENT TRUST


PROSPECTUS DATED MAY 1, 2002

Colonial High Yield Securities Fund, Variable Series
Colonial Strategic Income Fund, Variable Series
Colonial U.S. Growth & Income Fund, Variable Series
Newport Tiger Fund, Variable Series
Stein Roe Global Utilities Fund, Variable Series

CLASS A SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                     * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                     * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.



-----------------------------
NOT FDIC      MAY LOSE VALUE
            -----------------
INSURED     NO BANK GUARANTEE
-----------------------------

                                TABLE OF CONTENTS


THE TRUST                                                                      3
--------------------------------------------------------------------------------

THE FUNDS                                                                      3
--------------------------------------------------------------------------------
Defining Capitalization........................................................3
Each of these sections discusses the following topics:
Investment Goals, Principal Investment Strategies,
Principal Investment Risks and Performance History
Colonial High Yield Securities Fund, Variable Series...........................4
Colonial Strategic Income Fund, Variable Series................................7
Colonial U.S. Growth & Income Fund, Variable Series...........................10
Newport Tiger Fund, Variable Series...........................................13
Stein Roe Global Utilities Fund, Variable Series..............................16

TRUST MANAGEMENT ORGANIZATIONS                                                19
--------------------------------------------------------------------------------
The Trustees..................................................................19
Investment Advisor:  Liberty Advisory Services Corp...........................19
Investment Sub-Advisors and Portfolio Managers................................19
Mixed and Shared Funding......................................................21

OTHER INVESTMENT STRATEGIES AND RISKS                                         22
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS                                                          24
--------------------------------------------------------------------------------

SHAREHOLDER INFORMATION                                                       29
--------------------------------------------------------------------------------
Purchases and Redemptions.....................................................29
How the Funds Calculate Net Asset Value.......................................29
Dividends and Distributions...................................................29
Tax Consequences..............................................................30
Other Class of Shares.........................................................30

APPENDIX A                                                                    31
--------------------------------------------------------------------------------

                                    THE TRUST


Liberty Variable Investment Trust (Trust) includes seventeen separate mutual funds (Funds), each with its own investment goals and strategies. This Prospectus contains information about five of the Funds in the Trust. Liberty Advisory Services Corp. (LASC) is the investment advisor to each Fund. LASC has appointed an investment sub-advisor (Sub-Advisor) for each Fund. All of the Sub-Advisors are affiliates of LASC. The Funds have the following Sub-Advisors:

-----------------------------------------------------------------------------------------------------------------------------
                                          FUND                                                     SUB-ADVISOR
                                          ----                                                     -----------
-----------------------------------------------------------------------------------------------------------------------------
Colonial High Yield Securities Fund, Variable Series (High Yield Fund)               Colonial Management Associates, Inc.
Colonial Strategic Income Fund, Variable Series (Strategic Income Fund)              (Colonial)
Colonial U.S. Growth & Income Fund, Variable Series (U.S. Growth & Income Fund)
-----------------------------------------------------------------------------------------------------------------------------
Newport Tiger Fund, Variable Series (Tiger Fund)                                     Newport Fund Management, Inc. (Newport)
-----------------------------------------------------------------------------------------------------------------------------
Stein Roe Global Utilities Fund, Variable Series (Global Utilities Fund)             Stein Roe & Farnham Incorporated
                                                                                     (Stein Roe)
-----------------------------------------------------------------------------------------------------------------------------

Other funds may be added or deleted from time to time. Each Fund offers two classes of shares - Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class A shares.

The Trust's Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by life insurance companies (Participating Insurance Companies). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The principal underwriter of the Funds is Liberty Funds Distributor, Inc. (LFD). LFD is an affiliate of LASC.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy of those prospectuses.

                                    THE FUNDS

DEFINING CAPITALIZATION

A company's market capitalization is simply its stock price multiplied by the number of shares of stock it has outstanding. In the financial markets, companies generally are sorted into one of three capitalization-based categories: large capitalization (large-cap); middle capitalization (mid-cap); or small capitalization (small-cap). In defining a company's market capitalization, the advisor uses capitalization-based categories that are based in part on those of Standard & Poor's Index Services. All market capitalizations are determined at the time of purchase.

LARGE CAPITALIZATION. Large-cap stocks are stocks with market capitalizations greater than $5 billion. In addition, any stock that is represented in the Standard & Poor's 500 Index is considered a large-cap stock.

MIDDLE CAPITALIZATION. Mid-cap stocks are stocks with market capitalizations between $1 billion and the capitalization of the largest stock in the Standard & Poor's MidCap 400 Index (S&P MidCap Index) ($10.4 billion as of December 31,
2001). In addition, any stock that is represented in the S&P MidCap Index is considered a mid-cap stock.

SMALL CAPITALIZATION. Small-cap stocks are stocks with market capitalizations equal to or less than the capitalization of the largest stock in the Standard & Poor's SmallCap 600 Index ($3.8 billion as of December 31, 2001).

              COLONIAL HIGH YIELD SECURITIES FUND, VARIABLE SERIES


INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks high current income and total return.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund pursues its investment goals by investing at least 80% of its net assets (plus any borrowings for investment purposes) in lower-rated corporate debt securities. These securities have the following ratings:

         -        BB through D by Standard & Poor's;

         -        Ba through C by Moody's Investors Service, Inc.;

         - a comparable rating by another nationally recognized rating service; or

         - the security is unrated and Colonial believes it to be comparable in quality to securities having such ratings as noted above.

The Fund also may invest in equity securities to seek capital appreciation. Equity securities include common stocks, preferred stocks, warrants and debt securities convertible into common stocks. Additionally, the Fund may invest in securities issued or guaranteed by foreign governments or foreign companies, including securities issued in emerging market countries.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that Colonial's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and privately issued mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

THE FUNDS COLONIAL HIGH YIELD SECURITIES FUND, VARIABLE SERIES


Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLONIAL HIGH YIELD SECURITIES FUND, VARIABLE SERIES


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the CS First Boston High Yield Index (CS First Boston Index), a broad-based, unmanaged index that tracks the performance of high yield bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in the Lipper High Current Yield - Annuities Funds Category (Lipper Average), as calculated by Lipper, Inc. This category is composed of funds with investment objectives similar to those of the Fund that are options under VA contracts or VLI policies. Sales charges are not reflected in the Lipper Average.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

Year
1999                1.65%
2000               -6.89%
2001               -2.82%


For period shown in bar chart:
Best quarter: 4th quarter 2001, +6.63%
Worst quarter: 3rd quarter 2001, -7.49%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001

                                           INCEPTION      1 YEAR     LIFE OF THE
                                             DATE                       FUND
Class A (%)                                 5/19/98       -2.82         -2.98
--------------------------------------------------------------------------------
CS First Boston Index (%)                     N/A          5.78          0.02(1)
--------------------------------------------------------------------------------
Lipper Average (%)                            N/A          1.08         -2.03(1)



(1)      Performance information is from May 31, 1998.

                 COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES



INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks current income consistent with prudent risk. The Fund also seeks maximum total return.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund seeks to achieve its investment goals by investing primarily in:

         -        debt securities issued by the U.S. government;

         - debt securities issued by foreign governments and foreign companies including securities issued in emerging market countries; and

         -        lower-rated corporate debt securities.

Colonial allocates the Fund's investments among these types of securities at any given time based on its estimate of the expected performance and risk of each type of investment.

The Fund pursues its investment goals by investing a portion of its assets in lower-rated corporate debt securities. These securities have the following ratings:

         -        BB through D by Standard & Poor's;

         -        Ba through C by Moody's Investors Service, Inc.;

         - a comparable rating by another nationally recognized rating service; or

         - the security is unrated and Colonial believes it to be comparable in quality to securities having such ratings as noted above.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that Colonial's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with comparable funds.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES


Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and privately issued mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Lehman Brothers Government/Credit Index (Lehman Government/Credit Index), an unmanaged index that tracks the performance of a selection of U.S. government and investment grade U.S. corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in the Lipper General Bonds - Annuities Funds Category (Lipper Average), as calculated by Lipper, Inc.. This category is composed of funds with investment objectives similar to those of the Fund that are options under VA contracts or VLI policies. Sales charges are not reflected in the Lipper Average.


CALENDAR YEAR TOTAL RETURNS (CLASS A)


[BAR CHART]

Year
1995               18.30%
1996                9.83%
1997                9.11%
1998                6.03%
1999                1.78%
2000                0.16%
2001                3.68%


For period shown in bar chart:
Best quarter: 1st quarter 1995, +5.62%
Worst quarter: 2nd quarter 2001, -1.56%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001


                                      INCEPTION   1 YEAR   5 YEARS   LIFE OF THE
                                        DATE                            FUND
Class A (%)                            7/5/94      3.68      4.10       6.53
--------------------------------------------------------------------------------
Lehman Government/Credit Index (%)       N/A       8.50      7.37       7.88(2)
--------------------------------------------------------------------------------
Lipper Average (%)                       N/A       5.62      5.20       7.00(2)


(2)      Performance information is from June 30, 1994.

               COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES


INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks long-term growth and income.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. securities, primarily consisting of large-capitalization stocks. Up to 10% of the Fund's assets may be invested in debt securities.

In selecting debt securities for the Fund, Colonial may invest in:

         -        debt securities that are convertible into common stock;

         - corporate debt securities that are rated investment grade by at least two nationally recognized rating organizations (investment grade stocks have a rating of BBB or higher by Standard & Poor's or Baa or higher by Moody's Investors Service, Inc.); and

         -        debt securities issued or guaranteed by the U.S. government.

When purchasing securities for the Fund, Colonial generally chooses securities of companies it believes are undervalued.

The Fund compares its performance to other similarly managed mutual funds as determined by Morningstar, Inc. (Morningstar). For performance comparison purposes, Morningstar places an equity fund in one of nine "categories" based upon guidelines established by Morningstar that examine both a fund's investment methodology and the size of the companies in which the fund invests. Colonial generally manages the Fund in accordance with the Morningstar guidelines for a "Large Cap Value" fund. See Appendix A for a description of the Morningstar categories.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that Colonial's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with comparable funds.

THE FUNDS COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES



Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and privately issued mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in Colonial's opinion, undervalued. If Colonial's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value Colonial has placed on it.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large capitalization U.S. common stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.

CALENDAR YEAR TOTAL RETURNS (CLASS A)


[BAR CHART]

Year
1995               29.70%
1996               21.84%
1997               32.23%
1998               20.15%
1999               12.00%
2000                3.60%
2001               -0.60%

For period shown in bar chart:
Best quarter: 4th quarter 1998, +21.79%
Worst quarter: 3rd quarter 1998, -14.16%


AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001


                                INCEPTION     1 YEAR      5 YEARS    LIFE OF THE
                                  DATE                                    FUND
Class A (%)                      7/5/94        -0.60       12.88        15.91
--------------------------------------------------------------------------------
S&P 500 Index (%)                  N/A        -11.88       10.70        15.51(3)



(3)      Performance information is from June 30, 1994.

                       NEWPORT TIGER FUND, VARIABLE SERIES


INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies located in the ten Tiger countries of Asia. The Tigers of Asia are Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, India, Indonesia, the People's Republic of China and the Philippines. In selecting investments for the Fund, Newport typically purchases stocks of quality growth companies.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that Newport's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

THE FUNDS NEWPORT TIGER FUND, VARIABLE SERIES


Because the Fund's investments are concentrated in the ten Tiger countries of Asia, the Fund is particularly susceptible to regional risks. Events in any one Tiger country may impact the other countries or the Asian region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which may result in greater losses and volatility.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS NEWPORT TIGER FUND, VARIABLE SERIES


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Morgan Stanley Capital International EAFE (GDP) Index (MSCI EAFE (GDP) Index), an unmanaged index that tracks the performance of equity securities of developed countries outside North America, including Hong Kong and Singapore and is weighted against the Gross Domestic Product. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in the Lipper Pacific Region - Annuities Funds Category (Lipper Average), as calculated by Lipper, Inc. This category is composed of funds with investment objectives similar to those of the Fund that are options under VA contracts or VLI policies. Sales charges are not reflected in the Lipper Average.

CALENDAR YEAR TOTAL RETURNS (CLASS A)


[BAR CHART]

Year
1996               11.73%
1997              -31.14%
1998               -6.43%
1999               68.01%
2000              -15.63%
2001              -18.48%


For period shown in bar chart:
Best quarter: 4th quarter 1998, +37.93%
Worst quarter: 2nd quarter 1998, -28.81%


AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001

                                  INCEPTION    1 YEAR      5 YEARS   LIFE OF THE
                                    DATE                                FUND
Class A (%)                        5/1/95      -18.48       -5.73      -0.66
--------------------------------------------------------------------------------
MSCI EAFE (GDP) Index (%)            N/A       -22.20        2.90       4.00(4)
--------------------------------------------------------------------------------
Lipper Average (%)                   N/A       -20.80       -7.94      -6.69(4)


(4)      Performance information is from April 30, 1995.

                STEIN ROE GLOBAL UTILITIES FUND, VARIABLE SERIES



INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks current income and long-term growth of capital and income.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. and foreign securities of utility companies. Stein Roe diversifies the Fund's investments among a number of developed countries and market sectors and will have exposure to at least three countries, including the U.S. In selecting investments for the Fund, Stein Roe looks primarily for stocks of larger utility companies with established records.

Utility companies in which the Fund may invest include companies engaged in the manufacture, production, generation, transmission, sale or distribution of electricity, natural gas or other types of energy, or water or other sanitary services. They also include regulated public services such as toll-roads and airports. They also include companies engaged in telecommunications, including telephone, telegraph, satellite, microwave and other communications media (but excluding companies primarily engaged in public broadcasting, print media, cable television or the Internet).

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that Stein Roe's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Utility company securities are subject to special risks. These securities are generally strongly affected by changes in interest rates, as well as by general competitive and market forces in the utilities industries. As interest rates increase, the value of securities of utility companies tends to decrease, and vice versa. In addition, utility companies may be affected by changes in government regulation. In particular, the value of utility company securities may be adversely affected by increased competition resulting from deregulation.

THE FUNDS STEIN ROE GLOBAL UTILITIES FUND, VARIABLE SERIES


Since the Fund invests in the securities of a limited number of issuers conducting business in the utilities sector, it is subject to concentration risk. Concentration risk is the risk that the securities of issuers in the utilities sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS STEIN ROE GLOBAL UTILITIES FUND, VARIABLE SERIES



PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Standard & Poor's Utilities Index (S&P Utilities Index), an unmanaged index that tracks the performance of domestic utility stocks. The Fund's returns are also compared to the Morgan Stanley Capital International World Index (MSCI World Index), an unmanaged index that tracks the performance of global stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.

CALENDAR YEAR TOTAL RETURNS (CLASS A)


[BAR CHART]

Year
1994              -10.27%
1995               35.15%
1996                6.53%
1997               28.75%
1998               18.33%
1999               28.63%
2000              -13.20%
2001              -14.01%

For period shown in bar chart:
Best quarter: 4th quarter 1999, +24.73%
Worst quarter: 4th quarter 2000, -10.31%


AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001


                                INCEPTION      1 YEAR     5 YEARS    LIFE OF THE
                                  DATE                                  FUND
Class A (%)                      7/1/93        -14.01      7.90         7.56
--------------------------------------------------------------------------------
S&P Utilities Index (%)            N/A         -30.44      7.29         6.72(5)
--------------------------------------------------------------------------------
MSCI World Index (%)               N/A         -16.82      5.37         8.42(5)


(5)      Performance information is from June 30, 1993.

                         TRUST MANAGEMENT ORGANIZATIONS


THE TRUSTEES
--------------------------------------------------------------------------------
The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.


INVESTMENT ADVISOR: LIBERTY ADVISORY SERVICES CORP.
--------------------------------------------------------------------------------
LASC, located at One Financial Center, Boston, Massachusetts 02111, is the Funds' investment advisor. LASC is an indirect wholly owned subsidiary of FleetBoston Financial Corporation (FleetBoston). LASC has been an investment advisor since 1993. As of March 31, 2002, LASC managed over $855.4 million in assets. LASC designates the Funds' Sub-Advisors, evaluates and monitors Sub-Advisors' performance and investment programs and recommends to the Board of Trustees whether Sub-Advisors' contracts should be continued or modified and the addition or deletion of Sub-Advisors. LASC also has the responsibility of administering the Trust's operations, which it may delegate, at its own expense, to certain affiliates. LASC has delegated its administrative responsibilities to Colonial in accordance with this authority.

For the 2001 fiscal year, aggregate advisory fees paid to LASC by the Funds amounted to the following annual rates of the average daily net assets of each specified Fund:

         Colonial High Yield Securities Fund, Variable Series              0.60%
         Colonial Strategic Income Fund, Variable Series                   0.65%
         Colonial U.S. Growth & Income Fund, Variable Series               0.80%
         Newport Tiger Fund, Variable Series                               0.90%
         Stein Roe Global Utilities Fund, Variable Series                  0.65%


INVESTMENT SUB-ADVISORS AND PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
The Sub-Advisors manage the assets of the Funds under the supervision of LASC and the Board of Trustees. Each Sub-Advisor determines which securities and other instruments are purchased and sold for the Fund(s) it sub-advises. Each Sub-Advisor is an indirect wholly owned subsidiary of FleetBoston.

COLONIAL

Colonial, an investment advisor since 1931, is the Sub-Advisor of each of the High Yield Fund, Strategic Income Fund and U.S. Growth & Income Fund. Colonial's principal business address is One Financial Center, Boston, Massachusetts 02111. As of March 31, 2002, Colonial managed over $14.5 billion in assets.

LASC, out of the management fees it receives from the Funds, pays Colonial sub-advisory fees at the following annual rates of the average daily net assets of each specified Fund:

         Colonial High Yield Securities Fund, Variable Series              0.40%
         Colonial Strategic Income Fund, Variable Series                   0.45%
         Colonial U.S. Growth & Income Fund, Variable Series               0.60%

Colonial also provides transfer agency, pricing and record keeping services for the Funds under separate agreements.

SCOTT B. RICHARDS, a senior vice president of Colonial, has managed or co-managed the High Yield Fund since May, 1999. Prior to joining Colonial he was employed with State Street Research & Management Company as a vice president and a portfolio manager from January, 1994 to May, 1999.

LAURA A. OSTRANDER, a senior vice president of Colonial, has managed or co-managed the Strategic Income Fund since September, 2000 and has managed various other Colonial funds since December, 1996. Prior to joining Colonial, Ms. Ostrander was a portfolio manager with American Express Financial Advisers from July, 1994 to November, 1996.

TRUST MANAGEMENT ORGANIZATIONS


HARVEY B. HIRSCHHORN, a senior vice president of Colonial, has co-managed the U.S. Growth & Income Fund since August, 2000. Mr. Hirschhorn has been affiliated with and has managed various other funds for Stein Roe, an affiliate of Colonial, since 1973.

SCOTT SCHERMERHORN, a senior vice president of Colonial, has co-managed the U.S. Growth & Income Fund since August, 2000. He has managed various other funds for Colonial since October, 1998. Prior to joining Colonial, Mr. Schermerhorn was the head of the value team at Federated Investors from May, 1996 to October, 1998 where he managed the American Leader Fund, Federated Stock Trust and Federated Stock and Bond Fund as well as other institutional accounts.

Colonial will use Newport's trading facilities when buying or selling foreign securities for the Funds' portfolios. Newport executes all trades under its own procedures.

Colonial's investment advisory business is part of a larger organization known as Columbia Management Group, Inc. (Columbia Management). Columbia Management is a wholly owned subsidiary of FleetBoston and includes several separate legal entities. Colonial and these other legal entities are managed by a single management team. These Columbia Management entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Fund. Colonial is a registered investment advisor.

NEWPORT

Newport, an investment advisor since 1987, is the Sub-Advisor of the Tiger Fund. Newport's principal address is 580 California Street, Suite 1960, San Francisco, California 94104. As of March 31, 2002, Newport managed over $935 million in assets.

LASC, out of the management fees it receives from the Trust, pays Newport a sub-advisory fee at the annual rate of 0.70% of the average daily net assets of the Tiger Fund.

LYNDA COUCH, a managing director of Newport and Newport Pacific, has managed or co-managed the Tiger Fund since May, 1999. Ms. Couch has managed various other Newport Funds since April, 1995. Ms. Couch has been an officer of Newport and Newport Pacific since 1994.


STEIN ROE

Stein Roe, an investment advisor since 1932, is the Sub-Advisor of the Global Utilities Fund. Stein Roe's principal address is One South Wacker Drive, Chicago, Illinois 60606. As of February 28, 2002, Stein Roe managed over $15.9 billion in assets.

LASC, out of the management fees it receives from the Trust, pays Stein Roe a sub-advisory fee at the annual rate of 0.45% of the average daily net assets of the Global Utilities Fund.

CHARLES R. ROBERTS, a senior vice president of Stein Roe, has been a co-manager for the Global Utilities Fund since January, 2000. Mr. Roberts is also managing director of international equities and a senior vice president of Newport and its immediate parent Newport Pacific, affiliates of Colonial. Mr. Roberts has been employed with Newport and Newport Pacific since November, 1998 and has managed other international funds in the Liberty group of funds since that time. Prior to joining Newport and Newport Pacific, he managed the European component of institutional international equity accounts at Progress from 1997 to November, 1998. Prior to joining Progress in 1997, he managed the European component of institutional international equity accounts and was a member of the investment policy committee at Sit/Kim International from 1994 to 1997.

SCOTT SCHERMERHORN, a senior vice president of Stein Roe, has co-managed the Global Utilities Fund since January, 2000. Mr. Schermerhorn is also a senior vice president of Colonial, an affiliate of Stein Roe and has managed various other funds for Colonial since October, 1998. From May, 1996 to October, 1998, Mr. Schermerhorn was the head of the value team at Federated Investors where he managed the American Leader Fund, Federated Stock Trust and Federated Stock and Bond Fund as well as other institutional accounts.

TRUST MANAGEMENT ORGANIZATIONS


Stein Roe will use Newport's trading facilities when buying or selling foreign securities for the Fund's portfolio. Newport executes all trades under its own procedures.

Stein Roe's mutual funds and institutional investment advisory businesses are part of a larger organization known as Columbia Management Group, Inc. (Columbia Management). Columbia Management is a wholly owned subsidiary of FleetBoston Financial Corporation and includes several separate legal entities. Stein Roe and these other legal entities are managed by a single management team. These Columbia Management entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Funds. Stein Roe is a registered investment advisor.

AFFILIATED BROKER/DEALER

Stein Roe and Colonial may use the services of AlphaTrade Inc., an affiliated broker-dealer, when buying or selling equity securities for a Fund's portfolio, pursuant to procedures adopted by the Board of Trustees.

MIXED AND SHARED FUNDING
--------------------------------------------------------------------------------
As described above, the Funds serve as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may, from time to time, become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                      OTHER INVESTMENT STRATEGIES AND RISKS


Each Fund's principal investment strategies and their associated risks are described under "The Funds - Principal Investment Strategies" and "The Funds - Principal Investment Risks." In seeking to meet their investment goals, the Funds may also invest in other securities and use certain other investment techniques. These securities and investment techniques offer opportunities and carry various risks. The Funds may elect not to buy any of these securities or use any of these techniques unless they believe that doing so will help them achieve their investment goals. The Funds may not always achieve their investment goals. Additional information about the Funds' securities and investment techniques, as well as the Funds' fundamental and non-fundamental investment policies, is contained in the Statement of Additional Information.

This section describes other investments the Funds may make and the risks associated with them. In seeking to achieve their investment goals, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). Except as otherwise noted, approval by a Fund's shareholders is not required to modify or change a Fund's investment goals or any of its investment strategies.


U.S. GOVERNMENT SECURITIES
--------------------------------------------------------------------------------
(Strategic Income Fund) The Fund will invest in U.S. government securities, including U.S. Treasuries and securities of various U.S. government agencies. Agency securities include mortgage-backed securities, which represent interests in pools of mortgages. The Fund has flexibility to vary its allocation among different types of U.S. government securities based upon Colonial's judgment of which types of securities will outperform others. In selecting investments for the Fund, Colonial considers a security's expected income, together with its potential to rise or fall in price.


STRUCTURE RISK
--------------------------------------------------------------------------------
(Strategic Income Fund, U.S. Growth & Income Fund, High Yield Fund) Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in mortgage-backed securities and asset-backed securities. Prepayment risk is the possibility that asset-backed securities may be prepaid if the underlying debt securities are prepaid. Prepayment risk for mortgage-backed securities is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed securities and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, these securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of these securities may be difficult to predict and result in greater volatility.


ZERO COUPON BONDS
--------------------------------------------------------------------------------
(Global Utilities Fund, Strategic Income Fund, High Yield Fund) Zero coupon bonds do not pay interest in cash on a current basis, but instead accrue interest over the life of the bond. As a result, these securities are issued at a deep discount. The value of these securities may fluctuate more than the value of similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest accrued on these securities is reported as income to a Fund and distributed to its shareholders.


CONVERTIBLE SECURITIES
--------------------------------------------------------------------------------
(U.S. Growth & Income Fund, High Yield Fund) Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stocks at a specified price or conversion ratio. The risk of investing in convertible securities, in addition to issuer risk and interest rate risk, is that the value of the underlying securities will fluctuate.

OTHER INVESTMENT STRATEGIES AND RISKS


DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
(All Funds) A Fund may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. A Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.


ADDITIONAL EQUITY RISK
--------------------------------------------------------------------------------
(All Funds) The Funds may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. An investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.


PRICING RISK
--------------------------------------------------------------------------------
(All Funds) The Funds' securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that a Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If a Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If a Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.


EARLY CLOSING RISK
--------------------------------------------------------------------------------
(All Funds) The normal close of trading of securities listed on the NASDAQ National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.


TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
At times, each Fund's Sub-Advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit.

(High Yield Fund) If necessary, the Fund has the ability to invest 100% of its assets in higher-rated securities, if, in Colonial's opinion, economic conditions create a situation where yield spreads narrow between lower- and higher-rated securities.

Taking a temporary defensive position may prevent a Fund from achieving its investment goals.

                              FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years (or shorter period if a Fund commenced operations less than five years ago), which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the Funds' financial statements, are included in the Funds' annual report. You can request a free annual report by writing LFD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

COLONIAL HIGH YIELD SECURITIES FUND, VARIABLE SERIES


                                                                                                                    Period ended
                                                                                     Year ended December 31,         December 31,
                                                                               2001         2000          1999         1998(a)
                                                                             Class A       Class A       Class A      Class A
                                                                             -------       -------       -------    -------------
Net asset value, Beginning of period ($)                                       7.45         8.85           9.31        10.00
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (b)                                                      0.76(c)      0.84           0.88         0.48
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized loss on investments and foreign currency          (0.97)(c)    (1.45)         (0.72)       (0.74)
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                              (0.21)       (0.61)          0.16        (0.26)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                                    (0.66)       (0.75)         (0.62)       (0.43)
-----------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                              ---        (0.02)           ---          ---
-----------------------------------------------------------------------------------------------------------------------------------
Return of capital                                                             (0.04)       (0.02)           ---          ---
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                                  (0.70)       (0.79)         (0.62)       (0.43)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                                             6.54         7.45           8.85         9.31
-----------------------------------------------------------------------------------------------------------------------------------
Total return (%) (d)(e)                                                       (2.82)       (6.89)(f)       1.65(f)     (2.57)(f)(g)
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (h)                                                                   0.93         0.88           0.80         0.80(i)
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income (h)                                                     10.21(c)      9.67           9.36         7.93(i)
-----------------------------------------------------------------------------------------------------------------------------------
Waiver/reimbursement                                                            ---         0.06           0.48         1.04(i)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                      54           35             16           23(g)
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                                        17,257       19,013         15,358        5,915


(a) For the period from commencement of operations on May 19, 1998 to December 31, 1998.

(b) Per share data was calculated using average shares outstanding during the period.

(c) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change, for the year ended December 31, 2001, was to increase net investment income per share by $0.05, decrease net realized and unrealized loss per share by $0.05 and increase the ratio of net investment income to average net assets from 9.49% to 10.21%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(d)      Total return at net asset value assuming all distributions reinvested.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f) Had the manager not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)      Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(i)      Annualized.

FINANCIAL HIGHLIGHTS


COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES


                                                                                Year ended December 31,
                                                              2001          2000         1999          1998        1997
                                                             Class A      Class A       Class A      Class A      Class A
                                                             -------      -------       -------      -------      -------
Net asset value, Beginning of period ($)                      9.43         10.44        11.08         11.15        11.04
----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (a)                                     0.81(b)       0.97         0.95          0.91         0.90
----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments       (0.46)(b)     (0.96)       (0.75)        (0.24)        0.11
----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                              0.35          0.01         0.20          0.67         1.01
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                   (0.84)        (0.99)       (0.84)        (0.72)       (0.79)
----------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                             ---           ---          ---         (0.02)       (0.05)
----------------------------------------------------------------------------------------------------------------------------
From net realized capital gains                                ---           ---          ---           ---        (0.05)
----------------------------------------------------------------------------------------------------------------------------
In excess of net realized capital gains                        ---           ---          ---           ---        (0.01)
----------------------------------------------------------------------------------------------------------------------------
Return of capital                                            (0.02)        (0.03)         ---           ---          ---
----------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                 (0.86)        (1.02)       (0.84)        (0.74)       (0.90)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                            8.92          9.43        10.44         11.08        11.15
----------------------------------------------------------------------------------------------------------------------------
Total return (%) (c)(d)                                       3.68          0.16         1.78          6.03         9.11(e)
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (f)                                                  0.85          0.76         0.75          0.78         0.80
----------------------------------------------------------------------------------------------------------------------------
Net investment income (f)                                     8.42(b)       9.36         8.57          7.92         7.86
----------------------------------------------------------------------------------------------------------------------------
Waiver/reimbursement                                           ---           ---          ---           ---         0.02
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                     62            31           35            50           94
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                      123,041       143,629      170,702       118,985       73,175


(a) Per share data was calculated using average shares outstanding during the period.

(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change, for the year ended December 31, 2001, was to decrease net investment income per share by $0.03, decrease net realized and unrealized loss per share by $0.03 and decrease the ratio of net investment income to average net assets from 8.70% to 8.42%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c)      Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) Had the manager not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

FINANCIAL HIGHLIGHTS


COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES


                                                                                Year ended December 31,
                                                              2001          2000         1999          1998        1997
                                                            Class A       Class A       Class A      Class A      Class A
                                                            -------       -------       -------      -------      -------
Net asset value, Beginning of period ($)                     18.27         19.85        18.79         16.29        14.22
----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (a)                                     0.16          0.17         0.14          0.16         0.20
----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments       (0.35)         0.54         2.07          3.12         4.37
----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                             (0.19)         0.71         2.21          3.28         4.57
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                   (0.15)        (0.17)       (0.11)        (0.12)       (0.18)
----------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                             ---           ---(b)       ---           ---        (0.01)
----------------------------------------------------------------------------------------------------------------------------
From net realized capital gains                              (2.34)        (2.12)       (1.04)        (0.64)       (2.30)
----------------------------------------------------------------------------------------------------------------------------
In excess of net realized capital gains                        ---           ---          ---         (0.02)       (0.01)
----------------------------------------------------------------------------------------------------------------------------
Return of capital                                            (0.04)          ---          ---           ---          ---
----------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                 (2.53)        (2.29)       (1.15)        (0.78)       (2.50)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                           15.55         18.27        19.85         18.79        16.29
----------------------------------------------------------------------------------------------------------------------------
Total return (%) (c)(d)                                      (0.60)         3.60        12.00         20.15        32.23
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (e)                                                  0.96          0.88         0.88          0.90         0.94
----------------------------------------------------------------------------------------------------------------------------
Net investment income (e)                                     0.92          0.85         0.69          0.88         1.19
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                     53           120          101            64           63
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                      180,053       203,366      212,355       146,239       96,715


(a) Per share data was calculated using average shares outstanding during the period.

(b)      Rounds to less than $0.01.

(c)      Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

FINANCIAL HIGHLIGHTS


NEWPORT TIGER FUND, VARIABLE SERIES


                                                                                Year ended December 31,
                                                             2001          2000          1999         1998         1997
                                                            Class A       Class A       Class A      Class A      Class A
                                                            -------       -------       -------      -------      -------
Net asset value, Beginning of period ($)                      2.19          2.62         1.57          1.71         2.52
----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (a)                                     0.02          0.02         0.03          0.03         0.03
----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
    investments and foreign currency                         (0.42)        (0.43)        1.04         (0.14)       (0.81)
----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                             (0.40)        (0.41)        1.07         (0.11)       (0.78)
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                   (0.02)        (0.02)       (0.02)        (0.03)       (0.03)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                            1.77          2.19         2.62          1.57         1.71
----------------------------------------------------------------------------------------------------------------------------
Total return (%) (b)(c)                                     (18.48)       (15.63)       68.01         (6.43)      (31.14)
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (d)                                                  1.31          1.15         1.21          1.30         1.25
----------------------------------------------------------------------------------------------------------------------------
Net investment income (d)                                     0.99          0.80         1.65          2.16         1.14
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                     24            22           12            16           27
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                       33,688        44,346       46,125        23,655       24,934


(a) Per share data was calculated using average shares outstanding during the period.

(b)      Total return at net asset value assuming all distributions reinvested.

(c) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

FINANCIAL HIGHLIGHTS


STEIN ROE GLOBAL UTILITIES FUND, VARIABLE SERIES


                                                                                Year ended December 31,
                                                             2001          2000         1999          1998          1997
                                                            Class A      Class A       Class A       Class A      Class A
                                                            -------      -------       -------       -------      -------
Net asset value, Beginning of period ($)                     13.27         17.15        13.76         11.92        10.70
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (a)                                     0.20          0.10         0.28          0.24         0.46
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments       (2.05)        (2.37)        3.63          1.93         2.62
-----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                             (1.85)        (2.27)        3.91          2.17         3.08
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                   (0.18)        (0.03)       (0.23)        (0.21)       (0.48)
-----------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                             ---          ---           ---         (0.01)         ---
-----------------------------------------------------------------------------------------------------------------------------
From net realized capital gains                              (0.34)        (1.58)       (0.29)        (0.11)       (1.38)
-----------------------------------------------------------------------------------------------------------------------------
Return of capital                                            (0.05)         ---           ---          ---           ---
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                 (0.57)        (1.61)       (0.52)        (0.33)       (1.86)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                           10.85         13.27        17.15         13.76        11.92
-----------------------------------------------------------------------------------------------------------------------------
Total return (%) (b)(c)                                     (14.01)       (13.20)       28.63         18.33        28.75
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (d)                                                  0.93          0.76         0.77          0.82         0.83
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (d)                                     1.64          0.61         1.91          1.90         3.96
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                     99            52           52            53           89
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                       59,812        93,816      110,150        71,186       54,603


(a) Per share data was calculated using average shares outstanding during the period.

(b)      Total return at net asset value assuming all distributions reinvested.

(c) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

                             SHAREHOLDER INFORMATION


PURCHASES AND REDEMPTIONS

The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Funds issue and redeem shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

HOW THE FUNDS CALCULATE NET ASSET VALUE

Each share price is its net asset value next determined. Each Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

To calculate the net asset value on a given day, the Funds value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Funds value the security at the most recent quoted bid price. The Funds value each over-the-counter security or NASDAQ National Market System security as of the last sales price for that day. The Funds value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

The Funds value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when the Funds determine that the sale or bid price of the security does not reflect that security's market value, the Funds will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

The Funds may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. A Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of a Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

SHAREHOLDER INFORMATION


TAX CONSEQUENCES

Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the Code). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

OTHER CLASS OF SHARES

The Funds also offer an additional class of shares, Class B shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

                                   APPENDIX A

                             MORNINGSTAR CATEGORIES


In an effort to distinguish funds by what they own, as well as by their prospectus objectives and styles, Morningstar developed the Morningstar categories. While the prospectus objective identifies a fund's investment goals based on the wording in the fund prospectus, the Morningstar category identifies funds based on their actual investment styles as measured by their underlying portfolio holdings (portfolio statistics and compositions over the past three years). Morningstar may change a fund's category assignment from time to time.

Morningstar places domestic equity funds in a category based on the style and size of the stocks they typically own. The style and size parameters are based on the divisions used in the investment style box: Value, Blend, or Growth style and Small, Middle, or Large median market capitalization (see "Morningstar Style Box" below for more details on style methodology). By reviewing their investment style over the past three years, Morningstar places domestic equity funds in one of the following nine categories: Large Growth, Large Blend, Large Value, Mid-Cap Growth, Mid-Cap Blend, Mid-Cap Value, Small Growth, Small Blend, and Small Value. Morningstar also includes several other domestic equity categories, including: Specialty Health Care, Specialty Technology, Specialty Utilities, Specialty Communications, Specialty Financials, Specialty Real Estate, Specialty Natural Resources, Convertible Bond, and Domestic Hybrid.


                              MORNINGSTAR STYLE BOX

The style box is a snapshot in time. It identifies the fund's investment style as of a particular date. The Morningstar category is based on style box information from the trailing 36 months. It provides a general picture of the fund's investment style over the past three years.

The Morningstar equity style box is a nine-box matrix that displays both the fund's investment methodology and the size of the companies in which it invests. Set forth below is the nine-box matrix.

-----------------------------
 VALUE     BLEND    GROWTH
-----------------------------
   1         2         3        LARGE
-----------------------------
   4         5         6        MID-CAP
-----------------------------
   7         8         9        SMALL
-----------------------------


The equity style box for domestic stock funds comprises two components: MARKET CAPITALIZATION on the vertical axis and VALUATION on the horizontal axis.

MARKET CAPITALIZATION: Morningstar ties market cap to the relative movements of the market. The top 5% of the 5000 largest domestic stocks in Morningstar's equity database are classified as large-cap, the next 15% of the 5000 are mid-cap, and the remaining 80% (as well as companies that fall outside the largest 5000) are small-cap.

Morningstar then determines a fund's market cap by ranking the stocks in a fund's portfolio from the largest market-capitalized stock to the smallest, and then calculating the average weighted market capitalization of the stocks in the middle quintile (middle 40th percentile to 60th percentile) of the portfolio. After a fund's market cap has been determined, Morningstar places the fund in the large-cap, mid-cap or small-cap group noted above.

APPENDIX A


VALUATION: Morningstar categorizes funds by comparing the stocks in their portfolios with the most relevant of the three market cap groups. Specifically, each stock in Morningstar's equities database receives a price-to-earnings (P/E) score and a price-to-book (P/B) score. This is derived by dividing each stock's P/E and P/B by the asset-weighted median P/E and asset-weighted median P/B, respectively, of the stock's market cap group. For example, to calculate the asset-weighted median P/E, Morningstar first ranks the P/E ratios of the stocks in each market-cap group from highest to lowest, then counts down by their market caps until it reaches the 50th percentile of that market-cap group. The P/E ratio attached to that stock is the asset-weighted median P/E. Morningstar does the same to find the asset-weighted median P/B. Next, Morningstar calculates the P/E style box score and the P/B style box score for each fund by ranking the stocks in a fund's portfolio by their P/E scores and P/B scores, respectively, and then calculating an average weighted P/E score and an average weighted P/B score from the stocks in the middle quintile of each fund's portfolio. These average weighted scores are the P/E style box score and the P/B style box score of the fund's portfolio.

For each measure, 1.00 represents the market-cap group average. If the fund has a P/E style box score + P/B style box score that exceeds 2.25, the fund is categorized as growth. If the combined score falls below 1.75, the fund is categorized as value. Finally, if the score is between 1.75 and 2.25, the fund is categorized as blend.

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA  02111-2621
1-800-426-3750
www.libertyfunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Variable Investment Trust:  811-07556

Colonial High Yield Securities Fund, Variable Series
Colonial Strategic Income Fund, Variable Series
Colonial U.S. Growth & Income Fund, Variable Series
Newport Tiger Fund, Variable Series
Stein Roe Global Utilities Fund, Variable Series



                           [LIBERTY FUNDS LETTERHEAD]

                        LIBERTY VARIABLE INVESTMENT TRUST


PROSPECTUS DATED MAY 1, 2002


Colonial High Yield Securities Fund, Variable Series

Colonial Small Cap Value Fund, Variable Series

Colonial Strategic Income Fund, Variable Series

Colonial U.S. Growth & Income Fund, Variable Series

Liberty All-Star Equity Fund, Variable Series


CLASS A SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                     * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                     * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


---------------------------------
   NOT FDIC    MAY LOSE VALUE
               ------------------
    INSURED    NO BANK GUARANTEE
---------------------------------

                                TABLE OF CONTENTS

THE TRUST                                                                    3
------------------------------------------------------------------------------
THE FUNDS                                                                    3
------------------------------------------------------------------------------
Defining Capitalization...................................................   3
Each of these sections discusses the following topics:
Investment Goals, Principal Investment Strategies,
Principal Investment Risks and Performance History
Colonial High Yield Securities Fund, Variable Series......................   4
Colonial Small Cap Value Fund, Variable Series............................   7
Colonial Strategic Income Fund, Variable Series...........................  10
Colonial U.S. Growth & Income Fund, Variable Series.......................  13
Liberty All-Star Equity Fund, Variable Series.............................  16

TRUST MANAGEMENT ORGANIZATIONS                                              19
------------------------------------------------------------------------------
The Trustees..............................................................  19
Investment Advisor:  Liberty Advisory Services Corp.......................  19
Investment Sub-Advisors and Portfolio Managers............................  19
Mixed and Shared Funding..................................................  21

OTHER INVESTMENT STRATEGIES AND RISKS                                       22
------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                                        24
------------------------------------------------------------------------------
SHAREHOLDER INFORMATION                                                     29
------------------------------------------------------------------------------
Purchases and Redemptions.................................................  29
How the Funds Calculate Net Asset Value...................................  29
Dividends and Distributions...............................................  29
Tax Consequences..........................................................  30
Other Class of Shares.....................................................  30

APPENDIX A                                                                  31
------------------------------------------------------------------------------

                                    THE TRUST

Liberty Variable Investment Trust (Trust) includes seventeen separate mutual funds (Funds), each with its own investment goals and strategies. This Prospectus contains information about five of the Funds in the Trust. Liberty Advisory Services Corp. (LASC) is the investment advisor to each Fund. LASC has appointed an investment sub-advisor (Sub-Advisor) for each Fund. All of the Sub-Advisors are affiliates of LASC. The Funds have the following Sub-Advisors:

                                          FUND                                                           SUB-ADVISOR
                                          ----                                                           -----------
Colonial High Yield Securities Fund, Variable Series (High Yield Fund)                     Colonial Management Associates, Inc.
Colonial Small Cap Value Fund, Variable Series (Small Cap Fund)                            (Colonial)
Colonial Strategic Income Fund, Variable Series (Strategic Income Fund)
Colonial U.S. Growth & Income Fund, Variable Series (U.S. Growth & Income Fund)

Liberty All-Star Equity Fund, Variable Series (All-Star Equity Fund)                       Liberty Asset Management Company
                                                                                           (LAMCO)

Other funds may be added or deleted from time to time. Each Fund offers two classes of shares - Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class A shares.

The Trust's Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by life insurance companies (Participating Insurance Companies). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The principal underwriter of the Funds is Liberty Funds Distributor, Inc. (LFD). LFD is an affiliate of LASC.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy of those prospectuses.


                                    THE FUNDS


DEFINING CAPITALIZATION

A company's market capitalization is simply its stock price multiplied by the number of shares of stock it has outstanding. In the financial markets, companies generally are sorted into one of three capitalization-based categories: large capitalization (large-cap); middle capitalization (mid-cap); or small capitalization (small-cap). In defining a company's market capitalization, the advisor uses capitalization-based categories that are based in part on those of Standard & Poor's Index Services. All market capitalizations are determined at the time of purchase.

LARGE CAPITALIZATION. Large-cap stocks are stocks with market capitalizations greater than $5 billion. In addition, any stock that is represented in the Standard & Poor's 500 Index is considered a large-cap stock.

MIDDLE CAPITALIZATION. Mid-cap stocks are stocks with market capitalizations between $1 billion and the capitalization of the largest stock in the Standard & Poor's MidCap 400 Index (S&P MidCap Index) ($10.4 billion as of December 31,
2001). In addition, any stock that is represented in the S&P MidCap Index is considered a mid-cap stock.

SMALL CAPITALIZATION. Small-cap stocks are stocks with market capitalizations equal to or less than the capitalization of the largest stock in the Standard & Poor's SmallCap 600 Index ($3.8 billion as of December 31, 2001).

              COLONIAL HIGH YIELD SECURITIES FUND, VARIABLE SERIES


INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks high current income and total return.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund pursues its investment goals by investing at least 80% of its net assets (plus any borrowings for investment purposes) in lower-rated corporate debt securities. These securities have the following ratings:

      -     BB through D by Standard & Poor's;

      -     Ba through C by Moody's Investors Service, Inc.;

      -     a comparable rating by another nationally recognized rating service;
            or

      - the security is unrated and Colonial believes it to be comparable in quality to securities having such ratings as noted above.

The Fund also may invest in equity securities to seek capital appreciation. Equity securities include common stocks, preferred stocks, warrants and debt securities convertible into common stocks. Additionally, the Fund may invest in securities issued or guaranteed by foreign governments or foreign companies, including securities issued in emerging market countries.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that Colonial's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and privately issued mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

THE FUNDS  COLONIAL HIGH YIELD SECURITIES FUND, VARIABLE SERIES

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS  COLONIAL HIGH YIELD SECURITIES FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the CS First Boston High Yield Index (CS First Boston Index), a broad-based, unmanaged index that tracks the performance of high yield bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in the Lipper High Current Yield - Annuities Funds Category (Lipper Average), as calculated by Lipper, Inc. This category is composed of funds with investment objectives similar to those of the Fund that are options under VA contracts or VLI policies. Sales charges are not reflected in the Lipper Average.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  [BAR CHART]

Year          High Yield Fund
1999                1.65%
2000               -6.89%
2001               -2.82%

For period shown in bar chart:
Best quarter:  4th quarter 2001, +6.63%
Worst quarter:  3rd quarter 2001, -7.49%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001

                                            INCEPTION      1 YEAR       LIFE OF THE
                                              DATE                         FUND
Class A (%)                                  5/19/98       -2.82          -2.98
-----------------------------------------------------------------------------------
CS First Boston Index (%)                      N/A          5.78           0.02 (1)
-----------------------------------------------------------------------------------
Lipper Average (%)                             N/A          1.08          -2.03 (1)

(1)   Performance information is from May 31, 1998.

                 COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES


INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth by investing primarily in smaller capitalization equities.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization stocks of U.S. companies. The remainder of the Fund's assets may be invested in other stocks, or in bonds that are rated or considered by Colonial to be investment-grade. When purchasing securities for the Fund, Colonial may choose securities of companies it believes are undervalued.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that Colonial's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

THE FUNDS  COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in Colonial's opinion, undervalued. If Colonial's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value Colonial has placed on it.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. Beginning in 2002, the Fund's benchmark was changed to the Standard & Poor's SmallCap 600/Barra Value Index (S&P 600/Barra Value Index), an unmanaged index that tracks the performance of value stocks, as determined by low price-to-book ratios included in the Standard & Poor's SmallCap 600 Index. Previously, the Fund's returns were compared to the Russell 2000 Index (Russell 2000 Index), an unmanaged index that tracks the performance of small-capitalization stocks traded on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market System. Colonial believes that the S&P 600/Barra Value Index, because of its greater emphasis on value stocks, more accurately reflects the type of securities in which the Fund invests. The Fund's average annual returns for the one-year and the life of the Fund periods are shown compared to the S&P 600/Barra Value Index, as well as the Fund's previous benchmark, the Russell 2000 Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  [BAR CHART]

Year          Small Cap Fund
1999                6.34%
2000               18.88%
2001                9.30%


For period shown in bar chart:
Best quarter:  4th quarter 2001, +17.25%
Worst quarter:  1st quarter 1999, -13.27%

Average Annual Total Returns - for periods ended December 31, 2001

                                            INCEPTION      1 YEAR     LIFE OF THE FUND
                                              DATE
Class A (%)                                  5/19/98         9.30         5.13
--------------------------------------------------------------------------------------
S&P 600/Barra Value Index (%)                  N/A         13.10          4.92 (2)
--------------------------------------------------------------------------------------
Russell 2000 Index (%)                         N/A           2.49         1.64 (2)

(2)   Performance information is from April 30, 1998.

                 COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks current income consistent with prudent risk. The Fund also seeks maximum total return.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund seeks to achieve its investment goals by investing primarily in:

      -     debt securities issued by the U.S. government;

      - debt securities issued by foreign governments and foreign companies including securities issued in emerging market countries; and

      -     lower-rated corporate debt securities.

Colonial allocates the Fund's investments among these types of securities at any given time based on its estimate of the expected performance and risk of each type of investment.

The Fund pursues its investment goals by investing a portion of its assets in lower-rated corporate debt securities. These securities have the following ratings:

      -     BB through D by Standard & Poor's;

      -     Ba through C by Moody's Investors Service, Inc.;

      -     a comparable rating by another nationally recognized rating service;
            or

      - the security is unrated and Colonial believes it to be comparable in quality to securities having such ratings as noted above.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that Colonial's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with comparable funds.

THE FUNDS  COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and privately issued mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS  COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Lehman Brothers Government/Credit Index (Lehman Government/Credit Index), an unmanaged index that tracks the performance of a selection of U.S. government and investment grade U.S. corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in the Lipper General Bonds - Annuities Funds Category (Lipper Average), as calculated by Lipper, Inc.. This category is composed of funds with investment objectives similar to those of the Fund that are options under VA contracts or VLI policies. Sales charges are not reflected in the Lipper Average.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  [BAR CHART]

Year
1995               18.30%
1996                9.83%
1997                9.11%
1998                6.03%
1999                1.78%
2000                0.16%
2001                3.68%


For period shown in bar chart:
Best quarter:  1st quarter 1995, +5.62%
Worst quarter:  2nd quarter 2001, -1.56%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001


                                               INCEPTION      1 YEAR       5 YEARS     LIFE OF THE FUND
                                                 DATE
Class A (%)                                     7/5/94         3.68          4.10            6.53
-------------------------------------------------------------------------------------------------------
Lehman Government/Credit Index (%)                N/A          8.50          7.37            7.88 (3)
-------------------------------------------------------------------------------------------------------
Lipper Average (%)                                N/A          5.62          5.20            7.00 (3)

(3)   Performance information is from June 30, 1994

               COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES


INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks long-term growth and income.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. securities, primarily consisting of large-capitalization stocks. Up to 10% of the Fund's assets may be invested in debt securities.

In selecting debt securities for the Fund, Colonial may invest in:

      -     debt securities that are convertible into common stock;

      - corporate debt securities that are rated investment grade by at least two nationally recognized rating organizations (investment grade stocks have a rating of BBB or higher by Standard & Poor's or Baa or higher by Moody's Investors Service, Inc.); and

      -     debt securities issued or guaranteed by the U.S. government.

When purchasing securities for the Fund, Colonial generally chooses securities of companies it believes are undervalued.

The Fund compares its performance to other similarly managed mutual funds as determined by Morningstar, Inc. (Morningstar). For performance comparison purposes, Morningstar places an equity fund in one of nine "categories" based upon guidelines established by Morningstar that examine both a fund's investment methodology and the size of the companies in which the fund invests. Colonial generally manages the Fund in accordance with the Morningstar guidelines for a "Large Cap Value" fund. See Appendix A for a description of the Morningstar categories.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that Colonial's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with comparable funds.

THE FUNDS  COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and privately issued mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in Colonial's opinion, undervalued. If Colonial's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value Colonial has placed on it.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS  COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large capitalization U.S. common stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  [BAR CHART]

                  U.S. Growth
Year              & Income Fund
1995               29.70%
1996               21.84%
1997               32.23%
1998               20.15%
1999               12.00%
2000                3.60%
2001               -0.60%


For period shown in bar chart:
Best quarter:  4th quarter 1998, +21.79%
Worst quarter:  3rd quarter 1998, -14.16%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001

                           INCEPTION      1 YEAR        5 YEARS         LIFE OF THE
                             DATE                                          FUND
Class A (%)                 7/5/94         -0.60         12.88            15.91
------------------------------------------------------------------------------------
S&P 500 Index (%)             N/A         -11.88         10.70            15.51 (4)

(4)   Performance information is from June 30, 1994.

                  LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES


INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks total investment return, comprised of long-term capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity related securities, which include common stocks, bonds convertible into stocks, warrants and other rights to purchase stocks.

The Fund's sub-advisor, LAMCO, utilizes a multi-manager concept. LAMCO allocates the Fund's portfolio assets on an approximately equal basis among a number of independent investment management organizations (Portfolio Managers). There are five Portfolio Managers as of the date of this prospectus, each of which employs a different investment style. LAMCO attempts to periodically rebalance the portfolio among the Portfolio Managers so as to maintain an approximately equal allocation of the portfolio among them throughout all market cycles.

In LAMCO's opinion, the multi-manager concept provides advantages over the use of a single manager for the following reasons:

      - Most equity investment management firms consistently employ a distinct investment "style" which causes them to emphasize stocks with particular characteristics;

      - Because of changing investor preferences, any given investment style will move into and out of market favor and will result in better investment performance under certain market conditions, but less successful performance under other conditions;

      - Consequently, by allocating the Fund's portfolio on an approximately equal basis among Portfolio Managers employing different styles, the impact of any one style on investment performance will be diluted, and the investment performance of the total portfolio will tend to be more consistent and less volatile over the long term than if a single style were employed throughout the entire period; and

      - More consistent performance at a given annual rate of return over time produces a higher rate of return for the long term than more volatile performance having the same average of the annual rates of return.

The Fund's current Portfolio Managers and investment styles are as follows:

      - Boston Partners Asset Management, L.P. (Value) - Companies with low price-to-earnings and price-to-book ratios where a catalyst for positive change has been identified.

      - Oppenheimer Capital (Value) - Companies that exhibit the ability to generate excess cash flow while earning high returns on invested capital that trade below their intrinsic value.

      - Schneider Capital Management Corporation (Value) - Companies that are overlooked and undervalued where the firm anticipates a rebound in earnings.

      - Mastrapasqua & Associates (Growth) - Companies whose valuations do not reflect the potential for accelerated earnings and cash flow growth.

      - TCW Investment Management Company (Growth) - Companies that have superior sales growth, leading and/or rising market shares, and high and/or rising profit margins.

THE FUNDS  LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

LAMCO continuously monitors the performance and investment styles of the Fund's Portfolio Managers and from time to time may recommend changes of Portfolio Managers based on factors such as:

      - A change or departure in a Portfolio Manager's investment style for which it had been selected;

      - A deterioration in a Portfolio Manager's performance relative to that of other investment management firms practicing a similar style; or

      -     Adverse changes in its ownership or personnel.

LAMCO also may recommend Portfolio Manager changes to change the mix of investment styles employed by the Fund's Portfolio Managers. The Board of Trustees must approve all Portfolio Manager changes. LAMCO is also the manager of Liberty All-Star Equity Fund, a multi-managed, closed-end fund. This fund has the same investment goals and investment program as the Fund, and currently has the same Portfolio Managers. LAMCO expects that this fund will make corresponding changes if and when Portfolio Managers are changed in the future.

The Fund will remain substantially fully invested during periods when stock prices generally rise and also during periods when they generally decline. The Fund is intended to be a long-term investment vehicle and is not designed to provide a means of speculating on short-term stock market movements.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."



PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the Portfolio Managers' stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the Portfolio Managers' opinion undervalued. If the Portfolio Managers' assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the Portfolio Managers have placed on it.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Russell 3000 Index (Russell 3000 Index), an unmanaged index that tracks the performance of the 3000 largest U.S. companies based on total market capitalization. The Fund's returns are also compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in the Lipper Growth & Income - Annuities Funds Category (Lipper Average), as calculated by Lipper, Inc. This category is composed of funds with investment objectives similar to those of the Fund that are options under VA contracts or VLI policies. Sales charges are not reflected in the Lipper Average.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  [BAR CHART]

Year          All-Star Equity Fund
1998               18.67%
1999                8.47%
2000                6.35%
2001              -12.81%

For period shown in bar chart:
Best quarter:  4th quarter 1998, +18.67%
Worst quarter:  3rd quarter 2001, -18.75%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001

                                INCEPTION      1 YEAR       LIFE OF THE
                                  DATE                         FUND
Class A (%)                     11/17/97       -12.81           4.59
------------------------------------------------------------------------
Russell 3000 Index (%)             N/A         -11.46           5.71 (5)
------------------------------------------------------------------------
S&P 500 Index (%)                  N/A         -11.88           5.99 (5)
------------------------------------------------------------------------
Lipper Average (%)                 N/A          -7.13           5.44 (5)

(5)      Performance information is from November 30, 1997.

                         TRUST MANAGEMENT ORGANIZATIONS


THE TRUSTEES
--------------------------------------------------------------------------------
The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.


INVESTMENT ADVISOR:  LIBERTY ADVISORY SERVICES CORP.
--------------------------------------------------------------------------------
LASC, located at One Financial Center, Boston, Massachusetts 02111, is the Funds' investment advisor. LASC is an indirect wholly owned subsidiary of FleetBoston Financial Corporation (FleetBoston). LASC has been an investment advisor since 1993. As of March 31, 2002, LASC managed over $855.4 million in assets. LASC designates the Funds' Sub-Advisors, evaluates and monitors Sub-Advisors' performance and investment programs and recommends to the Board of Trustees whether Sub-Advisors' contracts should be continued or modified and the addition or deletion of Sub-Advisors. LASC also has the responsibility of administering the Trust's operations, which it may delegate, at its own expense, to certain affiliates. LASC has delegated its administrative responsibilities to Colonial in accordance with this authority.

For the 2001 fiscal year, aggregate advisory fees paid to LASC by the Funds amounted to the following annual rates of the average daily net assets of each specified Fund:

         Colonial High Yield Securities Fund, Variable Series           0.60%
         Colonial Small Cap Value Fund, Variable Series                 0.80%
         Colonial Strategic Income Fund, Variable Series                0.65%
         Colonial U.S. Growth & Income Fund, Variable Series            0.80%
         Liberty All-Star Equity Fund, Variable Series                  0.80%


INVESTMENT SUB-ADVISORS AND PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
The Sub-Advisors manage the assets of the Funds under the supervision of LASC and the Board of Trustees. Each Sub-Advisor determines which securities and other instruments are purchased and sold for the Fund(s) it sub-advises. Each Sub-Advisor is an indirect wholly owned subsidiary of FleetBoston.


COLONIAL

Colonial, an investment advisor since 1931, is the Sub-Advisor of each of the High Yield Fund, Small Cap Fund, Strategic Income Fund and U.S. Growth & Income Fund. Colonial's principal business address is One Financial Center, Boston, Massachusetts 02111. As of March 31, 2002, Colonial managed over $14.5 billion in assets.

LASC, out of the management fees it receives from the Funds, pays Colonial sub-advisory fees at the following annual rates of the average daily net assets of each specified Fund:

         Colonial High Yield Securities Fund, Variable Series           0.40%
         Colonial Small Cap Value Fund, Variable Series                 0.60%
         Colonial Strategic Income Fund, Variable Series                0.45%
         Colonial U.S. Growth & Income Fund, Variable Series            0.60%

Colonial also provides transfer agency, pricing and record keeping services for the Funds under separate agreements.

SCOTT B. RICHARDS, a senior vice president of Colonial, has managed or co-managed the High Yield Fund since May, 1999. Prior to joining Colonial he was employed with State Street Research & Management Company as a vice president and a portfolio manager from January, 1994 to May, 1999.

DANIEL K. CANTOR, CFA, a senior vice president of Colonial, has co-managed the Small Cap Fund since August, 2000. Mr. Cantor has managed or co-managed various other funds for Stein Roe & Farnham Incorporated (Stein Roe), an affiliate of Colonial, since 1994 and was a senior equity analyst for Stein Roe from 1985 through 1994.

TRUST MANAGEMENT ORGANIZATIONS

JEFFREY C. KINZEL, CFA, a senior vice president of Colonial, has co-managed the Small Cap Fund since August, 2000. Mr. Kinzel has been a portfolio manager for Stein Roe since 1996 and was an analyst for Stein Roe from 1991 through 1999.

LAURA A. OSTRANDER, a senior vice president of Colonial, has managed or co-managed the Strategic Income Fund since September, 2000 and has managed various other Colonial funds since December, 1996. Prior to joining Colonial, Ms. Ostrander was a portfolio manager with American Express Financial Advisers from July, 1994 to November, 1996.

HARVEY B. HIRSCHHORN, a senior vice president of Colonial, has co-managed the U.S. Growth & Income Fund since August, 2000. Mr. Hirschhorn has been affiliated with and has managed various other funds for Stein Roe, an affiliate of Colonial, since 1973.

SCOTT SCHERMERHORN, a senior vice president of Colonial, has co-managed the U.S. Growth & Income Fund since August, 2000. He has managed various other funds for Colonial since October, 1998. Prior to joining Colonial, Mr. Schermerhorn was the head of the value team at Federated Investors from May, 1996 to October, 1998 where he managed the American Leader Fund, Federated Stock Trust and Federated Stock and Bond Fund as well as other institutional accounts.

Colonial will use Newport Fund Management, Inc.'s (Newport), an affiliate of Colonial, trading facilities when buying or selling foreign securities for the Funds' portfolios. Newport executes all trades under its own procedures.

Colonial's investment advisory business is part of a larger organization known as Columbia Management Group, Inc. (Columbia Management). Columbia Management is a wholly owned subsidiary of FleetBoston and includes several separate legal entities. Colonial and these other legal entities are managed by a single management team. These Columbia Management entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Fund. Colonial is a registered investment advisor.


LAMCO AND LAMCO'S PORTFOLIO MANAGERS

LAMCO, an investment advisor since 1985, is the Sub-Advisor of the All-Star Equity Fund. LAMCO's principal address is One Financial Center, Boston, Massachusetts 02111. As of March 31, 2002, LAMCO managed over $1.33 billion in assets.

LASC, out of the management fees it receives from the Trust, pays LAMCO a sub-advisory fee at the annual rate of 0.60% of the average daily net assets of the All-Star Equity Fund.

LAMCO is a manager of other investment managers which LAMCO recommends to the Board of Trustees for appointment pursuant to portfolio management agreements among the Trust, LAMCO and the Portfolio Managers. The management agreements permit each Portfolio Manager to have full investment discretion and authority over investment of a portion of the Fund's assets.

Out of the management fees it receives from LASC, LAMCO pays each Portfolio Manager a fee at the annual rate of 0.30% of the average daily net assets of the portion of the Fund's assets assigned to that Portfolio Manager.

No one individual at LAMCO is responsible for LAMCO's investment management of the All-Star Equity Fund. The following individuals who work for the indicated Portfolio Managers each manage a portion of All-Star Equity Fund's assets:

- FRANK MASTRAPASQUA, Ph.D., Chairman and Chief Executive Officer of Mastrapasqua & Associates, and THOMAS A. TRANTUM, CFA, President of Mastrapasqua & Associates

-     JOHN LINDENTHAL, Managing Director of Oppenheimer Capital

- MARK DONOVAN, Chairman, Equity Strategy Committee, of Boston Partners Asset Management, L.P.

- ARNOLD C. SCHNEIDER III, President and Chief Investment Officer of Schneider Capital Management Corporation

TRUST MANAGEMENT ORGANIZATIONS

- GLEN E. BICKERSTAFF, Managing Director - U.S. Equities; BRIAN M. BEITNER, CFA and Managing Director - U.S. Equities and Director of U.S. Equities Research; LEIGH R. CRAWFORD, Managing Director - U.S. Equities of TCW Investment Management Company

A more complete description of each Portfolio Manager is included in the Statement of Additional Information. The Trust and LAMCO have received an exemptive order from the Securities and Exchange Commission that permits the All-Star Equity Fund to change Portfolio Managers without a vote of the shareholders. Information regarding any new Portfolio Manager is sent to holders of VA contracts and VLI policies within 90 days following the effective date of the change.


AFFILIATED BROKER/DEALER

Colonial may use the services of AlphaTrade Inc., an affiliated broker-dealer, when buying or selling equity securities for a Fund's portfolio, pursuant to procedures adopted by the Board of Trustees.


MIXED AND SHARED FUNDING
--------------------------------------------------------------------------------
As described above, the Funds serve as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may, from time to time, become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                      OTHER INVESTMENT STRATEGIES AND RISKS


Each Fund's principal investment strategies and their associated risks are described under "The Funds - Principal Investment Strategies" and "The Funds - Principal Investment Risks." In seeking to meet their investment goals, the Funds may also invest in other securities and use certain other investment techniques. These securities and investment techniques offer opportunities and carry various risks. The Funds may elect not to buy any of these securities or use any of these techniques unless they believe that doing so will help them achieve their investment goals. The Funds may not always achieve their investment goals. Additional information about the Funds' securities and investment techniques, as well as the Funds' fundamental and non-fundamental investment policies, is contained in the Statement of Additional Information.

This section describes other investments the Funds may make and the risks associated with them. In seeking to achieve their investment goals, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). Except as otherwise noted, approval by a Fund's shareholders is not required to modify or change a Fund's investment goals or any of its investment strategies.


U.S. GOVERNMENT SECURITIES
-------------------------------------------------------------------------------
(Strategic Income Fund) The Fund will invest in U.S. government securities, including U.S. Treasuries and securities of various U.S. government agencies. Agency securities include mortgage-backed securities, which represent interests in pools of mortgages. The Fund has flexibility to vary its allocation among different types of U.S. government securities based upon Colonial's judgment of which types of securities will outperform others. In selecting investments for the Fund, Colonial considers a security's expected income, together with its potential to rise or fall in price.


STRUCTURE RISK
-------------------------------------------------------------------------------
(Strategic Income Fund, U.S. Growth & Income Fund, High Yield Fund) Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in mortgage-backed securities and asset-backed securities. Prepayment risk is the possibility that asset-backed securities may be prepaid if the underlying debt securities are prepaid. Prepayment risk for mortgage-backed securities is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed securities and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, these securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of these securities may be difficult to predict and result in greater volatility.


ZERO COUPON BONDS
-------------------------------------------------------------------------------
(Strategic Income Fund, High Yield Fund) Zero coupon bonds do not pay interest in cash on a current basis, but instead accrue interest over the life of the bond. As a result, these securities are issued at a deep discount. The value of these securities may fluctuate more than the value of similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest accrued on these securities is reported as income to a Fund and distributed to its shareholders.


CONVERTIBLE SECURITIES
-------------------------------------------------------------------------------
(U.S. Growth & Income Fund, High Yield Fund) Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stocks at a specified price or conversion ratio. The risk of investing in convertible securities, in addition to issuer risk and interest rate risk, is that the value of the underlying securities will fluctuate.

OTHER INVESTMENT STRATEGIES AND RISKS

DERIVATIVE STRATEGIES
-------------------------------------------------------------------------------
(All Funds) A Fund may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. A Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.


ADDITIONAL EQUITY RISK
-------------------------------------------------------------------------------
(All Funds) The Funds may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. An investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.


PRICING RISK
-------------------------------------------------------------------------------
(All Funds) The Funds' securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that a Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If a Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If a Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.


EARLY CLOSING RISK
-------------------------------------------------------------------------------
(All Funds) The normal close of trading of securities listed on the NASDAQ National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.


TEMPORARY DEFENSIVE STRATEGIES
-------------------------------------------------------------------------------
At times, with the exception of the All-Star Equity Fund, each Fund's Sub-Advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit.

(High Yield Fund) If necessary, the Fund has the ability to invest 100% of its assets in higher-rated securities, if, in Colonial's opinion, economic conditions create a situation where yield spreads narrow between lower- and higher-rated securities.

Taking a temporary defensive position may prevent a Fund from achieving its investment goals.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years (or shorter period if a Fund commenced operations less than five years ago), which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the Funds' financial statements, are included in the Funds' annual report. You can request a free annual report by writing LFD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

COLONIAL HIGH YIELD SECURITIES FUND, VARIABLE SERIES

                                                                                                Period ended
                                                                Year ended December 31,          December 31,
                                                         2001           2000          1999        1998 (a)

                                                        Class A        Class A        Class A       Class A
                                                        -------        -------        -------       -------
Net asset value, Beginning of period ($)                  7.45           8.85           9.31          10.00
-------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (b)                                 0.76 (c)       0.84           0.88           0.48
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized loss on
   investments and foreign currency                      (0.97)(c)      (1.45)         (0.72)         (0.74)
-------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         (0.21)         (0.61)          0.16          (0.26)
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                               (0.66)         (0.75)         (0.62)         (0.43)
-------------------------------------------------------------------------------------------------------------
In excess of net investment income                          --          (0.02)            --             --
-------------------------------------------------------------------------------------------------------------
Return of capital                                        (0.04)         (0.02)            --             --
-------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders             (0.70)         (0.79)         (0.62)         (0.43)
-------------------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                        6.54           7.45           8.85           9.31
-------------------------------------------------------------------------------------------------------------
Total return (%) (d)(e)                                  (2.82)         (6.89) (f)      1.65 (f)       (2.57) (f)(g)
-------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (h)                                              0.93           0.88           0.80            0.80 (i)
-------------------------------------------------------------------------------------------------------------
Net investment income (h)                                10.21 (c)       9.67           9.36            7.93 (i)
-------------------------------------------------------------------------------------------------------------
Waiver/reimbursement                                        --           0.06           0.48            1.04 (i)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                 54             35             16              23 (g)
-------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                   17,257         19,013         15,358          5,915

(a) For the period from commencement of operations on May 19, 1998 to December 31, 1998.

(b) Per share data was calculated using average shares outstanding during the period.

(c) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change, for the year ended December 31, 2001, was to increase net investment income per share by $0.05, decrease net realized and unrealized loss per share by $0.05 and increase the ratio of net investment income to average net assets from 9.49% to 10.21%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(d)   Total return at net asset value assuming all distributions reinvested.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f) Had the manager not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)   Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(i)   Annualized.

FINANCIAL HIGHLIGHTS

COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

                                                                                                     Period ended
                                                                      Year ended December 31,        December 31,
                                                               2001          2000          1999         1998 (a)

                                                             Class A        Class A       Class A      Class A
                                                             -------        -------       -------      -------
Net asset value, Beginning of period ($)                      10.73          9.12          8.59         10.00
-----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (b)                                      0.02          0.07          0.02          0.08
-----------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments         0.98          1.65          0.52         (1.41)
-----------------------------------------------------------------------------------------------------------------
Total from Investment Operations                               1.00          1.72          0.54         (1.33)
-----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                    (0.02)        (0.05)        (0.01)        (0.07)
-----------------------------------------------------------------------------------------------------------------
In excess of net investment income                               --            --            --         (0.01)
-----------------------------------------------------------------------------------------------------------------
From net realized capital gains                               (0.15)        (0.06)           --            --
-----------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                  (0.17)        (0.11)        (0.01)        (0.08)
-----------------------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                            11.56         10.73          9.12          8.59
-----------------------------------------------------------------------------------------------------------------
Total return (%) (c)(d)(e)                                     9.30         18.88          6.34        (13.25) (f)
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (g)                                                   1.10          1.07          1.00          1.00 (h)
-----------------------------------------------------------------------------------------------------------------
Net investment income (g)                                      0.22          0.76          0.23          1.41 (h)
-----------------------------------------------------------------------------------------------------------------
Waiver/reimbursement                                           0.22          0.82          2.66          3.32 (h)
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                      56            54            74            51 (f)
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                         9,361         7,616         3,817         1,782

(a) For the period from commencement of operations on May 19, 1998 to December 31, 1998.

(b) Per share data was calculated using average shares outstanding during the period.

(c)   Total return at net asset value assuming all distributions reinvested.

(d) Had the manager and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f)   Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(h)   Annualized.

FINANCIAL HIGHLIGHTS

COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

                                                                                Year ended December 31,
                                                            2001           2000          1999            1998            1997
                                                           Class A       Class A        Class A         Class A         Class A
                                                           -------       -------        -------         -------          -------
Net asset value, Beginning of period ($)                   9.43           10.44           11.08           11.15           11.04
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (a)                                  0.81 (b)        0.97            0.95            0.91            0.90
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
    on investments                                        (0.46) (b)      (0.96)          (0.75)          (0.24)           0.11
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           0.35            0.01            0.20            0.67            1.01
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                (0.84)          (0.99)          (0.84)          (0.72)          (0.79)
--------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                           --              --              --           (0.02)          (0.05)
--------------------------------------------------------------------------------------------------------------------------------
From net realized capital gains                              --              --              --              --           (0.05)
--------------------------------------------------------------------------------------------------------------------------------
In excess of net realized capital gains                      --              --              --              --           (0.01)
--------------------------------------------------------------------------------------------------------------------------------
Return of capital                                         (0.02)          (0.03)             --              --              --
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders              (0.86)          (1.02)          (0.84)          (0.74)          (0.90)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                         8.92            9.43           10.44           11.08           11.15
--------------------------------------------------------------------------------------------------------------------------------
Total return (%) (c)(d)                                    3.68            0.16            1.78            6.03            9.11 (e)
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (f)                                               0.85            0.76            0.75            0.78            0.80
--------------------------------------------------------------------------------------------------------------------------------
Net investment income (f)                                  8.42 (b)        9.36            8.57            7.92            7.86
--------------------------------------------------------------------------------------------------------------------------------
Waiver/reimbursement                                         --              --              --              --            0.02
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                  62              31              35              50              94
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                   123,041         143,629         170,702         118,985          73,175


(a) Per share data was calculated using average shares outstanding during the period.

(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change, for the year ended December 31, 2001, was to decrease net investment income per share by $0.03, decrease net realized and unrealized loss per share by $0.03 and decrease the ratio of net investment income to average net assets from 8.70% to 8.42%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c)   Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) Had the manager not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

FINANCIAL HIGHLIGHTS

COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES

                                                                                Year ended December 31,
                                                          2001             2000           1999            1998            1997

                                                         Class A         Class A         Class A        Class A          Class A
                                                        -------          -------         -------        -------          -------
Net asset value, Beginning of period ($)                  18.27           19.85           18.79           16.29           14.22
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (a)                                  0.16            0.17            0.14            0.16            0.20
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
    on investments                                        (0.35)           0.54            2.07            3.12            4.37
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          (0.19)           0.71            2.21            3.28            4.57
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                (0.15)          (0.17)          (0.11)          (0.12)          (0.18)
--------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                           --              -- (b)          --              --           (0.01)
--------------------------------------------------------------------------------------------------------------------------------
From net realized capital gains                           (2.34)          (2.12)          (1.04)          (0.64)          (2.30)
--------------------------------------------------------------------------------------------------------------------------------
In excess of net realized capital gains                      --              --              --           (0.02)          (0.01)
--------------------------------------------------------------------------------------------------------------------------------
Return of capital                                         (0.04)             --              --              --              --
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders              (2.53)          (2.29)          (1.15)          (0.78)          (2.50)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                        15.55           18.27           19.85           18.79           16.29
--------------------------------------------------------------------------------------------------------------------------------
Total return (%) (c)(d)                                   (0.60)           3.60           12.00           20.15           32.23
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (e)                                               0.96            0.88            0.88            0.90            0.94
--------------------------------------------------------------------------------------------------------------------------------
Net investment income (e)                                  0.92            0.85            0.69            0.88            1.19
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                  53             120             101              64              63
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                   180,053         203,366         212,355         146,239          96,715


(a) Per share data was calculated using average shares outstanding during the period.

(b)   Rounds to less than $0.01.

(c)   Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

FINANCIAL HIGHLIGHTS

LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

                                                                                                                Period ended
                                                                      Year ended December 31,                   December 31,
                                                         2001           2000          1999          1998           1997 (a)

                                                        Class A        Class A       Class A        Class A         Class A
                                                         -------       -------       -------        -------         -------
Net asset value, Beginning of period ($)                 12.43          12.47          11.90          10.07          10.00
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (b)                                 0.03           0.05           0.06           0.06           0.01
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
    investments                                          (1.66)          0.75           0.94           1.82           0.07
---------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         (1.63)          0.80           1.00           1.88           0.08
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                               (0.03)         (0.05)         (0.05)         (0.05)         (0.01)
---------------------------------------------------------------------------------------------------------------------------
From net realized capital gains                          (0.23)         (0.79)         (0.38)            --             --
---------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders             (0.26)         (0.84)         (0.43)         (0.05)         (0.01)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                       10.54          12.43          12.47          11.90          10.07
---------------------------------------------------------------------------------------------------------------------------
Total return (%) (c)(d)(e)                              (12.81)          6.35           8.47          18.67           0.80 (f)
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (g)                                              1.00           0.98           0.95           1.00           1.00 (h)
---------------------------------------------------------------------------------------------------------------------------
Net investment income (g)                                 0.26           0.37           0.47           0.54           0.83 (h)
---------------------------------------------------------------------------------------------------------------------------
Waiver/reimbursement)                                       --           0.02             --           0.04           0.45 (h)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                 62             97             75             70              1 (f)
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                   52,245         69,249         80,095         44,870         22,228


(a) For the period from commencement of operations on November 17, 1997 to December 31, 1997.

(b) Per share data was calculated using average shares outstanding during the period.

(c)   Total return at net asset value assuming all distributions reinvested.

(d) Had the manager not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f)   Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(h)   Annualized.

                             SHAREHOLDER INFORMATION


PURCHASES AND REDEMPTIONS

The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Funds issue and redeem shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.


HOW THE FUNDS CALCULATE NET ASSET VALUE

Each share price is its net asset value next determined. Each Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

To calculate the net asset value on a given day, the Funds value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Funds value the security at the most recent quoted bid price. The Funds value each over-the-counter security or NASDAQ National Market System security as of the last sales price for that day. The Funds value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

The Funds value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when the Funds determine that the sale or bid price of the security does not reflect that security's market value, the Funds will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

The Funds may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. A Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of a Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.


DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

SHAREHOLDER INFORMATION

TAX CONSEQUENCES

Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the Code). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.


OTHER CLASS OF SHARES

The Funds also offer an additional class of shares, Class B shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

                                   APPENDIX A

                             MORNINGSTAR CATEGORIES

In an effort to distinguish funds by what they own, as well as by their prospectus objectives and styles, Morningstar developed the Morningstar categories. While the prospectus objective identifies a fund's investment goals based on the wording in the fund prospectus, the Morningstar category identifies funds based on their actual investment styles as measured by their underlying portfolio holdings (portfolio statistics and compositions over the past three years). Morningstar may change a fund's category assignment from time to time.

Morningstar places domestic equity funds in a category based on the style and size of the stocks they typically own. The style and size parameters are based on the divisions used in the investment style box: Value, Blend, or Growth style and Small, Middle, or Large median market capitalization (see "Morningstar Style Box" below for more details on style methodology). By reviewing their investment style over the past three years, Morningstar places domestic equity funds in one of the following nine categories: Large Growth, Large Blend, Large Value, Mid-Cap Growth, Mid-Cap Blend, Mid-Cap Value, Small Growth, Small Blend, and Small Value. Morningstar also includes several other domestic equity categories, including: Specialty Health Care, Specialty Technology, Specialty Utilities, Specialty Communications, Specialty Financials, Specialty Real Estate, Specialty Natural Resources, Convertible Bond, and Domestic Hybrid.

                              MORNINGSTAR STYLE BOX

The style box is a snapshot in time. It identifies the fund's investment style as of a particular date. The Morningstar category is based on style box information from the trailing 36 months. It provides a general picture of the fund's investment style over the past three years.

The Morningstar equity style box is a nine-box matrix that displays both the fund's investment methodology and the size of the companies in which it invests. Set forth below is the nine-box matrix.


              VALUE   BLEND  GROWTH
LARGE          1        2      3
MID-CAP        4        5      6
SMALL          7        8      9


The equity style box for domestic stock funds comprises two components: MARKET CAPITALIZATION on the vertical axis and VALUATION on the horizontal axis.

MARKET CAPITALIZATION: Morningstar ties market cap to the relative movements of the market. The top 5% of the 5000 largest domestic stocks in Morningstar's equity database are classified as large-cap, the next 15% of the 5000 are mid-cap, and the remaining 80% (as well as companies that fall outside the largest 5000) are small-cap.

Morningstar then determines a fund's market cap by ranking the stocks in a fund's portfolio from the largest market-capitalized stock to the smallest, and then calculating the average weighted market capitalization of the stocks in the middle quintile (middle 40th percentile to 60th percentile) of the portfolio. After a fund's market cap has been determined, Morningstar places the fund in the large-cap, mid-cap or small-cap group noted above.

APPENDIX A

VALUATION: Morningstar categorizes funds by comparing the stocks in their portfolios with the most relevant of the three market cap groups. Specifically, each stock in Morningstar's equities database receives a price-to-earnings (P/E) score and a price-to-book (P/B) score. This is derived by dividing each stock's P/E and P/B by the asset-weighted median P/E and asset-weighted median P/B, respectively, of the stock's market cap group. For example, to calculate the asset-weighted median P/E, Morningstar first ranks the P/E ratios of the stocks in each market-cap group from highest to lowest, then counts down by their market caps until it reaches the 50th percentile of that market-cap group. The P/E ratio attached to that stock is the asset-weighted median P/E. Morningstar does the same to find the asset-weighted median P/B. Next, Morningstar calculates the P/E style box score and the P/B style box score for each fund by ranking the stocks in a fund's portfolio by their P/E scores and P/B scores, respectively, and then calculating an average weighted P/E score and an average weighted P/B score from the stocks in the middle quintile of each fund's portfolio. These average weighted scores are the P/E style box score and the P/B style box score of the fund's portfolio.

For each measure, 1.00 represents the market-cap group average. If the fund has a P/E style box score + P/B style box score that exceeds 2.25, the fund is categorized as growth. If the combined score falls below 1.75, the fund is categorized as value. Finally, if the score is between 1.75 and 2.25, the fund is categorized as blend.

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA  02111-2621
1-800-426-3750
www.libertyfunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Variable Investment Trust:  811-07556

Colonial High Yield Securities Fund, Variable Series

Colonial Small Cap Value Fund, Variable Series

Colonial Strategic Income Fund, Variable Series

Colonial U.S. Growth & Income Fund, Variable Series

Liberty All-Star Equity Fund, Variable Series


                           [LIBERTYFUNDS LETTERHEAD]

                        LIBERTY VARIABLE INVESTMENT TRUST

PROSPECTUS DATED MAY 1, 2002

Colonial International Fund for Growth, Variable Series
Colonial Strategic Income Fund, Variable Series
Colonial U.S. Growth & Income Fund, Variable Series
Liberty Value Fund, Variable Series
Newport Tiger Fund, Variable Series
Stein Roe Global Utilities Fund, Variable Series

CLASS A SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                     * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                     * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

----------------------------
NOT FDIC    MAY LOSE VALUE
           -----------------
INSURED    NO BANK GUARANTEE
----------------------------

                                TABLE OF CONTENTS

THE TRUST                                                                      3
--------------------------------------------------------------------------------

THE FUNDS                                                                      4
--------------------------------------------------------------------------------
Defining Capitalization....................................................    4

Each of these sections discusses the following topics:
Investment Goals, Principal Investment Strategies,
Principal Investment Risks and Performance History

Colonial International Fund for Growth, Variable Series....................    5
Colonial Strategic Income Fund, Variable Series............................    8
Colonial U.S. Growth & Income Fund, Variable Series........................   11
Liberty Value Fund, Variable Series........................................   14
Newport Tiger Fund, Variable Series........................................   17
Stein Roe Global Utilities Fund, Variable Series...........................   20

TRUST MANAGEMENT ORGANIZATIONS                                                23
--------------------------------------------------------------------------------
The Trustees...............................................................   23
Investment Advisor: Liberty Advisory Services Corp.........................   23
Investment Sub-Advisors and Portfolio Managers.............................   23
Mixed and Shared Funding...................................................   25

OTHER INVESTMENT STRATEGIES AND RISKS                                         26
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS                                                          28
--------------------------------------------------------------------------------
SHAREHOLDER INFORMATION ...................................................   34
Purchases and Redemptions..................................................   34
How the Funds Calculate Net Asset Value....................................   34
Dividends and Distributions................................................   34
Tax Consequences...........................................................   35
Other Class of Shares......................................................   35

APPENDIX A                                                                    36
--------------------------------------------------------------------------------

                                    THE TRUST


Liberty Variable Investment Trust (Trust) includes seventeen separate mutual funds (Funds), each with its own investment goals and strategies. This Prospectus contains information about six of the Funds in the Trust. Liberty Advisory Services Corp. (LASC) is the investment advisor to each Fund. LASC has appointed an investment sub-advisor (Sub-Advisor) for each Fund. All of the Sub-Advisors are affiliates of LASC. The Funds have the following Sub-Advisors:

-------------------------------------------------------------------------------------------------------------------------
                                      FUND                                                       SUB-ADVISOR
                                      ----                                                       -----------
-------------------------------------------------------------------------------------------------------------------------
Colonial International Fund for Growth, Variable Series (International Fund)         Colonial Management Associates, Inc.
Colonial Strategic Income Fund, Variable Series (Strategic Income Fund)              (Colonial)
Colonial U.S. Growth & Income Fund, Variable Series (U.S. Growth & Income Fund)
Liberty Value Fund, Variable Series (Value Fund)
-------------------------------------------------------------------------------------------------------------------------
Newport Tiger Fund, Variable Series (Tiger Fund)                                     Newport Fund Management, Inc.
                                                                                     (Newport)
-------------------------------------------------------------------------------------------------------------------------
Stein Roe Global Utilities Fund, Variable Series (Global Utilities Fund)             Stein Roe & Farnham Incorporated
                                                                                     (Stein Roe)
-------------------------------------------------------------------------------------------------------------------------

Other funds may be added or deleted from time to time. Each Fund offers two classes of shares - Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class A shares.

The Trust's Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by life insurance companies (Participating Insurance Companies). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The principal underwriter of the Funds is Liberty Funds Distributor, Inc. (LFD). LFD is an affiliate of LASC.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy of those prospectuses.

                                    THE FUNDS


DEFINING CAPITALIZATION

A company's market capitalization is simply its stock price multiplied by the number of shares of stock it has outstanding. In the financial markets, companies generally are sorted into one of three capitalization-based categories: large capitalization (large-cap); middle capitalization (mid-cap); or small capitalization (small-cap). In defining a company's market capitalization, the advisor uses capitalization-based categories that are based in part on those of Standard & Poor's Index Services. All market capitalizations are determined at the time of purchase.

LARGE CAPITALIZATION. Large-cap stocks are stocks with market capitalizations greater than $5 billion. In addition, any stock that is represented in the Standard & Poor's 500 Index is considered a large-cap stock.

MIDDLE CAPITALIZATION. Mid-cap stocks are stocks with market capitalizations between $1 billion and the capitalization of the largest stock in the Standard & Poor's MidCap 400 Index (S&P MidCap Index) ($10.4 billion as of December 31,
2001). In addition, any stock that is represented in the S&P MidCap Index is considered a mid-cap stock.

SMALL CAPITALIZATION. Small-cap stocks are stocks with market capitalizations equal to or less than the capitalization of the largest stock in the Standard & Poor's SmallCap 600 Index ($3.8 billion as of December 31, 2001).

             COLONIAL INTERNATIONAL FUND FOR GROWTH, VARIABLE SERIES


INVESTMENT GOAL
--------------------------------------------------------------------------------

The Fund seeks long-term growth.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Under normal market conditions, the Fund invests primarily in equity securities of growth companies located outside the United States. The Fund may invest in equity securities located in any foreign country, including emerging market countries. The Fund may invest in companies of any size, including small-cap stocks. The Fund may also invest in high-quality foreign government debt securities. The Fund generally diversifies its holdings across several different countries and regions.

The Fund may invest up to 10% of its assets in shares of other investment companies. Investing in investment companies may involve payment of duplicate fees because the Fund, as a shareholder, will indirectly pay a portion of the other investment company's expenses.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that Colonial's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and privately issued mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

THE FUNDS  COLONIAL INTERNATIONAL FUND FOR GROWTH, VARIABLE SERIES



Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

As a non-diversified mutual fund, the Fund is allowed to invest a greater percentage of its total assets in the securities of a single issuer. This may increase issuer risk and, therefore, the Fund may have a greater risk of loss than a similar diversified mutual fund.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS  COLONIAL INTERNATIONAL FUND FOR GROWTH, VARIABLE SERIES



PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Morgan Stanley Capital International EAFE Index (MSCI EAFE Index), an unmanaged index that tracks the performance of equity securities of developed countries outside North America. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

YEAR
1995                5.85%
1996                5.61%
1997               -3.27%
1998               12.96%
1999               40.58%
2000              -18.47%
2001              -24.35%

For period shown in bar chart:
Best quarter:  4th quarter 1999, +23.31%
Worst quarter:  1st quarter 2001, -17.62%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001

                         INCEPTION      1 YEAR        5 YEARS      LIFE OF THE
                           DATE                                       FUND
Class A (%)               5/2/94        -24.35         -1.08          -0.06
--------------------------------------------------------------------------------
MSCI EAFE Index (%)          N/A        -21.44          0.89           2.76 (1)

(1)   Performance information is from April 30, 1994.

                 COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES


INVESTMENT GOALS
--------------------------------------------------------------------------------

The Fund seeks current income consistent with prudent risk. The Fund also seeks maximum total return.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

The Fund seeks to achieve its investment goals by investing primarily in:

      -     debt securities issued by the U.S. government;

      - debt securities issued by foreign governments and foreign companies including securities issued in emerging market countries; and

      -     lower-rated corporate debt securities.

Colonial allocates the Fund's investments among these types of securities at any given time based on its estimate of the expected performance and risk of each type of investment.

The Fund pursues its investment goals by investing a portion of its assets in lower-rated corporate debt securities. These securities have the following ratings:

      -     BB through D by Standard & Poor's;

      -     Ba through C by Moody's Investors Service, Inc.;

      -     a comparable rating by another nationally recognized rating service;
            or

      - the security is unrated and Colonial believes it to be comparable in quality to securities having such ratings as noted above.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that Colonial's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with comparable funds.

THE FUNDS  COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES


Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and privately issued mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS  COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES



PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Lehman Brothers Government/Credit Index (Lehman Government/Credit Index), an unmanaged index that tracks the performance of a selection of U.S. government and investment grade U.S. corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in the Lipper General Bonds - Annuities Funds Category (Lipper Average), as calculated by Lipper, Inc.. This category is composed of funds with investment objectives similar to those of the Fund that are options under VA contracts or VLI policies. Sales charges are not reflected in the Lipper Average.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

YEAR
1995               18.30%
1996                9.83%
1997                9.11%
1998                6.03%
1999                1.78%
2000                0.16%
2001                3.68%

For period shown in bar chart:
Best quarter:  1st quarter 1995, +5.62%
Worst quarter:  2nd quarter 2001, -1.56%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001

                                     INCEPTION    1 YEAR    5 YEARS    LIFE OF THE
                                       DATE                                FUND
Class A (%)                           7/5/94       3.68       4.10        6.53
----------------------------------------------------------------------------------
Lehman Government/Credit Index (%)      N/A        8.50       7.37        7.88 (2)
----------------------------------------------------------------------------------
Lipper Average (%)                      N/A        5.62       5.20        7.00 (2)

(2)   Performance information is from June 30, 1994.

               COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES


INVESTMENT GOALS
--------------------------------------------------------------------------------

The Fund seeks long-term growth and income.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. securities, primarily consisting of large-capitalization stocks. Up to 10% of the Fund's assets may be invested in debt securities.

In selecting debt securities for the Fund, Colonial may invest in:

      -     debt securities that are convertible into common stock;

      - corporate debt securities that are rated investment grade by at least two nationally recognized rating organizations (investment grade stocks have a rating of BBB or higher by Standard & Poor's or Baa or higher by Moody's Investors Service, Inc.); and

      -     debt securities issued or guaranteed by the U.S. government.

When purchasing securities for the Fund, Colonial generally chooses securities of companies it believes are undervalued.

The Fund compares its performance to other similarly managed mutual funds as determined by Morningstar, Inc. (Morningstar). For performance comparison purposes, Morningstar places an equity fund in one of nine "categories" based upon guidelines established by Morningstar that examine both a fund's investment methodology and the size of the companies in which the fund invests. Colonial generally manages the Fund in accordance with the Morningstar guidelines for a "Large Cap Value" fund. See Appendix A for a description of the Morningstar categories.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that Colonial's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with comparable funds.

THE FUNDS  COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES



Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and privately issued mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in Colonial's opinion, undervalued. If Colonial's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value Colonial has placed on it.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS  COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES



PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large capitalization U.S. common stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

YEAR
1995                  29.70%
1996                  21.84%
1997                  32.23%
1998                  20.15%
1999                  12.00%
2000                   3.60%
2001                  -0.60%

For period shown in bar chart:
Best quarter:  4th quarter 1998, +21.79%
Worst quarter:  3rd quarter 1998, -14.16%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001

                           INCEPTION      1 YEAR        5 YEARS      LIFE OF THE
                             DATE                                        FUND
Class A (%)                  7/5/94        -0.60          12.88          15.91
---------------------------------------------------------------------------------
S&P 500 Index (%)               N/A       -11.88          10.70          15.51(3)

(3)   Performance information is from June 30, 1994.

                       LIBERTY VALUE FUND, VARIABLE SERIES


INVESTMENT GOALS
--------------------------------------------------------------------------------

The Fund seeks primarily income and long-term capital growth and, secondarily, preservation of capital.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

The Fund invests in both U.S. and foreign common stocks. In selecting stocks for the Fund, Colonial invests primarily in "value" stocks. Colonial generally selects stocks which, when purchased, fall into one of the following categories:

      - Companies whose current business activities provide earnings, dividends or assets that represent above average value;

      - Companies which have a record of consistent earnings growth that may provide above average stability or value in turbulent markets; or

      - Companies with anticipated business growth prospects that represent above average value.

Colonial assesses whether a company's prospects are "above average." Colonial makes this judgment subjectively, based upon available information.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that Colonial's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in Colonial's opinion, undervalued. If Colonial's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value Colonial has placed on it.

THE FUNDS  LIBERTY VALUE FUND, VARIABLE SERIES



Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS  LIBERTY VALUE FUND, VARIABLE SERIES



PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large capitalization U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

YEAR
1994                 -0.76%
1995                 30.01%
1996                 17.89%
1997                 28.97%
1998                 11.13%
1999                  5.55%
2000                 16.43%
2001                 -0.18%

For period shown in bar chart:
Best quarter:  4th quarter 1998, +16.92%
Worst quarter:  3rd quarter 1998, -13.57%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001

                          INCEPTION      1 YEAR       5 YEARS      LIFE OF THE
                            DATE                                      FUND
Class A (%)                7/1/93         -0.18        11.95          12.91
-------------------------------------------------------------------------------
S&P 500 Index (%)             N/A        -11.88        10.70          13.75 (4)

(4)   Performance information is from June 30, 1993.

                       NEWPORT TIGER FUND, VARIABLE SERIES


INVESTMENT GOAL
--------------------------------------------------------------------------------

The Fund seeks capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies located in the ten Tiger countries of Asia. The Tigers of Asia are Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, India, Indonesia, the People's Republic of China and the Philippines. In selecting investments for the Fund, Newport typically purchases stocks of quality growth companies.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that Newport's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

THE FUNDS  NEWPORT TIGER FUND, VARIABLE SERIES



Because the Fund's investments are concentrated in the ten Tiger countries of Asia, the Fund is particularly susceptible to regional risks. Events in any one Tiger country may impact the other countries or the Asian region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which may result in greater losses and volatility.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS NEWPORT TIGER FUND, VARIABLE SERIES



PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Morgan Stanley Capital International EAFE (GDP) Index (MSCI EAFE (GDP) Index), an unmanaged index that tracks the performance of equity securities of developed countries outside North America, including Hong Kong and Singapore and is weighted against the Gross Domestic Product. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in the Lipper Pacific Region - Annuities Funds Category (Lipper Average), as calculated by Lipper, Inc. This category is composed of funds with investment objectives similar to those of the Fund that are options under VA contracts or VLI policies. Sales charges are not reflected in the Lipper Average.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

YEAR
1996               11.73%
1997              -31.14%
1998               -6.43%
1999               68.01%
2000              -15.63%
2001              -18.48%

For period shown in bar chart:
Best quarter:  4th quarter 1998, +37.93%
Worst quarter:  2nd quarter 1998, -28.81%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001

                               INCEPTION     1 YEAR     5 YEARS    LIFE OF THE
                                 DATE                                  FUND
Class A (%)                     5/1/95       -18.48      -5.73        -0.66
--------------------------------------------------------------------------------
MSCI EAFE (GDP) Index (%)          N/A       -22.20       2.90         4.00 (5)
--------------------------------------------------------------------------------
Lipper Average (%)                 N/A       -20.80      -7.94        -6.69 (5)

(5)   Performance information is from April 30, 1995.

                STEIN ROE GLOBAL UTILITIES FUND, VARIABLE SERIES


INVESTMENT GOALS
--------------------------------------------------------------------------------

The Fund seeks current income and long-term growth of capital and income.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. and foreign securities of utility companies. Stein Roe diversifies the Fund's investments among a number of developed countries and market sectors and will have exposure to at least three countries, including the U.S. In selecting investments for the Fund, Stein Roe looks primarily for stocks of larger utility companies with established records.

Utility companies in which the Fund may invest include companies engaged in the manufacture, production, generation, transmission, sale or distribution of electricity, natural gas or other types of energy, or water or other sanitary services. They also include regulated public services such as toll-roads and airports. They also include companies engaged in telecommunications, including telephone, telegraph, satellite, microwave and other communications media (but excluding companies primarily engaged in public broadcasting, print media, cable television or the Internet).

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that Stein Roe's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Utility company securities are subject to special risks. These securities are generally strongly affected by changes in interest rates, as well as by general competitive and market forces in the utilities industries. As interest rates increase, the value of securities of utility companies tends to decrease, and vice versa. In addition, utility companies may be affected by changes in government regulation. In particular, the value of utility company securities may be adversely affected by increased competition resulting from deregulation.

THE FUNDS  STEIN ROE GLOBAL UTILITIES FUND, VARIABLE SERIES



Since the Fund invests in the securities of a limited number of issuers conducting business in the utilities sector, it is subject to concentration risk. Concentration risk is the risk that the securities of issuers in the utilities sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS  STEIN ROE GLOBAL UTILITIES FUND, VARIABLE SERIES



PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Standard & Poor's Utilities Index (S&P Utilities Index), an unmanaged index that tracks the performance of domestic utility stocks. The Fund's returns are also compared to the Morgan Stanley Capital International World Index (MSCI World Index), an unmanaged index that tracks the performance of global stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

YEAR
1994              -10.27%
1995               35.15%
1996                6.53%
1997               28.75%
1998               18.33%
1999               28.63%
2000              -13.20%
2001              -14.01%

For period shown in bar chart:
Best quarter:  4th quarter 1999, +24.73%
Worst quarter:  4th quarter 2000, -10.31%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001

                             INCEPTION      1 YEAR      5 YEARS     LIFE OF THE
                               DATE                                    FUND
Class A (%)                   7/1/93        -14.01        7.90         7.56
--------------------------------------------------------------------------------
S&P Utilities Index (%)          N/A        -30.44        7.29         6.72 (6)
--------------------------------------------------------------------------------
MSCI World Index (%)             N/A        -16.82        5.37         8.42 (6)

(6)   Performance information is from June 30, 1993.

                         TRUST MANAGEMENT ORGANIZATIONS


THE TRUSTEES
--------------------------------------------------------------------------------

The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.


INVESTMENT ADVISOR: LIBERTY ADVISORY SERVICES CORP.
--------------------------------------------------------------------------------

LASC, located at One Financial Center, Boston, Massachusetts 02111, is the Funds' investment advisor. LASC is an indirect wholly owned subsidiary of FleetBoston Financial Corporation (FleetBoston). LASC has been an investment advisor since 1993. As of March 31, 2002, LASC managed over $855.4 million in assets. LASC designates the Funds' Sub-Advisors, evaluates and monitors Sub-Advisors' performance and investment programs and recommends to the Board of Trustees whether Sub-Advisors' contracts should be continued or modified and the addition or deletion of Sub-Advisors. LASC also has the responsibility of administering the Trust's operations, which it may delegate, at its own expense, to certain affiliates. LASC has delegated its administrative responsibilities to Colonial in accordance with this authority.

For the 2001 fiscal year, aggregate advisory fees paid to LASC by the Funds amounted to the following annual rates of the average daily net assets of each specified Fund:

      Colonial International Fund for Growth, Variable Series              0.90%
      Colonial Strategic Income Fund, Variable Series                      0.65%
      Colonial U.S. Growth & Income Fund, Variable Series                  0.80%
      Liberty Value Fund, Variable Series                                  0.65%
      Newport Tiger Fund, Variable Series                                  0.90%
      Stein Roe Global Utilities Fund, Variable Series                     0.65%


INVESTMENT SUB-ADVISORS AND PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

The Sub-Advisors manage the assets of the Funds under the supervision of LASC and the Board of Trustees. Each Sub-Advisor determines which securities and other instruments are purchased and sold for the Fund(s) it sub-advises. Each Sub-Advisor is an indirect wholly owned subsidiary of FleetBoston.

COLONIAL

Colonial, an investment advisor since 1931, is the Sub-Advisor of each of the International Fund, Strategic Income Fund, U.S. Growth & Income Fund and Value Fund. Colonial's principal business address is One Financial Center, Boston, Massachusetts 02111. As of March 31, 2002, Colonial managed over $14.5 billion in assets.

LASC, out of the management fees it receives from the Funds, pays Colonial sub-advisory fees at the following annual rates of the average daily net assets of each specified Fund:

      Colonial International Fund for Growth, Variable Series              0.70%
      Colonial Strategic Income Fund, Variable Series                      0.45%
      Colonial U.S. Growth & Income Fund, Variable Series                  0.60%
      Liberty Value Fund, Variable Series                                  0.45%

Colonial also provides transfer agency, pricing and record keeping services for the Funds under separate agreements.

TRUST MANAGEMENT ORGANIZATIONS



CHARLES R. ROBERTS, a senior vice president of Colonial, has the lead manager for the International Fund since March, 2000. Mr. Roberts is also managing director of international equities and a senior vice president of Newport and its immediate parent, Newport Pacific Management, Inc. (Newport Pacific), both affiliates of Colonial. Mr. Roberts has been employed with Newport and Newport Pacific since November, 1998 and has managed other international funds in the Liberty group of funds since that time. Prior to joining Newport and Newport Pacific, he managed the European component of institutional international equity accounts at Progress Investment Management (Progress) from 1997 to November, 1998. Prior to joining Progress in 1997, he managed the European component of institutional international equity accounts and was a member of the investment policy committee at Sit/Kim International from 1994 to 1997.

DEBORAH F. SNEE, a vice president of Colonial and European analyst for Colonial, Stein Roe and Newport, has co-managed the International Fund since March, 2000. Prior to joining Newport and Newport Pacific, Ms. Snee spent five years at Sit/Kim International as an emerging markets analyst.

LAURA A. OSTRANDER, a senior vice president of Colonial, has managed or co-managed the Strategic Income Fund since September, 2000 and has managed various other Colonial funds since December, 1996. Prior to joining Colonial, Ms. Ostrander was a portfolio manager with American Express Financial Advisers from July, 1994 to November, 1996.

HARVEY B. HIRSCHHORN, a senior vice president of Colonial, has co-managed the U.S. Growth & Income Fund since August, 2000. Mr. Hirschhorn has been affiliated with and has managed various other funds for Stein Roe, an affiliate of Colonial, since 1973.

SCOTT SCHERMERHORN, a senior vice president of Colonial, has co-managed the U.S. Growth & Income Fund since August, 2000. Mr. Schermerhorn has also managed the Value Fund since November, 1999. He has managed various other funds for Colonial since October, 1998. Prior to joining Colonial, Mr. Schermerhorn was the head of the value team at Federated Investors from May, 1996 to October, 1998 where he managed the American Leader Fund, Federated Stock Trust and Federated Stock and Bond Fund as well as other institutional accounts.

Colonial will use Newport's trading facilities when buying or selling foreign securities for the Funds' portfolios. Newport executes all trades under its own procedures.

Colonial's investment advisory business is part of a larger organization known as Columbia Management Group, Inc. (Columbia Management). Columbia Management is a wholly owned subsidiary of FleetBoston and includes several separate legal entities. Colonial and these other legal entities are managed by a single management team. These Columbia Management entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Fund. Colonial is a registered investment advisor.

NEWPORT

Newport, an investment advisor since 1987, is the Sub-Advisor of the Tiger Fund. Newport's principal address is 580 California Street, Suite 1960, San Francisco, California 94104. As of March 31, 2002, Newport managed over $935 million in assets.

LASC, out of the management fees it receives from the Trust, pays Newport a sub-advisory fee at the annual rate of 0.70% of the average daily net assets of the Tiger Fund.

LYNDA COUCH, a managing director of Newport and Newport Pacific, has managed or co-managed the Tiger Fund since May, 1999. Ms. Couch has managed various other Newport Funds since April, 1995. Ms. Couch has been an officer of Newport and Newport Pacific since 1994.


STEIN ROE

Stein Roe, an investment advisor since 1932, is the Sub-Advisor of the Global Utilities Fund. Stein Roe's principal address is One South Wacker Drive, Chicago, Illinois 60606. As of February 28, 2002, Stein Roe managed over $15.9 billion in assets.

TRUST MANAGEMENT ORGANIZATIONS



LASC, out of the management fees it receives from the Trust, pays Stein Roe a sub-advisory fee at the annual rate of 0.45% of the average daily net assets of the Global Utilities Fund.

CHARLES R. ROBERTS, a senior vice president of Stein Roe, has been a co-manager for the Global Utilities Fund since January, 2000. Mr. Roberts is also managing director of international equities and a senior vice president of Newport and its immediate parent Newport Pacific, affiliates of Colonial. Mr. Roberts has been employed with Newport and Newport Pacific since November, 1998 and has managed other international funds in the Liberty group of funds since that time. Prior to joining Newport and Newport Pacific, he managed the European component of institutional international equity accounts at Progress from 1997 to November, 1998. Prior to joining Progress in 1997, he managed the European component of institutional international equity accounts and was a member of the investment policy committee at Sit/Kim International from 1994 to 1997.

SCOTT SCHERMERHORN, a senior vice president of Stein Roe, has co-managed the Global Utilities Fund since January, 2000. Mr. Schermerhorn is also a senior vice president of Colonial, an affiliate of Stein Roe and has managed various other funds for Colonial since October, 1998. From May, 1996 to October, 1998, Mr. Schermerhorn was the head of the value team at Federated Investors where he managed the American Leader Fund, Federated Stock Trust and Federated Stock and Bond Fund as well as other institutional accounts.

Stein Roe will use Newport's trading facilities when buying or selling foreign securities for the Fund's portfolio. Newport executes all trades under its own procedures.

Stein Roe's mutual funds and institutional investment advisory businesses are part of a larger organization known as Columbia Management Group, Inc. (Columbia Management). Columbia Management is a wholly owned subsidiary of FleetBoston Financial Corporation and includes several separate legal entities. Stein Roe and these other legal entities are managed by a single management team. These Columbia Management entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Funds. Stein Roe is a registered investment advisor.

AFFILIATED BROKER/DEALER

Stein Roe and Colonial may use the services of AlphaTrade Inc., an affiliated broker-dealer, when buying or selling equity securities for a Fund's portfolio, pursuant to procedures adopted by the Board of Trustees.


MIXED AND SHARED FUNDING
--------------------------------------------------------------------------------

As described above, the Funds serve as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may, from time to time, become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                      OTHER INVESTMENT STRATEGIES AND RISKS


Each Fund's principal investment strategies and their associated risks are described under "The Funds - Principal Investment Strategies" and "The Funds - Principal Investment Risks." In seeking to meet their investment goals, the Funds may also invest in other securities and use certain other investment techniques. These securities and investment techniques offer opportunities and carry various risks. The Funds may elect not to buy any of these securities or use any of these techniques unless they believe that doing so will help them achieve their investment goals. The Funds may not always achieve their investment goals. Additional information about the Funds' securities and investment techniques, as well as the Funds' fundamental and non-fundamental investment policies, is contained in the Statement of Additional Information.

This section describes other investments the Funds may make and the risks associated with them. In seeking to achieve their investment goals, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). Except as otherwise noted, approval by a Fund's shareholders is not required to modify or change a Fund's investment goals or any of its investment strategies.


U.S. GOVERNMENT SECURITIES
--------------------------------------------------------------------------------

(Strategic Income Fund) The Fund will invest in U.S. government securities, including U.S. Treasuries and securities of various U.S. government agencies. Agency securities include mortgage-backed securities, which represent interests in pools of mortgages. The Fund has flexibility to vary its allocation among different types of U.S. government securities based upon Colonial's judgment of which types of securities will outperform others. In selecting investments for the Fund, Colonial considers a security's expected income, together with its potential to rise or fall in price.


STRUCTURE RISK
--------------------------------------------------------------------------------

(Strategic Income Fund, U.S. Growth & Income Fund, International Fund) Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in mortgage-backed securities and asset-backed securities. Prepayment risk is the possibility that asset-backed securities may be prepaid if the underlying debt securities are prepaid. Prepayment risk for mortgage-backed securities is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed securities and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, these securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of these securities may be difficult to predict and result in greater volatility.


ZERO COUPON BONDS
--------------------------------------------------------------------------------

(Global Utilities Fund, Strategic Income Fund) Zero coupon bonds do not pay interest in cash on a current basis, but instead accrue interest over the life of the bond. As a result, these securities are issued at a deep discount. The value of these securities may fluctuate more than the value of similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest accrued on these securities is reported as income to a Fund and distributed to its shareholders.


CONVERTIBLE SECURITIES
--------------------------------------------------------------------------------

(U.S. Growth & Income Fund) Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stocks at a specified price or conversion ratio. The risk of investing in convertible securities, in addition to issuer risk and interest rate risk, is that the value of the underlying securities will fluctuate.

OTHER INVESTMENT STRATEGIES AND RISKS



DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------

(All Funds) A Fund may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. A Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.


ADDITIONAL EQUITY RISK
--------------------------------------------------------------------------------

(All Funds) The Funds may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. An investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.


PRICING RISK
--------------------------------------------------------------------------------

(All Funds) The Funds' securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that a Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If a Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If a Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.


EARLY CLOSING RISK
--------------------------------------------------------------------------------

(All Funds) The normal close of trading of securities listed on the NASDAQ National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.


TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------

(All Funds) At times, each Fund's Sub-Advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit.

Taking a temporary defensive position may prevent a Fund from achieving its investment goals.

                              FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years (or shorter period if a Fund commenced operations less than five years ago), which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the Funds' financial statements, are included in the Funds' annual report. You can request a free annual report by writing LFD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

COLONIAL INTERNATIONAL FUND FOR GROWTH, VARIABLE SERIES

                                                                                  Year ended December 31,
                                                               2001         2000          1999         1998          1997

                                                             Class A      Class A       Class A      Class A       Class A
                                                             -------      -------       -------      -------       -------
Net asset value, Beginning of period ($)                       1.93         2.79          2.00         1.78          1.96
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (a)                                      0.01         0.03          0.03         0.02          0.02
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments        (0.48)       (0.55)         0.78         0.21         (0.08)
--------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                              (0.47)       (0.52)         0.81         0.23         (0.06)
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                       --        (0.04)        (0.02)          --         (0.02)
--------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                               --           -- (b)        --        (0.01)        (0.02)
--------------------------------------------------------------------------------------------------------------------------
From net realized capital gains                                  --        (0.30)           --           --         (0.08)
--------------------------------------------------------------------------------------------------------------------------
In excess of net realized capital gains                          --           -- (b)        --           --            --
--------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                     --        (0.34)        (0.02)       (0.01)        (0.12)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                             1.46         1.93          2.79         2.00          1.78
--------------------------------------------------------------------------------------------------------------------------
Total return (%) (c)(d)                                      (24.35)      (18.47)        40.58        12.96         (3.27)
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):                              1.23         1.08          1.10         1.24          1.34
Expenses (e)
--------------------------------------------------------------------------------------------------------------------------
Net investment income (e)                                      0.41         1.20          1.14         0.77          0.82
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                           34           76            35           28            28
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                        41,299       61,372        82,071       52,468        30,600

(a) Per share data was calculated using average shares outstanding during the period.

(b)   Rounds to less than $0.01.

(c)   Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

FINANCIAL HIGHLIGHTS



COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

                                                                                  Year ended December 31,
                                                               2001         2000          1999         1998          1997

                                                             Class A      Class A       Class A      Class A       Class A
                                                             -------      -------       -------      -------       -------
Net asset value, Beginning of period ($)                       9.43        10.44         11.08        11.15         11.04
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (a)                                      0.81 (b)     0.97          0.95         0.91          0.90
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments        (0.46) (b)   (0.96)        (0.75)       (0.24)         0.11
--------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                               0.35         0.01          0.20         0.67          1.01
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                    (0.84)       (0.99)        (0.84)       (0.72)        (0.79)
--------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                               --           --            --        (0.02)        (0.05)
--------------------------------------------------------------------------------------------------------------------------
From net realized capital gains                                  --           --            --           --         (0.05)
--------------------------------------------------------------------------------------------------------------------------
In excess of net realized capital gains                          --           --            --           --         (0.01)
--------------------------------------------------------------------------------------------------------------------------
Return of capital                                             (0.02)       (0.03)           --           --            --
--------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                  (0.86)       (1.02)        (0.84)       (0.74)        (0.90)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                             8.92         9.43         10.44        11.08         11.15
--------------------------------------------------------------------------------------------------------------------------
Total return (%) (c)(d)                                        3.68         0.16          1.78         6.03          9.11 (e)
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (f)                                                   0.85         0.76          0.75         0.78          0.80
--------------------------------------------------------------------------------------------------------------------------
Net investment income (f)                                      8.42 (b)     9.36          8.57         7.92          7.86
--------------------------------------------------------------------------------------------------------------------------
Waiver/reimbursement                                             --           --            --           --          0.02
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                      62           31            35           50            94
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                       123,041      143,629       170,702      118,985        73,175

(a) Per share data was calculated using average shares outstanding during the period.

(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change, for the year ended December 31, 2001, was to decrease net investment income per share by $0.03, decrease net realized and unrealized loss per share by $0.03 and decrease the ratio of net investment income to average net assets from 8.70% to 8.42%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c)   Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) Had the manager not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

FINANCIAL HIGHLIGHTS



COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES

                                                                                  Year ended December 31,
                                                               2001         2000          1999         1998          1997

                                                             Class A      Class A       Class A      Class A       Class A
                                                             -------      -------       -------      -------       -------
Net asset value, Beginning of period ($)                      18.27        19.85         18.79        16.29         14.22
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (a)                                      0.16         0.17          0.14         0.16          0.20
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments        (0.35)        0.54          2.07         3.12          4.37
--------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                              (0.19)        0.71          2.21         3.28          4.57
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                    (0.15)       (0.17)        (0.11)       (0.12)        (0.18)
--------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                               --           -- (b)        --           --         (0.01)
--------------------------------------------------------------------------------------------------------------------------
From net realized capital gains                               (2.34)       (2.12)        (1.04)       (0.64)        (2.30)
--------------------------------------------------------------------------------------------------------------------------
In excess of net realized capital gains                          --           --            --        (0.02)        (0.01)
--------------------------------------------------------------------------------------------------------------------------
Return of capital                                             (0.04)          --            --           --            --
--------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                  (2.53)       (2.29)        (1.15)       (0.78)        (2.50)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                            15.55        18.27         19.85        18.79         16.29
--------------------------------------------------------------------------------------------------------------------------
Total return (%) (c)(d)                                       (0.60)        3.60         12.00        20.15         32.23
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (e)                                                   0.96         0.88          0.88         0.90          0.94
--------------------------------------------------------------------------------------------------------------------------
Net investment income (e)                                      0.92         0.85          0.69         0.88          1.19
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                      53          120           101           64            63
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                       180,053      203,366       212,355      146,239        96,715

(a) Per share data was calculated using average shares outstanding during the period.

(b)   Rounds to less than $0.01.

(c)   Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

FINANCIAL HIGHLIGHTS



LIBERTY VALUE FUND, VARIABLE SERIES

                                                                                Year ended December 31,
                                                              2001          2000         1999          1998         1997

                                                             Class A      Class A       Class A      Class A       Class A
                                                             -------      -------       -------      -------       -------
Net asset value, Beginning of period ($)                      15.11        13.18         16.39        15.34         13.96
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (a)                                      0.17         0.18          0.17         0.20          0.28
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments        (0.19)        1.98          0.69         1.50          3.75
--------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                              (0.02)        2.16          0.86         1.70          4.03
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                    (0.21)       (0.19)        (0.15)       (0.18)        (0.27)
--------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                               --        (0.01)           --           --         (0.01)
--------------------------------------------------------------------------------------------------------------------------
From net realized capital gains                               (1.06)       (0.03)        (3.85)       (0.47)        (2.37)
--------------------------------------------------------------------------------------------------------------------------
In excess of net realized capital gains                          --           --         (0.07)          --            --
--------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                  (1.27)       (0.23)        (4.07)       (0.65)        (2.65)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                            13.82        15.11         13.18        16.39         15.34
--------------------------------------------------------------------------------------------------------------------------
Total return (%) (b)(c)                                       (0.18)       16.43          5.55        11.13         28.97
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (d)                                                   0.81         0.74          0.73         0.76          0.79
--------------------------------------------------------------------------------------------------------------------------
Net investment income (d)                                      1.16         1.34          0.99         1.24          1.77
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                      54           84           172           28            60
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                       158,193      196,017       197,523      149,820       106,909

(a) Per share data was calculated using average shares outstanding during the period.

(b)   Total return at net asset value assuming all distributions reinvested.

(c) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

FINANCIAL HIGHLIGHTS



NEWPORT TIGER FUND, VARIABLE SERIES

                                                                                  Year ended December 31,
                                                               2001         2000          1999         1998          1997

                                                             Class A      Class A       Class A      Class A       Class A
                                                             -------      -------       -------      -------       -------
Net asset value, Beginning of period ($)                       2.19         2.62          1.57         1.71          2.52
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (a)                                      0.02         0.02          0.03         0.03          0.03
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
    investments and foreign currency                          (0.42)       (0.43)         1.04        (0.14)        (0.81)
--------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                              (0.40)       (0.41)         1.07        (0.11)        (0.78)
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                    (0.02)       (0.02)        (0.02)       (0.03)        (0.03)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                             1.77         2.19          2.62         1.57          1.71
--------------------------------------------------------------------------------------------------------------------------
Total return (%) (b)(c)                                      (18.48)      (15.63)        68.01        (6.43)       (31.14)
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (d)                                                   1.31         1.15          1.21         1.30          1.25
--------------------------------------------------------------------------------------------------------------------------
Net investment income (d)                                      0.99         0.80          1.65         2.16          1.14
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                      24           22            12           16            27
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                        33,688       44,346        46,125       23,655        24,934

(a) Per share data was calculated using average shares outstanding during the period.

(b)   Total return at net asset value assuming all distributions reinvested.

(c) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

FINANCIAL HIGHLIGHTS



STEIN ROE GLOBAL UTILITIES FUND, VARIABLE SERIES

                                                                                  Year ended December 31,
                                                               2001         2000          1999         1998          1997

                                                             Class A      Class A       Class A      Class A       Class A
                                                             -------      -------       -------      -------       -------
Net asset value, Beginning of period ($)                      13.27        17.15         13.76        11.92         10.70
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (a)                                      0.20         0.10          0.28         0.24          0.46
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments        (2.05)       (2.37)         3.63         1.93          2.62
--------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                              (1.85)       (2.27)         3.91         2.17          3.08
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                    (0.18)       (0.03)        (0.23)       (0.21)        (0.48)
--------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                               --           --            --        (0.01)           --
--------------------------------------------------------------------------------------------------------------------------
From net realized capital gains                               (0.34)       (1.58)        (0.29)       (0.11)        (1.38)
--------------------------------------------------------------------------------------------------------------------------
Return of capital                                             (0.05)          --            --           --            --
--------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                  (0.57)       (1.61)        (0.52)       (0.33)        (1.86)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                            10.85        13.27         17.15        13.76         11.92
--------------------------------------------------------------------------------------------------------------------------
Total return (%) (b)(c)                                      (14.01)      (13.20)        28.63        18.33         28.75
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (d)                                                   0.93         0.76          0.77         0.82          0.83
--------------------------------------------------------------------------------------------------------------------------
Net investment income (d)                                      1.64         0.61          1.91         1.90          3.96
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                      99           52            52           53            89
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                        59,812       93,816       110,150       71,186        54,603

(a) Per share data was calculated using average shares outstanding during the period.

(b)   Total return at net asset value assuming all distributions reinvested.

(c) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

                             SHAREHOLDER INFORMATION


PURCHASES AND REDEMPTIONS

The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Funds issue and redeem shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.


HOW THE FUNDS CALCULATE NET ASSET VALUE

Each share price is its net asset value next determined. Each Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

To calculate the net asset value on a given day, the Funds value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Funds value the security at the most recent quoted bid price. The Funds value each over-the-counter security or NASDAQ National Market System security as of the last sales price for that day. The Funds value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

The Funds value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when the Funds determine that the sale or bid price of the security does not reflect that security's market value, the Funds will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

The Funds may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. A Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of a Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.


DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

SHAREHOLDER INFORMATION



TAX CONSEQUENCES

Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the Code). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.


OTHER CLASS OF SHARES

The Funds also offer an additional class of shares, Class B shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

                                   APPENDIX A

                             MORNINGSTAR CATEGORIES


In an effort to distinguish funds by what they own, as well as by their prospectus objectives and styles, Morningstar developed the Morningstar categories. While the prospectus objective identifies a fund's investment goals based on the wording in the fund prospectus, the Morningstar category identifies funds based on their actual investment styles as measured by their underlying portfolio holdings (portfolio statistics and compositions over the past three years). Morningstar may change a fund's category assignment from time to time.

Morningstar places domestic equity funds in a category based on the style and size of the stocks they typically own. The style and size parameters are based on the divisions used in the investment style box: Value, Blend, or Growth style and Small, Middle, or Large median market capitalization (see "Morningstar Style Box" below for more details on style methodology). By reviewing their investment style over the past three years, Morningstar places domestic equity funds in one of the following nine categories: Large Growth, Large Blend, Large Value, Mid-Cap Growth, Mid-Cap Blend, Mid-Cap Value, Small Growth, Small Blend, and Small Value. Morningstar also includes several other domestic equity categories, including: Specialty Health Care, Specialty Technology, Specialty Utilities, Specialty Communications, Specialty Financials, Specialty Real Estate, Specialty Natural Resources, Convertible Bond, and Domestic Hybrid.

                              MORNINGSTAR STYLE BOX

The style box is a snapshot in time. It identifies the fund's investment style as of a particular date. The Morningstar category is based on style box information from the trailing 36 months. It provides a general picture of the fund's investment style over the past three years.

The Morningstar equity style box is a nine-box matrix that displays both the fund's investment methodology and the size of the companies in which it invests. Set forth below is the nine-box matrix.

   VALUE     BLEND     GROWTH
   --------------------------
     1         2         3           LARGE
   --------------------------
     4         5         6           MID-CAP
   --------------------------
     7         8         9           SMALL
   --------------------------


The equity style box for domestic stock funds comprises two components: MARKET CAPITALIZATION on the vertical axis and valuation on the horizontal axis.

MARKET CAPITALIZATION: Morningstar ties market cap to the relative movements of the market. The top 5% of the 5000 largest domestic stocks in Morningstar's equity database are classified as large-cap, the next 15% of the 5000 are mid-cap, and the remaining 80% (as well as companies that fall outside the largest 5000) are small-cap.

Morningstar then determines a fund's market cap by ranking the stocks in a fund's portfolio from the largest market-capitalized stock to the smallest, and then calculating the average weighted market capitalization of the stocks in the middle quintile (middle 40th percentile to 60th percentile) of the portfolio. After a fund's market cap has been determined, Morningstar places the fund in the large-cap, mid-cap or small-cap group noted above.

APPENDIX A



VALUATION: Morningstar categorizes funds by comparing the stocks in their portfolios with the most relevant of the three market cap groups. Specifically, each stock in Morningstar's equities database receives a price-to-earnings (P/E) score and a price-to-book (P/B) score. This is derived by dividing each stock's P/E and P/B by the asset-weighted median P/E and asset-weighted median P/B, respectively, of the stock's market cap group. For example, to calculate the asset-weighted median P/E, Morningstar first ranks the P/E ratios of the stocks in each market-cap group from highest to lowest, then counts down by their market caps until it reaches the 50th percentile of that market-cap group. The P/E ratio attached to that stock is the asset-weighted median P/E. Morningstar does the same to find the asset-weighted median P/B. Next, Morningstar calculates the P/E style box score and the P/B style box score for each fund by ranking the stocks in a fund's portfolio by their P/E scores and P/B scores, respectively, and then calculating an average weighted P/E score and an average weighted P/B score from the stocks in the middle quintile of each fund's portfolio. These average weighted scores are the P/E style box score and the P/B style box score of the fund's portfolio.

For each measure, 1.00 represents the market-cap group average. If the fund has a P/E style box score + P/B style box score that exceeds 2.25, the fund is categorized as growth. If the combined score falls below 1.75, the fund is categorized as value. Finally, if the score is between 1.75 and 2.25, the fund is categorized as blend.

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA  02111-2621
1-800-426-3750
www.libertyfunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Variable Investment Trust:  811-07556

Colonial International Fund for Growth, Variable Series
Colonial Strategic Income Fund, Variable Series
Colonial U.S. Growth & Income Fund, Variable Series
Liberty Value Fund, Variable Series
Newport Tiger Fund, Variable Series
Stein Roe Global Utilities Fund, Variable Series



                        [LIBERTY FUNDS LETTERHEAD lOGO]

                        LIBERTY VARIABLE INVESTMENT TRUST

PROSPECTUS DATED MAY 1, 2002

Colonial High Yield Securities Fund, Variable Series
Colonial Small Cap Value Fund, Variable Series
Colonial U.S. Growth & Income Fund, Variable Series
Crabbe Huson Real Estate Investment Fund, Variable Series
Liberty All-Star Equity Fund, Variable Series
Newport Tiger Fund, Variable Series

CLASS B SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                     * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                     * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

----------------------------
NOT FDIC   MAY LOSE VALUE
           -----------------
INSURED    NO BANK GUARANTEE
----------------------------

                                TABLE OF CONTENTS

THE TRUST                                                                      3
--------------------------------------------------------------------------------

THE FUNDS                                                                      4
--------------------------------------------------------------------------------
Defining Capitalization.....................................................   4
Each of these sections discusses the following topics:
Investment Goals, Principal Investment Strategies,
Principal Investment Risks and Performance History
Colonial High Yield Securities Fund, Variable Series........................   5
Colonial Small Cap Value Fund, Variable Series..............................   8
Colonial U.S. Growth & Income Fund, Variable Series.........................  11
Crabbe Huson Real Estate Investment Fund, Variable Series...................  14
Liberty All-Star Equity Fund, Variable Series...............................  17
Newport Tiger Fund, Variable Series.........................................  20

TRUST MANAGEMENT ORGANIZATIONS                                                23
--------------------------------------------------------------------------------
The Trustees................................................................  23
Investment Advisor:  Liberty Advisory Services Corp.........................  23
Investment Sub-Advisors and Portfolio Managers..............................  23
Rule 12b-1 Plan.............................................................  26
Mixed and Shared Funding....................................................  26

OTHER INVESTMENT STRATEGIES AND RISKS                                         27
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS                                                          29
--------------------------------------------------------------------------------

SHAREHOLDER INFORMATION                                                       35
--------------------------------------------------------------------------------
Purchases and Redemptions...................................................  35
How the Funds Calculate Net Asset Value.....................................  35
Dividends and Distributions.................................................  35
Tax Consequences............................................................  36
Other Class of Shares.......................................................  36

APPENDIX A                                                                    37
--------------------------------------------------------------------------------

                                    THE TRUST

Liberty Variable Investment Trust (Trust) includes seventeen separate mutual funds (Funds), each with its own investment goals and strategies. This Prospectus contains information about six of the Funds in the Trust. Liberty Advisory Services Corp. (LASC) is the investment advisor to each Fund. LASC has appointed an investment sub-advisor (Sub-Advisor) for each Fund. All of the Sub-Advisors are affiliates of LASC. The Funds have the following Sub-Advisors:

--------------------------------------------------------------------------------------------------------------------------
                               FUND                                                               SUB-ADVISOR
---------------------------------------------------------------------------------------------------------------------------
Colonial High Yield Securities Fund, Variable Series (High Yield Fund)              Colonial Management Associates, Inc.
Colonial Small Cap Value Fund, Variable Series (Small Cap Fund)                     (Colonial)
Colonial U.S. Growth & Income Fund, Variable Series (U.S. Growth & Income Fund)
---------------------------------------------------------------------------------------------------------------------------
Crabbe Huson Real Estate Investment Fund, Variable Series (Real Estate Fund)        Crabbe Huson Group, Inc.
                                                                                    (Crabbe Huson)
---------------------------------------------------------------------------------------------------------------------------
Liberty All-Star Equity Fund, Variable Series (All-Star Equity Fund)                Liberty Asset Management Company
                                                                                    (LAMCO)
---------------------------------------------------------------------------------------------------------------------------
Newport Tiger Fund, Variable Series (Tiger Fund)                                    Newport Fund Management, Inc. (Newport)
---------------------------------------------------------------------------------------------------------------------------


Other funds may be added or deleted from time to time. Each Fund offers two classes of shares - Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class B shares.

The Trust's Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by life insurance companies (Participating Insurance Companies). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The principal underwriter of the Funds is Liberty Funds Distributor, Inc. (LFD). LFD is an affiliate of LASC.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy of those prospectuses.

                                    THE FUNDS

DEFINING CAPITALIZATION

A company's market capitalization is simply its stock price multiplied by the number of shares of stock it has outstanding. In the financial markets, companies generally are sorted into one of three capitalization-based categories: large capitalization (large-cap); middle capitalization (mid-cap); or small capitalization (small-cap). In defining a company's market capitalization, the advisor uses capitalization-based categories that are based in part on those of Standard & Poor's Index Services. All market capitalizations are determined at the time of purchase.

LARGE CAPITALIZATION. Large-cap stocks are stocks with market capitalizations greater than $5 billion. In addition, any stock that is represented in the Standard & Poor's 500 Index is considered a large-cap stock.

MIDDLE CAPITALIZATION. Mid-cap stocks are stocks with market capitalizations between $1 billion and the capitalization of the largest stock in the Standard & Poor's MidCap 400 Index (S&P MidCap Index) ($10.4 billion as of December 31,
2001). In addition, any stock that is represented in the S&P MidCap Index is considered a mid-cap stock.

SMALL CAPITALIZATION. Small-cap stocks are stocks with market capitalizations equal to or less than the capitalization of the largest stock in the Standard & Poor's SmallCap 600 Index ($3.8 billion as of December 31, 2001).

              COLONIAL HIGH YIELD SECURITIES FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks high current income and total return.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund pursues its investment goals by investing at least 80% of its net assets (plus any borrowings for investment purposes) in lower-rated corporate debt securities. These securities have the following ratings:

            -     BB through D by Standard & Poor's;

            -     Ba through C by Moody's Investors Service, Inc.;

            - a comparable rating by another nationally recognized rating service; or

            - the security is unrated and Colonial believes it to be comparable in quality to securities having such ratings as noted above.

The Fund also may invest in equity securities to seek capital appreciation. Equity securities include common stocks, preferred stocks, warrants and debt securities convertible into common stocks. Additionally, the Fund may invest in securities issued or guaranteed by foreign governments or foreign companies, including securities issued in emerging market countries.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that Colonial's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and privately issued mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

THE FUNDS COLONIAL HIGH YIELD SECURITIES FUND, VARIABLE SERIES


Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLONIAL HIGH YIELD SECURITIES FUND, VARIABLE SERIES


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class B shares. The performance table following the bar chart shows how the Fund's average annual returns for Class B shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the CS First Boston High Yield Index (CS First Boston Index), a broad-based, unmanaged index that tracks the performance of high yield bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in the Lipper High Current Yield - Annuities Funds Category (Lipper Average), as calculated by Lipper, Inc. This category is composed of funds with investment objectives similar to those of the Fund that are options under VA contracts or VLI policies. Sales charges are not reflected in the Lipper Average.

CALENDAR YEAR TOTAL RETURNS (CLASS B) (1)

[BAR CHART]

Year
1999                    1.65%
2000                   -7.11%
2001                   -2.96%

For period shown in bar chart:
Best quarter:  4th quarter 2001, +6.67%
Worst quarter:  3rd quarter 2001, -7.53%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001

                                                        1 YEAR      LIFE OF THE
                                                                            FUND

Class B (%)                                              -2.96         -3.09 (1)
--------------------------------------------------------------------------------
CS First Boston Index (%)                                 5.78          0.02 (2)
--------------------------------------------------------------------------------
Lipper Average (%)                                        1.08         -2.03 (2)

(1) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on May 19, 1998, and Class B shares were initially offered on June 1, 2000.

(2)   Performance information is from May 31, 1998.

                 COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth by investing primarily in smaller capitalization equities.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization stocks of U.S. companies. The remainder of the Fund's assets may be invested in other stocks, or in bonds that are rated or considered by Colonial to be investment-grade. When purchasing securities for the Fund, Colonial may choose securities of companies it believes are undervalued.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that Colonial's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES


Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in Colonial's opinion, undervalued. If Colonial's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value Colonial has placed on it.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class B shares. The performance table following the bar chart shows how the Fund's average annual returns for Class B shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. Beginning in 2002, the Fund's benchmark was changed to the Standard & Poor's SmallCap 600/Barra Value Index (S&P 600/Barra Value Index), an unmanaged index that tracks the performance of value stocks, as determined by low price-to-book ratios included in the Standard & Poor's SmallCap 600 Index. Previously, the Fund's returns were compared to the Russell 2000 Index (Russell 2000 Index), an unmanaged index that tracks the performance of small-capitalization stocks traded on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market System. Colonial believes that the S&P 600/Barra Value Index, because of its greater emphasis on value stocks, more accurately reflects the type of securities in which the Fund invests. The Fund's average annual returns for the one-year and the life of the Fund periods are shown compared to the S&P 600/Barra Value Index, as well as the Fund's previous benchmark, the Russell 2000 Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.

CALENDAR YEAR TOTAL RETURNS (CLASS B) (3)

[BAR CHART]

Year
1999                   6.34%
2000                  18.88%
2001                   9.20%

For period shown in bar chart:
Best quarter:  4th quarter 2001, +17.27%
Worst quarter:  1st quarter 1999, -13.27%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001

                                                         1 YEAR      LIFE OF THE
                                                                            FUND

Class B (%)                                                9.20         5.11 (3)
--------------------------------------------------------------------------------
S&P 600/Barra Value Index (%)                             13.10         4.92 (4)
--------------------------------------------------------------------------------
Russell 2000 Index (%)                                     2.49         1.64 (4)

(3) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on May 19, 1998, and Class B shares were initially offered on June 1, 2000.

(4)   Performance information is from April 30, 1998.

               COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks long-term growth and income.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. securities, primarily consisting of large-capitalization stocks. Up to 10% of the Fund's assets may be invested in debt securities.

In selecting debt securities for the Fund, Colonial may invest in:

            -     debt securities that are convertible into common stock;

            - corporate debt securities that are rated investment grade by at least two nationally recognized rating organizations (investment grade stocks have a rating of BBB or higher by Standard & Poor's or Baa or higher by Moody's Investors Service, Inc.); and

            -     debt securities issued or guaranteed by the U.S. government.

When purchasing securities for the Fund, Colonial generally chooses securities of companies it believes are undervalued.

The Fund compares its performance to other similarly managed mutual funds as determined by Morningstar, Inc. (Morningstar). For performance comparison purposes, Morningstar places an equity fund in one of nine "categories" based upon guidelines established by Morningstar that examine both a fund's investment methodology and the size of the companies in which the fund invests. Colonial generally manages the Fund in accordance with the Morningstar guidelines for a "Large Cap Value" fund. See Appendix A for a description of the Morningstar categories.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that Colonial's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with comparable funds.

THE FUNDS COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES


Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and privately issued mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in Colonial's opinion, undervalued. If Colonial's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value Colonial has placed on it.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class B shares. The performance table following the bar chart shows how the Fund's average annual returns for Class B shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large capitalization U.S. common stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.

CALENDAR YEAR TOTAL RETURNS (CLASS B) (5)

[BAR CHART]

Year
1995                             29.70%
1996                             21.84%
1997                             32.23%
1998                             20.15%
1999                             12.00%
2000                              3.43%
2001                             -0.65%

For period shown in bar chart:
Best quarter:  4th quarter 1998, +21.79%
Worst quarter:  3rd quarter 1998, -14.16%


AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001

                                      1 YEAR          5 YEARS        LIFE OF THE
                                                                            FUND

Class B (%)                            -0.65           12.83 (5)      15.88 (5)
--------------------------------------------------------------------------------
S&P 500 Index (%)                     -11.88           10.70          15.51 (6)

(5) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on July 5, 1994, and Class B shares were initially offered on June 1, 2000.

(6)   Performance information is from June 30, 1994.

      THIS FUND IS CLOSED TO FUTURE INVESTMENTS OR TRANSFERS INTO THE FUND.

            CRABBE HUSON REAL ESTATE INVESTMENT FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks to provide growth of capital and current income.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts (REITs) and other real estate industry companies. In managing the Fund, Crabbe Huson follows a basic value contrarian approach in selecting securities for the Fund's portfolio.

The contrarian approach puts primary emphasis on security prices, balance sheet and cash flow analyses and on the relationship between the market price of a security and its estimated intrinsic value as a share of an ongoing business.

REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interest. The Fund's REIT investments will consist primarily of equity REITs which invest the majority of their assets directly in real estate and derive income primarily from rents.

Other real estate industry companies in which the Fund may invest are companies that derive at least 50% of their revenues or profits from either (a) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or (b) products or services related to the real estate industry, such as building supplies or mortgage servicing.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that Crabbe Huson's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

THE FUNDS CRABBE HUSON REAL ESTATE INVESTMENT FUND, VARIABLE SERIES


The Fund may invest in equity real estate investment trusts (REITs). REITs are entities which either own properties or make construction or mortgage loans. REITs may also include operating or finance companies. Investing in REITs involves certain unique risks in addition to those risks associated with the real estate industry in general. The prices of equity REITs are affected by changes in the value of the underlying property owned by the REITs. In addition, although the Fund does not invest directly in real estate, a REIT investment by the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.

The basic value contrarian approach is based on Crabbe Huson's belief that the securities of many companies often sell at a discount from the securities' estimated intrinsic value. Crabbe Huson attempts to identify and invest in such undervalued securities in the hope that their market price will rise to their estimated intrinsic value. If Crabbe Huson's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value Crabbe Huson has placed on it.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS CRABBE HUSON REAL ESTATE INVESTMENT FUND, VARIABLE SERIES


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class B shares. The performance table following the bar chart shows how the Fund's average annual returns for Class B shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the NAREIT Equity Index (NAREIT Index), an unmanaged index that tracks the performance of all equity real estate investment trusts that trade on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market System. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are compared to the average return of the funds included in the Lipper Real Estate Annuities Universe Funds Category (Lipper Average), as calculated by Lipper, Inc. This category is composed of funds with investment objectives similar to those of the Fund that are options under VA contracts or VLI policies. Sales charges are not reflected in the Lipper Average.

CALENDAR YEAR TOTAL RETURNS (CLASS B)

[BAR CHART]

Year
2000            16.09%
2001            14.54%

For period shown in bar chart:
Best quarter:  2nd quarter 2001, +11.25%
Worst quarter:  3rd quarter 2001, -3.37%


AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001

                                        INCEPTION      1 YEAR        LIFE OF THE
                                          DATE                          FUND
Class B (%)                               6/1/99        14.54           5.42
--------------------------------------------------------------------------------
NAREIT Index (%)                           N/A          13.93          10.31 (7)
--------------------------------------------------------------------------------
Lipper Average (%)                         N/A           7.89           8.99 (7)

(7)   Performance information is from May 31, 1999.

                  LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks total investment return, comprised of long-term capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity related securities, which include common stocks, bonds convertible into stocks, warrants and other rights to purchase stocks.

The Fund's sub-advisor, LAMCO, utilizes a multi-manager concept. LAMCO allocates the Fund's portfolio assets on an approximately equal basis among a number of independent investment management organizations (Portfolio Managers). There are five Portfolio Managers as of the date of this prospectus, each of which employs a different investment style. LAMCO attempts to periodically rebalance the portfolio among the Portfolio Managers so as to maintain an approximately equal allocation of the portfolio among them throughout all market cycles.

In LAMCO's opinion, the multi-manager concept provides advantages over the use of a single manager for the following reasons:

            - Most equity investment management firms consistently employ a distinct investment "style" which causes them to emphasize stocks with particular characteristics;

            - Because of changing investor preferences, any given investment style will move into and out of market favor and will result in better investment performance under certain market conditions, but less successful performance under other conditions;

            - Consequently, by allocating the Fund's portfolio on an approximately equal basis among Portfolio Managers employing different styles, the impact of any one style on investment performance will be diluted, and the investment performance of the total portfolio will tend to be more consistent and less volatile over the long term than if a single style were employed throughout the entire period; and

            - More consistent performance at a given annual rate of return over time produces a higher rate of return for the long term than more volatile performance having the same average of the annual rates of return.

The Fund's current Portfolio Managers and investment styles are as follows:

            - Boston Partners Asset Management, L.P. (Value) - Companies with low price-to-earnings and price-to-book ratios where a catalyst for positive change has been identified.

            - Oppenheimer Capital (Value) - Companies that exhibit the ability to generate excess cash flow while earning high returns on invested capital that trade below their intrinsic value.

            - Schneider Capital Management Corporation (Value) - Companies that are overlooked and undervalued where the firm anticipates a rebound in earnings.

            - Mastrapasqua & Associates (Growth) - Companies whose valuations do not reflect the potential for accelerated earnings and cash flow growth.

            - TCW Investment Management Company (Growth) - Companies that have superior sales growth, leading and/or rising market shares, and high and/or rising profit margins.

THE FUNDS LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES


LAMCO continuously monitors the performance and investment styles of the Fund's Portfolio Managers and from time to time may recommend changes of Portfolio Managers based on factors such as:

            - A change or departure in a Portfolio Manager's investment style for which it had been selected;

            - A deterioration in a Portfolio Manager's performance relative to that of other investment management firms practicing a similar style; or

            -     Adverse changes in its ownership or personnel.

LAMCO also may recommend Portfolio Manager changes to change the mix of investment styles employed by the Fund's Portfolio Managers. The Board of Trustees must approve all Portfolio Manager changes. LAMCO is also the manager of Liberty All-Star Equity Fund, a multi-managed, closed-end fund. This fund has the same investment goals and investment program as the Fund, and currently has the same Portfolio Managers. LAMCO expects that this fund will make corresponding changes if and when Portfolio Managers are changed in the future.

The Fund will remain substantially fully invested during periods when stock prices generally rise and also during periods when they generally decline. The Fund is intended to be a long-term investment vehicle and is not designed to provide a means of speculating on short-term stock market movements.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the Portfolio Managers' stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the Portfolio Managers' opinion undervalued. If the Portfolio Managers' assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the Portfolio Managers have placed on it.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class B shares. The performance table following the bar chart shows how the Fund's average annual returns for Class B shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Russell 3000 Index (Russell 3000 Index), an unmanaged index that tracks the performance of the 3000 largest U.S. companies based on total market capitalization. The Fund's returns are also compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in the Lipper Growth & Income - Annuities Funds Category (Lipper Average), as calculated by Lipper, Inc. This category is composed of funds with investment objectives similar to those of the Fund that are options under VA contracts or VLI policies. Sales charges are not reflected in the Lipper Average.

CALENDAR YEAR TOTAL RETURNS (CLASS B) (8)

[BAR CHART]

Year
1998                        18.67%
1999                         8.47%
2000                         6.26%
2001                       -12.82%

For period shown in bar chart:
Best quarter:  4th quarter 1998, +18.67%
Worst quarter:  3rd quarter 2001, -18.77%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001

                                                         1 YEAR      LIFE OF THE
                                                                            FUND

Class B (%)                                              -12.82        4.57 (8)
--------------------------------------------------------------------------------
Russell 3000 Index (%)                                   -11.46        5.71 (9)
--------------------------------------------------------------------------------
S&P 500 Index (%)                                        -11.88        5.99 (9)
--------------------------------------------------------------------------------
Lipper Average (%)                                        -7.13        5.44 (9)

(8) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on November 17, 1997, and Class B shares were initially offered on June 1, 2000.

(9)   Performance information is from November 30, 1997.

                       NEWPORT TIGER FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies located in the ten Tiger countries of Asia. The Tigers of Asia are Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, India, Indonesia, the People's Republic of China and the Philippines. In selecting investments for the Fund, Newport typically purchases stocks of quality growth companies.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that Newport's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

THE FUNDS NEWPORT TIGER FUND, VARIABLE SERIES


Because the Fund's investments are concentrated in the ten Tiger countries of Asia, the Fund is particularly susceptible to regional risks. Events in any one Tiger country may impact the other countries or the Asian region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which may result in greater losses and volatility.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS NEWPORT TIGER FUND, VARIABLE SERIES


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class B shares. The performance table following the bar chart shows how the Fund's average annual returns for Class B shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Morgan Stanley Capital International EAFE (GDP) Index (MSCI EAFE (GDP) Index), an unmanaged index that tracks the performance of equity securities of developed countries outside North America, including Hong Kong and Singapore and is weighted against the Gross Domestic Product. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in the Lipper Pacific Region - Annuities Funds Category (Lipper Average), as calculated by Lipper, Inc. This category is composed of funds with investment objectives similar to those of the Fund that are options under VA contracts or VLI policies. Sales charges are not reflected in the Lipper Average.

CALENDAR YEAR TOTAL RETURNS (CLASS B) (10)

[BAR CHART]

Year
1996               11.73%
1997              -31.14%
1998               -6.43%
1999               68.01%
2000              -15.27%
2001              -16.66%

For period shown in bar chart:
Best quarter:  4th quarter 1998, +37.93%
Worst quarter:  2nd quarter 1998, -28.81%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001

                                         1 YEAR       5 YEARS        LIFE OF THE
                                                                            FUND

Class B (%)                              -16.66        -5.23 (10)     -0.27 (10)
--------------------------------------------------------------------------------
MSCI EAFE (GDP) Index (%)                -22.20         2.90           4.00 (11)
--------------------------------------------------------------------------------
Lipper Average (%)                       -20.80        -7.94          -6.69 (11)

(10) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on May 1, 1995, and Class B shares were initially offered on June 1, 2000.

(11)  Performance information is from April 30, 1995.

                         TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES
--------------------------------------------------------------------------------
The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR: LIBERTY ADVISORY SERVICES CORP.
--------------------------------------------------------------------------------
LASC, located at One Financial Center, Boston, Massachusetts 02111, is the Funds' investment advisor. LASC is an indirect wholly owned subsidiary of FleetBoston Financial Corporation (FleetBoston). LASC has been an investment advisor since 1993. As of March 31, 2002, LASC managed over $855.4 million in assets. LASC designates the Funds' Sub-Advisors, evaluates and monitors Sub-Advisors' performance and investment programs and recommends to the Board of Trustees whether Sub-Advisors' contracts should be continued or modified and the addition or deletion of Sub-Advisors. LASC also has the responsibility of administering the Trust's operations, which it may delegate, at its own expense, to certain affiliates. LASC has delegated its administrative responsibilities to Colonial in accordance with this authority.

For the 2001 fiscal year, aggregate advisory fees paid to LASC by the Funds amounted to the following annual rates of the average daily net assets of each specified Fund:

      Colonial High Yield Securities Fund, Variable Series           0.60%
      Colonial Small Cap Value Fund, Variable Series                 0.80%
      Colonial U.S. Growth & Income Fund, Variable Series            0.80%
      Crabbe Huson Real Estate Investment Fund, Variable Series      1.00% (12)
      Liberty All-Star Equity Fund, Variable Series                  0.80%
      Newport Tiger Fund, Variable Series                            0.90%

(12) The Real Estate Fund's advisor has voluntarily agreed to reimburse all expenses including management fees so that total expenses of the Fund (excluding interest, taxes, 12b-1, brokerage and extraordinary expenses) do not exceed 1.20%. As a result, the actual management fee paid to the advisor for the 2001 fiscal year was 0.00%.

INVESTMENT SUB-ADVISORS AND PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
The Sub-Advisors manage the assets of the Funds under the supervision of LASC and the Board of Trustees. Each Sub-Advisor determines which securities and other instruments are purchased and sold for the Fund(s) it sub-advises. Each Sub-Advisor is an indirect wholly owned subsidiary of FleetBoston.

COLONIAL

Colonial, an investment advisor since 1931, is the Sub-Advisor of each of the High Yield Fund, Small Cap Fund and U.S. Growth & Income Fund. Colonial's principal business address is One Financial Center, Boston, Massachusetts 02111. As of March 31, 2002, Colonial managed over $14.5 billion in assets.

LASC, out of the management fees it receives from the Funds, pays Colonial sub-advisory fees at the following annual rates of the average daily net assets of each specified Fund:

      Colonial High Yield Securities Fund, Variable Series           0.40%
      Colonial Small Cap Value Fund, Variable Series                 0.60%
      Colonial U.S. Growth & Income Fund, Variable Series            0.60%

Colonial also provides transfer agency, pricing and record keeping services for the Funds under separate agreements.

TRUST MANAGEMENT ORGANIZATIONS


SCOTT B. RICHARDS, a senior vice president of Colonial, has managed or co-managed the High Yield Fund since May, 1999. Prior to joining Colonial he was employed with State Street Research & Management Company as a vice president and a portfolio manager from January, 1994 to May, 1999.

DANIEL K. CANTOR, CFA, a senior vice president of Colonial, has co-managed the Small Cap Fund since August, 2000. Mr. Cantor has managed or co-managed various other funds for Stein Roe & Farnham Incorporated (Stein Roe), an affiliate of Colonial, since 1994 and was a senior equity analyst for Stein Roe from 1985 through 1994.

JEFFREY C. KINZEL, CFA, a senior vice president of Colonial, has co-managed the Small Cap Fund since August, 2000. Mr. Kinzel has been a portfolio manager for Stein Roe since 1996 and was an analyst for Stein Roe from 1991 through 1999.

HARVEY B. HIRSCHHORN, a senior vice president of Colonial, has co-managed the U.S. Growth & Income Fund since August, 2000. Mr. Hirschhorn has been affiliated with and has managed various other funds for Stein Roe, an affiliate of Colonial, since 1973.

SCOTT SCHERMERHORN, a senior vice president of Colonial, has co-managed the U.S. Growth & Income Fund since August, 2000. He has managed various other funds for Colonial since October, 1998. Prior to joining Colonial, Mr. Schermerhorn was the head of the value team at Federated Investors from May, 1996 to October, 1998 where he managed the American Leader Fund, Federated Stock Trust and Federated Stock and Bond Fund as well as other institutional accounts.

Colonial will use Newport's trading facilities when buying or selling foreign securities for the Funds' portfolios. Newport executes all trades under its own procedures.

Colonial's investment advisory business is part of a larger organization known as Columbia Management Group, Inc. (Columbia Management). Columbia Management is a wholly owned subsidiary of FleetBoston and includes several separate legal entities. Colonial and these other legal entities are managed by a single management team. These Columbia Management entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Fund. Colonial is a registered investment advisor.

CRABBE HUSON

Crabbe Huson, an investment advisor since 1980, is the Sub-Advisor of the Real Estate Fund. Crabbe Huson's principal address is 121 S.W. Morrison, Suite 1400, Portland, Oregon 97204. As of January 31, 2002, Crabbe Huson managed over $1.1 billion in assets.

LASC, out of the management fees it receives from the Trust, pays Crabbe Huson a sub-advisory fee at the annual rate of 0.80% of the average daily net assets of the Real Estate Fund.

JOHN E. MAACK JR., CFA, has managed the Real Estate Fund since July, 2000. Mr. Maack joined Crabbe Huson in July, 1988. From July, 1988 to July, 1999 Mr. Maack served as a portfolio manager and securities analyst. After a sabbatical, he returned to employment in December, 1999 as director of equities, portfolio manager and securities analyst. Mr. Maack previously managed the Real Estate Fund from its inception, June, 1999, to July, 1999, prior to his sabbatical.


LAMCO AND LAMCO'S PORTFOLIO MANAGERS

LAMCO, an investment advisor since 1985, is the Sub-Advisor of the All-Star Equity Fund. LAMCO's principal address is One Financial Center, Boston, Massachusetts 02111. As of March 31, 2002, LAMCO managed over $1.33 billion in assets.

LASC, out of the management fees it receives from the Trust, pays LAMCO a sub-advisory fee at the annual rate of 0.60% of the average daily net assets of the All-Star Equity Fund.

TRUST MANAGEMENT ORGANIZATIONS


LAMCO is a manager of other investment managers which LAMCO recommends to the Board of Trustees for appointment pursuant to portfolio management agreements among the Trust, LAMCO and the Portfolio Managers. The management agreements permit each Portfolio Manager to have full investment discretion and authority over investment of a portion of the Fund's assets.

Out of the management fees it receives from LASC, LAMCO pays each Portfolio Manager a fee at the annual rate of 0.30% of the average daily net assets of the portion of the Fund's assets assigned to that Portfolio Manager.

No one individual at LAMCO is responsible for LAMCO's investment management of the All-Star Equity Fund. The following individuals who work for the indicated Portfolio Managers each manage a portion of All-Star Equity Fund's assets:

- FRANK MASTRAPASQUA, Ph.D., Chairman and Chief Executive Officer of Mastrapasqua & Associates, and THOMAS A. TRANTUM, CFA, President of Mastrapasqua & Associates

-     JOHN LINDENTHAL, Managing Director of Oppenheimer Capital

- MARK DONOVAN, Chairman, Equity Strategy Committee, of Boston Partners Asset Management, L.P.

- ARNOLD C. SCHNEIDER III, President and Chief Investment Officer of Schneider Capital Management Corporation

- GLEN E. BICKERSTAFF, Managing Director - U.S. Equities; BRIAN M. BEITNER, CFA and Managing Director - U.S. Equities and Director of U.S. Equities Research; LEIGH R. CRAWFORD, Managing Director - U.S. Equities of TCW Investment Management Company

A more complete description of each Portfolio Manager is included in the Statement of Additional Information. The Trust and LAMCO have received an exemptive order from the Securities and Exchange Commission that permits the All-Star Equity Fund to change Portfolio Managers without a vote of the shareholders. Information regarding any new Portfolio Manager is sent to holders of VA contracts and VLI policies within 90 days following the effective date of the change.

NEWPORT

Newport, an investment advisor since 1987, is the Sub-Advisor of the Tiger Fund. Newport's principal address is 580 California Street, Suite 1960, San Francisco, California 94104. As of March 31, 2002, Newport managed over $935 million in assets.

LASC, out of the management fees it receives from the Trust, pays Newport a sub-advisory fee at the annual rate of 0.70% of the average daily net assets of the Tiger Fund.

LYNDA COUCH, a managing director of Newport and Newport Pacific, has managed or co-managed the Tiger Fund since May, 1999. Ms. Couch has managed various other Newport Funds since April, 1995. Ms. Couch has been an officer of Newport and Newport Pacific since 1994.


AFFILIATED BROKER/DEALER

Colonial may use the services of AlphaTrade Inc., an affiliated broker-dealer, when buying or selling equity securities for a Fund's portfolio, pursuant to procedures adopted by the Board of Trustees.

TRUST MANAGEMENT ORGANIZATIONS


RULE 12B-1 PLAN
--------------------------------------------------------------------------------
The Funds have adopted a plan under Rule 12b-1 that permits them to pay LFD marketing and other fees to support the sale and distribution of Class B shares. The annual distribution fee may equal up to 0.25% of average daily net assets for Class B shares. Distribution fees are paid out of the assets attributable to the Class B shares. LFD has voluntarily agreed to reimburse the distribution fee to the extent necessary to limit the Class B expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses, incurred by each of the following Funds to the following annual rates (as a percentage of Class B's average daily net assets):

U.S. Growth Fund:                        1.00%
All-Star Equity Fund:                    1.00%
Small Cap Fund:                          1.10%
High Yield Fund:                         0.95%

If, after reimbursing the distribution fee, Class B expenses are above the expense limit, LASC will then reimburse other Fund expenses for both Class A and Class B to the extent necessary to reach the expense limit.

Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges.

MIXED AND SHARED FUNDING
--------------------------------------------------------------------------------
As described above, the Funds serve as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may, from time to time, become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                      OTHER INVESTMENT STRATEGIES AND RISKS

Each Fund's principal investment strategies and their associated risks are described under "The Funds - Principal Investment Strategies" and "The Funds - Principal Investment Risks." In seeking to meet their investment goals, the Funds may also invest in other securities and use certain other investment techniques. These securities and investment techniques offer opportunities and carry various risks. The Funds may elect not to buy any of these securities or use any of these techniques unless they believe that doing so will help them achieve their investment goals. The Funds may not always achieve their investment goals. Additional information about the Funds' securities and investment techniques, as well as the Funds' fundamental and non-fundamental investment policies, is contained in the Statement of Additional Information.

This section describes other investments the Funds may make and the risks associated with them. In seeking to achieve their investment goals, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). Except as otherwise noted, approval by a Fund's shareholders is not required to modify or change a Fund's investment goals or any of its investment strategies.

STRUCTURE RISK
--------------------------------------------------------------------------------
(U.S. Growth & Income Fund, High Yield Fund) Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in mortgage-backed securities and asset-backed securities. Prepayment risk is the possibility that asset-backed securities may be prepaid if the underlying debt securities are prepaid. Prepayment risk for mortgage-backed securities is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed securities and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, these securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of these securities may be difficult to predict and result in greater volatility.

ZERO COUPON BONDS
--------------------------------------------------------------------------------
(High Yield Fund) Zero coupon bonds do not pay interest in cash on a current basis, but instead accrue interest over the life of the bond. As a result, these securities are issued at a deep discount. The value of these securities may fluctuate more than the value of similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest accrued on these securities is reported as income to the Fund and distributed to its shareholders.

CONVERTIBLE SECURITIES
--------------------------------------------------------------------------------
(U.S. Growth & Income Fund, High Yield Fund) Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stocks at a specified price or conversion ratio. The risk of investing in convertible securities, in addition to issuer risk and interest rate risk, is that the value of the underlying securities will fluctuate.

OTHER INVESTMENT STRATEGIES AND RISKS


DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
(All Funds) A Fund may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. A Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

ADDITIONAL EQUITY RISK
--------------------------------------------------------------------------------
(All Funds) The Funds may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. An investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

PRICING RISK
--------------------------------------------------------------------------------
(All Funds) The Funds' securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that a Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If a Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If a Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.

EARLY CLOSING RISK
--------------------------------------------------------------------------------
(All Funds) The normal close of trading of securities listed on the NASDAQ National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
At times, with the exception of the All-Star Equity Fund, each Fund's Sub-Advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit.

(High Yield Fund) If necessary, the Fund has the ability to invest 100% of its assets in higher-rated securities, if, in Colonial's opinion, economic conditions create a situation where yield spreads narrow between lower- and higher-rated securities.

Taking a temporary defensive position may prevent a Fund from achieving its investment goals.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years (or shorter period if a Fund commenced operations less than five years ago), which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the Funds' financial statements, are included in the Funds' annual report. You can request a free annual report by writing LFD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

COLONIAL HIGH YIELD SECURITIES FUND, VARIABLE SERIES

                                                                          Year ended        Period ended
                                                                         December 31,       December 31,
                                                                             2001             2000 (a)

                                                                           Class B            Class B
                                                                           -------            -------
Net asset value, Beginning of period ($)                                     7.42               8.64
--------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (b)                                                    0.74 (c)           0.48
--------------------------------------------------------------------------------------------------------
Net realized and unrealized loss on investments and foreign currency        (0.96)(c)          (0.91)
--------------------------------------------------------------------------------------------------------
Total from Investment Operations                                            (0.22)             (0.43)
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                                  (0.66)             (0.75)
--------------------------------------------------------------------------------------------------------
In excess of net investment income                                             --              (0.02)
--------------------------------------------------------------------------------------------------------
Return of capital                                                           (0.04)             (0.02)
--------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                                (0.70)             (0.79)
--------------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                                           6.50               7.42
--------------------------------------------------------------------------------------------------------
Total return (%) (d)(e)(f)                                                  (2.96)             (4.96)(g)
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (h)                                                                 0.95               0.95 (i)
--------------------------------------------------------------------------------------------------------
Net investment income (h)                                                   10.19 (c)           9.88 (i)
--------------------------------------------------------------------------------------------------------
Waiver/reimbursement                                                         0.23               0.24 (i)
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    54                 35
--------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                                       8,716              1,199

(a)   Class B shares were initially offered on June 1, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change, for the year ended December 31, 2001, was to increase net investment income per share by $0.05, decrease net realized and unrealized gain/loss per share by $0.05 and increase the ratio of net investment income to average net assets from 9.47% to 10.19%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(d)   Total return at net asset value assuming all distributions reinvested.
(e) Had the distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(g)   Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(i)   Annualized.

FINANCIAL HIGHLIGHTS

COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

                                                           Year ended       Period ended
                                                          December 31,      December 31,
                                                              2001            2000 (a)

                                                             Class B          Class B
                                                             -------          -------
Net asset value, Beginning of period ($)                      10.73             9.21
----------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (b)                                      0.02             0.06
----------------------------------------------------------------------------------------
Net realized and unrealized loss on investments                0.97             1.57
----------------------------------------------------------------------------------------
Total from Investment Operations                               0.99             1.63
----------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                    (0.02)           (0.05)
----------------------------------------------------------------------------------------
From net realized capital gains                               (0.15)           (0.06)
----------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                  (0.17)           (0.11)
----------------------------------------------------------------------------------------
Net asset value, End of period ($)                            11.55            10.73
----------------------------------------------------------------------------------------
Total return (%) (c)(d)(e)                                     9.20            17.72 (f)
----------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (g)                                                   1.10             1.10 (h)
----------------------------------------------------------------------------------------
Net investment income (g)                                      0.22             1.01 (h)
----------------------------------------------------------------------------------------
Waiver/reimbursement                                           0.47             1.07 (h)
----------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                      56               54
----------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                         9,020            3,469

(a)   Class B shares were initially offered on June 1, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c)   Total return at net asset value assuming all distributions reinvested.
(d) Had the manager and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(f)   Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(h)   Annualized.

FINANCIAL HIGHLIGHTS


COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES

                                                             Year ended       Period ended
                                                            December 31,      December 31,
                                                                2001             2000 (a)

                                                               Class B           Class B
                                                               -------           -------
Net asset value, Beginning of period ($)                        18.26             19.82
-------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (b)                                        0.15              0.08
-------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments          (0.35)             0.65
-------------------------------------------------------------------------------------------
Total from Investment Operations                                (0.20)             0.73
-------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                      (0.15)            (0.17)
-------------------------------------------------------------------------------------------
In excess of net investment income                                 --                -- (c)
-------------------------------------------------------------------------------------------
From net realized capital gains                                 (2.34)            (2.12)
-------------------------------------------------------------------------------------------
Return of capital                                               (0.04)               --
-------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                    (2.53)            (2.29)
-------------------------------------------------------------------------------------------
Net asset value, End of period ($)                              15.53             18.26
-------------------------------------------------------------------------------------------
Total return (%) (d)(e)(f)                                      (0.65)             3.64 (g)
-------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (h)                                                     1.00              1.00 (i)
-------------------------------------------------------------------------------------------
Net investment income (h)                                        0.88              0.71 (i)
-------------------------------------------------------------------------------------------
Waiver/reimbursement                                             0.21              0.13 (i)
-------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                        53               120
-------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                          25,742             4,318

(a)   Class B shares were initially offered on June 1, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c)   Rounds to less than $0.01.
(d)   Total return at net asset value assuming all distributions reinvested.
(e) Had the manager and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(g)   Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(i)   Annualized.

FINANCIAL HIGHLIGHTS


CRABBE HUSON REAL ESTATE INVESTMENT FUND, VARIABLE SERIES

                                                                                           Period ended

                                                              Year ended December 31,      December 31,
                                                              2001              2000         1999 (a)

                                                             Class B           Class B       Class B
                                                             -------           -------       -------
Net asset value, Beginning of period ($)                       9.17              8.34         10.00
-------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (b)                                      0.48              0.64          0.31
-------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments         0.85              0.70         (1.70)
-------------------------------------------------------------------------------------------------------
Total from Investment Operations                               1.33              1.34         (1.39)
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                    (0.36)            (0.29)        (0.22)
-------------------------------------------------------------------------------------------------------
In excess of net investment income                               --             (0.12)           --
-------------------------------------------------------------------------------------------------------
Return of capital                                             (0.16)            (0.10)        (0.05)
-------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                  (0.52)            (0.51)        (0.27)
-------------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                             9.98              9.17          8.34
-------------------------------------------------------------------------------------------------------
Total return (%) (c)(d)(e)                                    14.54             16.09        (13.80)(f)
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (g)                                                   1.45              1.45          1.45 (h)
-------------------------------------------------------------------------------------------------------
Net investment income (g)                                      4.89              6.96          5.90 (h)
-------------------------------------------------------------------------------------------------------
Waiver/reimbursement                                           1.80              1.66          2.80 (h)
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                      35                85            57 (f)
-------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                         4,742             4,152         2,180

(a) For the period from commencement of operations on June 1, 1999 to December 31, 1999.

(b) Per share data was calculated using average shares outstanding during the period.

(c)   Total return at net asset value assuming all distributions reinvested.
(d) Had the manager not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f)   Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(h)   Annualized.

FINANCIAL HIGHLIGHTS


LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

                                                             Year ended     Period ended
                                                            December 31,    December 31,
                                                               2001           2000 (a)

                                                              Class B         Class B
                                                              -------         -------
Net asset value, Beginning of period ($)                       12.42           12.97
----------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (b)                                       0.03            0.05
----------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments         (1.66)           0.24
----------------------------------------------------------------------------------------
Total from Investment Operations                               (1.63)           0.29
----------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                     (0.03)          (0.05)
----------------------------------------------------------------------------------------
From net realized gains                                        (0.23)          (0.79)
----------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                   (0.26)          (0.84)
----------------------------------------------------------------------------------------
Net asset value, End of period ($)                             10.53           12.42
----------------------------------------------------------------------------------------
Total return (%) (c)(d)(e)                                    (12.82)           2.17 (f)
----------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (g)                                                    1.00            1.00 (h)
----------------------------------------------------------------------------------------
Net investment income (g)                                       0.26            0.63 (h)
----------------------------------------------------------------------------------------
Waiver/reimbursement                                            0.25            0.45 (h)
----------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                       62              97
----------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                          4,382           2,727

(a)   Class B shares were initially offered on June 1, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c)   Total return at net asset value assuming all distributions reinvested.
(d) Had the manager and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(f)   Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(h)   Annualized.

FINANCIAL HIGHLIGHTS


NEWPORT TIGER FUND, VARIABLE SERIES

                                                          Year ended      Period ended
                                                         December 31,     December 31,
                                                             2001           2000 (a)

                                                            Class B         Class B
                                                            -------         -------
Net asset value, Beginning of period ($)                      2.19            2.35
--------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (b)                                     0.01              -- (c)
--------------------------------------------------------------------------------------
Net realized and unrealized loss on investments
    and foreign currency                                     (0.37)          (0.14)
--------------------------------------------------------------------------------------
Total from Investment Operations                             (0.36)          (0.14)
--------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                   (0.02)          (0.02)
--------------------------------------------------------------------------------------
Net asset value, End of period ($)                            1.81            2.19
--------------------------------------------------------------------------------------
Total return (%) (d)(e)                                     (16.66)          (5.94)(f)
--------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (g)                                                  1.56            1.47 (h)
--------------------------------------------------------------------------------------
Net investment income (g)                                     0.74            0.11 (h)
--------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                     24              22
--------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                        2,232             644

(a)   Class B shares were initially offered on June 1, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c)   Rounds to less than $0.01.
(d)   Total return at net asset value assuming all distributions reinvested.
(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(f)   Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(h)   Annualized.

                             SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS

The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Funds issue and redeem shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

HOW THE FUNDS CALCULATE NET ASSET VALUE

Each share price is its net asset value next determined. Each Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

To calculate the net asset value on a given day, the Funds value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Funds value the security at the most recent quoted bid price. The Funds value each over-the-counter security or NASDAQ National Market System security as of the last sales price for that day. The Funds value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

The Funds value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when the Funds determine that the sale or bid price of the security does not reflect that security's market value, the Funds will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

The Funds may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. A Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of a Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

SHAREHOLDER INFORMATION


TAX CONSEQUENCES

Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the Code). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

OTHER CLASS OF SHARES

The Funds also offer an additional class of shares, Class A shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

                                   APPENDIX A

                             MORNINGSTAR CATEGORIES

In an effort to distinguish funds by what they own, as well as by their prospectus objectives and styles, Morningstar developed the Morningstar categories. While the prospectus objective identifies a fund's investment goals based on the wording in the fund prospectus, the Morningstar category identifies funds based on their actual investment styles as measured by their underlying portfolio holdings (portfolio statistics and compositions over the past three years). Morningstar may change a fund's category assignment from time to time.

Morningstar places domestic equity funds in a category based on the style and size of the stocks they typically own. The style and size parameters are based on the divisions used in the investment style box: Value, Blend, or Growth style and Small, Middle, or Large median market capitalization (see "Morningstar Style Box" below for more details on style methodology). By reviewing their investment style over the past three years, Morningstar places domestic equity funds in one of the following nine categories: Large Growth, Large Blend, Large Value, Mid-Cap Growth, Mid-Cap Blend, Mid-Cap Value, Small Growth, Small Blend, and Small Value. Morningstar also includes several other domestic equity categories, including: Specialty Health Care, Specialty Technology, Specialty Utilities, Specialty Communications, Specialty Financials, Specialty Real Estate, Specialty Natural Resources, Convertible Bond, and Domestic Hybrid.

                              MORNINGSTAR STYLE BOX

The style box is a snapshot in time. It identifies the fund's investment style as of a particular date. The Morningstar category is based on style box information from the trailing 36 months. It provides a general picture of the fund's investment style over the past three years.

The Morningstar equity style box is a nine-box matrix that displays both the fund's investment methodology and the size of the companies in which it invests. Set forth below is the nine-box matrix.

             VALUE   BLEND   GROWTH
LARGE        1       2       3

MID-CAP      4       5       6

SMALL        7       8       9

The equity style box for domestic stock funds comprises two components: MARKET CAPITALIZATION on the vertical axis and VALUATION on the horizontal axis.

MARKET CAPITALIZATION: Morningstar ties market cap to the relative movements of the market. The top 5% of the 5000 largest domestic stocks in Morningstar's equity database are classified as large-cap, the next 15% of the 5000 are mid-cap, and the remaining 80% (as well as companies that fall outside the largest 5000) are small-cap.

Morningstar then determines a fund's market cap by ranking the stocks in a fund's portfolio from the largest market-capitalized stock to the smallest, and then calculating the average weighted market capitalization of the stocks in the middle quintile (middle 40th percentile to 60th percentile) of the portfolio. After a fund's market cap has been determined, Morningstar places the fund in the large-cap, mid-cap or small-cap group noted above.

APPENDIX A


VALUATION: Morningstar categorizes funds by comparing the stocks in their portfolios with the most relevant of the three market cap groups. Specifically, each stock in Morningstar's equities database receives a price-to-earnings (P/E) score and a price-to-book (P/B) score. This is derived by dividing each stock's P/E and P/B by the asset-weighted median P/E and asset-weighted median P/B, respectively, of the stock's market cap group. For example, to calculate the asset-weighted median P/E, Morningstar first ranks the P/E ratios of the stocks in each market-cap group from highest to lowest, then counts down by their market caps until it reaches the 50th percentile of that market-cap group. The P/E ratio attached to that stock is the asset-weighted median P/E. Morningstar does the same to find the asset-weighted median P/B. Next, Morningstar calculates the P/E style box score and the P/B style box score for each fund by ranking the stocks in a fund's portfolio by their P/E scores and P/B scores, respectively, and then calculating an average weighted P/E score and an average weighted P/B score from the stocks in the middle quintile of each fund's portfolio. These average weighted scores are the P/E style box score and the P/B style box score of the fund's portfolio.

For each measure, 1.00 represents the market-cap group average. If the fund has a P/E style box score + P/B style box score that exceeds 2.25, the fund is categorized as growth. If the combined score falls below 1.75, the fund is categorized as value. Finally, if the score is between 1.75 and 2.25, the fund is categorized as blend.

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA  02111-2621
1-800-426-3750
www.libertyfunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Variable Investment Trust: 811-07556

Colonial High Yield Securities Fund, Variable Series
Colonial Small Cap Value Fund, Variable Series
Colonial U.S. Growth & Income Fund, Variable Series
Crabbe Huson Real Estate Investment Fund, Variable Series
Liberty All-Star Equity Fund, Variable Series
Newport Tiger Fund, Variable Series


                           [LIBERTY FUNDS LETTERHEAD]

                        LIBERTY VARIABLE INVESTMENT TRUST


PROSPECTUS DATED MAY 1, 2002


Colonial High Yield Securities Fund, Variable Series

Colonial Small Cap Value Fund, Variable Series

Colonial Strategic Income Fund, Variable Series

Colonial U.S. Growth & Income Fund, Variable Series

Liberty All-Star Equity Fund, Variable Series

Newport Tiger Fund, Variable Series

Stein Roe Global Utilities Fund, Variable Series

CLASS A SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                     * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                     * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

----------------------------
Not FDIC   May Lose Value
          ------------------
Insured    No Bank Guarantee
----------------------------

                                TABLE OF CONTENTS

THE TRUST                                                                3
---------------------------------------------------------------------------

THE FUNDS                                                                4
---------------------------------------------------------------------------
Defining Capitalization...............................................   4
Each of these sections discusses the following topics:
Investment Goals, Principal Investment Strategies,
Principal Investment Risks and Performance History
Colonial High Yield Securities Fund, Variable Series..................   5
Colonial Small Cap Value Fund, Variable Series........................   8
Colonial Strategic Income Fund, Variable Series.......................  11
Colonial U.S. Growth & Income Fund, Variable Series...................  14
Liberty All-Star Equity Fund, Variable Series.........................  17
Newport Tiger Fund, Variable Series...................................  20
Stein Roe Global Utilities Fund, Variable Series......................  23

TRUST MANAGEMENT ORGANIZATIONS                                          26
--------------------------------------------------------------------------
The Trustees..........................................................  26
Investment Advisor:  Liberty Advisory Services Corp...................  26
Investment Sub-Advisors and Portfolio Managers........................  26
Mixed and Shared Funding..............................................  29

OTHER INVESTMENT STRATEGIES AND RISKS                                   30
--------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS                                                    32
--------------------------------------------------------------------------

SHAREHOLDER INFORMATION                                                 39
--------------------------------------------------------------------------
Purchases and Redemptions.............................................  39
How the Funds Calculate Net Asset Value...............................  39
Dividends and Distributions...........................................  39
Tax Consequences......................................................  40
Other Class of Shares.................................................  40

APPENDIX A                                                              41
--------------------------------------------------------------------------

                                    THE TRUST

Liberty Variable Investment Trust (Trust) includes seventeen separate mutual funds (Funds), each with its own investment goals and strategies. This Prospectus contains information about seven of the Funds in the Trust. Liberty Advisory Services Corp. (LASC) is the investment advisor to each Fund. LASC has appointed an investment sub-advisor (Sub-Advisor) for each Fund. All of the Sub-Advisors are affiliates of LASC. The Funds have the following Sub-Advisors:



                                          FUND                                                           SUB-ADVISOR
                                          ----                                                           -----------
Colonial High Yield Securities Fund, Variable Series (High Yield Fund)                     Colonial Management Associates, Inc.
Colonial Small Cap Value Fund, Variable Series (Small Cap Fund)                            (Colonial)
Colonial Strategic Income Fund, Variable Series (Strategic Income Fund)
Colonial U.S. Growth & Income Fund, Variable Series (U.S. Growth & Income Fund)

Liberty All-Star Equity Fund, Variable Series (All-Star Equity Fund)                       Liberty Asset Management Company
                                                                                           (LAMCO)

Newport Tiger Fund, Variable Series (Tiger Fund)                                           Newport Fund Management, Inc. (Newport)

Stein Roe Global Utilities Fund, Variable Series (Global Utilities Fund)                   Stein Roe & Farnham Incorporated
                                                                                           (Stein Roe)

Other funds may be added or deleted from time to time. Each Fund offers two classes of shares - Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class A shares.

The Trust's Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by life insurance companies (Participating Insurance Companies). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The principal underwriter of the Funds is Liberty Funds Distributor, Inc. (LFD). LFD is an affiliate of LASC.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy of those prospectuses.

                                    THE FUNDS


DEFINING CAPITALIZATION

A company's market capitalization is simply its stock price multiplied by the number of shares of stock it has outstanding. In the financial markets, companies generally are sorted into one of three capitalization-based categories: large capitalization (large-cap); middle capitalization (mid-cap); or small capitalization (small-cap). In defining a company's market capitalization, the advisor uses capitalization-based categories that are based in part on those of Standard & Poor's Index Services. All market capitalizations are determined at the time of purchase.

LARGE CAPITALIZATION. Large-cap stocks are stocks with market capitalizations greater than $5 billion. In addition, any stock that is represented in the Standard & Poor's 500 Index is considered a large-cap stock.

MIDDLE CAPITALIZATION. Mid-cap stocks are stocks with market capitalizations between $1 billion and the capitalization of the largest stock in the Standard & Poor's MidCap 400 Index (S&P MidCap Index) ($10.4 billion as of December 31,
2001). In addition, any stock that is represented in the S&P MidCap Index is considered a mid-cap stock.

SMALL CAPITALIZATION. Small-cap stocks are stocks with market capitalizations equal to or less than the capitalization of the largest stock in the Standard & Poor's SmallCap 600 Index ($3.8 billion as of December 31, 2001).

              COLONIAL HIGH YIELD SECURITIES FUND, VARIABLE SERIES


INVESTMENT GOALS
-------------------------------------------------------------------------------

The Fund seeks high current income and total return.


PRINCIPAL INVESTMENT STRATEGIES
-------------------------------------------------------------------------------

The Fund pursues its investment goals by investing at least 80% of its net assets (plus any borrowings for investment purposes) in lower-rated corporate debt securities. These securities have the following ratings:

      -     BB through D by Standard & Poor's;

      -     Ba through C by Moody's Investors Service, Inc.;

      -     a comparable rating by another nationally recognized rating service;
            or

      - the security is unrated and Colonial believes it to be comparable in quality to securities having such ratings as noted above.

The Fund also may invest in equity securities to seek capital appreciation. Equity securities include common stocks, preferred stocks, warrants and debt securities convertible into common stocks. Additionally, the Fund may invest in securities issued or guaranteed by foreign governments or foreign companies, including securities issued in emerging market countries.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
-------------------------------------------------------------------------------

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that Colonial's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and privately issued mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

THE FUNDS  COLONIAL HIGH YIELD SECURITIES FUND, VARIABLE SERIES

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS  COLONIAL HIGH YIELD SECURITIES FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the CS First Boston High Yield Index (CS First Boston Index), a broad-based, unmanaged index that tracks the performance of high yield bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in the Lipper High Current Yield - Annuities Funds Category (Lipper Average), as calculated by Lipper, Inc. This category is composed of funds with investment objectives similar to those of the Fund that are options under VA contracts or VLI policies. Sales charges are not reflected in the Lipper Average.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

YEAR
1999                1.65%
2000               -6.89%
2001               -2.82%

For period shown in bar chart:
Best quarter:  4th quarter 2001, +6.63%
Worst quarter:  3rd quarter 2001, -7.49%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001

                                   INCEPTION      1 YEAR          LIFE OF THE
                                     DATE                            FUND
Class A (%)                         5/19/98       -2.82            -2.98
------------------------------------------------------------------------------
CS First Boston Index (%)             N/A          5.78             0.02 (1)
------------------------------------------------------------------------------
Lipper Average (%)                    N/A          1.08            -2.03 (1)


(1)   Performance information is from April 30, 1998.

                 COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES


INVESTMENT GOAL
--------------------------------------------------------------------------------

The Fund seeks long-term growth by investing primarily in smaller capitalization equities.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization stocks of U.S. companies. The remainder of the Fund's assets may be invested in other stocks, or in bonds that are rated or considered by Colonial to be investment-grade. When purchasing securities for the Fund, Colonial may choose securities of companies it believes are undervalued.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that Colonial's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

THE FUNDS  COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in Colonial's opinion, undervalued. If Colonial's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value Colonial has placed on it.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS  COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. Beginning in 2002, the Fund's benchmark was changed to the Standard & Poor's SmallCap 600/Barra Value Index (S&P 600/Barra Value Index), an unmanaged index that tracks the performance of value stocks, as determined by low price-to-book ratios included in the Standard & Poor's SmallCap 600 Index. Previously, the Fund's returns were compared to the Russell 2000 Index (Russell 2000 Index), an unmanaged index that tracks the performance of small-capitalization stocks traded on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market System. Colonial believes that the S&P 600/Barra Value Index, because of its greater emphasis on value stocks, more accurately reflects the type of securities in which the Fund invests. The Fund's average annual returns for the one-year and the life of the Fund periods are shown compared to the S&P 600/Barra Value Index, as well as the Fund's previous benchmark, the Russell 2000 Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

YEAR
1999                6.34%
2000               18.88%
2001                9.30%

For period shown in bar chart:
Best quarter:  4th quarter 2001, +17.25%
Worst quarter:  1st quarter 1999, -13.27%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001

                                   INCEPTION      1 YEAR        LIFE OF THE
                                     DATE                          FUND
Class A (%)                         5/19/98         9.30           5.13
---------------------------------------------------------------------------
S&P 600/Barra Value Index (%)         N/A          13.10           4.92 (2)
---------------------------------------------------------------------------
Russell 2000 Index (%)                N/A           2.49           1.64 (2)


(2)   Performance information is from April 30, 1998.

                 COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------

The Fund seeks current income consistent with prudent risk. The Fund also seeks maximum total return.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

The Fund seeks to achieve its investment goals by investing primarily in:

      -     debt securities issued by the U.S. government;

      - debt securities issued by foreign governments and foreign companies including securities issued in emerging market countries; and

      -     lower-rated corporate debt securities.

Colonial allocates the Fund's investments among these types of securities at any given time based on its estimate of the expected performance and risk of each type of investment.

The Fund pursues its investment goals by investing a portion of its assets in lower-rated corporate debt securities. These securities have the following ratings:

      -     BB through D by Standard & Poor's;

      -     Ba through C by Moody's Investors Service, Inc.;

      -     a comparable rating by another nationally recognized rating service;
            or

      - the security is unrated and Colonial believes it to be comparable in quality to securities having such ratings as noted above.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that Colonial's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with comparable funds.

THE FUNDS  COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and privately issued mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS  COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Lehman Brothers Government/Credit Index (Lehman Government/Credit Index), an unmanaged index that tracks the performance of a selection of U.S. government and investment grade U.S. corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in the Lipper General Bonds - Annuities Funds Category (Lipper Average), as calculated by Lipper, Inc.. This category is composed of funds with investment objectives similar to those of the Fund that are options under VA contracts or VLI policies. Sales charges are not reflected in the Lipper Average.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

YEAR
1995               18.30%
1996                9.83%
1997                9.11%
1998                6.03%
1999                1.78%
2000                0.16%
2001                3.68%

For period shown in bar chart:
Best quarter:  1st quarter 1995, +5.62%
Worst quarter:  2nd quarter 2001, -1.56%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001

                                               INCEPTION      1 YEAR       5 YEARS    LIFE OF THE
                                                 DATE                                    FUND
Class A (%)                                     7/5/94         3.68          4.10        6.53
-------------------------------------------------------------------------------------------------
Lehman Government/Credit Index (%)                N/A          8.50          7.37        7.88 (3)
-------------------------------------------------------------------------------------------------
Lipper Average (%)                                N/A          5.62          5.20        7.00 (3)

(3)   Performance information is from June 30, 1994.

               COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES


INVESTMENT GOALS
--------------------------------------------------------------------------------

The Fund seeks long-term growth and income.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. securities, primarily consisting of large-capitalization stocks. Up to 10% of the Fund's assets may be invested in debt securities.

In selecting debt securities for the Fund, Colonial may invest in:

      -     debt securities that are convertible into common stock;

      - corporate debt securities that are rated investment grade by at least two nationally recognized rating organizations (investment grade stocks have a rating of BBB or higher by Standard & Poor's or Baa or higher by Moody's Investors Service, Inc.); and

      -     debt securities issued or guaranteed by the U.S. government.

When purchasing securities for the Fund, Colonial generally chooses securities of companies it believes are undervalued.

The Fund compares its performance to other similarly managed mutual funds as determined by Morningstar, Inc. (Morningstar). For performance comparison purposes, Morningstar places an equity fund in one of nine "categories" based upon guidelines established by Morningstar that examine both a fund's investment methodology and the size of the companies in which the fund invests. Colonial generally manages the Fund in accordance with the Morningstar guidelines for a "Large Cap Value" fund. See Appendix A for a description of the Morningstar categories.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that Colonial's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with comparable funds.

THE FUNDS  COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and privately issued mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in Colonial's opinion, undervalued. If Colonial's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value Colonial has placed on it.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS  COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large capitalization U.S. common stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

YEAR
1995               29.70%
1996               21.84%
1997               32.23%
1998               20.15%
1999               12.00%
2000                3.60%
2001               -0.60%

For period shown in bar chart:
Best quarter:  4th quarter 1998, +21.79%
Worst quarter:  3rd quarter 1998, -14.16%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001

                             INCEPTION      1 YEAR        5 YEARS    LIFE OF THE
                               DATE                                     FUND
Class A (%)                   7/5/94         -0.60         12.88       15.91
--------------------------------------------------------------------------------
S&P 500 Index (%)               N/A         -11.88         10.70       15.51 (4)

(4)      Performance information is from June 30, 1994.

                  LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------

The Fund seeks total investment return, comprised of long-term capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity related securities, which include common stocks, bonds convertible into stocks, warrants and other rights to purchase stocks.

The Fund's sub-advisor, LAMCO, utilizes a multi-manager concept. LAMCO allocates the Fund's portfolio assets on an approximately equal basis among a number of independent investment management organizations (Portfolio Managers). There are five Portfolio Managers as of the date of this prospectus, each of which employs a different investment style. LAMCO attempts to periodically rebalance the portfolio among the Portfolio Managers so as to maintain an approximately equal allocation of the portfolio among them throughout all market cycles.

In LAMCO's opinion, the multi-manager concept provides advantages over the use of a single manager for the following reasons:

      - Most equity investment management firms consistently employ a distinct investment "style" which causes them to emphasize stocks with particular characteristics;

      - Because of changing investor preferences, any given investment style will move into and out of market favor and will result in better investment performance under certain market conditions, but less successful performance under other conditions;

      - Consequently, by allocating the Fund's portfolio on an approximately equal basis among Portfolio Managers employing different styles, the impact of any one style on investment performance will be diluted, and the investment performance of the total portfolio will tend to be more consistent and less volatile over the long term than if a single style were employed throughout the entire period; and

      - More consistent performance at a given annual rate of return over time produces a higher rate of return for the long term than more volatile performance having the same average of the annual rates of return.

The Fund's current Portfolio Managers and investment styles are as follows:

      - Boston Partners Asset Management, L.P. (Value) - Companies with low price-to-earnings and price-to-book ratios where a catalyst for positive change has been identified.

      - Oppenheimer Capital (Value) - Companies that exhibit the ability to generate excess cash flow while earning high returns on invested capital that trade below their intrinsic value.

      - Schneider Capital Management Corporation (Value) - Companies that are overlooked and undervalued where the firm anticipates a rebound in earnings.

      - Mastrapasqua & Associates (Growth) - Companies whose valuations do not reflect the potential for accelerated earnings and cash flow growth.

      - TCW Investment Management Company (Growth) - Companies that have superior sales growth, leading and/or rising market shares, and high and/or rising profit margins.

THE FUNDS  LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

LAMCO continuously monitors the performance and investment styles of the Fund's Portfolio Managers and from time to time may recommend changes of Portfolio Managers based on factors such as:

      - A change or departure in a Portfolio Manager's investment style for which it had been selected;

      - A deterioration in a Portfolio Manager's performance relative to that of other investment management firms practicing a similar style; or

      -     Adverse changes in its ownership or personnel.

LAMCO also may recommend Portfolio Manager changes to change the mix of investment styles employed by the Fund's Portfolio Managers. The Board of Trustees must approve all Portfolio Manager changes. LAMCO is also the manager of Liberty All-Star Equity Fund, a multi-managed, closed-end fund. This fund has the same investment goals and investment program as the Fund, and currently has the same Portfolio Managers. LAMCO expects that this fund will make corresponding changes if and when Portfolio Managers are changed in the future.

The Fund will remain substantially fully invested during periods when stock prices generally rise and also during periods when they generally decline. The Fund is intended to be a long-term investment vehicle and is not designed to provide a means of speculating on short-term stock market movements.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the Portfolio Managers' stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the Portfolio Managers' opinion undervalued. If the Portfolio Managers' assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the Portfolio Managers have placed on it.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Russell 3000 Index (Russell 3000 Index), an unmanaged index that tracks the performance of the 3000 largest U.S. companies based on total market capitalization. The Fund's returns are also compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in the Lipper Growth & Income - Annuities Funds Category (Lipper Average), as calculated by Lipper, Inc. This category is composed of funds with investment objectives similar to those of the Fund that are options under VA contracts or VLI policies. Sales charges are not reflected in the Lipper Average.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

YEAR
1998               18.67%
1999                8.47%
2000                6.35%
2001              -12.81%

For period shown in bar chart:
Best quarter:  4th quarter 1998, +18.67%
Worst quarter:  3rd quarter 2001, -18.75%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001


                                      INCEPTION      1 YEAR       LIFE OF THE
                                        DATE                         FUND
Class A (%)                           11/17/97       -12.81          4.59
------------------------------------------------------------------------------
Russell 3000 Index (%)                   N/A         -11.46          5.71 (5)
------------------------------------------------------------------------------
S&P 500 Index (%)                        N/A         -11.88          5.99 (5)
------------------------------------------------------------------------------
Lipper Average (%)                       N/A          -7.13          5.44 (5)

(5)      Performance information is from November 30, 1997.

                       NEWPORT TIGER FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------

The Fund seeks capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies located in the ten Tiger countries of Asia. The Tigers of Asia are Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, India, Indonesia, the People's Republic of China and the Philippines. In selecting investments for the Fund, Newport typically purchases stocks of quality growth companies.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that Newport's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

THE FUNDS  NEWPORT TIGER FUND, VARIABLE SERIES

Because the Fund's investments are concentrated in the ten Tiger countries of Asia, the Fund is particularly susceptible to regional risks. Events in any one Tiger country may impact the other countries or the Asian region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which may result in greater losses and volatility.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS NEWPORT TIGER FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Morgan Stanley Capital International EAFE (GDP) Index (MSCI EAFE (GDP) Index), an unmanaged index that tracks the performance of equity securities of developed countries outside North America, including Hong Kong and Singapore and is weighted against the Gross Domestic Product. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in the Lipper Pacific Region - Annuities Funds Category (Lipper Average), as calculated by Lipper, Inc. This category is composed of funds with investment objectives similar to those of the Fund that are options under VA contracts or VLI policies. Sales charges are not reflected in the Lipper Average.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

Year
1996               11.73%
1997              -31.14%
1998               -6.43%
1999               68.01%
2000              -15.63%
2001              -18.48%


For period shown in bar chart:
Best quarter:  4th quarter 1998, +37.93%
Worst quarter:  2nd quarter 1998, -28.81%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001


                               INCEPTION      1 YEAR        5 YEARS     LIFE OF
                                 DATE                                   THE FUND
Class A (%)                     5/1/95        -18.48         -5.73       -0.66
----------------------------------------------------------------------------------
MSCI EAFE (GDP) Index (%)         N/A         -22.20          2.90        4.00 (6)
----------------------------------------------------------------------------------
Lipper Average (%)                N/A         -20.80         -7.94       -6.69 (6)


(6)      Performance information is from April 30, 1995.

                STEIN ROE GLOBAL UTILITIES FUND, VARIABLE SERIES


INVESTMENT GOALS
--------------------------------------------------------------------------------

The Fund seeks current income and long-term growth of capital and income.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. and foreign securities of utility companies. Stein Roe diversifies the Fund's investments among a number of developed countries and market sectors and will have exposure to at least three countries, including the U.S. In selecting investments for the Fund, Stein Roe looks primarily for stocks of larger utility companies with established records.

Utility companies in which the Fund may invest include companies engaged in the manufacture, production, generation, transmission, sale or distribution of electricity, natural gas or other types of energy, or water or other sanitary services. They also include regulated public services such as toll-roads and airports. They also include companies engaged in telecommunications, including telephone, telegraph, satellite, microwave and other communications media (but excluding companies primarily engaged in public broadcasting, print media, cable television or the Internet).

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that Stein Roe's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Utility company securities are subject to special risks. These securities are generally strongly affected by changes in interest rates, as well as by general competitive and market forces in the utilities industries. As interest rates increase, the value of securities of utility companies tends to decrease, and vice versa. In addition, utility companies may be affected by changes in government regulation. In particular, the value of utility company securities may be adversely affected by increased competition resulting from deregulation.

THE FUNDS  STEIN ROE GLOBAL UTILITIES FUND, VARIABLE SERIES

Since the Fund invests in the securities of a limited number of issuers conducting business in the utilities sector, it is subject to concentration risk. Concentration risk is the risk that the securities of issuers in the utilities sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS  STEIN ROE GLOBAL UTILITIES FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Standard & Poor's Utilities Index (S&P Utilities Index), an unmanaged index that tracks the performance of domestic utility stocks. The Fund's returns are also compared to the Morgan Stanley Capital International World Index (MSCI World Index), an unmanaged index that tracks the performance of global stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

Year
1994              -10.27%
1995               35.15%
1996                6.53%
1997               28.75%
1998               18.33%
1999               28.63%
2000              -13.20%
2001              -14.01%

For period shown in bar chart:
Best quarter:  4th quarter 1999, +24.73%
Worst quarter:  4th quarter 2000, -10.31%


AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001


                                 INCEPTION      1 YEAR      5 YEARS     LIFE OF
                                   DATE                                 THE FUND
Class A (%)                       7/1/93        -14.01        7.90       7.56
---------------------------------------------------------------------------------
S&P Utilities Index (%)             N/A         -30.44        7.29       6.72 (7)
---------------------------------------------------------------------------------
MSCI World Index (%)                N/A         -16.82        5.37       8.42 (7)


(7)   Performance information is from June 30, 1993.

                         TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES
--------------------------------------------------------------------------------

The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.


INVESTMENT ADVISOR:  LIBERTY ADVISORY SERVICES CORP.
--------------------------------------------------------------------------------

LASC, located at One Financial Center, Boston, Massachusetts 02111, is the Funds' investment advisor. LASC is an indirect wholly owned subsidiary of FleetBoston Financial Corporation (FleetBoston). LASC has been an investment advisor since 1993. As of March 31, 2002, LASC managed over $855.4 million in assets. LASC designates the Funds' Sub-Advisors, evaluates and monitors Sub-Advisors' performance and investment programs and recommends to the Board of Trustees whether Sub-Advisors' contracts should be continued or modified and the addition or deletion of Sub-Advisors. LASC also has the responsibility of administering the Trust's operations, which it may delegate, at its own expense, to certain affiliates. LASC has delegated its administrative responsibilities to Colonial in accordance with this authority.

For the 2001 fiscal year, aggregate advisory fees paid to LASC by the Funds amounted to the following annual rates of the average daily net assets of each specified Fund:

         Colonial High Yield Securities Fund, Variable Series          0.60%
         Colonial Small Cap Value Fund, Variable Series                0.80%
         Colonial Strategic Income Fund, Variable Series               0.65%
         Colonial U.S. Growth & Income Fund, Variable Series           0.80%
         Liberty All-Star Equity Fund, Variable Series                 0.80%
         Newport Tiger Fund, Variable Series                           0.90%
         Stein Roe Global Utilities Fund, Variable Series              0.65%


INVESTMENT SUB-ADVISORS AND PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

The Sub-Advisors manage the assets of the Funds under the supervision of LASC and the Board of Trustees. Each Sub-Advisor determines which securities and other instruments are purchased and sold for the Fund(s) it sub-advises. Each Sub-Advisor is an indirect wholly owned subsidiary of FleetBoston.


COLONIAL

Colonial, an investment advisor since 1931, is the Sub-Advisor of each of the High Yield Fund, Small Cap Fund, Strategic Income Fund and U.S. Growth & Income Fund. Colonial's principal business address is One Financial Center, Boston, Massachusetts 02111. As of March 31, 2002, Colonial managed over $14.5 billion in assets.

LASC, out of the management fees it receives from the Funds, pays Colonial sub-advisory fees at the following annual rates of the average daily net assets of each specified Fund:

         Colonial High Yield Securities Fund, Variable Series          0.40%
         Colonial Small Cap Value Fund, Variable Series                0.60%
         Colonial Strategic Income Fund, Variable Series               0.45%
         Colonial U.S. Growth & Income Fund, Variable Series           0.60%

Colonial also provides transfer agency, pricing and record keeping services for the Funds under separate agreements.

TRUST MANAGEMENT ORGANIZATIONS

SCOTT B. RICHARDS, a senior vice president of Colonial, has managed or co-managed the High Yield Fund since May, 1999. Prior to joining Colonial he was employed with State Street Research & Management Company as a vice president and a portfolio manager from January, 1994 to May, 1999.

DANIEL K. CANTOR, CFA, a senior vice president of Colonial, has co-managed the Small Cap Fund since August, 2000. Mr. Cantor has managed or co-managed various other funds for Stein Roe, an affiliate of Colonial, since 1994 and was a senior equity analyst for Stein Roe from 1985 through 1994.

JEFFREY C. KINZEL, CFA, a senior vice president of Colonial, has co-managed the Small Cap Fund since August, 2000. Mr. Kinzel has been a portfolio manager for Stein Roe since 1996 and was an analyst for Stein Roe from 1991 through 1999.

LAURA A. OSTRANDER, a senior vice president of Colonial, has managed or co-managed the Strategic Income Fund since September, 2000 and has managed various other Colonial funds since December, 1996. Prior to joining Colonial, Ms. Ostrander was a portfolio manager with American Express Financial Advisers from July, 1994 to November, 1996.

HARVEY B. HIRSCHHORN, a senior vice president of Colonial, has co-managed the U.S. Growth & Income Fund since August, 2000. Mr. Hirschhorn has been affiliated with and has managed various other funds for Stein Roe, an affiliate of Colonial, since 1973.

SCOTT SCHERMERHORN, a senior vice president of Colonial, has co-managed the U.S. Growth & Income Fund since August, 2000. He has managed various other funds for Colonial since October, 1998. Prior to joining Colonial, Mr. Schermerhorn was the head of the value team at Federated Investors from May, 1996 to October, 1998 where he managed the American Leader Fund, Federated Stock Trust and Federated Stock and Bond Fund as well as other institutional accounts.

Colonial will use Newport's trading facilities when buying or selling foreign securities for the Funds' portfolios. Newport executes all trades under its own procedures.

Colonial's investment advisory business is part of a larger organization known as Columbia Management Group, Inc. (Columbia Management). Columbia Management is a wholly owned subsidiary of FleetBoston and includes several separate legal entities. Colonial and these other legal entities are managed by a single management team. These Columbia Management entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Fund. Colonial is a registered investment advisor.


LAMCO AND LAMCO'S PORTFOLIO MANAGERS

LAMCO, an investment advisor since 1985, is the Sub-Advisor of the All-Star Equity Fund. LAMCO's principal address is One Financial Center, Boston, Massachusetts 02111. As of March 31, 2002, LAMCO managed over $1.33 billion in assets.

LASC, out of the management fees it receives from the Trust, pays LAMCO a sub-advisory fee at the annual rate of 0.60% of the average daily net assets of the All-Star Equity Fund.

LAMCO is a manager of other investment managers which LAMCO recommends to the Board of Trustees for appointment pursuant to portfolio management agreements among the Trust, LAMCO and the Portfolio Managers. The management agreements permit each Portfolio Manager to have full investment discretion and authority over investment of a portion of the Fund's assets.

Out of the management fees it receives from LASC, LAMCO pays each Portfolio Manager a fee at the annual rate of 0.30% of the average daily net assets of the portion of the Fund's assets assigned to that Portfolio Manager.

TRUST MANAGEMENT ORGANIZATIONS

No one individual at LAMCO is responsible for LAMCO's investment management of the All-Star Equity Fund. The following individuals who work for the indicated Portfolio Managers each manage a portion of All-Star Equity Fund's assets:

- FRANK MASTRAPASQUA, Ph.D., Chairman and Chief Executive Officer of Mastrapasqua & Associates, and THOMAS A. TRANTUM, CFA, President of Mastrapasqua & Associates

-     JOHN LINDENTHAL, Managing Director of Oppenheimer Capital

- MARK DONOVAN, Chairman, Equity Strategy Committee, of Boston Partners Asset Management, L.P.

- ARNOLD C. SCHNEIDER III, President and Chief Investment Officer of Schneider Capital Management Corporation

- GLEN E. BICKERSTAFF, Managing Director - U.S. Equities; BRIAN M. BEITNER, CFA and Managing Director - U.S. Equities and Director of U.S. Equities Research; LEIGH R. CRAWFORD, Managing Director - U.S. Equities of TCW Investment Management Company

A more complete description of each Portfolio Manager is included in the Statement of Additional Information. The Trust and LAMCO have received an exemptive order from the Securities and Exchange Commission that permits the All-Star Equity Fund to change Portfolio Managers without a vote of the shareholders. Information regarding any new Portfolio Manager is sent to holders of VA contracts and VLI policies within 90 days following the effective date of the change.


NEWPORT

Newport, an investment advisor since 1987, is the Sub-Advisor of the Tiger Fund. Newport's principal address is 580 California Street, Suite 1960, San Francisco, California 94104. As of March 31, 2002, Newport managed over $935 million in assets.

LASC, out of the management fees it receives from the Trust, pays Newport a sub-advisory fee at the annual rate of 0.70% of the average daily net assets of the Tiger Fund.

LYNDA COUCH, a managing director of Newport and Newport Pacific, has managed or co-managed the Tiger Fund since May, 1999. Ms. Couch has managed various other Newport Funds since April, 1995. Ms. Couch has been an officer of Newport and Newport Pacific since 1994.


STEIN ROE

Stein Roe, an investment advisor since 1932, is the Sub-Advisor of the Global Utilities Fund. Stein Roe's principal address is One South Wacker Drive, Chicago, Illinois 60606. As of February 28, 2002, Stein Roe managed over $15.9 billion in assets.

LASC, out of the management fees it receives from the Trust, pays Stein Roe a sub-advisory fee at the annual rate of 0.45% of the average daily net assets of the Global Utilities Fund.

CHARLES R. ROBERTS, a senior vice president of Stein Roe, has been a co-manager for the Global Utilities Fund since January, 2000. Mr. Roberts is also managing director of international equities and a senior vice president of Newport and its immediate parent Newport Pacific, affiliates of Colonial. Mr. Roberts has been employed with Newport and Newport Pacific since November, 1998 and has managed other international funds in the Liberty group of funds since that time. Prior to joining Newport and Newport Pacific, he managed the European component of institutional international equity accounts at Progress from 1997 to November, 1998. Prior to joining Progress in 1997, he managed the European component of institutional international equity accounts and was a member of the investment policy committee at Sit/Kim International from 1994 to 1997.

TRUST MANAGEMENT ORGANIZATIONS

SCOTT SCHERMERHORN, a senior vice president of Stein Roe, has co-managed the Global Utilities Fund since January, 2000. Mr. Schermerhorn is also a senior vice president of Colonial, an affiliate of Stein Roe and has managed various other funds for Colonial since October, 1998. From May, 1996 to October, 1998, Mr. Schermerhorn was the head of the value team at Federated Investors where he managed the American Leader Fund, Federated Stock Trust and Federated Stock and Bond Fund as well as other institutional accounts.

Stein Roe will use Newport's trading facilities when buying or selling foreign securities for the Fund's portfolio. Newport executes all trades under its own procedures.

Stein Roe's mutual funds and institutional investment advisory businesses are part of a larger organization known as Columbia Management Group, Inc. (Columbia Management). Columbia Management is a wholly owned subsidiary of FleetBoston Financial Corporation and includes several separate legal entities. Stein Roe and these other legal entities are managed by a single management team. These Columbia Management entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Funds. Stein Roe is a registered investment advisor.

AFFILIATED BROKER/DEALER

Stein Roe and Colonial may use the services of AlphaTrade Inc., an affiliated broker-dealer, when buying or selling equity securities for a Fund's portfolio, pursuant to procedures adopted by the Board of Trustees.


MIXED AND SHARED FUNDING
--------------------------------------------------------------------------------

As described above, the Funds serve as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may, from time to time, become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                      OTHER INVESTMENT STRATEGIES AND RISKS

Each Fund's principal investment strategies and their associated risks are described under "The Funds - Principal Investment Strategies" and "The Funds - Principal Investment Risks." In seeking to meet their investment goals, the Funds may also invest in other securities and use certain other investment techniques. These securities and investment techniques offer opportunities and carry various risks. The Funds may elect not to buy any of these securities or use any of these techniques unless they believe that doing so will help them achieve their investment goals. The Funds may not always achieve their investment goals. Additional information about the Funds' securities and investment techniques, as well as the Funds' fundamental and non-fundamental investment policies, is contained in the Statement of Additional Information.

This section describes other investments the Funds may make and the risks associated with them. In seeking to achieve their investment goals, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). Except as otherwise noted, approval by a Fund's shareholders is not required to modify or change a Fund's investment goals or any of its investment strategies.


U.S. GOVERNMENT SECURITIES
-------------------------------------------------------------------------------

(Strategic Income Fund) The Fund will invest in U.S. government securities, including U.S. Treasuries and securities of various U.S. government agencies. Agency securities include mortgage-backed securities, which represent interests in pools of mortgages. The Fund has flexibility to vary its allocation among different types of U.S. government securities based upon Colonial's judgment of which types of securities will outperform others. In selecting investments for the Fund, Colonial considers a security's expected income, together with its potential to rise or fall in price.


STRUCTURE RISK
--------------------------------------------------------------------------------

(Strategic Income Fund, U.S. Growth & Income Fund, High Yield Fund) Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in mortgage-backed securities and asset-backed securities. Prepayment risk is the possibility that asset-backed securities may be prepaid if the underlying debt securities are prepaid. Prepayment risk for mortgage-backed securities is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed securities and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, these securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of these securities may be difficult to predict and result in greater volatility.


ZERO COUPON BONDS
--------------------------------------------------------------------------------

(Global Utilities Fund, Strategic Income Fund, High Yield Fund) Zero coupon bonds do not pay interest in cash on a current basis, but instead accrue interest over the life of the bond. As a result, these securities are issued at a deep discount. The value of these securities may fluctuate more than the value of similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest accrued on these securities is reported as income to a Fund and distributed to its shareholders.


CONVERTIBLE SECURITIES
--------------------------------------------------------------------------------

(U.S. Growth & Income Fund, High Yield Fund) Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stocks at a specified price or conversion ratio. The risk of investing in convertible securities, in addition to issuer risk and interest rate risk, is that the value of the underlying securities will fluctuate.

OTHER INVESTMENT STRATEGIES AND RISKS

DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------

(All Funds) A Fund may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. A Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.


ADDITIONAL EQUITY RISK
--------------------------------------------------------------------------------

(All Funds) The Funds may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. An investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.


PRICING RISK
--------------------------------------------------------------------------------

(All Funds) The Funds' securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that a Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If a Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If a Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.


EARLY CLOSING RISK
--------------------------------------------------------------------------------

(All Funds) The normal close of trading of securities listed on the NASDAQ National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.


TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------

At times, with the exception of the All-Star Equity Fund, each Fund's Sub-Advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit.

(High Yield Fund) If necessary, the Fund has the ability to invest 100% of its assets in higher-rated securities, if, in Colonial's opinion, economic conditions create a situation where yield spreads narrow between lower- and higher-rated securities.

Taking a temporary defensive position may prevent a Fund from achieving its investment goals.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years (or shorter period if a Fund commenced operations less than five years ago), which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the Funds' financial statements, are included in the Funds' annual report. You can request a free annual report by writing LFD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

COLONIAL HIGH YIELD SECURITIES FUND, VARIABLE SERIES

                                                                                                           PERIOD ENDED
                                                                   YEAR ENDED DECEMBER 31,                 DECEMBER 31,
                                                          2001             2000             1999              1998 (a)

                                                         CLASS A          CLASS A          CLASS A           CLASS A
                                                         -------          -------           -------          -------
Net asset value, Beginning of period ($)                    7.45             8.85             9.31            10.00
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (b)                                   0.76 (c)         0.84             0.88             0.48
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized loss on
     investments and foreign currency                      (0.97) (c)       (1.45)           (0.72)           (0.74)
--------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           (0.21)           (0.61)            0.16            (0.26)
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                 (0.66)           (0.75)           (0.62)           (0.43)
--------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                            --            (0.02)              --               --
--------------------------------------------------------------------------------------------------------------------------
Return of capital                                          (0.04)           (0.02)              --               --
--------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders               (0.70)           (0.79)           (0.62)           (0.43)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                          6.54             7.45             8.85             9.31
--------------------------------------------------------------------------------------------------------------------------
Total return (%) (d)(e)                                    (2.82)           (6.89) (f)        1.65 (f)        (2.57)(f)(g)
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (h)                                                0.93             0.88             0.80             0.80 (i)
--------------------------------------------------------------------------------------------------------------------------
Net investment income (h)                                  10.21 (c)         9.67             9.36             7.93 (i)
--------------------------------------------------------------------------------------------------------------------------
Waiver/reimbursement                                          --             0.06             0.48             1.04 (i)
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                   54               35               16               23 (g)
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                     17,257           19,013           15,358            5,915

(a) For the period from commencement of operations on May 19, 1998 to December 31, 1998.

(b) Per share data was calculated using average shares outstanding during the period.

(c) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change, for the year ended December 31, 2001, was to increase net investment income per share by $0.05, decrease net realized and unrealized loss per share by $0.05 and increase the ratio of net investment income to average net assets from 9.49% to 10.21%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(d)   Total return at net asset value assuming all distributions reinvested.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f) Had the manager not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)   Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(i)   Annualized.

FINANCIAL HIGHLIGHTS

COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES


                                                                                                            PERIOD ENDED
                                                                        YEAR ENDED DECEMBER 31,              DECEMBER 31,
                                                                 2001           2000            1999           1998 (a)

                                                               CLASS A        CLASS A          CLASS A          CLASS A
                                                               -------        -------          -------          -------
Net asset value, Beginning of period ($)                        10.73            9.12            8.59           10.00
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (b)                                        0.02            0.07            0.02            0.08
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments           0.98            1.65            0.52           (1.41)
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                 1.00            1.72            0.54           (1.33)
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                      (0.02)          (0.05)          (0.01)          (0.07)
-------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                 --              --              --           (0.01)
-------------------------------------------------------------------------------------------------------------------------
From net realized capital gains                                 (0.15)          (0.06)             --              --
-------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                    (0.17)          (0.11)          (0.01)          (0.08)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                              11.56           10.73            9.12            8.59
-------------------------------------------------------------------------------------------------------------------------
Total return (%) (c)(d)(e)                                       9.30           18.88            6.34          (13.25)(f)
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (g)                                                     1.10            1.07            1.00            1.00 (h)
-------------------------------------------------------------------------------------------------------------------------
Net investment income (g)                                        0.22            0.76            0.23            1.41 (h)
-------------------------------------------------------------------------------------------------------------------------
Waiver/reimbursement                                             0.22            0.82            2.66            3.32 (h)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                        56              54              74              51 (f)
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                           9,361           7,616           3,817           1,782

(a) For the period from commencement of operations on May 19, 1998 to December 31, 1998.

(b) Per share data was calculated using average shares outstanding during the period.

(c)   Total return at net asset value assuming all distributions reinvested.

(d) Had the manager and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f)   Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(h)   Annualized.

FINANCIAL HIGHLIGHTS

COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

                                                                                YEAR ENDED DECEMBER 31,
                                                           2001           2000          1999            1998             1997

                                                         CLASS A        CLASS A        CLASS A         CLASS A         CLASS A
                                                         -------        -------        -------         -------         -------
Net asset value, Beginning of period ($)                  9.43           10.44           11.08           11.15           11.04
----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (a)                                 0.81 (b)        0.97            0.95            0.91            0.90
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
    on investments                                       (0.46)(b)       (0.96)          (0.75)          (0.24)           0.11
----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          0.35            0.01            0.20            0.67            1.01
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                               (0.84)          (0.99)          (0.84)          (0.72)          (0.79)
----------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                          --              --              --           (0.02)          (0.05)
----------------------------------------------------------------------------------------------------------------------------------
From net realized capital gains                             --              --              --              --           (0.05)
----------------------------------------------------------------------------------------------------------------------------------
In excess of net realized capital gains                     --              --              --              --           (0.01)
----------------------------------------------------------------------------------------------------------------------------------
Return of capital                                        (0.02)          (0.03)             --              --              --
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders             (0.86)          (1.02)          (0.84)          (0.74)          (0.90)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                        8.92            9.43           10.44           11.08           11.15
----------------------------------------------------------------------------------------------------------------------------------
Total return (%) (c)(d)                                   3.68            0.16            1.78            6.03            9.11 (e)
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (f)                                              0.85            0.76            0.75            0.78            0.80
----------------------------------------------------------------------------------------------------------------------------------
Net investment income (f)                                 8.42 (b)        9.36            8.57            7.92            7.86
----------------------------------------------------------------------------------------------------------------------------------
Waiver/reimbursement                                        --              --              --              --            0.02
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                 62              31              35              50              94
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                  123,041         143,629         170,702         118,985          73,175


(a) Per share data was calculated using average shares outstanding during the period.

(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change, for the year ended December 31, 2001, was to decrease net investment income per share by $0.03, decrease net realized and unrealized loss per share by $0.03 and decrease the ratio of net investment income to average net assets from 8.70% to 8.42%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c)   Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) Had the manager not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

FINANCIAL HIGHLIGHTS

COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES


                                                                                YEAR ENDED DECEMBER 31,
                                                          2001             2000           1999            1998           1997

                                                         CLASS A         CLASS A         CLASS A        CLASS A         CLASS A
                                                         -------         -------         -------        -------         -------
Net asset value, Beginning of period ($)                  18.27           19.85           18.79           16.29           14.22
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (a)                                  0.16            0.17            0.14            0.16            0.20
-------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
      on investments                                      (0.35)           0.54            2.07            3.12            4.37
-------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          (0.19)           0.71            2.21            3.28            4.57
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                (0.15)          (0.17)          (0.11)          (0.12)          (0.18)
-------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                           --              -- (b)          --              --           (0.01)
-------------------------------------------------------------------------------------------------------------------------------
From net realized capital gains                           (2.34)          (2.12)          (1.04)          (0.64)          (2.30)
-------------------------------------------------------------------------------------------------------------------------------
In excess of net realized capital gains                      --              --              --           (0.02)          (0.01)
-------------------------------------------------------------------------------------------------------------------------------
Return of capital                                         (0.04)             --              --              --              --
-------------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders              (2.53)          (2.29)          (1.15)          (0.78)          (2.50)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                        15.55           18.27           19.85           18.79           16.29
-------------------------------------------------------------------------------------------------------------------------------
Total return (%) (c)(d)                                   (0.60)           3.60           12.00           20.15           32.23
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (e)                                               0.96            0.88            0.88            0.90            0.94
-------------------------------------------------------------------------------------------------------------------------------
Net investment income (e)                                  0.92            0.85            0.69            0.88            1.19
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                  53             120             101              64              63
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                   180,053         203,366         212,355         146,239          96,715

(a) Per share data was calculated using average shares outstanding during the period.

(b)   Rounds to less than $0.01.

(c)   Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

FINANCIAL HIGHLIGHTS

LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES


                                                                                                                   PERIOD ENDED
                                                                      YEAR ENDED DECEMBER 31,                      DECEMBER 31,
                                                         2001             2000           1999           1998         1997 (a)

                                                        CLASS A         CLASS A        CLASS A         CLASS A         CLASS A
                                                        -------         -------        -------         -------         -------
Net asset value, Beginning of period ($)                 12.43           12.47           11.90           10.07           10.00
----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (b)                                 0.03            0.05            0.06            0.06            0.01
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
    investments                                          (1.66)           0.75            0.94            1.82            0.07
----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         (1.63)           0.80            1.00            1.88            0.08
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                               (0.03)          (0.05)          (0.05)          (0.05)          (0.01)
----------------------------------------------------------------------------------------------------------------------------------
From net realized capital gains                          (0.23)          (0.79)          (0.38)             --              --
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders             (0.26)          (0.84)          (0.43)          (0.05)          (0.01)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                       10.54           12.43           12.47           11.90           10.07
----------------------------------------------------------------------------------------------------------------------------------
Total return (%) (c)(d)(e)                              (12.81)           6.35            8.47           18.67            0.80 (f)
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (g)                                              1.00            0.98            0.95            1.00            1.00 (h)
----------------------------------------------------------------------------------------------------------------------------------
Net investment income (g)                                 0.26            0.37            0.47            0.54            0.83 (h)
----------------------------------------------------------------------------------------------------------------------------------
Waiver/reimbursement)                                       --            0.02              --            0.04            0.45 (h)
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                 62              97              75              70               1 (f)
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                   52,245          69,249          80,095          44,870          22,228


(a) For the period from commencement of operations on November 17, 1997 to December 31, 1997.

(b) Per share data was calculated using average shares outstanding during the period.

(c)   Total return at net asset value assuming all distributions reinvested.

(d) Had the manager not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f)   Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(h)   Annualized.

FINANCIAL HIGHLIGHTS

NEWPORT TIGER FUND, VARIABLE SERIES


                                                                                YEAR ENDED DECEMBER 31,
                                                       2001            2000           1999            1998            1997

                                                      CLASS A        CLASS A         CLASS A         CLASS A          CLASS A
                                                      -------        -------         -------         -------          -------
Net asset value, Beginning of period ($)                2.19            2.62            1.57            1.71            2.52
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (a)                               0.02            0.02            0.03            0.03            0.03
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
    investments and foreign currency                   (0.42)          (0.43)           1.04           (0.14)          (0.81)
-----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                       (0.40)          (0.41)           1.07           (0.11)          (0.78)
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                             (0.02)          (0.02)          (0.02)          (0.03)          (0.03)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                      1.77            2.19            2.62            1.57            1.71
-----------------------------------------------------------------------------------------------------------------------------
Total return (%) (b)(c)                               (18.48)         (15.63)          68.01           (6.43)         (31.14)
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (d)                                            1.31            1.15            1.21            1.30            1.25
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (d)                               0.99            0.80            1.65            2.16            1.14
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                               24              22              12              16              27
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                 33,688          44,346          46,125          23,655          24,934


(a) Per share data was calculated using average shares outstanding during the period.

(b)   Total return at net asset value assuming all distributions reinvested.

(c) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

FINANCIAL HIGHLIGHTS

STEIN ROE GLOBAL UTILITIES FUND, VARIABLE SERIES

                                                                                YEAR ENDED DECEMBER 31,
                                                            2001            2000           1999           1998             1997

                                                           CLASS A        CLASS A         CLASS A        CLASS A           CLASS A
                                                           -------        -------         -------        -------           -------
Net asset value, Beginning of period ($)                    13.27           17.15           13.76           11.92           10.70
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (a)                                    0.20            0.10            0.28            0.24            0.46
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
    on investments                                          (2.05)          (2.37)           3.63            1.93            2.62
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                            (1.85)          (2.27)           3.91            2.17            3.08
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                  (0.18)          (0.03)          (0.23)          (0.21)          (0.48)
-----------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                             --              --              --           (0.01)             --
-----------------------------------------------------------------------------------------------------------------------------------
From net realized capital gains                             (0.34)          (1.58)          (0.29)          (0.11)          (1.38)
-----------------------------------------------------------------------------------------------------------------------------------
Return of capital                                           (0.05)             --              --              --              --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                (0.57)          (1.61)          (0.52)          (0.33)          (1.86)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                          10.85           13.27           17.15           13.76           11.92
-----------------------------------------------------------------------------------------------------------------------------------
Total return (%) (b)(c)                                    (14.01)         (13.20)          28.63           18.33           28.75
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (d)                                                 0.93            0.76            0.77            0.82            0.83
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income (d)                                    1.64            0.61            1.91            1.90            3.96
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                    99              52              52              53              89
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                      59,812          93,816         110,150          71,186          54,603


(a) Per share data was calculated using average shares outstanding during the period.

(b)   Total return at net asset value assuming all distributions reinvested.

(c) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

                             SHAREHOLDER INFORMATION


PURCHASES AND REDEMPTIONS

The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Funds issue and redeem shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.


HOW THE FUNDS CALCULATE NET ASSET VALUE

Each share price is its net asset value next determined. Each Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

To calculate the net asset value on a given day, the Funds value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Funds value the security at the most recent quoted bid price. The Funds value each over-the-counter security or NASDAQ National Market System security as of the last sales price for that day. The Funds value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

The Funds value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when the Funds determine that the sale or bid price of the security does not reflect that security's market value, the Funds will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

The Funds may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. A Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of a Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.


DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

SHAREHOLDER INFORMATION

TAX CONSEQUENCES

Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the Code). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.


OTHER CLASS OF SHARES

The Funds also offer an additional class of shares, Class B shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

                                   APPENDIX A

                             MORNINGSTAR CATEGORIES

In an effort to distinguish funds by what they own, as well as by their prospectus objectives and styles, Morningstar developed the Morningstar categories. While the prospectus objective identifies a fund's investment goals based on the wording in the fund prospectus, the Morningstar category identifies funds based on their actual investment styles as measured by their underlying portfolio holdings (portfolio statistics and compositions over the past three years). Morningstar may change a fund's category assignment from time to time.

Morningstar places domestic equity funds in a category based on the style and size of the stocks they typically own. The style and size parameters are based on the divisions used in the investment style box: Value, Blend, or Growth style and Small, Middle, or Large median market capitalization (see "Morningstar Style Box" below for more details on style methodology). By reviewing their investment style over the past three years, Morningstar places domestic equity funds in one of the following nine categories: Large Growth, Large Blend, Large Value, Mid-Cap Growth, Mid-Cap Blend, Mid-Cap Value, Small Growth, Small Blend, and Small Value. Morningstar also includes several other domestic equity categories, including: Specialty Health Care, Specialty Technology, Specialty Utilities, Specialty Communications, Specialty Financials, Specialty Real Estate, Specialty Natural Resources, Convertible Bond, and Domestic Hybrid.

                              MORNINGSTAR STYLE BOX

The style box is a snapshot in time. It identifies the fund's investment style as of a particular date. The Morningstar category is based on style box information from the trailing 36 months. It provides a general picture of the fund's investment style over the past three years.

The Morningstar equity style box is a nine-box matrix that displays both the fund's investment methodology and the size of the companies in which it invests. Set forth below is the nine-box matrix.


           VALUE   BLEND   GROWTH
         -------------------------
         |       |       |       |
         |   1   |   2   |   3   |   LARGE
         |       |       |       |
         -------------------------
         |       |       |       |
         |   4   |   5   |   6   |   MID-CAP
         |       |       |       |
         -------------------------
         |       |       |       |
         |   7   |   8   |   9   |   SMALL
         |       |       |       |
         -------------------------



The equity style box for domestic stock funds comprises two components: MARKET CAPITALIZATION on the vertical axis and VALUATION on the horizontal axis.

MARKET CAPITALIZATION: Morningstar ties market cap to the relative movements of the market. The top 5% of the 5000 largest domestic stocks in Morningstar's equity database are classified as large-cap, the next 15% of the 5000 are mid-cap, and the remaining 80% (as well as companies that fall outside the largest 5000) are small-cap.

Morningstar then determines a fund's market cap by ranking the stocks in a fund's portfolio from the largest market-capitalized stock to the smallest, and then calculating the average weighted market capitalization of the stocks in the middle quintile (middle 40th percentile to 60th percentile) of the portfolio. After a fund's market cap has been determined, Morningstar places the fund in the large-cap, mid-cap or small-cap group noted above.

APPENDIX A

VALUATION: Morningstar categorizes funds by comparing the stocks in their portfolios with the most relevant of the three market cap groups. Specifically, each stock in Morningstar's equities database receives a price-to-earnings (P/E) score and a price-to-book (P/B) score. This is derived by dividing each stock's P/E and P/B by the asset-weighted median P/E and asset-weighted median P/B, respectively, of the stock's market cap group. For example, to calculate the asset-weighted median P/E, Morningstar first ranks the P/E ratios of the stocks in each market-cap group from highest to lowest, then counts down by their market caps until it reaches the 50th percentile of that market-cap group. The P/E ratio attached to that stock is the asset-weighted median P/E. Morningstar does the same to find the asset-weighted median P/B. Next, Morningstar calculates the P/E style box score and the P/B style box score for each fund by ranking the stocks in a fund's portfolio by their P/E scores and P/B scores, respectively, and then calculating an average weighted P/E score and an average weighted P/B score from the stocks in the middle quintile of each fund's portfolio. These average weighted scores are the P/E style box score and the P/B style box score of the fund's portfolio.

For each measure, 1.00 represents the market-cap group average. If the fund has a P/E style box score + P/B style box score that exceeds 2.25, the fund is categorized as growth. If the combined score falls below 1.75, the fund is categorized as value. Finally, if the score is between 1.75 and 2.25, the fund is categorized as blend.

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA  02111-2621
1-800-426-3750
www.libertyfunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Variable Investment Trust: 811-07556
Colonial High Yield Securities Fund, Variable Series
Colonial Small Cap Value Fund, Variable Series
Colonial Strategic Income Fund, Variable Series
Colonial U.S. Growth & Income Fund, Variable Series
Liberty All-Star Equity Fund, Variable Series
Newport Tiger Fund, Variable Series
Stein Roe Global Utilities Fund, Variable Series



                           [LIBERTYFUNDS LETTERHEAD]

                        LIBERTY VARIABLE INVESTMENT TRUST


PROSPECTUS DATED MAY 1, 2002

Colonial High Yield Securities Fund, Variable Series
Colonial International Horizons Fund, Variable Series
Colonial Small Cap Value Fund, Variable Series
Colonial U.S. Growth & Income Fund, Variable Series
Crabbe Huson Real Estate Investment Fund, Variable Series
Liberty All-Star Equity Fund, Variable Series
Stein Roe Global Utilities Fund, Variable Series

CLASS A AND B SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                    * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.
                                    * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


----------------------------
NOT FDIC   MAY LOSE VALUE
           -----------------
INSURED    NO BANK GUARANTEE
----------------------------

                                TABLE OF CONTENTS


THE TRUST                                                                                                3
----------------------------------------------------------------------------------------------------------

THE FUNDS                                                                                                4
----------------------------------------------------------------------------------------------------------
Defining Capitalization...............................................................................   4
Each of these sections discusses the following topics:
Investment Goals, Principal Investment Strategies,
Principal Investment Risks and Performance History
Colonial High Yield Securities Fund, Variable Series..................................................   5
Colonial International Horizons Fund, Variable Series.................................................   8
Colonial Small Cap Value Fund, Variable Series........................................................  11
Colonial U.S. Growth & Income Fund, Variable Series...................................................  14
Crabbe Huson Real Estate Investment Fund, Variable Series.............................................  17
Liberty All-Star Equity Fund, Variable Series.........................................................  20
Stein Roe Global Utilities Fund, Variable Series......................................................  23

TRUST MANAGEMENT ORGANIZATIONS                                                                          26
----------------------------------------------------------------------------------------------------------
The Trustees..........................................................................................  26
Investment Advisor:  Liberty Advisory Services Corp...................................................  26
Investment Sub-Advisors and Portfolio Managers........................................................  26
Rule 12b-1 Plan.......................................................................................  29
Mixed and Shared Funding..............................................................................  29

OTHER INVESTMENT STRATEGIES AND RISKS                                                                   30
----------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS                                                                                    32
----------------------------------------------------------------------------------------------------------

SHAREHOLDER INFORMATION                                                                                 39
----------------------------------------------------------------------------------------------------------
Purchases and Redemptions.............................................................................  39
How the Funds Calculate Net Asset Value...............................................................  39
Dividends and Distributions...........................................................................  39
Tax Consequences......................................................................................  40
Other Class of Shares.................................................................................  40

APPENDIX A                                                                                              41
----------------------------------------------------------------------------------------------------------

                                    THE TRUST

Liberty Variable Investment Trust (Trust) includes seventeen separate mutual funds (Funds), each with its own investment goals and strategies. This Prospectus contains information about seven of the Funds in the Trust. Liberty Advisory Services Corp. (LASC) is the investment advisor to each Fund. LASC has appointed an investment sub-advisor (Sub-Advisor) for each Fund. All of the Sub-Advisors are affiliates of LASC. The Funds have the following Sub-Advisors:


                       FUND                                                                                 SUB-ADVISOR
                       ----                                                                                 -----------
-----------------------------------------------------------------------------------------------------------------------------------
Colonial High Yield Securities Fund, Variable Series (High Yield Fund)                         Colonial Management Associates, Inc.
Colonial International Horizons Fund, Variable Series (International Horizons Fund)            (Colonial)
Colonial Small Cap Value Fund, Variable Series (Small Cap Fund)
Colonial U.S. Growth & Income Fund, Variable Series (U.S. Growth & Income Fund)
-----------------------------------------------------------------------------------------------------------------------------------

Crabbe Huson Real Estate Investment Fund, Variable Series (Real Estate Fund)                   Crabbe Huson Group, Inc.
                                                                                               (Crabbe Huson)
-----------------------------------------------------------------------------------------------------------------------------------

Liberty All-Star Equity Fund, Variable Series (All-Star Equity Fund)                           Liberty Asset Management Company
                                                                                               (LAMCO)
-----------------------------------------------------------------------------------------------------------------------------------

Stein Roe Global Utilities Fund, Variable Series (Global Utilities Fund)                       Stein Roe & Farnham Incorporated
                                                                                               (Stein Roe)
-----------------------------------------------------------------------------------------------------------------------------------



Other funds may be added or deleted from time to time. Each Fund offers two classes of shares - Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class A shares, except for the International Horizons Fund and Real Estate Fund. This prospectus contains only Class B shares for the International Horizons Fund and Real Estate Fund.

The Trust's Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by life insurance companies (Participating Insurance Companies). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The principal underwriter of the Funds is Liberty Funds Distributor, Inc. (LFD). LFD is an affiliate of LASC.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy of those prospectuses.

                                    THE FUNDS

DEFINING CAPITALIZATION

A company's market capitalization is simply its stock price multiplied by the number of shares of stock it has outstanding. In the financial markets, companies generally are sorted into one of three capitalization-based categories: large capitalization (large-cap); middle capitalization (mid-cap); or small capitalization (small-cap). In defining a company's market capitalization, the advisor uses capitalization-based categories that are based in part on those of Standard & Poor's Index Services. All market capitalizations are determined at the time of purchase.

LARGE CAPITALIZATION. Large-cap stocks are stocks with market capitalizations greater than $5 billion. In addition, any stock that is represented in the Standard & Poor's 500 Index is considered a large-cap stock.

MIDDLE CAPITALIZATION. Mid-cap stocks are stocks with market capitalizations between $1 billion and the capitalization of the largest stock in the Standard & Poor's MidCap 400 Index (S&P MidCap Index) ($10.4 billion as of December 31,
2001). In addition, any stock that is represented in the S&P MidCap Index is considered a mid-cap stock.

SMALL CAPITALIZATION. Small-cap stocks are stocks with market capitalizations equal to or less than the capitalization of the largest stock in the Standard & Poor's SmallCap 600 Index ($3.8 billion as of December 31, 2001).

              COLONIAL HIGH YIELD SECURITIES FUND, VARIABLE SERIES

INVESTMENT GOALS
-------------------------------------------------------------------------------
The Fund seeks high current income and total return.


PRINCIPAL INVESTMENT STRATEGIES
-------------------------------------------------------------------------------
The Fund pursues its investment goals by investing at least 80% of its net assets (plus any borrowings for investment purposes) in lower-rated corporate debt securities. These securities have the following ratings:

         -        BB through D by Standard & Poor's;

         -        Ba through C by Moody's Investors Service, Inc.;

         - a comparable rating by another nationally recognized rating service; or

         - the security is unrated and Colonial believes it to be comparable in quality to securities having such ratings as noted above.

The Fund also may invest in equity securities to seek capital appreciation. Equity securities include common stocks, preferred stocks, warrants and debt securities convertible into common stocks. Additionally, the Fund may invest in securities issued or guaranteed by foreign governments or foreign companies, including securities issued in emerging market countries.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
-------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that Colonial's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and privately issued mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

THE FUNDS COLONIAL HIGH YIELD SECURITIES FUND, VARIABLE SERIES


Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY
-------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the CS First Boston High Yield Index (CS First Boston Index), a broad-based, unmanaged index that tracks the performance of high yield bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in the Lipper High Current Yield - Annuities Funds Category (Lipper Average), as calculated by Lipper, Inc. This category is composed of funds with investment objectives similar to those of the Fund that are options under VA contracts or VLI policies. Sales charges are not reflected in the Lipper Average.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

Year
----
1999                  1.65%
2000                 -6.89%
2001                 -2.82%

For period shown in bar chart:
Best quarter:  4th quarter 2001, +6.63%
Worst quarter:  3rd quarter 2001, -7.49%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001

                                                     INCEPTION                            LIFE OF THE
                                                       DATE              1 YEAR              FUND
                                                     ---------           ------           -----------
Class A (%)                                          5/19/98              -2.82             -2.98
-----------------------------------------------------------------------------------------------------
CS First Boston Index (%)                              N/A                 5.78              0.02 (1)
-----------------------------------------------------------------------------------------------------
Lipper Average (%)                                     N/A                 1.08             -2.03 (1)

(1) Performance information is from May 31, 1998.

              COLONIAL INTERNATIONAL HORIZONS FUND, VARIABLE SERIES


INVESTMENT GOAL
-------------------------------------------------------------------------------
The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 65% of its total assets in non-U.S. equity securities of growth companies that Colonial believes will provide superior long-term growth.

In selecting stocks for the Fund, Colonial will choose stocks of growth companies with long-term, above average growth potential, in market segments that are driving economic growth. Stock selection will target high quality companies with proven management and low levels of debt.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
-------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that Colonial's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

THE FUNDS  COLONIAL INTERNATIONAL HORIZONS FUND, VARIABLE SERIES

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

As a non-diversified mutual fund, the Fund is allowed to invest a greater percentage of its total assets in the securities of a single issuer. This may increase the Fund's exposure to a single issuer and, therefore, the Fund may have a greater risk of loss than a similar diversified mutual fund.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLONIAL INTERNATIONAL HORIZONS FUND, VARIABLE SERIES


PERFORMANCE HISTORY
-------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class B shares. The performance table following the bar chart shows how the Fund's average annual returns for Class B shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Morgan Stanley Capital International EAFE (GDP) Index (MSCI EAFE (GDP) Index), an unmanaged index that tracks the performance of equity securities of developed countries outside North America and is weighted against the Gross Domestic Product. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.

CALENDAR YEAR TOTAL RETURNS (CLASS B)

[BAR CHART]

Year
2000                   -19.25%
2001                   -23.64%

For period shown in bar chart:
Best quarter:  4th quarter 2001, +2.30%
Worst quarter:  1st quarter 2001, -17.30%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001


                                                     INCEPTION                        LIFE OF THE
                                                       DATE          1 YEAR              FUND
Class B (%)                                           6/1/99         -23.64              -9.80
--------------------------------------------------------------------------------------------------
MSCI EAFE (GDP) Index (%)                              N/A           -22.20              -5.85 (2)

(2)  Performance information is from May 31, 1999.

                 COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES


INVESTMENT GOAL
-------------------------------------------------------------------------------
The Fund seeks long-term growth by investing primarily in smaller capitalization equities.

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization stocks of U.S. companies. The remainder of the Fund's assets may be invested in other stocks, or in bonds that are rated or considered by Colonial to be investment-grade. When purchasing securities for the Fund, Colonial may choose securities of companies it believes are undervalued.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
-------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that Colonial's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

THE FUNDS  COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in Colonial's opinion, undervalued. If Colonial's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value Colonial has placed on it.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES




PERFORMANCE HISTORY
-------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. Beginning in 2002, the Fund's benchmark was changed to the Standard & Poor's SmallCap 600/Barra Value Index (S&P 600/Barra Value Index), an unmanaged index that tracks the performance of value stocks, as determined by low price-to-book ratios included in the Standard & Poor's SmallCap 600 Index. Previously, the Fund's returns were compared to the Russell 2000 Index (Russell 2000 Index), an unmanaged index that tracks the performance of small-capitalization stocks traded on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market System. Colonial believes that the S&P 600/Barra Value Index, because of its greater emphasis on value stocks, more accurately reflects the type of securities in which the Fund invests. The Fund's average annual returns for the one-year and the life of the Fund periods are shown compared to the S&P 600/Barra Value Index, as well as the Fund's previous benchmark, the Russell 2000 Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

Year
----
1999                     6.34%
2000                    18.88%
2001                     9.30%

For period shown in bar chart:
Best quarter:  4th quarter 2001, +17.25%
Worst quarter:  1st quarter 1999, -13.27%

Average Annual Total Returns - for periods ended December 31, 2001

                                        INCEPTION                    LIFE OF THE
                                          DATE          1 YEAR          FUND
                                        ---------       ------       -----------
Class A (%)                             5/19/98           9.30          5.13
S&P 600/Barra Value Index (%)             N/A            13.10          4.92 (3)
Russell 2000 Index (%)                    N/A             2.49          1.64 (3)

(3)  Performance information is from April 30, 1998.

               COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS
-------------------------------------------------------------------------------
The Fund seeks long-term growth and income.


PRINCIPAL INVESTMENT STRATEGIES
-------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. securities, primarily consisting of large-capitalization stocks. Up to 10% of the Fund's assets may be invested in debt securities.

In selecting debt securities for the Fund, Colonial may invest in:

         -        debt securities that are convertible into common stock;

         - corporate debt securities that are rated investment grade by at least two nationally recognized rating organizations (investment grade stocks have a rating of BBB or higher by Standard & Poor's or Baa or higher by Moody's Investors Service, Inc.); and

         -        debt securities issued or guaranteed by the U.S. government.

When purchasing securities for the Fund, Colonial generally chooses securities of companies it believes are undervalued.

The Fund compares its performance to other similarly managed mutual funds as determined by Morningstar, Inc. (Morningstar). For performance comparison purposes, Morningstar places an equity fund in one of nine "categories" based upon guidelines established by Morningstar that examine both a fund's investment methodology and the size of the companies in which the fund invests. Colonial generally manages the Fund in accordance with the Morningstar guidelines for a "Large Cap Value" fund. See Appendix A for a description of the Morningstar categories.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
-------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that Colonial's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with comparable funds.

THE FUNDS  COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and privately issued mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in Colonial's opinion, undervalued. If Colonial's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value Colonial has placed on it.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS  COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES

PERFORMANCE HISTORY
-------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large capitalization U.S. common stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

Year
1995                    29.70%
1996                    21.84%
1997                    32.23%
1998                    20.15%
1999                    12.00%
2000                     3.60%
2001                    -0.60%

For period shown in bar chart:
Best quarter:  4th quarter 1998, +21.79%
Worst quarter:  3rd quarter 1998, -14.16%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001

                                                     INCEPTION                                         LIFE OF THE
                                                       DATE          1 YEAR         5 YEARS              FUND
Class A (%)                                           7/5/94          -0.60          12.88               15.91
------------------------------------------------------------------------------------------------------------------
S&P 500 Index (%)                                      N/A           -11.88          10.70               15.51 (4)

(4)      Performance information is from June 30, 1994.

      THIS FUND IS CLOSED TO FUTURE INVESTMENTS OR TRANSFERS INTO THE FUND.

            CRABBE HUSON REAL ESTATE INVESTMENT FUND, VARIABLE SERIES


INVESTMENT GOALS
-------------------------------------------------------------------------------
The Fund seeks to provide growth of capital and current income.


PRINCIPAL INVESTMENT STRATEGIES
-------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts (REITs) and other real estate industry companies. In managing the Fund, Crabbe Huson follows a basic value contrarian approach in selecting securities for the Fund's portfolio.

The contrarian approach puts primary emphasis on security prices, balance sheet and cash flow analyses and on the relationship between the market price of a security and its estimated intrinsic value as a share of an ongoing business.

REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interest. The Fund's REIT investments will consist primarily of equity REITs which invest the majority of their assets directly in real estate and derive income primarily from rents.

Other real estate industry companies in which the Fund may invest are companies that derive at least 50% of their revenues or profits from either (a) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or (b) products or services related to the real estate industry, such as building supplies or mortgage servicing.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
-------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that Crabbe Huson's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

THE FUNDS  CRABBE HUSON REAL ESTATE INVESTMENT FUND, VARIABLE SERIES

The Fund may invest in equity real estate investment trusts (REITs). REITs are entities which either own properties or make construction or mortgage loans. REITs may also include operating or finance companies. Investing in REITs involves certain unique risks in addition to those risks associated with the real estate industry in general. The prices of equity REITs are affected by changes in the value of the underlying property owned by the REITs. In addition, although the Fund does not invest directly in real estate, a REIT investment by the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.

The basic value contrarian approach is based on Crabbe Huson's belief that the securities of many companies often sell at a discount from the securities' estimated intrinsic value. Crabbe Huson attempts to identify and invest in such undervalued securities in the hope that their market price will rise to their estimated intrinsic value. If Crabbe Huson's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value Crabbe Huson has placed on it.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS CRABBE HUSON REAL ESTATE INVESTMENT FUND, VARIABLE SERIES

PERFORMANCE HISTORY
-------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class B shares. The performance table following the bar chart shows how the Fund's average annual returns for Class B shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the NAREIT Equity Index (NAREIT Index), an unmanaged index that tracks the performance of all equity real estate investment trusts that trade on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market System. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are compared to the average return of the funds included in the Lipper Real Estate Annuities Universe Funds Category (Lipper Average), as calculated by Lipper, Inc. This category is composed of funds with investment objectives similar to those of the Fund that are options under VA contracts or VLI policies. Sales charges are not reflected in the Lipper Average.

CALENDAR YEAR TOTAL RETURNS (CLASS B)

[BAR CHART]

Year
2000                    16.09%
2001                    14.54%




For period shown in bar chart:
Best quarter:  2nd quarter 2001, +11.25%
Worst quarter:  3rd quarter 2001, -3.37%


AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001


                                                     INCEPTION                        LIFE OF THE
                                                       DATE          1 YEAR              FUND
Class B (%)                                           6/1/99          14.54              5.42
--------------------------------------------------------------------------------------------------
NAREIT Index (%)                                       N/A            13.93             10.31 (5)
--------------------------------------------------------------------------------------------------
Lipper Average (%)                                     N/A             7.89              8.99 (5)

(5)      Performance information is from May 31, 1999.

                  LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES


INVESTMENT GOALS
-------------------------------------------------------------------------------
The Fund seeks total investment return, comprised of long-term capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities.

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity related securities, which include common stocks, bonds convertible into stocks, warrants and other rights to purchase stocks.

The Fund's sub-advisor, LAMCO, utilizes a multi-manager concept. LAMCO allocates the Fund's portfolio assets on an approximately equal basis among a number of independent investment management organizations (Portfolio Managers). There are five Portfolio Managers as of the date of this prospectus, each of which employs a different investment style. LAMCO attempts to periodically rebalance the portfolio among the Portfolio Managers so as to maintain an approximately equal allocation of the portfolio among them throughout all market cycles.

In LAMCO's opinion, the multi-manager concept provides advantages over the use of a single manager for the following reasons:

         - Most equity investment management firms consistently employ a distinct investment "style" which causes them to emphasize stocks with particular characteristics;

         - Because of changing investor preferences, any given investment style will move into and out of market favor and will result in better investment performance under certain market conditions, but less successful performance under other conditions;

         - Consequently, by allocating the Fund's portfolio on an approximately equal basis among Portfolio Managers employing different styles, the impact of any one style on investment performance will be diluted, and the investment performance of the total portfolio will tend to be more consistent and less volatile over the long term than if a single style were employed throughout the entire period; and

         - More consistent performance at a given annual rate of return over time produces a higher rate of return for the long term than more volatile performance having the same average of the annual rates of return.

The Fund's current Portfolio Managers and investment styles are as follows:

         - Boston Partners Asset Management, L.P. (Value) - Companies with low price-to-earnings and price-to-book ratios where a catalyst for positive change has been identified.

         - Oppenheimer Capital (Value) - Companies that exhibit the ability to generate excess cash flow while earning high returns on invested capital that trade below their intrinsic value.

         - Schneider Capital Management Corporation (Value) - Companies that are overlooked and undervalued where the firm anticipates a rebound in earnings.

         - Mastrapasqua & Associates (Growth) - Companies whose valuations do not reflect the potential for accelerated earnings and cash flow growth.

         - TCW Investment Management Company (Growth) - Companies that have superior sales growth, leading and/or rising market shares, and high and/or rising profit margins.

THE FUNDS  LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

LAMCO continuously monitors the performance and investment styles of the Fund's Portfolio Managers and from time to time may recommend changes of Portfolio Managers based on factors such as:

         - A change or departure in a Portfolio Manager's investment style for which it had been selected;

         - A deterioration in a Portfolio Manager's performance relative to that of other investment management firms practicing a similar style; or

         -        Adverse changes in its ownership or personnel.

LAMCO also may recommend Portfolio Manager changes to change the mix of investment styles employed by the Fund's Portfolio Managers. The Board of Trustees must approve all Portfolio Manager changes. LAMCO is also the manager of Liberty All-Star Equity Fund, a multi-managed, closed-end fund. This fund has the same investment goals and investment program as the Fund, and currently has the same Portfolio Managers. LAMCO expects that this fund will make corresponding changes if and when Portfolio Managers are changed in the future.

The Fund will remain substantially fully invested during periods when stock prices generally rise and also during periods when they generally decline. The Fund is intended to be a long-term investment vehicle and is not designed to provide a means of speculating on short-term stock market movements.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
-------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the Portfolio Managers' stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the Portfolio Managers' opinion undervalued. If the Portfolio Managers' assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the Portfolio Managers have placed on it.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

PERFORMANCE HISTORY
-------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Russell 3000 Index (Russell 3000 Index), an unmanaged index that tracks the performance of the 3000 largest U.S. companies based on total market capitalization. The Fund's returns are also compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in the Lipper Growth & Income - Annuities Funds Category (Lipper Average), as calculated by Lipper, Inc. This category is composed of funds with investment objectives similar to those of the Fund that are options under VA contracts or VLI policies. Sales charges are not reflected in the Lipper Average.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

Year
1998                    18.67%
1999                     8.47%
2000                     6.35%
2001                   -12.81%

For period shown in bar chart:
Best quarter:  4th quarter 1998, +18.67%
Worst quarter:  3rd quarter 2001, -18.75%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001

                                                     INCEPTION                        LIFE OF THE
                                                       DATE          1 YEAR              FUND
Class A (%)                                          11/17/97        -12.81            4.59
--------------------------------------------------------------------------------------------------
Russell 3000 Index (%)                                 N/A           -11.46            5.71 (6)
--------------------------------------------------------------------------------------------------
S&P 500 Index (%)                                      N/A           -11.88            5.99 (6)
--------------------------------------------------------------------------------------------------
Lipper Average (%)                                     N/A           - 7.13            5.44 (6)

(6)      Performance information is from November 30, 1997.

                STEIN ROE GLOBAL UTILITIES FUND, VARIABLE SERIES

INVESTMENT GOALS
-------------------------------------------------------------------------------
The Fund seeks current income and long-term growth of capital and income.


PRINCIPAL INVESTMENT STRATEGIES
-------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. and foreign securities of utility companies. Stein Roe diversifies the Fund's investments among a number of developed countries and market sectors and will have exposure to at least three countries, including the U.S. In selecting investments for the Fund, Stein Roe looks primarily for stocks of larger utility companies with established records.

Utility companies in which the Fund may invest include companies engaged in the manufacture, production, generation, transmission, sale or distribution of electricity, natural gas or other types of energy, or water or other sanitary services. They also include regulated public services such as toll-roads and airports. They also include companies engaged in telecommunications, including telephone, telegraph, satellite, microwave and other communications media (but excluding companies primarily engaged in public broadcasting, print media, cable television or the Internet).

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
-------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that Stein Roe's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Utility company securities are subject to special risks. These securities are generally strongly affected by changes in interest rates, as well as by general competitive and market forces in the utilities industries. As interest rates increase, the value of securities of utility companies tends to decrease, and vice versa. In addition, utility companies may be affected by changes in government regulation. In particular, the value of utility company securities may be adversely affected by increased competition resulting from deregulation.

THE FUNDS  STEIN ROE GLOBAL UTILITIES FUND, VARIABLE SERIES

Since the Fund invests in the securities of a limited number of issuers conducting business in the utilities sector, it is subject to concentration risk. Concentration risk is the risk that the securities of issuers in the utilities sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS  STEIN ROE GLOBAL UTILITIES FUND, VARIABLE SERIES

PERFORMANCE HISTORY
-------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Standard & Poor's Utilities Index (S&P Utilities Index), an unmanaged index that tracks the performance of domestic utility stocks. The Fund's returns are also compared to the Morgan Stanley Capital International World Index (MSCI World Index), an unmanaged index that tracks the performance of global stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]


Year
1994                   -10.27%
1995                    35.15%
1996                     6.53%
1997                    28.75%
1998                    18.33%
1999                    28.63%
2000                   -13.20%
2001                   -14.01%


For period shown in bar chart:
Best quarter:  4th quarter 1999, +24.73%
Worst quarter:  4th quarter 2000, -10.31%


AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001


                                                     INCEPTION                                         LIFE OF THE
                                                       DATE          1 YEAR         5 YEARS               FUND
                                                     ---------       ------         -------            -----------
Class A (%)                                           7/1/93         -14.01           7.90              7.56
S&P Utilities Index (%)                                N/A           -30.44           7.29              6.72 (7)
MSCI World Index (%)                                   N/A           -16.82           5.37              8.42 (7)

(7)  Performance information is from June 30, 1993.

                         TRUST MANAGEMENT ORGANIZATIONS


THE TRUSTEES
-------------------------------------------------------------------------------
The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.


INVESTMENT ADVISOR: LIBERTY ADVISORY SERVICES CORP.
-------------------------------------------------------------------------------
LASC, located at One Financial Center, Boston, Massachusetts 02111, is the Funds' investment advisor. LASC is an indirect wholly owned subsidiary of FleetBoston Financial Corporation (FleetBoston). LASC has been an investment advisor since 1993. As of March 31, 2002, LASC managed over $855.4 million in assets. LASC designates the Funds' Sub-Advisors, evaluates and monitors Sub-Advisors' performance and investment programs and recommends to the Board of Trustees whether Sub-Advisors' contracts should be continued or modified and the addition or deletion of Sub-Advisors. LASC also has the responsibility of administering the Trust's operations, which it may delegate, at its own expense, to certain affiliates. LASC has delegated its administrative responsibilities to Colonial in accordance with this authority.

For the 2001 fiscal year, aggregate advisory fees paid to LASC by the Funds amounted to the following annual rates of the average daily net assets of each specified Fund:

         Colonial High Yield Securities Fund, Variable Series                    0.60%
         Colonial International Horizons Fund, Variable Series                   0.95% (8)
         Colonial Small Cap Value Fund, Variable Series                          0.80%
         Colonial U.S. Growth & Income Fund, Variable Series                     0.80%
         Crabbe Huson Real Estate Investment Fund, Variable Series               1.00% (9)
         Liberty All-Star Equity Fund, Variable Series                           0.80%
         Stein Roe Global Utilities Fund, Variable Series                        0.65%

(8) The International Horizons Fund's advisor has voluntarily agreed to reimburse all expenses including management fees so that total expenses of the Fund (excluding interest, taxes, 12b-1, brokerage and extraordinary expenses) do not exceed 1.15%. As a result, the actual management fee paid to the advisor for the 2001 fiscal year was 0.00%.

(9) The Real Estate Fund's advisor has voluntarily agreed to reimburse all expenses including management fees so that total expenses of the Fund (excluding interest, taxes, 12b-1, brokerage and extraordinary expenses) do not exceed 1.20%. As a result, the actual management fee paid to the advisor for the 2001 fiscal year was 0.00%.


INVESTMENT SUB-ADVISORS AND PORTFOLIO MANAGERS
-------------------------------------------------------------------------------
The Sub-Advisors manage the assets of the Funds under the supervision of LASC and the Board of Trustees. Each Sub-Advisor determines which securities and other instruments are purchased and sold for the Fund(s) it sub-advises. Each Sub-Advisor is an indirect wholly owned subsidiary of FleetBoston.


COLONIAL
Colonial, an investment advisor since 1931, is the Sub-Advisor of each of the High Yield Fund, International Horizons Fund, Small Cap Fund and U.S. Growth & Income Fund. Colonial's principal business address is One Financial Center, Boston, Massachusetts 02111. As of March 31, 2002, Colonial managed over $14.5 billion in assets.

LASC, out of the management fees it receives from the Funds, pays Colonial sub-advisory fees at the following annual rates of the average daily net assets of each specified Fund:

         Colonial High Yield Securities Fund, Variable Series                    0.40%
         Colonial International Horizons Fund, Variable Series                   0.75%
         Colonial Small Cap Value Fund, Variable Series                          0.60%
         Colonial U.S. Growth & Income Fund, Variable Series                     0.60%

TRUST MANAGEMENT ORGANIZATIONS


Colonial also provides transfer agency, pricing and record keeping services for the Funds under separate agreements.

CHARLES R. ROBERTS, a senior vice president of Colonial, has been the lead manager for the International Horizons Fund since March, 2000. Mr. Roberts is also managing director of international equities and a senior vice president of Newport Fund Management, Inc. (Newport) and its immediate parent, Newport Pacific Management, Inc. (Newport Pacific), both affiliates of Colonial. Mr. Roberts has been employed with Newport and Newport Pacific since November, 1998 and has managed other international funds in the Liberty group of funds since that time. Prior to joining Newport and Newport Pacific, he managed the European component of institutional international equity accounts at Progress Investment Management (Progress) from 1997 to November, 1998. Prior to joining Progress in 1997, he managed the European component of institutional international equity accounts and was a member of the investment policy committee at Sit/Kim International from 1994 to 1997.

SCOTT B. RICHARDS, a senior vice president of Colonial, has managed or co-managed the High Yield Fund since May, 1999. Prior to joining Colonial he was employed with State Street Research & Management Company as a vice president and a portfolio manager from January, 1994 to May, 1999.

DEBORAH F. SNEE, a vice president of Colonial and European analyst for Colonial, Stein Roe and Newport, has co-managed the International Horizons Fund since March, 2000. Prior to joining Newport and Newport Pacific, Ms. Snee spent five years at Sit/Kim International as an emerging markets analyst.

DANIEL K. CANTOR, CFA, a senior vice president of Colonial, has co-managed the Small Cap Fund since August, 2000. Mr. Cantor has managed or co-managed various other funds for Stein Roe, an affiliate of Colonial, since 1994 and was a senior equity analyst for Stein Roe from 1985 through 1994.

JEFFREY C. KINZEL, CFA, a senior vice president of Colonial, has co-managed the Small Cap Fund since August, 2000. Mr. Kinzel has been a portfolio manager for Stein Roe since 1996 and was an analyst for Stein Roe from 1991 through 1999.

HARVEY B. HIRSCHHORN, a senior vice president of Colonial, has co-managed the U.S. Growth & Income Fund since August, 2000. Mr. Hirschhorn has been affiliated with and has managed various other funds for Stein Roe, an affiliate of Colonial, since 1973.

SCOTT SCHERMERHORN, a senior vice president of Colonial, has co-managed the U.S. Growth & Income Fund since August, 2000. He has managed various other funds for Colonial since October, 1998. Prior to joining Colonial, Mr. Schermerhorn was the head of the value team at Federated Investors from May, 1996 to October, 1998 where he managed the American Leader Fund, Federated Stock Trust and Federated Stock and Bond Fund as well as other institutional accounts.

Colonial will use Newport's trading facilities when buying or selling foreign securities for the Funds' portfolios. Newport executes all trades under its own procedures.

Colonial's investment advisory business is part of a larger organization known as Columbia Management Group, Inc. (Columbia Management). Columbia Management is a wholly owned subsidiary of FleetBoston and includes several separate legal entities. Colonial and these other legal entities are managed by a single management team. These Columbia Management entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Fund. Colonial is a registered investment advisor.


CRABBE HUSON
Crabbe Huson, an investment advisor since 1980, is the Sub-Advisor of the Real Estate Fund. Crabbe Huson's principal address is 121 S.W. Morrison, Suite 1400, Portland, Oregon 97204. As of January 31, 2002, Crabbe Huson managed over $1.1 billion in assets.

LASC, out of the management fees it receives from the Trust, pays Crabbe Huson a sub-advisory fee at the annual rate of 0.80% of the average daily net assets of the Real Estate Fund.

TRUST MANAGEMENT ORGANIZATIONS

JOHN E. MAACK JR., CFA, has managed the Real Estate Fund since July, 2000. Mr. Maack joined Crabbe Huson in July, 1988. From July, 1988 to July, 1999 Mr. Maack served as a portfolio manager and securities analyst. After a sabbatical, he returned to employment in December, 1999 as director of equities, portfolio manager and securities analyst. Mr. Maack previously managed the Real Estate Fund from its inception, June, 1999, to July, 1999, prior to his sabbatical.


LAMCO AND LAMCO'S PORTFOLIO MANAGERS
LAMCO, an investment advisor since 1985, is the Sub-Advisor of the All-Star Equity Fund. LAMCO's principal address is One Financial Center, Boston, Massachusetts 02111. As of March 31, 2002, LAMCO managed over $1.33 billion in assets.

LASC, out of the management fees it receives from the Trust, pays LAMCO a sub-advisory fee at the annual rate of 0.60% of the average daily net assets of the All-Star Equity Fund.

LAMCO is a manager of other investment managers which LAMCO recommends to the Board of Trustees for appointment pursuant to portfolio management agreements among the Trust, LAMCO and the Portfolio Managers. The management agreements permit each Portfolio Manager to have full investment discretion and authority over investment of a portion of the Fund's assets.

Out of the management fees it receives from LASC, LAMCO pays each Portfolio Manager a fee at the annual rate of 0.30% of the average daily net assets of the portion of the Fund's assets assigned to that Portfolio Manager.

No one individual at LAMCO is responsible for LAMCO's investment management of the All-Star Equity Fund. The following individuals who work for the indicated Portfolio Managers each manage a portion of All-Star Equity Fund's assets:

- FRANK MASTRAPASQUA, Ph.D., Chairman and Chief Executive Officer of Mastrapasqua & Associates, and THOMAS A. TRANTUM, CFA, President of Mastrapasqua & Associates

-        JOHN LINDENTHAL, Managing Director of Oppenheimer Capital

- MARK DONOVAN, Chairman, Equity Strategy Committee, of Boston Partners Asset Management, L.P.

- ARNOLD C. SCHNEIDER III, President and Chief Investment Officer of Schneider Capital Management Corporation

-        GLEN E. BICKERSTAFF, Managing Director - U.S. Equities; BRIAN M.
         BEITNER, CFA and Managing Director - U.S. Equities and Director of U.S. Equities Research; LEIGH R. CRAWFORD, Managing Director - U.S. Equities of TCW Investment Management Company

A more complete description of each Portfolio Manager is included in the Statement of Additional Information. The Trust and LAMCO have received an exemptive order from the Securities and Exchange Commission that permits the All-Star Equity Fund to change Portfolio Managers without a vote of the shareholders. Information regarding any new Portfolio Manager is sent to holders of VA contracts and VLI policies within 90 days following the effective date of the change.

STEIN ROE
Stein Roe, an investment advisor since 1932, is the Sub-Advisor of the Global Utilities Fund. Stein Roe's principal address is One South Wacker Drive, Chicago, Illinois 60606. As of February 28, 2002, Stein Roe managed over $15.9 billion in assets.

LASC, out of the management fees it receives from the Trust, pays Stein Roe a sub-advisory fee at the annual rate of 0.45% of the average daily net assets of the Global Utilities Fund.

TRUST MANAGEMENT ORGANIZATIONS

CHARLES R. ROBERTS, a senior vice president of Stein Roe, has been a co-manager for the Global Utilities Fund since January, 2000. Mr. Roberts is also managing director of international equities and a senior vice president of Newport and its immediate parent Newport Pacific, affiliates of Colonial. Mr. Roberts has been employed with Newport and Newport Pacific since November, 1998 and has managed other international funds in the Liberty group of funds since that time. Prior to joining Newport and Newport Pacific, he managed the European component of institutional international equity accounts at Progress from 1997 to November, 1998. Prior to joining Progress in 1997, he managed the European component of institutional international equity accounts and was a member of the investment policy committee at Sit/Kim International from 1994 to 1997.

SCOTT SCHERMERHORN, a senior vice president of Stein Roe, has co-managed the Global Utilities Fund since January, 2000. Mr. Schermerhorn is also a senior vice president of Colonial, an affiliate of Stein Roe and has managed various other funds for Colonial since October, 1998. From May, 1996 to October, 1998, Mr. Schermerhorn was the head of the value team at Federated Investors where he managed the American Leader Fund, Federated Stock Trust and Federated Stock and Bond Fund as well as other institutional accounts.

Stein Roe will use Newport's trading facilities when buying or selling foreign securities for the Fund's portfolio. Newport executes all trades under its own procedures.

Stein Roe's mutual funds and institutional investment advisory businesses are part of a larger organization known as Columbia Management Group, Inc. (Columbia Management). Columbia Management is a wholly owned subsidiary of FleetBoston Financial Corporation and includes several separate legal entities. Stein Roe and these other legal entities are managed by a single management team. These Columbia Management entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Funds. Stein Roe is a registered investment advisor.

AFFILIATED BROKER/DEALER
Stein Roe and Colonial may use the services of AlphaTrade Inc., an affiliated broker-dealer, when buying or selling equity securities for a Fund's portfolio, pursuant to procedures adopted by the Board of Trustees.

RULE 12b-1 PLAN
-------------------------------------------------------------------------------
The International Horizons Fund and Real Estate Fund have adopted a plan under Rule 12b-1 that permits them to pay LFD marketing and other fees to support the sale and distribution of Class B shares. The annual distribution fee may equal up to 0.25% of average daily net assets for Class B shares. Distribution fees are paid out of the assets attributable to the Class B shares. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges.

MIXED AND SHARED FUNDING
-------------------------------------------------------------------------------
As described above, the Funds serve as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may, from time to time, become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                      OTHER INVESTMENT STRATEGIES AND RISKS

Each Fund's principal investment strategies and their associated risks are described under "The Funds - Principal Investment Strategies" and "The Funds - Principal Investment Risks." In seeking to meet their investment goals, the Funds may also invest in other securities and use certain other investment techniques. These securities and investment techniques offer opportunities and carry various risks. The Funds may elect not to buy any of these securities or use any of these techniques unless they believe that doing so will help them achieve their investment goals. The Funds may not always achieve their investment goals. Additional information about the Funds' securities and investment techniques, as well as the Funds' fundamental and non-fundamental investment policies, is contained in the Statement of Additional Information.

This section describes other investments the Funds may make and the risks associated with them. In seeking to achieve their investment goals, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). Except as otherwise noted, approval by a Fund's shareholders is not required to modify or change a Fund's investment goals or any of its investment strategies.


STRUCTURE RISK
-------------------------------------------------------------------------------
(U.S. Growth & Income Fund, High Yield Fund) Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in mortgage-backed securities and asset-backed securities. Prepayment risk is the possibility that asset-backed securities may be prepaid if the underlying debt securities are prepaid. Prepayment risk for mortgage-backed securities is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed securities and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, these securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of these securities may be difficult to predict and result in greater volatility.

ZERO COUPON BONDS
-------------------------------------------------------------------------------
(Global Utilities Fund, High Yield Fund) Zero coupon bonds do not pay interest in cash on a current basis, but instead accrue interest over the life of the bond. As a result, these securities are issued at a deep discount. The value of these securities may fluctuate more than the value of similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest accrued on these securities is reported as income to a Fund and distributed to its shareholders.

CONVERTIBLE SECURITIES
-------------------------------------------------------------------------------
(U.S. Growth & Income Fund, High Yield Fund) Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stocks at a specified price or conversion ratio. The risk of investing in convertible securities, in addition to issuer risk and interest rate risk, is that the value of the underlying securities will fluctuate.

OTHER INVESTMENT STRATEGIES AND RISKS


DERIVATIVE STRATEGIES
-------------------------------------------------------------------------------
(All Funds) A Fund may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. A Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

ADDITIONAL EQUITY RISK
-------------------------------------------------------------------------------
(All Funds) The Funds may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. An investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

PRICING RISK
-------------------------------------------------------------------------------
(All Funds) The Funds' securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that a Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If a Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If a Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.

EARLY CLOSING RISK
-------------------------------------------------------------------------------
(All Funds) The normal close of trading of securities listed on the NASDAQ National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.


TEMPORARY DEFENSIVE STRATEGIES
-------------------------------------------------------------------------------
At times, with the exception of the All-Star Equity Fund, each Fund's Sub-Advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit.

(High Yield Fund) If necessary, the Fund has the ability to invest 100% of its assets in higher-rated securities, if, in Colonial's opinion, economic conditions create a situation where yield spreads narrow between lower- and higher-rated securities.

Taking a temporary defensive position may prevent a Fund from achieving its investment goals.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years (or shorter period if a Fund commenced operations less than five years ago), which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the Funds' financial statements, are included in the Funds' annual report. You can request a free annual report by writing LFD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

COLONIAL HIGH YIELD SECURITIES FUND, VARIABLE SERIES

                                                                                                                     Period ended
                                                                                 Year ended December 31,             December 31,
                                                                           2001            2000           1999         1998 (a)

                                                                          Class A        Class A         Class A       Class A
                                                                          -------        -------         -------       -------
Net asset value, Beginning of period ($)                                   7.45            8.85           9.31          10.00
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (b)                                                  0.76 (c)        0.84           0.88           0.48
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized loss on investments and foreign currency      (0.97)(c)       (1.45)         (0.72)         (0.74)
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                          (0.21)          (0.61)          0.16          (0.26)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                                (0.66)          (0.75)         (0.62)         (0.43)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                           --           (0.02)            --            --
------------------------------------------------------------------------------------------------------------------------------------
Return of capital                                                         (0.04)          (0.02)            --            --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                              (0.70)          (0.79)         (0.62)         (0.43)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                                         6.54            7.45           8.85           9.31
------------------------------------------------------------------------------------------------------------------------------------
Total return (%) (d)(e)                                                   (2.82)          (6.89)(f)       1.65(f)       (2.57)(f)(g)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (h)                                                               0.93            0.88           0.80           0.80 (i)
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (h)                                                 10.21 (c)        9.67           9.36           7.93 (i)
------------------------------------------------------------------------------------------------------------------------------------
Waiver/reimbursement                                                         --            0.06           0.48           1.04 (i)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  54              35             16             23 (g)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                                    17,257          19,013         15,358          5,915

(a) For the period from commencement of operations on May 19, 1998 to December 31, 1998.

(b) Per share data was calculated using average shares outstanding during the period.

(c) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change, for the year ended December 31, 2001, was to increase net investment income per share by $0.05, decrease net realized and unrealized loss per share by $0.05 and increase the ratio of net investment income to average net assets from 9.49% to 10.21%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(d)      Total return at net asset value assuming all distributions reinvested.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f) Had the manager not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)      Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(i)      Annualized.

FINANCIAL HIGHLIGHTS

COLONIAL HIGH YIELD SECURITIES FUND, VARIABLE SERIES

                                                                                                      Period ended
                                                                          Year ended December 31,      December 31,
                                                                           2001            2000           1999 (a)

                                                                          Class B        Class B         Class B
                                                                          -------        -------         -------
Net asset value, Beginning of period ($)                                    9.94            12.31           10.00
------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (b)                                                   0.02             0.06            0.06
------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
    on investments and foreign currency                                    (2.37)           (2.43)           2.36
------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                           (2.35)           (2.37)           2.42
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                                 (0.04)             --           (0.11)
------------------------------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                                          7.55            9.94            12.31
------------------------------------------------------------------------------------------------------------------------
Total return (%) (c)(d)(e)                                                (23.64)         (19.25)           24.24 (f)
------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (g)                                                                1.40            1.40             1.40 (h)
------------------------------------------------------------------------------------------------------------------------
Net investment income (g)                                                   0.22            0.64             0.85 (h)
------------------------------------------------------------------------------------------------------------------------
Waiver/reimbursement                                                        1.62            0.40             0.96 (h)
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   34              64                1 (f)
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                                      8,277          11,728           7,707


(a) For the period from commencement of operations on June 1, 1999 to December 31, 1999.

(b) Per share data was calculated using average shares outstanding during the period.

(c)      Total return at net asset value assuming all distributions reinvested.

(d) Had the manager not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Total return figures do not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f)      Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(h)      Annualized.

FINANCIAL HIGHLIGHTS

COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

                                                                                                                      Period ended
                                                                          Year ended December 31,                     December 31,
                                                                2001              2000                1999              1998 (a)

                                                               Class A           Class A            Class A             Class A
                                                               -------           -------            -------             -------
Net asset value, Beginning of period ($)                       10.73              9.12                8.59               10.00
----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (b)                                       0.02              0.07                0.02                0.08
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments          0.98              1.65                0.52               (1.41)
----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                1.00              1.72                0.54               (1.33)
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                     (0.02)            (0.05)              (0.01)              (0.07)
----------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                --                --                 --                (0.01)
----------------------------------------------------------------------------------------------------------------------------------
From net realized capital gains                                (0.15)            (0.06)                --                  --
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                   (0.17)            (0.11)              (0.01)              (0.08)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                             11.56             10.73                9.12                8.59
----------------------------------------------------------------------------------------------------------------------------------
Total return (%) (c)(d)(e)                                      9.30             18.88                6.34              (13.25)(f)
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (g)                                                    1.10              1.07                1.00                1.00 (h)
----------------------------------------------------------------------------------------------------------------------------------
Net investment income (g)                                       0.22              0.76                0.23                1.41 (h)
----------------------------------------------------------------------------------------------------------------------------------
Waiver/reimbursement                                            0.22              0.82                2.66                3.32 (h)
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                       56                54                  74                  51 (f)
Net assets, end of period (000's) ($)                          9,361             7,616               3,817               1,782

(a) For the period from commencement of operations on May 19, 1998 to December 31, 1998.

(b) Per share data was calculated using average shares outstanding during the period.

(c)      Total return at net asset value assuming all distributions reinvested.

(d) Had the manager and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f)      Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(h)      Annualized.

FINANCIAL HIGHLIGHTS

COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES

                                                                                    Year ended December 31,
                                                              2001            2000            1999            1998          1997

                                                            Class A         Class A         Class A         Class A       Class A
                                                            -------         -------         -------         -------       -------
Net asset value, Beginning of period ($)                     18.27           19.85           18.79           16.29         14.22
----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (a)                                     0.16            0.17            0.14            0.16          0.20
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments       (0.35)           0.54            2.07            3.12          4.37
----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                             (0.19)           0.71            2.21            3.28          4.57
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                   (0.15)          (0.17)          (0.11)          (0.12)        (0.18)
----------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                             --               -- (b)          --              --         (0.01)
----------------------------------------------------------------------------------------------------------------------------------
From net realized capital gains                              (2.34)          (2.12)          (1.04)          (0.64)        (2.30)
----------------------------------------------------------------------------------------------------------------------------------
In excess of net realized capital gains                        --               --              --           (0.02)        (0.01)
----------------------------------------------------------------------------------------------------------------------------------
Return of capital                                            (0.04)             --              --              --            --
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                 (2.53)          (2.29)          (1.15)          (0.78)        (2.50)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                           15.55           18.27           19.85           18.79         16.29
----------------------------------------------------------------------------------------------------------------------------------
Total return (%) (c)(d)                                      (0.60)           3.60           12.00           20.15         32.23
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (e)                                                  0.96            0.88            0.88            0.90          0.94
----------------------------------------------------------------------------------------------------------------------------------
Net investment income (e)                                     0.92            0.85            0.69            0.88          1.19
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                     53             120             101              64            63
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                      180,053         203,366         212,355         146,239        96,715


(a) Per share data was calculated using average shares outstanding during the period.

(b)      Rounds to less than $0.01.

(c)      Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

FINANCIAL HIGHLIGHTS

CRABBE HUSON REAL ESTATE INVESTMENT FUND, VARIABLE SERIES

                                                                                                                   Period ended
                                                                                 Year ended December 31,           December 31,
                                                                                2001                  2000           1999 (a)

                                                                              Class B               Class B          Class B
                                                                              -------               -------          -------
Net asset value, Beginning of period ($)                                        9.17                  8.34            10.00
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (b)                                                       0.48                  0.64             0.31
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                          0.85                  0.70            (1.70)
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                                1.33                  1.34            (1.39)
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                                     (0.36)                (0.29)           (0.22)
--------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                               --                  (0.12)             --
--------------------------------------------------------------------------------------------------------------------------------
Return of capital                                                              (0.16)                (0.10)           (0.05)
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                                   (0.52)                (0.51)           (0.27)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                                              9.98                  9.17             8.34
--------------------------------------------------------------------------------------------------------------------------------
Total return (%) (c)(d)(e)                                                     14.54                 16.09           (13.80)(f)
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (g)                                                                    1.45                  1.45             1.45 (h)
--------------------------------------------------------------------------------------------------------------------------------
Net investment income (g)                                                       4.89                  6.96             5.90 (h)
--------------------------------------------------------------------------------------------------------------------------------
Waiver/reimbursement                                                            1.80                  1.66             2.80 (h)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                       35                    85               57 (f)
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                                          4,742                 4,152            2,180


(a) For the period from commencement of operations on June 1, 1999 to December 31, 1999.

(b) Per share data was calculated using average shares outstanding during the period.

(c)      Total return at net asset value assuming all distributions reinvested.

(d) Had the manager not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f)      Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(h)      Annualized.

FINANCIAL HIGHLIGHTS

LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

                                                                                                                        Period ended
                                                                          Year ended December 31,                       December 31,
                                                           2001             2000            1999            1998          1997 (a)

                                                          Class A         Class A         Class A          Class A         Class A
                                                          -------         -------         -------          -------         -------
Net asset value, Beginning of period ($)                   12.43           12.47           11.90            10.07           10.00
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (b)                                   0.03            0.05            0.06             0.06            0.01
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
    investments                                            (1.66)           0.75            0.94             1.82            0.07
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           (1.63)           0.80            1.00             1.88            0.08
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                 (0.03)          (0.05)          (0.05)           (0.05)          (0.01)
------------------------------------------------------------------------------------------------------------------------------------
From net realized capital gains                            (0.23)          (0.79)          (0.38)             --              --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders               (0.26)          (0.84)          (0.43)           (0.05)          (0.01)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                         10.54           12.43           12.47            11.90           10.07
------------------------------------------------------------------------------------------------------------------------------------
Total return (%) (c)(d)(e)                                (12.81)           6.35            8.47            18.67            0.80(f)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (g)                                                1.00            0.98            0.95             1.00            1.00(h)
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (g)                                   0.26            0.37            0.47             0.54            0.83(h)
------------------------------------------------------------------------------------------------------------------------------------
Waiver/reimbursement)                                        --             0.02             --              0.04            0.45(h)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                   62              97              75               70               1(f)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                     52,245          69,249          80,095           44,870          22,228


(a) For the period from commencement of operations on November 17, 1997 to December 31, 1997.

(b) Per share data was calculated using average shares outstanding during the period.

(c)      Total return at net asset value assuming all distributions reinvested.

(d) Had the manager not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f)      Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(h)      Annualized.

FINANCIAL HIGHLIGHTS

STEIN ROE GLOBAL UTILITIES FUND, VARIABLE SERIES

                                                                                   Year ended December 31,
                                                             2001            2000            1999            1998            1997

                                                           Class A         Class A         Class A         Class A         Class A
                                                           -------         -------         -------         -------         -------
Net asset value, Beginning of period ($)                    13.27           17.15           13.76           11.92           10.70
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (a)                                    0.20            0.10            0.28            0.24            0.46
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments      (2.05)          (2.37)           3.63            1.93            2.62
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                            (1.85)          (2.27)           3.91            2.17            3.08
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                                  (0.18)          (0.03)          (0.23)          (0.21)          (0.48)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                            --              --               --           (0.01)            --
------------------------------------------------------------------------------------------------------------------------------------
From net realized capital gains                             (0.34)          (1.58)          (0.29)          (0.11)          (1.38)
------------------------------------------------------------------------------------------------------------------------------------
Return of capital                                           (0.05)            --              --              --              --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                (0.57)          (1.61)          (0.52)          (0.33)          (1.86)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                          10.85           13.27           17.15           13.76           11.92
------------------------------------------------------------------------------------------------------------------------------------
Total return (%) (b)(c)                                    (14.01)         (13.20)          28.63           18.33           28.75
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (d)                                                 0.93            0.76            0.77            0.82            0.83
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (d)                                    1.64            0.61            1.91            1.90            3.96
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                    99              52              52              53              89
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                      59,812          93,816         110,150          71,186          54,603


(a) Per share data was calculated using average shares outstanding during the period.

(b)      Total return at net asset value assuming all distributions reinvested.

(c) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

                             SHAREHOLDER INFORMATION


PURCHASES AND REDEMPTIONS
The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Funds issue and redeem shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.


HOW THE FUNDS CALCULATE NET ASSET VALUE
Each share price is its net asset value next determined. Each Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

To calculate the net asset value on a given day, the Funds value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Funds value the security at the most recent quoted bid price. The Funds value each over-the-counter security or NASDAQ National Market System security as of the last sales price for that day. The Funds value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

The Funds value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when the Funds determine that the sale or bid price of the security does not reflect that security's market value, the Funds will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

The Funds may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. A Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of a Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.


DIVIDENDS AND DISTRIBUTIONS
Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

SHAREHOLDER INFORMATION


TAX CONSEQUENCES
Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the Code). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.


OTHER CLASS OF SHARES
The Funds, except for International Horizons Fund and Real Estate Fund, also offer an additional class of shares, Class B shares. The International Horizons Fund and Real Estate Fund, also offer an additional class of shares, Class A shares. These other classes of shares are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

                                   APPENDIX A

                             MORNINGSTAR CATEGORIES

In an effort to distinguish funds by what they own, as well as by their prospectus objectives and styles, Morningstar developed the Morningstar categories. While the prospectus objective identifies a fund's investment goals based on the wording in the fund prospectus, the Morningstar category identifies funds based on their actual investment styles as measured by their underlying portfolio holdings (portfolio statistics and compositions over the past three years). Morningstar may change a fund's category assignment from time to time.

Morningstar places domestic equity funds in a category based on the style and size of the stocks they typically own. The style and size parameters are based on the divisions used in the investment style box: Value, Blend, or Growth style and Small, Middle, or Large median market capitalization (see "Morningstar Style Box" below for more details on style methodology). By reviewing their investment style over the past three years, Morningstar places domestic equity funds in one of the following nine categories: Large Growth, Large Blend, Large Value, Mid-Cap Growth, Mid-Cap Blend, Mid-Cap Value, Small Growth, Small Blend, and Small Value. Morningstar also includes several other domestic equity categories, including: Specialty Health Care, Specialty Technology, Specialty Utilities, Specialty Communications, Specialty Financials, Specialty Real Estate, Specialty Natural Resources, Convertible Bond, and Domestic Hybrid.

                              MORNINGSTAR STYLE BOX

The style box is a snapshot in time. It identifies the fund's investment style as of a particular date. The Morningstar category is based on style box information from the trailing 36 months. It provides a general picture of the fund's investment style over the past three years.

The Morningstar equity style box is a nine-box matrix that displays both the fund's investment methodology and the size of the companies in which it invests. Set forth below is the nine-box matrix.

              VALUE      BLEND    GROWTH
LARGE           1          2        3
MID-CAP         4          5        6
SMALL           7          8        9

The equity style box for domestic stock funds comprises two components: MARKET CAPITALIZATION on the vertical axis and VALUATION on the horizontal axis.

MARKET CAPITALIZATION: Morningstar ties market cap to the relative movements of the market. The top 5% of the 5000 largest domestic stocks in Morningstar's equity database are classified as large-cap, the next 15% of the 5000 are mid-cap, and the remaining 80% (as well as companies that fall outside the largest 5000) are small-cap.

Morningstar then determines a fund's market cap by ranking the stocks in a fund's portfolio from the largest market-capitalized stock to the smallest, and then calculating the average weighted market capitalization of the stocks in the middle quintile (middle 40th percentile to 60th percentile) of the portfolio. After a fund's market cap has been determined, Morningstar places the fund in the large-cap, mid-cap or small-cap group noted above.

APPENDIX A


VALUATION: Morningstar categorizes funds by comparing the stocks in their portfolios with the most relevant of the three market cap groups. Specifically, each stock in Morningstar's equities database receives a price-to-earnings (P/E) score and a price-to-book (P/B) score. This is derived by dividing each stock's P/E and P/B by the asset-weighted median P/E and asset-weighted median P/B, respectively, of the stock's market cap group. For example, to calculate the asset-weighted median P/E, Morningstar first ranks the P/E ratios of the stocks in each market-cap group from highest to lowest, then counts down by their market caps until it reaches the 50th percentile of that market-cap group. The P/E ratio attached to that stock is the asset-weighted median P/E. Morningstar does the same to find the asset-weighted median P/B. Next, Morningstar calculates the P/E style box score and the P/B style box score for each fund by ranking the stocks in a fund's portfolio by their P/E scores and P/B scores, respectively, and then calculating an average weighted P/E score and an average weighted P/B score from the stocks in the middle quintile of each fund's portfolio. These average weighted scores are the P/E style box score and the P/B style box score of the fund's portfolio.

For each measure, 1.00 represents the market-cap group average. If the fund has a P/E style box score + P/B style box score that exceeds 2.25, the fund is categorized as growth. If the combined score falls below 1.75, the fund is categorized as value. Finally, if the score is between 1.75 and 2.25, the fund is categorized as blend.

FOR MORE INFORMATION
-------------------------------------------------------------------------------
Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA  02111-2621
1-800-426-3750
www.libertyfunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Variable Investment Trust:  811-07556

Colonial High Yield Securities Fund, Variable Series
Colonial International Horizons Fund, Variable Series
Colonial Small Cap Value Fund, Variable Series
Colonial U.S. Growth & Income Fund, Variable Series
Crabbe Huson Real Estate Investment Fund, Variable Series
Liberty All-Star Equity Fund, Variable Series
Stein Roe Global Utilities Fund, Variable Series



                              [LIBERTY LETTERHEAD]

                        LIBERTY VARIABLE INVESTMENT TRUST


PROSPECTUS DATED MAY 1, 2002


Colonial International Fund for Growth, Variable Series
Colonial Strategic Income Fund, Variable Series
Colonial U.S. Growth & Income Fund, Variable Series
Liberty All-Star Equity Fund, Variable Series
Liberty Value Fund, Variable Series
Newport Tiger Fund, Variable Series
Stein Roe Global Utilities Fund, Variable Series

CLASS A SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                      ***

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.
                                      ***

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

------------------------------
NOT FDIC    MAY LOSE VALUE
           -------------------
INSURED    NO BANK GUARANTEE
------------------------------

                               TABLE OF CONTENTS


THE TRUST                                                                                                             3
-----------------------------------------------------------------------------------------------------------------------
THE FUNDS                                                                                                             4
-----------------------------------------------------------------------------------------------------------------------
Defining
Capitalization......................................................................................................   4

Each of these sections discusses the following topics:
Investment Goals, Principal Investment Strategies,
Principal Investment Risks and Performance History
Colonial International Fund for Growth, Variable
Series.............................................................................................................   5
Colonial Strategic Income Fund, Variable
Series.............................................................................................................   8
Colonial U.S. Growth & Income Fund, Variable
Series.............................................................................................................  11
Liberty All-Star Equity Fund, Variable
Series.............................................................................................................  14
Liberty Value Fund, Variable
Series.............................................................................................................  17
Newport Tiger Fund, Variable
Series.............................................................................................................  20
Stein Roe Global Utilities Fund, Variable
Series.............................................................................................................  23

TRUST MANAGEMENT ORGANIZATIONS                                                                                       26
-----------------------------------------------------------------------------------------------------------------------
The Trustees.......................................................................................................  26
Investment Advisor:  Liberty Advisory Services Corp................................................................  26
Investment Sub-Advisors and Portfolio Managers.....................................................................  26
Mixed and Shared Funding...........................................................................................  29

OTHER INVESTMENT STRATEGIES AND RISKS                                                                                30
-----------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS                                                                                                 32
-----------------------------------------------------------------------------------------------------------------------

SHAREHOLDER INFORMATION                                                                                              39
-----------------------------------------------------------------------------------------------------------------------

Purchases and Redemptions..........................................................................................  39
How the Funds Calculate Net Asset Value............................................................................  39
Dividends and Distributions........................................................................................  39
Tax Consequences...................................................................................................  40
Other Class of Shares..............................................................................................  40

APPENDIX A                                                                                                           41
-----------------------------------------------------------------------------------------------------------------------

                                    THE TRUST

Liberty Variable Investment Trust (Trust) includes seventeen separate mutual funds (Funds), each with its own investment goals and strategies. This Prospectus contains information about seven of the Funds in the Trust. Liberty Advisory Services Corp. (LASC) is the investment advisor to each Fund. LASC has appointed an investment sub-advisor (Sub-Advisor) for each Fund. All of the Sub-Advisors are affiliates of LASC. The Funds have the following Sub-Advisors:


                        FUND                                                                             SUB-ADVISOR
                        ----                                                                             -----------
----------------------------------------------------------------------------------------------------------------------------------
Colonial International Fund for Growth, Variable Series (International Fund)               Colonial Management Associates, Inc.
Colonial Strategic Income Fund, Variable Series (Strategic Income Fund)                    (Colonial)
Colonial U.S. Growth & Income Fund, Variable Series (U.S. Growth & Income Fund)
Liberty Value Fund, Variable Series (Value Fund)
----------------------------------------------------------------------------------------------------------------------------------

Liberty All-Star Equity Fund, Variable Series (All-Star Equity Fund)                       Liberty Asset Management Company
                                                                                           (LAMCO)
----------------------------------------------------------------------------------------------------------------------------------

Newport Tiger Fund, Variable Series (Tiger Fund)                                           Newport Fund Management, Inc. (Newport)
----------------------------------------------------------------------------------------------------------------------------------

Stein Roe Global Utilities Fund, Variable Series (Global Utilities Fund)                   Stein Roe & Farnham Incorporated
                                                                                           (Stein Roe)
----------------------------------------------------------------------------------------------------------------------------------

Other funds may be added or deleted from time to time. Each Fund offers two classes of shares - Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class A shares.

The Trust's Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by life insurance companies (Participating Insurance Companies). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The principal underwriter of the Funds is Liberty Funds Distributor, Inc. (LFD). LFD is an affiliate of LASC.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy of those prospectuses.

                                    THE FUNDS


DEFINING CAPITALIZATION

A company's market capitalization is simply its stock price multiplied by the number of shares of stock it has outstanding. In the financial markets, companies generally are sorted into one of three capitalization-based categories: large capitalization (large-cap); middle capitalization (mid-cap); or small capitalization (small-cap). In defining a company's market capitalization, the advisor uses capitalization-based categories that are based in part on those of Standard & Poor's Index Services. All market capitalizations are determined at the time of purchase.

LARGE CAPITALIZATION. Large-cap stocks are stocks with market capitalizations greater than $5 billion. In addition, any stock that is represented in the Standard & Poor's 500 Index is considered a large-cap stock.

MIDDLE CAPITALIZATION. Mid-cap stocks are stocks with market capitalizations between $1 billion and the capitalization of the largest stock in the Standard & Poor's MidCap 400 Index (S&P MidCap Index) ($10.4 billion as of December 31,
2001). In addition, any stock that is represented in the S&P MidCap Index is considered a mid-cap stock.

SMALL CAPITALIZATION. Small-cap stocks are stocks with market capitalizations equal to or less than the capitalization of the largest stock in the Standard & Poor's SmallCap 600 Index ($3.8 billion as of December 31, 2001).

             COLONIAL INTERNATIONAL FUND FOR GROWTH, VARIABLE SERIES


INVESTMENT GOAL
-------------------------------------------------------------------------------
The Fund seeks long-term growth.


PRINCIPAL INVESTMENT STRATEGIES
-------------------------------------------------------------------------------
Under normal market conditions, the Fund invests primarily in equity securities of growth companies located outside the United States. The Fund may invest in equity securities located in any foreign country, including emerging market countries. The Fund may invest in companies of any size, including small-cap stocks. The Fund may also invest in high-quality foreign government debt securities. The Fund generally diversifies its holdings across several different countries and regions.

The Fund may invest up to 10% of its assets in shares of other investment companies. Investing in investment companies may involve payment of duplicate fees because the Fund, as a shareholder, will indirectly pay a portion of the other investment company's expenses.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
-------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that Colonial's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and privately issued mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

THE FUNDS  COLONIAL INTERNATIONAL FUND FOR GROWTH, VARIABLE SERIES


Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

As a non-diversified mutual fund, the Fund is allowed to invest a greater percentage of its total assets in the securities of a single issuer. This may increase issuer risk and, therefore, the Fund may have a greater risk of loss than a similar diversified mutual fund.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS  COLONIAL INTERNATIONAL FUND FOR GROWTH, VARIABLE SERIES


PERFORMANCE HISTORY
-------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Morgan Stanley Capital International EAFE Index (MSCI EAFE Index), an unmanaged index that tracks the performance of equity securities of developed countries outside North America. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

Year
1995                5.85%
1996                5.61%
1997               -3.27%
1998               12.96%
1999               40.58%
2000              -18.47%
2001              -24.35%

For period shown in bar chart:
Best quarter:  4th quarter 1999, +23.31%
Worst quarter:  1st quarter 2001, -17.62%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001

                                            INCEPTION      1 YEAR        5 YEARS      LIFE OF THE
                                              DATE                                       FUND
Class A (%)                                  5/2/94        -24.35         -1.08          -0.06
--------------------------------------------------------------------------------------------------
MSCI EAFE Index (%)                            N/A         -21.44          0.89           2.76 (1)


(1)      Performance information is from April 30, 1994.

                 COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES


INVESTMENT GOALS
-------------------------------------------------------------------------------
The Fund seeks current income consistent with prudent risk. The Fund also seeks maximum total return.


PRINCIPAL INVESTMENT STRATEGIES
-------------------------------------------------------------------------------
The Fund seeks to achieve its investment goals by investing primarily in:

         -        debt securities issued by the U.S. government;

         - debt securities issued by foreign governments and foreign companies including securities issued in emerging market countries; and

         -        lower-rated corporate debt securities.

Colonial allocates the Fund's investments among these types of securities at any given time based on its estimate of the expected performance and risk of each type of investment.

The Fund pursues its investment goals by investing a portion of its assets in lower-rated corporate debt securities. These securities have the following ratings:

         -        BB through D by Standard & Poor's;

         -        Ba through C by Moody's Investors Service, Inc.;

         - a comparable rating by another nationally recognized rating service; or

         - the security is unrated and Colonial believes it to be comparable in quality to securities having such ratings as noted above.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
-------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that Colonial's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with comparable funds.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and privately issued mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES


PERFORMANCE HISTORY
-------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Lehman Brothers Government/Credit Index (Lehman Government/Credit Index), an unmanaged index that tracks the performance of a selection of U.S. government and investment grade U.S. corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in the Lipper General Bonds - Annuities Funds Category (Lipper Average), as calculated by Lipper, Inc.. This category is composed of funds with investment objectives similar to those of the Fund that are options under VA contracts or VLI policies. Sales charges are not reflected in the Lipper Average.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

Year
1995               18.30%
1996                9.83%
1997                9.11%
1998                6.03%
1999                1.78%
2000                0.16%
2001                3.68%

For period shown in bar chart:
Best quarter:  1st quarter 1995, +5.62%
Worst quarter:  2nd quarter 2001, -1.56%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001

                                               INCEPTION      1 YEAR       5 YEARS         LIFE OF THE
                                                 DATE                                        FUND
Class A (%)                                     7/5/94         3.68          4.10            6.53
-------------------------------------------------------------------------------------------------------
Lehman Government/Credit Index (%)                N/A          8.50          7.37            7.88 (2)
-------------------------------------------------------------------------------------------------------
Lipper Average (%)                                N/A          5.62          5.20            7.00 (2)

(2)      Performance information is from June 30, 1994.

               COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES


INVESTMENT GOALS
-------------------------------------------------------------------------------
The Fund seeks long-term growth and income.


PRINCIPAL INVESTMENT STRATEGIES
-------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. securities, primarily consisting of large-capitalization stocks. Up to 10% of the Fund's assets may be invested in debt securities.

In selecting debt securities for the Fund, Colonial may invest in:

         -        debt securities that are convertible into common stock;

         - corporate debt securities that are rated investment grade by at least two nationally recognized rating organizations (investment grade stocks have a rating of BBB or higher by Standard & Poor's or Baa or higher by Moody's Investors Service, Inc.); and

         -        debt securities issued or guaranteed by the U.S. government.

When purchasing securities for the Fund, Colonial generally chooses securities of companies it believes are undervalued.

The Fund compares its performance to other similarly managed mutual funds as determined by Morningstar, Inc. (Morningstar). For performance comparison purposes, Morningstar places an equity fund in one of nine "categories" based upon guidelines established by Morningstar that examine both a fund's investment methodology and the size of the companies in which the fund invests. Colonial generally manages the Fund in accordance with the Morningstar guidelines for a "Large Cap Value" fund. See Appendix A for a description of the Morningstar categories.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
-------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that Colonial's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with comparable funds.

THE FUNDS  COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and privately issued mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in Colonial's opinion, undervalued. If Colonial's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value Colonial has placed on it.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS  COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES


PERFORMANCE HISTORY
-------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large capitalization U.S. common stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

Year
1995               29.70%
1996               21.84%
1997               32.23%
1998               20.15%
1999               12.00%
2000                3.60%
2001               -0.60%

For period shown in bar chart:
Best quarter:  4th quarter 1998, +21.79%
Worst quarter:  3rd quarter 1998, -14.16%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001

                                            INCEPTION      1 YEAR        5 YEARS      LIFE OF THE
                                              DATE                                        FUND
Class A (%)                                  7/5/94         -0.60         12.88          15.91
---------------------------------------------------------------------------------------------------
S&P 500 Index (%)                              N/A         -11.88         10.70          15.51 (3)

(3)      Performance information is from June 30, 1994.

                  LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES


INVESTMENT GOALS
-------------------------------------------------------------------------------
The Fund seeks total investment return, comprised of long-term capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities.

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity related securities, which include common stocks, bonds convertible into stocks, warrants and other rights to purchase stocks.

The Fund's sub-advisor, LAMCO, utilizes a multi-manager concept. LAMCO allocates the Fund's portfolio assets on an approximately equal basis among a number of independent investment management organizations (Portfolio Managers). There are five Portfolio Managers as of the date of this prospectus, each of which employs a different investment style. LAMCO attempts to periodically rebalance the portfolio among the Portfolio Managers so as to maintain an approximately equal allocation of the portfolio among them throughout all market cycles.

In LAMCO's opinion, the multi-manager concept provides advantages over the use of a single manager for the following reasons:

         - Most equity investment management firms consistently employ a distinct investment "style" which causes them to emphasize stocks with particular characteristics;

         - Because of changing investor preferences, any given investment style will move into and out of market favor and will result in better investment performance under certain market conditions, but less successful performance under other conditions;

         - Consequently, by allocating the Fund's portfolio on an approximately equal basis among Portfolio Managers employing different styles, the impact of any one style on investment performance will be diluted, and the investment performance of the total portfolio will tend to be more consistent and less volatile over the long term than if a single style were employed throughout the entire period; and

         - More consistent performance at a given annual rate of return over time produces a higher rate of return for the long term than more volatile performance having the same average of the annual rates of return.

The Fund's current Portfolio Managers and investment styles are as follows:

         - Boston Partners Asset Management, L.P. (Value) - Companies with low price-to-earnings and price-to-book ratios where a catalyst for positive change has been identified.

         - Oppenheimer Capital (Value) - Companies that exhibit the ability to generate excess cash flow while earning high returns on invested capital that trade below their intrinsic value.

         - Schneider Capital Management Corporation (Value) - Companies that are overlooked and undervalued where the firm anticipates a rebound in earnings.

         - Mastrapasqua & Associates (Growth) - Companies whose valuations do not reflect the potential for accelerated earnings and cash flow growth.

         - TCW Investment Management Company (Growth) - Companies that have superior sales growth, leading and/or rising market shares, and high and/or rising profit margins.

THE FUNDS LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

LAMCO continuously monitors the performance and investment styles of the Fund's Portfolio Managers and from time to time may recommend changes of Portfolio Managers based on factors such as:

         - A change or departure in a Portfolio Manager's investment style for which it had been selected;

         - A deterioration in a Portfolio Manager's performance relative to that of other investment management firms practicing a similar style; or

         -        Adverse changes in its ownership or personnel.

LAMCO also may recommend Portfolio Manager changes to change the mix of investment styles employed by the Fund's Portfolio Managers. The Board of Trustees must approve all Portfolio Manager changes. LAMCO is also the manager of Liberty All-Star Equity Fund, a multi-managed, closed-end fund. This fund has the same investment goals and investment program as the Fund, and currently has the same Portfolio Managers. LAMCO expects that this fund will make corresponding changes if and when Portfolio Managers are changed in the future.

The Fund will remain substantially fully invested during periods when stock prices generally rise and also during periods when they generally decline. The Fund is intended to be a long-term investment vehicle and is not designed to provide a means of speculating on short-term stock market movements.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
-------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the Portfolio Managers' stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the Portfolio Managers' opinion undervalued. If the Portfolio Managers' assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the Portfolio Managers have placed on it.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES


PERFORMANCE HISTORY
-------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be modified or discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Russell 3000 Index (Russell 3000 Index), an unmanaged index that tracks the performance of the 3000 largest U.S. companies based on total market capitalization. The Fund's returns are also compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in the Lipper Growth & Income - Annuities Funds Category (Lipper Average), as calculated by Lipper, Inc. This category is composed of funds with investment objectives similar to those of the Fund that are options under VA contracts or VLI policies. Sales charges are not reflected in the Lipper Average.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

Year
1998               18.67%
1999                8.47%
2000                6.35%
2001              -12.81%

For period shown in bar chart:
Best quarter:  4th quarter 1998, +18.67%
Worst quarter:  3rd quarter 2001, -18.75%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001


                                            INCEPTION      1 YEAR        LIFE OF THE
                                              DATE                         FUND
Class A (%)                                 11/17/97       -12.81          4.59
------------------------------------------------------------------------------------
Russell 3000 Index (%)                         N/A         -11.46          5.71 (4)
------------------------------------------------------------------------------------
S&P 500 Index (%)                              N/A         -11.88          5.99 (4)
------------------------------------------------------------------------------------
Lipper Average (%)                             N/A          -7.13          5.44 (4)

(4)      Performance information is from November 30, 1997.

                       LIBERTY VALUE FUND, VARIABLE SERIES


INVESTMENT GOALS
-------------------------------------------------------------------------------
The Fund seeks primarily income and long-term capital growth and, secondarily, preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------------------------------------------------------
The Fund invests in both U.S. and foreign common stocks. In selecting stocks for the Fund, Colonial invests primarily in "value" stocks. Colonial generally selects stocks which, when purchased, fall into one of the following categories:

         - Companies whose current business activities provide earnings, dividends or assets that represent above average value;

         - Companies which have a record of consistent earnings growth that may provide above average stability or value in turbulent markets; or

         - Companies with anticipated business growth prospects that represent above average value.

Colonial assesses whether a company's prospects are "above average." Colonial makes this judgment subjectively, based upon available information.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
-------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that Colonial's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in Colonial's opinion, undervalued. If Colonial's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value Colonial has placed on it.

THE FUNDS LIBERTY VALUE FUND, VARIABLE SERIES

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS LIBERTY VALUE FUND, VARIABLE SERIES

PERFORMANCE HISTORY
-------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large capitalization U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

Year
1994               -0.76%
1995               30.01%
1996               17.89%
1997               28.97%
1998               11.13%
1999                5.55%
2000               16.43%
2001               -0.18%

(5)      Performance information is from June 30, 1993.

For period shown in bar chart:
Best quarter:  4th quarter 1998, +16.92%
Worst quarter:  3rd quarter 1998, -13.57%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001


                       INCEPTION      1 YEAR      5 YEARS      LIFE OF THE
                         DATE                                     FUND
Class A (%)            7/1/93         -0.18       11.95          12.91
--------------------------------------------------------------------------
S&P 500 Index (%)        N/A         -11.88       10.70          13.75 (5)

                       NEWPORT TIGER FUND, VARIABLE SERIES


INVESTMENT GOAL
-------------------------------------------------------------------------------
The Fund seeks capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES
-------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies located in the ten Tiger countries of Asia. The Tigers of Asia are Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, India, Indonesia, the People's Republic of China and the Philippines. In selecting investments for the Fund, Newport typically purchases stocks of quality growth companies.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
-------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that Newport's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

THE FUNDS  NEWPORT TIGER FUND, VARIABLE SERIES


Because the Fund's investments are concentrated in the ten Tiger countries of Asia, the Fund is particularly susceptible to regional risks. Events in any one Tiger country may impact the other countries or the Asian region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which may result in greater losses and volatility.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS NEWPORT TIGER FUND, VARIABLE SERIES


PERFORMANCE HISTORY
-------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Morgan Stanley Capital International EAFE (GDP) Index (MSCI EAFE (GDP) Index), an unmanaged index that tracks the performance of equity securities of developed countries outside North America, including Hong Kong and Singapore and is weighted against the Gross Domestic Product. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in the Lipper Pacific Region - Annuities Funds Category (Lipper Average), as calculated by Lipper, Inc. This category is composed of funds with investment objectives similar to those of the Fund that are options under VA contracts or VLI policies. Sales charges are not reflected in the Lipper Average.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]


Year
1996               11.73%
1997              -31.14%
1998               -6.43%
1999               68.01%
2000              -15.63%
2001              -18.48%

For period shown in bar chart:
Best quarter:  4th quarter 1998, +37.93%
Worst quarter:  2nd quarter 1998, -28.81%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001

                                            INCEPTION      1 YEAR        5 YEARS      LIFE OF THE
                                              DATE                                       FUND
Class A (%)                                  5/1/95        -18.48         -5.73          -0.66
--------------------------------------------------------------------------------------------------
MSCI EAFE (GDP) Index (%)                     N/A          -22.20          2.90           4.00 (6)
--------------------------------------------------------------------------------------------------
Lipper Average (%)                            N/A          -20.80         -7.94          -6.69 (6)

(6)      Performance information is from April 30, 1995.

                STEIN ROE GLOBAL UTILITIES FUND, VARIABLE SERIES

INVESTMENT GOALS
-------------------------------------------------------------------------------
The Fund seeks current income and long-term growth of capital and income.


PRINCIPAL INVESTMENT STRATEGIES
-------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. and foreign securities of utility companies. Stein Roe diversifies the Fund's investments among a number of developed countries and market sectors and will have exposure to at least three countries, including the U.S. In selecting investments for the Fund, Stein Roe looks primarily for stocks of larger utility companies with established records.

Utility companies in which the Fund may invest include companies engaged in the manufacture, production, generation, transmission, sale or distribution of electricity, natural gas or other types of energy, or water or other sanitary services. They also include regulated public services such as toll-roads and airports. They also include companies engaged in telecommunications, including telephone, telegraph, satellite, microwave and other communications media (but excluding companies primarily engaged in public broadcasting, print media, cable television or the Internet).

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
-------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that Stein Roe's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Utility company securities are subject to special risks. These securities are generally strongly affected by changes in interest rates, as well as by general competitive and market forces in the utilities industries. As interest rates increase, the value of securities of utility companies tends to decrease, and vice versa. In addition, utility companies may be affected by changes in government regulation. In particular, the value of utility company securities may be adversely affected by increased competition resulting from deregulation.

THE FUNDS STEIN ROE GLOBAL UTILITIES FUND, VARIABLE SERIES

Since the Fund invests in the securities of a limited number of issuers conducting business in the utilities sector, it is subject to concentration risk. Concentration risk is the risk that the securities of issuers in the utilities sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS STEIN ROE GLOBAL UTILITIES FUND, VARIABLE SERIES

PERFORMANCE HISTORY
-------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Standard & Poor's Utilities Index (S&P Utilities Index), an unmanaged index that tracks the performance of domestic utility stocks. The Fund's returns are also compared to the Morgan Stanley Capital International World Index (MSCI World Index), an unmanaged index that tracks the performance of global stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

Year
1994              -10.27%
1995               35.15%
1996                6.53%
1997               28.75%
1998               18.33%
1999               28.63%
2000              -13.20%
2001              -14.01%

For period shown in bar chart:
Best quarter:  4th quarter 1999, +24.73%
Worst quarter:  4th quarter 2000, -10.31%


AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001


                                            INCEPTION      1 YEAR       5 YEARS     LIFE OF THE
                                              DATE                                     FUND
Class A (%)                                  7/1/93        -14.01        7.90          7.56
-----------------------------------------------------------------------------------------------
S&P Utilities Index (%)                        N/A         -30.44        7.29          6.72 (7)
-----------------------------------------------------------------------------------------------
MSCI World Index (%)                           N/A         -16.82        5.37          8.42 (7)

(7)      Performance information is from June 30, 1993.

                         TRUST MANAGEMENT ORGANIZATIONS


THE TRUSTEES
-------------------------------------------------------------------------------
The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.


INVESTMENT ADVISOR: LIBERTY ADVISORY SERVICES CORP.
-------------------------------------------------------------------------------
LASC, located at One Financial Center, Boston, Massachusetts 02111, is the Funds' investment advisor. LASC is an indirect wholly owned subsidiary of FleetBoston Financial Corporation (FleetBoston). LASC has been an investment advisor since 1993. As of March 31, 2002, LASC managed over $855.4 million in assets. LASC designates the Funds' Sub-Advisors, evaluates and monitors Sub-Advisors' performance and investment programs and recommends to the Board of Trustees whether Sub-Advisors' contracts should be continued or modified and the addition or deletion of Sub-Advisors. LASC also has the responsibility of administering the Trust's operations, which it may delegate, at its own expense, to certain affiliates. LASC has delegated its administrative responsibilities to Colonial in accordance with this authority.

For the 2001 fiscal year, aggregate advisory fees paid to LASC by the Funds amounted to the following annual rates of the average daily net assets of each specified Fund:

         Colonial International Fund for Growth, Variable Series       0.90%
         Colonial Strategic Income Fund, Variable Series               0.65%
         Colonial U.S. Growth & Income Fund, Variable Series           0.80%
         Liberty All-Star Equity Fund, Variable Series                 0.80%
         Liberty Value Fund, Variable Series                           0.65%
         Newport Tiger Fund, Variable Series                           0.90%
         Stein Roe Global Utilities Fund, Variable Series              0.65%


INVESTMENT SUB-ADVISORS AND PORTFOLIO MANAGERS
-------------------------------------------------------------------------------
The Sub-Advisors manage the assets of the Funds under the supervision of LASC and the Board of Trustees. Each Sub-Advisor determines which securities and other instruments are purchased and sold for the Fund(s) it sub-advises. Each Sub-Advisor is an indirect wholly owned subsidiary of FleetBoston.


COLONIAL
-------------------------------------------------------------------------------
Colonial, an investment advisor since 1931, is the Sub-Advisor of each of the International Fund, Strategic Income Fund, U.S. Growth & Income Fund and Value Fund. Colonial's principal business address is One Financial Center, Boston, Massachusetts 02111. As of March 31, 2002, Colonial managed over $14.5 billion in assets.

LASC, out of the management fees it receives from the Funds, pays Colonial sub-advisory fees at the following annual rates of the average daily net assets of each specified Fund:

         Colonial International Fund for Growth, Variable Series      0.70%
         Colonial Strategic Income Fund, Variable Series              0.45%
         Colonial U.S. Growth & Income Fund, Variable Series          0.60%
         Liberty Value Fund, Variable Series                          0.45%

Colonial also provides transfer agency, pricing and record keeping services for the Funds under separate agreements.

TRUST MANAGEMENT ORGANIZATIONS


CHARLES R. ROBERTS, a senior vice president of Colonial, has the lead manager for the International Fund since March, 2000. Mr. Roberts is also managing director of international equities and a senior vice president of Newport and its immediate parent, Newport Pacific Management, Inc. (Newport Pacific), both affiliates of Colonial. Mr. Roberts has been employed with Newport and Newport Pacific since November, 1998 and has managed other international funds in the Liberty group of funds since that time. Prior to joining Newport and Newport Pacific, he managed the European component of institutional international equity accounts at Progress Investment Management (Progress) from 1997 to November, 1998. Prior to joining Progress in 1997, he managed the European component of institutional international equity accounts and was a member of the investment policy committee at Sit/Kim International from 1994 to 1997.

DEBORAH F. SNEE, a vice president of Colonial and European analyst for Colonial, Stein Roe and Newport, has co-managed the International Fund since March, 2000. Prior to joining Newport and Newport Pacific, Ms. Snee spent five years at Sit/Kim International as an emerging markets analyst.

LAURA A. OSTRANDER, a senior vice president of Colonial, has managed or co-managed the Strategic Income Fund since September, 2000 and has managed various other Colonial funds since December, 1996. Prior to joining Colonial, Ms. Ostrander was a portfolio manager with American Express Financial Advisers from July, 1994 to November, 1996.

HARVEY B. HIRSCHHORN, a senior vice president of Colonial, has co-managed the U.S. Growth & Income Fund since August, 2000. Mr. Hirschhorn has been affiliated with and has managed various other funds for Stein Roe, an affiliate of Colonial, since 1973.

SCOTT SCHERMERHORN, a senior vice president of Colonial, has co-managed the U.S. Growth & Income Fund since August, 2000. Mr. Schermerhorn has also managed the Value Fund since November, 1999. He has managed various other funds for Colonial since October, 1998. Prior to joining Colonial, Mr. Schermerhorn was the head of the value team at Federated Investors from May, 1996 to October, 1998 where he managed the American Leader Fund, Federated Stock Trust and Federated Stock and Bond Fund as well as other institutional accounts.

Colonial will use Newport's trading facilities when buying or selling foreign securities for the Funds' portfolios. Newport executes all trades under its own procedures.

Colonial's investment advisory business is part of a larger organization known as Columbia Management Group, Inc. (Columbia Management). Columbia Management is a wholly owned subsidiary of FleetBoston and includes several separate legal entities. Colonial and these other legal entities are managed by a single management team. These Columbia Management entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Fund. Colonial is a registered investment advisor.


LAMCO AND LAMCO'S PORTFOLIO MANAGERS
LAMCO, an investment advisor since 1985, is the Sub-Advisor of the All-Star Equity Fund. LAMCO's principal address is One Financial Center, Boston, Massachusetts 02111. As of March 31, 2002, LAMCO managed over $1.33 billion in assets.

LASC, out of the management fees it receives from the Trust, pays LAMCO a sub-advisory fee at the annual rate of 0.60% of the average daily net assets of the All-Star Equity Fund.

LAMCO is a manager of other investment managers which LAMCO recommends to the Board of Trustees for appointment pursuant to portfolio management agreements among the Trust, LAMCO and the Portfolio Managers. The management agreements permit each Portfolio Manager to have full investment discretion and authority over investment of a portion of the Fund's assets.

Out of the management fees it receives from LASC, LAMCO pays each Portfolio Manager a fee at the annual rate of 0.30% of the average daily net assets of the portion of the Fund's assets assigned to that Portfolio Manager.

No one individual at LAMCO is responsible for LAMCO's investment management of the All-Star Equity Fund. The following individuals who work for the indicated Portfolio Managers each manage a portion of All-Star Equity Fund's assets:

TRUST MANAGEMENT ORGANIZATIONS


- FRANK MASTRAPASQUA, Ph.D., Chairman and Chief Executive Officer of Mastrapasqua & Associates, and THOMAS A. TRANTUM, CFA, President of Mastrapasqua & Associates

-        JOHN LINDENTHAL, Managing Director of Oppenheimer Capital

- MARK DONOVAN, Chairman, Equity Strategy Committee, of Boston Partners Asset Management, L.P.

- ARNOLD C. SCHNEIDER III, President and Chief Investment Officer of Schneider Capital Management Corporation

-        GLEN E. BICKERSTAFF, Managing Director - U.S. Equities; BRIAN M.
         BEITNER, CFA and Managing Director - U.S. Equities and Director of U.S. Equities Research; LEIGH R. CRAWFORD, Managing Director - U.S. Equities of TCW Investment Management Company

A more complete description of each Portfolio Manager is included in the Statement of Additional Information. The Trust and LAMCO have received an exemptive order from the Securities and Exchange Commission that permits the All-Star Equity Fund to change Portfolio Managers without a vote of the shareholders. Information regarding any new Portfolio Manager is sent to holders of VA contracts and VLI policies within 90 days following the effective date of the change.


NEWPORT
Newport, an investment advisor since 1987, is the Sub-Advisor of the Tiger Fund. Newport's principal address is 580 California Street, Suite 1960, San Francisco, California 94104. As of March 31, 2002, Newport managed over $935 million in assets.

LASC, out of the management fees it receives from the Trust, pays Newport a sub-advisory fee at the annual rate of 0.70% of the average daily net assets of the Tiger Fund.

LYNDA COUCH, a managing director of Newport and Newport Pacific, has managed or co-managed the Tiger Fund since May, 1999. Ms. Couch has managed various other Newport Funds since April, 1995. Ms. Couch has been an officer of Newport and Newport Pacific since 1994.

STEIN ROE
Stein Roe, an investment advisor since 1932, is the Sub-Advisor of the Global Utilities Fund. Stein Roe's principal address is One South Wacker Drive, Chicago, Illinois 60606. As of February 28, 2002, Stein Roe managed over $15.9 billion in assets.

LASC, out of the management fees it receives from the Trust, pays Stein Roe a sub-advisory fee at the annual rate of 0.45% of the average daily net assets of the Global Utilities Fund.

CHARLES R. ROBERTS, a senior vice president of Stein Roe, has been a co-manager for the Global Utilities Fund since January, 2000. Mr. Roberts is also managing director of international equities and a senior vice president of Newport and its immediate parent Newport Pacific, affiliates of Colonial. Mr. Roberts has been employed with Newport and Newport Pacific since November, 1998 and has managed other international funds in the Liberty group of funds since that time. Prior to joining Newport and Newport Pacific, he managed the European component of institutional international equity accounts at Progress from 1997 to November, 1998. Prior to joining Progress in 1997, he managed the European component of institutional international equity accounts and was a member of the investment policy committee at Sit/Kim International from 1994 to 1997.

SCOTT SCHERMERHORN, a senior vice president of Stein Roe, has co-managed the Global Utilities Fund since January, 2000. Mr. Schermerhorn is also a senior vice president of Colonial, an affiliate of Stein Roe and has managed various other funds for Colonial since October, 1998. From May, 1996 to October, 1998, Mr. Schermerhorn was the head of the value team at Federated Investors where he managed the American Leader Fund, Federated Stock Trust and Federated Stock and Bond Fund as well as other institutional accounts.

TRUST MANAGEMENT ORGANIZATIONS

Stein Roe will use Newport's trading facilities when buying or selling foreign securities for the Fund's portfolio. Newport executes all trades under its own procedures.

Stein Roe's mutual funds and institutional investment advisory businesses are part of a larger organization known as Columbia Management Group, Inc. (Columbia Management). Columbia Management is a wholly owned subsidiary of FleetBoston Financial Corporation and includes several separate legal entities. Stein Roe and these other legal entities are managed by a single management team. These Columbia Management entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Funds. Stein Roe is a registered investment advisor.

AFFILIATED BROKER/DEALER
Stein Roe and Colonial may use the services of AlphaTrade Inc., an affiliated broker-dealer, when buying or selling equity securities for a Fund's portfolio, pursuant to procedures adopted by the Board of Trustees.


MIXED AND SHARED FUNDING
-------------------------------------------------------------------------------
As described above, the Funds serve as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may, from time to time, become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                      OTHER INVESTMENT STRATEGIES AND RISKS


Each Fund's principal investment strategies and their associated risks are described under "The Funds - Principal Investment Strategies" and "The Funds - Principal Investment Risks." In seeking to meet their investment goals, the Funds may also invest in other securities and use certain other investment techniques. These securities and investment techniques offer opportunities and carry various risks. The Funds may elect not to buy any of these securities or use any of these techniques unless they believe that doing so will help them achieve their investment goals. The Funds may not always achieve their investment goals. Additional information about the Funds' securities and investment techniques, as well as the Funds' fundamental and non-fundamental investment policies, is contained in the Statement of Additional Information.

This section describes other investments the Funds may make and the risks associated with them. In seeking to achieve their investment goals, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). Except as otherwise noted, approval by a Fund's shareholders is not required to modify or change a Fund's investment goals or any of its investment strategies.


U.S. GOVERNMENT SECURITIES
-------------------------------------------------------------------------------
(Strategic Income Fund) The Fund will invest in U.S. government securities, including U.S. Treasuries and securities of various U.S. government agencies. Agency securities include mortgage-backed securities, which represent interests in pools of mortgages. The Fund has flexibility to vary its allocation among different types of U.S. government securities based upon Colonial's judgment of which types of securities will outperform others. In selecting investments for the Fund, Colonial considers a security's expected income, together with its potential to rise or fall in price.


STRUCTURE RISK
-------------------------------------------------------------------------------
(Strategic Income Fund, U.S. Growth & Income Fund, International Fund) Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in mortgage-backed securities and asset-backed securities. Prepayment risk is the possibility that asset-backed securities may be prepaid if the underlying debt securities are prepaid. Prepayment risk for mortgage-backed securities is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed securities and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, these securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of these securities may be difficult to predict and result in greater volatility.

ZERO COUPON BONDS
-------------------------------------------------------------------------------
(Global Utilities Fund, Strategic Income Fund) Zero coupon bonds do not pay interest in cash on a current basis, but instead accrue interest over the life of the bond. As a result, these securities are issued at a deep discount. The value of these securities may fluctuate more than the value of similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest accrued on these securities is reported as income to a Fund and distributed to its shareholders.

CONVERTIBLE SECURITIES
-------------------------------------------------------------------------------
(U.S. Growth & Income Fund) Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stocks at a specified price or conversion ratio. The risk of investing in convertible securities, in addition to issuer risk and interest rate risk, is that the value of the underlying securities will fluctuate.

OTHER INVESTMENT STRATEGIES AND RISKS


DERIVATIVE STRATEGIES
-------------------------------------------------------------------------------
(All Funds) A Fund may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. A Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

ADDITIONAL EQUITY RISK
-------------------------------------------------------------------------------
(All Funds) The Funds may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. An investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

PRICING RISK
-------------------------------------------------------------------------------
(All Funds) The Funds' securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that a Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If a Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If a Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.


EARLY CLOSING RISK
-------------------------------------------------------------------------------
(All Funds) The normal close of trading of securities listed on the NASDAQ National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

TEMPORARY DEFENSIVE STRATEGIES
-------------------------------------------------------------------------------
At times, with the exception of the All-Star Equity Fund, each Fund's Sub-Advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit.

Taking a temporary defensive position may prevent a Fund from achieving its investment goals.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years (or shorter period if a Fund commenced operations less than five years ago), which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the Funds' financial statements, are included in the Funds' annual report. You can request a free annual report by writing LFD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

COLONIAL INTERNATIONAL FUND FOR GROWTH, VARIABLE SERIES

                                                                                Year ended December 31,
                                                              2001          2000         1999          1998         1997

                                                             Class A      Class A       Class A      Class A       Class A
                                                             -------      -------       -------      -------       -------
Net asset value, Beginning of period ($)                      1.93          2.79         2.00          1.78         1.96
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):

Net investment income (a)                                     0.01          0.03         0.03          0.02         0.02
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments       (0.48)        (0.55)        0.78          0.21        (0.08)
--------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                             (0.47)        (0.52)        0.81          0.23        (0.06)
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):

From net investment income                                      --         (0.04)       (0.02)          --         (0.02)
--------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                              --            -- (b)       --         (0.01)       (0.02)
--------------------------------------------------------------------------------------------------------------------------
From net realized capital gains                                 --         (0.30)          --           --         (0.08)
--------------------------------------------------------------------------------------------------------------------------
In excess of net realized capital gains                         --            -- (b)       --           --            --
--------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                    --         (0.34)       (0.02)        (0.01)       (0.12)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                            1.46          1.93         2.79          2.00         1.78
--------------------------------------------------------------------------------------------------------------------------
Total return (%) (c)(d)                                     (24.35)       (18.47)       40.58         12.96        (3.27)
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):                             1.23          1.08         1.10          1.24         1.34

Expenses (e)
--------------------------------------------------------------------------------------------------------------------------
Net investment income (e)                                     0.41          1.20         1.14          0.77         0.82
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                          34            76           35            28           28
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                       41,299        61,372       82,071        52,468       30,600


(a) Per share data was calculated using average shares outstanding during the period.

(b)      Rounds to less than $0.01.

(c)      Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

FINANCIAL HIGHLIGHTS

COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

                                                                                Year ended December 31,
                                                              2001          2000         1999          1998         1997

                                                             Class A      Class A       Class A      Class A       Class A
                                                             -------      -------       -------      -------       -------
Net asset value, Beginning of period ($)                      9.43         10.44        11.08        11.15         11.04
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):

Net investment income (a)                                     0.81 (b)      0.97         0.95         0.91          0.90
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments       (0.46)(b)     (0.96)       (0.75)       (0.24)         0.11
--------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                              0.35          0.01         0.20         0.67          1.01
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):

From net investment income                                   (0.84)        (0.99)       (0.84)       (0.72)        (0.79)
--------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                              --           --            --        (0.02)        (0.05)
--------------------------------------------------------------------------------------------------------------------------
From net realized capital gains                                 --           --            --           --         (0.05)
--------------------------------------------------------------------------------------------------------------------------
In excess of net realized capital gains                         --           --            --           --         (0.01)
--------------------------------------------------------------------------------------------------------------------------
Return of capital                                            (0.02)        (0.03)          --           --            --
--------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                 (0.86)        (1.02)       (0.84)       (0.74)        (0.90)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                            8.92          9.43        10.44        11.08         11.15
--------------------------------------------------------------------------------------------------------------------------
Total return (%) (c)(d)                                       3.68          0.16         1.78         6.03          9.11 (e)
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):

Expenses (f)                                                  0.85          0.76         0.75         0.78          0.80
--------------------------------------------------------------------------------------------------------------------------
Net investment income (f)                                     8.42 (b)      9.36         8.57         7.92          7.86
--------------------------------------------------------------------------------------------------------------------------
Waiver/reimbursement                                            --           --            --           --          0.02
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                     62            31           35           50            94
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                      123,041       143,629      170,702      118,985        73,175


(a) Per share data was calculated using average shares outstanding during the period.

(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change, for the year ended December 31, 2001, was to decrease net investment income per share by $0.03, decrease net realized and unrealized loss per share by $0.03 and decrease the ratio of net investment income to average net assets from 8.70% to 8.42%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c)      Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) Had the manager not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

FINANCIAL HIGHLIGHTS



COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES

                                                                                Year ended December 31,
                                                              2001          2000         1999          1998         1997

                                                             Class A      Class A       Class A      Class A       Class A
                                                             -------      -------       -------      -------       -------
Net asset value, Beginning of period ($)                     18.27         19.85        18.79         16.29        14.22
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):

Net investment income (a)                                     0.16          0.17         0.14          0.16         0.20
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments       (0.35)         0.54         2.07          3.12         4.37
--------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                             (0.19)         0.71         2.21          3.28         4.57
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):

From net investment income                                   (0.15)        (0.17)       (0.11)        (0.12)       (0.18)
--------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                              --            -- (b)       --            --        (0.01)
--------------------------------------------------------------------------------------------------------------------------
From net realized capital gains                              (2.34)        (2.12)       (1.04)        (0.64)       (2.30)
--------------------------------------------------------------------------------------------------------------------------
In excess of net realized capital gains                         --            --           --         (0.02)       (0.01)
--------------------------------------------------------------------------------------------------------------------------
Return of capital                                            (0.04)           --           --            --            --
--------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                 (2.53)        (2.29)       (1.15)        (0.78)       (2.50)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                           15.55         18.27        19.85         18.79        16.29
--------------------------------------------------------------------------------------------------------------------------
Total return (%) (c)(d)                                      (0.60)         3.60        12.00         20.15        32.23
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):

Expenses (e)                                                  0.96          0.88         0.88          0.90         0.94
--------------------------------------------------------------------------------------------------------------------------
Net investment income (e)                                     0.92          0.85         0.69          0.88         1.19
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                     53           120          101            64           63
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                      180,053       203,366      212,355       146,239       96,715


(a) Per share data was calculated using average shares outstanding during the period.

(b)      Rounds to less than $0.01.

(c)      Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

FINANCIAL HIGHLIGHTS



LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

                                                                                                                Period ended
                                                                      Year ended December 31,                   December 31,
                                                           2001          2000          1999          1998         1997 (a)

                                                          Class A       Class A      Class A       Class A         Class A
                                                          -------       -------      -------       -------         -------
Net asset value, Beginning of period ($)                  12.43         12.47         11.90         10.07           10.00
----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):

Net investment income (b)                                  0.03          0.05          0.06          0.06            0.01
----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
    investments                                           (1.66)         0.75          0.94          1.82            0.07
----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          (1.63)         0.80          1.00          1.88            0.08
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):

From net investment income                                (0.03)        (0.05)        (0.05)        (0.05)          (0.01)
----------------------------------------------------------------------------------------------------------------------------
From net realized capital gains                           (0.23)        (0.79)        (0.38)          --              --
----------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders              (0.26)        (0.84)        (0.43)        (0.05)          (0.01)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                        10.54         12.43         12.47         11.90           10.07
----------------------------------------------------------------------------------------------------------------------------
Total return (%) (c)(d)(e)                               (12.81)         6.35          8.47         18.67            0.80 (f)
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):

Expenses (g)                                               1.00          0.98          0.95          1.00            1.00 (h)
----------------------------------------------------------------------------------------------------------------------------
Net investment income (g)                                  0.26          0.37          0.47          0.54            0.83 (h)
----------------------------------------------------------------------------------------------------------------------------
Waiver/reimbursement)                                        --          0.02           --           0.04            0.45 (h)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                  62            97            75            70               1 (f)
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                    52,245        69,249        80,095        44,870          22,228

(a) For the period from commencement of operations on November 17, 1997 to December 31, 1997.

(b) Per share data was calculated using average shares outstanding during the period.

(c)      Total return at net asset value assuming all distributions reinvested.

(d) Had the manager not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f)      Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(h)      Annualized.

FINANCIAL HIGHLIGHTS

LIBERTY VALUE FUND, VARIABLE SERIES

                                                                                Year ended December 31,
                                                              2001          2000         1999          1998         1997

                                                             Class A      Class A       Class A      Class A       Class A
                                                             -------      -------       -------      -------       -------
Net asset value, Beginning of period ($)                     15.11         13.18        16.39         15.34        13.96
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):

Net investment income (a)                                     0.17          0.18         0.17          0.20         0.28
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments       (0.19)         1.98         0.69          1.50         3.75
--------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                             (0.02)         2.16         0.86          1.70         4.03
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):

From net investment income                                   (0.21)        (0.19)       (0.15)        (0.18)       (0.27)
--------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                              --         (0.01)          --            --        (0.01)
--------------------------------------------------------------------------------------------------------------------------
From net realized capital gains                              (1.06)        (0.03)       (3.85)        (0.47)       (2.37)
--------------------------------------------------------------------------------------------------------------------------
In excess of net realized capital gains                         --           --         (0.07)           --            --
--------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                 (1.27)        (0.23)       (4.07)        (0.65)       (2.65)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                           13.82         15.11        13.18         16.39        15.34
--------------------------------------------------------------------------------------------------------------------------
Total return (%) (b)(c)                                      (0.18)        16.43         5.55         11.13        28.97
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):

Expenses (d)                                                  0.81          0.74         0.73          0.76         0.79
--------------------------------------------------------------------------------------------------------------------------
Net investment income (d)                                     1.16          1.34         0.99          1.24         1.77
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                     54            84          172            28           60
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                      158,193       196,017      197,523       149,820       106,909


(a) Per share data was calculated using average shares outstanding during the period.

(b)      Total return at net asset value assuming all distributions reinvested.

(c) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

FINANCIAL HIGHLIGHTS


NEWPORT TIGER FUND, VARIABLE SERIES

                                                                                Year ended December 31,
                                                              2001          2000         1999          1998         1997

                                                             Class A      Class A       Class A      Class A       Class A
                                                             -------      -------       -------      -------       -------
Net asset value, Beginning of period ($)                      2.19          2.62         1.57          1.71         2.52
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):

Net investment income (a)                                     0.02          0.02         0.03          0.03         0.03
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
    investments and foreign currency                         (0.42)        (0.43)        1.04         (0.14)       (0.81)
--------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                             (0.40)        (0.41)        1.07         (0.11)       (0.78)
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):

From net investment income                                   (0.02)        (0.02)       (0.02)        (0.03)       (0.03)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                            1.77          2.19         2.62          1.57         1.71
--------------------------------------------------------------------------------------------------------------------------
Total return (%) (b)(c)                                     (18.48)       (15.63)       68.01         (6.43)       (31.14)
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):

Expenses (d)                                                  1.31          1.15         1.21          1.30         1.25
--------------------------------------------------------------------------------------------------------------------------
Net investment income (d)                                     0.99          0.80         1.65          2.16         1.14
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                     24            22           12            16           27
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                       33,688        44,346       46,125        23,655       24,934

(a) Per share data was calculated using average shares outstanding during the period.

(b)      Total return at net asset value assuming all distributions reinvested.

(c) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

FINANCIAL HIGHLIGHTS
STEIN ROE GLOBAL UTILITIES FUND, VARIABLE SERIES

                                                                                Year ended December 31,
                                                              2001          2000         1999          1998         1997

                                                             Class A      Class A       Class A      Class A       Class A
                                                             -------      -------       -------      -------       -------
Net asset value, Beginning of period ($)                     13.27         17.15        13.76         11.92         10.70
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):

Net investment income (a)                                     0.20          0.10         0.28          0.24          0.46
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments       (2.05)        (2.37)        3.63          1.93          2.62
--------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                             (1.85)        (2.27)        3.91          2.17          3.08
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):

From net investment income                                   (0.18)        (0.03)       (0.23)        (0.21)        (0.48)
--------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                              --           --            --         (0.01)           --
--------------------------------------------------------------------------------------------------------------------------
From net realized capital gains                              (0.34)        (1.58)       (0.29)        (0.11)        (1.38)
--------------------------------------------------------------------------------------------------------------------------
Return of capital                                            (0.05)          --            --           --             --
--------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders                 (0.57)        (1.61)       (0.52)        (0.33)        (1.86)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, End of period ($)                           10.85         13.27        17.15         13.76         11.92
--------------------------------------------------------------------------------------------------------------------------
Total return (%) (b)(c)                                     (14.01)       (13.20)       28.63         18.33         28.75
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):

Expenses (d)                                                  0.93          0.76         0.77          0.82          0.83
--------------------------------------------------------------------------------------------------------------------------
Net investment income (d)                                     1.64          0.61         1.91          1.90          3.96
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                     99            52           52            53            89
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                       59,812        93,816      110,150        71,186        54,603


(a) Per share data was calculated using average shares outstanding during the period.

(b)      Total return at net asset value assuming all distributions reinvested.

(c) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

                             SHAREHOLDER INFORMATION


PURCHASES AND REDEMPTIONS
The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Funds issue and redeem shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

HOW THE FUNDS CALCULATE NET ASSET VALUE
Each share price is its net asset value next determined. Each Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

To calculate the net asset value on a given day, the Funds value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Funds value the security at the most recent quoted bid price. The Funds value each over-the-counter security or NASDAQ National Market System security as of the last sales price for that day. The Funds value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

The Funds value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when the Funds determine that the sale or bid price of the security does not reflect that security's market value, the Funds will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

The Funds may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. A Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of a Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

DIVIDENDS AND DISTRIBUTIONS
Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

SHAREHOLDER INFORMATION


TAX CONSEQUENCES
Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the Code). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

OTHER CLASS OF SHARES
The Funds also offer an additional class of shares, Class B shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

                                   APPENDIX A

                             MORNINGSTAR CATEGORIES

In an effort to distinguish funds by what they own, as well as by their prospectus objectives and styles, Morningstar developed the Morningstar categories. While the prospectus objective identifies a fund's investment goals based on the wording in the fund prospectus, the Morningstar category identifies funds based on their actual investment styles as measured by their underlying portfolio holdings (portfolio statistics and compositions over the past three years). Morningstar may change a fund's category assignment from time to time.

Morningstar places domestic equity funds in a category based on the style and size of the stocks they typically own. The style and size parameters are based on the divisions used in the investment style box: Value, Blend, or Growth style and Small, Middle, or Large median market capitalization (see "Morningstar Style Box" below for more details on style methodology). By reviewing their investment style over the past three years, Morningstar places domestic equity funds in one of the following nine categories: Large Growth, Large Blend, Large Value, Mid-Cap Growth, Mid-Cap Blend, Mid-Cap Value, Small Growth, Small Blend, and Small Value. Morningstar also includes several other domestic equity categories, including: Specialty Health Care, Specialty Technology, Specialty Utilities, Specialty Communications, Specialty Financials, Specialty Real Estate, Specialty Natural Resources, Convertible Bond, and Domestic Hybrid.

                              MORNINGSTAR STYLE BOX

The style box is a snapshot in time. It identifies the fund's investment style as of a particular date. The Morningstar category is based on style box information from the trailing 36 months. It provides a general picture of the fund's investment style over the past three years.

The Morningstar equity style box is a nine-box matrix that displays both the fund's investment methodology and the size of the companies in which it invests. Set forth below is the nine-box matrix.

            VALUE     BLEND    GROWTH
LARGE         1         2        3
-------------------------------------
MID-CAP       4         5        6
-------------------------------------
SMALL         7         8        9





The equity style box for domestic stock funds comprises two components: MARKET CAPITALIZATION on the vertical axis and VALUATION on the horizontal axis.

MARKET CAPITALIZATION: Morningstar ties market cap to the relative movements of the market. The top 5% of the 5000 largest domestic stocks in Morningstar's equity database are classified as large-cap, the next 15% of the 5000 are mid-cap, and the remaining 80% (as well as companies that fall outside the largest 5000) are small-cap.

Morningstar then determines a fund's market cap by ranking the stocks in a fund's portfolio from the largest market-capitalized stock to the smallest, and then calculating the average weighted market capitalization of the stocks in the middle quintile (middle 40th percentile to 60th percentile) of the portfolio. After a fund's market cap has been determined, Morningstar places the fund in the large-cap, mid-cap or small-cap group noted above.

APPENDIX A


VALUATION: Morningstar categorizes funds by comparing the stocks in their portfolios with the most relevant of the three market cap groups. Specifically, each stock in Morningstar's equities database receives a price-to-earnings (P/E) score and a price-to-book (P/B) score. This is derived by dividing each stock's P/E and P/B by the asset-weighted median P/E and asset-weighted median P/B, respectively, of the stock's market cap group. For example, to calculate the asset-weighted median P/E, Morningstar first ranks the P/E ratios of the stocks in each market-cap group from highest to lowest, then counts down by their market caps until it reaches the 50th percentile of that market-cap group. The P/E ratio attached to that stock is the asset-weighted median P/E. Morningstar does the same to find the asset-weighted median P/B. Next, Morningstar calculates the P/E style box score and the P/B style box score for each fund by ranking the stocks in a fund's portfolio by their P/E scores and P/B scores, respectively, and then calculating an average weighted P/E score and an average weighted P/B score from the stocks in the middle quintile of each fund's portfolio. These average weighted scores are the P/E style box score and the P/B style box score of the fund's portfolio.

For each measure, 1.00 represents the market-cap group average. If the fund has a P/E style box score + P/B style box score that exceeds 2.25, the fund is categorized as growth. If the combined score falls below 1.75, the fund is categorized as value. Finally, if the score is between 1.75 and 2.25, the fund is categorized as blend.

FOR MORE INFORMATION
-------------------------------------------------------------------------------
Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA  02111-2621
1-800-426-3750
www.libertyfunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Variable Investment Trust:  811-07556

Colonial International Fund for Growth, Variable Series
Colonial Strategic Income Fund, Variable Series
Colonial U.S. Growth & Income Fund, Variable Series
Liberty All-Star Equity Fund, Variable Series
Liberty Value Fund, Variable Series
Newport Tiger Fund, Variable Series
Stein Roe Global Utilities Fund, Variable Series


                           [LIBERTY FUNDS LETTERHEAD]

                        LIBERTY VARIABLE INVESTMENT TRUST

                              One Financial Center
                           Boston, Massachusetts 02111

                       Liberty Value Fund, Variable Series
                Stein Roe Global Utilities Fund, Variable Series
             Colonial International Fund for Growth, Variable Series
               Colonial U.S. Growth & Income Fund, Variable Series
                 Colonial Strategic Income Fund, Variable Series
                       Newport Tiger Fund, Variable Series
                  Liberty All-Star Equity Fund, Variable Series
                 Colonial Small Cap Value Fund, Variable Series
              Colonial High Yield Securities Fund, Variable Series
              Colonial International Horizons Fund, Variable Series
                  Colonial Global Equity Fund, Variable Series
            Crabbe Huson Real Estate Investment Fund, Variable Series
            Liberty Newport Japan Opportunities Fund, Variable Series
                   Liberty Select Value Fund, Variable Series
                 Rydex Financial Services Fund, Variable Series
                     Rydex Health Care Fund, Variable Series
                   Liberty S&P 500 Index Fund, Variable Series



                       STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2002



      The Statement of Additional Information ("SAI") is not a Prospectus, but should be read in conjunction with the Trust's Prospectuses, dated May 1, 2002, and any supplements thereto, which may be obtained at no charge by calling Liberty Funds Distributor, Inc. ("LFD") at (800) 426-3750, or by contacting the applicable Participating Insurance Company (as defined in the Prospectus), or the broker-dealers offering certain variable annuity contracts ("VA contracts") or variable life insurance policies ("VLI policies") issued by the Participating Insurance Company.

                                TABLE OF CONTENTS


ITEM                                                                     PAGE
ORGANIZATION AND HISTORY............................................3


INVESTMENT MANAGEMENT AND OTHER SERVICES............................4

      General.......................................................4

      Trust Charges and Expenses....................................7

      Principal Underwriter.........................................13
      Code of Ethics................................................14

INVESTMENT RESTRICTIONS.............................................14
      Liberty Value Fund, Variable Series...........................14
      Stein Roe Global Utilities Fund, Variable Series..............15
      Colonial International Fund for Growth, Variable Series.......16
      Colonial U.S. Growth & Income Fund, Variable Series...........17
      Colonial Strategic Income Fund, Variable Series...............18
      Newport Tiger Fund, Variable Series...........................19
      Liberty All-Star Equity Fund, Variable Series.................20
      Colonial Small Cap Value Fund, Variable Series................22
      Colonial High Yield Securities Fund, Variable Series..........23
      Colonial International Horizons Fund, Variable Series.........24
      Colonial Global Equity Fund, Variable Series..................24
      Crabbe Huson Real Estate Investment Fund, Variable Series.....25
      Liberty Newport Japan Opportunities Fund, Variable Series.....26
      Liberty Select Value Fund, Variable Series....................27
      Rydex Financial Services Fund, Variable Series................28
      Rydex Health Care Fund, Variable Series.......................29
      Liberty S&P 500 Index Fund, Variable Series...................30

MORE FACTS ABOUT THE TRUST..........................................31
      Organization..................................................31
      Trustees and Officers.........................................31
      Trustee Positions.............................................36
      Approving the Investment Advisory Contract....................36
      Compensation of Trustees......................................38
      Principal Holders of Securities...............................48

Custodian...........................................................58

OTHER CONSIDERATIONS................................................58
      Portfolio Turnover............................................58
      Suspension of Redemptions.....................................59
      Valuation of Securities.......................................59
      Portfolio Transactions........................................59
      Information About the Standard & Poor's 500 Composite.........68
      Stock Price Index.............................................68

ITEM                                                                     PAGE
DESCRIPTION OF CERTAIN INVESTMENTS..................................68

INVESTMENT PERFORMANCE..............................................81

INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS....................87

                            ORGANIZATION AND HISTORY


      Liberty Variable Investment Trust (the "Trust"), a business trust organized under the Laws of Massachusetts in 1993, is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. The Trust is permitted to offer separate series and different classes of shares. The Trust currently offers two separate classes of shares, Class A shares and Class B shares. Class B shares differ from Class A shares solely in that Class B shares have a fee pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended ("1940 Act"), which is used for certain shareholder services and distribution expenses. Sales of shares of each class are made without a sales charge at each Fund's per share net asset value.



      The Trust currently offers seventeen Funds: Liberty Value Fund, Variable Series ("Value Fund"); Stein Roe Global Utilities Fund, Variable Series ("Global Utilities Fund"); Colonial International Fund for Growth, Variable Series ("International Fund"); Colonial U.S. Growth & Income Fund, Variable Series ("U.S. Growth Fund"); Colonial Strategic Income Fund, Variable Series ("Strategic Income Fund"); Newport Tiger Fund, Variable Series ("Tiger Fund"); Liberty All-Star Equity Fund, Variable Series ("All-Star Equity Fund"); Colonial Small Cap Value Fund, Variable Series ("Small Cap Fund"); Colonial High Yield Securities Fund; Variable Series ("High Yield Fund"); Colonial International Horizons Fund, Variable Series, ("International Horizons Fund"); Colonial Global Equity Fund, Variable Series ("Global Equity Fund"); Crabbe Huson Real Estate Investment Fund, Variable Series ("Real Estate Fund"); Liberty Newport Japan Opportunities Fund, Variable Series ("Japan Opportunities Fund"); Liberty Select Value Fund, Variable Series ("Select Value Fund"); Rydex Financial Services Fund, Variable Series ("Financial Services Fund"); Rydex Health Care Fund, Variable Series ("Health Care Fund") and Liberty S&P 500 Index Fund, Variable Series ("500 Index Fund"). The Trust may add or delete Funds and/or classes of shares from time to time. The Trust commenced operations on July 1, 1993. Each Fund, except the International Fund, International Horizons Fund, Financial Services Fund and Health Care Fund is a diversified series of the Trust, each representing the entire interest in a separate series of the Trust. The International Fund, International Horizons Fund, Financial Services Fund and Health Care Fund are non-diversified series of the Trust, each representing the entire interest in a separate series of the Trust.



      Effective November 15, 1997, the Trust changed its name from "Keyport Variable Investment Trust" to its current name. Effective November 15, 1997, the Value Fund changed its name from "Colonial-Keyport Growth and Income Fund" to "Colonial Growth and Income Fund, Variable Series." Effective June 1, 2000 the Value Fund changed its name from "Colonial Growth and Income Fund, Variable Series" to its current name. Effective November 15, 1997, the Global Utilities Fund changed its name from "Colonial-Keyport Utilities Fund" to its current name. Effective November 15, 1997, the International Fund changed its name from "Colonial-Keyport International Fund for Growth" to its current name. Effective May 1, 1997, the U.S. Growth Fund changed its name from "Colonial-Keyport U.S. Fund for Growth" to "Colonial-Keyport U.S. Stock Fund." Effective November 15, 1997, the U.S. Growth Fund changed its name from "Colonial-Keyport U.S. Stock Fund" to "Colonial U.S. Stock Fund, Variable Series." Effective June 1, 1999, the U.S. Growth Fund changed its name from "Colonial U.S. Stock Fund, Variable Series" to its current name. Effective November 15, 1997 the Strategic Income Fund changed its name from "Colonial-Keyport Strategic Income Fund" to its current name. Effective November 15, 1997 the Tiger Fund changed its name from "Newport-Keyport Tiger Fund" to its current name.




      The Trustees of the Trust ("Board of Trustees") monitor events to identify any material conflicts that may arise between the interests of the Participating Insurance Companies or between the interests of owners of VA contracts and VLI policies. The Trust currently does not foresee any disadvantages to the owners of VA contracts and VLI policies arising from the fact that certain interests of owners may differ. Additional information regarding such differing interests and related risks are described in the Prospectus under "MIXED AND SHARED FUNDING."

                    INVESTMENT MANAGEMENT AND OTHER SERVICES

GENERAL


      Liberty Advisory Services Corp. ("LASC") serves as Manager pursuant to investment advisory agreements between the Trust on behalf of the Funds and LASC (the "Management Agreements"). LASC is a direct wholly owned subsidiary of Liberty Funds Group LLC ("LFG"), which is an indirect wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston").



      LASC and the Trust, on behalf of each of the Value Fund, International Fund, U.S. Growth Fund, Strategic Income Fund, Small Cap Fund, High Yield Fund, International Horizons Fund, Global Equity Fund, Select Value Fund, Financial Services Fund, Health Care Fund and 500 Index Fund have entered into separate Sub-Advisory Agreements (the "Colonial Sub-Advisory Agreements") with Colonial Management Associates, Inc. ("Colonial"). Colonial is a direct wholly owned subsidiary of LFG.



      LASC and the Trust, on behalf of the Global Utilities Fund, have entered into a separate Sub-Advisory Agreement (the "Stein Roe Sub-Advisory Agreement") with Stein Roe & Farnham Incorporated ("Stein Roe"). Stein Roe is a direct wholly owned subsidiary of LFG.



      LASC and the Trust, on behalf of each of the Tiger Fund and Japan Opportunities Fund, have entered into a separate Sub-Advisory Agreement (the "Newport Sub-Advisory Agreement") with Newport Fund Management, Inc. ("Newport"). Newport is an indirect wholly owned subsidiary of FleetBoston.



      LASC and the Trust, on behalf of the Real Estate Fund, have entered into a separate Sub-Advisory Agreement (the "Crabbe Huson Sub-Advisory Agreement," and collectively, with the

Colonial Sub-Advisory Agreements, the Stein Roe Sub-Advisory Agreement and the Newport Sub-Advisory Agreement, the "Sub-Advisory Agreements") with Crabbe Huson Group, Inc. ("Crabbe Huson"). Crabbe Huson is an indirect wholly owned subsidiary of FleetBoston.



      Liberty Asset Management Company ("LAMCO") sub-advises the All-Star Equity Fund pursuant to the Management Agreement for such Fund (to which LAMCO is a party). All-Star Equity Fund's investment program is based upon LAMCO's multi-manager concept. LAMCO allocates the Fund's portfolio assets on an equal basis among a number of independent investment management organizations ("Portfolio Managers") -- currently five in number -- each of which employs a different investment style. LAMCO periodically rebalances the Fund's portfolio among the Portfolio Managers so as to maintain an approximately equal allocation of the portfolio among them throughout all market cycles. Each Portfolio Manager provides these services under a Portfolio Management Agreement (the "Portfolio Management Agreements") among the Trust, on behalf of the All-Star Equity Fund, LAMCO and such Portfolio Manager.


      All-Star Equity Fund's current Portfolio Managers are:


            Mastrapasqua & Associates
            Oppenheimer Capital
            Boston Partners Asset Management, L.P.
            Schneider Capital Management Corporation
            TCW Investment Management Company



      Rydex Global Advisors ("Rydex") sub-advises the Financial Services Fund and the Health Care Fund pursuant to the Management Agreement for such Funds and a Portfolio Management Agreement among the Trust, on behalf of the Financial Services Fund and the Health Care Fund, Colonial and Rydex.



      SSgA Funds Management, Inc. ("SSgA") sub-advises the 500 Index Fund pursuant to the Management Agreement for the 500 Index Fund and a Portfolio Management Agreement among the Trust on behalf of the 500 Index Fund, Colonial and SSgA.



      LASC. LFG owns all of the outstanding common stock of LASC. LASC's address is One Financial Center, Boston, Massachusetts 02111. The directors and the principal executive officer of LASC are: Keith T. Banks (principal executive officer and director), Joseph R. Palombo and Roger Sayler.



      Colonial and Colonial's Portfolio Managers. LFG, One Financial Center, Boston, Massachusetts 02111, owns all of the outstanding common stock of Colonial. LFG is an indirect wholly owned subsidiary of FleetBoston. The directors and the principal executive officer of Colonial are Keith T. Banks (principal executive officer and director), Joseph R. Palombo and Roger Sayler.

      As of the date of this SAI, the following entity serves as Colonial's Portfolio Manager for the Financial Services Fund and the Health Care Fund:


      - Rydex. Rydex, an investment advisor since 1993, is located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. The trustees and the principal executive officer of Rydex are Albert P. Viragh, Jr. (principal executive officer and trustee), Corey A. Colehour, J. Kenneth Dalton, John O. Demaret, Patrick T. McCarville and Roger Somers. Mr. Viragh owns a controlling interest in Rydex. As of February 28, 2002, Rydex managed over $5.4 billion in assets.


      As of the date of this SAI, the following entity serves as Colonial's Portfolio Manager for the 500 Index Fund:




      - SSgA. SSgA, located at Two International Place, Boston, Massachusetts 02110, is one of the State Street Global Advisors companies which constitute the investment management business of State Street Corporation. State Street Global Advisors has been in the business of providing investment advisory services since 1978. SSgA is a newly formed entity which has, as a result of a change in federal law, succeeded to most or all of the registered investment company business of State Street Global Advisors as of May, 2001. As of February 28, 2002, State Street Global Advisors had approximately $772.1 billion in assets under management. Timothy B. Harbert and Mitchell H. Shames are Directors of SSgA and are therefore considered controlling persons. SSgA is a subsidiary of State Street Corporation.



      Stein Roe. Stein Roe, One South Wacker Drive, Chicago, Illinois, 60606, is an indirect wholly owned subsidiary of FleetBoston. The directors and the principal executive officer of Stein Roe are Keith T. Banks (principal executive officer and director), Joseph R. Palombo and Roger Sayler.

      Newport. Newport Pacific Management, Inc. ("Newport Pacific"), 580 California Street, San Francisco, California 94104, owns 75.1% of the outstanding common stock of Newport as of December 31, 2001. Columbia Management Group, Inc. ("Columbia"), which is an indirect wholly owned subsidiary of FleetBoston, owns the balance. Liberty Newport Holdings, Ltd. ("LNH") owns all of the outstanding common stock of Newport Pacific. Columbia owns all of the outstanding stock of LNH. The directors and the principal executive officer of Newport are Keith T. Banks (principal executive officer and director), Joseph R. Palombo and Roger Sayler.



      Crabbe Huson. Crabbe Huson, 121 S.W. Morrison, Suite 1400, Portland, Oregon 97204, is a wholly owned subsidiary of FleetBoston. The directors and the principal executive officer of Crabbe Huson are Keith T. Banks (principal executive officer and director), Joseph R. Palombo, and Roger Sayler.



      LAMCO and LAMCO's Portfolio Managers. LAMCO, One Financial Center, Boston, Massachusetts 02111, is an indirect wholly owned subsidiary of FleetBoston. The directors and the principal executive officer of LAMCO are Keith T. Banks (principal executive officer and director), Joseph R. Palombo and Roger Sayler.



      As of the date of this SAI, the following entities serve as LAMCO's Portfolio Managers for the All-Star Equity Fund:



      - Mastrapasqua & Associates. Mastrapasqua, an investment advisor since 1993, located at 814 Church Street, Suite 600, Nashville, Tennessee 37203, is an independently owned firm. Ownership of Mastrapasqua lies 100% with its officers and trustees. Mastrapasqua's principal executive officer is Frank Mastrapasqua, Ph.D., Chairman and Chief Executive Officer. Mr. Mastrapasqua, Thomas A. Trantum, President, and Mauro Mastrapasqua, First Vice President, may be deemed to be controlling persons of Mastrapasqua by virtue of the aggregate ownership by them of more than 25% of the outstanding voting stock of Mastrapasqua. As of February 28, 2002, Mastrapasqua managed $1.7 billion in assets.



      - Oppenheimer Capital. Oppenheimer Capital, an investment advisor since 1969, located at 1345 Avenue of the Americas, New York, New York 10105, is a Delaware partnership and an indirect wholly-owned subsidiary of Allianz A.G. Oppenheimer Capital's principal executive officer is Colin Glinsman. As of December 31, 2001, Oppenheimer Capital managed over $36 billion in assets.



      - Boston Partners Asset Management, L.P. Boston Partners Asset Management, L.P. ("Boston Partners"), an investment advisor since 1995, is located at 28 State Street, 21st Floor, Boston, Massachusetts 02109. The sole General Partner of Boston

            Partners is Boston Partners, Inc., a Delaware Subchapter S Corporation. Desmond J. Heathwood is the President of Boston Partners, Inc. As of February 28, 2002, Boston Partners managed $10.1 billion in assets.



      - Schneider Capital Management Corporation. Schneider Capital Management Corporation ("Schneider"), an investment advisor since 1996, is located at 460 East Swedesford Road, Wayne, Pennsylvania 19087 and is an independently owned firm. Schneider's principal executive officer and sole director is Arnold C. Schneider III. Schneider is 100% employee-owned. As of February 28, 2002, Schneider managed over $1.9 billion in assets.



      - TCW Investment Management Company. Societe Generale S.A. ("Societe Generale") through its wholly owned subsidiary, Societe Generale Asset Management, S.A. ("SGAM"), purchased The TCW Group Inc. ("The TCW Group") and its subsidiaries, including TCW Investment Management Company ("TCW").



            TCW is located at 865 South Figueroa Street, Los Angeles, CA 90017. Established in 1971, The TCW Group's direct and indirect subsidiaries, including TCW, provide a variety of trust, investment management and investment advisory services. SGAM owns 51% of The TCW Group. SGAM is located at 92708 place de la Corpole, 92078 Paris, France. Societe Generale is located at 29 Boulevard Haussman, 75009, Paris, France. The employees, management and other shareholders of The TCW Group own the remaining 49% of the company. Under the terms of the agreement between The TCW Group and SGAM, SGAM will acquire an additional 19% interest in The TCW Group over the course of the next five years. SGAM and TCW have stated their intention to maintain the personnel, processes, investment strategy and operations of TCW, which will continue to operate under the TCW brand name. As of February 28, 2002, TCW and its affiliates had $86.7 billion in assets under management or committed to management.

      The Management Agreements, the Sub-Advisory Agreements and the Portfolio Management Agreements provide that none of LASC, Colonial, Stein Roe, Newport, Crabbe Huson, LAMCO or LAMCO's Portfolio Managers, Rydex or SSgA (collectively, the "Advisors"), nor any of their respective directors, officers, stockholders (or partners of stockholders), agents, or employees shall have any liability to the Trust or any shareholder of any Fund for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by LASC or such Advisor of its respective duties under such agreements, except for liability resulting from willful misfeasance, bad faith or gross negligence on the part of LASC or such Advisor, in the performance of its respective duties or from reckless disregard by such Advisor of its respective obligations and duties thereunder.


TRUST CHARGES AND EXPENSES


      International Horizons Fund, Global Equity Fund and Real Estate Fund commenced operations on June 1, 1999. Japan Opportunities Fund, Select Value Fund, Financial Services Fund, Health Care Fund and 500 Index Fund commenced operations on May 30, 2000. Class B shares for all Funds, except for International Horizons Fund, Global Equity Fund, Real Estate Fund, Japan Opportunities Fund, Select Value Fund, Financial Services Fund, Health Care Fund and 500 Index Fund, commenced investment operations on June 1, 2000. Class A shares for International Horizons Fund, Global Equity Fund and Real Estate Fund commenced investment operations on June 1, 2000. Class A and Class B shares for Japan Opportunities Fund, Select Value Fund, Financial Services Fund, Health Care Fund and 500 Index Fund, commenced investment operations on May 30, 2000.



MANAGEMENT FEES. Each Fund listed below paid LASC management fees as follows during each year in the three-year period ended December 31, 2001, pursuant to the Management Agreements described in the Prospectus:



                                       2001              2000              1999
                                    ----------        ----------        ----------
Value Fund:                         $1,145,972        $1,217,773        $1,157,822
Global Utilities Fund:                 486,048           720,174           554,892
International Fund:                    431,211           642,065           569,988
U.S. Growth Fund:                    1,602,928         1,645,625         1,429,390
Strategic Income Fund:                 947,802         1,028,637           971,490
Tiger Fund:                            348,282           446,975           277,720
All-Star Equity Fund:                  499,847           541,468           493,641
Small Cap Fund:                        118,056            53,931            18,928
High Yield Fund:                       144,771           112,673            61,532
International Horizons Fund:            89,594           101,318            27,964
Global Equity Fund:                     75,122            89,670            31,164
Real Estate Fund:                       46,705            30,938            11,210

Japan Opportunities Fund:               18,388            17,254                --
Select Value Fund:                      65,748            11,300                --
Financial Services Fund:                31,457             8,024                --
Health Care Fund:                       53,289            10,940                --
500 Index Fund:                         83,290            18,998                --



CERTAIN ADMINISTRATIVE EXPENSES. Prior to July 1, 2001, each Fund paid Colonial or an affiliate thereof an additional fee for pricing and bookkeeping services in the annual amount of $27,000 for the first $50 million of Fund assets, plus a monthly percentage fee at the following annual rates: .04% on the next $550 million; .03% on the next $400 million; and .025% on the excess over $1 billion of the average daily net assets of the Fund for such month. Effective July 1, 2001, Colonial entered a separate agreement ("Outsourcing Agreement"). Under the Outsourcing Agreement, Colonial has delegated those functions to State Street Bank and Trust Company ("State Street"). Colonial pays fees to State Street under the Outsourcing Agreement.



      Under its pricing and bookkeeping agreement with the Funds, Colonial receives from each Fund a monthly fee consisting of a flat fee plus an asset-based fee, as follows:



-     an annual flat fee of $10,000, paid monthly; and



- in any month that a Fund has average net assets of more than $50 million, a monthly fee equal to the percentage of the average net assets of the Fund for that month that is determined by the following formula:



            [(number of stand-alone funds and master funds for which State Street provides accounting and bookkeeping services under the Outsourcing Agreement x $105,000) + (number of feeder funds for which State Street provides accounting and bookkeeping services under the Outsourcing Agreement x $12,000) - (annual flat fees payable by each fund for which State Street provides accounting and bookkeeping services under the outsourcing agreement )] / (average monthly net assets of all stand-alone funds and feeder funds for which State Street provides accounting and bookkeeping services under the Outsourcing Agreement with average monthly net assets of more than $50 million in that month)



   The Funds reimburse Colonial for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.



      During each year in the three-year period ended December 31, 2001 each Fund listed below made payments as follows to Colonial or an affiliate thereof for pricing and bookkeeping services:



                                     2001           2000           1999
                                    -------        -------        -------
Value Fund:                         $74,777        $74,890        $74,390
Global Utilities Fund:               36,680         50,009         40,059
International Fund:                  19,004         34,377         31,946
U.S. Growth Fund:                    83,138         86,096         74,490

Strategic Income Fund:               63,061         64,709         63,800
Tiger Fund:                          18,858         27,000         27,000
All-Star Equity Fund:                31,011         33,902         31,497
Small Cap Fund:                      18,389         27,000         27,000
High Yield Fund:                     18,389         27,000         27,000
International Horizons Fund:         18,389         27,000         15,750
Global Equity Fund:                  18,389         27,000         15,750
Real Estate Fund:                    18,523         27,000         15,750
Japan Opportunities Fund:            18,494         16,229             --
Select Value Fund:                   18,494         16,229             --
Financial Services Fund:             18,973         15,750             --
Health Care Fund:                    18,494         16,229             --
500 Index Fund:                      18,494         16,229             --

      In addition, each Fund pays Colonial or an affiliate thereof an additional fee for transfer agent services in the amount of $7,500 per year, payable in monthly installments of $625. The foregoing fee shall be pro-rated for any month during which this Agreement is in effect for only a portion of the month. During each year in the three-year period ended December 31, 2001, each Fund listed below made payments as follows to Colonial or an affiliate thereof for transfer agent services:



                                     2001          2000          1999
                                    ------        ------        ------
Value Fund:                         $7,500        $7,500        $7,500
Global Utilities Fund:               7,500         7,500         7,500
International Fund:                  7,500         7,500         7,500
U.S. Growth Fund:                    7,500         7,500         7,500
Strategic Income Fund:               7,500         7,500         7,500
Tiger Fund:                          7,500         7,500         7,500
All-Star Equity Fund:                7,500         7,499         7,500
Small Cap Fund:                      7,500         7,500         7,500
High Yield Fund:                     7,500         7,500         7,500
International Horizons Fund:         7,500         7,500         4,375
Global Equity Fund:                  7,500         7,500         4,375
Real Estate Fund:                    7,500         7,500         4,375
Japan Opportunities Fund:            7,500         4,508            --
Select Value Fund:                   7,500         4,508            --
Financial Services Fund:             7,500         4,375            --
Health Care Fund:                    7,500         4,375            --
500 Index Fund:                      7,500         4,508            --

12B-1 FEES. During each year in the three-year period ended December 31, 2001, each Fund listed below paid LFD distribution fees as follows, as described in the Prospectus:



                                      2001           2000           1999
                                    -------        -------        -------
Value Fund:                         $11,431        $   295             --
Global Utilities Fund:                    2              2             --
International Fund:                       2              1             --
U.S. Growth Fund:                    34,516          2,124             --
Strategic Income Fund:               29,568          2,006             --
Tiger Fund:                           3,582            658             --
All-Star Equity Fund:                 9,903          1,496             --
Small Cap Fund:                      16,271          1,641             --
High Yield Fund:                     13,469            797             --
International Horizons Fund:         23,554         27,493        $ 6,601
Global Equity Fund:                  19,806         23,603          7,044
Real Estate Fund:                    11,585          7,607          2,415
Japan Opportunities Fund:             3,732          3,222             --
Select Value Fund:                   23,260          3,798             --
Financial Services Fund:              8,884          2,157             --
Health Care Fund:                    13,037          2,518             --
500 Index Fund:                      52,682         11,552             --


EXPENSE LIMITATIONS. LASC and LFD have voluntarily agreed to reimburse all expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses, incurred by each of the following Funds in excess of the following percentages of each of Class A and Class B share average daily net asset value per annum:

U.S. Growth Fund:                1.00%
Strategic Income Fund:           1.00%
All-Star Equity Fund:            1.00%
Small Cap Fund:                  1.10%
High Yield Fund:                 0.95%
Japan Opportunities Fund:        1.85%
Select Value Fund:               1.10%
Financial Services Fund:         1.45%
Health Care Fund:                1.60%
500 Index Fund:                  0.75%


      LFD will first reimburse the Class B distribution fee of up to 0.25% to reach the above stated limits on Class B expenses. If, after reimbursing the distribution fee, Class B expenses are above the expense limit, LASC will then reimburse other Fund expenses for both Class A and Class B to the extent necessary to reach the expense limit. If additional reimbursement is still needed to reach the expense limits, LASC will then waive a portion of its management fee to reach the above stated limits.

      LASC has voluntarily agreed to reimburse all expenses, including management fees, but excluding interest, taxes, 12b-1 fees, brokerage fees and extraordinary expenses, incurred by each of the following Funds in excess of the following percentages of average daily net asset value per annum:


International Horizons Fund:     1.15%
Global Equity Fund:              1.15%
Real Estate Fund:                1.20%

These arrangements may be terminated or modified by LASC or LFD at any time.

FEES OR EXPENSES WAIVED OR BORNE BY LASC


                                      2001            2000            1999
                                    --------        --------        --------
All-Star Equity Fund:               $     77         $15,896              --
Small Cap Fund:                       32,441          55,429         $63,222
High Yield Fund:                          --          11,685          49,549
International Horizons Fund:         153,064          42,341          28,328
Global Equity Fund:                  136,366          48,980          27,096
Real Estate Fund:                     84,041          51,233          31,663
Japan Opportunities Fund:             44,809          38,372              --
500 Index Fund:                       58,371          17,830              --
Select Value Fund:                    44,763          21,529              --
Financial Services Fund:              48,627          27,947              --
Health Care Fund:                     40,614          28,416              --


FEES OR EXPENSES WAIVED OR BORNE BY LFD


                                   2001           2000
                                 -------        -------
Strategic Income Fund:           $11,410        $   229
All-Star Equity Fund:              9,903          1,496
Small Cap Fund:                   16,271          1,641
High Yield Fund:                  12,641            797
Japan Opportunities Fund:          3,732          3,222
U.S. Growth Fund:                 29,162          1,142
500 Index Fund:                   52,682         11,552
Select Value Fund:                23,260          3,798
Value Fund:                           --             45
Financial Services Fund:           8,884          2,157
Health Care Fund:                 13,037          2,518



* There were no fees waived or borne by LFD for the year ended December 31, 1999 for any of the Funds.

SALES-RELATED EXPENSES


      Sales-related expenses of LFD relating to each Fund's Class B shares for the year ended December 31, 2001 were as follows:



                                                                                    Global        International
                                                                 Value Fund     Utilities Fund         Fund
Fees to Financial Service Firms (FSFs)                             $9,076             $3             $35,631
Cost of sales material relating to the Fund
  (including printing and mailing expenses)                        25,635              0                   0
Allocated travel, entertainment and other
   promotional expenses (including advertising)                    14,677              0                   0



                                                                                  Strategic
                                                              U.S. Growth Fund    Income Fund       Tiger Fund
                                                              ----------------    -----------       ----------
Fees to Financial Service Firms (FSFs)                            $27,969           $23,813           $3,642
Cost of sales material relating to the Fund
  (including printing and mailing expenses)                        75,697            56,937            1,757
Allocated travel, entertainment and other
   promotional expenses (including advertising)                    43,340            32,599            1,006



                                                              All-Star Equity
                                                                    Fund        Small Cap Fund   High Yield Fund
                                                                    ----        --------------   ---------------
Fees to Financial Service Firms (FSFs)                             $8,130           $13,310          $10,712
Cost of sales material relating to the Fund
  (including printing and mailing expenses)                        11,375            26,836           45,994
Allocated travel, entertainment and other
   promotional expenses (including advertising)                     6,513            15,365           26,333



                                                               International    Global Equity
                                                               Horizons Fund         Fund        Real Estate Fund
                                                               -------------         ----        ----------------
Fees to Financial Service Firms (FSFs)                            $19,398           $16,427           $9,503
Cost of sales material relating to the Fund
  (including printing and mailing expenses)                           215               113            2,763
Allocated travel, entertainment and other
   promotional expenses (including advertising)                       123                65            1,582

                                                                    Japan         Select Value      Financial
                                                              Opportunities Fund      Fund        Services Fund
                                                              ------------------      ----        -------------
Fees to Financial Service Firms (FSFs)                             $3,072            $18,218          $7,138
Cost of sales material relating to the Fund
  (including printing and mailing expenses)                            40             35,100          10,502
Allocated travel, entertainment and other
   promotional expenses (including advertising)                        23             20,096           6,013



                                                                                   500 Index
                                                                Health Care Fund      Fund
                                                                ----------------      ----
Fees to Financial Service Firms (FSFs)                             $10,562          $42,490
Cost of sales material relating to the Fund
  (including printing and mailing expenses)                         13,847           78,696
Allocated travel, entertainment and other
   promotional expenses (including advertising)                      7,928           45,057

PRINCIPAL UNDERWRITER


      LFD, located at One Financial Center, Boston, MA 02111, serves as the principal underwriter to the Funds. LFD is an affiliate of LASC.

      The Trustees have approved a Distribution Plan and Agreement ("Plan") pursuant to Rule 12b-1 under the 1940 Act for the Class B shares of the Funds. Under the Plan, the Funds pay the distributor a monthly distribution fee at the aggregate annual rate of up to 0.25% of each Fund's Class B share's average daily net assets. The distributor has agreed to waive the fee for some of the Funds to an amount so that the Class B share expenses (including the distribution fee) of these Funds do not exceed the limits as described above under Expense Limitations. The distributor may use the entire amount of such fees to defray the cost of commissions and service fees paid to financial service firms ("FSFs") and for certain other purposes. Since the distribution fees are payable regardless of the amount of the distributor's expenses, the distributor may realize a profit from the fees.

      The Plan authorizes any other payments by the Funds to the distributor and its affiliates (including the Advisor) to the extent that such payments might be construed to be indirect financing of the distribution of fund shares.

      The Trustees believe the Plan could be a significant factor in the growth and retention of Fund assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each Fund's shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund's shares, on 60 days' written notice to the distributor. The continuance of the Plan will only be effective if the selection and nomination of the Trustees who are not interested persons of the Trust is effected by such disinterested Trustees.


CODE OF ETHICS



      The Funds, the Advisor, the Sub-Advisors and LFD have adopted a Code of Ethics pursuant to the requirements of the 1940 Act. This Code of Ethics permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Funds. This Code of Ethics can be reviewed and copied at the SEC's Public Reference Room and may be obtained by calling the SEC at 1-202-942-8090. This Code is also available on the EDGAR Database on the SEC's internet web site at http://www.sec.gov, and may also be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.



                             INVESTMENT RESTRICTIONS

      The investment restrictions specified below with respect to each Fund as "FUNDAMENTAL INVESTMENT POLICIES" have been adopted as fundamental investment policies of each Fund. Such fundamental investment policies may be changed only with the consent of a "majority of the outstanding voting securities" of the particular Fund. As used in the Prospectuses and in this SAI, the term "majority of the outstanding voting securities" means the lesser of (i) 67% of the voting securities of a Fund present at a meeting where the holders of more than 50% of the outstanding voting securities of a Fund are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities of a Fund. Shares of each Fund will be voted separately on matters affecting only that Fund, including approval of changes in the fundamental objectives, policies, or restrictions of that Fund.


      Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For purposes of the diversification requirement of the 1940 Act, the issuer with respect to a security is the entity whose revenues support the security.


VALUE FUND

      FUNDAMENTAL INVESTMENT POLICIES.  Value Fund may:

      1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

      2. Underwrite securities issued by others only when disposing of portfolio securities;

      3. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

      4. Not concentrate more than 25% of its total assets in any one industry;

      5. With respect to 75% of total assets not purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer; and

      6. Own real estate if it is acquired as the result of owning securities and not more than 5% of total assets.


      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of Value Fund, which may be changed without a shareholder vote, the Fund may not:


      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

      2. Purchase and sell futures contracts and related options if the total initial margin and premiums required to establish non-hedging positions exceed 5% of its total assets;

      3. Purchase or sell commodities contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets;

      4. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

      5.    Invest more than 15% of its net assets in illiquid assets.

GLOBAL UTILITIES FUND

      FUNDAMENTAL INVESTMENT POLICIES. Global Utilities Fund may:

      1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

      2. Underwrite securities issued by others only when disposing of portfolio securities;

      3. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

      4. With respect to 75% of total assets not purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer; and

      5. Own real estate if it is acquired as the result of owning securities and not more than 5% of total assets.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of Global Utilities Fund, which may be changed without a shareholder vote, the Fund may not:


      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions (this restriction does not apply to securities purchased on a when-issued basis or to margin deposits in connection with futures or options transactions);

      2. Purchase and sell futures contracts and related options if the total initial margin and premiums required to establish non-hedging positions exceed 5% of its total assets;

      3. Purchase or sell commodities contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets;

      4. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

      5.    Invest more than 15% of its net assets in illiquid assets.

INTERNATIONAL FUND

      FUNDAMENTAL INVESTMENT POLICIES.  International
Fund may:

      1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

      2. Underwrite securities issued by others only when disposing of portfolio securities;

      3. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

      4. Not concentrate more than 25% of its total assets in any one industry;

      5. Only own real estate acquired as the result of owning securities and not more than 5% of total assets; and

      6. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of International Fund, which may be changed without a shareholder vote, the Fund may not:


      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

      2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities;

      3.    Invest more than 15% of its net assets in illiquid assets;

      4. With respect to 75% of total assets, purchase any voting security of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting securities of such issuer;

      5. Purchase puts, calls, straddles, spreads, or any combination thereof if, as a result of such purchase, the Fund's aggregate investment in such securities would exceed 5% of total assets;

      6. Purchase or sell commodities contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets;

      7. Acquire any security issued by a person that, in its most recent fiscal year, derived 15% or less of its gross revenues from securities related activities (within the meaning of Rule 12d3-1 under the 1940 Act) if the Fund would control such person after such acquisition; or

      8. Acquire any security issued by a person that, in its most recent fiscal year, derived more than 15% of its gross revenues from securities related activities (as so defined) unless (i) immediately after such acquisition of any equity security, the Fund owns 5% or less of the outstanding securities of that class of the issuer's equity securities, (ii) immediately after such acquisition of a debt security, the Fund owns 10% or less of the outstanding principal amount of the issuer's debt securities, and (iii) immediately after such acquisition, the Fund has invested not more than 5% of its total assets in the securities of the issuer.

U.S. GROWTH FUND

      FUNDAMENTAL INVESTMENT POLICIES. U.S. Growth Fund may:

      1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

      2. Underwrite securities issued by others only when disposing of portfolio securities;

      3. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

      4. Not concentrate more than 25% of its total assets in any one industry; and

      5. With respect to 75% of total assets not purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer;

      6. Only own real estate acquired as the result of owning securities and not more than 5% of total assets; and

      7. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets.


      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of U.S. Growth Fund, which may be changed without a shareholder vote, the Fund may not:


      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

      2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities;

      3.    Invest more than 15% of its net assets in illiquid assets; or

      4. Purchase or sell commodity contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets.

STRATEGIC INCOME FUND

      FUNDAMENTAL INVESTMENT POLICIES.  Strategic Income
Fund may:

      1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

      2. Underwrite securities issued by others only when disposing of portfolio securities;

      3. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

      4. Not concentrate more than 25% of its total assets in any one industry;

      5. With respect to 75% of total assets not purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer;

      6. Only own real estate acquired as the result of owning securities and not more than 5% of total assets; and

      7. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets.


      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of Strategic Income Fund, which may be changed without a shareholder vote, the Fund may not:


      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

      2. Purchase or sell commodities contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets;

      3. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; or

      4.    Invest more than 15% of its net assets in illiquid assets.

TIGER FUND

      FUNDAMENTAL INVESTMENT POLICIES. Tiger Fund may not:

      1. Concentrate more than 25% of the Funds total assets in any industry (other than obligations issued or guaranteed as to principal and interest by the Government of the United States or any agency or instrumentality thereof) or with respect to 75% of the Fund's assets purchase the securities of any issuer, if, as a result of such purchase, more than 5% of the Fund's total assets would be invested in the securities of such issuer or purchase the voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer;

      2. Underwrite securities issued by others except when disposing of portfolio securities;

      3. Purchase and sell futures contracts and related options if the total initial margin and premiums exceed 5% of its total assets;

      4. Borrow amounts in excess of 5% of the Fund's net asset value, and only from banks as a temporary measure for extraordinary or emergency purposes and not for investment in securities. To avoid the untimely disposition of assets to meet redemptions it may borrow up to 20% of the net value of its assets to meet redemptions. The Fund will not make other investments while such borrowings referred to above in this item are outstanding. The Fund will not mortgage, pledge or in any other manner transfer, as security for indebtedness, any of its assets. (Short-term credits necessary for the clearance of purchases or sales of securities will not be deemed to be borrowings by the Fund.);

      5. Make loans, except that the Fund may: (a) acquire for investment a portion of an issue of bonds, debentures, notes or other evidences of indebtedness of a corporation or government; (b) enter into repurchase agreements, secured by obligations of the United States or any agency or instrumentality thereof;

      6. Issue senior securities except as provided in paragraph 4. above and to the extent permitted by the 1940 Act; and

      7. Own real estate unless such real estate is acquired as the result of owning securities and does not constitute more than 5% of total assets.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of Tiger Fund, which may be changed without a shareholder vote, the Fund may not:


      1.    Invest in companies for the purpose of exercising control;

      2. Invest in securities of other investment companies except by purchase in the open market involving only customary broker's commissions, or as part of a merger, consolidation, or acquisition of assets;

      3. Participate on a joint and several basis in any securities trading account;

      4.    Write or trade in put or call options;

      5. Purchase or sell commodities contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets;

      6. Purchase securities on margin, but the Fund may utilize such short-term credits as may be necessary for clearance of purchases or sales of securities; or

      7.    Engage in short sales of securities.

ALL-STAR EQUITY FUND

      FUNDAMENTAL INVESTMENT POLICIES. All-Star Equity Fund may not:

      1. Issue senior securities, except as permitted by paragraph 2. below and to the extent permitted by the 1940 Act;

      2. Borrow money, except that it may borrow in an amount not exceeding 7% of its total assets (including the amount borrowed) taken at market value at the time of such borrowing, and except that it may make borrowings in amounts up to an additional 5% of its total assets (including the amount borrowed) taken at market value at the time of such borrowing, to obtain such short-term credits as are necessary for the clearance of securities transactions, or for temporary or emergency purposes, and may maintain and renew any of the foregoing borrowings, provided that the Fund maintains asset coverage of 300% with respect to all such borrowings;

      3. Pledge, mortgage or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and then only if such pledging, mortgaging or hypothecating does not exceed 12% of the Fund's total assets taken at market value at the time of such pledge, mortgage or hypothecation. The deposit in escrow of securities in connection with the writing of put and call options and collateral arrangements with respect to margin for future contracts are not deemed to be pledges or hypothecation for this purpose;

      4. Act as an underwriter of securities of other issuers, except when disposing of securities;

      5. Purchase or sell real estate or any interest therein, except that the Fund may invest in securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass-through and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein;

      6. Make loans to other persons except for loans of portfolio securities (up to 30% of total assets) and except through the use of repurchase agreements, the purchase of commercial paper or the purchase of all or a portion of an issue of debt securities in accordance with its investment objective, policies and restrictions, and provided that not more than 10% of the Fund's assets will be invested in repurchase agreements maturing in more than seven days;

      7. Invest in commodities or in commodity contracts (except stock index futures and options);

      8. Purchase securities on margin (except to the extent that the purchase of options and futures may involve margin and except that it may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities), or make short sales of securities;

      9. Purchase the securities of issuers conducting their principal business activity in the same industry (other than securities issued or guaranteed by the United States, its agencies and instrumentalities) if, immediately after such purchase, the value of its investments in such industry would comprise 25% or more of the value of its total assets taken at market value at the time of each investment;

      10.   Purchase securities of any one issuer, if

                  (a) more than 5% of the Fund's total assets taken at market value would at the time be invested in the securities of such issuer, except that such restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or corporations sponsored thereby, and except that up to 25% of the Fund's total assets may be invested without regard to this limitation; or

                  (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund, except that up to 25% of the Fund's total assets may be invested without regard to this limitation;

      11.   Investin securities of another registered investment company, except
            (i) as permitted by the Investment Company Act of 1940, as amended from time to time, or any rule or order thereunder, or (ii) in connection with a merger, consolidation, acquisition or reorganization;

      12. Purchase any security, including any repurchase agreement maturing in more than seven days, which is subject to legal or contractual delays in or restrictions on resale, or which is not readily marketable, if more than 10% of the net assets of the Fund, taken at market value, would be invested in such securities;

      13. Invest for the purpose of exercising control over or management of any company; or

      14. Purchase securities unless the issuer thereof or any company on whose credit the purchase was based, together with its predecessors, has a record of at least three years' continuous operations prior to the purchase, except for investments which, in the aggregate, taken at cost do not exceed 5% of the Fund's total assets.


      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of All-Star Equity Fund, which may be changed without a shareholder vote, the Fund may not borrow in an amount in excess of 5% of its total assets (including the amount borrowed).


SMALL CAP FUND

      FUNDAMENTAL INVESTMENT POLICIES. Small Cap Fund may:

      1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, it will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

      2. Only own real estate acquired as the result of owning securities and not more than 5% of total assets;

      3. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets;

      4. Underwrite securities issued by others only when disposing of portfolio securities;

      5. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements; and

      6. Not concentrate more than 25% of its total assets in any one industry or with respect to 75% of total assets purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer, or purchase voting securities of an issuer if, as a result of purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer.


      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of Small Cap Fund, which may be changed without a shareholder vote, the Fund may not:


      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

      2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities;

      3. Purchase or sell commodity contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets; and

      4.    Invest more than 15% of its net assets in illiquid assets.

HIGH YIELD FUND

      FUNDAMENTAL INVESTMENT POLICIES. High Yield Fund may:

      1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

      2. Only own real estate acquired as the result of owning securities and not more than 5% of total assets;

      3. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets;

      4. Underwrite securities issued by others only when disposing of portfolio securities;

      5. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements; and

      6. Not concentrate more than 25% of its total assets in any one industry or with respect to 75% of total assets purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer, or purchase voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer.


      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of High Yield Fund, which may be changed without a shareholder vote, the Fund may not:


      1. Purchase securities on margin, but the Fund may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

      2. Purchase or sell commodities contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets;

      3. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

      4.    Invest more than 15% of its net assets in illiquid assets.

INTERNATIONAL HORIZONS FUND

      FUNDAMENTAL INVESTMENT POLICIES. International Horizons Fund may:

      1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

      2. Underwrite securities issued by others only when disposing of portfolio securities;

      3. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

      4. Not concentrate more than 25% of its total assets in any one industry;

      5. Only own real estate acquired as the result of owning securities and not more than 5% of total assets; and

      6. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets.


      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of International Horizons Fund, which may be changed without a shareholder vote, the Fund may not:

      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

      2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

      3.    Invest more than 15% of its net assets in illiquid assets.

GLOBAL EQUITY FUND

      FUNDAMENTAL INVESTMENT POLICIES. The Global Equity Fund may:

      1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

      2. Underwrite securities issued by others only when disposing of portfolio securities;

      3. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

      4. Not concentrate more than 25% of its total assets in any one industry;

      5. With respect to 75% of total assets not purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer; and

      6. Only own real estate acquired as the result of owning securities and not more than 5% of total assets.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of the Global Equity Fund, which may be changed without a shareholder vote, the Fund may not:

      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

      2. Purchase and sell futures contracts and related options if the total initial margin and premiums required to establish non-hedging positions exceed 5% of its total assets;

      3. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

      4.    Invest more than 15% of its assets in illiquid assets.

REAL ESTATE FUND

      FUNDAMENTAL INVESTMENT POLICIES.  The Real Estate
Fund may:

      1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

      2. Underwrite securities issued by others only when disposing of portfolio securities;

      3. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

      4.    Concentrate more than 25% of its total assets in any one industry;

      5. With respect to 75% of total assets not purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer; and

      6. Own real estate if it is acquired as the result of owning securities and not more than 5% of total assets; provided that the Fund may invest in securities that are secured by real estate or interest therein and may purchase and sell mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of the Real Estate Fund, which may be changed without a shareholder vote, the Fund may not:

      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

      2. Purchase and sell futures contracts and related options if the total initial margin and premiums required to establish non-hedging positions exceed 5% of its total assets;

      3. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

      4.    Invest more than 15% of its assets in illiquid assets.

JAPAN OPPORTUNITIES FUND

      FUNDAMENTAL INVESTMENT POLICIES. The Japan Opportunities Fund may:

      1. Borrow from banks, other affiliated funds and other entities to the extent permitted by applicable law, provided that the Fund's borrowings shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law;

      2. Only own real estate acquired as the result of owning securities and not more than 5% of total assets;

      3. Purchase and sell futures contracts and related options as long as the total initial margin and premiums on contracts do not exceed 5% of total assets;

      4. Not issue senior securities except as provided in paragraph 1. above and to the extent permitted by the 1940 Act;

      5. Underwrite securities issued by others only when disposing of portfolio securities;

      6. Make loans (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions, (c) through an interfund lending program with other affiliated funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans) and (d) through repurchase agreements;

      7. Not concentrate more than 25% of its total assets in any one industry or, with respect to 75% of total assets, purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchases, the Fund would own more than 10% of the outstanding voting shares of such issuer.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of the Japan Opportunities Fund, which may be changed without a shareholder vote, the Fund may not:

      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

      2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

      3.    Invest more than 15% of its net assets in illiquid assets.

SELECT VALUE FUND

      FUNDAMENTAL INVESTMENT POLICIES. The Select Value Fund may:

      1. Borrow from banks, other affiliated funds and other entities to the extent permitted by applicable law, provided that the Fund's borrowings shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law;

      2. Only own real estate acquired as the result of owning securities and not more than 5% of total assets;

      3. Purchase and sell futures contracts and related options as long as the total initial margin and premiums on contracts do not exceed 5% of total assets;

      4. Not issue senior securities except as provided in paragraph 1. above and to the extent permitted by the 1940 Act;

      5. Underwrite securities issued by others only when disposing of portfolio securities;

      6. Make loans (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions, (c) through an interfund lending program with other affiliated funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans) and (d) through repurchase agreements;

      7. Not concentrate more than 25% of its total assets in any one industry or, with respect to 75% of total assets, purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchases, the Fund would own more than 10% of the outstanding voting shares of such issuer.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of the Select Value Fund, which may be changed without a shareholder vote, the Fund may not:

      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

      2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

      3.    Invest more than 15% of its net assets in illiquid assets.

FINANCIAL SERVICES FUND

      FUNDAMENTAL INVESTMENT POLICIES. The Financial Services Fund may:

      1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

      2. Underwrite securities issued by others only when disposing of portfolio securities;

      3. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

      4.    Concentrate more than 25% of its total assets in any one industry;

      5. Only own real estate acquired as the result of owning securities and not more than 5% of total assets; and

      6. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets.

         OTHER INVESTMENT POLICIES. As non-fundamental investment policies of the Financial Services Fund, which may be changed without a shareholder vote, the Fund may not:

         1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions; and

         2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities.

HEALTH CARE FUND

         FUNDAMENTAL INVESTMENT POLICIES.  The Health Care Fund may:

         1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

         2. Underwrite securities issued by others only when disposing of portfolio securities;

         3. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

         4. Concentrate more than 25% of its total assets in any one industry;

         5. Only own real estate acquired as the result of owning securities and not more than 5% of total assets; and

         6. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets.

         OTHER INVESTMENT POLICIES. As non-fundamental investment policies of the Health Care Fund, which may be changed without a shareholder vote, the Fund may not:

         1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions; and

         2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities.

500 INDEX FUND

         FUNDAMENTAL INVESTMENT POLICIES.  The 500 Index Fund may:

         1. Borrow from banks, other affiliated funds and other entities to the extent permitted by applicable law, provided that the Fund's borrowings shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law;

         2. Only own real estate acquired as the result of owning securities and not more than 5% of total assets;

         3. Purchase and sell futures contracts and related options as long as the total initial margin and premiums on contracts do not exceed 5% of total assets;

         4. Not issue senior securities except as provided in paragraph 1. above and to the extent permitted by the 1940 Act;

         5. Underwrite securities issued by others only when disposing of portfolio securities;

         6. Make loans (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions, (c) through an interfund lending program with other affiliated funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans) and (d) through repurchase agreements;

         7. Not concentrate more than 25% of its total assets in any one industry or, with respect to 75% of total assets, purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchases, the Fund would own more than 10% of the outstanding voting shares of such issuer.

         OTHER INVESTMENT POLICIES. As non-fundamental investment policies of the 500 Index Fund, which may be changed without a shareholder vote, the Fund may not:

         1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

         2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

         3.       Invest more than 15% of its net assets in illiquid assets.

                           MORE FACTS ABOUT THE TRUST

ORGANIZATION

         The Trust is required to hold a shareholders' meeting to elect Trustees to fill vacancies in the event that less than a majority of Trustees were elected by shareholders. Trustees may also be removed by the vote of two-thirds of the outstanding shares at a meeting called at the request of shareholders whose interests represent 10% or more of the outstanding shares.

         The shares do not have cumulative voting rights, which means that the holders of more than 50% of the shares of the Funds voting for the election of Trustees can elect all of the Trustees, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

         The Funds are not required by law to hold regular annual meetings of their shareholders and do not intend to do so. However, special meetings may be called for purposes such as electing or removing Trustees or changing fundamental investment policies.


         Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the obligations of the Trust. The Trust's shareholders are the separate accounts of Participating Insurance Companies, and, in certain cases, the general account of Keyport Life Insurance Company ("Keyport"). However, the Trust's Declaration of Trust disclaims liability of the shareholders, the Trustees, or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust (or the applicable Fund thereof) and requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by the Trust or the Board of Trustees. The Declaration of Trust provides for indemnification out of the Trust's assets (or the applicable Fund) for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote because it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations. The risk to any one Fund of sustaining a loss on account of liabilities incurred by another Fund is also believed to be remote.


TRUSTEES AND OFFICERS

         The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Liberty Funds, the year each was first elected or appointed to office, their principal business occupations, the number of portfolios overseen by each Trustee and other directorships they have held during at least the last five years are shown below. Each officer listed below serves as an officer of each of the Liberty Funds.







                                                                                                 Number of
                                Position      Year First                                        Portfolios in
                                with          Elected or                                         Fund Complex
            Name, Address       Liberty      Appointed to      Principal Occupation(s)           Overseen by              Other
               and Age           Funds         Office          During Past Five Years              Trustee        Directorships Held

DISINTERESTED TRUSTEES
Douglas A. Hacker (Age 46)       Trustee         2000       President of UAL Loyalty                 103               None
P.O. Box 66100                                              Services and Executive Vice
Chicago, IL 60666                                           President of United Airlines
                                                            (airline) since September, 2001
                                                            (formerly Executive Vice
                                                            President from July, 1999 to
                                                            September, 2001); Chief
                                                            Financial Officer of United
                                                            Airlines since July, 1999;
                                                            Senior Vice President and Chief
                                                            Financial Officer of UAL, Inc.
                                                            prior thereto.

Janet Langford Kelly (Age 44)    Trustee         2000       Executive Vice                            103              None
One Kellogg Square                                          President-Corporate Development
Battle Creek, MI 49016                                      and Administration, General
                                                            Counsel and Secretary, Kellogg
                                                            Company (food manufacturer),
                                                            since September, 1999; Senior
                                                            Vice President, Secretary and
                                                            General Counsel, Sara Lee
                                                            Corporation (branded, packaged,
                                                            consumer-products manufacturer)
                                                            prior thereto.

Richard W. Lowry (Age 65)        Trustee         1995       Private Investor since August,            105             None
10701 Charleston Drive                                      1987 (formerly Chairman and
Vero Beach, FL 32963                                        Chief Executive Officer, U.S.
                                                            Plywood Corporation (building
                                                            products manufacturer)).

Salvatore Macera (Age 70)        Trustee         1998       Private Investor since 1981               103             None
26 Little Neck Lane                                         (formerly Executive Vice
New Seabury, MA  02649                                      President and Director of Itek
                                                            Corporation (electronics) from
                                                            1975 to 1981).

                                                                                                 Number of
                                Position      Year First                                        Portfolios in
                                with          Elected or                                         Fund Complex
            Name, Address       Liberty      Appointed to      Principal Occupation(s)           Overseen by              Other
               and Age           Funds         Office          During Past Five Years              Trustee        Directorships Held
DISINTERESTED TRUSTEES
Charles R. Nelson (Age 59)       Trustee         2000       Van Voorhis Professor,                   103            None
Department of Economics                                     Department of Economics
University of Washington                                    University of Washington since
Seattle, WA 98195                                           January, 1976; consultant on
                                                            econometric and statistical
                                                            matters.

John J. Neuhauser (Age 58)       Trustee         1985       Academic Vice President and Dean           105       Saucony, Inc.
84 College Road                                             of Faculties since August, 1999,                    (athletic footwear);
Chestnut Hill, MA 02467-3838                                Boston College (formerly Dean,                       SkillSoft  Corp.
                                                            Boston College School of                             (E-Learning).
                                                            Management from September,
                                                            1977 to September, 1999).

Thomas E. Stitzel (Age 66)       Trustee         1998       Business Consultant since 1999             103              None
2208 Tawny Woods Place                                      (formerly Professor of Finance
Boise, ID  83706                                            from 1975 to 1999 and Dean from
                                                            1977 to 1991, College of
                                                            Business, Boise State
                                                            University); Chartered Financial
                                                            Analyst.

Thomas C. Theobald (Age 64)      Trustee         2000       Managing Director, William Blair           103         Xerox Corporation
Suite 1300                                                  Capital Partners (private equity                  (business products and
222 West Adams Street                                       investing) since September, 1994                      services), Anixter
Chicago, IL 60606                                           (formerly Chief Executive                         International (network
                                                            Officer and Chairman of the                            support equipment
                                                            Board of Directors, Continental                 distributor), Jones Lang
                                                            Bank Corporation).                                  LaSalle (real estate
                                                                                                            management services) and
                                                                                                                    MONY Group (life
                                                                                                                         insurance).

Anne-Lee Verville (Age 56)      Trustee          1998       Author and speaker on                     103   Chairman of the Board of
359 Stickney Hill Road                                      educational systems needs                       Directors, Enesco Group,
Hopkinton, NH  03229                                        (formerly General Manager,                      Inc. (designer, importer
                                                            Global Education Industry from                  and distributor of
                                                            1994 to 1997, and President,                    giftware and
                                                            Applications Solutions Division                 collectibles).
                                                            from 1991 to 1994, IBM
                                                            Corporation (global education
                                                            and global applications).

                                                                                             Number of
                                Position     Year First                                     Portfolios in
                                with         Elected or                                     Fund Complex
            Name, Address       Liberty     Appointed to         Principal Occupation(s)    Overseen by
               and Age           Funds         Office            During Past Five Years       Trustee       Other Directorships Held
INTERESTED TRUSTEES
William E. Mayer* (Age 61)       Trustee        1994        Managing Partner, Park Avenue      105          Lee Enterprises (print
399 Park Avenue                                             Equity Partners (private equity                 and on-line media), WR
Suite 3204                                                  fund) since February, 1999                      Hambrecht + Co.
New York, NY 10022                                          (formerly Founding Partner,                     (financial service
                                                            Development Capital LLC from                    provider) and Systech
                                                            November 1996 to February, 1999;                Retail Systems (retail
                                                            Dean and Professor, College of                  industry technology
                                                            Business and Management,                        provider); First Health
                                                            University of Maryland from                     (healthcare)
                                                            October, 1992 to November,
                                                            1996).

Joseph R. Palombo* (Age 48)     Trustee         2000       Chief Operating Officer of         103                   None
One Financial Center            and                        Columbia Management Group, Inc.
Boston, MA 02111                Chairman                   since November, 2001; formerly
                                of the                     Chief Operations Officer of
                                  Board                    Mutual Funds, Liberty Financial
                                                           Companies, Inc. from August,
                                                           2000 to November, 2001;
                                                           Executive Vice President of
                                                           Stein Roe since April, 1999;
                                                           Executive Vice President and
                                                           Director of Colonial since
                                                           April, 1999; Executive Vice
                                                           President and Chief
                                                           Administrative Officer of LFG
                                                           since April, 1999; Director of
                                                           Stein Roe since September, 2000;
                                                           Trustee and Chairman of the
                                                           Board of the Stein Roe Mutual
                                                           Funds since October, 2000;
                                                           Manager of Stein Roe Floating
                                                           Rate Limited Liability Company
                                                           since October, 2000 (formerly
                                                           Vice President of the Liberty
                                                           Funds from April, 1999 to
                                                           August, 2000; Chief Operating
                                                           Officer and Chief Compliance
                                                           Officer, Putnam Mutual Funds
                                                           from December, 1993 to March,
                                                           1999).



* Mr. Mayer is an "interested person" (as defined in the 1940 Act) by reason of his affiliation with WR Hambrecht + Co., a registered broker-dealer. Mr. Palombo is an interested person as an employee of an affiliate of the Advisor.

                                                                   Year First
                                                Position with      Elected or
               Name, Address                    Liberty Funds     Appointed to        Principal Occupation(s)
                  And Age                                            Office           During Past Five Years
OFFICERS
Keith T. Banks (Age 46)                           President           2001        President of the Liberty Funds
Columbia Management Group, Inc.                                                   since November, 2001; Chief
590 Madison Avenue, 36th Floor                                                    Investment Officer and Chief
Mail Stop NY EH 30636A                                                            Executive Officer of Columbia
New York, NY  10022                                                               since August, 2000 (formerly
                                                                                  Managing Director and Head of
                                                                                  U.S. Equity, J.P. Morgan
                                                                                  Investment Management from
                                                                                  November, 1996 to August, 2000).

Vicki L. Benjamin (Age 40)                    Chief Accounting        2001        Controller of the Liberty Funds
One Financial Center                             Officer and                      and of the Liberty All-Star
Boston, MA 02111                                 Controller                       Funds since May, 2002; Chief
                                                                                  Accounting Officer of the
                                                                                  Liberty Funds and of the Liberty
                                                                                  All-Star Funds since June, 2001;
                                                                                  Vice President of LFG since
                                                                                  April, 2001 (formerly Vice
                                                                                  President, Corporate Audit,
                                                                                  State Street Bank and Trust
                                                                                  Company from May, 1998 to April,
                                                                                  2001; Audit Manager from July,
                                                                                  1994 to June, 1997; Senior Audit
                                                                                  Manager from July, 1997 to May,
                                                                                  1998, Coopers & Lybrand, LLP).

J. Kevin Connaughton (Age 37)                     Treasurer           2000        Treasurer of the Liberty Funds
One Financial Center                                                              and of the Liberty All-Star Fund
Boston, MA 02111                                                                  December, 2000 (formerly
                                                                                  Controller of the Liberty Funds
                                                                                  and of Liberty All-Star Funds
                                                                                  from February, 1998 to October,
                                                                                  2000); T of the Stein Roe Funds
                                                                                  since February, 2001 (formerly
                                                                                  Controller from May, 2000 to
                                                                                  February, 2001); Senior Vice
                                                                                  President of LFG since January,
                                                                                  2001 (formerly Vice President
                                                                                  from April, 2000 to January,
                                                                                  2001; Vice President of Colonial
                                                                                  from February, 1998 to October,
                                                                                  2000; Senior Tax Manager,
                                                                                  Coopers & Lybrand, LLP from
                                                                                  April, 1996 to January, 1998).

Jean S. Loewenberg (Age 56)                       Secretary           2002        Secretary of the Liberty Funds
One Financial Center                                                              and of the Liberty All-Star
Boston, MA 02111                                                                  Funds since February, 2002;
                                                                                  Senior Vice President and Group
                                                                                  Senior Counsel, FleetBoston
                                                                                  since November, 1996.

TRUSTEE POSITIONS


         As of December 31, 2001, no disinterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of FleetBoston, the Advisor, another investment advisor, sub-advisor or portfolio manager of any of the Liberty Funds or any person controlling, controlled by or under common control with any such entity.


APPROVING THE INVESTMENT ADVISORY CONTRACT


         In determining to approve the most recent annual extension of the Funds' management agreements, the Trustees met over the course of the year with the relevant investment advisory personnel from the Advisor and considered information provided by the Advisor relating to the education, experience and number of investment professionals and other personnel providing services under those agreements. See "Trust Management Organizations" in the Funds' Prospectus and "Trustees and Officers" in this SAI. The Trustees also took into account the time and attention devoted by senior management to the Funds and the other funds in the complex. The Trustees evaluated the level of skill required to manage the Funds and concluded that the human resources devoted by the Advisor to the Funds were appropriate to fulfill effectively the Advisor's duties under the agreements. The Trustees also considered the business reputation of the Advisor and its financial resources, and concluded that the Advisor would be able to meet any reasonably foreseeable obligations under the agreements.



         The Trustees received information concerning the investment philosophy and investment process applied by the Advisor in managing the Funds. See "Principal Investment Strategies" and "Principal Investment Risks" in the Funds' Prospectus. In this connection, the Trustees considered the Advisor's in-house research capabilities as well as other resources available to the Advisor's personnel, including research services available to the Advisor as a result of securities transactions effected for the Funds and other investment advisory clients. The Trustees concluded that the Advisor's investment process, research capabilities and philosophy were well suited to the Funds, given the Funds' investment objectives and policies.



         The Trustees considered the scope of the services provided by the Advisor to the Funds under the agreements relative to services provided by third parties to other mutual funds. See "Trust Charges and Expenses" and "Management Arrangements." The Trustees concluded that the scope of the Advisor's services to the Funds was consistent with the Funds' operational requirements, including, in addition to their investment objectives, compliance with the Funds' investment restrictions, tax and reporting requirements and related shareholder services.



         The Trustees considered the quality of the services provided by the Advisor to the Funds. The Trustees evaluated the Advisor's record with respect to regulatory compliance and compliance with the investment policies of the Funds. The Trustees also evaluated the procedures of the Advisor designed to fulfill the Advisor's fiduciary duty to the Funds with respect to possible conflicts of interest, including the Advisor's code of ethics (regulating the personal trading of its officers and employees) (see "Code of Ethics"), the procedures by which the Advisor allocates trades among its various investment advisory clients and the record of the

Advisor in these matters. The Trustees also received information concerning standards of the Advisor with respect to the execution of portfolio transactions. See "Portfolio Transactions."



         The Trustees considered the Advisor's management of non-advisory services provided by persons other than the Advisor by reference, among other things, to the Funds' total expenses and the reputation of the Funds' other service providers. The Trustees also considered information provided by third parties relating to the Funds' investment performance relative to their performance benchmark(s), relative to other similar funds managed by the Advisor and relative to funds managed similarly by other advisors. The Trustees reviewed performance over various periods, including the Funds' one, five and ten year calendar year periods and/or the life of the Fund, as applicable (See "Performance History" in the Funds' Prospectus), as well as factors identified by the Advisor as contributing to the Funds' performance. See the Funds' most recent annual and semi-annual reports. The Trustees concluded that the scope and quality of the Advisor's services was sufficient to merit reapproval of the agreement for another year.



         In reaching that conclusion, the Trustees also gave substantial consideration to the fees payable under the agreement. The Trustees reviewed information concerning fees paid to investment advisors of similarly-managed funds. The Trustees also considered the fees of the Funds as a percentage of assets at different asset levels and possible economies of scale to the Advisor. The Trustees evaluated the Advisor's profitability with respect to the Funds, concluding that such profitability appeared to be generally consistent with levels of profitability that had been determined by courts to be "not excessive." For these purposes, the Trustees took into account not only the actual dollar amount of fees paid by each Fund directly to the Advisor, but also so-called "fallout benefits" to the Advisor such as reputational value derived from serving as investment Advisor to the Funds and the research services available to the Advisor by reason of brokerage commissions generated by the Funds' turnover. In evaluating the Funds' advisory fees, the Trustees also took into account the complexity of investment management for the Funds relative to other types of funds. Based on challenges associated with less readily available market information about foreign issuers and smaller capitalization companies, limited liquidity of certain securities, and the specialization required for focused funds, the Trustees concluded that generally greater research intensity and trading acumen is required for equity funds, and for international or global funds, as compared to funds investing, respectively, in debt obligations or in U.S. issuers. Similarly, the Trustees concluded that, generally, small capitalization equity funds and focused funds including state specific municipal funds, require greater intensity of research and trading acumen than larger capitalization or more diversified funds. See "The Funds" in the Funds' Prospectus.



         Based on the foregoing, the Trustees concluded that the fees to be paid the Advisor under the advisory agreements were fair and reasonable, given the scope and quality of the services rendered by the Advisor.


General


Messrs. Lowry, Mayer and Neuhauser are also Trustees of the Liberty All-Star Funds.

COMPENSATION OF TRUSTEES


         LASC or its affiliates pay the compensation of all the officers of the Liberty Funds, including the Trustees who are affiliated with LASC. For the fiscal and calendar year ended December 31, 2001, the Trustees received the following compensation for serving as Trustees:




                                                             Total Compensation from the Funds and
                                    Pension or Retirement    the Fund Complex Paid to the Trustees
                                     Benefits Accrued as          for the Calendar Year Ended
                                    Part of Fund Expenses            December 31, 2001 (b)
Trustee                                      (a)

John A. Bacon, Jr. (c)                       N/A                               $ 95,000
Robert J. Birnbaum                           N/A                                 25,300
Tom Bleasdale (c)                            N/A                                103,000 (d)
William W. Boyd (c)                          N/A                                 50,000
Lora S. Collins (c)                          N/A                                 96,000
James E. Grinnell (c)                        N/A                                100,300
Douglas A. Hacker                            N/A                                109,000
Janet Langford Kelly                         N/A                                107,000
Richard W. Lowry                             N/A                                135,300
Salvatore Macera                             N/A                                110,000
William E. Mayer                             N/A                                132,300
James L. Moody, Jr. (c)                      N/A                                 91,000
Charles R. Nelson                            N/A                                109,000
John J. Neuhauser                            N/A                                132,510
Joseph R. Palombo (e)                        N/A                                    N/A
Thomas E. Stitzel                            N/A                                109,000
Thomas C. Theobald                           N/A                                112,000
Anne-Lee Verville                            N/A                                 114,000 (f)

                                                                                Aggregate
                                      Aggregate            Aggregate           Compensation                Aggregate
                                     Compensation         Compensation            from the               Compensation
                                    from the Value       from the Global       International             from the U.S.
                                     Fund for the         Utilities Fund       Fund for the               Growth Fund
                                      Fiscal Year         for the Fiscal        Fiscal Year              for the Fiscal
                                         Ended              Year Ended             Ended                  Year Ended
                                     December 31,          December 31,         December 31,             December 31,
                                         2001                 2001                  2001                    2001
Trustee

John A. Bacon, Jr. (c)                    N/A                   N/A                   N/A                   N/A
Robert J. Birnbaum                         $0                    $0                    $0                    $0
Tom Bleasdale (c)                          0                      0                     0                     0
William W. Boyd (c)                       N/A                   N/A                   N/A                   N/A
Lora S. Collins (c)                        0                     0                     0                     0
James E. Grinnell (c)                      0                     0                     0                     0
Douglas A. Hacker                         863                   584                   497                   915
Janet Langford Kelly                      847                   573                   488                   898
Richard W. Lowry                          875                   592                   504                   927
Salvatore Macera                          871                   589                   502                   924
William E. Mayer                          851                   575                   489                   903
James L. Moody, Jr. (c)                    0                     0                     0                     0
Charles R. Nelson                         863                   584                   497                   915
John J. Neuhauser                         853                   579                   492                   904
Joseph R. Palombo (e)                     N/A                   N/A                   N/A                   N/A
Thomas E. Stitzel                         863                   584                   497                   915
Thomas C. Theobald                        887                   600                   511                   940
Anne-Lee Verville                       903 (f)                611(f)               520 (f)               957 (f)

                                       Aggregate             Aggregate             Aggregate             Aggregate
                                   Compensation from     Compensation from     Compensation from     Compensation from
                                     the Strategic       the Tiger Fund for   the All-Star Equity    the Small Cap Fund
                                  Income Fund for the     the Fiscal Year     Fund for the Fiscal   for the Fiscal Year
                                   Fiscal Year Ended    Ended December 31,    Year Ended December   Ended December 31,
Trustee                            December 31, 2001            2001                31, 2001                2001

John A. Bacon, Jr. (c)                    N/A                   N/A                   N/A                   N/A
Robert J. Birnbaum                         $0                    $0                    $0                    $0
Tom Bleasdale (c)                          0                     0                     0                     0
William W. Boyd (c)                       N/A                   N/A                   N/A                   N/A
Lora S. Collins (c)                        0                     0                     0                     0
James E. Grinnell (c)                      0                     0                     0                     0
Douglas A. Hacker                         765                   466                   534                   383
Janet Langford Kelly                      751                   457                   524                   376
Richard W. Lowry                          775                   472                   541                   388
Salvatore Macera                          772                   470                   539                   387
William E. Mayer                          754                   458                   526                   377
James L. Moody, Jr. (c)                    0                     0                     0                     0
Charles R. Nelson                         765                   466                   534                   383
John J. Neuhauser                         756                   462                   529                   380
Joseph R. Palombo (e)                     N/A                   N/A                   N/A                   N/A
Thomas E. Stitzel                         765                   466                   534                   383
Thomas C. Theobald                        786                   478                   549                   393
Anne-Lee Verville                       800 (f)               487 (f)               559 (f)               401 (f)

                                                             Aggregate
                                       Aggregate         Compensation from         Aggregate             Aggregate
                                   Compensation from     the International     Compensation from     Compensation from
                                  the High Yield Fund    Horizons Fund for     the Global Equity      the Real Estate
                                  for the Fiscal Year     the Fiscal Year     Fund for the Fiscal   Fund for the Fiscal
                                  Ended December 31,    Ended December 31,    Year Ended December   Year Ended December
Trustee                                   2001                  2001                31, 2001              31, 2001
John A. Bacon, Jr. (c)                    N/A                   N/A                   N/A                   N/A
Robert J. Birnbaum                         $0                    $0                    $0                    $0
Tom Bleasdale (c)                          0                     0                     0                     0
William W. Boyd (c)                       N/A                   N/A                   N/A                   N/A
Lora S. Collins (c)                        0                     0                     0                     0
James E. Grinnell (c)                      0                     0                     0                     0
Douglas A. Hacker                         412                   376                   371                   359
Janet Langford Kelly                      404                   368                   364                   352
Richard W. Lowry                          417                   380                   376                   364
Salvatore Macera                          415                   379                   375                   363
William E. Mayer                          406                   370                   365                   354
James L. Moody, Jr. (c)                    0                     0                     0                     0
Charles R. Nelson                         412                   376                   371                   359
John J. Neuhauser                         408                   372                   368                   356
Joseph R. Palombo (e)                     N/A                   N/A                   N/A                   N/A
Thomas E. Stitzel                         412                   375                   371                   359
Thomas C. Theobald                        423                   386                   381                   369
Anne-Lee Verville                       430 (f)               393 (f)               388 (f)               376 (f)

                                        Aggregate                                  Aggregate
                                    Compensation from        Aggregate         Compensation from         Aggregate
                                        the Japan        Compensation from       the Financial       Compensation from
                                   Opportunities Fund     the Select Value     Services Fund for      the Health Care
                                     for the Fiscal     Fund for the Fiscal     the Fiscal Year     Fund for the Fiscal
                                       Year Ended       Year Ended December   Ended December 31,    Year Ended December
Trustee                             December 31, 2001         31, 2001                2001                31, 2001

John A. Bacon, Jr. (c)                     N/A                  N/A                   N/A                   N/A
Robert J. Birnbaum                         $0                    $0                    $0                    $0
Tom Bleasdale (c)                           0                     0                     0                     0
William W. Boyd (c)                        N/A                  N/A                   N/A                   N/A
Lora S. Collins (c)                         0                    0                     0                     0
James E. Grinnell (c)                       0                    0                     0                     0
Douglas A. Hacker                          352                  365                   355                   359
Janet Langford Kelly                       345                  358                   349                   352
Richard W. Lowry                           356                  370                   360                   363
Salvatore Macera                           355                  369                   359                   362
William E. Mayer                           346                  360                   350                   353
James L. Moody, Jr. (c)                     0                    0                     0                     0
Charles R. Nelson                          352                  365                   355                   359
John J. Neuhauser                          349                  362                   352                   356
Joseph R. Palombo (e)                      N/A                  N/A                   N/A                   N/A
Thomas E. Stitzel                          351                  365                   355                   359

                                        Aggregate                                  Aggregate
                                    Compensation from        Aggregate         Compensation from         Aggregate
                                        the Japan        Compensation from       the Financial       Compensation from
                                   Opportunities Fund     the Select Value     Services Fund for      the Health Care
                                     for the Fiscal     Fund for the Fiscal     the Fiscal Year     Fund for the Fiscal
                                       Year Ended       Year Ended December   Ended December 31,    Year Ended December
Trustee                             December 31, 2001         31, 2001                2001                31, 2001
Thomas C. Theobald                         361                  375                   365                   368
Anne-Lee Verville                          368 (f)              382 (f)               372 (f)               375 (f)






                                    Aggregate Compensation
                                   from the 500 Index Fund
                                     for the Fiscal Year
                                            Ended
Trustee                               December 31, 2001

John A. Bacon, Jr. (c)                       N/A
Robert J. Birnbaum                            $0
Tom Bleasdale (c)                              0
William W. Boyd (c)                          N/A
Lora S. Collins (c)                            0
James E. Grinnell (c)                          0
Douglas A. Hacker                            395
Janet Langford Kelly                         387
Richard W. Lowry                             399
Salvatore Macera                             398
William E. Mayer                             389
James L. Moody, Jr. (c)                        0
Charles R. Nelson                            395
John J. Neuhauser                            391
Joseph R. Palombo (e)                        N/A
Thomas E. Stitzel                            395
Thomas C. Theobald                           405

                                    Aggregate Compensation
                                   from the 500 Index Fund
                                     for the Fiscal Year
                                            Ended
Trustee                               December 31, 2001

Anne-Lee Verville                            413(f)



(a) The Funds do not currently provide pension or retirement plan benefits to the Trustees.



(b) As of December 31, 2001, the Liberty family of funds ("Liberty Funds") consisted of 53 open-end and 9 closed-end management investment company portfolios; the Stein Roe family of funds ("Stein Roe Funds") consisted of 40 open-end management investment company portfolios and 1 limited liability company; and the All-Star family of funds (All-Star Funds) consisted of 2 closed-end management investment company portfolios (collectively, the "Liberty Fund Complex"). As of December 27, 2000, the boards of trustees of the Liberty Funds and Stein Roe Funds were effectively combined into a single board for the Liberty Funds and Stein Roe Funds. The All-Star Funds have separate boards of directors.



(c) In connection with the combination of the Liberty and Stein Roe boards of trustees, Messrs. Bacon, Bleasdale, Boyd, Grinnell, Moody and Ms. Collins will receive $95,000, $154,500, $50,000, $75,000, $182,000, and $192,000,
     respectively, for retiring prior to their respective board's mandatory retirement age. This payment will continue for the lesser of two years or until the date the Trustee would otherwise have retired at age 72. The payments, which began in 2001, are paid quarterly. FleetBoston and the Liberty Fund Complex will each bear one-half of the cost of the payments. The portion of the payments borne by FleetBoston was paid by Liberty Financial Companies, Inc. ("LFC") prior to November 1, 2001, when the asset management business of LFC was acquired by Fleet National Bank, a subsidiary of FleetBoston. The Liberty Fund Complex portion of the payments will be allocated among the Liberty Fund Complex based on each fund's share of the Trustee fees for 2000.



(d) During the calendar year ended December 31, 2001, Mr. Bleasdale deferred his total compensation of $103,000 pursuant to the deferred compensation plan.



(e) Mr. Palombo does not receive compensation because he is an employee of Colonial. Because Mr. Palombo is an "interested person" of LAMCO, he resigned his position as a director of the All-Star Funds on November 1, 2001, in connection with the acquisition of the asset management business of LFC by Fleet National Bank.



(f) During the fiscal year ended December 31, 2001, Ms. Verville deferred her total compensation of $903 for the Value Fund, $611 for the Global Utilities Fund, $520 for the International Fund, $957 for the U.S. Growth Fund, $800 for the Strategic Income Fund, $487 for the Tiger Fund, $559 for the All-Star Equity Fund, $401 for the Small Cap Fund, $430 for the High Yield Fund, $393 for the International Horizons Fund, $388 for the Global Equity Fund, $376 for the Real Estate Fund, $368 for the Japan Opportunities Fund, $382 for the Select Value Fund, $372 for the Financial Services Fund, $375 for the Health Care Fund, and $413 for the 500 Index Fund pursuant to the deferred compensation plan. During the calendar year ended December 31, 2001, she deferred her total compensation of $114,000 from the Fund Complex (including compensation paid to her by the Funds and deferred) pursuant to the deferred compensation plan.

(ag)

Role of the Board of Trustees


         The Trustees of the Liberty Funds are responsible for the overall management and supervision of the Liberty Funds' affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Liberty Funds' activities, review contractual arrangements with service providers for the Liberty Funds and review the Liberty Funds' performance. The Trustees have created several committees to perform specific functions for the Liberty Funds.


Audit Committee


         Ms. Verville and Messrs. Hacker, Macera, Nelson and Neuhauser are members of the Audit Committee of the Board of Trustees of the Liberty Funds. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Liberty Funds and certain service providers. In the fiscal year ended December 31, 2001, the Audit Committee convened six times.


Governance Committee


         Ms. Verville and Messrs. Hacker, Lowry, Mayer and Theobald are members of the Governance Committee of the Board of Trustees of the Liberty Funds. The Governance Committee's functions include recommending to the Trustees nominees for Trustee and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Funds' investment advisors. The Governance Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the Funds. In the fiscal year ended December 31, 2001, the Governance Committee convened two times.


Advisory Fees & Expenses Committee

         Ms. Kelly and Messrs. Mayer, Neuhauser, Stitzel and Theobald are members of the Advisory Fees & Expenses Committee of the Board of Trustees of the Liberty Funds. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Committee by the Board. In the fiscal year ended December 31, 2001, the Advisory Fees & Expenses Committee convened three times.



Trading Oversight Committee



         Ms. Kelly and Messrs. Lowry, Macera, Nelson and Stitzel are members of the Trading Oversight Committee of the Board of Trustees of the Liberty Funds. The Trading Oversight Committee's functions include reviewing and recommending to the Board the policies and practices to be followed by the Funds' investment advisers in executing portfolio trades on behalf of the Funds and regularly reviewing the allocation of the Funds' portfolio transactions among executing broker/dealers, the level of commission payments, soft dollar commitments, directed brokerage arrangements and other trading practices. In the fiscal year ended December 31, 2001, the Trading Oversight Committee convened two times.

Share Ownership



         The following table shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2001 (i) in the Funds and
(ii) in all Liberty Funds and Liberty All-Star Funds overseen by the Trustee.




                                      Dollar Range of       Dollar Range of       Dollar Range of      Dollar Range of
                                     Equity Securities     Equity Securities    Equity Securities     Equity Securities
                                    Owned in the Value    Owned in the Global      Owned in the       Owned in the U.S.
         Name of Trustee                    Fund             Utilities Fund     International Fund       Growth Fund
DISINTERESTED TRUSTEES
Douglas A. Hacker                            $0                    $0                   $0                    $0
Janet Langford Kelly                         $0                    $0                   $0                    $0
Richard W. Lowry (g)                         $0                    $0                   $0                    $0
Salvatore Macera                             $0                    $0                   $0                    $0
Charles R. Nelson                            $0                    $0                   $0                    $0
John J. Neuhauser (g)                        $0                    $0                   $0                    $0
Thomas E. Stitzel                            $0                    $0                   $0                    $0
Thomas C. Theobald                           $0                    $0                   $0                    $0
Anne-Lee Verville                            $0                    $0                   $0                    $0

INTERESTED TRUSTEES
William E. Mayer (g)                         $0                    $0                   $0                    $0
Joseph R. Palombo                            $0                    $0                   $0                    $0

                                      Dollar Range of       Dollar Range of       Dollar Range of      Dollar Range of
                                     Equity Securities     Equity Securities    Equity Securities     Equity Securities
                                    Owned in the Tiger       Owned in the       Owned in the High    Owned in the Small
         Name of Trustee                    Fund          All-Star Equity Fund      Yield Fund             Cap Fund

DISINTERESTED TRUSTEES
Douglas A. Hacker                            $0                    $0                   $0                    $0
Janet Langford Kelly                         $0                    $0                   $0                    $0
Richard W. Lowry (g)                         $0                    $0                   $0                    $0
Salvatore Macera                             $0                    $0                   $0                    $0
Charles R. Nelson                            $0                    $0                   $0                    $0
John J. Neuhauser (g)                        $0                    $0                   $0                    $0
Thomas E. Stitzel                            $0                    $0                   $0                    $0
Thomas C. Theobald                           $0                    $0                   $0                    $0
Anne-Lee Verville                            $0                    $0                   $0                    $0

INTERESTED TRUSTEES
William E. Mayer (g)                         $0                    $0                   $0                    $0
Joseph R. Palombo                            $0                    $0                   $0                    $0



                                      Dollar Range of       Dollar Range of
                                     Equity Securities     Equity Securities      Dollar Range of      Dollar Range of
                                       Owned in the          Owned in the       Equity Securities     Equity Securities
                                     Strategic Income        International         Owned in the       Owned in the Real
         Name of Trustee                    Fund             Horizons Fund      Global Equity Fund       Estate Fund

DISINTERESTED TRUSTEES
Douglas A. Hacker                            $0                    $0                   $0                    $0
Janet Langford Kelly                         $0                    $0                   $0                    $0
Richard W. Lowry (g)                         $0                    $0                   $0                    $0
Salvatore Macera                             $0                    $0                   $0                    $0
Charles R. Nelson                            $0                    $0                   $0                    $0
John J. Neuhauser (g)                        $0                    $0                   $0                    $0
Thomas E. Stitzel                            $0                    $0                   $0                    $0
Thomas C. Theobald                           $0                    $0                   $0                    $0
Anne-Lee Verville                            $0                    $0                   $0                    $0

INTERESTED TRUSTEES
William E. Mayer (g)                         $0                    $0                   $0                    $0
Joseph R. Palombo                            $0                    $0                   $0                    $0

                                                                                  Dollar Range of
                                      Dollar Range of       Dollar Range of     Equity Securities      Dollar Range of
                                     Equity Securities     Equity Securities       Owned in the       Equity Securities
                                    Owned in the Japan    Owned in the Select   Financial Services   Owned in the Health
         Name of Trustee            Opportunities Fund         Value Fund              Fund               Care Fund

DISINTERESTED TRUSTEES
Douglas A. Hacker                            $0                    $0                   $0                    $0
Janet Langford Kelly                         $0                    $0                   $0                    $0
Richard W. Lowry (g)                         $0                    $0                   $0                    $0
Salvatore Macera                             $0                    $0                   $0                    $0
Charles R. Nelson                            $0                    $0                   $0                    $0
John J. Neuhauser (g)                        $0                    $0                   $0                    $0
Thomas E. Stitzel                            $0                    $0                   $0                    $0
Thomas C. Theobald                           $0                    $0                   $0                    $0
Anne-Lee Verville                            $0                    $0                   $0                    $0

INTERESTED TRUSTEES
William E. Mayer (g)                         $0                    $0                   $0                    $0
Joseph R. Palombo                            $0                    $0                   $0                    $0




                                       Dollar Range of
                                      Equity Securities        Aggregate Dollar Range of Equity
                                      Owned in the 500      Securities Owned in all Funds Overseen
         Name of Trustee                  Index Fund         by Trustee in Liberty Family of Funds

DISINTERESTED TRUSTEES
Douglas A. Hacker                             $0                         Over $100,000
Janet Langford Kelly                          $0                         Over $100,000
Richard W. Lowry (g)                          $0                         Over $100,000
Salvatore Macera                              $0                        $50,001-100,000
Charles R. Nelson                             $0                         Over $100,000
John J. Neuhauser (g)                         $0                         Over $100,000
Thomas E. Stitzel                             $0                        $50,001-100,000
Thomas C. Theobald                            $0                         Over $100,000
Anne-Lee Verville                             $0                         Over $100,000

INTERESTED TRUSTEES
William E. Mayer (g)                          $0                        $50,001-100,000
Joseph R. Palombo                             $0                           $1-10,000



(g) Trustee also serves as a Trustee of Liberty All-Star Equity Fund and a Director of Liberty All-Star Growth Fund, Inc. (together, the "Liberty All-Star Funds").

PRINCIPAL HOLDERS OF SECURITIES


         All the shares of the Funds are held of record by sub-accounts of separate accounts of Participating Insurance Companies on behalf of the owners of VA contracts and VLI policies or by the general account of Keyport. At all meetings of shareholders of the Funds each Participating Insurance Company will vote the shares held of record by sub-accounts of its separate accounts as to which instructions are received from the VA contract and VLI policy owners on behalf of whom such shares are held only in accordance with such instructions. All such shares as to which no instructions are received (as well as, in the case of Keyport, all shares held by its general account) will be voted in the same proportion as shares as to which instructions are received (with Keyport's general account shares being voted in the proportions determined by instructing owners of Keyport VA contracts and VLI policies). There is no requirement as to the minimum level of instructions which must be received from policy and contract owners. Accordingly, each Participating Insurance Company and Keyport disclaims beneficial ownership of the shares of the Funds held of record by the sub-accounts of their respective separate accounts (or, in the case of Keyport, its general account).


         As of record on March 31, 2002, the following Participating Insurance Companies owned of record 5% or more of one or more of each class of the following Funds' then outstanding shares:


VALUE FUND


Class A

Keyport Benefit Life Insurance Company                                  5.97%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         56.23%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         30.90%(*)
KMA Variable Account
125 High Street
Boston, MA 02110

Class B

Keyport Benefit Life Insurance Company                                 11.75%
125 High Street
Boston, MA  02110


Keyport Life Insurance Company                                         88.25%(*)
Variable Account A
125 High Street
Boston, MA 02110

GLOBAL UTILITIES FUND

Class A

Keyport Benefit Life Insurance Company                                  7.70%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         55.70%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         31.71%(*)
KMA Variable Account
125 High Street
Boston, MA 02110

Class B

Colonial Management Associates, Inc.                                  100.00%
One Financial Center
Boston, MA 02111

INTERNATIONAL FUND

Class A

Keyport Life Insurance Company                                         76.71%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         14.67%
KMA Variable Account
125 High Street
Boston, MA 02110

Class B

Colonial Management Associates, Inc.                                  100.00%
One Financial Center
Boston, MA 02111

U.S. GROWTH FUND

Class A

Keyport Benefit Life Insurance Company                                  6.76%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         61.59%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         22.05%
KMA Variable Account
125 High Street
Boston, MA 02110

Class B

Keyport Benefit Life Insurance Company                                 15.55%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         84.45%(*)
Variable Account A
125 High Street
Boston, MA 02110

STRATEGIC INCOME FUND


Class A

Keyport Benefit Life Insurance Company                                  7.63%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         66.19%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         19.53%
KMA Variable Account
125 High Street
Boston, MA 02110

Class B

Keyport Benefit Life Insurance Company                                 16.04%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         83.97%(*)
Variable Account A
125 High Street
Boston, MA 02110

TIGER FUND

Class A

Keyport Life Insurance Company                                         52.78%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         11.03%
KMA Variable Account
125 High Street
Boston, MA 02110

Lincoln National Life                                                  11.79%

P.O. Box 1110
Fort Wayne, ID 46801-1110

Keyport Life Insurance Company                                         19.32%(*)
125 High Street
Boston, MA 02110

Class B

Keyport Benefit Life Insurance Company                                  7.11%
125 High Street
Boston, MA  02110

Keyport Life Insurance Company                                         92.89%(*)
Variable Account A
125 High Street
Boston, MA 02110

ALL-STAR EQUITY FUND

Class A

Keyport Benefit Life Insurance Company                                  7.82%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         88.80%(*)
Variable Account A
125 High Street
Boston, MA 02110

Class B

Keyport Benefit Life Insurance Company                                 11.59%
125 High Street
Boston, MA  02110

Keyport Life Insurance Company                                         88.41%(*)
Variable Account A
125 High Street
Boston, MA 02110

SMALL CAP FUND

Class A

Keyport Benefit Life Insurance Company                                 10.46%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         62.32%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         23.23%
125 High Street
Boston, MA 02110

Class B

Keyport Benefit Life Insurance Company                                 16.04%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         83.96%(*)
Variable Account A
125 High Street
Boston, MA 02110

HIGH YIELD FUND

Class A

Keyport Benefit Life Insurance Company                                 11.59%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         59.92%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         27.52%
125 High Street
Boston, MA 02110

Class B

Keyport Benefit Life Insurance Company                                 20.00%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         80.00%(*)
Variable Account A
125 High Street
Boston, MA 02110

INTERNATIONAL HORIZONS FUND

Class A

Colonial Management Associates, Inc.                                  100.00%
One Financial Center
Boston, MA 02111

Class B

Keyport Benefit Life Insurance Company                                  6.33%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         56.31%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         37.37%(*)
125 High Street
Boston, MA 02110

GLOBAL EQUITY FUND

Class A

Colonial Management Associates, Inc.                                  100.00%
One Financial Center
Boston, MA 02111

Class B

Keyport Benefit Life Insurance Company                                  7.80%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         36.28%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         55.93%(*)
125 High Street
Boston, MA 02110

REAL ESTATE FUND

Class A

Colonial Management Associates, Inc.                                  100.00%
One Financial Center
Boston, MA 02111

Class B

Keyport Benefit Life Insurance Company                                  8.07%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         42.29%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         49.65%(*)
125 High Street
Boston, MA 02110

JAPAN OPPORTUNITIES FUND

Class A

Keyport Life Insurance Company                                         100.00%(*)
125 High Street
Boston, MA 02110

Class B

Keyport Life Insurance Company                                         96.85%(*)
125 High Street
Boston, MA 02110

SELECT VALUE FUND

Class A

Keyport Life Insurance Company                                        100.00%
125 High Street
Boston, MA 02110

Class B

Keyport Benefit Life Insurance Company                                 10.82%
125 High Street
Boston, MA  02110

Keyport Life Insurance Company                                         78.43%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         10.75%
125 High Street
Boston, MA 02110

FINANCIAL SERVICES FUND

Class A

Keyport Life Insurance Company                                        100.00%
125 High Street
Boston, MA 02110

Class B

Keyport Benefit Life Insurance Company                                 18.00%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         62.44%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         19.56%
125 High Street
Boston, MA 02110

HEALTH CARE FUND

Class A

Keyport Life Insurance Company                                        100.00%
125 High Street
Boston, MA 02110

Class B

Keyport Benefit Life Insurance Company                                 16.95%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         70.90%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         12.16%
125 High Street
Boston, MA 02110

500 INDEX FUND

Class A

Keyport Life Insurance Company                                        100.00%
125 High Street
Boston, MA 02110

Class B

Keyport Benefit Life Insurance Company                                 12.55%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         75.02%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         12.44%
125 High Street
Boston, MA 02110



(*) As of record on March 31, 2002, this Participating Insurance Company owned 25% or more of the then outstanding shares of the Fund indicated and, therefore, may be deemed to "control" the Fund.


CUSTODIAN


         State Street Bank & Trust Company, located at 225 Franklin Street, Boston, MA 02110, is custodian of the securities and cash owned by all of the Funds. The custodian is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Funds, and performing other administrative duties, all as directed by persons authorized by the Trust. The custodian does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds or the Trust. Portfolio securities of the Funds purchased in the U.S. are maintained in the custody of the custodian and may be entered into the Federal Reserve Book Entry system, or the security depository system of the Depository Trust & Clearing Company or other securities depository systems. Portfolio securities purchased outside the U.S. are maintained in the custody of various foreign branches of the custodian and/or third party subcustodians, including foreign banks and foreign securities depositories.



                              OTHER CONSIDERATIONS

PORTFOLIO TURNOVER

         Although no Fund purchases securities with a view to rapid turnover, there are no limitations on the length of time that securities must be held by any Fund and a Fund's annual portfolio turnover rate may vary significantly from year to year. A 100% turnover rate would occur if all of the securities in the portfolio were sold and either repurchased or replaced within one year. Although the Funds cannot predict portfolio turnover rate, it is estimated that, under normal circumstances, the annual rate for each Fund will be no greater than 100%. The portfolio turnover rates of the Funds are shown under "Financial Highlights" in the Prospectuses.

         If a Fund writes a substantial number of call or put options (on securities or indexes) or engages in the use of futures contracts or options on futures contracts (all referred to as

"Collateralized Transactions"), and the market prices of the securities underlying the Collateralized Transactions move inversely to the Collateralized Transaction, there may be a very substantial turnover of the portfolios. The Funds pay brokerage commissions in connection with options and futures transactions and effecting closing purchase or sale transactions, as well as for the purchases and sales of other portfolio securities other than fixed income securities.

         International Fund, International Horizons Fund and Global Equity Fund may be expected to experience higher portfolio turnover rates if such Funds make a change in their respective investments from one geographic sector (e.g., Europe; Japan; emerging Asian markets; etc.) to another geographic sector. Costs will be greater if the change is from the sector in which the greatest proportion of its assets are invested.

         The Value Fund, for the 1999 fiscal year, had a higher than usual portfolio turnover rate. This was due to a change in portfolio manager and the new manager selling off and re-positioning the Value Fund to reflect the new strategies of the Fund.

SUSPENSION OF REDEMPTIONS

         The right to redeem shares or to receive payment with respect to any redemption of shares of the Funds may only be suspended (i) for any period during which trading on the NYSE is restricted or the NYSE is closed, other than customary weekend and holiday closing, (ii) for any period during which an emergency exists as a result of which disposal of securities or determination of the net asset value of the Funds is not reasonably practicable, or (iii) for such other periods as the SEC may by order permit for protection of shareholders of the Funds.

VALUATION OF SECURITIES

         The assets of the Funds are valued as follows:

         Debt securities generally are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. However, in circumstances where such prices are not available or where Colonial (the Trust's pricing and bookkeeping agent) deems it appropriate to do so, an over-the-counter or exchange bid quotation is used. Securities listed on an exchange or on Nasdaq are valued at the last sale price. Listed securities for which there were no sales during the day and unlisted securities are valued at the last quoted bid prices. Short-term obligations with a maturity of 60 days or less are valued at amortized cost when such cost approximates market value pursuant to procedures approved by the Trustees. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate as of 3:00 p.m. Eastern time. Portfolio positions for which there are no such valuations and other assets are valued at fair value as determined in good faith under the direction of the Trustees.

         The net asset value of shares of each Fund is normally calculated as of the close of regular trading on the NYSE, currently 4:00 p.m., Eastern time, on every day the NYSE is open for trading, except on days where both (i) the degree of trading in a Fund's portfolio securities would not materially affect the net asset value of that Fund's shares and (ii) no shares of a Fund were tendered for redemption and no purchase order was received. The NYSE is open Monday through Friday, except on the following holidays: New Year's Day, Martin Luther King Jr., Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the net asset value are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. government securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE which will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees.

PORTFOLIO TRANSACTIONS

         The Trust has no obligation to do business with any broker-dealer or group of broker-dealers in executing transactions in securities with respect to the Funds, and the Funds have no intention to deal exclusively with any particular broker-dealer or group of broker-dealers.


         Each of Colonial, Stein Roe, Newport, Crabbe Huson, Rydex, SSgA and each of LAMCO's Portfolio Managers, (each an "Advisor") places the transactions of the Funds with broker-dealers selected by it and, if applicable, negotiates commissions. Broker-dealers may receive brokerage commissions on portfolio transactions, including the purchase and writing of options, the effecting of closing purchase and sale transactions, and the purchase and sale of underlying securities upon the exercise of options and the purchase or sale of other instruments. The Funds from time to time may also execute portfolio transactions with such broker-dealers acting as principals.


         Except as described below in connection with commissions paid to a clearing agent on sales of securities, it is each Fund's policy and the policy of its Advisor always to seek best execution, which is to place the Fund's transactions where the Fund can obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker-dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when the Advisor believes that best execution is obtainable elsewhere. In evaluating the execution services of, including the overall reasonableness of brokerage commissions paid to, a broker-dealer, consideration is given to, among other things, the firm's general execution and operational capabilities, and to its reliability, integrity and financial condition.

         Subject to such policy of always seeking best execution, and subject to the additional matters described below regarding each of International Fund, International Horizons Fund, Global Equity Fund, Japan Opportunities Fund, Tiger Fund and All-Star Equity Fund, securities transactions of the Funds may be executed by broker-dealers who also provide research services (as defined below) to an Advisor, the Funds or other accounts as to which such Advisor exercises investment discretion. Such advisor may use all, some or none of such research services in providing investment advisory services to each of its clients, including the Fund(s) it advises. To the extent that such services are used by the Advisors, they tend to reduce their expenses. It is not possible to assign an exact dollar value for such services.

         Subject to such policies as the Board of Trustees may determine, each of the Advisors may cause a Fund to pay a broker-dealer that provides brokerage and research services to it an amount of commission for effecting a securities transaction, including the sale of an option or a closing purchase transaction, for a Fund in excess of the amount of commission that another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). An Advisor placing a brokerage transaction must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided to it by the executing broker-dealer viewed in terms of that particular transaction or its overall responsibilities to the applicable Fund and all its other clients.

         Certain of the other accounts of any of the Advisors may have investment objectives and programs that are similar to those of the Funds. Accordingly, occasions may arise when each of the Advisors engages in simultaneous purchase and sale transactions of securities that are consistent with the investment objectives and programs of a Fund and such other accounts. On those occasions, the Advisor will allocate purchase and sale transactions in an equitable manner according to written procedures as approved by the Board of Trustees. Such procedures may, in particular instances, be either advantageous or disadvantageous to a Fund.

         Consistent with applicable rules of the National Association of Securities Dealers, Inc., and subject to seeking best execution and such other policies as the Board of Trustees may determine, each of the Advisors may consider sales of VA contracts and VLI policies as a factor in the selection of broker-dealers to execute securities transactions for the Funds.

         ADDITIONAL MATTERS PERTAINING TO HEALTH CARE FUND. The Health Care Fund may invest in companies that are involved in the health care industry including companies engaged in the design, manufacture, or sale of products or services used for or in connection with health care or medicine. Companies in the health care sector may include pharmaceutical companies; firms that design, manufacture, sell or supply medical, dental, and optical products, hardware or services; companies involved in biotechnology, medical diagnostic, and biochemical research and development, as well as companies involved in the operation of health care facilities.


         ADDITIONAL MATTERS PERTAINING TO INTERNATIONAL FUND, INTERNATIONAL HORIZONS FUND, GLOBAL EQUITY FUND AND GLOBAL UTILITIES FUND. The portfolio managers for the International Fund and the International Horizons Fund are Charles R. Roberts and Deborah Snee; for the Global Equity Fund are Charles R. Roberts and Erik P. Gustafson; and for the Global Utilities Fund are Charles R. Roberts and Scott Schermerhorn, all of whom are jointly employed by Newport, Colonial and Stein Roe (each of which is an indirect wholly owned subsidiary of FleetBoston). The Funds and the other accounts advised by these managers sometimes invest in the same securities and sometimes enter into similar transactions utilizing futures contracts and foreign currencies. In certain cases, purchases and sales on behalf of the Funds and such other accounts will be bunched and executed on an aggregate basis. In such cases, each participating account (including the International Fund, International Horizons Fund, Global Equity Fund and Global Utilities Fund) will receive the average price at which the trade is executed. Where less than the desired aggregate amount is able to be purchased or sold, the actual amount purchased or sold will be allocated among the participating accounts (including the International Fund, International Horizons Fund, Global Equity Fund and Global Utilities Fund) in proportion to the amounts desired to be purchased or sold by each. Although in some cases these practices could have a detrimental effect on the price or volume of the securities, futures or currencies as far as the International Fund,

International Horizons Fund, Global Equity Fund and Global Utilities Fund are concerned, Colonial and Stein Roe believe that in most cases these practices should produce better executions. It is the opinion of Colonial and Stein Roe that the advantages of these practices outweigh the disadvantages, if any, which might result from them.


         Portfolio transactions on behalf of the International Fund, International Horizons Fund, Global Equity Fund and Global Utilities Fund may be executed by broker-dealers who provide research services to Colonial or Stein Roe which are used in the investment management of such Funds or other accounts over which Colonial or Stein Roe exercise investment discretion. Such transactions will be effected in accordance with the policies described above. No portfolio transactions on behalf of the Funds will be directed to a broker-dealer in consideration of the broker-dealer's provision of research services to Colonial and Stein Roe, unless a determination is made that such research assists Colonial in its investment management of the International Fund, International Horizons Fund or Global Equity Fund, Stein Roe in its management of Global Utilities Fund or other accounts over which Colonial or Stein Roe exercises investment discretion.


         ADDITIONAL MATTERS PERTAINING TO ALL-STAR EQUITY FUND. The Portfolio Management Agreements with LAMCO's Portfolio Managers provide that LAMCO has the right to request that transactions giving rise to brokerage commissions, in amounts to be agreed upon from time to time between LAMCO and the Portfolio Manager, be executed by brokers and dealers (to be agreed upon from time to time between LAMCO and the Portfolio Manager) which provide research products and services to LAMCO or to All-Star Equity Fund or other accounts managed by LAMCO (collectively with All-Star Equity Fund, "LAMCO Clients") or as to which an ongoing relationship will be a value to the Fund in managing its assets. The commissions paid on such transactions may exceed the amount of commissions another broker would have charged for effecting that transaction. Research products and services made available to LAMCO through brokers and dealers executing transactions for LAMCO Clients involving brokerage commissions include performance and other qualitative and quantitative data relating to investment managers in general and the Portfolio Managers in particular; data relating to the historic performance of categories of securities associated with particular investment styles; mutual fund portfolio and performance data; data relating to portfolio manager changes by pension plan fiduciaries; quotation equipment; and related computer hardware and software, all of which research products and services are used by LAMCO in connection with its selection and monitoring of portfolio managers (including the Portfolio Managers) for LAMCO Clients, the assembly of a mix of investment styles appropriate to LAMCO's Clients' investment objectives, and the determination of overall portfolio strategies.

         LAMCO from time to time reaches understandings with each of the Portfolio Managers as to the amount of the All-Star Equity Fund portfolio transactions initiated by such Portfolio Manager that are to be directed to brokers and dealers which provide research products and services to LAMCO. These amounts may differ among the Portfolio Managers based on the nature of the markets for the types of securities managed by them and other factors.

         These research products and services are used by LAMCO in connection with its management of LAMCO Clients' portfolios, regardless of the source of the brokerage commissions. In instances where LAMCO receives from broker-dealers products or services which are used both for research purposes and for administrative or other non-research purposes, LAMCO makes a good faith effort to determine the relative proportions of such products or services which may be considered as investment research, based primarily on anticipated usage, and pays for the costs attributable to the non-research usage in cash.


         The table below shows information on brokerage commissions paid by each Fund during the periods indicated. (International Horizons Fund, Global Equity Fund and Real Estate Fund commenced operations on June 1, 1999; and Japan Opportunities Fund, Select Value Fund, Financial Services Fund, Health Care Fund and 500 Index Fund commenced operations on May 30, 2000.)



                                                  Global      International     U.S. Growth                     All-Star
                              Value Fund      Utilities Fund      Fund              Fund        Tiger Fund    Equity Fund
--------------------------------------------------------------------------------------------------------------------------
Total amount of brokerage
commissions paid during
2001                         $   298,937      $   298,053      $   80,747      $   305,430      $   96,746    $    90,543
--------------------------------------------------------------------------------------------------------------------------
Total amount of directed
transactions paid during
2001                         $37,581,511      $48,330,052      $4,951,119      $33,589,874      $3,680,909    $21,475,883
--------------------------------------------------------------------------------------------------------------------------
Total amount of
commissions on directed
transactions paid during
2001                         $    68,455      $   109,209      $   13,907      $    59,020      $   14,719    $    31,148
--------------------------------------------------------------------------------------------------------------------------
Total amount of brokerage
commissions paid during
2001 to AlphaTrade Inc.
(% of total commission       $    37,223      $         0      $        0      $    41,426      $        0    $         0
paid)                                (12%)                                             (14%)
--------------------------------------------------------------------------------------------------------------------------
Total amount of brokerage
commissions paid during
2000                         $   449,525      $   142,143      $  153,088      $   350,114      $  113,710    $    26,611
--------------------------------------------------------------------------------------------------------------------------
Total amount of directed
transactions paid during
2000                         $49,284,534      $28,647,367      $1,497,642      $22,930,421      $2,608,444    $    13,416
--------------------------------------------------------------------------------------------------------------------------
Total amount of
commissions on directed
transactions paid during
2000                         $    72,550      $    32,157      $    3,311      $    24,230      $   10,811    $         0
--------------------------------------------------------------------------------------------------------------------------
Total amount of brokerage
commissions paid during
2000 to AlphaTrade Inc.
(% of total commission       $   111,189      $     2,483      $        0      $    35,234      $        0    $         0
paid)                                (25%)             (2%)                            (10%)
--------------------------------------------------------------------------------------------------------------------------

                                            Global     International  U.S. Growth                All-Star
                            Value Fund  Utilities Fund     Fund          Fund     Tiger Fund    Equity Fund
-----------------------------------------------------------------------------------------------------------
Total amount of brokerage
commissions paid during
1999                         $521,325      $171,492      $54,904      $250,696      $42,877    $   101,560
----------------------------------------------------------------------------------------------------------
Total amount of directed
transactions paid during
1999                         $      0      $      0      $     0      $      0      $     0    $10,533,313
----------------------------------------------------------------------------------------------------------
Total amount of
commissions on directed
transactions paid during
1999                         $      0      $      0      $     0      $      0      $     0    $    12,038
----------------------------------------------------------------------------------------------------------
Total amount of brokerage
commissions paid during
1999 to AlphaTrade Inc.
(% of total commission       $210,205      $      0      $   180      $ 95,068      $     0    $         0
paid)                             (40%)                   (0.003%)         (38%)
----------------------------------------------------------------------------------------------------------

                               High Yield         Small Cap        Strategic       International     Global Equity    Real Estate
                                  Fund              Fund          Income Fund      Horizons Fund         Fund             Fund
---------------------------------------------------------------------------------------------------------------------------------
Total amount of
brokerage commissions
paid during 2001               $0                $ 23,720        $  592            $   15,863        $   18,588         $ 6,524
-------------------------------------------------------------------------------------------------------------------------------
Total amount of
directed transactions
paid during 2001               $0                $237,534        $    0            $1,931,178        $6,457,747         $     0
-------------------------------------------------------------------------------------------------------------------------------
Total amount of
commissions on directed
transactions paid
during 2001                    $0                $    625        $    0            $    2,485        $    4,009         $     0
-------------------------------------------------------------------------------------------------------------------------------
Total amount of
brokerage commissions
paid during 2001 to
AlphaTrade Inc.
(% of total commission         $0                $  4,089        $    0            $        0        $        0         $     0
paid)                                                 (17%)
-------------------------------------------------------------------------------------------------------------------------------
Total amount of
brokerage commissions
paid during 2000               $0                $ 10,284        $    0            $   26,430        $   20,616         $15,732
-------------------------------------------------------------------------------------------------------------------------------
Total amount of
directed transactions
paid during 2000               $0                $      0        $    0            $7,557,624        $2,853,098         $     0
-------------------------------------------------------------------------------------------------------------------------------
Total amount of
commissions on directed
transactions paid
during 2000                    $0                $      0        $    0            $    5,254        $    1,381         $     0
-------------------------------------------------------------------------------------------------------------------------------
Total amount of
brokerage commissions
paid during 2000 to
AlphaTrade Inc.
(% of total commission         $0                $  2,662        $    0            $        0        $        0         $     0
paid)                                                 (26%)
-------------------------------------------------------------------------------------------------------------------------------
Total amount of
brokerage commissions
paid during 1999               $0                $  4,635        $1,563            $    4,344        $    4,530         $11,892
-------------------------------------------------------------------------------------------------------------------------------

                               High Yield         Small Cap        Strategic       International     Global Equity    Real Estate
                                  Fund              Fund          Income Fund      Horizons Fund         Fund             Fund
---------------------------------------------------------------------------------------------------------------------------------
Total amount of
directed transactions
paid during 1999               $  0              $    0            $0                $0                $0              $0
---------------------------------------------------------------------------------------------------------------------------------
Total amount of
commissions on directed
transactions paid
during 1999                    $  0              $    0            $0                $0                $0              $0
---------------------------------------------------------------------------------------------------------------------------------
Total amount of
brokerage commissions
paid during 1999 to
AlphaTrade Inc.
(% of total commission         $  0              $2,299            $0                $0                $0              $0
paid)                                             (50%)
---------------------------------------------------------------------------------------------------------------------------------

                                Japan
                            Opportunities      Select Value       Financial        Health Care        500 Index
                                Fund              Fund          Services Fund         Fund               Fund
-----------------------------------------------------------------------------------------------------------------
Total amount of
brokerage commissions
paid during 2001             $  1,534          $10,870           $2,916            $1,997            $8,269
-----------------------------------------------------------------------------------------------------------------
Total amount of
directed transactions
paid during 2001             $133,262          $ 9,661           $    0            $    0            $    0
-----------------------------------------------------------------------------------------------------------------
Total amount of
commissions on directed
transactions paid
during 2001                  $    400          $    10           $    0            $    0            $    0
-----------------------------------------------------------------------------------------------------------------
Total amount of
brokerage commissions
paid during 2001 to
AlphaTrade Inc.
(% of total commission       $      0          $   993           $    0            $    0            $    0
paid)                                               (9%)
-----------------------------------------------------------------------------------------------------------------
Total amount of
brokerage commissions
paid during 2000             $  7,785          $ 3,538           $  707            $  858            $4,032
-----------------------------------------------------------------------------------------------------------------
Total amount of
directed transactions
paid during 2000             $      0          $ 6,783           $    0            $    0            $    0
-----------------------------------------------------------------------------------------------------------------
Total amount of
commissions on directed
transactions paid
during 2000                  $      0          $     5           $    0            $    0            $    0
-----------------------------------------------------------------------------------------------------------------
Total amount of
brokerage commissions
paid during 2000 to
AlphaTrade Inc.
(% of total commission       $      0          $   880           $    0            $    0            $    0
paid)                                              (25%)
-----------------------------------------------------------------------------------------------------------------


         An increase in brokerage commissions can be due to a number of factors. For example, a Fund with a large portfolio turnover rate due to a new portfolio manager and new strategies or a Fund that had significant increases in assets causing more securities to be purchased and, therefore, incurring more brokerage commissions.

INFORMATION ABOUT THE STANDARD & POOR'S 500 COMPOSITE

         The 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc., ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the 500 Index Fund or any member of the public regarding the advisability of investing in securities generally or in the 500 Index Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the 500 Index Fund. S&P has no obligation to take the needs of the Licensee or the owners of the 500 Index Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the 500 Index Fund or the timing of the issuance or sale of the 500 Index Fund or in the determination or calculation of the equation by which the 500 Index Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the 500 Index Fund.

STOCK PRICE INDEX

         S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE 500 INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                       DESCRIPTION OF CERTAIN INVESTMENTS

         The following is a description of certain types of investments which may be made by one or more of the Funds.

MONEY MARKET INSTRUMENTS

         As stated in the Prospectus, each Fund may invest in a variety of high-quality money market instruments. The money market instruments that may be used by each Fund may include:

         UNITED STATES GOVERNMENT OBLIGATIONS. These consist of various types of marketable securities issued by the U.S. Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the U.S. Government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

         UNITED STATES GOVERNMENT AGENCY SECURITIES. These consist of debt securities issued by agencies and instrumentalities of the U.S. Government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association, Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation, the Farm Credit Banks, the Federal National Mortgage Association, and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the U.S. Government (e.g., U.S. Treasury bills); (ii) guaranteed by the U.S. Treasury (e.g., Government National Mortgage Association mortgage-backed securities);
(iii) supported by the issuing agency's or instrumentality's right to borrow from the U.S. Treasury (e.g., Federal National Mortgage Association Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., securities issued by the Farmer's Home Administration).

         BANK AND SAVINGS AND LOAN OBLIGATIONS. These include certificates of deposit, bankers' acceptances, and time deposits. Certificates of deposit generally are short-term, interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Bankers acceptances are time drafts drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (e.g., to finance the import, export, transfer, or storage of goods). With a bankers' acceptance, the borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most bankers' acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are generally short-term, interest-bearing negotiable obligations issued by commercial banks against funds deposited in the issuing institutions. The Funds will not invest in any security issued by a commercial bank or a savings and loan association unless the bank or savings and loan association is organized and operating in the United States, has total assets of at least one billion dollars, and is a member of the Federal Deposit Insurance Corporation ("FDIC"), in the case of banks, or insured by the FDIC in the case of savings and loan associations; provided, however, that such limitation will not prohibit investments in foreign branches of domestic banks which meet the foregoing requirements. The Funds will not invest in time-deposits maturing in more than seven days.

         SHORT-TERM CORPORATE DEBT INSTRUMENTS. These include commercial paper (i.e., short-term, unsecured promissory notes issued by corporations to finance short-term credit needs). Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Also included are non-convertible corporate debt securities (e.g., bonds and debentures). Corporate debt securities with a remaining maturity of less than 13 months are


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
liquid (and tend to become more liquid as their maturities lessen) and are traded as money market securities. Each Fund may purchase corporate debt securities having greater maturities.

         REPURCHASE AGREEMENTS. The Funds may invest in repurchase agreements. A repurchase agreement is an instrument under which the investor (such as a Fund) acquires ownership of a security (known as the "underlying security") and the seller (i.e., a bank or primary dealer) agrees, at the time of the sale, to repurchase the underlying security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, unless the seller defaults on its repurchase obligations. The underlying securities will consist only of securities issued by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"). Repurchase agreements are, in effect, collateralized by such underlying securities, and, during the term of a repurchase agreement, the seller will be required to mark-to-market such securities every business day and to provide such additional collateral as is necessary to maintain the value of all collateral at a level at least equal to the repurchase price. Repurchase agreements usually are for short periods, often under one week, and will not be entered into by a Fund for a duration of more than seven days if, as a result, more than 15% of the value of that Fund's total assets would be invested in such agreements or other securities which are illiquid.

         The Funds will seek to assure that the amount of collateral with respect to any repurchase agreement is adequate. As with any extension of credit, however, there is risk of delay in recovery or the possibility of inadequacy of the collateral should the seller of the repurchase agreement fail financially. In addition, a Fund could incur costs in connection with disposition of the collateral if the seller were to default. The Funds will enter into repurchase agreements only with sellers deemed to be creditworthy under creditworthiness standards approved by the Board of Trustees and only when the economic benefit to the Funds is believed to justify the attendant risks. The Board of Trustees believes these standards are designed to reasonably assure that such sellers present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. The Funds may enter into repurchase agreements only with commercial banks or registered broker-dealers.

         ADJUSTABLE RATE AND FLOATING RATE SECURITIES. Adjustable rate securities (i.e., variable rate and floating rate instruments) are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

         Variable rate instruments are obligations (usually certificates of deposit) that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

         Floating rate instruments (generally corporate notes, bank notes or Eurodollar certificates of deposit) have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The interest rate is adjusted,


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
periodically (e.g. daily, monthly, semi-annually), to the prevailing interest rate in the marketplace. The interest rate on floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates or some other objective measure. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

INVESTMENTS IN LESS DEVELOPED COUNTRIES


         International Fund's and International Horizons Fund's investments in foreign securities may include investments in countries whose economies or securities markets are considered by Colonial not to be highly developed (referred to as "emerging market countries"). Normally no more than 40% of the International Fund's assets and up to 35% of the International Horizons Fund's assets will be invested in such emerging market countries. As of May 1, 2002, the following countries were considered by Colonial to be emerging market countries:



                                         Europe and
Asia               Latin America         the Middle East        Africa
-----------------------------------------------------------------------------
China              Argentina             Czech Republic         South Africa
India              Brazil                Hungary
Indonesia          Chile                 Israel
South Korea        Colombia              Jordan
Malaysia           Mexico                Poland
Pakistan           Peru                  Russia
Philippines        Venezuela             Turkey
Sri Lanka
Taiwan
Thailand


         Under normal market conditions, the Tiger Fund invests primarily in stocks of companies located in the ten Tiger countries of Asia. The Tigers of Asia are Hong Kong, India, Singapore, South Korea, Taiwan, Malaysia, Thailand, Indonesia, the People's Republic of China and the Philippines.

FOREIGN CURRENCY TRANSACTIONS

         Each of International Fund, Tiger Fund, Global Utilities Fund, Strategic Income Fund, International Horizons Fund, Global Equity Fund and Value Fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. These Funds may purchase foreign currencies on a spot or forward basis in conjunction with their investments in foreign securities and to hedge against fluctuations in foreign currencies. International Fund, Global Utilities Fund, International Horizons Fund, Global Equity Fund and Strategic Income Fund also may buy and sell currency futures contracts and options thereon for such hedging purposes. Global Utilities Fund and Strategic Income Fund also may buy options on currencies for hedging purposes.

         A Fund may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, a Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with purchases or sales of its portfolio securities. A Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging a Fund attempts to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payments is declared, and the date on which such payments are made or received.

         A Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. A Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and (if the Fund is so authorized) purchase and sell foreign currency futures contracts.

         For transaction hedging purposes a Fund which is so authorized may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. Over-the-counter options are considered to be illiquid by the SEC staff. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on a currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

         When it engages in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the Fund expects to purchase, when the Fund holds cash or short-term investments). In connection with position hedging, a Fund which is so authorized may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. A Fund may enter into short sales of a foreign currency to hedge a position in a security denominated in that currency. In such circumstances, the Fund will maintain in a segregated account with its Custodian an amount of cash or liquid debt securities equal to the excess of (i) the amount of foreign currency required to cover such short sale position over (ii) the amount of such foreign currency which could then be realized through the sale of the foreign securities denominated in the currency subject to the hedge.

         The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

         It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

         Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which the Fund can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.

CURRENCY FORWARD AND FUTURES CONTRACTS

         Each of International Fund, Global Utilities Fund, Strategic Income Fund, International Horizons Fund, Global Equity Fund and Tiger Fund will enter into such contracts only when cash or equivalents equal in value to either (i) the commodity value (less any applicable margin deposits) or (ii) the difference between the commodity value (less any applicable margin deposits) and the aggregate market value of all equity securities denominated in the particular currency held by the Fund have been deposited in a segregated account of the Fund's custodian. A forward currency contract involves an obligation to purchase or sell specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Currency futures contracts traded in the United States are designed and traded on exchanges regulated by the

Commodities Futures Trading Commission ("CFTC"), such as the New York Mercantile Exchange. (Tiger Fund may not invest in currency futures contracts.)

         Forward currency contracts differ from currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

         At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

         Positions in currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Funds intend to purchase or sell currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments or variation margin.

CURRENCY OPTIONS

         In general, options on currencies operate similarly to options on securities and are subject to many risks similar to those applicable to currency futures and forward contracts. Currency options are traded primarily in the over-the-counter market, although options on currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit ("ECU"). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Economic Community's European Monetary System.

         Global Utilities Fund, International Horizons Fund, Global Equity Fund and Strategic Income Fund will only purchase or write currency options when Stein Roe or Colonial believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specified time. Currency options are affected by all of those factors which influence exchange rates and investments generally. To the extent that these options are traded over the counter, they are considered to be illiquid by the SEC staff.

         The value of any currency, including the U.S. dollar, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of currencies (and therefore the value of currency options) may be significantly affected, fixed, or supported directly or indirectly by government actions. Government intervention may increase risks involved in purchasing or selling currency options, since exchange rates may not be free to fluctuate in respect to other market forces.

         The value of a currency option reflects the value of an exchange rate which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of currency options, investors may be disadvantaged by having to deal in an odd-lot market for the underlying currencies in connection with options at prices that are less favorable than for round-lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of currencies.

VALUATIONS

         There is no systematic reporting of last sale information for currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

SETTLEMENT PROCEDURES

         Settlement procedures relating to the Funds' investments in foreign securities and to their foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in such Funds' domestic investments, including foreign currency risks and local custom and usage. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligations.

FOREIGN CURRENCY CONVERSION

         Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligations.

OPTIONS ON SECURITIES

         Each of Global Utilities Fund, International Fund, International Horizons Fund, Global Equity Fund, Real Estate Fund and All-Star Equity Fund may purchase and sell options on individual securities.

         WRITING COVERED OPTIONS.

         A Fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the sub-advisor, such transactions are consistent with the Fund's investment objective and policies. Call options written by the Fund give the purchaser the right to buy the underlying securities from the Fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the Fund at a stated price.

         A Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The Fund may write combinations of covered puts and calls on the same underlying security.

         A Fund will receive a premium from writing a put or call option, which increases the Fund's return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

         A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an offsetting option. The Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

         If a Fund writes a call option but does not own the underlying security, and then it writes a put option, the Fund may be required to deposit cash or securities with its broker as "margin" or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

PURCHASING PUT OPTIONS.

         A Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

PURCHASING CALL OPTIONS.

         A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

OVER-THE-COUNTER ("OTC") OPTIONS.

         The Staff of the Division of Investment Management of the SEC has taken the position that OTC options purchased by a Fund and assets held to cover OTC options written by the Fund are illiquid securities. Although the Staff has indicated that it is continuing to evaluate this issue, pending further developments, a Fund will enter into OTC options transactions only with primary dealers in U.S. Government Securities and, in the case of OTC options written by the Fund, only pursuant to agreements that will assure that the Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The Fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be "in the money" as an illiquid investment. It is the present policy of the Fund not to enter into any OTC option transaction if, as a result, more than 15% of the Fund's net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by the Fund, (ii) OTC options purchased by the Fund, (iii) securities which are not readily marketable and
(iv) repurchase agreements maturing in more than seven days.

RISK FACTORS IN OPTIONS TRANSACTIONS.


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
         The successful use of a Fund's options strategies depends on the ability of its sub-advisor to forecast interest rate and market movements correctly.

         When it purchases an option, the Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying securities, since the Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

         The effective use of options also depends on a Fund's ability to terminate option positions at times when its sub-advisor deems it desirable to do so. Although the Fund will take an option position only if the sub-advisor believes there is a liquid secondary market for the option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

         If a secondary trading market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt normal market operations.

         A marketplace may at times find it necessary to impose restrictions on particular types of options transactions, which may limit a Fund's ability to realize its profits or limit its losses.

         Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation ("OCC") or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by the Fund has expired, the Fund could lose the entire value of its option.

         Special risks are presented by internationally-traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

FUTURES CONTRACTS AND RELATED OPTIONS

         Each of Global Utilities Fund, International Fund, Strategic Income Fund, International Horizons Fund, Global Equity Fund, Real Estate Fund, Financial Services Fund, Health Care Fund and All-Star Equity Fund may buy and sell certain futures contracts (and in certain cases related options), to the extent and for the purposes specified in the Prospectuses.

         A futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. Futures contracts are traded in the United States only on a commodity exchange or boards of trade -- known as "contract markets" -- approved for such trading by the CFTC, and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

         Although futures contracts by their terms call for actual delivery or acceptance of the underlying financial instruments, the contracts usually are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

         Unlike when a Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract, although the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Government Securities. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

         Subsequent payments, called "variation margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

         A Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate the hedge position then currently held by the Fund. The Fund may close its positions by taking opposite positions which will operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain. Such closing transactions involve additional commission costs.

         A Fund upon entering into futures contracts, in compliance with the SEC's requirements, cash or liquid securities equal in value to the amount of the Fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated with the Fund's custodian.

OPTIONS ON FUTURES CONTRACTS

         A Fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. The Fund may use such options on futures contracts in lieu of purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

         As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

         A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. The Fund will enter into written options on futures contracts only when, in compliance with the SEC's requirements, cash or liquid securities equal in value to the amount of the Fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated with the Fund's custodian.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS

         Successful use of futures contracts by a Fund is subject to its sub-advisor's ability to predict correctly movements in the direction of interest rates and other factors affecting securities markets.

         Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those relating to the sale of futures contracts.

         There is no assurance that higher than anticipated trading activity or other unforeseen events might not at times render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

         To reduce or eliminate a hedge position held by a Fund, the Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contacts or options), would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

INDEX FUTURES CONTRACTS AND RELATED OPTIONS; ASSOCIATED RISKS

         An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. A Fund may enter into stock index future contracts, debt index futures contracts, or other index futures contracts (e.g., an interest rate futures contract), as specified in the Prospectus. A Fund may also purchase and sell options on index futures contracts, to the extent specified in the Prospectus.

         There are several risks in connection with the use by a Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Fund's sub-advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund's portfolio securities sought to be hedged.

         Successful use of index futures by a Fund for hedging purposes is also subject to its sub-advisor's ability to predict correctly movements in the direction of the market. It is possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities subject to the hedge held in the Fund's portfolio may decline. If this occurs, the Fund would lose money on the futures and also experience a decline in the value in its portfolio securities. However, while this could occur to a certain degree, over time the value of the Fund's portfolio should tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased values of those securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures markets are less onerous than margin requirements in the securities markets, and as a result the futures markets may attract more speculators than the securities markets. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortions in the futures markets and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by a Fund's sub-advisor may still not result in a successful hedging transaction.

         Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

SECURITIES LOANS

         Each of Global Utilities Fund, U.S. Growth Fund, International Horizons Fund, Global Equity Fund, Real Estate Fund and All-Star Equity Fund may make loans of its portfolio securities amounting to not more than 30% of its total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. This collateral is deposited with the Trust's custodian which segregates and identifies these assets on its books as security for the loan. The borrower pays to the Fund an amount equal to any dividends, interest or other distributions received on securities lent. The borrower is obligated to return identical securities on termination of the loan. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. The Trust has adopted these policies, in part, so that interest, dividends and other distributions received on the loaned securities, the interest or fees paid by the borrower to the Fund for the loan, and the investment income from the collateral will qualify under certain investment limitations under Subchapter M of the Internal Revenue Code.

                             INVESTMENT PERFORMANCE

         Each of the Funds may quote total return figures from time to time. Total return on a per share basis is the reinvested amount of dividends and capital gains received per share plus or minus the change in the net asset value per share for a given period. Total return percentages may be calculated by dividing the value of a share (including distribution reinvestment shares) at the end of a given period by the value of the share at the beginning of the period and subtracting one.

         Average Annual Total Return is a hypothetical Annual Rate of return which if achieved annually would produce the same return as the cumulative total return percentage calculated for the period.

         It is computed as follows:

                     ERV = P(1+T)n

         Where:      P        =      a hypothetical initial payment of $1,000

                     T        =      average annual total return

                     n        =      number of years

                     ERV      =      ending redeemable value of a hypothetical
                                     $1,000 payment made at the beginning of
                                     the period (or fractional portion thereof).


         For example, for a $1,000 investment in the Funds' Class A and B shares, the "Ending Redeemable Value," for the period January 1, 2001 to December 31, 2001 was:

                                              Ending                 Ending
                                         Redeemable Value       Redeemable Value
                      Fund                   Class A                Class B
                      ----                   -------                -------
Value Fund:                                  $   998                $   996
Global Utilities Fund:                           860                    858
International Fund:                              756                    756
U.S. Growth Fund:                                994                    994
Strategic Income Fund:                         1,037                  1,035
Tiger Fund:                                      815                    833
All-Star Equity Fund:                            872                    872
Small Cap Fund:                                1,093                  1,092
High Yield Fund:                                 972                    970
International Horizons Fund:                     766                    764
Global Equity Fund:                              757                    754
Real Estate Fund:                              1,146                  1,145
Japan Opportunities Fund:                        679                    679
Select Value Fund:                             1,036                  1,035
Financial Services Fund:                         883                    881
Health Care Fund:                                881                    880
500 Index Fund:                                  880                    879

The Funds' Class A and Class B share average annual total returns at December 31, 2001 were:



                                   VALUE FUND
                                                            Period July 1, 1993
                                                             (commencement of
                                                                 investment
                                                            operations) through
                                                                 December 31,
                     1 Year               5 Years                  2001
Class A              (0.18)%              11.95%                 12.91%
Class B              (0.43)%              11.86% (h)             12.86% (h)



                              GLOBAL UTILITIES FUND
                                                            Period July 1, 1993
                                                             (commencement of
                                                                 investment
                                                            operations) through
                                                                 December 31,
                     1 Year               5 Years                  2001
Class A             (14.01)%               7.90%                  7.56%
Class B             (14.18)%               7.83% (h)              7.52% (h)



                               INTERNATIONAL FUND
                                                            Period May 2, 1994
                                                             (commencement of
                                                                 investment
                                                            operations) through
                                                                 December 31,
                     1 Year               5 Years                  2001
Class A             (24.35)%              (1.08)%                (0.06)%
Class B             (24.35)%              (1.08)% (h)            (0.06)% (h)



                                U.S. GROWTH FUND
                                                            Period July 5, 1994
                                                             (commencement of
                                                                 investment
                                                            operations) through
                                                                 December 31,
                     1 Year               5 Years                  2001
Class A              (0.60)%              12.88%                 15.91%
Class B              (0.65)%              12.83% (h)             15.88% (h)

                              STRATEGIC INCOME FUND
                                                            Period July 5, 1994
                                                             (commencement of
                                                                 investment
                                                            operations) through
                                                                 December 31,
                     1 Year               5 Years                  2001
Class A               3.68%               4.10%                   6.53%
Class B               3.54%               4.06% (h)               6.50% (h)



                                   TIGER FUND
                                                            Period May 1, 1995
                                                             (commencement of
                                                                 investment
                                                            operations) through
                                                                 December 31,
                     1 Year               5 Years                  2001
Class A             (18.48)%              (5.73)%                (0.66)%
Class B             (16.66)%              (5.23)% (h)            (0.27)% (h)



                              ALL-STAR EQUITY FUND
                                                          Period November 17, 1997
                                                             (commencement of
                                                                 investment
                                                            operations) through
                                                                 December 31,
                                          1 Year                   2001
Class A                                  (12.81)%                 4.59%
Class B                                  (12.82)%                 4.57% (h)



                                 SMALL CAP FUND
                                                            Period May 19, 1998
                                                             (commencement of
                                                                 investment
                                                            operations) through
                                                                 December 31,
                                          1 Year                   2001
Class A                                    9.30%                  5.13%
Class B                                    9.20%                  5.11% (h)

                                 HIGH YIELD FUND
                                                            Period May 19, 1998
                                                             (commencement of
                                                                 investment
                                                            operations) through
                                                                 December 31,
                                          1 Year                   2001
Class A                                   (2.82)%                (2.98)%
Class B                                   (2.96)%                (3.09)% (h)



                           INTERNATIONAL HORIZONS FUND
                                                            Period June 1, 1999
                                                             (commencement of
                                                                 investment
                                                            operations) through
                                                                 December 31,
                                          1 Year                   2001
Class A                                  (23.41)%                (9.66)% (i)
Class B                                  (23.64)%                (9.80)%



                               GLOBAL EQUITY FUND
                                                            Period June 1, 1999
                                                             (commencement of
                                                                 investment
                                                            operations) through
                                                                 December 31,
                                          1 Year                   2001
Class A                                  (24.34)%               (12.04)% (i)
Class B                                  (24.58)%               (12.18)%



                                REAL ESTATE FUND
                                                            Period June 1, 1999
                                                             (commencement of
                                                                 investment
                                                            operations) through
                                                                 December 31,
                                          1 Year                   2001
Class A                                   14.61%                  5.53% (i)
Class B                                   14.54%                  5.42%



                            JAPAN OPPORTUNITIES FUND
                                                            Period May 30, 2000
                                                             (commencement of
                                                                 investment
                                                            operations) through
                                                                 December 31,
                                          1 Year                    2001
Class A                                  (32.11)%               (37.15)%
Class B                                  (32.11)%               (37.15)%

                                SELECT VALUE FUND
                                                            Period May 30, 2000
                                                             (commencement of
                                                                 investment
                                                            operations) through
                                                                 December 31,
                                          1 Year                   2001
Class A                                    3.55%                  9.37%
Class B                                    3.47%                  9.32%



                             FINANCIAL SERVICES FUND
                                                            Period May 30, 2000
                                                             (commencement of
                                                                 investment
                                                            operations) through
                                                                 December 31,
                                          1 Year                   2001
Class A                                  (11.71)%                 4.71%
Class B                                  (11.86)%                 4.56%



                                HEALTH CARE FUND
                                                            Period May 30, 2000
                                                             (commencement of
                                                                 investment
                                                            operations) through
                                                                 December 31,
                                          1 Year                   2001
Class A                                  (11.88)%                 2.75%
Class B                                  (11.95)%                 2.70%



                                 500 INDEX FUND
                                                            Period May 30, 2000
                                                             (commencement of
                                                                 investment
                                                            operations) through
                                                                 December 31,
                                          1 Year                   2001
Class A                                  (11.98)%               (10.81)%
Class B                                  (12.07)%               (10.86)%



(h) Class B is a newer class of shares. Their performance information includes returns of the Funds' Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class of shares. Class A share returns are not restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses were reflected, the returns for periods prior to the inception of the newer class of shares would be lower. Class B shares were initially offered on June 1, 2000.



(i) Class A is a newer class of shares. Their performance information includes returns of the Funds' Class B shares (the oldest existing fund class) for periods prior to the inception of the newer class of shares. Class B share returns are not restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class B shares and the newer class of shares. If differences in expenses were reflected, the returns for periods prior to the inception of the newer class of shares would be higher. Class A shares were initially offered on June 1, 2000.

         The figures contained in this "Investment Performance" section assume reinvestment of all dividends and distributions. They are not necessarily indicative of future results. The performance of a Fund is a result of conditions in the securities markets, portfolio management, and operating expenses. Although information such as that shown above is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods. The Funds' performance numbers reflect all Fund expenses, including management fees, interest, taxes, 12b-1, brokerage and extraordinary expenses, net of any voluntary waiver of expenses by the advisor, sub-advisor or their affiliates, but do not reflect the cost of insurance and other insurance company separate account charges which vary with the VA contracts and VLI policies offered through the separate accounts of the Participating Insurance Companies. If performance information included the effect of these additional amounts, returns would be lower.

                INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

         PricewaterhouseCoopers LLP are the Trust's independent accountants. The financial statements incorporated by reference in this SAI have been so incorporated, and the financial highlights have been included in the Prospectus, in reliance upon the reports of PricewaterhouseCoopers LLP given on the authority of said firm as experts in accounting and auditing.


         The financial statements of the Trust and Report of Independent Accountants appearing in the December 31, 2001 Annual Report of the Trust are incorporated in this SAI by reference.

Part C.  OTHER INFORMATION
         -----------------

Liberty Value Fund, Variable Series (LVF)
Stein Roe Global Utilities Fund, Variable Series (SRGUF)
Colonial Small Cap Value Fund, Variable Series (CSCVF)
Colonial U.S. Growth & Income Fund, Variable Series (CUSG&IF) Colonial Strategic Income Fund, Variable Series (CSIF)
Colonial High Yield Securities Fund, Variable Series (CHYSF) Liberty All-Star Equity Fund, Variable Series (LASEF)
Colonial International Fund for Growth, Variable Series (CIFfG) Newport Tiger Fund, Variable Series (NTF)
Colonial International Horizons Fund, Variable Series (CIHF) Colonial Global Equity Fund, Variable Series (CGEF)
Crabbe Huson Real Estate Investment Fund, Variable Series (CHREIF) Liberty Newport Japan Opportunities Fund, Variable Series (LNJOF) Liberty Select Value Fund, Variable Series (LSVF)
Rydex Financial Services Fund, Variable Series (RFSF)
Rydex Health Care Fund, Variable Series (RHCF)
Liberty S&P 500 Index Fund, Variable Series (L500)

Item 23.           Exhibits:
                   ---------


      (a)                        Amended and Restated Agreement and Declaration of Trust dated
                                 May 23, 2000(4)

      (b)                        Amended and Restated By-Laws dated June 20, 2001

      (c)                        Not Applicable

      (d)(1)                     Management Agreement dated November 1, 2001 between the Registrant and Liberty
                                 Advisory Services Corp. ("LASC"), with respect to CGEF, CHYSF, CIFfG, CIHF, CSCVF,
                                 CSIF, CUSG&IF, CHREIF, LNJOF, LSVF, LVF, NTF and SRGUF

      (d)(2)                     Sub-Advisory Agreement dated November 1, 2001 between the Registrant, LASC and
                                 Colonial Management Associates, Inc. ("Colonial"), with respect to CGEF

      (d)(3)                     Sub-Advisory Agreement dated November 1, 2001 between the Registrant, LASC and
                                 Colonial, with respect to CHYSF

      (d)(4)                     Sub-Advisory Agreement dated November 1, 2001 between the Registrant, LASC and
                                 Colonial, with respect to CIFfG

      (d)(5)                     Sub-Advisory Agreement dated November 1, 2001 between the Registrant, LASC and
                                 Colonial, with respect to CIHF

      (d)(6)                     Sub-Advisory Agreement dated November 1, 2001 between the Registrant, LASC and
                                 Colonial, with respect to CSCVF

      (d)(7)                     Sub-Advisory Agreement dated November 1, 2001 between the Registrant, LASC and
                                 Colonial, with respect to CSIF

      (d)(8)                     Sub-Advisory Agreement dated November 1, 2001 between the Registrant, LASC and
                                 Colonial, with respect to CUSG&IF




      (d)(9)                     Sub-Advisory Agreement dated November 1, 2001 between the Registrant, LASC and Crabbe
                                 Huson Group, Inc. ("Crabbe Huson"), with respect to CHREIF

      (d)(10)                    Sub-Advisory Agreement dated November 1, 2001 between the Registrant, LASC and Newport
                                 Fund Management, Inc. ("Newport"), with respect to LNJOF

      (d)(11)                    Sub-Advisory Agreement dated November 1, 2001 between the Registrant, LASC and
                                 Colonial, with respect to LSVF

      (d)(12)                    Sub-Advisory Agreement dated November 1, 2001 between the Registrant, LASC and
                                 Colonial, with respect to LVF

      (d)(13)                    Sub-Advisory Agreement dated November 1, 2001 between the Registrant, LASC and
                                 Newport, with respect to NTF

      (d)(14) Sub-Advisory Agreement dated November 1, 2001 between the Registrant, LASC and Stein Roe &
                                 Farnham Incorporated ("Stein Roe"), with respect to SRGUF

      (d)(15)                    Management and Sub-Advisory Agreement dated
                                 November 1, 2001 between the Registrant, LASC and Colonial, with respect to L500, RFSF and RHCF

      (d)(16)                    Form of Portfolio Management Agreement dated November 1, 2001 between the Registrant, LASC and
                                 SSgA Funds Management, Inc. ("SSgA"), with respect to L500

      (d)(17)                    Form of Portfolio Management Agreement dated November
                                 1, 2001 between the Registrant, LASC and Rydex
                                 Global Advisors ("Rydex"), with respect to RFSF
                                 and RHCF

      (d)(18)                    Management and Sub-Advisory Agreement dated
                                 November 1, 2001 between the Registrant, LASC and Liberty Asset Management Company ("LAMCO"), with respect to LASEF

      (d)(19)                    Form of Portfolio Management Agreement dated November 1, 2001 between the Trust, LAMCO and
                                 Boston Partners Asset Management, L.P., with respect to LASEF

      (d)(20)                    Form of Portfolio Management Agreement dated November 1, 2001 between the Trust, LAMCO &
                                 Mastrapasqua & Associates, with respect to LASEF

      (d)(21)                    Form of Portfolio Management Agreement dated November 1, 2001 between the Trust, LAMCO and
                                 Oppenheimer Capital, with respect to LASEF

      (d)(22)                    Form of Portfolio Management Agreement dated November
                                 1, 2001 between the Trust, LAMCO and TCW
                                 Investment Management Company, with respect to
                                 LASEF

      (d)(23)                    Portfolio Management Agreement dated March 1,
                                 2002 between the Trust, LAMCO and Schneider
                                 Capital Management Corporation, with respect to LASEF




      (e)(1)                     Underwriting Agreement dated August 15, 1997, as amended June 18, 1999 between the
                                 Registrant and Liberty Funds Distributor, Inc. ("LFDI")(1)

      (e)(2)                     12b-1 Plan Implementing Agreement between the Registrant and LFDI dated June 1, 1999, as amended May 30, 2000(3)

      (f)                        Not applicable

      (g) Form of Custodian Contract between Registrant and State Street Bank and Trust Company dated
                                 October 10, 2001 - filed as Exhibit (g) in Part
                                 C, Item 23 of Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A of Liberty Funds Trust II (File Nos. 2-66976 and
                                 811-3009), filed with the Commission on or about October 26, 2001, and is hereby incorporated by reference and made a part of this Registration Statement

      (h)(1)(i)                  Pricing and Bookkeeping Agreement between the Registrant and Colonial dated June 7,
                                 1993(1)

      (h)(1)(ii)                 Amendment No. 3 to Pricing and Bookkeeping Agreement dated August 15, 1997(1)

      (h)(1)(iii)                Amendment No. 4 to Pricing and Bookkeeping Agreement dated July 1, 2001

      (h)(2)(i)                  Joinder and Release Agreement with respect to Transfer Agency Agreement dated as of
                                 January 3, 1995 among the Trust, Liberty Investment Services, Inc. and Liberty Funds
                                 Services, Inc. ("LFSI")(including form of Transfer Agency Agreement and Amendment No.
                                 1 thereto)(1)

      (h)(2)(ii)                 Amendment No. 2 to Transfer Agency Agreement(1)

      (h)(2)(iii)                Amendment No. 3 to Transfer Agency Agreement(1)

      (h)(3)                     Form of Participation Agreement(3)

      (i)(1)                     Opinion and consent of counsel (with respect to Liberty Value Fund, Variable Series,
                                 Stein Roe Global Utilities Fund, Variable Series, Colonial Small Cap Value Fund,
                                 Variable Series, Colonial U.S. Growth & Income Fund, Variable Series, Colonial
                                 Strategic Income Fund, Variable Series, Colonial High Yield Securities Fund, Variable
                                 Series, Liberty All-Star Equity Fund, Variable Series, Colonial International Fund for
                                 Growth, Variable Series, Newport Tiger Fund, Variable Series, Colonial International
                                 Horizons Fund, Variable Series, Colonial Global Equity Fund, Variable Series, Crabbe
                                 Huson Real Estate Investment Fund, Variable Series)(2)

      (i)(2) Opinion and consent of counsel (with respect to Liberty Newport Japan Opportunities Fund,
                                 Variable Series, Liberty Select Value Fund,
                                 Variable Series, Rydex Financial Services Fund,
                                 Variable Series, Rydex Health Care Fund,
                                 Variable Series and Liberty S&P 500 Index Fund,
                                 Variable Series)(3)




      (j)                        Independent Accountants Consent(PWC)

      (k)                        Not applicable

      (l)                        Not applicable

      (m)                        Rule 12b-1 Distribution Plan dated June 1, 1999, as amended May 30, 2000(3)

      (n)                        Not applicable

      (o)                        Rule 18f-3 Plan dated May 30, 2000, as amended June 29, 2000

      (p)(1)                     Code of Ethics of LASC, LAMCO, Crabbe Huson,
                                 Colonial, Newport, Stein Roe, the Funds and
                                 Liberty Funds Distributor, Inc. effective
                                 January 1, 2001, as revised December 18, 2001 - filed as Exhibit (p) in Part C, Item 23 of
                                 Post-Effective Amendment No. 45 to the
                                 Registration Statement on Form N-1A of
                                 Liberty-Stein Roe Funds Income Trust (File Nos.
                                 33-02633 and 811-4552), filed with the
                                 Commission on or about January 29, 2002, and is hereby incorporated by reference and made a part of this Registration Statement

      (p)(2)                     Code of Ethics of Rydex Global Advisors(5)

      (p)(3)                     Code of Ethics of State Street Global Advisors(5)

      (p)(4)                     Code of Ethics of Mastrapasqua & Associates -
                                 Mastrapasqua & Associates has adopted LASC's
                                 Code of Ethics which has been filed as Exhibit
                                 (p) in Part C, Item 23 of Post-Effective
                                 Amendment No. 45 to the Registration Statement on Form N-1A of Liberty-Stein Roe Funds Income
                                 Trust (File Nos. 33-02633 and 811-4552), filed with the Commission on or about January 29, 2002, and is hereby incorporated by reference and made a part of this Registration Statement

      (p)(5)                     Code of Ethics of Oppenheimer Capital(5)

      (p)(6)                     Code of Ethics of Boston Partners Asset Management, L.P.(5)

      (p)(7)                     Code of Ethics of TCW Investment Management Company(5)


Power of Attorney for: Douglas A. Hacker, Janet Langford Kelly, Richard W. Lowry, Salvatore Macera, William E. Mayer, Charles R. Nelson, John J. Neuhauser, Joseph R. Palombo, Thomas E. Stitzel, Thomas C. Theobald and Anne-Lee Verville - filed in Part C, Item 23 of Post-Effective Amendment No. 68 to the Registration Statement on Form N-1A of Liberty Funds Trust I (File Nos. 2-41251 and 811-2214), filed with the Commission on or about February 28, 2002, and is hereby incorporated by reference and made a part of this Registration Statement

      (1) Incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement filed with the Commission via EDGAR on or about April 16, 1999.

      (2) Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement filed with the Commission via EDGAR on or about April 25, 2000.
      (3) Incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement filed with the Commission via EDGAR on or about May 30, 2000.
      (4) Incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement filed with the Commission via EDGAR on or about June 1, 2000.
      (5) Incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement filed with the Commission via EDGAR on or about April 20, 2001.

Item 24.           Persons Controlled by or under Common Control with Registrant
                   -------------------------------------------------------------

                   None.

Item 25.                  Indemnification

                          Article Tenth of the Agreement and Declaration of Trust of Registrant (Exhibit (a)), which Article is incorporated herein by reference, provides that Registrant shall provide indemnification of its trustees and officers (including each person who serves or has served at Registration's request as a director, officer, or trustee of another organization in which Registrant has any interest as a shareholder, creditor or otherwise) ("Covered Persons") under specified circumstances.

                          Section 17(h) of the 1940 Act provides that neither the Agreement and Declaration of Trust nor the By-Laws of Registrant, nor any other instrument pursuant to which Registrant is organized or administered, shall contain any provision which protects or purports to protect any trustee or officer of Registrant against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. In accordance with Section 17(h) of the 1940 Act, Article Tenth shall not protect any person against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

                          To the extent required under the 1940 Act:

                          (i) Article Tenth does not protect any person against any liability to Registrant or to its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office;

                          (ii) in the absence of a final decision on the merits by a court or other body before whom a proceeding was brought that a Covered Person was not liable by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office, no indemnification is permitted under Article Tenth unless a determination that such person was not so liable is made on behalf of Registrant by (a) the vote of a majority of the trustees who are neither "interested persons" of Registrant, as defined in Section 2(a)(19) of the 1940 Act, nor parties to the proceeding ("disinterested, non-party trustees"), or
                                     (b) an independent legal counsel as
                                     expressed in a written opinion; and

                          (iii) Registrant will not advance attorney's fees or other expenses incurred by a Covered Person in connection with a civil or criminal action, suit or proceeding unless Registrant receives an undertaking by or on behalf of the Covered Person to repay the advance (unless it is ultimately determined that he is entitled to indemnification) and
                                     (a) the Covered Person provides security for his undertaking, or (b)
                                     Registrant is insured against losses
                                     arising by reason of any lawful
                                     advances, or (c) a majority of the
                                     disinterested, non-party trustees
                                     of Registrant or an independent legal
                                     counsel as expressed in a
                                     written opinion, determine, based on a
                                     review of readily-available
                                     facts (as opposed to a full trial-type
                                     inquiry), that there is reason
                                     to believe that the Covered Person
                                     ultimately will be found entitled
                                     to indemnification.

                          Any approval of indemnification pursuant to Article Tenth does not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with Article Tenth as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in, or not opposed to, the best interests of Registrant or to have been liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Covered Person's office.

                          Article Tenth also provides that its indemnification provisions are not exclusive.

                          Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable.

                          In the event that a claim for indemnification against such liabilities (other than the payment by Registrant or expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

                           Registrant, its trustees and officers, its investment manager, and person affiliated with them are insured against certain expenses in connection with the defense of actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits, or proceedings. Registrant will not pay any portion of the premiums for coverage under such insurance that would (1) protect any trustee or officer against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or (2) protect its investment manager or principal underwriter, if any, against any liability to Registrant or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its duties and obligations under its contract or agreement with the Registrant; for this purpose the Registrant will rely on an allocation of premiums determined by the insurance company.

                           In addition, LASC, the Registrant's investment advisor, maintains investment advisory professional liability insurance to insure it, for the benefit of the Trust and its non-interested trustees, against loss arising out of any effort, omission, or breach of any duty owed to the Trust or any Fund by the investment manager.

Item 26.                   Business and Other Connections of Investment Adviser

                           Certain information pertaining to business and other connections of the Registrant's investment manager, LASC, Colonial, the sub-adviser to each of LVF, CIFfG, CUSG&IF, CIHF, CGEF, CSCVF, CHYSF, CSIF, LSVF, RFSF, RHCF, L500 and Rydex, Portfolio Manager with respect to RFSF and RHCF, SSgA, Portfolio Manager with respect to L500, Stein Roe, the sub-adviser to SRGUF, Newport, the sub-adviser to NTF and LNJOF, Crabbe Huson, the sub-adviser to CHREIF and LAMCO, the sub-adviser to LASEF, and each of Mastrapasqua & Associates, Oppenheimer Capital, Schneider Capital Management Corporation, TCW Investment Management Company and Boston Partners Asset Management, L.P., each of which firms serves as a Portfolio Manager to LASEF, is incorporated herein by reference to the section of the Prospectus relating to each Fund captioned "TRUST MANAGEMENT ORGANIZATIONS" and to the section of the Statement of Additional Information relating to each Fund captioned "INVESTMENT MANAGEMENT AND OTHER SERVICES."

                           Set forth below is a list of each director and officer of LASC, and each director and certain officers of Colonial, Newport, Stein Roe, Crabbe Huson, Rydex, State Street, LAMCO, and each of LAMCO's Portfolio Managers indicating each business, profession, vocation, or employment of a substantial nature in which each such person has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, partner, or trustee.

                           Liberty Advisory Services, Inc.

                           Liberty Advisory Services, Inc. is a direct wholly owned subsidiary of Liberty Funds Group LLC ("LFG"). LFG is an indirect wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston").

Name and Current Position with Adviser                                  Other Positions During
                                                                        Past Two Fiscal Years
Keith T. Banks                      President, Chairman, Chief          Chief Investment Officer and Chief
                                    Executive Officer, Chief            Executive Officer of Columbia
                                    Investment Officer and Director     Management Group, Inc. ("Columbia")

Joseph R. Palombo                   Director and Chief Operating        Chief Operating Officer of Columbia
                                    Officer                             since November, 2001; formerly
                                                                        Chief Operations Officer of Mutual
                                                                        Funds, Liberty Financial Companies,
                                                                        Inc. from August, 2000 to November,
                                                                        2001



Roger Sayler                        Director                            Managing Director of Columbia

Philip J. Iudice, Jr.               Treasurer                           Vice President, Treasurer,
                                                                        Controller and Chief Accounting
                                                                        Officer of LFG

Linda DiSilva Begley                Compliance Officer                  Senior Vice President of LFG


                                    The business address of LASC is One
                                    Financial Center, Boston, Massachusetts
                                    02111.

                                    Colonial Management Associates, Inc.


                          The   following   sets   forth   business   and  other
                          connections of each director and officer of Colonial Management Associates, Inc. (see next page):

Registrant's investment advisor, Colonial Management Associates, Inc. ("Colonial"), is registered as an investment adviser under the Investment
Advisers Act of 1940 ("Advisers Act"). Colonial Advisory Services, Inc. ("CASI"), an affiliate of Colonial, is also registered as an investment advisor under the 1940 Act. As of the end of the fiscal year, December 31, 2001, CASI had 7 institutional, corporate or other accounts under management or supervision, the total market value of which was approximately $2.1 billion. As of the end of the fiscal year, December 31, 2001, Colonial was the investment advisor to 37 mutual funds, including funds sub-advised by Colonial, the total market value of which investment companies was approximately $14.1 billion. Liberty Funds Distributor, Inc., a subsidiary of Colonial Management Associates, Inc., is the principal underwriter and the national distributor of all of the funds in the Liberty Mutual Funds complex, including the Registrant.

     The following sets forth the business and other connections of each director and officer of Colonial Management Associates, Inc.:

(1)                                (2)                          (3)                                       (4)
Name and principal
business
addresses*                         Affiliation                  Period is through 2/15/02.
of officers and                    with                         Other business, profession,
directors of                       investment                   vocation or employment
investment adviser                 adviser                      connection                                Affiliation
------------------                 ----------                   ------------------------------            -----------

Banks, Keith T.                   President, Director           Colonial Advisory Services, Inc.          Director
                                                                Colonial High Income Municipal Trust      President
                                                                Colonial InterMarket Income Trust I       President
                                                                Colonial Intermediate High Income Fund    President
                                                                Colonial Investment Grade Municipal
                                                                     Trust                                President
                                                                Colonial Municipal Income Trust           President
                                                                Liberty Funds Trust I through VII         President
                                                                Liberty Funds Services, Inc.              Director
                                                                Liberty Funds Group LLC                   President, Director
                                                                Liberty Funds Distributor, Inc.           Director
                                                                AlphaTrade Inc.                           Director
                                                                Stein Roe & Farnham Incorporated          President, Director
                                                                Liberty Variable Investment Trust         President
                                                                Colonial Insured Municipal Fund           President
                                                                Colonial California Insured Municipal
                                                                     Fund                                 President
                                                                Colonial New York Insured Municipal Fund  President
                                                                Liberty Floating Rate Advantage Fund      President
                                                                Liberty-Stein Roe Funds Investment Trust  President
                                                                Liberty-Stein Roe Funds Income Trust      President
                                                                Liberty-Stein Roe Funds Institutional
                                                                     Trust                                President
                                                                Liberty-Stein Roe Funds Trust             President
                                                                Liberty-Stein Roe Funds Municipal Trust   President
                                                                Liberty-Stein Roe Advisor Trust           President
                                                                SR&F Base Trust                           President
                                                                SteinRoe Variable Investment Trust        President
                                                                Liberty Floating Rate Fund                President
                                                                Liberty-Stein Roe Institutional Floating
                                                                     Rate Income Fund                     President
                                                                Stein Roe Floating Rate Limited
                                                                     Liability Company                    President
                                                                Financial Centre Insurance Agency, Inc.   Director
                                                                Fleet Investment Advisors                 CIO, Director
                                                                Columbia Management Company               Director
                                                                Columbia Funds Management Company         Director
                                                                Columbia Financial Center                 Director
                                                                Liberty Asset Management Company          Director
                                                                WAM Acquisition G.P., Inc.                Director
                                                                Liberty Advisory Services, Inc.           CIO, Director
                                                                Progress Investment Management Company    Director
                                                                Newport Pacific Management, Inc.          Director
                                                                Newport Fund Management, Inc.             Director
                                                                Crabbe Huson Group, Inc.                  Director

Bissonnette, Michael               Senior V.P.                  Liberty Funds Group LLC                   Senior V.P.
                                                                Colonial Advisory Services, Inc.          Senior V.P.
                                                                SteinRoe Futures, Inc.                    Vice President

Boatman, Bonny E.                  Senior V.P., IPC Mbr.        Colonial Advisory Services, Inc.          Executive V.P.
                                                                Stein Roe & Farnham Incorporated          Executive V.P.
                                                                Liberty Funds Group LLC                   Senior V.P.

Buonopane, Kimberly M.             V.P.                         Liberty Funds Group LLC                   V.P.

Campbell, Kimberly                 V.P.                         Liberty Funds Group LLC                   V.P.
                                                                Stein Roe & Farnham Incorporated          V.P.

Cantor, Daniel K.                  Senior V.P.                  Stein Roe & Farnham Incorporated          Senior V.P.

Condon, Brian                      V.P.                         Liberty Funds Group LLC                   V.P.

Cronk, Kevin                       V.P.                         Liberty Funds Group LLC                   V.P.

Daniszewski, Joseph J.             V.P.                         Liberty Funds Group LLC                   V.P.

Dearborn, James                    V.P.                         Liberty Funds Group LLC                   V.P.
                                                                Stein Roe & Farnham Incorporated          V.P.

DiSilva-Begley, Linda              Senior V.P., IPC Mbr.        Colonial Advisory Services, Inc.          Compliance Officer
                                                                Liberty Funds Group LLC                   Senior V.P.
                                                                Stein Roe & Farnham Incorporated          Chief Compliance Officer

Ellis, Michael                     Senior V.P.                  Newport Pacific Management, Inc.          Senior V.P.
                                                                Newport Fund Management, Inc.             Senior V.P.

Finnemore, Leslie W.               Senior V.P.                  Colonial Advisory Services, Inc.          Senior V.P.
                                                                Liberty Funds Group LLC                   Senior V.P.
                                                                SteinRoe Futures, Inc.                    Vice President

Garrison, William M.               V.P.                         Stein Roe & Farnham Incorporated          Senior V.P.
                                                                Liberty Funds Group LLC                   V.P.

Gustafson, Erik P.                 Senior, V.P.                 Stein Roe & Farnham Incorporated          Senior V.P.

Harasimowicz, Stephen J.           V.P.                         Liberty Funds Group LLC                   V.P.
                                                                Colonial Advisory Services, Inc.          V.P.

Harrington, Ellen                  V.P., Asst. Secretary        Liberty Funds Group LLC                   V.P., Asst. Secretary
                                                                Liberty-Stein Roe Funds Investment Trust  Asst. Secretary
                                                                Liberty-Stein Roe Funds Income Trust      Asst. Secretary
                                                                Liberty-Stein Roe Funds Institutional
                                                                     Trust                                Asst. Secretary
                                                                Liberty-Stein Roe Funds Trust             Asst. Secretary
                                                                Liberty-Stein Roe Funds Municipal Trust   Asst. Secretary
                                                                Liberty-Stein Roe Advisor Trust           Asst. Secretary
                                                                SR&F Base Trust                           Asst. Secretary
                                                                SteinRoe Variable Investment Trust        Asst. Secretary
                                                                Liberty Floating Rate Fund                Asst. Secretary
                                                                Liberty-Stein Roe Institutional Floating
                                                                     Rate Income Fund                     Asst. Secretary
                                                                Stein Roe Floating Rate Limited
                                                                     Liability Company                    Asst. Secretary
                                                                Liberty Funds Trust I through VII         Asst. Secretary
                                                                Colonial High Income Municipal Trust      Asst. Secretary
                                                                Colonial InterMarket Income Trust I       Asst. Secretary
                                                                Colonial Intermediate High Income Fund    Asst. Secretary
                                                                Colonial Investment Grade Municipal
                                                                     Trust                                Asst. Secretary
                                                                Colonial Municipal Income Trust           Asst. Secretary
                                                                Liberty Variable Investment Trust         Asst. Secretary
                                                                Liberty All-Star Equity Fund              Asst. Secretary
                                                                Liberty All-Star Growth Fund, Inc.        Asst. Secretary
                                                                Colonial Insured Municipal Fund           Asst. Secretary
                                                                Colonial California Insured Municipal
                                                                     Fund                                 Asst. Secretary
                                                                Colonial New York Insured Municipal Fund  Asst. Secretary
                                                                Liberty Floating Rate Advantage Fund      Asst. Secretary

Hayssen, Henry                     V.P.                         Liberty Funds Group LLC                   V.P.

Held, Dorothy                      V.P.                         Liberty Funds Group LLC                   V.P.

Hernon, Mary E.                    V.P.                         Liberty Funds Group LLC                   V.P.
                                                                Colonial Advisory Services, Inc.          V.P.

Hirschhorn, Harvey B.              Senior V.P.                  Stein Roe & Farnham Incorporated          Executive V.P.
                                                                Liberty Funds Group LLC                   Senior V.P.

Hounsell, Clare F.                 V.P.                         Stein Roe & Farnham Incorporated          V.P.
                                                                Liberty Funds Group LLC                   V.P.

Iudice, Philip J., Jr.             V.P., Controller, Asst.      Liberty Funds Group LLC                   Controller, CAO, Asst.
                                   Treasurer                                                              Treasurer, V.P.
                                                                Liberty Funds Distributor, Inc.           CFO, Treasurer
                                                                Colonial Advisory Services, Inc.          Controller, Asst. Treas.
                                                                AlphaTrade Inc.                           CFO, Treasurer
                                                                Liberty Funds Services, Inc.              Asst. Treasurer
                                                                Stein Roe & Farnham Incorporated          Asst. Treasurer

Jensen, Rodney                     V.P.                         Liberty Funds Group LLC                   V.P.

Kane, Russell                      V.P., Asst. Sec., Counsel    Liberty Funds Trust I through VII         Asst. Secretary
                                                                Colonial High Income Municipal Trust      Asst. Secretary
                                                                Colonial InterMarket Income Trust I       Asst. Secretary
                                                                Colonial Intermediate High Income Fund    Asst. Secretary
                                                                Colonial Investment Grade Municipal
                                                                     Trust                                Asst. Secretary
                                                                Colonial Municipal Income Trust           Asst. Secretary
                                                                AlphaTrade Inc.                           Asst. Clerk
                                                                Liberty Funds Distributor, Inc.           Asst. Clerk
                                                                Liberty Funds Group LLC                   V.P., Asst. Sec., Counsel
                                                                Liberty Variable Investment Trust         Asst. Secretary
                                                                Liberty All-Star Equity Fund              Asst. Secretary
                                                                Liberty All-Star Growth Fund, Inc.        Asst. Secretary
                                                                Colonial Insured Municipal Fund           Asst. Secretary
                                                                Colonial California Insured Municipal
                                                                     Fund                                 Asst. Secretary
                                                                Colonial New York Insured Municipal Fund  Asst. Secretary
                                                                Liberty Floating Rate Advantage Fund      Asst. Secretary
                                                                Liberty-Stein Roe Funds Investment Trust  Asst. Secretary
                                                                Liberty-Stein Roe Funds Income Trust      Asst. Secretary
                                                                Liberty-Stein Roe Funds Institutional
                                                                     Trust                                Asst. Secretary
                                                                Liberty-Stein Roe Funds Trust             Asst. Secretary
                                                                Liberty-Stein Roe Funds Municipal Trust   Asst. Secretary
                                                                Liberty-Stein Roe Advisor Trust           Asst. Secretary
                                                                SR&F Base Trust                           Asst. Secretary
                                                                SteinRoe Variable Investment Trust        Asst. Secretary
                                                                Liberty Floating Rate Fund                Asst. Secretary
                                                                Liberty-Stein Roe Institutional Floating
                                                                     Rate Income Fund                     Asst. Secretary
                                                                Stein Roe Floating Rate Limited
                                                                     Liability Company                    Asst. Secretary

Kennedy, Michael T.                Senior V.P.                  Stein Roe & Farnham Incorporated          Senior V.P.
                                                                Liberty Funds Group LLC                   Senior V.P.

Kinzel, Jeffrey                    Senior V.P.                  Stein Roe & Farnham Incorporated          Senior V.P.

Lapointe, Thomas                   V.P.                         Liberty Funds Group LLC                   V.P.

Lenzi, Sharon                      Senior V.P.                  Liberty Funds Group LLC                   Senior V.P.
                                                                Stein Roe & Farnham Incorporated          Senior V.P.

Lessard, Kristen                   V.P.                         Liberty Funds Group LLC                   V.P.

Loewenberg, Jean S.                Clerk                        Liberty Funds Trust I through VII         Secretary
                                   Counsel, IPC Mbr.            Colonial High Income Municipal Trust      Secretary
                                                                Colonial InterMarket Income Trust I       Secretary
                                                                Colonial Intermediate High Income Fund    Secretary
                                                                Colonial Investment Grade Municipal
                                                                     Trust                                Secretary
                                                                Colonial Municipal Income Trust           Secretary
                                                                Liberty Variable Investment Trust         Secretary
                                                                Liberty All-Star Equity Fund              Secretary
                                                                Liberty All-Star Growth Fund, Inc.        Secretary
                                                                Colonial Insured Municipal Fund           Secretary
                                                                Colonial California Insured Municipal
                                                                     Fund                                 Secretary
                                                                Colonial New York Insured Municipal Fund  Secretary
                                                                Liberty Floating Rate Advantage Fund      Secretary
                                                                Liberty-Stein Roe Funds Investment Trust  Secretary
                                                                Liberty-Stein Roe Funds Income Trust      Secretary
                                                                Liberty-Stein Roe Funds Institutional
                                                                     Trust                                Secretary
                                                                Liberty-Stein Roe Funds Trust             Secretary
                                                                Liberty-Stein Roe Funds Municipal Trust   Secretary
                                                                Liberty-Stein Roe Advisor Trust           Secretary
                                                                SR&F Base Trust                           Secretary
                                                                SteinRoe Variable Investment Trust        Secretary
                                                                Liberty Floating Rate Fund                Secretary
                                                                Liberty-Stein Roe Institutional Floating
                                                                     Rate Income Fund                     Secretary
                                                                Stein Roe Floating Rate Limited
                                                                     Liability Company                    Secretary
                                                                Colonial Advisory Services, Inc.          Clerk
                                                                Liberty Funds Services, Inc.              Clerk
                                                                Liberty Funds Group LLC                   Secretary
                                                                Liberty Funds Distributor, Inc.           Clerk
                                                                AlphaTrade Inc.                           Clerk
                                                                Stein Roe & Farnham Incorporated          Secretary
                                                                Financial Centre Insurance Agency, Inc.   Clerk
                                                                Fleet Investment Advisors                 Clerk
                                                                Liberty Asset Management Company          Clerk
                                                                WAM Acquisition G.P., Inc.                Secretary
                                                                Liberty Advisory Services, Inc.           Clerk
                                                                Progress Investment Management Company    Secretary
                                                                Newport Pacific Management, Inc.          Secretary
                                                                Newport Fund Management, Inc.             Secretary
                                                                Crabbe Huson Group, Inc.                  Clerk
                                                                Liberty Newport Holdings, Ltd.            Secretary

Murray, Thomas                     V.P.                         Liberty Funds Group LLC                   V.P.

Newman, Maureen                    Senior V.P.                  Liberty Funds Group LLC                   Senior V.P.
                                                                Stein Roe & Farnham Incorporated          Senior V.P.

O'Brien, David P.                  Senior V.P.                  Liberty Funds Group LLC                   Senior V.P.
                                                                Colonial Advisory Services, Inc.          Senior V.P.

Ostrander, Laura                   Senior V.P.                  Colonial Advisory Services, Inc.          V.P.
                                                                Liberty Funds Group LLC                   Senior V.P.

Palombo, Joseph R.                 Dir., Exec. V.P., COO        Colonial Advisory Services, Inc.          COO, Director
                                                                Colonial High Income Municipal Trust      Trustee
                                                                Colonial InterMarket Income Trust I       Trustee
                                                                Colonial Intermediate High Income Fund    Trustee
                                                                Colonial Investment Grade Municipal
                                                                     Trust                                Trustee
                                                                Colonial Municipal Income Trust           Trustee
                                                                Liberty Funds Trust I through VII         Trustee
                                                                Liberty Funds Services, Inc.              President, Director
                                                                Liberty Funds Group LLC                   CAO, Executive V.P.
                                                                Liberty Funds Distributor, Inc.           COO, Director
                                                                AlphaTrade Inc.                           COO, Director
                                                                Stein Roe & Farnham Incorporated          Executive V.P., COO,
                                                                                                          Director
                                                                Liberty Variable Investment Trust         Trustee
                                                                Colonial Insured Municipal Fund           Trustee
                                                                Colonial California Insured Municipal
                                                                     Fund                                 Trustee
                                                                Colonial New York Insured Municipal Fund  Trustee
                                                                Liberty Floating Rate Advantage Fund      Trustee
                                                                Liberty-Stein Roe Funds Investment Trust  Trustee
                                                                Liberty-Stein Roe Funds Income Trust      Trustee
                                                                Liberty-Stein Roe Funds Institutional
                                                                     Trust                                Trustee
                                                                Liberty-Stein Roe Funds Trust             Trustee
                                                                Liberty-Stein Roe Funds Municipal Trust   Trustee
                                                                Liberty-Stein Roe Advisor Trust           Trustee
                                                                SR&F Base Trust                           Trustee
                                                                SteinRoe Variable Investment Trust        Trustee
                                                                Liberty Floating Rate Fund                Trustee
                                                                Liberty-Stein Roe Institutional Floating
                                                                     Rate Income Fund                     Trustee
                                                                Stein Roe Floating Rate Limited
                                                                     Liability Company                    Manager
                                                                Financial Centre Insurance Agency, Inc.   Director
                                                                Fleet Investment Advisors                 COO, Director
                                                                Columbia Management Company               Director
                                                                Columbia Funds Management Company         Director
                                                                Columbia Financial Center                 Director
                                                                Liberty Asset Management Company          COO, Director
                                                                WAM Acquisition G.P., Inc.                Director
                                                                Liberty Advisory Services, Inc.           COO, Director
                                                                Progress Investment Management Company    Director
                                                                Newport Pacific Management, Inc.          Director
                                                                Newport Fund Management, Inc.             Director
                                                                Crabbe Huson Group, Inc.                  Director

Peishoff, William                  V.P.                         Liberty Funds Group LLC                   V.P.

Peterson, Ann T.                   V.P.                         Colonial Advisory Services, Inc.          V.P.
                                                                Liberty Funds Group LLC                   V.P.

Pietropaolo, Vincent P.            V.P., Asst. Sec., Counsel    Liberty Funds Trust I through VII         Asst. Secretary
                                                                Colonial High Income Municipal Trust      Asst. Secretary
                                                                Colonial InterMarket Income Trust I       Asst. Secretary
                                                                Colonial Intermediate High Income Fund    Asst. Secretary
                                                                Colonial Investment Grade Municipal
                                                                     Trust                                Asst. Secretary
                                                                Colonial Municipal Income Trust           Asst. Secretary
                                                                AlphaTrade Inc.                           Asst. Clerk
                                                                Liberty Funds Distributor, Inc.           Asst. Clerk
                                                                Liberty Funds Group LLC                   V.P., Asst. Sec., Counsel
                                                                Liberty Variable Investment Trust         Asst. Secretary
                                                                Liberty All-Star Equity Fund              Asst. Secretary
                                                                Liberty All-Star Growth Fund, Inc.        Asst. Secretary
                                                                Colonial Insured Municipal Fund           Asst. Secretary
                                                                Colonial California Insured Municipal
                                                                     Fund                                 Asst. Secretary
                                                                Colonial New York Insured Municipal Fund  Asst. Secretary
                                                                Liberty Floating Rate Advantage Fund      Asst. Secretary
                                                                Liberty-Stein Roe Funds Investment Trust  Asst. Secretary
                                                                Liberty-Stein Roe Funds Income Trust      Asst. Secretary
                                                                Liberty-Stein Roe Funds Institutional
                                                                     Trust                                Asst. Secretary
                                                                Liberty-Stein Roe Funds Trust             Asst. Secretary
                                                                Liberty-Stein Roe Funds Municipal Trust   Asst. Secretary
                                                                Liberty-Stein Roe Advisor Trust           Asst. Secretary
                                                                SR&F Base Trust                           Asst. Secretary
                                                                SteinRoe Variable Investment Trust        Asst. Secretary
                                                                Liberty Floating Rate Fund                Asst. Secretary
                                                                Liberty-Stein Roe Institutional Floating
                                                                     Rate Income Fund                     Asst. Secretary
                                                                Stein Roe Floating Rate Limited
                                                                     Liability Company                    Asst. Secretary
                                                                Liberty Acorn Trust                       Asst. Secretary
                                                                Wanger Advisors Trust                     Asst. Secretary

Pitten, Leonard                    V.P.                         Liberty Funds Group LLC                   V.P.

Reddin, Lee                        V.P.                         Liberty Funds Group LLC                   V.P.

Richards, Scott B.                 Senior V.P.                  Colonial Advisory Services, Inc.          Senior V.P.
                                                                Liberty Funds Group LLC                   Senior V.P.

Roberts, Charles                   Senior V.P.                  Newport Pacific Management, Inc.          Managing Dir.
                                                                Newport Fund Management, Inc.             Managing Dir.

Roye, Michael                      V.P.                         Liberty Funds Group LLC                   V.P.

Rzepczynski, June                  V.P.                         Liberty Funds Group LLC                   V.P.

Salerno, Joseph                    V.P.                         Liberty Funds Group LLC                   V.P.

Schermerhorn, Scott                Senior V.P.                  Liberty Funds Group LLC                   Senior V.P.
                                                                Stein Roe & Farnham Incorporated          Senior V.P.

Smalley, Gregg                     V.P.                         Liberty Funds Group LLC                   V.P.

Smith, Craig                       V.P.                         Liberty Funds Group LLC                   V.P.

Snee, Deborah F.                   V.P.                         Newport Pacific Management, Inc.          V.P.
                                                                Newport Fund Management, Inc.             V.P.

Spanos, Gregory J.                 Senior V.P.                  Colonial Advisory Services, Inc.          Executive V.P.
                                                                Liberty Funds Group LLC                   Senior V.P.
                                                                SteinRoe Futures, Inc.                    Vice President

Stevens, Richard                   V.P.                         Colonial Advisory Services, Inc.          V.P.
                                                                Liberty Funds Group LLC                   V.P.

Swayze, Gary                       Senior V.P.                  Liberty Funds Group LLC                   Senior V.P.

Ware, Elizabeth M.                 V.P.                         Liberty Funds Group LLC                   V.P.
                                                                Stein Roe & Farnham Incorporated          V.P.

White, John                        V.P.                         Liberty Funds Group LLC                   V.P.


------------------------------------------------
*The Principal address of all of the officers and directors of the investment advisor is One Financial Center, Boston, MA 02111.



                                    Newport

                                    The business and other connections of the officers and directors of Newport are listed on the Form ADV of Newport Fund Management, Inc. as currently on file with the Commission (File No. 801-31850).

                                    Stein Roe

Stein Roe, the investment advisor for each Fund or Portfolio except SR&F International Portfolio, is a wholly owned subsidiary of Liberty Funds Group LLC, which is a wholly owned subsidiary of Columbia Management Group, Inc., which is a wholly owned subsidiary of Fleet National Bank, which is a wholly owned subsidiary of FleetBoston Financial Corporation. Stein Roe acts as investment advisor to individuals, trustees, pension and profit-sharing plans, charitable organizations, and other investors. In addition to Registrant, it also acts as investment advisor to other investment companies having different investment policies.

For a two-year business history of officers and directors of Stein Roe, please refer to the Form ADV of Stein Roe and to the section of the statement of additional information (Part B) entitled "Investment Advisory and Other Services," or "Management of the Funds," as applicable.

Certain directors and officers of Stein Roe also serve and have during the past two years served, in various capacities as officers, directors, or trustees of the companies listed below and of the Registrant and other investment companies managed wholly or in part by Stein Roe. A list of such capacities is given below.


                                                                       POSITION FORMERLY
                                                                          HELD WITHIN
                                           CURRENT POSITION               PAST TWO YEARS
                                          -------------------            --------------
COLUMBIA MANAGEMENT GROUP, INC. (590 Madison Avenue - 36th Floor, New York, NY  10022)
Keith T. Banks                                  Director, Pres., CEO

FLEET INVESTMENT ADVISORS, INC. (100 Federal Street, Boston, MA 02110)
Keith T. Banks                                  Director
Joseph R. Palombo                               Director
Roger Sayler                                    Director, Exec. V.P.

FLEET ASSET MANAGEMENT (590 Madison Avenue - 36th Floor, New York, NY  10022)
Keith T. Banks                                  President
Joseph R. Palombo                               COO

PROGRESS INVESTMENT MANAGEMENT (71 Stevenson Street, Suite 1620, San Francisco, CA 94105)
Keith T. Banks                                  Director
Joseph R. Palombo                               Director

WAM ACQUISITION GP, INC. (227 West Monroe Street, Suite 3000, Chicago, Illinois 60606)
Keith T. Banks                                  Director
Joseph R. Palombo                               Director

NEWPORT PRIVATE EQUITY ASIA, INC. (580 California Street, Suite 1960, San Francisco, CA 94104)
Keith T. Banks                                  Director

NEWPORT PACIFIC MANAGEMENT, INC. (580 California Street, Suite 1960, San Francisco, CA 94104)
Keith T. Banks                                  Director
Roger Sayler                                    Exec. V.P.
Joseph R. Palombo                               Director
Jean S. Loewenberg                              Secretary
Philip J. Iudice                                Treasurer

NEWPORT FUND MANAGEMENT, INC. (580 California Street, Suite 1960, San Francisco, CA 94104)
Keith T. Banks                                  Director
Roger Sayler                                            Exec. V.P.
Joseph R. Palombo                               Director
Jean S. Loewenberg                              Secretary
Philip J. Iudice                                Treasurer

LIBERTY NEWPORT HOLDINGS LTD. (580 California Street, Suite 1960, San Francisco, CA 94104)
Keith T. Banks                                  Director
Joseph R. Palombo                               Director
Jean S. Loewenberg                              Secretary
Philip J. Iudice                                Treasurer

LIBERTY ADVISORY SERVICES CORP. (One Financial Center, Boston, MA 02111)
Keith T. Banks                                  Director, President
Joseph R. Palombo                               Director
Roger Sayler                                    Director, Exec. V.P.
Jean S. Loewenberg                              Secretary
Philip J. Iudice                                Treasurer

FINANCIAL CENTRE INSURANCE AGENCY (One Financial Center, Boston, MA 02111)
Keith T. Banks                                  Director, President
Joseph R. Palombo                               Director
Jean S. Loewenberg                              Secretary
Philip J. Iudice                                Treasurer

LIBERTY ASSET MANAGEMENT COMPANY (One Financial Center, Boston, MA 02111)
Keith T. Banks                                  Director
Joseph R. Palombo                               Director
Roger Sayler                                    Director, Exec. V.P.
Jean S. Loewenberg                              Secretary
Philip J. Iudice                                Treasurer

CRABBE HUSON GROUP, INC. (121 South West Morrison, Suite 1400, Portland, OR 97204)
Keith T. Banks                                  Director, President
Joseph R. Palombo                               Director
Roger Sayler                                    Director, Exec. V.P.
Jean S. Loewenberg                              Secretary
Philip J. Iudice                                Treasurer

COLONIAL ADVISORY SERVICES, INC. (One Financial Center, Boston, MA 02111)
Keith T. Banks                                  Director
Joseph R. Palombo                               Director
Jean S. Loewenberg                              Secretary
Philip J. Iudice                                Treasurer

LIBERTY FUNDS GROUP LLC (One Financial Center, Boston, MA 02111)
Keith T. Banks                                  Director, President
Joseph R. Palombo                               Director, Exec. V.P.
Roger Sayler                                    Director
Philip J. Iudice                                Treasurer
Jean S. Loewenberg                              Secretary

LIBERTY FUNDS SERVICES, INC. (One Financial Center, Boston, MA 02111)
Joseph R. Palombo                               Director
Jean S. Loewenberg                              Secretary

COLONIAL MANAGEMENT ASSOCIATES, INC. (One Financial Center, Boston, MA 02111)
Keith T. Banks                                  President and CIO
Joseph R. Palombo                               Director, Exec. V.P.
Michael Bissonnette                             Senior Vice President
Bonny E. Boatman                                Senior Vice President
Leslie W. Finnemore                             Senior Vice President
Harvey B. Hirschhorn                            Senior Vice President
Michael T. Kennedy                              Senior Vice President
Maureen Newman                                  Senior Vice President
Laura Ostrander                                 Senior Vice President
David O'Brien                                   Senior Vice President
Scott B. Richards                               Senior Vice President
Roger Sayler                                    Director, Exec. V.P.
Scott Schermerhorn                              Senior Vice President
Gary Swayze                                     Senior Vice President
Jean S. Loewenberg                              Secretary
Philip J. Iudice                                Treasurer

LIBERTY-STEIN ROE FUNDS INCOME TRUST; LIBERTY-STEIN ROE FUNDS INVESTMENT
TRUST, LIBERTY-STEIN ROE ADVISOR TRUST, LIBERTY-STEIN ROE FUNDS MUNICIPAL
TRUST, LIBERTY-STEIN ROE FUNDS INSTITUTIONAL TRUST, LIBERTY-STEIN ROE FUNDS
TRUST, STEINROE VARIABLE INVESTMENT TRUST, LIBERTY FLOATING RATE FUND,
LIBERTY-STEIN ROE INSTITUTIONAL FLOATING RATE INCOME FUND, STEIN ROE
FLOATING RATE LIMITED LIABILITY COMPANY, LIBERTY VARIABLE INVESTMENT TRUST,
SR&F BASE TRUST, LIBERTY FUNDS TRUST I, LIBERTY FUNDS TRUST II, LIBERTY FUNDS
TRUST V, LIBERTY FLOATING RATE ADVANTAGE FUND (One Financial Center, Boston, MA
02111)
Keith T. Banks                                  President
Jean S. Loewenberg                              Secretary
Joseph R. Palombo                               Trustee                        VP



                                    Crabbe Huson Group, Inc.

                                    The business and other connections of the officers and directors of
                                    Crabbe Huson are listed on the Form ADV of Crabbe Huson Group, Inc. as currently on file with the Commission (File No. 801-15154).

                                    Rydex Global Advisors

                                    The business and other connections of the officers and directors of Rydex are listed on the Form ADV of Rydex as currently on file with the Commission (File No. 801-43489).

                                    SSgA Funds Management, Inc.

                                    The business and other connections of the officers and directors of SSgA are listed on the Form ADV of SSgA as currently on file with the Commission (File No. 801-60103).

                                    Liberty Asset Management Company

                                    The business and other connections of the officers and directors of LAMCO are listed on the Form ADV of Liberty Asset Management Company as currently on file with the Commission (File No. 801-26296).

The business and other connections of the officers, directors or partners of the Portfolio Managers of LASEF is incorporated by reference from the respective Portfolio Manager's Form ADV, as most recently filed with the Securities and Exchange Commission. The file numbers of such ADV Forms are as follows:

                           Oppenheimer Capital                        801-27180

                           Schneider Capital Management Corporation   801-55439

                           Boston Partners Asset Management, L.P.     801-49059

                           Mastrapasqua & Associates                  801-43315

                           TCW Investment Management Company          801-29075



Item 27.                             Principal Underwriter


(a) Liberty Funds Distributor, Inc. (LFDI), a subsidiary of Colonial Management Associates, Inc., is the Registrant's principal underwriter. LFDI acts in such capacity for each series of Liberty Funds Trust I, Liberty Funds Trust II, Liberty Funds Trust III, Liberty Funds Trust IV, Liberty Funds Trust V, Liberty Funds Trust VI, Liberty Funds Trust VII, Liberty Variable Investment Trust, SteinRoe Variable Investment Trust, Liberty-Stein Roe Advisor Trust, Liberty-Stein Roe Funds Income Trust, Liberty-Stein Roe Funds Municipal Trust, Liberty-Stein Roe Funds Investment Trust, Liberty Floating Rate Fund, Liberty-Stein Roe Institutional Floating Rate Income Fund, Liberty Variable Investment Trust, Liberty-Stein Roe Funds Trust, Liberty Floating Rate Advantage Fund, Wanger Advisors Trust and Liberty Acorn Trust.

(b)   The  table  below  lists  each   director  or  officer  of  the  principal
      underwriter named in the answer to Item 20.

(1)                 (2)                   (3)

                    Position and Offices  Positions and
Name and Principal  with Principal        Offices with
Business Address*   Underwriter           Registrant
------------------  -------------------   --------------

Abusheery, Greg        V.P.                  None

Aldi, Andrew           V.P.                  None

Anderson, Judith       V.P.                  None

Antone, Louis E.       V.P.                  None

Ash, James             V.P.                  None

Babbitt, Debra         Sr. V.P. and          None
                       Comp. Officer

Banks, Keith           Director              President

Bartlett, John         Managing Director     None

Blakeslee, James       Sr. V.P.              None

Blumenfeld, Alexander  V.P.                  None

Bozek, James           Sr. V.P.              None

Brown, Beth            Sr. V.P.              None

Campbell, Patrick      V.P.                  None

Carinio, Angela        V.P.                  None

Claiborne, Doug        V.P.                  None

Climer, Quentin        V.P.                  None

Conley, Brook          V.P.                  None

Cook, Edward           V.P.                  None

Costello, Matthew      V.P.                  None

Couto, Scott           V.P.                  None

Davey, Cynthia         Sr. V.P.              None

Denny, Jeffrey         V.P.                  None

Desilets, Marian       V.P.                  Asst. Sec

Devaney, James         Sr. V.P.              None

DiMaio, Stephen        V.P.                  None

Downey, Christopher    V.P.                  None

Emerson, Kim P.        Sr. V.P.              None

Erickson, Cynthia G.   Sr. V.P.              None

Evans, C. Frazier      Managing Director     None

Evitts, Stephen        V.P.                  None

Feldman, David         Managing Director     None

Feloney, Joseph        Sr. V.P.              None

Ferullo, Jeanne        V.P.                  None

Fisher, James          V.P.                  None

Ford, David            V.P.                  None

Fragasso, Philip       Managing Director     None

Gentile, Russell       V.P.                  None

Goldberg, Matthew      Sr. V.P.              None

Grace, Anthony         V.P.                  None

Gubala, Jeffrey        V.P.                  None

Guenard, Brian         V.P.                  None

Harrell, John          V.P.                  None

Hartnett, Kelly        V.P.                  None

Helwig, Kevin          V.P.                  None

Hodgkins, Joseph       Sr. V.P.              None

Hussey, Robert         Managing Director     None

Iudice, Jr., Philip    Treasurer and CFO     None

Jackson, Lyman         V.P.                  None

Jarstfer, Marlys       V.P.                  None

Johnston, Kenneth      V.P.                  None

Jones, Cynthia         V.P.                  None

Kelley, Terry M.       V.P.                  None

Lewis, Blair           V.P.                  None

Loewenberg, Jean       Clerk                 Secretary

Lynch, Andrew          Managing Director     None

Lynn, Jerry            V.P.                  None

Marcelonis, Sheila     V.P.                  None

Marsh, Curtis          Sr. V.P.              None

Martin, Peter          Sr. V.P.              None

McCombs, Gregory       Sr. V.P.              None

McKenzie, Mary         V.P.                  None

Menchin, Catherine     Sr. V.P.              None

Miller, Anthony        V.P.                  None

Moberly, Ann R.        Sr. V.P.              None

Morse, Jonathan        V.P.                  None

Nickodemus, Paul       V.P.                  None

O'Shea, Kevin          Managing Director     None

Palombo, Joseph R.     Director and Chief    Trustee and
                       Operating Officer     Chairman of the Board

Piken, Keith           Sr. V.P.              None

Ratto, Gregory         V.P.                  None

Reed, Christopher B.   Sr. V.P.              None

Ross, Gary             Sr. V.P.              None

Santosuosso, Louise    Sr. V.P.              None

Schug, Derek           V.P.                  None

Schulman, David        Sr. V.P.              None

Scully-Power, Adam     V.P.                  None

Sellers, Gregory       V.P.                  None

Shea, Terence          V.P.                  None

Sideropoulos, Lou      Sr. V.P.              None

Sinatra, Peter         V.P.                  None

Smith, Darren          V.P.                  None

Soares, Jeffrey        V.P.                  None

Soester, Trisha        V.P.                  None

Sprieck, Susan         V.P.                  None

Studer, Eric           V.P.                  None

Sullivan, Paul         V.P.                  None

Sweeney, Maureen       V.P.                  None

Tambone, James         CEO; Co-President;    None
                       Director

Tasiopoulos, Lou       Co-President;         None
                       Director

Torrisi, Susan         V.P.                  None

Tufts, Peter           V.P.                  None

VanEtten, Keith H.     Sr. V.P.              None

Wagner, Rebecca        V.P.                  None

Waldron, Thomas        V.P.                  None

Warfield, James        V.P.                  None

Wess, Valerie          Sr. V.P.              None

White, John            V.P.                  None

Yates, Susan           V.P.                  None

Young, Deborah         Sr. V.P.              None

--------------------------
* The address for each individual is One Financial Center, Boston, MA 02111.

Item 28.                             Location of Accounts and Records

                                     The following entities prepare, maintain, and preserve the records required by
                                     Section 31(a) of the Investment Company Act of 1940 (the "1940 Act") for the Registrant. These services are provided to the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the rules and regulations of the Securities and Exchange Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.

                                     State Street Bank and Trust Company, 225
                                     Franklin Street, Boston, MA 02110, serves as custodian for all series of the Trust. In such capacity, the custodian bank keeps records regarding securities and other assets in custody and in transfer, bank statements, canceled checks, financial books and records, and other records relating to its duties as custodian. Liberty Funds Services, Inc., One Financial Center, Boston, MA 02111, serves as the transfer agent and dividend disbursing agent for the Registrant, and in such capacities is responsible for records regarding each shareholder's account and all disbursements made to shareholders. In addition, LASC, pursuant to its Fund Management Agreement with the Registrant with respect to the Trust, has delegated to Colonial, One Financial Center, Boston, Massachusetts 02111, the obligation to maintain the records required pursuant to such agreements. Colonial also maintains all records pursuant to its Pricing and Bookkeeping Agreement with the Trust. LFDI, One Financial Center, Boston, MA 02111, serves as principal underwriter for the Trust, and in such capacity maintains all records required pursuant to its underwriting Agreement with the Registrant.

Item 29.                             Management Services

                                     LASC, pursuant to its Fund Managed
                                     Agreement with the Trust, has delegated its duties thereunder to provide certain administrative services to the Trust to Colonial.

Item 30.                             Undertakings
                                     Not Applicable

                             ******************
                                    NOTICE

A copy of the Agreement and Declaration of Trust, as amended, of Liberty Variable Investment Trust is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that the instrument has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust.

                                SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Liberty Variable Investment Trust, certifies that it meets all of the requirements for effectiveness of the Registration Statement pursuant to Rule 485(b) and has duly caused this Post-Effective Amendment No. 26 to its Registration Statement under the Securities Act of 1933 and Amendment No. 27 under the Investment Company Act of 1940, to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and The Commonwealth of Massachusetts on this 30th day of April, 2002.

                                    LIBERTY VARIABLE INVESTMENT TRUST



                                     by:    /s/KEITH T. BANKS
                                            -----------------
                                               Keith T. Banks, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in their capacities and on the date indicated.


SIGNATURES                                      TITLE                                   DATE
----------                                      -----                                   ----






/s/KEITH T. BANKS                               President (chief                              April 30, 2002
-----------------
   Keith T. Banks                               Executive officer)







/s/J. Kevin connaughton                         Chief Financial Officer (principal            April 30, 2002
   --------------------
   J. Kevin Connaughton                         financial officer)






/s/VICKI L. BENJAMIN                            Chief Accounting Officer (principal           April 30, 2002
   -----------------
   vicki L. Benjamin                            accounting officer)


DOUGLAS A. HACKER*                                   Trustee
------------------------------------
Douglas A. Hacker


JANET LANGFORD KELLY*                                Trustee
------------------------------------
Janet Langford Kelly


RICHARD W. LOWRY*                           Trustee
---------------------------
Richard W. Lowry


SALVATORE MACERA*                           Trustee
Salvatore Macera


WILLIAM E. MAYER*                           Trustee            /s/RUSSELL L.KANE
----------------
William E. Mayer                                                 Russell L. Kane
                                                              ------------------
                                                                Attorney-in-fact
                                                                  April 30, 2002

DR. CHARLES R. NELSON*                               Trustee
------------------------------------
Dr. Charles R. Nelson


JOHN J. NEUHAUSER*                                   Trustee
------------------------------------
John J. Neuhauser


JOSEPH R. PALOMBO*                                   Trustee
------------------------------------
Joseph R. Palombo


THOMAS E. STITZEL*                                   Trustee
------------------------------------
Thomas E. Stitzel


THOMAS C. THEOBALD*                                  Trustee
------------------------------------
Thomas C. Theobald


ANNE-LEE VERVILLE*                                   Trustee
------------------------------------
Anne-Lee Verville

                                                               EXHIBITS

      (b)                        Amended and Restated By-Laws dated June 20,
                                 2001

      (d)(1) Management Agreement dated November 1, 2001 between the Registrant and LASC, with respect to CGEF, CHYSF, CIFfG, CIHF, CSCVF, CSIF, CUSG&IF, CHREIF, LNJOF, LSVF, LVF, NTF and SRGUF,

      (d)(2) Sub-Advisory Agreement dated November 1, 2001 between the Registrant, LASC and
                                 Colonial, with respect to CGEF

      (d)(3) Sub-Advisory Agreement dated November 1, 2001 between the Registrant, LASC and
                                 Colonial, with respect to CHYSF

      (d)(4) Sub-Advisory Agreement dated November 1, 2001 between the Registrant, LASC and
                                 Colonial, with respect to CIFfG

      (d)(5) Sub-Advisory Agreement dated November 1, 2001 between the Registrant, LASC and
                                 Colonial, with respect to CIHF

      (d)(6) Sub-Advisory Agreement dated November 1, 2001 between the Registrant, LASC and
                                 Colonial, with respect to CSCVF

      (d)(7) Sub-Advisory Agreement dated November 1, 2001 between the Registrant, LASC and
                                 Colonial, with respect to CSIF

      (d)(8) Sub-Advisory Agreement dated November 1, 2001 between the Registrant, LASC and
                                 Colonial, with respect to CUSG&IF

      (d)(9) Sub-Advisory Agreement dated November 1, 2001 between the Registrant, LASC and Crabbe Huson, with respect to CHREIF

      (d)(10) Sub-Advisory Agreement dated November 1, 2001 between the Registrant, LASC and
                                 Newport, with respect to LNJOF

      (d)(11) Sub-Advisory Agreement dated November 1, 2001 between the Registrant, LASC and
                                 Colonial, with respect to LSVF

      (d)(12) Sub-Advisory Agreement dated November 1, 2001 between the Registrant, LASC and
                                 Colonial, with respect to LVF

      (d)(13) Sub-Advisory Agreement dated November 1, 2001 between the Registrant, LASC and
                                 Newport, with respect to NTF

      (d)(14) Sub-Advisory Agreement dated November 1, 2001 between the Registrant, LASC and Stein
                                 Roe, with respect to SRGUF

      (d)(15) Management and Sub-Advisory Agreement dated November 1, 2001 between the Registrant, LASC and Colonial, with respect to L500, RFSF and RHCF

      (d)(16)                    Form of Portfolio Management Agreement dated
                                 November
                                 1, 2001 between the Registrant, LASC and
                                 SSgA Funds Management, Inc. ("SSgA"), with respect to L500

      (d)(17)                    Form of Portfolio Management Agreement dated
                                 November
                                 1, 2001 between the Registrant, LASC and
                                 Rydex, with respect to RFSF and RHCF

      (d)(18) Management and Sub-Advisory Agreement dated November 1, 2001 between the Registrant, LASC and LAMCO, with respect to LASEF

      (d)(19)                    Form of Portfolio Management Agreement dated
                                 November
                                 1, 2001 between the Trust, LAMCO and
                                 Boston Partners Asset Management, L.P., with respect to LASEF

      (d)(20)                    Form of Portfolio Management Agreement dated
                                 November
                                 1, 2001 between the Trust, LAMCO &
                                 Mastrapasqua & Associates, with respect to LASEF

      (d)(21)                    Form of Portfolio Management Agreement dated
                                 November
                                 1, 2001 between the Trust, LAMCO and
                                 Oppenheimer Capital, with respect to LASEF

      (d)(22)                    Form of Portfolio Management Agreement dated
                                 November
                                 1, 2001 between the Trust, LAMCO and TCW
                                 Investment Management Company, with respect to LASEF

      (d)(23) Portfolio Management Agreement dated March 1, 2002 between the Trust, LAMCO and Schneider Capital Management Corporation, with respect to LASEF

      (h)(1)(iii) Amendment No. 4 to Pricing and Bookkeeping Agreement dated July 1, 2001

      (j)                        Independent Accountants Consent(PWC)

      (o)                        Rule 18f-3 Plan dated May 30, 2000, as amended
                                 June 29, 2000